As filed with the Securities and Exchange Commission on February 28, 2025

File No. 333-146680

File No. 811-22132

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 126	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 128	☒
(Check appropriate box or boxes)

ABRDN FUNDS

(Exact Name of Registrant as Specified in Charter)

1900 Market Street, Suite 200
Philadelphia, PA 19103

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 866-667-9231

Lucia Sitar, Esq.

c/o abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

(Name and Address of Agent for Service)

Copy to:

Thomas C. Bogle, Esq.

Dechert LLP

1900 K Street, NW

Washington, DC 20006-1110

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

abrdn Funds
Prospectus
February 28, 2025

abrdn U.S. Small Cap Equity Fund
Class A - GSXAX ■ Class C - GSXCX ■ Class R - GNSRX ■ Institutional Class - GSCIX ■ Institutional Service Class - GSXIX
abrdn China A Share Equity Fund
Class A - GOPAX ■ Class C - GOPCX ■ Class R - GOPRX ■ Institutional Class - GOPIX
abrdn Emerging Markets ex-China Fund
Class A - GLLAX ■ Class C - GLLCX ■ Class R - GWLRX ■ Institutional Class - GWLIX ■ Institutional Service Class - GLLSX
abrdn Emerging Markets Fund
Class A - GEGAX ■ Class C - GEGCX ■ Class R - GEMRX ■ Institutional Class - ABEMX ■ Institutional Service Class - AEMSX
abrdn Infrastructure Debt Fund
Class A – CUGAX ■ Institutional Class – AGCIX ■ Institutional Service Class – CGFIX
abrdn International Small Cap Fund
Class A – WVCCX ■ Class C – CPVCX ■ Class R – WPVAX ■ Institutional Class – ABNIX
abrdn Intermediate Municipal Income Fund
Class A – NTFAX ■ Institutional Class – ABEIX ■ Institutional Service Class – ABESX
abrdn U.S. Sustainable Leaders Fund
Class A – GXXAX ■ Institutional Class – GGLIX ■ Institutional Service Class – GXXIX
abrdn Dynamic Dividend Fund
Class A – ADAVX ■ Institutional Class – ADVDX
abrdn Global Infrastructure Fund
Class A – AIAFX ■ Institutional Class – AIFRX
abrdn Short Duration High Yield Municipal Fund
Class A – AAHMX ■ Class C – ACHMX ■ Institutional Class – AHYMX
abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund)
Class A – AIAGX ■ Institutional Class – AIGYX
abrdn Ultra Short Municipal Income Fund
Class A – ATOAX ■ Class A1 – ATOBX ■ Institutional Class – ATOIX
abrdn Focused Emerging Markets ex-China Fund (formerly, abrdn Global Equity Impact Fund)
Class A – JETAX ■ Institutional Class – JETIX
abrdn High Income Opportunities Fund
Class A – BJBHX ■ Institutional Class – JHYIX
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Summary - abrdn U.S. Small Cap Equity Fund

abrdn U.S. Small Cap Equity Fund

Objective
The abrdn U.S. Small Cap Equity Fund (the “U.S. Small Cap Equity Fund” or the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the U.S. Small Cap Equity Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	1.00% (2)	None	None	None
Small Account Fee(3)	$20	$20	None	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.84%	0.84%	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.39%	0.35%	0.38%	0.30%	0.34%
Total Annual Fund Operating Expenses	1.48%	2.19%	1.72%	1.14%	1.18%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.12%	0.24%	0.12%	0.19%	0.12%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(5)	1.36%	1.95%	1.60%	0.95%	1.06%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(3)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.95% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
(5)	The Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses to Average Net Assets included in the Fund’s Financial Highlights in the Fund’s prospectus as they have been restated to reflect the current expense limitation agreement effective February 28, 2025.
Summary - abrdn U.S. Small Cap Equity Fund   1

Summary - abrdn U.S. Small Cap Equity Fund
Example
This Example is intended to help you compare the cost of investing in the U.S. Small Cap Equity Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the U.S. Small Cap Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$706	$1,005	$1,326	$2,232
CLASS C SHARES	$298	$662	$1,153	$2,505
CLASS R SHARES	$163	$530	$922	$2,020
INSTITUTIONAL CLASS SHARES	$97	$343	$609	$1,369
INSTITUTIONAL SERVICE CLASS SHARES	$108	$363	$637	$1,421

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
CLASS C SHARES	$198	$662	$1,153	$2,505

Portfolio Turnover
The U.S. Small Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Strategies
As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. small-cap companies. A company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of the United States;

●	the company has its principal office in, or management is located in, the United States; and/or

●	the company has its principal securities trading market in the United States.

The Fund considers small-cap companies to be companies that have market capitalizations similar to those of companies included in the Russell 2000® Index at the time of investment. The range of the Russell 2000® Index was $6.12 million to $14.72 billion as of December 31, 2024.
The Fund also may invest in foreign securities and securities of larger companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the financials sector.
The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund invests predominantly in securities of U.S. issuers. The Fund may also invest in non-U.S. companies, including primarily Canadian companies.
In seeking to achieve the Fund’s investment objective, the Adviser invests in quality companies and is an active, engaged owner. The Adviser evaluates every company against quality criteria and builds conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG
2   Summary - abrdn U.S. Small Cap Equity Fund

Summary - abrdn U.S. Small Cap Equity Fund
information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. Through fundamental research, supported by a global research presence, the Adviser seeks to identify companies whose quality and future prospects are not yet fully recognized by the market.
Principal Risks
The U.S. Small Cap Equity Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first five risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Summary - abrdn U.S. Small Cap Equity Fund   3

Summary - abrdn U.S. Small Cap Equity Fund
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Russell 3000® Index, a broad-based securities index, and the Russell 2000® Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231.
Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 29.29% - 2nd quarter 2020
Lowest Return: -23.76% - 1st quarter 2020
After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
4   Summary - abrdn U.S. Small Cap Equity Fund

Summary - abrdn U.S. Small Cap Equity Fund
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	9.02%	8.18%	9.02%
Class A shares – After Taxes on Distributions	9.02%	6.19%	7.49%
Class A shares – After Taxes on Distributions and Sales of Shares	5.34%	6.02%	6.98%
Class C shares – Before Taxes	13.96%	8.79%	8.95%
Class R shares – Before Taxes	15.39%	9.17%	9.36%
Institutional Class shares – Before Taxes	16.14%	9.89%	10.05%
Institutional Service Class shares – Before Taxes	16.00%	9.76%	9.97%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	11.54%	7.40%	7.82%

Investment Adviser
abrdn Inc. serves as the U.S. Small Cap Equity Fund’s investment adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Christopher Colarik	Head of U.S. Smaller Companies	2023
Scott Eun	Senior Investment Director	2024

Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Summary - abrdn U.S. Small Cap Equity Fund   5

Summary - abrdn U.S. Small Cap Equity Fund
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
6   Summary - abrdn U.S. Small Cap Equity Fund

Summary - abrdn China A Share Equity Fund

abrdn China A Share Equity Fund

Objective
The abrdn China A Share Equity Fund (the “China A Fund” or the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the China A Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	1.00% (2)	None	None
Small Account Fee(3)	$20	$20	None	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses	1.38%	1.31%	1.39%	1.29%
Acquired Fund Fees and Expenses(4)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses(5)	2.50%	3.18%	2.76%	2.16%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	1.10%	1.16%	1.10%	1.14%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(5)	1.40%	2.02%	1.66%	1.02%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(3)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(4)	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.
(5)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(6)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.99% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Summary - abrdn China A Share Equity Fund   7

Summary - abrdn China A Share Equity Fund
Example
This Example is intended to help you compare the cost of investing in the China A Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the China A Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$709	$1,210	$1,736	$3,170
CLASS C SHARES	$305	$872	$1,563	$3,405
CLASS R SHARES	$169	$752	$1,362	$3,010
INSTITUTIONAL CLASS SHARES	$104	$566	$1,055	$2,403

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
CLASS C SHARES	$205	$872	$1,563	$3,405

Portfolio Turnover
The China A Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Principal Strategies
As a non-fundamental policy, under normal circumstances, the China A Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of mainland China-based companies that are denominated in Renminbi and listed on the Shenzhen and Shanghai stock exchanges (“China A Shares”). For the purposes of the Fund meeting its 80% investment policy, the Fund will include investments in exchange-traded funds (“ETFs”) that have policies to invest 80% or more of their assets in China A Shares.
China A Shares are only available to non-mainland China investors like the Fund through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”) or the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems (collectively, the “QFII Programs”). Stock Connect and the QFII Programs are subject to regulatory changes and specified quota limitations. The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the Fund’s ability to trade in China A Shares during those periods.
The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest without limit in equity securities of companies of any size, including small- and mid-cap companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. The Fund also may invest in equity-linked notes. An equity-linked note is a security whose performance is generally tied to a single stock, a stock index or a basket of stocks. For purposes of the Fund’s 80% policy described above, equity-linked notes are classified according to their underlying or referenced security or securities. The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the industrials sectors.
In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser invest in quality companies and are an active, engaged owners. The Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-adviser. Through fundamental research, supported by a global research presence, the Adviser and Sub-adviser seek to identify companies whose quality and future prospects are not yet fully recognized by the market.
8   Summary - abrdn China A Share Equity Fund

Summary - abrdn China A Share Equity Fund
Principal Risks
The China A Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first nine risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
China Risk. Significant exposure to China and Hong Kong securities subjects the Fund to additional risks, and may make it significantly more volatile than more geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
China A Shares Risk. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the Fund’s ability to trade in China A Shares will be impacted which may affect the Fund’s performance. The QFII Programs are subject to the risk that the Adviser may have its QFII Programs license revoked or restricted with respect to the Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Illiquid Securities Risk – Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.
Summary - abrdn China A Share Equity Fund   9

Summary - abrdn China A Share Equity Fund
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.
Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Equity-Linked Notes – The Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).
Exchange-Traded Fund Risk – To the extent that the Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF. Where all or a portion of underlying ETF securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such security during the ETF’s domestic trading day. This in turn could lead to differences between the market price of the ETF shares and the underlying value of those shares.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
10   Summary - abrdn China A Share Equity Fund

Summary - abrdn China A Share Equity Fund
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI China A (Onshore) Index (Net TR), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231. The Fund changed its investment strategies effective June 13, 2019. The performance information for periods before June 13, 2019 does not reflect the Fund’s current investment strategies. In connection with the change in investment strategies, the Fund changed its name from Aberdeen China Opportunities Fund to Aberdeen China A Share Equity Fund.
Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 24.28% - 4th quarter 2020
Lowest Return: -19.21% - 3rd quarter 2022
After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Summary - abrdn China A Share Equity Fund   11

Summary - abrdn China A Share Equity Fund
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-0.77%	-3.46%	1.92%
Class A shares – After Taxes on Distributions	-1.16%	-3.75%	1.50%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	-0.46%	-2.55%	1.43%
Class C shares – Before Taxes	3.64%	-2.94%	1.84%
Class R shares – Before Taxes	5.01%	-2.59%	2.20%
Institutional Class shares – Before Taxes	5.70%	-1.96%	2.88%
MSCI China A (Onshore) Index (Net TR) (reflects no deduction for fees or expenses)	11.59%	0.89%	0.03%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the China A Fund’s investment adviser and abrdn Asia Limited (“aAL”) serves as the Fund’s sub-adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Pruksa Iamthongthong, CFA®	Senior Investment Director	2009
Jim Jiang	Investment Manager	2018
Elizabeth Kwik, CFA®	Investment Director	2013
Nicholas Yeo, CFA®	Director and Head of Equities – China	2009

Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

12   Summary - abrdn China A Share Equity Fund

Summary - abrdn China A Share Equity Fund

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Summary - abrdn China A Share Equity Fund   13

Summary - abrdn Emerging Markets ex-China Fund

abrdn Emerging Markets ex-China Fund

Objective
The abrdn Emerging Markets ex-China Fund (the “Emerging Markets ex-China Fund” or the “Fund”) seeks long-term capital growth.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Emerging Markets ex-China Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	1.00% (2)	None	None	None
Small Account Fee(3)	$20	$20	None	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(4)	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.72%	0.72%	0.74%	0.70%	0.67%
Total Annual Fund Operating Expenses	1.72%	2.47%	1.99%	1.45%	1.42%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.46%	0.57%	0.46%	0.55%	0.46%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(6)	1.26%	1.90%	1.53%	0.90%	0.96%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(3)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(4)	Management fees have been restated to reflect current fees as a result of a reduction in the Fund’s contractual management fee rate effective February 29, 2025.
(5)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
(6)	The Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses to Average Net Assets included in the Fund’s Financial Highlights in the Fund’s prospectus as they have been restated to reflect the current expense limitation agreement effective February 28, 2025.
14   Summary - abrdn Emerging Markets ex-China Fund

Summary - abrdn Emerging Markets ex-China Fund
Example
This Example is intended to help you compare the cost of investing in the Emerging Markets ex-China Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Emerging Markets ex-China Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$696	$1,043	$1,414	$2,452
CLASS C SHARES	$293	$715	$1,264	$2,763
CLASS R SHARES	$156	$580	$1,030	$2,280
INSTITUTIONAL CLASS SHARES	$92	$405	$740	$1,688
INSTITUTIONAL SERVICE CLASS SHARES	$98	$404	$733	$1,662

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
CLASS C SHARES	$193	$715	$1,264	$2,763

Portfolio Turnover
The Emerging Markets ex-China Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
Principal Strategies
The Emerging Markets ex-China Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of an emerging market country (excluding China);

●	the company has its principal office in, or management is located in, an emerging market country (excluding China); and/or

●	the company has its principal securities trading market in an emerging market country (excluding China).

An emerging market (excluding China) country is any country included in the MSCI Emerging Markets ex-China Index, or determined by the Adviser or abrdn Investments Limited (the “Sub-adviser”) to have similar emerging market characteristics. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to India and Taiwan. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest in equity securities of companies of any market capitalization, including small- and mid-cap companies.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology and financials sectors.
In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser invest in quality companies and are an active, engaged owners. The Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely
Summary - abrdn Emerging Markets ex-China Fund   15

Summary - abrdn Emerging Markets ex-China Fund
determinative in any investment decision made by the Adviser and Sub-adviser. Through fundamental research, supported by a global research presence, the Adviser and Sub-adviser seek to identify companies whose quality and future prospects are not yet fully recognized by the market.
Principal Risks
The Emerging Markets ex-China Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first six risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
India Risk. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
Taiwan Risk. Including risks associated with investing in emerging markets, the Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
16   Summary - abrdn Emerging Markets ex-China Fund

Summary - abrdn Emerging Markets ex-China Fund
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets ex-China Index (Net TR), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231.
Summary - abrdn Emerging Markets ex-China Fund   17

Summary - abrdn Emerging Markets ex-China Fund
The Fund changed its investment strategy effective February 28, 2022 from a global equity strategy to an emerging markets ex-China strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Equity Fund to abrdn Emerging Markets ex-China Fund. Performance information for periods prior to February 28, 2022 does not reflect the Fund’s current investment strategy.
Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 17.54% - 2nd quarter 2020
Lowest Return: -20.39% - 1st quarter 2020
After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-5.29%	4.05%	4.49%
Class A shares – After Taxes on Distributions	-5.44%	2.27%	2.94%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	-3.11%	2.96%	3.24%
Class C shares – Before Taxes	-1.22%	4.62%	4.43%
Class R shares – Before Taxes	0.14%	4.92%	4.74%
Institutional Class shares – Before Taxes	0.79%	5.66%	5.46%
Institutional Service Class shares – Before Taxes	0.73%	5.56%	5.40%
MSCI Emerging Markets ex-China Index (Net TR) (reflects no deduction for fees, expenses or taxes)	3.56%	4.45%	4.73%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Emerging Markets ex-China Fund’s investment adviser and abrdn Investments Limited (“aIL”) serves as the Fund’s sub-adviser.
18   Summary - abrdn Emerging Markets ex-China Fund

Summary - abrdn Emerging Markets ex-China Fund
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Devan Kaloo	Global Head of Equities and Head of Global Emerging Markets Equities	2024
Nick Robinson, CFA®	Senior Investment Director	2022

Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Summary - abrdn Emerging Markets ex-China Fund   19

Summary - abrdn Emerging Markets Fund

abrdn Emerging Markets Fund

Objective
The abrdn Emerging Markets Fund (the “Emerging Markets Fund” or the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Emerging Markets Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	1.00% (2)	None	None	None
Small Account Fee(3)	$20	$20	None	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.28% (4)	0.34%	0.37%	0.32%	0.38%
Total Annual Fund Operating Expenses	1.43%	2.24%	1.77%	1.22%	1.28%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.03%	0.14%	0.03%	0.12%	0.03%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.40%	2.10%	1.74%	1.10%	1.25%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(3)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(4)	Other Expenses have been restated to reflect current fees.
(5)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.10% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
20   Summary - abrdn Emerging Markets Fund

Summary - abrdn Emerging Markets Fund
Example
This Example is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Emerging Markets Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$709	$999	$1,309	$2,187
CLASS C SHARES	$313	$687	$1,187	$2,564
CLASS R SHARES	$177	$554	$957	$2,081
INSTITUTIONAL CLASS SHARES	$112	$375	$659	$1,467
INSTITUTIONAL SERVICE CLASS SHARES	$127	$403	$699	$1,543

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
CLASS C SHARES	$213	$687	$1,187	$2,564

Portfolio Turnover
The Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Strategies
The Emerging Markets Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of an emerging market country;

●	the company has its principal office in, or management is located in, an emerging market country; and/or

●	the company has its principal securities trading market in an emerging market country.

An emerging market country is any country included in the MSCI Emerging Markets Index, or determined by the Adviser or Sub-adviser to have similar emerging market characteristics. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to Mainland China, including through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect program or by any other available means. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest in equity securities of companies of any market capitalization, including small and mid-cap companies.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the financials and information technology sectors.
In seeking to achieve the Fund’s investment objective, the Adviser and Sub-advisers invest in quality companies and are an active, engaged owners. The Adviser and Sub-advisers evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely
Summary - abrdn Emerging Markets Fund   21

Summary - abrdn Emerging Markets Fund
determinative in any investment decision made by the Adviser and Sub-advisers. Through fundamental research, supported by a global research presence, the Adviser and Sub-advisers seek to identify companies whose quality and future prospects are not yet fully recognized by the market.
Principal Risks
The Emerging Markets Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first six risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-advisers may make poor security selections. The Adviser or Sub-advisers and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-advisers may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
China Risk. Significant exposure to China and Hong Kong securities subjects the Fund to additional risks, and may make it significantly more volatile than more geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Risk. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or
22   Summary - abrdn Emerging Markets Fund

Summary - abrdn Emerging Markets Fund
financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for the Institutional Class have varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. Returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets Index (Net TR), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231.
Class A, Class C and Class R returns prior to the commencement of operations of Class A, Class C and Class R (inception date: May 21, 2012) are based on the previous performance of the Fund’s Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
Summary - abrdn Emerging Markets Fund   23

Summary - abrdn Emerging Markets Fund
Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 25.95% - 4th quarter 2020
Lowest Return: -26.14% - 1st quarter 2020
After-tax returns are shown in the following table for the Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-1.96%	-1.68%	1.52%
Class C shares – Before Taxes	1.93%	-1.12%	1.52%
Class R shares – Before Taxes	3.32%	-0.76%	1.88%
Institutional Class shares – Before Taxes	3.98%	-0.13%	2.54%
Institutional Class shares – After Taxes on Distributions	3.57%	-1.09%	1.71%
Institutional Class shares – After Taxes on Distributions and Sales of Shares(1)	2.36%	-0.22%	1.76%
Institutional Service Class shares – Before Taxes	3.81%	-0.26%	2.40%
MSCI Emerging Markets Index (Net TR) (reflects no deduction for fees or expenses)	7.50%	1.70%	3.64%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Emerging Markets Fund’s investment adviser and abrdn Asia Limited (“aAL”) and abrdn Investments Limited (“aIL”) serve as the Fund’s sub-advisers.
24   Summary - abrdn Emerging Markets Fund

Summary - abrdn Emerging Markets Fund
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Devan Kaloo	Global Head of Equities and Head of Global Emerging Markets Equities	Inception *
Nick Robinson, CFA®	Senior Investment Director	2023

*	Includes Predecessor Fund (inception date: May 11, 2007)
Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Summary - abrdn Emerging Markets Fund   25

Summary - abrdn Infrastructure Debt Fund

abrdn Infrastructure Debt Fund

Objective
The abrdn Infrastructure Debt Fund (the “Infrastructure Debt Fund” or the “Fund”) seeks a high level of current income with a secondary objective of capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None	None
Small Account Fee(2)	$20	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	1.02%	1.03%	1.02%
Total Annual Fund Operating Expenses	1.77%	1.53%	1.52%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.73%	0.86%	0.73%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.04%	0.67%	0.79%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(3)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.65% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$403	$771	$1,164	$2,263
INSTITUTIONAL CLASS SHARES	$68	$399	$753	$1,750
INSTITUTIONAL SERVICE CLASS SHARES	$81	$409	$760	$1,750
26   Summary - abrdn Infrastructure Debt Fund

Summary - abrdn Infrastructure Debt Fund

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio investment.
Principal Strategies
Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in U.S. and non-U.S. infrastructure-related debt issuers and/or securities intended primarily to finance infrastructure-related activities. Infrastructure-related securities include securities issued to finance any assets or projects that support the operation, function, growth or development of a community or economy.
The infrastructure investments in which the Fund may invest include, without limitation, fixed or floating-rate debt instruments, loans or other income-producing instruments issued:

●	by companies or other issuers to finance (or re-finance) the ownership, development, construction, maintenance, renovation, enhancement, or operation of infrastructure assets;

●	by companies or other issuers that invest in, own, lease or hold infrastructure assets; and

●
by companies or other issuers that operate infrastructure assets or provide services, products or raw materials related to the development, construction, maintenance, renovation, enhancement or operation of infrastructure assets.

The Fund may hold instruments issued by a wide range of entities including, among others, operating companies, holding companies, special purpose vehicles, including vehicles created to hold or finance infrastructure assets, municipal issuers, and governments and government agencies, authorities or instrumentalities.
The infrastructure assets to which the Fund may have exposure through its investments include, without limitation, assets related to:

●	transportation (e.g., airports, metro systems, subways, railroads, ports, toll roads);

●	transportation equipment (e.g., shipping, aircraft, railcars, containers);

●	electric utilities and power (e.g., power generation, transmission and distribution);

●	energy (e.g., exploration and production, pipeline, storage, refining and distribution of energy), including renewable energies (e.g., wind, solar, hydro, geothermal);

●	communication networks and equipment;

●	water and sewage treatment;

●	social infrastructure (e.g., health care facilities, government buildings and other public service facilities); and

●	metals, mining, and other resources and services related to infrastructure assets (e.g., cement, chemical companies).

The Fund may invest up to 20% of its assets on non-infrastructure-related securities.
For purposes of the Fund’s 80% policy, debt securities include fixed income securities of any type; however, the Fund intends to invest primarily in municipal debt and corporate debt, with municipal debt comprising no less than 50% of its assets, and typically approximately 60% of its assets.
Generally, the Fund intends to invest in bonds issued by both domestic and foreign issuers, including foreign issuers from emerging market countries. While the Fund’s investments will generally be denominated in U.S. dollars, the Fund may also invest in non-dollar denominated instruments.
The Fund may also invest in securities having a variable or floating interest rate. The Fund may invest in fixed-income securities of any maturity or duration.
Under normal market conditions, the Fund will maintain a weighted average credit rating of “BBB–” or above by Standard & Poor’s Rating Service (“S&P”), or “Baa3” or above by Moody’s Investors Service, Inc. (“Moody’s”), or a comparable rating by another nationally recognized statistical rating organization. Although the Fund typically invests in investment grade debt, the Fund may also invest in high income producing instruments, rated at the time of purchase below “BBB–” by S&P, or below “Baa3” by Moody’s, or below a comparable rating by another nationally recognized statistical rating organization, or unrated bonds determined by the Adviser to be of comparable quality. Split rate bonds will be considered to have the higher credit rating. The Fund may invest in securities rated in the lowest ratings category or in default (i.e., “junk bonds”, which are speculative).
The Fund’s investments may include bonds that are labeled as social, sustainability or green.
Summary - abrdn Infrastructure Debt Fund   27

Summary - abrdn Infrastructure Debt Fund
In selecting investments for the Fund, the Adviser and Sub-adviser examine the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser and Sub-adviser will also consider the most material potential ESG (Environmental, Social and Governance) risks and opportunities impacting issuers, where relevant. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-adviser. The materiality of ESG factors to the investment process varies across issuers and instrument types.
In selecting the Fund’s municipal debt securities, the Adviser and Sub-adviser generally look for a wide range of U.S. issuers and securities that provide high current income, including unrated bonds and securities of smaller issuers that offer high current income and might be overlooked by other investors and funds. The Adviser and Sub-adviser also focus on securities with coupon interest or accretion rates, current market interest rates, callability and call prices that might change the effective maturity of particular securities. The Adviser and Sub-adviser may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but is not required to do so.
In selecting the Fund’s corporate debt securities, the Adviser and Sub-adviser seek to invest in securities of issuers that are expected to exhibit stable to improving credit characteristics based on industry trends, company positioning, and management strategy, taking into account the potential positive impact of any restructurings or other corporate reorganizations.
The Fund may use derivatives under certain market conditions to manage duration and to hedge currency exposure. The Fund expects that derivative instruments will include the purchase and sale of U.S. treasury futures contracts and forward foreign exchange contracts.
All distributions by the Fund, including any distributions derived from tax-exempt municipal obligations, may be includible in taxable income for purposes of the federal alternative minimum tax. The Fund does not seek to provide income exempt from federal income tax.
Principal Risks
The Infrastructure Debt Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Infrastructure Debt Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first eight risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Fixed Income Securities Risk – Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Infrastructure-Related Investments Risk – Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Municipal Securities Risk - Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.
28   Summary - abrdn Infrastructure Debt Fund

Summary - abrdn Infrastructure Debt Fund
Municipal Bond Tax Risk - A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk - The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk - From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high–yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
Green, Social and Sustainability Bond Risk – The Fund’s performance may differ from the performance of other funds that do not invest green, social and sustainability bonds because the Fund’s investment strategy may select or exclude securities of certain issuers for reasons in addition to performance. Investing in green, social and sustainability bonds is qualitative and subjective by nature, and there is no guarantee that the factors utilized by the Adviser or any judgment exercised by the Adviser will reflect the opinions of any particular investor.
Bank Loan Risk – There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Derivatives Risk (including Options, Futures and Swaps) – Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.
Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Correlation Risk – The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.
Other Derivatives Risks – Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Summary - abrdn Infrastructure Debt Fund   29

Summary - abrdn Infrastructure Debt Fund
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Interest Rate Risk – The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Variable and Floating Rate Securities Risk – For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Institutional Service Class have varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. Returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the
30   Summary - abrdn Infrastructure Debt Fund

Summary - abrdn Infrastructure Debt Fund
returns of the Bloomberg U.S. Aggregate Bond Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231.
The Fund changed its investment objective and strategies effective August 18, 2023, November 15, 2019 and August 15, 2016. In connection with the changes effective August 18, 2023, the Fund transitioned from an “absolute return” strategy with a global focus to a focus on U.S. and non-U.S. infrastructure-related debt. Performance information for periods prior to August 18, 2023, November 15, 2019 and August 15, 2016 reflect different investment strategies.
In connection with the change in investment objective and strategy on August 18, 2023, the Fund changed its name from abrdn Global Absolute Return Strategies Fund to abrdn Infrastructure Debt Fund. In connection with the change in investment objective and strategy on November 15, 2019, the Fund changed its name from Aberdeen Global Unconstrained Fixed Income Fund to Aberdeen Global Absolute Return Strategies Fund. In connection with the change in investment objective and strategy on August 15, 2016, the Fund changed its name from Aberdeen Global Fixed Income Fund to Aberdeen Global Unconstrained Fixed Income Fund.
Annual Total Returns – Institutional Service Class Shares
(Years Ended Dec. 31)

Highest Return: 6.93% - 4th quarter 2023
Lowest Return: -5.24% - 1st quarter 2022
After-tax returns are shown in the following table for Institutional Service Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Summary - abrdn Infrastructure Debt Fund   31

Summary - abrdn Infrastructure Debt Fund
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	1.43%	-1.74%	0.53%
Institutional Class shares – Before Taxes	5.01%	-0.77%	1.16%
Institutional Service Class shares – Before Taxes	4.83%	-0.91%	1.03%
Institutional Service Class shares – After Taxes on Distributions	2.16%	-1.88%	0.10%
Institutional Service Class shares – After Taxes on Distributions and Sales of Shares(1)	2.83%	-1.07%	0.42%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	1.25%	-0.33%	1.35%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Infrastructure Debt Fund’s investment adviser and abrdn Investments Limited (“aIL”) serves as the Fund’s sub-adviser.
Portfolio Managers
The Infrastructure Debt Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Infrastructure Debt Fund:

Name	Title	Served on the Fund Since
Matthew Kence	Investment Director	2023
Miguel Laranjiero	Investment Director	2025
Jonathan Mondillo	Global Head of Fixed Income	2023

Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
32   Summary - abrdn Infrastructure Debt Fund

Summary - abrdn Infrastructure Debt Fund
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Summary - abrdn Infrastructure Debt Fund   33

Summary - abrdn International Small Cap Fund

abrdn International Small Cap Fund

Objective
The abrdn International Small Cap Fund (the “International Small Cap Fund” or the “Fund”) seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the International Small Cap Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	1.00% (2)	None	None
Small Account Fee(3)	$20	$20	None	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.82%	0.82%	0.82%	0.82%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None
Other Expenses	0.48%	0.50%	0.52%	0.46%
Total Annual Fund Operating Expenses	1.55%	2.32%	1.84%	1.28%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.21%	0.33%	0.21%	0.29%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.34%	1.99%	1.63%	0.99%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(3)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.99% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Class R shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
34   Summary - abrdn International Small Cap Fund

Summary - abrdn International Small Cap Fund
Example
This Example is intended to help you compare the cost of investing in the International Small Cap Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$704	$1,017	$1,352	$2,298
CLASS C SHARES	$302	$693	$1,210	$2,631
CLASS R SHARES	$166	$558	$976	$2,141
INSTITUTIONAL CLASS SHARES	$101	$377	$674	$1,520

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
CLASS C SHARES	$202	$693	$1,210	$2,631

Portfolio Turnover
The International Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.
Principal Strategies
The International Small Cap Fund seeks to achieve its objective by investing primarily in equity securities of small non-U.S. companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. As a non-fundamental policy, under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. small companies. For purposes of the Fund’s 80% policy, a company is considered to be a non-U.S. company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of a country outside the U.S.;

●	the company has its principal office in, or management is located in, a country outside the U.S.; and/or

●	the company has its principal securities trading market in a country outside the U.S.

The Fund considers a “small” company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI All Country World ex-USA Small Cap Index at the time of purchase. As of December 31, 2024, the MSCI All Country World ex-USA Small Cap Index  included companies with market capitalizations up to $10.73 billion.
The Fund may invest in companies of any size once the Fund’s 80% policy is met. As a result, the Fund’s average market capitalization may sometimes exceed that of the largest company in the MSCI All Country World ex-USA Small Cap Index.
Under normal circumstances, a number of countries around the world will be represented in the Fund’s portfolio, some of which may be considered to be emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to the United Kingdom and Japan.
The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it may invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the industrials and information technology sectors.
The Fund may invest:

●	up to 20% of net assets in debt securities;

●	up to 10% of net assets in private funds that invest in private equity and in venture-capital companies;

●	up to 35% of net assets in emerging markets securities; and

●	without limit in foreign securities.

Summary - abrdn International Small Cap Fund   35

Summary - abrdn International Small Cap Fund
In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser (together, the “Advisers”) select stocks for the Fund using the portfolio management team’s quality, growth and momentum approach, which aims to identify companies that, in the Advisers’ view, exhibit a range of high-quality characteristics, the ability to deliver sustainable, multi-year growth and upwards momentum. When assessing quality, the Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Advisers. In assessing the growth outlook for stocks, the Advisers consider the industry backdrop, as well as management’s strategy to drive sales and profitability over the medium to long term. When looking at momentum, the Advisers consider both price momentum and earnings momentum. The investment team generally allows the weight of stocks with positive price and earnings momentum, which also meet its quality and growth criteria, to increase.
Principal Risks
The International Small Cap Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first eight risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Japan Risk. The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially
36   Summary - abrdn International Small Cap Fund

Summary - abrdn International Small Cap Fund
Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. The performance of the global economy could have a major impact upon equity returns in Japan. Since the mid-2000s, Japan’s economic growth has remained relatively low. A recent economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which could negatively affect the Fund.
United Kingdom Risk. The United Kingdom (the “U.K.”) economy is heavily dependent on the services industries. Activity in the services industry is relatively stable, but decreases in new work available and inflation impact the services industry and economy as a whole. This is accompanied by difficulties in the European financial markets, governments, and central banks that may negatively impact the U.K. economy. Additionally, the U.K. economy may still be impacted by a process referred to as “Brexit,” which describes when the U.K. left the EU on January 31, 2020. On December 24, 2020, negotiators representing the U.K. and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperating Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and U.K,’s relationship. Despite the existence of the TCA, Certain aspects of the relationship between the U.K. and EU remain unresolved and subject to further negotiation and agreement. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the U.K. and the EU and the long-term effect and implications of Brexit.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Summary - abrdn International Small Cap Fund   37

Summary - abrdn International Small Cap Fund
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown.
The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI AC World Ex USA Index (Net TR), a broad-based securities index, and the MSCI All Country World ex-USA Small Cap Index (Net TR). Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231.
The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Small Cap Fund to Aberdeen International Small Cap Fund.
Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 26.44% - 2nd quarter 2020
Lowest Return: -25.81% - 1st quarter 2020
After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
38   Summary - abrdn International Small Cap Fund

Summary - abrdn International Small Cap Fund
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	2.80%	1.89%	5.17%
Class A shares – After Taxes on Distributions	1.86%	1.14%	3.74%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	1.66%	1.31%	3.69%
Class C shares – Before Taxes	7.33%	2.43%	5.10%
Class R shares – Before Taxes	8.73%	2.80%	5.47%
Institutional Class shares – Before Taxes	9.42%	3.46%	6.15%
MSCI AC World Ex USA Index (Net TR) (reflects no deduction for fees, expenses or taxes)	7.50%	1.70%	3.64%
MSCI AC World Ex USA Small Cap Index (Net TR) (reflects no deduction for fees, expenses or taxes)	3.36%	4.30%	5.66%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the International Small Cap Fund’s investment adviser and abrdn Investments Limited (“aIL”) serves as the Fund’s sub-adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Kirsty Desson	Investment Director	2023
Liam Patel	Investment Manager	2023

Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Summary - abrdn International Small Cap Fund   39

Summary - abrdn International Small Cap Fund
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
40   Summary - abrdn International Small Cap Fund

Summary - abrdn Intermediate Municipal Income Fund

abrdn Intermediate Municipal Income Fund

Objective
The abrdn Intermediate Municipal Income Fund (the “Intermediate Municipal Income Fund” or the “Fund”) seeks a high level of current income that is exempt from federal income taxes.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Intermediate Municipal Income Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75% (1)	None	None
Small Account Fee(2)	$20	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.43%	0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.52%	0.52%	0.48%
Total Annual Fund Operating Expenses	1.20%	0.95%	0.91%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.41%	0.45%	0.41%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.79%	0.50%	0.50%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(3)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.50% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Summary - abrdn Intermediate Municipal Income Fund   41

Summary - abrdn Intermediate Municipal Income Fund
Example
This Example is intended to help you compare the cost of investing in the Intermediate Municipal Income Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$329	$582	$855	$1,633
INSTITUTIONAL CLASS SHARES	$51	$258	$482	$1,125
INSTITUTIONAL SERVICE CLASS SHARES	$51	$249	$464	$1,082

Portfolio Turnover
The Intermediate Municipal Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
Principal Strategies
As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in investment grade fixed income securities that qualify as tax-exempt municipal obligations. Tax-exempt municipal obligations include municipal obligations that pay interest that is free from U.S. federal income tax. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. For purposes of the Fund’s 80% policy, the Fund may, but is not required to, sell a security whose rating falls below investment grade.
Under normal market circumstances, the Fund will maintain an investment portfolio with a weighted average effective duration of 4 – 7 years and a dollar-weighted average maturity of more than 3 years but less than 10 years. However, the Fund can buy securities of any maturity. The Adviser expects to increase or decrease the portfolio’s effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio may not meet the target at all times.
The Fund may invest in specific types of municipal obligations, including tax-exempt zero-coupon securities, auction rate securities, floating- and variable-rate bonds and tender option bonds. Tender option bonds are created when a holder deposits tax-exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The TOB trust would sell the floater and the Fund would retain the inverse floater.
The Fund may invest, without limitation, in municipal obligations whose interest income is a tax-preference item for purposes of the federal alternative minimum tax.
The Fund may invest in municipal obligations of any state, city, county or other governmental entity. The Fund currently anticipates that it will have significant exposure to Texas and New York municipal securities.
Additionally, up to 20% of the Fund’s net assets may be invested in fixed income securities that qualify as tax-exempt municipal obligations that are considered below investment grade (sometimes referred to as “junk bonds” or high yield securities). A bond is considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), S&P Global Ratings (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality. In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the highest rating category received from an NRSRO.
In selecting securities for the Fund, the Adviser employs an opportunistic approach that takes advantage of changing market conditions. The Adviser’s process focuses on credit market, sector, security and yield curve analysis. The Adviser also examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser may also consider the most material potential ESG (Environmental, Social and Governance) risks and opportunities impacting issuers, where relevant. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings.
42   Summary - abrdn Intermediate Municipal Income Fund

Summary - abrdn Intermediate Municipal Income Fund
As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. The relevance of ESG factors to the investment process varies across issuers and instrument types.
A security may be sold to take advantage of more favorable opportunities.
Principal Risks
The Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first six risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Fixed Income Securities Risk – Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Municipal Securities Risk – Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.
Municipal Bond Tax Risk – A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Illiquid Securities Risk – Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.
Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.
Summary - abrdn Intermediate Municipal Income Fund   43

Summary - abrdn Intermediate Municipal Income Fund
Auction Rate Securities Risk - Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high–yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
Interest Rate Risk – The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets.
For example, if interest rates increase by 1%, assuming a current portfolio duration of 7 years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 7%.
Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long–term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Variable and Floating Rate Securities Risk – For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
44   Summary - abrdn Intermediate Municipal Income Fund

Summary - abrdn Intermediate Municipal Income Fund
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Bloomberg Municipal Bond Index, a broad-based securities index, and the ICE BofA U.S. Municipal Securities Index (1-22 Yr). Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231.
The Fund changed its investment strategy effective February 28, 2019 to adopt a target average weighted effective duration. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. In connection with the change in investment policy, the Fund changed its name from Aberdeen Tax-Free Income Fund to Aberdeen Intermediate Municipal Income Fund.
Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 6.74% - 4th quarter 2023
Lowest Return: -5.51% - 1st quarter 2022
After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Summary - abrdn Intermediate Municipal Income Fund   45

Summary - abrdn Intermediate Municipal Income Fund
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	0.63%	0.22%	1.18%
Class A shares – After Taxes on Distributions	0.63%	0.20%	1.16%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	1.84%	0.82%	1.55%
Institutional Class shares – Before Taxes	3.53%	1.02%	1.71%
Institutional Service Class shares – Before Taxes	3.40%	0.99%	1.69%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.05%	0.99%	2.25%
ICE BofA U.S. Municipal Securities Index (1-22 Yr) (reflects no deduction for fees, expenses or taxes)	1.44%	1.17%	2.18%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
Investment Adviser
abrdn Inc. serves as the Intermediate Municipal Income Fund’s investment adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Miguel Laranjeiro	Investment Director	2018
Jonathan Mondillo	Global Head of Fixed Income	2018

Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; although, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial
46   Summary - abrdn Intermediate Municipal Income Fund

Summary - abrdn Intermediate Municipal Income Fund
advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Summary - abrdn Intermediate Municipal Income Fund   47

Summary - abrdn U.S. Sustainable Leaders Fund

abrdn U.S. Sustainable Leaders Fund

Objective
The abrdn U.S. Sustainable Leaders Fund (the “U.S. Sustainable Leaders Fund” or the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the U.S. Sustainable Leaders Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None	None
Small Account Fee(2)	$20	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.27%	0.29%	0.29%
Total Annual Fund Operating Expenses	1.22%	0.99%	0.99%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.03%	0.09%	0.03%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.19%	0.90%	0.96%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(3)	Management fees have been restated to reflect current fees as a result of a reduction in the Fund’s contractual management fee rate effective February 29, 2024.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
48   Summary - abrdn U.S. Sustainable Leaders Fund

Summary - abrdn U.S. Sustainable Leaders Fund
Example
This Example is intended to help you compare the cost of investing in the U.S. Sustainable Leaders Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the U.S. Sustainable Leaders Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$689	$937	$1,204	$1,965
INSTITUTIONAL CLASS SHARES	$92	$306	$538	$1,205
INSTITUTIONAL SERVICE CLASS SHARES	$98	$312	$544	$1,210

Portfolio Turnover
The U.S. Sustainable Leaders Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
Principal Strategies
The U.S. Sustainable Leaders Fund seeks to achieve its investment objective of seeking long-term capital appreciation by investing primarily in equity securities of U.S. companies that the Adviser deems to have sound and improving prospects and which demonstrate that they are current or emerging sustainable leaders through their management of environmental, social and governance (“ESG”) risks and opportunities in accordance with the Adviser’s criteria.
In pursuing the Fund’s investment strategies, the Adviser invests in quality companies and is an active, engaged owner and takes into consideration a company’s management of ESG risks and opportunities and the company’s ESG performance. The Adviser evaluates every company against quality criteria and builds conviction using a team-based approach and peer review process. Through fundamental research, supported by a global research presence, the Adviser seeks to identify companies whose quality and future prospects are not yet fully recognized by the market. The Adviser’s overall quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material ESG factors impacting a company.
When assessing the most material ESG factors impacting a company, the Adviser evaluates the ownership structure and governance of the company as well as potential environmental and social risks and opportunities that the company may face. The Adviser will assign each company an ESG-quality rating ranging from 1 to 5 (1 indicating best in class and 5 indicating laggards) – enabling the Fund’s investment team to identify current and emerging sustainable leaders. Companies eligible for investment by the Fund must be rated 3 or better by the Adviser. In limited circumstances, for example, in a corporate action or an initial public offering, the Fund may purchase or receive securities of companies that have not been assigned an ESG quality rating by the Adviser so long as one is assigned to the company within the time period required by the Adviser’s internal process.
Examples of areas under scope when assessing a company’s ESG quality include the following:

●	Corporate Governance

●	Carbon Emissions

●	Air Quality

●	Energy Management

●	Water & Wastewater Management

●	Waste & Hazardous Materials Management

●	Ecological Impacts

●	Human Rights & Community Relations

●	Customer Privacy

●	Data Security

●	Access & Affordability

●	Product Quality & Safety

●	Customer Welfare

Summary - abrdn U.S. Sustainable Leaders Fund   49

Summary - abrdn U.S. Sustainable Leaders Fund

●	Selling Practices & Product Labelling

●	Labor Practices

●	Employee Health & Safety

●	Employee Engagement

●	Diversity & Inclusion

●	Product Design & Lifecycle Management

●	Business Model Resilience

●	Supply Chain Management

●	Materials Sourcing & Efficiency

●	Physical Impacts of Climate Change

●	Business Ethics

●	Competitive Behavior

●	Management of the Legal & Regulatory Environment

●	Critical Incident Risk Management

●	Systemic Risk Management

The foregoing list is not exhaustive and may change; in addition, not all areas in the foregoing list are relevant to every company in which the Fund may invest. The Adviser focuses its analysis on those areas that it believes will materially impact a company’s reputation or operational or financial performance.
In carrying out its assessments of ESG quality, the Adviser’s equity analysts incorporate internal data sources, including a proprietary quantitative house score (“House Score”), external sources (e.g. MSCI reports), thematic expertise from the Adviser’s Investment Sustainability Group and stock-specific expertise from the Adviser’s equity ESG analysts. The Adviser relies heavily on its own in-depth research and analysis over third party ESG ratings.
In addition, the Adviser excludes the 10% lowest scoring companies in the Fund’s benchmark index using the Adviser’s House Score. In limited circumstances, for example, in a corporate action or an initial public offering, the Fund may purchase or receive securities of companies that have not been assigned a House Score by the Adviser so long as one is assigned to the company within the time period required by the Adviser’s internal process.
Binary exclusions are also applied to exclude a defined list of unacceptable activities. Based on MSCI business involvement screening research and the Adviser’s analysis, the Fund will seek to not invest in companies that have:

●	failed to uphold one or more principles of the UN Global Compact;

●
an industry tie to (including companies that provide support systems and services, as well as those with direct (i.e., owners and producers) and indirect (i.e., parents and subsidiaries) involvement in) controversial weapons (cluster munitions, landmines, biological / chemical weapons, depleted uranium weapons, blinding laser weapons, incendiary weapons, and/or non-detectable fragments);

●	a revenue contribution of 10% or more from the manufacture or sale of conventional weapons or weapons systems;

●	a revenue contribution of 10% or more from tobacco or are tobacco manufacturers;

●
a revenue contribution of 10% or more from the extraction of unconventional oil and gas (including oil sands, oil shale (kerogen-rich deposits), shale gas, shale oil, coal seam gas, and coal bed methane and excluding conventional oil and gas productions);

●	or a revenue contribution from thermal coal extraction.

The Fund targets a lower Weighted Average Carbon Intensity (“WACI”) than its benchmark based on third-party data, or third-party estimates when an issuer does not report Scope 1 and 2 emissions.
The Fund will measure compliance with its principal investment strategies at the time of investment. Third party data by which the Fund measures compliance with its binary exclusions, WACI target, and House Score threshold is updated at regular intervals. If a company no longer meets the Fund’s principal strategies, the Adviser will make a determination as to whether to sell such security, in accordance with the Adviser’s internal process.
As a non-fundamental policy, under normal circumstances, the U.S. Sustainable Leaders Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. companies that the Adviser considers to be current or emerging sustainable leaders in accordance with the Adviser’s criteria. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. The Fund seeks to invest in securities of U.S. companies. For purposes of the Fund’s 80% policy, a company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of the United States;

●	the company has its principal office in, or management is located in, the United States; and/or

50   Summary - abrdn U.S. Sustainable Leaders Fund

Summary - abrdn U.S. Sustainable Leaders Fund

●	the company has its principal securities trading market in the United States.

The Fund may also invest in non-U.S. companies, including primarily Canadian companies.
The Fund will invest in companies across a broad spectrum of market capitalizations.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology sector.
The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.
Principal Risks
The U.S. Sustainable Leaders Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first five risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Sustainable Investing Risk – The Fund’s “Sustainable Leaders” strategy could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Summary - abrdn U.S. Sustainable Leaders Fund   51

Summary - abrdn U.S. Sustainable Leaders Fund
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Russell 3000® Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231.
The Fund changed its investment strategy effective December 1, 2020. In connection with the change in investment strategy, the Fund changed its name from Aberdeen U.S. Multi-Cap Equity Fund to Aberdeen U.S. Sustainable Leaders Fund. Performance information for periods prior to December 1, 2020 do not reflect the current investment strategy.
52   Summary - abrdn U.S. Sustainable Leaders Fund

Summary - abrdn U.S. Sustainable Leaders Fund
Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 22.32% - 2nd quarter 2020
Lowest Return: -17.23% - 2nd quarter 2022
After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	3.52%	6.42%	8.37%
Class A shares – After Taxes on Distributions	3.52%	4.04%	5.84%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	2.09%	4.55%	6.03%
Institutional Class shares – Before Taxes	10.18%	8.01%	9.33%
Institutional Service Class shares – Before Taxes	10.11%	7.94%	9.25%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
Investment Adviser
abrdn Inc. serves as the U.S. Sustainable Leaders Fund’s investment adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Chris Haimendorf, CFA®	Senior Investment Director	2020
Joanna McIntyre, CFA®	Investment Director	2023

Summary - abrdn U.S. Sustainable Leaders Fund   53

Summary - abrdn U.S. Sustainable Leaders Fund
Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
54   Summary - abrdn U.S. Sustainable Leaders Fund

Summary - abrdn Dynamic Dividend Fund

abrdn Dynamic Dividend Fund

Objective
The abrdn Dynamic Dividend Fund (the “Dynamic Dividend Fund” or the “Fund”) seeks high current dividend income that qualifies for the reduced U.S. federal income tax rates created by the “Jobs and Growth Tax Relief Reconciliation Act of 2003,” while also focusing on total return for long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Dynamic Dividend Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None
Small Account Fee(2)	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.44%	0.43%
Total Annual Fund Operating Expenses	1.69%	1.43%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.19%	0.18%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.50%	1.25%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.
(3)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.25% for Class A shares and 1.50% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2026. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Example
This Example is intended to help you compare the cost of investing in the Dynamic Dividend Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$719	$1,060	$1,423	$2,443
INSTITUTIONAL CLASS SHARES	$127	$435	$765	$1,698

Summary - abrdn Dynamic Dividend Fund   55

Summary - abrdn Dynamic Dividend Fund
Portfolio Turnover
The Dynamic Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
Principal Strategies
As a non-fundamental policy, under normal circumstances, the Dynamic Dividend Fund invests at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income. Net assets include the amounts of any borrowings for investment purposes. Corporations that pay dividend income may also include companies that have announced a special dividend or announced that they will pay dividends within six months. The equity securities in which the Fund invests primarily common stocks, but the Fund may also invest in other equity securities, including, but not limited to, preferred stock and depositary receipts. The Fund aims to invest in securities of companies that it believes are undervalued relative to the market and to the securities’ historical valuations. The Fund may invest in companies of any market capitalization. The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology sector.
The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, provided that no more than 25% of its net assets are invested in emerging markets. An emerging market country is any country included in the MSCI Emerging Markets Index, or determined by the Adviser or Sub-adviser to have similar emerging market characteristics.
Under normal circumstances, the Fund seeks high current dividend income, more than 50% of which qualifies for the reduced U.S. federal income tax rates for “qualified dividend income” created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is defined in the Internal Revenue Code of 1986, as amended, as dividends received during the taxable year from domestic and qualified foreign corporations. A qualified foreign corporation is defined as any corporation that is incorporated in a possession of the United States or is eligible for the benefits of a comprehensive income tax treaty with the United States.
In the event that the Adviser determines that a particular company’s dividends qualify for favorable U.S. federal tax treatment, the Adviser intends to invest in the equity securities of the company prior to the ex-dividend date (i.e. the date when shareholders no longer are eligible for dividends) and intends to hold the security for at least 61 days during a 121-day period which begins on the date that is 60 days before the ex-dividend date to enable Fund shareholders to take advantage of the reduced U.S. federal tax rates. During this period, the Fund will not hedge its risk of loss with respect to these securities.
In order to achieve its dividend, the Fund may participate in a number of dividend capture strategies. These strategies may include the Fund engaging in active and frequent trading which may result in higher turnover and associated transaction costs for the Fund. There is the potential for market loss on the shares that are held for a short period, although the Adviser seeks to use these strategies to generate additional income with limited impact on the construction of the core portfolio.
In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of dividend paying companies, including companies that it believes are undervalued relative to the market and to the securities’ historic valuations. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow, and historical payment of dividends.
The Adviser considers and evaluates ESG factors as part of the investment analysis process for long-term investments. The Adviser considers the most material potential ESG risks and opportunities impacting issuers, alongside other non-ESG factors. The relevance of ESG factors to the investment process varies across issuers and strategies. For instance, ESG factors may not be considered for securities that the Adviser intends to hold solely as part of the Fund’s dividend recapture strategy. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. When ESG factors are considered, ESG information is just one investment consideration and ESG considerations generally are not solely determinative in any investment decision made by the Adviser.
The Fund’s investment strategies may result in a portfolio turnover rate in excess of 100% on an annual basis.
Principal Risks
The Dynamic Dividend Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first nine risks).
56   Summary - abrdn Dynamic Dividend Fund

Summary - abrdn Dynamic Dividend Fund
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Qualified Dividend Tax Risk – Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.
Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” above).
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Summary - abrdn Dynamic Dividend Fund   57

Summary - abrdn Dynamic Dividend Fund
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year.
The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World Index (Net TR), a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit abrdn.com/us/literature or call 866-667-9231.
The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a Predecessor Fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.
Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.
abrdn Inc. and abrdn Investments Limited began advising and sub-advising, respectively, the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
58   Summary - abrdn Dynamic Dividend Fund

Summary - abrdn Dynamic Dividend Fund
Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 19.11% - 2nd quarter 2020
Lowest Return: -23.77% - 1st quarter 2020
After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	1.22%	4.82%	6.39%
Institutional Class shares – Before Taxes	7.74%	6.34%	7.30%
Institutional Class shares – After Taxes on Distributions	5.32%	3.88%	4.96%
Institutional Class shares – After Taxes on Distributions and Sales of Shares	4.55%	3.78%	4.73%
MSCI All Country World Index (Net TR) (reflects no deduction for fees or expenses)	17.49%	10.06%	9.23%

Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Dynamic Dividend Fund’s investment adviser and abrdn Investments Limited (“aIL”) serves as the Fund’s sub-adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Martin Connaghan	Senior Investment Director	2018
Josh Duitz	Head of Global Income	2012 *
Ruairidh Finlayson, CFA®	Investment Director	2020
Andrew Kohl	Senior Investment Director	2025
Summary - abrdn Dynamic Dividend Fund   59

Summary - abrdn Dynamic Dividend Fund

*	Includes service with unaffiliated investment adviser to Predecessor Fund
Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
60   Summary - abrdn Dynamic Dividend Fund

Summary - abrdn Global Infrastructure Fund

abrdn Global Infrastructure Fund

Objective
The abrdn Global Infrastructure Fund (the “Global Infrastructure Fund” or the “Fund”) seeks capital appreciation. Current income is a secondary objective.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Global Infrastructure Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None
Small Account Fee(2)	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.59%	0.58%
Total Annual Fund Operating Expenses	1.59%	1.33%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.34%	0.33%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(5)	1.25%	1.00%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.
(3)	Management fees have been restated to reflect current fees as a result of a reduction in the Fund’s contractual management fee rate effective February 29, 2024.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.99% for Class A shares and 1.24% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2026. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
(5)	Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements includes interest expenses, which are not subject to the Fund’s expense limitation agreement. Therefore, the Total Annual Fund Operating Expenses after Fee Limitations/Expense Reimbursements may be greater than the Fund’s expense limitation.
Example
This Example is intended to help you compare the cost of investing in the Global Infrastructure Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$695	$1,017	$1,361	$2,329
INSTITUTIONAL CLASS SHARES	$102	$389	$697	$1,573
Summary - abrdn Global Infrastructure Fund   61

Summary - abrdn Global Infrastructure Fund

Portfolio Turnover
The Global Infrastructure Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.
Principal Strategies
As a non-fundamental policy, under normal circumstances, the Infrastructure Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. and non-U.S. infrastructure related issuers. An “infrastructure-related” issuer has (i) at least 50% of its assets consisting of infrastructure assets or (ii) 50% of its gross income or net profits attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities, waste collection, broadcast and wireless towers, and cable and satellite networks) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing). The Fund concentrates its investments in infrastructure-related issuers. Infrastructure-related issuers fall into multiple market sectors. The Fund currently anticipates that it will have significant exposure to the industrials and utilities sectors.
The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including securities of emerging market issuers, and in depositary receipts (such as American Depositary Receipts (“ADRs”)) that represent indirect interests in securities of foreign issuers. The Fund is permitted to invest in unlisted foreign securities, but currently does not intend to do so as a principal strategy.
The Fund may invest in companies of any market capitalization.
Under normal market conditions, the Fund maintains no less than 40% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers located outside of the United States and will allocate its assets among issuers located in no fewer than three different countries, one of which may be the United States. The Fund considers an issuer to be located in a country if it meets any of the following criteria: (i) the issuer is organized under the laws of the country or maintains its principal place of business in that country; (ii) the issuer’s securities are traded principally in the country; or (iii) during the issuer’s most recent fiscal year, such issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.
In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser invest in quality companies and are an active, engaged owners. The Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-adviser. Through fundamental research, supported by a global research presence, the Adviser and Sub-adviser seek to identify companies whose quality and future prospects are not yet fully recognized by the market.
Principal Risks
The Global Infrastructure Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first eight risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
62   Summary - abrdn Global Infrastructure Fund

Summary - abrdn Global Infrastructure Fund
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Infrastructure-Related Investments Risk – Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” above).
Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry or sector, or closely related group of industries or sectors, means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.
Summary - abrdn Global Infrastructure Fund   63

Summary - abrdn Global Infrastructure Fund
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
REIT and Real Estate Risk – Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. REITs may also be non-traditional, such as those that focus on towers, which could subject the Fund to additional risk based on the REIT’s area of focus. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Utilities Sector Risk. To the extent that the utilities sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the utilities sector may be adversely impacted by many factors, including, among others, general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, and other government regulations.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. If the value of the Fund’s investments decreases, you may lose money.
For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year.
The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the investment strategy of the Fund. Returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World Index (Net TR), a broad-based securities index, and the S&P Global Infrastructure Index (Net TR). Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231.
64   Summary - abrdn Global Infrastructure Fund

Summary - abrdn Global Infrastructure Fund
The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.
Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.
abrdn Inc. and abrdn Investments Limited (“aIL”) began advising and sub-advising, respectively, the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 17.31% - 2nd quarter 2020
Lowest Return: -25.55% - 1st quarter 2020
After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Summary - abrdn Global Infrastructure Fund   65

Summary - abrdn Global Infrastructure Fund
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-3.36%	3.01%	5.04%
Institutional Class shares – Before Taxes	2.83%	4.49%	5.93%
Institutional Class shares – After Taxes on Distributions	0.54%	2.76%	4.31%
Institutional Class shares – After Taxes on Distributions and Sales of Shares(1)	2.57%	2.86%	4.05%
MSCI All Country World Index (Net TR) (reflects no deduction for fees or expenses)	17.49%	10.06%	9.23%
S&P Global Infrastructure Index (Net TR) (reflects no deduction for fees or expenses)	14.05%	4.40%	5.00%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Global Infrastructure Fund’s investment adviser and abrdn Investments Limited serves as the Fund’s sub-adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Josh Duitz	Head of Global Income	2008 *
Donal Reynolds, CFA®	Investment Director	2022

*	Includes service with unaffiliated investment adviser to Predecessor Fund
Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
66   Summary - abrdn Global Infrastructure Fund

Summary - abrdn Short Duration High Yield Municipal Fund

abrdn Short Duration High Yield Municipal Fund

Objective
The abrdn Short Duration High Yield Municipal Fund (the “Short Duration High Yield Municipal Fund” or the “Fund”) seeks a high level of current income exempt from federal income tax.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Short Duration High Yield Municipal Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges,” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75% (1)	1.00% (2)	None
Small Account Fee(3)	$20	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(4)	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.40%	0.36%	0.39%
Total Annual Fund Operating Expenses	1.20%	1.91%	0.94%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.27%	0.23%	0.26%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.93%	1.68%	0.68%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(3)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.
(4)	Management fees have been restated to reflect current fees as a result of a reduction in the Fund’s contractual management fee rate effective February 29, 2024.
(5)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for Institutional Class shares, 1.65% for Class C shares and 0.65% for Class A shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2026. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Summary - abrdn Short Duration High Yield Municipal Fund   67

Summary - abrdn Short Duration High Yield Municipal Fund
Example
This Example is intended to help you compare the cost of investing in the Short Duration High Yield Municipal Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$343	$595	$868	$1,645
CLASS C SHARES	$271	$578	$1,010	$2,214
INSTITUTIONAL CLASS SHARES	$69	$274	$495	$1,131

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
CLASS C SHARES	$171	$578	$1,010	$2,214

Portfolio Turnover
The Short Duration High Yield Municipal Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.
Principal Strategies
As a fundamental policy, under normal circumstances, the Short Duration High Yield Municipal Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal obligations that are exempt from federal income tax (including securities subject to the federal alternative minimum tax (“AMT”)). Tax-exempt municipal obligations include municipal obligations that pay interest that is free from U.S. federal income tax (other than AMT).
The Fund may invest, without limitation, in municipal obligations whose interest income is a tax-preference item for purposes of the AMT. If this is the case, the Fund’s net return to those investors may be lower than to investors not subject to the AMT. The interest income distributed by the Fund that is derived from certain tax-exempt municipal obligations may be subject to the federal AMT for individuals. There is no limitation on the portion of the Fund’s assets that may be invested in municipal obligations subject to the AMT. An investor should consult his or her tax adviser for more information.
Under normal market conditions, the Fund will maintain an investment portfolio with a weighted average effective duration of less than 4.5 years. However, the Fund can buy securities of any maturity. The Adviser expects to increase or decrease the portfolio’s effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio may not meet the target at all times.
The Fund may invest in obligations of any credit quality. Under normal circumstances, the Fund invests at least 50% of its assets in municipal bonds rated BBB+ or lower by S&P Global Ratings or Baa or lower by Moody’s Investors Service, Inc., at the time of investment, or the equivalent by another independent rating agency or the unrated equivalent as determined by the Adviser. Split rate bonds will be considered to have the higher credit rating. Municipal bonds rated below investment grade (BB+/Ba1 or lower) are commonly known as “high yield” or “junk” bonds.
Municipal bonds in which the Fund may invest include, but are not limited to, general obligation bonds, auction rate securities, revenue bonds, private activity bonds, moral obligation bonds, municipal notes, municipal commercial paper, municipal lease obligations and tender option bonds.
Revenue obligations may include, but are not limited to, general obligation bonds, revenue bonds, private activity bonds, moral obligation bonds, municipal notes, municipal commercial paper, municipal lease obligations and tender option bonds. Revenue obligations may include, but are not limited to, industrial development, pollution control, public utility, housing, and health care issues. Tender option bonds are created when a holder deposits tax-exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The Fund may invest in floaters issued by TOB trusts.
68   Summary - abrdn Short Duration High Yield Municipal Fund

Summary - abrdn Short Duration High Yield Municipal Fund
The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that makes payments only from a state’s interest in the tobacco Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in 1998, between the largest U.S. tobacco manufacturers and 46 states and other U.S. jurisdictions to settle claims against the tobacco manufacturers.
The Fund may invest in municipal obligations of any state, city, county or other governmental entity, including Puerto Rico and U.S. territories. The Fund currently anticipates that it will have significant exposure to New York municipal securities.
In selecting investments for the Fund, the Adviser generally looks for a wide range of U.S. issuers and securities that provide high current income, including unrated bonds and securities of smaller issuers that offer high current income and might be overlooked by other investors and funds. The Adviser also focuses on securities with coupon interest or accretion rates, current market interest rates, callability and call prices that might change the effective maturity of particular securities. The Adviser may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so. The Adviser also examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser may also consider the most material potential ESG (Environmental, Social and Governance) risks and opportunities impacting issuers, where relevant. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. The relevance of ESG factors to the investment process varies across issuers and instrument types.
The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.
Principal Risks
The Short Duration High Yield Municipal Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Fixed Income Securities Risk – Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Municipal Securities Risk – Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.
Municipal Bond Tax Risk – A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high–yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less
Summary - abrdn Short Duration High Yield Municipal Fund   69

Summary - abrdn Short Duration High Yield Municipal Fund
able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.
Illiquid Securities Risk – Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.
Auction Rate Securities Risk - Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Interest Rate Risk - The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets.
For example, if interest rates increase by 1%, assuming a current portfolio duration of 4.5 years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 4.5%.
Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
70   Summary - abrdn Short Duration High Yield Municipal Fund

Summary - abrdn Short Duration High Yield Municipal Fund
Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
Private Placements and Other Restricted Securities Risk – Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long–term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.
Tobacco Related Bonds Risk - In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. Returns in the table reflect the maximum applicable sales charges, if any. The table compares the Fund’s performance over time with those of the Bloomberg Municipal Bond Index, a broad based securities index, and the S&P Municipal Bond Short Intermediate Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231.
The Fund changed its investment strategy effective February 28, 2019 to adopt a target weighted average effective duration. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. In connection with the change in investment policy, the Fund changed its name from Aberdeen High Yield Managed Duration Municipal Fund to Aberdeen Short Duration High Yield Municipal Fund.
The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategies on February 28, 2019.
Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.
Summary - abrdn Short Duration High Yield Municipal Fund   71

Summary - abrdn Short Duration High Yield Municipal Fund
abrdn Inc. began advising the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
Class C returns prior to the commencement of operations of Class C (inception date: 12/18/2020) are based on the previous performance of the Fund’s Class A shares (inception date 5/31/2013). Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 2.97% - 4th quarter 2023
Lowest Return: -4.88% - 1st quarter 2022
After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	1.56%	-0.07%	1.41%
Class C shares – Before Taxes	2.33%	-0.16%	1.36%
Institutional Class shares – Before Taxes	4.38%	0.69%	1.92%
Institutional Class shares – After Taxes on Distributions	4.38%	0.68%	1.90%
Institutional Class shares – After Taxes on Distributions and Sales of Shares(1)	4.11%	1.19%	2.17%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.05%	0.99%	2.25%
S&P Municipal Bond Short Intermediate Index (reflects no deduction for fees, expenses or taxes)	1.89%	1.13%	1.65%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
72   Summary - abrdn Short Duration High Yield Municipal Fund

Summary - abrdn Short Duration High Yield Municipal Fund
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Short Duration High Yield Municipal Fund’s investment adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Miguel Laranjeiro	Investment Director	2016 *
Jonathan Mondillo	Global Head of Fixed Income	2013 *

*	Includes service with unaffiliated investment adviser to Predecessor Fund
Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; although, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Summary - abrdn Short Duration High Yield Municipal Fund   73

Summary - abrdn Real Estate Fund

abrdn Real Estate Fund

Objective
The abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund) (the “Real Estate Fund” or the “Fund”) seeks a high level of current income. Capital appreciation is a secondary objective.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Real Estate Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None
Small Account Fee(2)	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.62%	0.60%
Total Annual Fund Operating Expenses	1.67%	1.40%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.42%	0.40%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.25%	1.00%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.
(3)	Management fees have been restated to reflect current fees as a result of a reduction in the Fund’s contractual management fee rate effective February 29, 2024.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.99% for Class A shares and 1.24% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2026. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Example
This Example is intended to help you compare the cost of investing in the Real Estate Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$695	$1,033	$1,393	$2,404
INSTITUTIONAL CLASS SHARES	$102	$404	$728	$1,645

74   Summary - abrdn Real Estate Fund

Summary - abrdn Real Estate Fund
Portfolio Turnover
The Real Estate Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45% of the average value of its portfolio.
Principal Strategies
As a non-fundamental policy, under normal circumstances, the Real Estate Fund invests 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers which (i) are principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets. These companies include, but are not limited to, real estate investment trusts (“REITs”), real estate operating companies and homebuilders, and companies with a majority of real estate holdings, such as hotel and entertainment companies. “Principally engaged” in the real estate industry or in real estate financing means that a majority of a company’s revenues are derived from the real estate industry or from real estate financing, respectively, or that the company is classified as a “real estate” company under the Standard & Poor’s Global Industry Classification System (GICS). To “control” real estate assets means to own such assets.

The Fund concentrates its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.

In addition to common stocks and REITs, securities in which the Fund may invest include preferred stocks and rights and warrants.

The Fund may invest up to 35% of its net assets in foreign securities. The Fund may invest in companies of any market capitalization. The Fund may borrow up to 10% of its total assets for investment purposes.
The Adviser emphasizes investments in the equity securities of companies which it believes have the potential to grow their earnings at faster than normal rates and thus offer the potential for higher dividends and capital growth in the future.
In managing the assets of the Fund, the Adviser invests primarily in the equity securities of companies offering high dividend yields and which the Adviser believes offer strong prospects for capital growth. In selecting investments, a focus of the Adviser is to identify investment opportunities where dividends are well supported by the underlying assets and earnings of a company.
The Adviser considers and evaluates ESG (Environmental, Social and Governance) factors as part of the investment analysis process. The Adviser considers the most material potential ESG risks and opportunities impacting issuers, alongside other non-ESG factors. The relevance of ESG factors to the investment process varies across issuers. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser.
The Fund is “non-diversified.” This means that, as compared to mutual funds which are diversified, the Fund may invest a greater percentage of its total assets in the securities of a single issuer. As a result, the Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds.
Principal Risks
The Real Estate Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Summary - abrdn Real Estate Fund   75

Summary - abrdn Real Estate Fund
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
REIT and Real Estate Risk – Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.
Concentration Risk – The Fund’s strategy of concentrating in companies in a specific industry or sector, or closely related group of industries or sectors, means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified Fund.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Non-Diversified Fund Risk – The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
76   Summary - abrdn Real Estate Fund

Summary - abrdn Real Estate Fund
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year.

The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. Returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the S&P 500® Index, a broad-based securities index, and the MSCI US REIT Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

abrdn Inc. and abrdn Investments Limited began advising and sub-advising, respectively, the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Summary - abrdn Real Estate Fund   77

Summary - abrdn Real Estate Fund
Highest Return: 17.03% - 1st quarter 2019
Lowest Return: -25.28% - 1st quarter 2020
After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	2.78%	2.51%	4.90%
Institutional Class shares – Before Taxes	9.42%	4.01%	5.79%
Institutional Class shares – After Taxes on Distributions	5.94%	0.93%	2.28%
Institutional Class shares – After Taxes on Distributions and Sales of Shares(1)	7.22%	2.43%	3.62%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	12.10%
MSCI U.S. REIT Index (reflects no deduction for fees, expenses or taxes)	8.75%	4.31%	5.66%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the Real Estate Fund’s investment adviser and abrdn Investments Limited (“aIL”) serves as the Fund’s sub-adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Jay Carlington, CFA®	Portfolio Manager	2018
Svitlana Gubriy	Head of Indirect Real Assets	2018
Bill Pekowitz	REIT Analyst / Portfolio Manager	2018

Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
78   Summary - abrdn Real Estate Fund

Summary - abrdn Real Estate Fund
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
Summary - abrdn Real Estate Fund   79

Summary - abrdn Ultra Short Municipal Income Fund

abrdn Ultra Short Municipal Income Fund

Objective
The abrdn Ultra Short Municipal Income Fund (the “Ultra Short Municipal Income Fund” or the “Fund”) seeks high after-tax current income consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Ultra Short Municipal Income Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges,” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class A1 Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	0.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	0.25% (1)	None
Small Account Fee(2)	$20	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	None
Other Expenses	0.27%	0.19%	0.26%
Total Annual Fund Operating Expenses	0.92%	0.84%	0.66%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.22%	0.14%	0.21%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.70%	0.70%	0.45%

(1)	Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.
(3)	Management fees have been restated to reflect current fees as a result of a reduction in the Fund’s contractual management fee rate effective February 29, 2024.
(4)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.70% for Class A shares, 0.70% for Class A1 shares and 0.45% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2026. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
80   Summary - abrdn Ultra Short Municipal Income Fund

Summary - abrdn Ultra Short Municipal Income Fund
Example
This Example is intended to help you compare the cost of investing in the Ultra Short Municipal Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$72	$271	$488	$1,111
CLASS A1 SHARES	$121	$303	$500	$1,069
INSTITUTIONAL CLASS SHARES	$46	$190	$347	$803

Portfolio Turnover
The Ultra Short Municipal Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 226% of the average value of its portfolio.
Principal Strategies
The Ultra Short Municipal Income Fund invests its assets in a combination of tax-exempt obligations and taxable debt obligations. As a fundamental policy, under normal circumstances the Fund invests at least 80% of its net assets in tax-exempt obligations. Net assets include the amounts of any borrowings for investment purposes. Tax-exempt obligations include municipal obligations that pay interest that is free from U.S. federal income tax (other than federal alternative minimum tax (“AMT”)).

In managing the Fund’s investments, the Adviser seeks to capitalize on fundamental and technical opportunities in the debt obligations markets to enhance return. The obligations in which the Fund invests may be of any maturity, but under normal market conditions, it is expected that the Fund’s average portfolio maturity, at the time of investment, will be two years or less. Under normal market conditions, the Fund will generally maintain an investment portfolio with a weighted average effective duration of less than one year.

The obligations in which the Fund invests must, at the time of investment, be rated investment grade, as determined by the various rating agencies, or if unrated, of comparable quality as determined by the Adviser. When the Adviser determines that an obligation is in a specific category, the Adviser will use the highest rating assigned to the obligation by any nationally recognized statistical rating organization. In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. If an obligation’s credit rating is downgraded after the Fund’s investment, the Adviser monitors the situation to decide if the Fund needs to take any action such as selling the obligation.

The Fund may invest in specific types of municipal obligations, including auction rate securities and tender option bonds. Tender option bonds are created when a holder deposits tax–exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The Fund does not currently intend to deposit bonds into a TOB trust or invest in inverse floaters, but may invest in floaters issued by TOB trusts.
The Fund may invest in municipal obligations of any state, city, county or other governmental entity, including Puerto Rico and U.S. territories. The Fund currently anticipates that it will have significant exposure to Pennsylvania, New York, Mississippi and Texas municipal securities.
In managing the Fund, the Adviser employs a process that combines sector allocation, fundamental research and duration management. In determining sector allocation, the Adviser analyzes the prevailing financial and investment characteristics of a broad range of sectors in which the Fund may invest and seeks to enhance performance and manage risk by underweighting or overweighting particular sectors. Based on fundamental research regarding securities, including fixed income research, credit analyses and use of sophisticated analytical systems, the Adviser makes decision to purchase and sell securities for the Fund. The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser may also consider the most material potential ESG (Environmental, Social and Governance) risks and opportunities impacting issuers, where relevant. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests
Summary - abrdn Ultra Short Municipal Income Fund   81

Summary - abrdn Ultra Short Municipal Income Fund
may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. The relevance of ESG factors to the investment process varies across issuers and instrument types. The Adviser also considers economic factors to develop strategic forecasts as to the direction of interest rates which are then used to establish the Fund’s target duration, a common measurement of a security’s sensitivity to interest rate movements. For obligations owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Adviser closely monitors the Fund’s portfolio and makes adjustments as necessary.

The Fund’s investment strategies may result in a portfolio turnover rate in excess of 100% on an annual basis.
Principal Risks
The Ultra Short Municipal Income Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first five risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Fixed Income Securities Risk – Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Municipal Securities Risk – Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.
Municipal Bond Tax Risk – A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.
Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk – From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short–term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
Auction Rate Securities Risk - Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
82   Summary - abrdn Ultra Short Municipal Income Fund

Summary - abrdn Ultra Short Municipal Income Fund
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Illiquid Securities Risk – Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.
Interest Rate Risk – The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long–term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Variable and Floating Rate Securities Risk – For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Summary - abrdn Ultra Short Municipal Income Fund   83

Summary - abrdn Ultra Short Municipal Income Fund
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. Returns in the table reflect the maximum applicable sales charges, if any. The table compares the Fund’s performance over time with those of the Bloomberg Municipal Bond Index, a broad-based securities index, and the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

abrdn Inc. began advising the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Class A1 returns prior to the commencement of operations of Class A1 (inception date: February 28, 2019) are based on the previous performance of the Fund’s Class A shares (inception date 3/30/2004). Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 1.12% - 4th quarter 2023

Lowest Return: -0.17% - 1st quarter 2022
84   Summary - abrdn Ultra Short Municipal Income Fund

Summary - abrdn Ultra Short Municipal Income Fund
After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After–tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	3.63%	1.71%	1.23%
Class A1 shares – Before Taxes	3.01%	1.61%	1.18%
Institutional Class shares – Before Taxes	3.78%	1.91%	1.45%
Institutional Class shares – After Taxes on Distributions	3.78%	1.91%	1.45%
Institutional Class shares – After Taxes on Distributions and Sales of Shares(1)	3.78%	1.92%	1.46%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.05%	0.99%	2.25%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index (reflects no deduction for fees, expenses or taxes)	2.71%	1.39%	1.30%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
Investment Adviser
abrdn Inc. serves as the Ultra Short Municipal Income Fund’s investment adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Miguel Laranjeiro	Investment Director	2016 *
Jonathan Mondillo	Global Head of Fixed Income	2015 *

*	Includes service with unaffiliated investment adviser to Predecessor Fund
Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS A1 SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; although, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax.
Summary - abrdn Ultra Short Municipal Income Fund   85

Summary - abrdn Ultra Short Municipal Income Fund
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
86   Summary - abrdn Ultra Short Municipal Income Fund

Summary - abrdn Focused Emerging Markets ex-China Fund

abrdn Focused Emerging Markets ex-China Fund

Objective
The abrdn Focused Emerging Markets ex-China Fund (formerly, abrdn Global Equity Impact Fund) (the “Focused Emerging Markets ex-China Fund” or the “Fund”) seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Focused Emerging Markets ex-China Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A Sales Charges,” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None
Small Account Fee(2)	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.79%	0.76%
Acquired Funds Fees and Expenses(3)	0.15%	0.15%
Total Annual Fund Operating Expenses(4)	1.94%	1.66%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.64%	0.61%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(4)	1.30%	1.05%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(3)	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.
(4)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(5)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and Rule 12b-1 fees for Class A and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Example
This Example is intended to help you compare the cost of investing in the Focused Emerging Markets ex-China Fund with the cost of investing in other mutual funds.
Summary - abrdn Focused Emerging Markets ex-China Fund   87

Summary - abrdn Focused Emerging Markets ex-China Fund
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$700	$1,091	$1,506	$2,660
INSTITUTIONAL CLASS SHARES	$107	$464	$845	$1,914

Portfolio Turnover
The Focused Emerging Markets ex-China Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
Principal Strategies
The Focused Emerging Markets ex-China Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market (excluding China) companies. The Fund will be managed pursuant to a “focused” strategy whereby the Adviser or abrdn Investments Limited (the “Sub-adviser”) will typically invest the Fund’s assets in a small number of issuers. Generally, the Fund expects to hold approximately 45 to 60 issuers.
A company is considered to be an emerging market (excluding China) company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of an emerging market country (excluding China);

●	the company has its principal office in, or management is located in, an emerging market country (excluding China); and/or

●	the company has its principal securities trading market in an emerging market country (excluding China).

An emerging market (excluding China) country is any country included in the MSCI Emerging Markets ex-China Index or determined by the Adviser or the Sub-adviser to have similar emerging market characteristics. At times, the Fund may have a significant amount of its assets invested in a country or geographic region, including through an exchange-traded fund or by any other available means, such as through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to Taiwan. The Fund may invest in securities denominated in  U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest in securities of any market capitalization, including small and mid-cap securities.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology and financials sectors.
In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser invest in quality companies and are an active, engaged owners. The Adviser and Sub-adviser evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Advisers.
Principal Risks
The Focused Emerging Markets ex-China Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
88   Summary - abrdn Focused Emerging Markets ex-China Fund

Summary - abrdn Focused Emerging Markets ex-China Fund
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Focus Risk – Funds that invest a greater proportion of their assets in the securities of a smaller number of issuers will be subject to greater volatility with respect to their investments than funds that invest in a larger number of securities.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
Taiwan Risk. Including risks associated with investing in emerging markets, the Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Exchange-Traded Fund Risk – To the extent that the Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF. Where all or a portion of underlying ETF securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such security during the ETF’s domestic trading day. This in turn could lead to differences between the market price of the ETF shares and the underlying value of those shares.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Summary - abrdn Focused Emerging Markets ex-China Fund   89

Summary - abrdn Focused Emerging Markets ex-China Fund
Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets ex-China Index (Net TR), a broad-based securities index, and MSCI All Country World Index (Net TR). Effective February 28, 2025, the MSCI Emerging Markets ex-China Index (Net TR) replaced the MSCI All Country World Index (Net TR) as the Fund’s primary benchmark in connection with the change in the Fund’s investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit abrdn.com/us/literature or call 866-667-9231.
The Fund changed its investment strategy effective February 28, 2025 from a global equity strategy to a focused emerging markets excluding China strategy. In connection with the change in investment strategy, the Fund changed its name from abrdn Global Equity Impact Fund to abrdn Focused Emerging Markets ex-China Fund.
90   Summary - abrdn Focused Emerging Markets ex-China Fund

Summary - abrdn Focused Emerging Markets ex-China Fund
The returns presented for the Fund for periods prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”), a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization on December 3, 2021, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.
Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not the differences in the expenses applicable to the respective classes of the Fund.
Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 23.68% - 2nd quarter 2020
Lowest Return: -19.34% - 1st quarter 2020
After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	-6.57%	3.17%	3.84%
Class A shares – After Taxes on Distributions	-6.57%	2.67%	3.08%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	-3.89%	2.23%	2.63%
Institutional Class shares – Before Taxes	-0.59%	4.66%	4.73%
MSCI Emerging Markets ex-China Index (Net TR) (reflects deductions for expenses and taxes)	3.56%	4.45%	4.73%
MSCI All Country World Index (Net TR) (reflects deductions for expenses and taxes)	17.49%	10.06%	9.23%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
Investment Adviser
abrdn Inc. serves as the Focused Emerging Markets ex-China Fund’s investment adviser. abrdn Investments Limited serves as the Fund’s sub-adviser.
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Summary - abrdn Focused Emerging Markets ex-China Fund
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Devan Kaloo	Global Head of Equities and Head of Global Emerging Markets Equities	2025
Nick Robinson, CFA®	Deputy Head of Global Emerging Market Equities	2025

Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
92   Summary - abrdn Focused Emerging Markets ex-China Fund

Summary - abrdn High Income Opportunities Fund

abrdn High Income Opportunities Fund

Objective
The abrdn High Income Opportunities Fund (the “High Income Opportunities Fund” or the “Fund”) seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the High Income Opportunities Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in abrdn Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges,” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141 and 191 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 105 and 106 of the Fund’s Statement of Additional Information, respectively. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	3.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00% (1)	None
Small Account Fee(2)	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses	0.50%	0.43%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%
Total Annual Fund Operating Expenses(4)	1.31%	0.99%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.35%	0.28%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(4)	0.96%	0.71%

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(2)	Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.
(3)	Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.
(4)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(5)	abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.70% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2026 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses and Rule 12b-1 fees for Class A shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.
Summary - abrdn High Income Opportunities Fund   93

Summary - abrdn High Income Opportunities Fund
Example
This Example is intended to help you compare the cost of investing in the High Income Opportunities Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the High Income Opportunities Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual limitation until its expiration, which impacts the 1-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES	$395	$669	$964	$1,802
INSTITUTIONAL CLASS SHARES	$73	$287	$520	$1,188

Portfolio Turnover
The High Income Opportunities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.
Principal Strategies
As a non-fundamental policy, the High Income Opportunities Fund invests at least 80% of its assets in high income producing instruments. High income producing instruments include those rated at the time of purchase below “BBB–” by Standard & Poor’s Rating Service (“S&P”), or below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”), or below a comparable rating by another nationally recognized statistical rating organization, or unrated bonds determined by the Adviser to be of comparable quality. The Fund may invest in securities rated in the lowest ratings category or in default (i.e., “junk bonds”, which are speculative). Although the Fund typically invests in high income debt securities, the Fund may invest up to 20% of its assets in investment grade debt. The Fund has the flexibility to invest in a broad-range of debt instruments, including, but not limited to, corporate and sovereign debt from U.S. and non-U.S. issuers, including those in emerging markets. The Fund may invest in debt securities of any maturity.
The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. The Adviser may also consider the most material potential Environmental, Social and Governance (“ESG”) risks and opportunities impacting issuers, where relevant. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. The relevance of ESG factors to the investment process varies across issuers and instrument types. The Fund seeks to invest in securities of issuers that are expected to exhibit stable to improving credit characteristics based on industry trends, company positioning, and management strategy, taking into account the potential positive impact of any restructurings or other corporate reorganizations.

The strategy is primarily directed toward U.S. Dollar denominated debt rated below investment grade (i.e., “junk bonds”) and the Fund ordinarily invests at least 60% of its net assets in U.S. Dollar denominated securities. However, the Fund may purchase securities denominated in foreign currencies.
The Fund may also invest in restricted securities and private placements including securities issued under Rule 144A and/or Regulation S (“Regulation S Securities”).

The Fund may invest in debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest in preferred stocks, asset-backed securities, debt instruments convertible into common stock, income trusts, and swaps. The Fund may invest in bank loans, which include floating and fixed–rate debt securities generally acquired as a participation interest in, or assignment of, a loan originated by a lender or financial institution. The Fund may invest in, enter into, or acquire participation in, delayed funding loans and revolving credit facilities.

The Fund may also invest up to 20% of its net assets in equity securities. The Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long-term options of, or relating to, international issuers that trade on an exchange or over-the-counter (“OTC”).

To achieve its investment objective, the Fund uses derivatives under certain market conditions. The Fund may use derivatives as a substitute for taking a position or reducing exposure to underlying assets or for hedging currency exposure. The Fund expects that derivative instruments will include the purchase and sale of futures contracts, forward
94   Summary - abrdn High Income Opportunities Fund

Summary - abrdn High Income Opportunities Fund
foreign exchange contracts, non-deliverable forwards, swaps, options (including options on futures and options on swaps), warrants, and structured notes. In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.
Principal Risks
The High Income Opportunities Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first ten risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Fixed Income Securities Risk – Fixed income securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. The value of a fixed income security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.
Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
High-Yield Bonds and Other Lower-Rated Securities Risk – The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high–yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. If the Fund incurs losses from foreign currencies or foreign currency hedge positions, the Fund’s distributions could constitute a return of capital to shareholders for federal income tax purposes.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” above).
Illiquid Securities Risk – Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during
Summary - abrdn High Income Opportunities Fund   95

Summary - abrdn High Income Opportunities Fund
both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.
Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.
Bank Loan Risk – There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. Bank loans have significantly longer settlement periods (e.g., longer than seven days) than more traditional investments resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Derivatives Risk (including Options, Futures and Swaps) – Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.
Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.
Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Correlation Risk – The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.
Other Derivatives Risks – Fixed income derivatives are subject to interest rate risk. In addition, certain derivatives may be subject to illiquid securities risk, mispricing or valuation complexity, market risk and management risk. The Fund may need to sell portfolio securities at inopportune times to satisfy margin or payment obligations under derivatives investments. Changes in regulation relating to the Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Interest Rate Risk – The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
96   Summary - abrdn High Income Opportunities Fund

Summary - abrdn High Income Opportunities Fund
Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
Portfolio Turnover Risk – The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover may result in greater transaction costs which may reduce Fund performance. The sale of Fund portfolio securities may also result in greater realization and/or distribution to shareholders of gains or losses as compared to a fund with less active trading, which may include short-term gains taxable at ordinary income tax rates.
Private Placements and Other Restricted Securities Risk – Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Sovereign Debt Risk – Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly. Sovereign debt risk is increased for emerging market issuers. The Fund may also invest in obligations issued or guaranteed by supranational entities, such as the World Bank. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Variable and Floating Rate Securities Risk – For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.
An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.
Yield Risk – The amount of income received by the Fund will go up or down depending on day-to-day variations in short–term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average
Summary - abrdn High Income Opportunities Fund   97

Summary - abrdn High Income Opportunities Fund
annual total returns to the returns of the Bloomberg Global Aggregate Bond Index, a broad-based securities index, and the ICE BofA U.S. High Yield Constrained Index (the “Index”). For periods prior to August 18, 2023, the Index reflects the performance of the ICE BofA Global High Yield Constrained Index (Hedged to USD), which reflects the Fund’s prior investment strategy. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit abrdn.com/us/literature or call 866-667-9231.
The Fund changed its investment strategy effective August 18, 2023, which introduced increased flexibility to invest in U.S. issuers. Performance prior to August 18, 2023 does not reflect the current investment strategy. In connection with the investment strategy change, the Fund changed its name from the abrdn Global High Income Fund to the abrdn High Income Opportunities Fund. The returns presented for the Fund for periods prior to December 3, 2021 reflect the performance of a predecessor fund (the “Predecessor Fund”), a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization on December 3, 2021, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund.
Returns of the Predecessor Fund have been adjusted to reflect applicable sales charges but not the differences in the expenses applicable to the respective classes of the Fund.
Annual Total Returns – Class A Shares
(Years Ended Dec. 31)

Highest Return: 12.44% - 2nd quarter 2020
Lowest Return: -15.45% - 1st quarter 2020
After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
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Summary - abrdn High Income Opportunities Fund
Average Annual Total Returns of the Fund as of December 31, 2024

	1 Year	5 Years	10 Years
Class A shares – Before Taxes	4.39%	2.24%	2.89%
Class A shares – After Taxes on Distributions	1.83%	-0.06%	0.57%
Class A shares – After Taxes on Distributions and Sales of Shares(1)	2.55%	0.68%	1.13%
Institutional Class shares – Before Taxes	7.93%	3.10%	3.46%
Bloomberg Global Aggregate Bond Index (reflects no deductions for expenses or taxes)	1.25%	-0.33%	1.35%
ICE BofA Merrill Lynch U.S. High Yield Constrained Index (reflects no deductions for expenses or taxes)(2)	8.16%	3.52%	5.07%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
(2)	For periods prior to August 18, 2023, the Index reflects the performance of the ICE BofAML Global High Yield Constrained Index (hedged to USD)
Investment Adviser
abrdn Inc. serves as the High Income Opportunities Fund investment adviser.
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
George Westervelt, CFA®	Head of Global High Yield	2019 *
Matthew Kence	Investment Director	2019 *
Steven Logan	Head of European High Yield & Global Loans	2025

*	Includes service to Predecessor Fund.
Purchase and Sale of Fund Shares
The Fund’s minimum investment requirements are as follows:

CLASS A SHARES
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.
Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
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Fund Details

Additional Information about Principal Strategies
Investment Objectives. The investment objective(s) of each the Dynamic Dividend Fund, Global Infrastructure Fund and Real Estate Fund are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of that Fund. The investment objective of each of the other Funds is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.
80% Investment Policy. If the Infrastructure Debt Fund, U.S. Small Cap Equity Fund, China A Fund, Emerging Markets ex-China Fund, Emerging Markets Fund, International Small Cap Fund, U.S. Sustainable Leaders Fund, Global Infrastructure Fund, Real Estate Fund, Focused Emerging Markets ex-China Fund or High Income Opportunities Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Fund.
Derivatives. To the extent that a Fund invests in derivatives with an underlying asset with economic characteristics similar to the investments included in the investment policies described under “Principal Strategies” of such Fund’s “Summary” section above, the market value or notional value of such derivative, depending on the exposure provided by the type of derivative, would be included to meet the applicable investment policy, except for 80% policies required by Rule 35d-1 with respect to which market value would be included.
Split Ratings. In the event that a security receives different ratings from different NRSROs, unless specific disclosure in a Fund’s summary provides otherwise, the Adviser treats the security as being rated in the lowest rating category received from an NRSRO. To the extent that a Fund invests primarily in below investment-grade securities, this could result in such a Fund holding a portion of its assets in securities that have received an investment-grade rating from one or more NRSROs.
Equity Funds
abrdn U.S. Small Cap Equity Fund, abrdn China A Share Equity Fund, abrdn Emerging Markets ex-China Fund, abrdn Emerging Markets Fund, abrdn Focused Emerging Markets ex-China Fund, and abrdn Global Infrastructure Fund
In seeking to achieve the Funds’ investment objectives, the Adviser and Sub-adviser(s), as applicable, (together, the “Advisers”) invest in quality companies and are active, engaged owners. The Advisers evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material Environmental, Social and Governance (“ESG”) factors impacting a company. Examples of ESG factors considered by the Advisers include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Advisers.
Through fundamental research, supported by a global research presence, the Advisers seek to identify companies whose quality and future prospects are not yet fully recognized by the market.
The Advisers may sell a security when they perceive that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.
abrdn International Small Cap Fund
In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser  (together, the “Advisers”) select stocks for the Fund using the portfolio management team’s quality, growth and momentum approach, which aims to identify companies that, in the Advisers’ view, exhibit a range of high-quality characteristics, the ability to deliver sustainable, multi-year growth and upwards earnings momentum.
When assessing quality, the Advisers evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material Environmental, Social and Governance (“ESG”) factors impacting a company. Examples of ESG factors considered by the Advisers include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Advisers.
In assessing the growth outlook for stocks, the analyst considers the industry backdrop, as well as management’s strategy to drive sales (geographic expansion, push into adjacencies, market shares gain) and profitability (improving margins) over the medium to long term.
Momentum factors are considered throughout the investment process. At the idea generation stage, both price momentum and earnings momentum feed into the Advisers’ stock screening tool with a higher weight applied to earnings momentum. The investment team then evaluates the potential upside or downside to consensus estimates for
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Fund Details
individual companies. Position sizing is also linked to momentum. Stocks demonstrating strong momentum characteristics, in the Advisers’ view, which also meet the Advisers’ quality and growth criteria, typically become larger holdings in the portfolio.
Through fundamental research, supported by a global research presence, the Advisers seek to identify companies whose quality, future prospects, growth and momentum characteristics are not yet fully recognized by the market.
Fixed Income Funds
abrdn High Income Opportunities Fund
The Adviser employs a fundamental, bottom-up investment process, based on firsthand research involving an evaluation of issuers and securities. The Adviser utilizes internally developed macro views on the global economy and specific regions when constructing portfolios. The Adviser evaluates securities for potential purchase only after it determines that the issuer is fundamentally sound. The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions and industry specific factors. Following a thorough research review, the Adviser evaluates the security’s valuation relative to other potential alternatives. Similarly, the Adviser will sell investments that achieve full valuation or that have deteriorated to an extent where the Adviser believes them no longer to be sound. The Adviser will replace sold investments with securities it believes are more attractive. There is continuous dialogue and sharing of research and information among all of the investment management professionals at the firm, including portfolio managers, research analysts and traders.
abrdn Infrastructure Debt Fund
In selecting the Fund’s municipal debt securities, the Adviser and Sub-adviser employ a top-down, bottom-up investment process, which relies on in-depth research as the basis for individual security selection. The Adviser and Sub-adviser perform an analysis focusing on the issuer’s underlying credit soundness and ultimately its ability to service its debt. The Adviser and Sub-adviser further consider municipal bond structure, covenant analysis, and the legislative and political environment as it applies to each individual security. The Adviser and Sub-adviser then factor these fundamental and structural inputs to ascertain value and to identify mispriced securities. The overall objective of the Adviser and Sub-adviser is to add value through the selection of securities that the Adviser and Sub-adviser believe are trading at a price below what we consider the securities to be worth. The Adviser and Sub-adviser may sell a security if it no longer meets its investment criteria or offers an attractive relative value.
In selecting the Fund’s corporate debt securities, the Adviser and Sub-adviser employ a fundamental, bottom-up investment process, based on firsthand research involving an evaluation of issuers and securities. The Adviser and Sub-adviser utilize internally developed macro views on the global economy and specific regions when constructing portfolios. The Adviser and Sub-adviser evaluate securities for potential purchase only after it determines that the issuer is fundamentally sound. Following a thorough research review, the Adviser and Sub-adviser evaluate the security’s valuation relative to other potential alternatives. Similarly, the Adviser and Sub-adviser will sell investments that achieve full valuation or that have deteriorated to an extent where the Adviser and Sub-adviser believe them no longer to be sound. The Adviser and Sub-adviser will replace sold investments with securities it believes are more attractive. There is continuous dialogue and sharing of research and information among all of the investment management professionals at the firm, including portfolio managers, research analysts and traders.
abrdn Intermediate Municipal Income Fund, abrdn Short Duration High Yield Municipal Fund and abrdn Ultra Short Municipal Income Fund
The Adviser employs a top-down, bottom-up investment process, which relies on proprietary in-depth research as the basis for individual security selection. The Adviser performs an analysis focusing on the issuer’s underlying credit soundness and ultimately its ability to service its debt. Additionally, the Fund’s investment team has access to the firm’s broader North American team of industry specialists to provide added insight into such aspects as competitive landscape, industry dynamics, and regulatory environment, among others. The Adviser further considers municipal bond structure, covenant analysis, and the legislative and political environment as it applies to each individual security. The Adviser then factors these fundamental and structural inputs to ascertain value and to identify mispriced securities. The overall objective of the Adviser is to add value through the selection of securities that the Adviser believes are trading at a price below what we consider the securities to be worth. The Adviser may sell a security if it no longer meets its investment criteria or offers an attractive relative value.
ESG Considerations - Fixed Income
In selecting investments for the Funds, the Adviser (for the abrdn  High Income Opportunities Fund, abrdn Intermediate Municipal Income Fund, abrdn Short Duration High Yield Municipal Fund and abrdn Ultra Short Municipal Income Fund) and the Adviser and Sub-adviser (for the abrdn  Infrastructure Debt  Fund) examine the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors, and Environmental, Social and Governance (“ESG”) risks. The Adviser and Sub-adviser apply ESG considerations to their assessment of all corporate, sovereign and municipal issuers; however, the materiality of ESG factors to the investment process varies across issuers and instrument types. The Adviser and Sub-adviser consider and
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Fund Details
assess how ESG risks, alongside other financial factors, may impact the credit quality of the issuer as well as the opportunities they may create. The Adviser and Sub-adviser may avoid investing in companies where ESG factors could erode the willingness and ability of the issuer to service its debt. The Adviser and Sub-adviser consider the materiality of the inherent environmental and social risks of the sector of operation (e.g., greenhouse gas emissions, water usage, cyber security, etc.) and the timeframe over which these risks may have a financial impact. This is combined with an assessment of the robustness of a company’s corporate governance and/or project. As it relates to sovereign issuers for the abrdn High Income Opportunities Fund, the Adviser may also consider political factors (referred to as “P”), such as political corruption perception, political stability, state fragility and press freedom. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-adviser (if applicable).
Additional Information on Engagement and Proxy Voting on ESG Issues.
More information about the Advisers’ approach to engagement is described in Appendix C to the Statement of Additional Information.
Additional Information about Tax Reclaims
Additional Information about EU Tax Reclaims.
The corresponding Predecessor or acquired Funds of the abrdn Focused Emerging Markets ex-China Fund (“FEMXC”) and abrdn Emerging Markets ex-China Fund(“EMXC”) received payments on tax reclaims from some European jurisdictions related to prior years (2005-2020) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). In the tax years for which the Predecessor Funds filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that these Funds paid to foreign jurisdictions. The receipt by the Predecessor Funds of the tax reclaims from these jurisdictions also results in a tax liability to the Funds to offset the tax benefits that shareholders received in the past in the form of deductions or credits in prior years relating to such reclaimed amounts. Based on information available as of the date of this Prospectus, an estimated tax amount has been accrued and is reflected within each Fund’s net asset value and performance. The estimated tax is based upon the Internal Revenue Service’s method of calculation disclosed in 2022. If the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the Fund’s expenses, net asset value and performance may be materially adversely impacted.
Performance shown for periods after December 16, 2016 for the Predecessor Fund of the abrdn Emerging Markets Dividend Fund and after February 1, 2017 for the Predecessor Fund of the abrdn Focused Emerging Markets ex-China Fund reflect the Predecessor Funds’ receipt of various payments of Article 63 EU Tax Reclaims related to the prior years. Prior to this receipt there was no certainty that the Predecessor Funds would receive any amounts, and thus each Predecessor Fund’s performance previously did not reflect any anticipated receipt of these payments. The receipt of these extraordinary payments effectively increased each Predecessor Fund’s performance for all periods that include payments in a manner that may not recur in the future, and the Fund’s performance was significantly higher for those periods than it would have been had the Fund not received payment of the Article 63 EU Tax Reclaims.
abrdn Focused Emerging Markets ex-China Fund
Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, the Fund recognizes Article 63 EU Tax Reclaims when it is more likely than not that the Fund will sustain its position that it is due. During the year ended October 31, 2024, Article 63 EU Tax reclaims and interest, as applicable, were paid to the Fund related to French dividend withholding tax, representing $528,135 on various receipt dates, which had been previously recorded in the Fund’s respective net asset value during the fiscal year 2022.
As of October 31, 2024, FEMXC has remaining Article 63 EU Tax Reclaims, primarily related to Germany and Spain. Certain of the outstanding Article 63 EU Tax Reclaims related to Germany and Spain are not deemed to meet the recognition criteria under U.S. GAAP as of October 31, 2024, and have not been recorded in each Fund’s respective net asset value. As of October 31, 2024, the total amount of outstanding reclaims (before the impact of interest, tax or additional costs incurred in the pursuit of such reclaims) filed with Germany and Spain represents approximately $1,778,759. These amounts net of estimated taxes represent $1,022,787. Recognition by FEMXC of these amounts would have a positive impact on either Fund’s performance.
The receipt of Article 63 EU reclaims from these jurisdictions also results in a tax liability to the shareholders to offset the tax benefits that shareholders received in the past. Such amounts are estimated based on a closing agreement template created by the IRS, which is applicable to all industry participants, in relation to the remittance by a fund of taxes due by its shareholders and paid on their behalf by the fund. The Funds accrue this tax liability which each intends to settle on behalf of its shareholders in accordance with U.S. GAAP.
As of October 31, 2024, an estimated tax amount has been accrued of $275,889 for FEMXC, related to the reclaims received during the period from France. This amount is reflected as Payable to IRS on behalf of shareholders related to Article 63 EUTax reclaims on the accompanying Statements of Assets and Liabilities.
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In October 2024, the Funds executed a closing agreement with the IRS which finalized the amount of taxes to be paid on behalf of shareholders related to the reclaims and interest received from Spain in 2023. The amounts paid to the IRS in FEMXC was $1,067,073, which was previously recorded in the Fund’s net asset value during the fiscal year 2022.
abrdn Emerging Markets ex-China Fund
abrdn Emerging Markets ex-China Fund (inherited claims filed by the abrdn Emerging Markets Sustainable Leaders Fund) filed for Article 63 EU Tax Reclaims in France and Germany. On March 29, 2024, the Emerging Markets Sustainable Leaders Fund received a French EU reclaim payment for $82,401 related to claim years 2018-2020. The Fund accrued an IRS tax liability of $36,768 at the time of recognition.
As of October 31, 2024, the abrdn Emerging Markets ex-China Fund has remaining Article 63 EUTax Reclaims, primarily related to Germany and France. Certain of the outstanding Article 63 EU Tax Reclaims related to Germany and France are not deemed to meet the recognition criteria under U.S. GAAP as of October 31, 2024, and have not been recorded in the Fund’s net asset value. Recognition by the abrdn Emerging Markets ex-China Fund of these amounts would have a positive impact on the Fund’s performance.
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Additional Information about Investments, Investment Techniques and Risks
The principal investments and principal risks of each Fund are disclosed in each Fund’s Summary section. The table below and the paragraphs that follow provide more information about the principal investments and techniques that each Fund may use and the related risks. A check mark (“✔”) indicates a principal risk to which a Fund is subject.

The absence of a check mark for a Fund with respect to a particular risk does not indicate that such Fund is not exposed to such risk at all, but only that it is not a principal risk. The Statement of Additional Information contains information about additional investments in which each Fund may invest to a lesser degree and additional risks to which each Fund may be subject. The order of the below investments, investment techniques and risks does not indicate their significance.

	Dynamic Dividend Fund	Global Infrastructure Fund	International Small Cap Fund	Real Estate Fund
Active Management Risk	✔	✔	✔	✔
Concentration Risk		✔		✔
Cybersecurity Risk	✔	✔	✔	✔
Dividend Strategy Risk	✔			✔
Emerging Markets Risk	✔	✔	✔
Equity-Linked Notes
Equity Securities Risk	✔	✔	✔	✔
ESG Integration Risk	✔	✔	✔	✔
Exchange-Traded Fund Risk
Foreign Currency Exposure Risk	✔	✔	✔	✔
Foreign Securities Risk	✔	✔	✔	✔
Impact of Large Redemptions and Purchases of Fund Shares		✔
Infrastructure-Related Investment Risk		✔
Issuer Risk	✔	✔	✔	✔
Market Risk	✔	✔	✔	✔
Mid-Cap Securities Risk	✔	✔	✔	✔
Non-Diversified Fund Risk				✔
Portfolio Turnover Risk	✔
Qualified Dividend Tax Risk	✔
REIT and Real Estate Risk		✔		✔
Sector Risk	✔	✔	✔
Small-Cap Securities Risk	✔	✔	✔	✔
Temporary Investments	✔	✔	✔	✔
Valuation Risk	✔	✔	✔	✔

	China A Fund	Emerging Markets ex-China Fund	Emerging Markets Fund	Focused Emerging Markets ex-China Fund	U.S. Small Cap Equity Fund	U.S. Sustainable Leaders Fund
Active Management Risk	✔	✔	✔	✔	✔	✔
Cybersecurity Risk	✔	✔	✔	✔	✔	✔
Dividend Strategy Risk
Emerging Markets Risk	✔	✔	✔	✔
Equity-Linked Notes	✔
Equity Securities Risk	✔	✔	✔	✔	✔	✔
ESG Integration Risk	✔	✔	✔	✔	✔
Exchange-Traded Fund Risk	✔			✔
Focus Risk				✔
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Foreign Currency Exposure Risk	✔	✔	✔	✔	✔	✔
Foreign Securities Risk	✔	✔	✔	✔	✔	✔
Illiquid Securities Risk	✔
Impact of Large Redemptions and Purchases of Fund Shares	✔	✔		✔
Issuer Risk	✔	✔	✔	✔	✔	✔
Market Risk	✔	✔	✔	✔	✔	✔
Mid-Cap Securities Risk	✔	✔	✔	✔		✔
Other Investment Companies Risk	✔			✔
Sector Risk	✔	✔	✔	✔	✔	✔
Small-Cap Securities Risk	✔	✔	✔	✔	✔	✔
Sustainable Investing Risk						✔
Temporary Investments	✔	✔	✔	✔	✔	✔
Valuation Risk	✔	✔	✔	✔	✔	✔

	Infrastructure Debt Fund	High Income Opportunities Fund	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund
Active Management Risk	✔	✔	✔	✔	✔
Auction Rate Securities Risk			✔	✔	✔
Bank Loan Risk	✔	✔
Cybersecurity Risk	✔	✔	✔	✔	✔
Derivatives Risk (including Options, Futures and Swaps)	✔	✔
Emerging Markets Risk	✔	✔
ESG Integration Risk	✔	✔	✔	✔	✔
Fixed Income Securities Risk	✔	✔	✔	✔	✔
Foreign Currency Exposure Risk	✔	✔
Foreign Securities Risk	✔	✔
Green, Social and Sustainability Bond Risk	✔
High-Yield Bonds and Other Lower-Rated Securities Risk	✔	✔	✔	✔
Illiquid Securities Risk	✔	✔	✔	✔	✔
Impact of Large Redemptions and Purchases of Fund Shares		✔	✔	✔
Infrastructure-Related Investments Risk	✔
Interest Rate Risk	✔	✔	✔	✔	✔
Investment-Grade Debt Securities	✔	✔	✔	✔	✔
Issuer Risk	✔	✔
Market Risk	✔	✔	✔	✔	✔
Municipal Securities Risk	✔		✔	✔	✔
Portfolio Turnover Risk		✔		✔	✔
Private Placements and Other Restricted Securities Risk		✔		✔
Sector Risk	✔	✔
Sovereign Debt Risk		✔
Temporary Investments	✔	✔	✔	✔	✔
Tender Option Bonds Risk			✔	✔	✔
Tobacco Related Bonds Risk				✔
Valuation Risk	✔	✔	✔	✔	✔
Variable and Floating Rate Securities Risk	✔	✔	✔		✔
Yield Risk		✔			✔

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Active Management Risk – Each Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or Sub-adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent a Fund from purchasing a security expected to appreciate in value.
Auction Rate Securities Risk - Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
In certain recent market environments, auction failures have been more prevalent and the auctions have continued to fail for an extended period of time. Failed auctions may adversely affect the liquidity and price of auction rate securities. Although some issuers have redeemed such securities, the issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Funds’ investments in auction rate securities at a time when the Funds wish to dispose of such securities. Moreover, between auctions, there may be no active secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller.
Bank Loan Risk – Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.
There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause a Fund to lose income or principal on a particular investment, which in turn could affect a Fund’s returns. In addition, bank loans may take longer than seven days to settle, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders. Additionally, in certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as a Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself and common law fraud protections under applicable state law.
Delayed Funding Loans and Revolving Credit Facilities Risk – Delayed funding loans and revolving credit facilities are borrowings in which a Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including credit, interest rate and illiquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet the Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments.
Concentration Risk – A Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment to the extent that its investments are concentrated. A Fund’s concentration in these companies may present more risks than if the Fund were broadly
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diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Derivatives Risk (including Options, Futures and Swaps) – A Fund may invest in financial derivative instruments and/or utilize techniques and instruments for hedging and/or investment purposes, efficient portfolio management and/or to manage foreign exchange risks, or for other purposes, as set out below. Derivatives are financial instruments, whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500® Index or the prime lending rate or other reference asset).
Derivatives include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes.
Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures and options on futures are exchange-traded contracts that enable a Fund to hedge against or speculate on future changes in currency values, interest rates, stock indexes, or other reference assets. Futures obligate a Fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. Futures contracts are traded through regulated exchanges and are “marked to market” daily.
Forward contracts are obligations to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.
Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period or the right to a cash-settlement payment. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.
A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities. Non-deliverable forwards are prevalent in some countries where forward contract trading has been banned or constrained by the government.
A swap is an agreement between two parties to exchange the proceeds of certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. Interest rate swaps involve the exchange by a Fund with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. An inflation swap is a transaction whereby one party can transfer inflation risk to a counterparty in exchange for a fixed payment. Inflation swaps may be used to hedge inflation risk or speculatively to take a view on expected inflation. A Fund may take long or short positions with respect to inflation. A Fund may experience losses if inflation moves in the opposite direction anticipated by the Adviser. A Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement.
Warrants are securities that give the holder the right, but not the obligation, to purchase securities from an issuer at a fixed price within a certain time frame. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate), a single security, basket of securities, indices (such as the S&P 500® Index) and commodities. Structured notes are securities for which the amount of principal repayments and/or interest
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payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate), a single security, basket of securities, indices (such as the S&P 500® Index) and commodities.
Derivatives may be used for a wide variety of purposes, including, but not limited to, the following:

(i) to manage a Fund’s interest rate, credit and currency exposure;
(ii) as a substitute for taking a position in the underlying asset (where a Fund’s Adviser or Sub-adviser, as the case may be, believes that a derivative exposure to the underlying asset represents better value than a direct exposure);
(iii) to gain an exposure to the composition and performance of a particular index; and
(iv) to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

In addition to the use of financial derivatives instruments, a Fund may also employ other techniques for efficient portfolio management, such as reverse repurchase transactions.
Without limiting the generality of the foregoing, a Fund’s Adviser or Sub-adviser may alter the currency exposure of the Fund, solely through the use of derivative contracts (without buying or selling underlying transferable securities or currencies). The base currency of each Fund is U.S. Dollars. Performance may be strongly influenced by movements in currency rates because a Fund may have exposure to a particular currency that is different from the value of the securities denominated in that currency held by the Fund. Furthermore, a Fund’s portfolio may be fully or partially hedged back to the base currency if, in the opinion of the Fund’s adviser or sub-adviser, this is believed to be appropriate.
Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. Fixed income derivatives are subject to interest rate risk. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

●	the other party to the derivatives contract may fail to fulfill its obligations;

●	their use may reduce liquidity or present mispricing or valuation complexity and make a Fund harder to value, especially in declining markets;

●	a Fund may need to sell portfolio securities at an inopportune time to satisfy margin or payment obligations under derivatives transactions;

●	a Fund may suffer disproportionately heavy losses relative to the amount invested; and

●	changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Regulatory Risk – The derivatives markets are heavily regulated in the United States and in other jurisdictions. The regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance. Changes in regulation relating to a Fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.
Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2022.
In addition, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.
In October 2020, the SEC adopted new regulations applicable to a Fund’s use of derivatives, short sales, reverse repurchase agreements, and certain other transactions that will, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, Funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of the new rule. The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value. The SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments effective when a Fund complies with the new rule. Compliance with the new rule became required on August 19, 2022.
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The U.S. Commodity Futures Trading Commission (the “CFTC”) and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Adviser will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing a Fund, and the limits may constrain the ability of a Fund to use such contracts.
Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.
Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.
Correlation Risk – A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.
Counterparty Risk – Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject both to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.
The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed-upon payment stream. If there is a default by a counterparty in a swap transaction, a Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any, the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund may have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.
Regulations requiring clearing of certain swaps and posting and collection of margin for uncleared swaps will reduce, but not eliminate counterparty risk.
Dividend Strategy Risk – There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
A Fund may hold securities for short periods of time related to the dividend payment periods for those securities and may experience loss during these periods. There is the possibility that the anticipated acceleration of dividend could not occur.
Emerging Markets Risk – The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Emerging market securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Emerging market countries may be dependent on the economies of certain key trading partners, and a reduction in spending on products and services or changes in those economies or their relationships with countries in those regions may cause an adverse impact on the
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regional economy. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets, as well as political uncertainty, corruption, military intervention, social unrest or natural disasters. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. For these and other reasons, investments in emerging markets are often considered speculative. A Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.
China Risk. In addition to the risks discussed above under “Emerging Markets Risk,” as well as the risks described below under “Foreign Securities Risk,” investing in China presents additional risks. Concentrating investments in China and Hong Kong may make a Fund significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration.
The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. In particular, the current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Recent developments in relations between the U.S. and China have raised concerns regarding trade restrictions between the two countries, which could negatively impact a Fund. It is currently impossible to predict whether further restrictions will be placed on trade between China and the U.S.
Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has, at times, experienced considerable volatility and has historically been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.
A Fund may gain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs“). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law, or that the Chinese government may cease to tolerate VIEs at any time or impose new restrictions on the structure. If these risks materialize, the value of a Fund’s investments in VIEs could be adversely affected and a Fund could incur significant losses with no recourse available.
VIE structures, and investments in China in general, could also face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (“PCAOB”) or other regulators. Under the Holding Foreign Companies Accountable Act (“HFCAA”), if the PCAOB determines that authorities in China have obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. If these risks materialize, the value of investments in VIEs, and investments in China in general, could be adversely affected and a fund could incur significant losses with no recourse available.
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Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities (described below under “ – Direct China Securities”). For a more detailed analysis and explanation of the specific risks of investing in China, please see “Emerging Markets Securities – Investing in China” in the SAI.
Direct China Securities. Historically, direct investments in foreign investments in stocks, bonds and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments approved by the Chinese regulators (collectively referred to as “China Securities”) were not eligible for investment by non-Chinese investors. aAL has been granted a qualified foreign institutional investor license and a renminbi qualified foreign institutional investor license, which allow aAL to invest in China Securities for its clients. aAL is authorized to invest in China Securities for all of its clients only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”) under each license (the “Quotas”). The provisions regarding such Quotas may be subject to change with little or notice given by SAFE. The China A Fund invests in China Securities directly, together with other aAL clients, subject to the Quotas granted to aAL.
The QFII Quota is measured by aAL’s investments across all accounts that it manages that are invested in China Securities using the QFII Quota. The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied. Net realized profits may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. SAFE retains its power to exercise macro prudential supervision over the repatriation of capital by QFIIs, based on China’s financial situation, FX market supply and demand and international balance of payment position. Chinese authorities could change the regulations applicable to QFIIs at any time.
Where the China A Fund is invested through aAL’s RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time (“RQFII Regulations”). Currently, there is no regulatory prior approval requirement for repatriation of funds from aAL’s RQFII Quota but net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. There is no certainty that additional regulatory restrictions will not be imposed on the repatriation of funds in the future. The RQFII license and the RQFII Regulations governing investments by RQFIIs in China may be changed with little or no notice. The CSRC and SAFE have been given wide discretions in the RQFII Regulations and there is no precedent as to how these discretions might be exercised. At this stage of development, the RQFII Regulations may be subject to further revisions; there is no assurance whether such revisions will prejudice the RQFII, or whether aAL’s RQFII quota, which is subject to review from time to time by CSRC and SAFE, may be removed substantially or entirely. CSRC and/or SAFE may have power in the future to impose new restrictions or conditions on or terminate aAL’s RQFII license, which may adversely affect the Fund and its shareholders. It is not possible to predict how such changes would affect the Fund.
Although China’s laws permit the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder. The Fund has been advised that, as a matter of Chinese law, the assets belong to the relevant client and not the QFII license holder. There is a risk that creditors of aAL may assert that aAL is the legal owner of the securities and other assets in the accounts. Nonetheless, if a court upholds a creditor’s assertion that the assets held under the QFII Quota belong to aAL as license holder, then creditors of aAL could seek payment from the China Securities held under the QFII Quota. For more information, please see “Investing in China” in the SAI.
Stock Connect. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China (“PRC”).
In recent years, non-Chinese investors, including the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs.
China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). China A shares through the Stock Connect Programs are held by third party securities settlement systems in Hong Kong (Hong Kong Securities Clearing Company (“HKSCC”)) and the PRC (“ChinaClear”) where they are mixed with other investors’ assets and may be subject to lower safekeeping, segregation and record keeping requirements than investments held domestically. It is considered unlikely that ChinaClear will become insolvent but, if it does so, HKSCC is likely to seek to recover any outstanding China A shares from ChinaClear through available legal channels but it is not obligated to do so. If HKSCC does not enforce claims against ChinaClear these funds may not be able to recover their China A shares. China A shares traded through Stock Connect are uncertificated and are held in the name of HKSCC or its nominee. PRC law may not recognize the beneficial ownership of the China A shares by these funds and, in the event of a default of ChinaClear, it may not be possible for the China A shares held by these funds to be recovered.
Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded
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(although the Funds will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk and regulations that are relatively untested and subject to change. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Funds may not be able to acquire or dispose of China A Shares through Stock Connect in a timely manner, which could adversely affect the Funds’ performance.
India. Political, economic, social and other factors in India may adversely affect a Fund’s performance. An emerging market such as India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and a Fund, market conditions, and prices and yields of securities in a Fund’s portfolio.
Further, the economies of developing countries such as India generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The Indian economy also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.
There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to a Fund.
The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause the Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments. In addition, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.
A high proportion of the shares of many Indian issuers are held by a limited number of persons, which may limit the number of shares available for investment by a Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.
Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a Fund’s investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund’s ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a Fund to repatriate their income and capital.
Indian stock exchanges have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes
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have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of a Fund’s shares of common stock and the price at which those shares trade.
There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information. Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights may differ from those that may apply in other jurisdictions. Stockholders’ rights under Indian law may not be as extensive as those that exist under the laws of the United States. A Fund may therefore have more difficulty asserting its rights as a stockholder of an Indian company in which it invests than it would as a stockholder of a comparable American company. A Fund may also have difficulty enforcing foreign judgments against Indian companies or their management.
Taiwan. Including risks associated with investing in emerging markets, a Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.
Equity-Linked Notes – The China A Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked security(ies). If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies). Equity-linked notes involve further risks associated with:

●	purchases and sales of notes, including the possibility that exchange rate fluctuations may negatively affect the value of a note and

●	the credit quality of the note’s issuer.

Equity-linked notes are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of equity-linked notes refer only to the issuer’s creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.
Equity Securities Risk – Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of a Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests. Equity securities may be subject to increased risk during periods of economic or market uncertainty or difficulty. Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.
Exchange-Traded Fund Risk – To the extent that a Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.
Fixed Income Securities Risk – Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield
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securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the SAI. Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity.
Fixed income securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.
Call and Redemption Risk. Some bonds allow the issuer to call a bond for redemption before it matures. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other less favorable features.
Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and/ or interest payments when due and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, or the market’s perception of an issuer’s creditworthiness may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities. The nature of the market may make valuations difficult or unreliable. Moreover, in a rising interest rate environment, the risk that an issuer or guarantor may default on its obligations is heightened.
The credit quality and liquidity of the Fund’s investments in municipal obligations, if any, and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.
Prepayment Risk. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.
In addition, changes in prepayment levels can change the value and increase the volatility of prices and yields on mortgage- and asset-backed securities. If the Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.
Extension Risk. Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.
Inflation Risk. Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation. The income produced by these securities is worth less when prices for goods and services rise. To compensate for this loss of purchasing power, the securities trade at lower prices. Inflation also reduces the purchasing power of any income you receive from the Fund.
Interest Rate Risk. Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
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A Fund with a shorter duration will generally earn less income and, during periods of declining interest rates, may provide lower total returns than funds with longer durations. A Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.
Foreign Currency Exposure Risk – Funds that invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact a Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Not all Funds hedge currency risk. In addition, the Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of a Fund’s hedge. Certain Funds may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to the U.S. Dollar or to other currencies in which a Fund’s holdings are denominated (see “Non-Hedging Foreign Currency Trading Risk” for more detail). Losses on such transactions may not be offset by gains from other Fund assets.
A Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.
To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.
Foreign Securities Risk – The Funds use various criteria to determine to which country or countries the securities in which the Funds invest are economically tied. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by a Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer’s securities held by a Fund are significantly impacted by non-U.S. activities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

●
political and economic changes and/or instability, including adverse consequences stemming from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions;

●	the impact of currency exchange rate fluctuations;

●	reduced information about issuers;

●	higher transaction costs;

●	less stringent regulatory and accounting standards; and

●	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. The risks of investing in foreign securities are increased in connection with investments in emerging markets. See “Emerging Markets Risk” above.
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Frontier Markets Risk - The risks associated with investments in frontier market countries include all the risks described above for investments in “Foreign Securities” and “Emerging Markets Securities,” although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.
High-Yield Bonds and Other Lower-Rated Securities Risk – A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities. A Fund’s investments in lower-rated securities may involve the following specific risks:

●	greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

●	wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

●	greater risk of loss due to declining credit quality.

A Fund may incur expenses to the extent necessary to seek recovery upon issuer default or to negotiate new terms with a defaulting issuer.
Illiquid Securities Risk – Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset.
A Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and conditions.
Securities that lack liquidity may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
Impact Investing Risk – In implementing the Fund’s ESG investment strategy, the Adviser may select or exclude securities of issuers in certain industries, sectors, regions or countries for reasons other than the issuer’s investment performance. For this reason, the Fund may underperform other funds that do not implement an ESG strategy. ESG investing is qualitative and subjective by nature. In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions. The definition of “impact investing” will vary according to an investor’s beliefs and values. There is no guarantee that the Adviser’s definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.
Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.
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Infrastructure-Related Investment – Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.
Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the level of government spending on infrastructure projects, and other factors. The stock prices of transportation companies may be affected by supply and demand for their specific product, government regulation, world events and economic conditions. The profitability of energy companies is related to worldwide energy prices, exploration, and production spending. Utilities companies face intense competition, which may have an adverse effect on their profit margins, and the rates charged by regulated utility companies are subject to review and limitation by governmental regulatory commissions.
Interest Rate Risk – Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Investment-Grade Debt Securities – Investment-grade debt securities are debt securities rated within the highest grades (AAA/Aaa through BBB-/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

●	corporate earnings;

●	production;

●	management;

●	sales; and

●	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
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Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and interest rate hikes. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.
Municipal Securities Risk – Municipal securities are subject to various risks, including the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Additional risks include:
Municipal Bond Tax Risk – Investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable, and a Fund’s dividends with respect to that bond might be subject to federal income tax. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from a Fund by increasing taxes on that income. In such event, the net asset value of a Fund investing in municipal bonds could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax-exempt status of municipal bonds could also result in significant shareholder redemptions of a Fund’s shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, a Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.
Municipal Market Volatility and Illiquidity Risk – The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds at the prices without the sale significantly changing the market value of the bonds. If a Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.
Municipal Sector Risk – While the Funds do not invest more than 25% of their total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, a Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.
General Obligation Bonds Risks – The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
Revenue Bonds Risks – Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
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Private Activity Bonds Risks – Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its principal back from the investment.
Moral Obligation Bonds Risks – Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
Municipal Notes Risks – Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, municipal notes may not be fully repaid and the Fund may lose money.
Municipal Lease Obligations Risks – In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
State-Specific Risk -  A Fund may from time to time invest a substantial amount of its total assets in municipal securities of issuers in one or more states and, therefore, is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing a substantial amount of its total assets in one or more states means that a Fund is more susceptible to the economic, market, political, regulatory or other occurrences that affect the issuers in those states. The particular states in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times.
California State-Specific Risk –  To the extent the Fund invests a substantial amount of its assets in California municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.
Mississippi State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Mississippi municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Mississippi issuers to pay interest or repay principal.
New York State-Specific Risk –  To the extent the Fund invests a substantial amount of its assets in New York municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.
Pennsylvania State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Pennsylvania municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Pennsylvania issuers to pay interest or repay principal.
Texas State-Specific Risk – To the extent the Fund invests a substantial amount of its assets in Texas municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Texas issuers to pay interest or repay principal.
Non-Diversified Fund Risk – Certain Funds are subject to non-diversified fund risk because they may invest a greater percentage of their total assets in the securities of a single issuer compared to diversified funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s performance.
Non-Hedging Foreign Currency Trading Risk – Certain Funds may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to a Fund.
Other Investment Companies Risk – Investments in securities of other investment companies are subject to the risks that apply to the other investment companies’ strategies and portfolio holdings. The success of the Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objectives. In addition, investments in exchange-traded funds (“ETFs”) and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share, or may not have an active trading market available. The Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested and may be higher or lower depending on the allocation of the Fund’s assets among the investment companies and the actual expenses of the investment companies.
Portfolio Turnover Risk – A Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of a Fund to effect short sales of securities and to engage in transactions in options and futures,
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may have the effect of increasing the annual rate of portfolio turnover of the Fund. A high portfolio turnover rate will result in greater brokerage and transaction costs for the Fund. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.
Private Placements and Other Restricted Securities Risk – Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).
Private placements may offer attractive opportunities for investment not otherwise available on the open market. Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.
Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.
Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid securities.
Qualified Dividend Tax Risk – With respect to the Dynamic Dividend Fund, no assurance can be given as to what percentage of the distributions paid on shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which a Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, a Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of a Fund.
REIT and Real Estate Risk – Investment in REITs and securities of companies in the real estate industry involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risk factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; and (viii) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.
There are also special risks associated with particular sectors of real estate investments:
Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.
Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.
Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.
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Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.
Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.
Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.
Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.
Other factors may contribute to the risk of real estate investments:
Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which a Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.
Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, a Fund’s investment performance may be adversely affected.
Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.
Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.
Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.
REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”). It is possible that a Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company. See “REITS” below.
Financing Issues. Financial institutions in which a Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the
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profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.
REITS – Investments in REITs will subject a Fund to, first, the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values, as described above. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the long-term capital gains character of such gains earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their share of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in a Fund’s shares, such shareholder will generally recognize capital gain.
Sector Risk – To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. As disclosed under “Principal Risks” in the Summary section for the applicable Fund, certain Funds have a significant portion of their assets invested in securities in, and are therefore subject to the risks of, the sectors described below.
Consumer Staples Sector Risk. To the extent that the consumer staples sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Companies in the consumer staples sector are subject to government regulation that may affect their products and which may negatively impact their performance. Performance of companies in the consumer staples sector may be adversely impacted by many factors, including, among others, changes in the global economy and global events, consumer spending, competition, demographics, and consumer preferences.
Healthcare Sector Risk. To the extent that the healthcare sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Healthcare-related companies may be smaller and less seasoned than companies in other sectors, and performance of companies in the healthcare sector may be adversely impacted by many factors, including, among others, government regulation. restrictions on government reimbursement for medical expenses, changes to the costs of medical products and services, pricing pressure, increased emphasis on outpatient services, a limited number of products, industry innovation, changes in technologies, and other market developments. Many healthcare-related companies are dependent on patent protection, and, therefore, the expiration of patents may adversely affect the profitability of healthcare-related companies.
Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
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Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Utilities Sector Risk. To the extent that the utilities sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the utilities sector may be adversely impacted by many factors, including, among others, general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, resource conservation and depletion, man-made or natural disasters, geopolitical events, and environmental, and other government regulations. The value of securities issued by companies in the utilities sector may be negatively impacted by changes in exchange rates, competition, conservation of energy, and government limitations on rates charged. While rate changes of regulated utilities usually vary in approximate correlation with financing costs, utility rate changes typically only happen following a delay after the changes in financing costs due to political and regulatory factors. Deregulation may eliminate restrictions on the profits of certain utility companies, but may also expose these companies to an increased risk of loss, especially through increased competition and diversification into new geographic regions and lines of business. Current and future regulations and legislation could make it more difficult for utility companies to operate profitably.
Small-Cap Securities Risk – In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors. These risks may be exacerbated for micro-cap securities.
Sovereign Debt Risk – Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by a Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. A Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly. The following describes principal risk factors to which investments in sovereign debt are subject:
Economic Risk. The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
Political Risk. The risks associated with the general political and social environment of instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
Repayment Risk. A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt services as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
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Sustainable Investing Risk – A Fund’s Sustainable Leaders strategies could cause it to perform differently compared to funds that do not have such strategy. ESG considerations may be linked to long-term rather than short-term returns. The criteria related to the Fund’s Sustainable Leaders strategy, including the exclusion of securities of companies that engage in certain business activities, may result in the Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. In evaluating an issuer, the Adviser utilizes information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, which could cause the Adviser to incorrectly assess an issuer’s business practices with respect to the environment, social responsibility and corporate governance.
Temporary Investments – Generally, each Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:

●	short-term U.S. Government securities;

●	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

●	prime quality commercial paper;

●	repurchase agreements covering any of the securities in which the Fund may invest directly; and

●	shares of money market funds.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
With respect to the Dynamic Dividend Fund, during times of adverse market, economic, political or other conditions, the Fund may hold certain securities for less than 61 days and, as a result, shareholders may be unable to take advantage of the reduced U.S. federal income tax rates applicable to any qualifying dividends otherwise attributable to such securities.
Before, during and after a closure of the Shanghai and Shenzhen markets for five consecutive business days or longer, which typically occurs twice per year during national holidays in China, the China A Fund may temporarily reduce its allocation to China A Shares in favor of temporary investments noted above or make a corresponding increase in the Fund’s allocation to “H Shares” if the Adviser believes the extended closures of the Shanghai and Shenzhen exchanges will adversely impact the Fund. H Shares are a different share class than China A Shares of companies that are dually listed in mainland China and Hong Kong, and which are traded on the Hong Kong exchange. During these periods, the China A Fund’s replacement of a portion of its China A Shares allocation with H Shares may temporarily prevent the China A Fund from meeting its policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of companies that issue China A Shares. While H Shares are generally expected to perform similarly to China A Shares issued by the same company, performance can sometimes vary dramatically due to varying investor sentiments and demands in the different mainland China versus Hong Kong markets.
In addition, pending investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act. For information about the risks of investing in derivatives and other investment companies, please see “Derivatives Risk”, “Exchange-Traded Fund Risk” and “Other Investment Companies Risk” above and “Derivatives Risk” and “Securities of Investment Companies” in the SAI.
Tender Option Bonds Risk – Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating-rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating-rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment grade. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Funds to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Funds invest in tender option bonds, it is also exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.
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Tobacco Related Bonds Risk – In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.
The MSA settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.
U.S. Government Securities Risk – Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guarantee the net asset value of a Fund’s shares. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as the timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity may be adversely affected. U.S. Government obligations are ordinarily viewed as having minimal or no credit risk, but are still subject to interest rate risk.
In 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. The effect that this conservatorship may have on these companies’ debt and equity securities is unclear. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. While the FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC, doing so would adversely affect holders of their mortgage backed securities. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. In addition, holders of mortgage-backed securities issued by FNMA or FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. The Federal Government continues to review issues concerning the role of these agencies in the U.S. housing market.
Valuation Risk – The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.
Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell that Fund’s shares.
Variable and Floating Rate Securities Risk – A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective benchmark, such as the yield on the 90–day U.S. Treasury Bill rate, and may change as often as daily. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the
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Fund Details
interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”). Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.
Yield Risk – The amount of income received by a Fund on fixed income securities will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low, the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.
The SAI contains more information on the Funds’ investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.
Other Information
Commodity Pool Operator Status and/or Exclusion – CFTC regulations subject registered investment companies and/ or their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests.
For all of the Funds, the Adviser has claimed an exclusion from the definition of commodity pool operator under CFTC Rule 4.5 with respect to each Fund, and therefore such Funds and the Adviser (with respect to such Funds) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules. The Adviser has to reaffirm annually its eligibility for this exclusion. The Adviser intends to continue to operate each such Fund in a manner to maintain its exclusion under CFTC Rule 4.5.
Portfolio Holdings Disclosure – Each Fund posts on the Trust’s internet site, https://www.abrdn.com/us/literature, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and 15 business days after the end of the previous month for fixed income funds. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.
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Fund Management
Investment Adviser
abrdn Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.
The Adviser is a wholly-owned subsidiary of abrdn (Holdings) PLC, which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. abrdn (Holdings) PLC is a wholly-owned subsidiary of abrdn plc (“abrdn”), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. abrdn plc, combined with its subsidiaries and affiliates, manages approximately $463 billion in assets as of December 31, 2024. abrdn provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.
In rendering investment advisory services, the Adviser, and Sub-advisers described below, may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the abrdn plc affiliates, including the Funds, as associated persons of the Adviser or Sub-adviser. No remuneration is paid by the Funds with regards to the MOU.
Sub-advisers
abrdn China A Share Equity Fund, abrdn Dynamic Dividend Fund, abrdn Emerging Markets ex-China Fund, abrdn Emerging Markets Fund, abrdn Focused Emerging Markets ex-China Fund, abrdn Global Infrastructure Fund, abrdn Infrastructure Debt Fund, abrdn International Small Cap Fund and abrdn Real Estate Fund abrdn Investments Limited (“aIL”), a Scottish Company, and abrdn Asia Limited (“aAL” and together with aIL, the “Sub-advisers”), a Singapore corporation, serve as Sub-advisers to the above-listed Funds, as applicable. aIL’s registered office is located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. aAL’s principal place of business is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. aIL is responsible for the day-to-day management of each of the Dynamic Dividend Fund, Emerging Markets ex-China Fund, Focused Emerging Markets ex-China Fund, Global Infrastructure Fund, Infrastructure Debt Fund and International Small Cap Fund and manages a portion of the assets of the Real Estate Fund. aAL is responsible for the day-to-day management of the China A Fund. aIL and aAL are responsible for the day-to-day management of the Emerging Markets Fund. To the extent that aIL or aAL do not have management over a specific portion of a Fund’s assets, aIL and aAL will assist the Adviser with oversight for the Fund. When a portfolio management team from aIL or aAL is allocated a specific portion of a Fund’s assets to manage, it will receive a fee from the Adviser for its investment management services. aIL and aAL are both affiliates of the Adviser and wholly owned by abrdn plc.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements for the Funds is available in the Funds’ Form N-CSR for the period ended October 31, 2024.
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Fund Management
Management Fees
Each Fund pays the Adviser a management fee based on its average daily net assets. With respect to each Fund that has a Sub-adviser(s), the Adviser pays the Sub-adviser(s) from the management fee it receives.
The total annual advisory fees each Fund pays the Adviser (as a percentage of its average daily net assets) are set forth in the following table. The actual management fee rate paid by each Fund for the fiscal year ended October 31, 2024 disclosed below takes into account the expense limitation that was in effect for the Fund during the year.

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2024
abrdn U.S. Small Cap Equity Fund
On assets up to $100 million	0.95%	0.71%(1)
On assets of $100 million and more	0.80%

abrdn U.S. Sustainable Leaders Fund
On assets up to $500 million	0.70%	0.67%(2)
On assets of $500 million up to $2 billion	0.65%
On assets of $2 billion and more	0.60%

abrdn China A Share Equity Fund
On assets up to $500 million	0.85%	0.00%
On assets of $500 million up to $2 billion	0.80%
On assets of $2 billion and more	0.75%

abrdn Emerging Markets ex-China Fund
On assets up to $500 million	0.75%	0.37%(3)
On assets of $500 million up to $2 billion	0.73%
On assets of $2 billion and more	0.70%

abrdn Emerging Markets Fund
On all assets	0.90%	0.82%

abrdn Infrastructure Debt Fund
On assets up to $500 million	0.50%	0.00%
On assets of $500 million up to $1 billion	0.475%
On assets of $1 billion and more	0.45%

abrdn International Small Cap Fund
On assets up to $100 million	0.85%	0.56%
On assets of $100 million and more	0.75%

abrdn Intermediate Municipal Income Fund
On assets up to $250 million	0.425%	0.00%
On assets of $250 million up to $1 billion	0.375%
On assets of $1 billion and more	0.355%

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Fund Management

abrdn Dynamic Dividend Fund
On assets up to $250 million	1.00%	0.82%
On assets of $250 million and more	0.95%

abrdn Global Infrastructure Fund
On assets up to $250 million	0.75%	0.41%(4)
On assets of $250 million up to $750 million	0.70%
On assets of $750 million up to $1 billion	0.65%
On assets of $1 billion and more	0.55%

abrdn Short Duration High Yield Municipal Fund
On assets up to $250 million	0.55%	0.29%(5)
On assets of $250 million and more	0.50%

abrdn Real Estate Fund
On all assets	0.80%	0.48%(6)

abrdn Ultra Short Municipal Income Fund
On all assets	0.40%	0.19%(7)

abrdn Focused Emerging Markets ex-China Fund
On assets up to $500 million	0.75%	0.26%
On assets of $500 million up to $2 billion	0.73%
On assets of $2 billion and more	0.70%

abrdn High Income Opportunities Fund
On assets up to $500 million	0.55%	0.22%
On assets of $500 million up to $1 billion	0.525%
On assets of $1 billion and more	0.50%

(1)	Prior to February 28, 2025, the expense limitation was 0.99%.
(2)	Prior to February 29, 2024, the management fee rate for the Fund was 0.75% on assets up to $500 million, 0.70% on assets of $500 million up to $2 billion and 0.65% on assets of $2 billion and more.
(3)	Prior to February 28, 2025, the management fee rate for the Fund was 0.80% on assets up to $500 million, 0.75% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more, and the expense limitation was 0.99%. Prior to February 29, 2024, the management fee rate for the Fund was 0.90% on assets up to $500 million, 0.85% on assets of $500 million up to $2 billion and 0.80% on assets of $2 billion and more, and the expense limitation was 1.10%.
(4)	Prior to February 29, 2024, the management fee rate for the Fund was 0.85% on assets up to $250 million, 0.80% on assets of $250 million up to $750 million, 0.75% on assets of $750 million up to $1 billion and 0.65% on assets of $1 billion and more.
(5)	Prior to February 29, 2024, the management fee rate for the Fund was 0.65% on assets up to $250 million and 0.60% on assets of $250 million and more.
(6)	Prior to February 29, 2024, the management fee rate for the Fund was 1.00% on assets up to $250 million, 0.95% on assets of $250 million up to $750 million, 0.90% on assets of $750 million up to $1 billion and 0.80% on assets of $1 billion and more, and the expense limitation was 1.25% for Class A shares and 1.00% for Institutional Class shares.
(7)	Prior to February 29, 2024, the management fee rate for the Fund was 0.50% on assets up to $2.5 billion and 0.45% on assets of $2.5 billion and more.
The Adviser has entered into a written expense limitation agreement dated February 28, 2017 with the Trust on behalf of the Funds listed in the table below through February 28, 2026. The expense limitations exclude taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees, transfer agent out of pocket expenses for Class A, Class R and Institutional Service Class shares and extraordinary expenses. Pursuant to such expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Fund as follows:
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Name of Fund	ExpenseLimitation
abrdn China A Share Equity Fund	0.99%
abrdn Emerging Markets Fund	1.10%
abrdn Emerging Markets ex-China Fund	0.90%
abrdn Infrastructure Debt Fund	0.65%
abrdn Intermediate Municipal Income Fund	0.50%
abrdn International Small Cap Fund	0.99%
abrdn U.S. Small Cap Equity Fund	0.95%
abrdn U.S. Sustainable Leaders Fund	0.90%

The Adviser has entered through February 28, 2026, into a separate written expense limitation agreement dated March 6, 2018 with the Trust on behalf of the Funds listed in the table below. The expense limitations exclude interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses. Pursuant to the expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Funds as follows:

Name of Fund/Class	Class	Expense Limitation
abrdn Dynamic Dividend Fund	Institutional	1.25%
	Class A	1.50%
abrdn Global Infrastructure Fund	Institutional	0.99%
	Class A	1.24%
abrdn Real Estate Fund	Institutional	0.99%
	Class A	1.24%
abrdn Short Duration High Yield Municipal Fund	Institutional	0.65%
	Class A	0.90%
	Class C	1.65%
abrdn Ultra Short Municipal Income Fund	Institutional	0.45%
	Class A	0.70%
	Class A1	0.70%

The Adviser has entered into a written expense limitation agreement dated June 16, 2021 with the Trust on behalf of the Funds listed in the table below through February 28, 2026. The expense limitation excludes taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees for Class A shares and extraordinary expenses. Pursuant to such expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Funds as follows:

Name of Fund	ExpenseLimitation
abrdn Focused Emerging Markets ex-China Fund	0.90%
abrdn High Income Opportunities Fund	0.70%

Under certain circumstances, the Adviser may recoup amounts reimbursed under the expense limitation agreements. Please refer to “Fees and Expenses of the Fund” in the “Fund Summaries” section of this Prospectus for more information regarding the expense limitation agreements.
In addition to any contractual expense limitation for the abrdn Ultra Short Municipal Income Fund, in order to maintain a positive yield with respect each of the Fund’s classes, the Adviser may temporarily pay, waive or absorb the class-specific ordinary operating expenses of one or more of the Fund’s classes. Any such waiver or expense reimbursement is voluntary, not subject to recoupment, and can be discontinued at any time. There is no guarantee that the abrdn Ultra Short Municipal Income Fund, or any of the classes of the Fund, will be able to avoid a negative yield.
Portfolio Management
The Adviser and Sub-adviser generally use a team-based approach for the management of each Fund. Information about the abrdn team members jointly and primarily responsible for managing each Fund is included below.
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Fund Management
abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn International Small Cap Fund, abrdn U.S. Small Cap Equity Fund and abrdn U.S. Sustainable Leaders Fund
Each of the Dynamic Dividend Fund, Global Infrastructure Fund, International Small Cap Fund, Focused U.S. Small Cap Equity Fund, U.S. Small Cap Equity Fund and U.S. Sustainable Leaders Fund is managed by the Developed Markets Equity Team. The Developed Markets Equity Team works in a truly collaborative fashion with portfolio managers, sector analysts and ESG specialists across the team working closely together. The depth and experience across the team globally allows the Adviser and Sub-adviser(s), as applicable, to perform the diligent research required by their process. The experience of senior managers provides the confidence needed to take a long-term view. The named portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds. They are:

Portfolio Manager	Funds

Christopher Colarik, Head of U.S. Smaller Companies
Chris Colarik is the Head of U.S. Smaller Companies responsible for US Small and Smid Cap strategies. Chris joins abrdn after having spent over two decades at Glenmede Investment Management as a portfolio manager on the Small Cap Equity strategy. Prior to joining Glenmede in 1997, he was at Brandywine Asset Management, now Brandywine Global. Chris earned a BS in Economics from the University of Delaware. He is a member of the CFA Institute and the CFA Society of Philadelphia.
abrdn U.S. Small Cap Equity Fund

Scott Eun, Senior Investment Director
Scott Eun is a Senior Investment Director at abrdn responsible for the US Small and Mid-Cap strategies. Scott began his career in management consulting with APM Incorporated in New York before getting his MBA. After business school, Scott began his investment career in venture capital at Atlantic Medical Capital. He then began his public investing career at AIG/SunAmerica Asset Management as a healthcare equity analyst and then moved to mutual fund family, The Dreyfus Corporation. Prior to joining the company in 2007, Scott was at Lehman Brothers Equity Strategies, where he was a co-manager of a long/ short equity fund. Scott has an MBA from The Wharton School of Business, University of Pennsylvania and a BA in Economics from Harvard College.
abrdn U.S. Small Cap Equity Fund

Martin Connaghan, Senior Investment Director
Martin Connaghan is an Investment Director on the Developed Markets Team at abrdn. Martin joined Murray Johnstone in 1998, which was subsequently acquired by Aberdeen Asset Management in 2001. Martin has held a number of roles including Trader and ESG Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London. Martin primarily focuses on global and global income mandates.
abrdn Dynamic Dividend Fund

Kirsty Desson, Investment Director
Kirsty Desson is an Investment Director within the Smaller Companies Team (which sits within the Developed Markets Team) at abrdn. She manages the global small cap strategies and leads discussions on the team’s global small-cap stock selection. Kirsty joined the company in September 2012 after a break from the industry. Prior to that, Kirsty started her career as a graduate at Martin Currie in October 2000. Following a stint on the US Equity desk, she moved to the Asia and Emerging Markets Team as Investment Manager. Kirsty graduated with a MA (Hons) in French from the University of St Andrews and holds the IMC.
abrdn International Small Cap Fund

Josh Duitz, Head of Global Income
Josh Duitz is Head of Global Income at abrdn. Josh joined the company in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager. Previously, Josh worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, Josh worked for Arthur Andersen where he was a senior auditor.
abrdn Dynamic Dividend Fund abrdn Global Infrastructure Fund

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Fund Management

Ruairidh Finlayson, CFA®, Investment Director
Ruairidh Finlayson is an Investment Director on the Developed Markets Team at abrdn. Ruairidh joined the company in 2018 from Polar Capital Partners where he worked as an Equity Analyst for the North America and Global Alpha funds. Previously, Ruairidh worked as an Equity Analyst for Brewin Dolphin after qualifying as a Chartered Accountant with Ernst & Young.
abrdn Dynamic Dividend Fund

Christopher Haimendorf, CFA®, Senior Investment Director
Christopher Haimendorf is a Senior Investment Director on the Developed Markets Team at abrdn. In this role, Chris analyzes current and prospective holdings and assists with the management of client portfolios. Chris brings a wealth of experience to the firm. He moved from the European Equities team where he worked as an Investment Director since 2001, having previously covered UK Equities. Chris joined the company in 1998 after graduating from the University of Cambridge with a BA (Hons) in Natural Sciences (Physiology) and is a CFA charterholder.
abrdn U.S. Sustainable Leaders Fund

Andrew Kohl, Senior Investment Director
Andrew Kohl is a Senior Investment Director at abrdn and is responsible for supporting the North American Income Trust strategy. Andrew joined the company in November 2023 from Triton International where he was Vice President of Corporate Strategy & Investor Relations from 2020 to 2023. Previously, Andrew worked for Alpine Woods Capital Investors as a portfolio manager and equity research analyst. Andrew graduated with a BA in economics from Williams College and an MBA from the MIT Sloan School of Management. Andrew is a CFA charterholder.
abrdn Dynamic Dividend Fund

Joanna McIntyre, CFA®, Investment Director
Joanna is an Investment Director in the Developed Markets Team at abrdn. Joanna joined the company in 2010 on the graduate program from Ernst and Young where she qualified as a Chartered Certified Accountant in 2009. She has worked across several areas of the business including Marketing, Product Development and the Real Estate Investment Specialists before joining the Multi-Asset Investment Specialists in early 2013. In January 2015, Joanna joined the Asia & GEM Equity Team before transferring to the Global Equity Team in April 2018. Joanna graduated with a MA in in Econometrics and Information Technology from University of Szczecin, Poland. Additionally she is a Chartered Certified Accountant, ACCA; holds the Investment Management Certificate and is a CFA® charterholder.
abrdn U.S. Sustainable Leaders Fund

Liam Patel, Investment Manager
Liam is an Investment Manager in the Smaller Companies Team (which sits within the Developed Markets Team) at abrdn. He is responsible for providing research on Asia (ex Japan) and Emerging Market Small and Mid-Caps. Liam joined the Company in November 2020 from Kingfisher plc where he worked in corporate investor relations for one year. Previously he gained 5 years of experience as an Emerging Market Equity Analyst at British Airways Pension Fund where he focused on stock selection across Emerging Markets. Liam has a Master’s (MEng) and Bachelor’s (BEng) in Chemical Engineering, IMC and CFA UK Certificate in ESG Investing.
abrdn International Small Cap Fund

Donal Reynolds, CFA®, Investment Director
Donal is an Investment Director on the Developed Markets Team. Donal joined abrdn in 2006 as an Investment Process Analyst. In 2010, he transferred to the US Equity Team in Boston as Vice President. In 2014, he was promoted to Senior Vice President, Global Equities. Prior to this Donal worked for a number of firms, including BIL-Dexia, ING, JP Morgan and Aegon. Donal graduated with an MA in Chinese Studies and a BSC in Management. Additionally he holds the Investment Management Certificate and is a CFA Charterholder.
abrdn Global Infrastructure Fund

abrdn China A Share Equity Fund, abrdn Emerging Markets Fund, abrdn Emerging Markets ex-China Fund and abrdn Focused Emerging Markets ex-China Fund
132   Fund Management

Fund Management
The China A Fund is managed by the Asia Pacific Equities Team. The Emerging Markets Fund, Emerging Markets ex-China Fund and Focused Emerging Markets ex-China Fund are managed by the Global Emerging Markets Equity Team. Each team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The Adviser and Sub-advisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Sub-advisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.
The Teams are jointly and primarily responsible for the day-to-day management of the Funds (except the individuals based in Hong Kong who serve solely in an advice role), with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds
Pruksa Iamthongthong, CFA®, Senior Investment Director
Pruksa Iamthongthong is Senior Investment Director on the Asian equities team. Pruksa joined the company in 2007. Pruksa graduated with a BA in Business Administration from Chulalongkorn University, Thailand and is a CFA charterholder.
abrdn China A Share Equity Fund

Jim Jiang, Investment Manager
Jim Jiang is an Investment Manager on the Chinese equities team. Jim joined the company in 2018 after graduation. Jim graduated with a BSc in Quantitative Finance from the Hong Kong University of Science and Technology.
abrdn China A Share Equity Fund

Elizabeth Kwik, CFA®, Investment Director
Elizabeth Kwik is an Investment Director on the Chinese equities team. She is responsible for conducting investment research on Chinese companies and managing our Chinese equity portfolios. She joined the company in 2013, based in Hong Kong. Elizabeth graduated with a Bachelor of Science in Economics from the London School of Economics and is a CFA Charterholder.
abrdn China A Share Equity Fund

Nicholas Yeo, CFA®, Director and Head of Equities – China
Nicholas Yeo is Director and Head of Equities - China at abrdn. Nicholas joined the company in 2000 via the acquisition of Murray Johnstone. He was seconded to the London Global Emerging Market team for two years where he covered EMEA and Latin American companies, before returning to the Asian Equities team in Singapore in March 2004. In March 2007, he transferred to Hong Kong to lead Chinese equity research. Nicholas holds a BA (Hons) in Accounting and Finance from The University of Manchester and an MSc in Financial Mathematics from Warwick Business School. Nicholas is a CFA® charterholder.
abrdn China A Share Equity Fund

Devan Kaloo, Global Head of Equities and Head of Global Emerging Markets Equities

Devan Kaloo is Global Head of Equities and Head of Global Emerging Markets Equities for abrdn. Devan joined abrdn in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined abrdn’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Devan graduated with an MA (Hons) in International Relations and Management from the University of St Andrews and has a postgraduate diploma in Investment Analysis from the University of Stirling.
abrdn Emerging Markets ex-China Fund abrdn Emerging Markets Fund abrdn Focused Emerging Markets ex-China Fund

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Fund Management

Portfolio Manager	Funds
Nick Robinson, CFA®, Senior Investment Director
Nick Robinson is a Senior Investment Director on the Global Emerging Markets Equity Team at abrdn. Nick joined the company in 2000 and spent eight years on the North American Equities team, including three years based in the company‘s US offices. In 2008 he joined the Global Emerging Markets Equity team. Nick relocated to São Paulo in 2009 to start abrdn’s operations in Brazil. In 2016 he returned to London. Nick graduated with an MSc in Chemistry from Lincoln College, Oxford and is a CFA charterholder.
abrdn Emerging Markets ex-China Fund abrdn Emerging Markets Fund abrdn Focused Emerging Markets ex-China Fund abrdn Infrastructure Debt Fund
The Infrastructure Debt Fund is managed by the U.S. Municipal Team and Global High Yield Team. The teams work in a truly collaborative fashion. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.
The Teams are jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund, as indicated:

Portfolio Manager	Funds
Jonathan Mondillo, Global Head of Fixed Income
Jonathan Mondillo is Global Head of Fixed Income at abrdn, having previously served as Head of Municipals. He is responsible for overseeing all public and private markets fixed income teams globally, which include DM Credit, EMD, Liquidity & Rates, and Private Credit. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. Jonathan joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were acquired by abrdn. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University.
abrdn Infrastructure Debt Fund

Miguel Laranjeiro, Investment Director
Miguel Laranjeiro is an Investment Director within the Municipals team at abrdn where he is responsible for asset allocation and investment managment decisions for five municipal and infrastructure debt funds, that invest in both investment grade and below investment grade. Miguel’s experience includes municipal credit analysis in the high yield sector as well as high grade tax backed sectors. Miguel joined the company in 2018 from Alpine Woods Capital Investors where he was focused on credit analysis in the Public Finance sector for Alpine’s two municipal mutual funds, which were acquired by abrdn. Previously, Miguel worked for Thomson Reuters as a an analyst focused primarily on Fundamentals Analysis in the Emerging Markets sectors.
abrdn Infrastructure Debt Fund

Matthew Kence, Investment Director
Matthew Kence is an Investment Director at abrdn. He is also responsible for covering U.S. high yield energy companies. Matt joined the company in 2010 from Gannet Welsh & Kotler where he was a Vice President, Credit. Previously, Matt also worked for MFS Investment Management as a high yield analyst. Matt graduated with a BS Mechanical Engineering from Ohio University and received his MBA from the Haas School of Business at the University of California, Berkeley.
abrdn Infrastructure Debt Fund

abrdn Intermediate Municipal Income Fund, abrdn Short Duration High Yield Municipal Fund and abrdn Ultra Short Municipal Income Fund
Each of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund is managed by the U.S. Municipal Team. The U.S. Municipal Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.
134   Fund Management

Fund Management
The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds
Miguel Laranjeiro, Investment Director
Miguel Laranjeiro is an Investment Director within the Municipals team at abrdn where he is responsible for asset allocation and investment managment decisions for five municipal and infrastructure debt funds, that invest in both investment grade and below investment grade. Miguel’s experience includes municipal credit analysis in the high yield sector as well as high grade tax backed sectors. Miguel joined the company in 2018 from Alpine Woods Capital Investors where he was focused on credit analysis in the Public Finance sector for Alpine’s two municipal mutual funds, which were acquired by abrdn. Previously, Miguel worked for Thomson Reuters as a an analyst focused primarily on Fundamentals Analysis in the Emerging Markets sectors.
abrdn Intermediate Municipal Income Fund abrdn Short Duration High Yield Municipal Fund abrdn Ultra Short Municipal Income Fund

Jonathan Mondillo, Global Head of Fixed Income
Jonathan Mondillo is Global Head of Fixed Income at abrdn, having previously served as Head of Municipals. He is responsible for overseeing all public and private markets fixed income teams globally, which include DM Credit, EMD, Liquidity & Rates, and Private Credit. He is further responsible for five municipal bond and infrastructure debt funds that invest in both investment grade and high yield credits. Jonathan joined the firm in 2018 from Alpine Woods Capital Investors, LLC, when two mutual funds he managed were acquired by abrdn. Prior to that, Jonathan worked for Fidelity Capital Markets. Jonathan graduated with a B.S. in Finance from Bentley University.
abrdn Intermediate Municipal Income Fund abrdn Short Duration High Yield Municipal Fund abrdn Ultra Short Municipal Income Fund abrdn High Income Opportunities Fund
The abrdn High Income Opportunities Fund is managed by the Global High Yield Team. The Adviser utilizes a team rather than an individual approach, because it believes the team brings both greater depth and experience to the portfolio management process. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Portfolio Manager	Funds
George Westervelt, CFA®, Head of Global High Yield
George Westervelt is Head of Global High Yield and Head of US High Yield Research. George joined abrdn in 2009 as a Credit Analyst and joined the portfolio management group in 2011. Prior to joining abrdn, George worked at MFS Investment Management in Boston and Citigroup in New York. He earned a BA in English from the University of Vermont and is a CFA charterholder.
abrdn High Income Opportunities Fund

Matthew Kence, Investment Director
Matthew Kence is an Investment Director and at abrdn. He is also responsible for covering US high yield Energy companies. Matt joined the company in 2010 from Gannet Welsh & Kotler where he was a Vice President, Credit. Previously, Matt also worked for MFS Investment Management as a high yield analyst. Matt graduated with a BS Mechanical Engineering from Ohio University and received his MBA from the Haas School of Business at the University of California, Berkeley.
abrdn High Income Opportunities Fund

Fund Management   135

Fund Management

Portfolio Manager	Funds
Steven Logan, Head of European High Yield & Global Leverage
Steven Logan is Head of European High Yield & Global Leverage Loans at abrdn. Steven has been a credit investor for over 30 years, initially working in leveraged finance for The Sumitomo Trust & Banking Co. Ltd, before joining Standard Life Investments in 1999 as a credit analyst. He became Head of European High Yield in 2006 at Scottish Widows Investment Partnership and subsequently also at Aberdeen Asset Management. Steven managed Aberdeen’s Global High Yield business prior to the firm’s merger with Standard Life Investments. In 2020 Steven joined PGIM Fixed Income’s Leveraged Finance team in London. In 2024, Steven returned to abrdn to head up the team. Steven is an ACIB (Associate of the Chartered Institute of Bankers) and holds a BA (Hons) in Banking and Finance from Birmingham City University.
abrdn High Income Opportunities Fund

abrdn Real Estate Fund
The abrdn Real Estate Fund is managed by the Global Real Estate Team. The Global Real Estate Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.
The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of the Fund:

Portfolio Manager	Funds
Jay Carlington, CFA®, Portfolio Manager
Jay Carlington is a Portfolio Manager and is responsible for providing investment recommendations for abrdn’s Listed Real Estate Funds, with primary coverage in North America. Jay joined the company in 2017 from Green Street Advisors in Newport Beach, CA where he was lead analyst covering the U.S. Strip Center REIT Sector. Previously, Jay worked for Credit Suisse in New York as a sell side analyst covering consumer staples and healthcare. Prior to that, Jay worked for Moody’s Investors Service where he rated high-yield credits in the consumer sector. Jay graduated with a BBA in Finance from Pace University in New York City and is a CFA® charterholder. Jay also holds his Series 7 license.
abrdn Real Estate Fund

Svitlana Gubriy, Head of Indirect Real Assets
Svitlana Gubriy is Head of Indirect Real Assets at abrdn. abrdn’s Indirect Real Assets comprises global listed real estate, real estate multi-manager and indirect infrastructure platforms within the wider Real Assets team that manages over $70bn of real estate and infrastructure assets globally. Svitlana is responsible for the team based in Boston, London, Edinburgh, Singapore and Hong Kong manging the indirect real assets’ investments across a number of global and regional mandates. In addition, Svitlana has primary responsibilities for managing investments, identifying new investment opportunities and implementing our strategy for a number listed real estate strategies. Prior to joining the company in 2005, Ms. Gubriy worked in real estate investment banking division of Lehman Brothers in New York. Svitlana graduated with a Diploma with Honours in Applied Mathematics, an MA in Applied Economics and an MBA in Finance and Corporate Accounting. Svitlana also holds the Investment Management Certificate (IMC).
abrdn Real Estate Fund

136   Fund Management

Fund Management

Portfolio Manager	Funds
Bill Pekowitz, REIT Analyst / Portfolio Manager
Bill Pekowitz is a REIT Analyst / Portfolio Manager at abrdn. Bill is responsible for providing research and analysis of the North American real estate market. In this capacity, Bill is responsible for fundamental equity research of listed real estate companies, as well as analysis of underlying property markets across the region. In addition, his responsibilities include making investment recommendations and identifying new investment opportunities for the Funds. Bill has significant investment experience, initially working as an equity analyst for Value Line Inc.’s research department, before joining Prudential Equity Group as an associate analyst for REITs in 2004, and finally working for Cornerstone Real Estate Advisers from 2006 to 2012 as a senior analyst prior to joining Standard Life Investments. Bill graduated with a Bachelor of Science in Business and Economics and has completed Level II of the CFA designation.
abrdn Real Estate Fund

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.
Multi-Manager Structure
The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a sub-adviser (excluding hiring a sub-adviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board of Trustees, but without shareholder approval.
If a new unaffiliated sub-adviser is hired for a Fund, shareholders will receive information about the new sub-adviser within 90 days of the change. The multi-manager structure allows the Funds greater flexibility enabling them to operate more efficiently.
Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing a Fund’s sub-adviser(s) and recommending to the Board of Trustees the hiring, termination or replacement of a sub-adviser. In instances where the Adviser hires a sub-adviser, the Adviser performs the following oversight and evaluation services to a sub-advised Fund:

●	initial due diligence on prospective Fund sub-advisers;

●	monitoring sub-adviser performance, including ongoing analysis and periodic consultations;

●	communicating performance expectations and evaluations to the sub-advisers; and

●	making recommendations to the Board of Trustees regarding renewal, modification or termination of a sub-adviser’s contract.

The Adviser does not currently utilize un-affiliated sub-advisers in reliance on this exemptive order for any of the Funds described in this prospectus. Where the Adviser does recommend sub-adviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the sub-adviser. Although the Adviser monitors the sub-adviser’s performance, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.
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Shares of the Funds have not been registered for sale outside of the United States and its territories.
Share Classes
A Note About Share Classes
The following sections provide more information about the share classes offered by a Fund, as applicable.
An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each Fund are set forth in the Fund Summary.
Choosing a Share Class
When selecting a share class, you should consider the following:

●	which share classes are available to you;

●	how long you expect to own your shares;

●	how much you intend to invest;

●	total costs and expenses associated with a particular share class; and

●	whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs and for which you qualify.
The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.
Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.
Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary. You should review these arrangements with your financial intermediary.
The table below provides a comparison of Class A, Class A1 and Class C shares. Class A and Class C shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. Class A1 shares are available to investors purchasing shares through financial intermediaries who make Class A1 shares available on their brokerage platform. In addition to Class A, A1 and/or Class C, the Funds also offer Class R, Institutional Service Class and/or Institutional Class shares, as applicable. Class R, Institutional Service Class and Institutional Class shares are subject to different eligibility requirements, fees and expenses, may have different minimum investment requirements, and may be entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class A1 or Class C shares. However, an investor transacting in Institutional Class shares or Institutional Service Class shares may be required to pay a commission to a broker that is not described in this prospectus. Contact your broker for more information about the commissions that your broker may charge.
Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine if a Fund and which share class is most appropriate for your situation.
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Comparing Class A, Class A1 and Class C Shares

Class A Shares
Front-end sales charge up to 5.75% (equity funds), 3.00% (Infrastructure Debt Fund and High Income Opportunities Fund), 2.50% (Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund) for Class A Shares
The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.
Contingent deferred sales charge (CDSC) up to 1.00%(1)	Reduction and waivers of sales charges may be available.
Annual service and/or 12b-1 fee of 0.25%	Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share.
Administrative services fee of up to 0.25%	No conversion feature. No maximum investment amount.
Class A1 Shares (for Ultra Short Municipal Fund only)
Front-end sales charge up to 0.50% for Class A1 Shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.
CDSC up to 0.25%(2)	Reduction and waivers of sales charges may be available.
Annual service and/or 12b-1 fee of 0.25%	No conversion feature.
Administrative services fee of up to 0.25%	No maximum investment amount. Only available for purchase through financial intermediaries.
Class C Shares
No front-end sales charge.	No front-end sales charge means your full investment immediately goes toward buying shares.
CDSC of 1.00%(3)	No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.
Annual service and/or 12b-1 fee of 1.00%	Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.
No administrative services fee	Converts to Class A shares after approximately 8 years Maximum investment amount of $1,000,000(4). Larger investments may be rejected.

(1)	Unless you are otherwise eligible to purchase Class A shares without a sales charge, for all Funds, except the Ultra Short Municipal Income Fund, a CDSC of up to 1.00% (up to 0.75% for the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund) will be charged on Class A shares redeemed within 18 months of purchase (12 months for the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund) if you paid no sales charge on the original purchase and a finder’s fee was paid. Class A shares of the Ultra Short Municipal Income Fund are not subject to a CDSC.
(2)	Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a CDSC of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.
(3)	A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months of purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
(4)	This limit was calculated based on a one-year holding period.
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Class A and Class A1 Shares
Front-End Sales Charges For Class A Shares (other than the Infrastructure Debt Fund, High Income Opportunities Fund, Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund)

	Sales Charge as a Percentage of
Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)	Dealer Commissions as Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None **

*	The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.
**	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.
Front-End Sales Charges for Class A Shares of Infrastructure Debt Fund and High Income Opportunities Fund

	Sales Charge as a Percentage of
Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)	Dealer Commissions as Percentage of Offering Price
Less than $100,000	3.00%	3.10%	2.50%
$100,000 up to $250,000	2.50	2.56	2.00
$250,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None **

*	The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.
**	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.
Front-End Sales Charges for Class A Shares of Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund

Sales Charge as a Percentage of
Amount of Purchase	Offering Price*	Net Amount Invested (Approximately)	Dealer Commission as Percentage of Offering Price
Less than $100,000	2.50%	2.56%	2.00%
$100,000 up to $250,000	2.00	2.04	1.75
$250,000 or more	None	None	None **

*	The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.
**	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.
Front-End Sales Charges for Class A1 Shares of Ultra Short Municipal Income Fund

Sales Charge as a Percentage of
Amount of Purchase	Offering Price(1)	Net Amount Invested (Approximately)	Dealer Commission as Percentage of Offering Price
Less than $250,000	0.50%	0.50%	0.50%
$250,000 or more	None	None	None *

*	Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.
(1)	The offering price of Class A1 Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.
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Reduction and Waiver of Class A and Class A1 Sales Charges
If you qualify for a reduction or waiver of Class A or Class A1 sales charges, you must notify Customer Service, your financial intermediary or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A and Class A1 Sales Charges”, “Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 141, 141 and 191, respectively, of the prospectus, and “Reduction of Class A and Class A1 Sales Charges” in the SAI for more information. Information regarding breakpoints is available free of charge by visiting https://www.abrdn.com/us/literature.
Reduction of Class A and Class A1 Sales Charges
Investors may be able to reduce or eliminate front-end sales charges on Class A and Class A1 shares through one or more of these methods:

●	A Larger Investment. The sales charge decreases as the amount of your investment increases.

●
Rights of Accumulation. To qualify for the reduced Class A or Class A1 sales charge that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A, Class A1 or Class C shares in the Trust (each, an “abrdn Fund” and collectively, the “abrdn Funds”) that you currently own or are currently purchasing to the value of your Class A or Class A1 purchase, as applicable.

●
Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

●
Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (at least $100,000 in Class A shares of the Infrastructure Debt Fund, Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund and at least $250,000 in Class A1 shares of the Ultra Short Municipal Income Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A, Class A1 and Class C shares in the abrdn Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A and Class A1 Sales Charges
The following purchasers qualify for a waiver of front-end sales charges on Class A and Class A1 shares:

●	“Retirement Plans”;

○
“Retirement Plans” include 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), defined benefit plans, and other similar employer sponsored retirement and benefit plans.
“Retirement Plans” do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one-person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

●	investment advisory clients of the Adviser’s affiliates;

●	any life insurance company separate account registered as a unit investment trust;

●	directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time;

●	directors, officers, full-time employees and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;

●	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

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●	financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Sales charges are waived on shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
The SAI lists additional information regarding investors eligible for sales charge waivers.
Purchasing Class A and Class A1 Shares Without a Sales Charge
Purchases of $1 million or more of Class A shares (or $250,000 or more of Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund and Class A1 shares of the Ultra Short Municipal Income Fund) have no front-end sales charge. Any purchase of Class A shares of the Ultra Short Municipal Income Fund has no front-end sales charge. You can purchase $1 million or more (or $250,000 or more) in Class A and Class A1 shares in one or more abrdn Funds (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A and Class A1 Shares”).
Other than with respect to the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, a CDSC of up to 1.00% (of up to 0.50% or 1.00%, as described below, for U.S. Small Cap Equity Fund) applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.
For the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund, a CDSC of up to 0.75% (0.25% for Class A1 shares of the Ultra Short Municipal Income Fund) applies to purchases of $250,000 or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 12 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.
The CDSC does not apply:

●	if you are eligible to purchase Class A or Class A1 shares without a sales charge for another reason; or

●	if no finder’s fee was paid; or

●	to shares acquired through reinvestment of dividends or capital gains distributions.

* The Distributor or the Fund’s Adviser may pay a finder’s fee to financial intermediaries who sell Class A shares in purchase amounts of $250,000 or more. For the selling dealer to be eligible for the finder’s fee, the following requirements apply:

●
The purchase can be made in any combination of the funds of the Trust. The amount of the finder’s fee will be determined based on the particular combination of the funds purchased. The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular fund.

●	The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 12 months of purchase.

The finder’s fee rates will equal the CDSC percentages noted below under “Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares”. Finders’ fees are not paid in connection with purchases of Class A shares on certain account types, as described in the section titled “Waiver of Class A Sales Charges”. Investors can consult with their financial advisor who purchased shares on their behalf to confirm whether a finder’s fee was paid in connection with the purchase of such shares.
Class A shares of the Ultra Short Municipal Income Fund are not subject to a CDSC.
Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (other than the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund)

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

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Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund

Amount of Purchase	Amount of CDSC
$250,000 up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

Class A1 Shares of the Ultra Short Municipal Income Fund

Amount of Purchase	Amount of CDSC
$250,000 or more	0.25%

A shareholder may be subject to a CDSC if he or she did not pay an up-front sales charge and redeems Class A shares within 18 months of the date of purchase (within 12 months of the date of purchase for the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund, or with respect to Class A1 of the Ultra Short Municipal Income Fund). Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A, Class A1 and Class C Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A or Class A1 shares for the Funds in this prospectus are described above; however, the CDSC for Class A or Class A1 shares of other Funds of the Trust may be different and are described in their respective prospectuses. If you purchase more than one Fund of the Trust and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Funds purchased and is proportional to the amount you redeem from each Fund.
Waiver of Contingent Deferred Sales Charges – Class A, Class A1 and Class C Shares
The CDSC may be waived on:

●	the redemption of Class A, Class A1 or Class C shares purchased through reinvested dividends or distributions;

●	Class A, Class A1 or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

○
mandatory withdrawals of Class A, Class A1 or Class C shares from traditional IRA accounts after age 72 (73 if you reach 72 after December 31, 2022) and for other required distributions from retirement accounts;

○	redemptions of Class C shares from “Retirement Plans,” as defined on page 171, if no commission was paid by the Adviser on the purchase of the shares being redeemed; and

●	redemptions of Class C shares purchased through financial intermediaries who did not receive advanced sales commission payments.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.
If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may have its own sales charge waiver policies, which could mean that it may not have the capability to waive such sales charges; for more complete information, see “Broker-Defined Sales Charge Waiver Policies” on page 230 of this prospectus.
Class C Shares
Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00% unless you qualify for a waiver; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.
For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay. See “Waiver of Contingent Deferred Sales Charges - Class A, Class A1 and Class C Shares” for a list of situations where a CDSC may be waived.
The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales. Pursuant to financing arrangements with the Fund’s distributor, the Adviser may advance 1.00% of the purchase price of Class C shares, at the time of purchase, to selling brokers, dealers, or other financial intermediaries that have entered into distribution agreements with the distributor. Such advance will be from the Adviser’s own resources. During the period the CDSC is applicable with respect to such
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shares, the Class C Rule 12b-1 fees (as described in the section entitled “Sales Charges and Fees – Distribution and Service Fees”) attributable to those shares will be paid to the Adviser in satisfaction of the advance. If a CDSC is not (or is no longer) applicable with respect to such shares, the Class C Rule 12b-1 fees attributable to those shares will be paid to the selling broker, dealer or other financial intermediary.
Conversion of Class C Shares to Class A Shares
Class C shares of the Funds will automatically convert to Class A shares after 8 years. Conversions of Class C shares to Class A shares will occur during the month following the 8th anniversary of the share purchase date.
All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes. For Class C shares that have been acquired through an exchange from another abrdn Fund, the purchase date is calculated from the date the shares were originally purchased in the other abrdn Fund. When Class C shares that a shareholder acquired through a purchase or exchange convert to Class A shares, any Class C shares that the shareholder acquired through reinvestment of dividends and distributions related to the shares being converted also will convert to Class A shares on a pro rata basis.
Certain financial intermediaries currently do not have the ability to track an individual shareholder’s holding periods and, therefore, may not know how long a shareholder has held Class C shares. If a shareholder holds Class C shares through a financial intermediary in an omnibus account, it is the responsibility of the shareholder or financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or financial intermediary may be required to provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary.
Share Classes Available Only to Institutional Accounts
Certain Funds offer Institutional Service Class and Class R shares. All of the Funds offer Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.
If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.
Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

●	the level of distribution and administrative services the plan requires;

●	the total expenses of the share class; and

●	the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares
Class R shares are available to retirement plans including:

●	401(a) plans;

●	401(k) plans;

●	457 plans;

●	403(b) plans;

●	profit sharing and money purchase pension plans;

●	defined benefit plans;

●	non-qualified deferred compensation plans; and

●
other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.
Class R shares are not available to:

●	institutional non-retirement accounts;

●	traditional and Roth IRAs;

●	Coverdell Education Savings Accounts;

●	SEPs and SAR-SEPs;

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●	SIMPLE IRAs;

●	one-person Keogh plans;

●	individual 403(b) plans; or

●	529 Plan accounts.

Institutional Service Class Shares
Institutional Service Class shares are available for purchase only by the following:

●
retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

●	retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

●
a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

●
registered investment advisers investing on behalf of institutions and high net worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

●	financial intermediaries that have entered into an agreement with the Distributor to offer Institutional Service Class shares through a no-transaction fee platform; or

●	life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares
Institutional Class shares are available for purchase only by the following:

●	funds of funds offered by affiliates of the Funds;

●	independent directors, officers, full-time employees (and their spouses, children or immediate relatives) of the Advisor and its affiliates;

●	retirement plans for which no third-party administrator receives compensation from the Funds;

●
institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

●	rollover individual retirement accounts from such institutional advisory accounts;

●
a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

●
registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

●	financial intermediaries that have entered into an agreement with the Distributor to offer Institutional Class shares through a no-transaction fee platform;

●	high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary; or

●
brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

Sales Charges and Fees
Sales Charges
Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial advisor or other intermediary.
Distribution and Service Fees
Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to Class A, Class A1, Class C and Class R shares, which permits Class A, Class A1, Class C and Class R shares of the Funds (if applicable) to compensate the Funds’ distributor or any other entity approved by the Board of Trustees (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.
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These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class A1, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

Class	As a % of Daily Net Assets
Class A	0.25%
(distribution or service fee)
Class A1	0.25%
(distribution or service fee)
Class C	1.00%
(0.25% service fee)
Class R	0.50%
(0.25% of which will be a distribution fee and 0.25% of which will be a service fee)

Administrative Services Fees/Sub-Transfer Agency Fees
The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board of Trustees. (These fees may be in addition to the Rule 12b-1 fees described above.) Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.
Class A, Class A1, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board of Trustees. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class A1, Class R and Institutional Service Class shares (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2026, a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis); however, many intermediaries do not charge the maximum permitted fee or even a portion thereof. Class C and Institutional Class shares may also pay for the services described above directly and not pursuant to an Administrative Services Plan.
Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.
Revenue Sharing
The Adviser and/or its affiliates (collectively, “abrdn”) may make payments for marketing, promotional or related services provided by broker-dealers, platforms, and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers. The Adviser may also pay and/or reimburse sub-transfer agency fees or portions thereof to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board.
These payments, or a portion of these payments in certain instances, are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.23%, one time ticket charges pertaining to purchases placed through advisory platforms, flat fees or minimum aggregate fees of up to $75,000 annually. These amounts are subject to change at the discretion of abrdn.
Revenue sharing payments are paid from abrdn’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by abrdn, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by abrdn.
In addition to the revenue sharing payments described above, abrdn may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.
The recipients of such payments may include:
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●	the Funds’ distributor and other affiliates of the Adviser;

●	broker-dealers;

●	financial institutions; and

●	other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.
Contact your financial intermediary for details about revenue sharing payments it may receive.
Notwithstanding the revenue sharing payments described above, the Adviser and all sub-advisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.
Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a sub-adviser’s selection of such broker-dealer for portfolio transaction execution.
Investing Through Financial Intermediaries
Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds. In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940. They may charge additional fees not described in this prospectus to their customers for such services.
If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Funds will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with abrdn is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.
Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

●
A Fund will be deemed to have received an order that is in good form when the order is received by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share (adjusted for any applicable sales charge) next determined after such receipt.

●	Financial intermediaries are responsible for transmitting received orders to a Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.
Contacting abrdn Funds
Customer Service Representatives are available 8 a.m. to 6 p.m. Eastern Time, Monday through Friday at 866-667-9231.
Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

●	make transactions;

●	hear fund price information; and

●	obtain mailing and wiring instructions.

Internet Go to https://www.abrdn.com/us-online-access 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

●	download Fund prospectuses;

●	obtain information on the abrdn Funds;

●	access your account information; and

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●	request transactions, including purchases, redemptions and exchanges.

By Regular Mail
abrdn Funds
P.O. Box 219534
Kansas City MO 64121-9534
By Overnight Mail
abrdn Funds
c/o SS&C GIDS, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407
By Fax 866-923-4269.
Share Price
The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

●	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

●
generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge. An order is in “good form” if the Funds’ transfer agent has all the information and documentation it deems necessary to effect your order.
Please note the following with respect to the price at which your transactions are processed:
Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-866-667-9231.
The Funds do not calculate NAV on days when the New York Stock Exchange is regularly closed (except as described above for fixed income Funds). The New York Stock Exchange is closed on the following days:

●	New Year’s Day

●	Martin Luther King, Jr. Day

●	Presidents’ Day

●	Good Friday

●	Memorial Day

●	Juneteenth National Independence Day

●	Independence Day

●	Labor Day

●	Thanksgiving Day

●	Christmas Day

●	Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.
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Buying, Exchanging and Selling Shares
Fund Transactions
All transaction orders must be received by the Funds’ transfer agent in Kansas City, Missouri or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV. The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.
How to Buy Shares
Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.
Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.
By mail. Complete an application and send with a check made payable to: abrdn Funds. Payment must be made in U.S. Dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.
By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.
On-line. Transactions may be made through the abrdn Funds’ website at https://www.abrdn.com/us-online-access. However, the Funds may discontinue on-line transactions of Fund shares at any time.
By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. The authorization will be in effect unless you give the Funds written notice of its termination.

●	if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

●	your bank may charge a fee to wire funds.

●	the wire must be received by 4:00 p.m. Eastern Time in order to receive the current day’s NAV.

By Automated Clearing House (ACH). You can fund your abrdn Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches abrdn Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.
By Automatic Investment Plan (AIP). Once your account has been opened, you may make regular investments automatically in amounts of not less than $50 per month in Class A or Class C shares of a Fund. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this. Your financial institution must be a member of the Automated Clearing House (ACH) network to participate in an AIP. Any request to change or terminate your AIP should be submitted to the Funds’ transfer agent 10 days prior to effective date. Please call abrdn Funds at (866) 667-9231 for further information. If you redeem shares purchased via the AIP within 10 days, the Funds’ transfer agent may delay payment until it is assured that the purchase has cleared your account.
Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.
How to Exchange*, or Sell** Shares
*	Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders.
**	A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.
Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.
By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to abrdn Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.
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By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.
Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.
Online. Transactions may be made through the abrdn Funds’ website at https://www.abrdn.com/us-online-access. However, the Funds may discontinue on-line transactions of Fund shares at any time.
By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Funds written notice of its termination.

●	your proceeds typically will be wired to your bank on the next business day after your order has been processed.

●	abrdn Funds deducts a $20 service fee from the redemption proceeds for this service.

●	your financial institution may also charge a fee for receiving the wire.

●	funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.
By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination. ACH is not an option for exchanges.
Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.
Pricing of Fund Shares
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) designated the Adviser as the valuation designee (“Valuation Designee”) for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In
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certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.
Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser as Valuation Designee concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
In-Kind Purchases
Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.
Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

●	name;

●	date of birth (for individuals);

●	residential or business street address (although post office boxes are still permitted for mailing); and

●	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed (less any applicable CDSC).
Accounts with Low Balances
Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

●
If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee. See the SAI for information about the circumstances under which this fee will not be assessed.

●
Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares
If you hold Class A, Class C, Institutional Class or Institutional Service Class shares (as applicable), you may exchange your Fund shares for shares of any fund of the Trust that is currently accepting new investments as long as:

●	your financial intermediary’s policies and procedures permit exchanges;

●	both accounts have the same registration;

●	your first purchase in the new fund meets its minimum investment requirement; and

●	you purchase the same class of shares. For example, you may exchange between Class A shares of any Fund of the Trust, but may not exchange between Class A shares and Class C shares.

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The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.
Generally, you may exchange all or part of your shares for shares of the same class of another abrdn Fund without paying a front-end sales charge or CDSC at the time of the exchange. However,

●
if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase (within 12 months of the original purchase of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund, or with respect to Class A1 of the Ultra Short Municipal Income Fund), the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.
You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.
Moving Share Classes in the Same Fund
A financial intermediary may exchange shares in one class held on behalf of its customers for another class of the same Fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary. All such transactions are subject to meeting any investment minimum or eligibility requirements. Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.
Financial intermediaries may offer investment programs (a “Program”) to their clients that are governed by specific terms. The Program terms may permit the financial intermediary to exchange Institutional Class shares held in a client’s account for a class of shares of the same Fund with a higher expense structure. For example, if a financial intermediary client account holds Institutional Class shares and has ceased his or her participation in a Program that utilizes Institutional Class shares, or the financial intermediary has determined to utilize Class A shares rather than Institutional Class shares in its Program, or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange Institutional Class shares held in the client account for Class A shares of the same Fund. Based on the Program terms, such exchange may be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge. If the Program terms do not include a waiver of such charges, the client account may be subject to the payment of a sales load upon a transfer from Institutional Class to Class A shares. There could be tax consequences for any such exchange. Investors in such Programs should consult their tax advisor to determine if there are tax consequences if the intermediary makes such an exchange.
Systematic Withdrawal Program
You may elect to automatically redeem shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A, Class A1 or Class C shares subject to a sales charge while redeeming shares using this program. A systematic withdrawal plan for Class C shares will be subject to any applicable CDSC.
Systematic Exchange Plan and Dividend Moves
This systematic exchange plan allows you to transfer $50 or more to one abrdn Fund from another abrdn Fund systematically, monthly or quarterly. Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This systematic exchange plan may not be permitted by the policies and procedures of your financial intermediary. Please consult your financial advisor for more information.
Selling Shares
You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.
You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

●	trading is restricted; or

●	an emergency exists (as determined by the Securities and Exchange Commission).

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Generally, a Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order. The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker). Payment for shares that you recently purchased by check may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days:

●	if the account holder is engaged in excessive trading or

●	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of a Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.
If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.
Under normal circumstances, each Fund expects to meet redemption requests by using cash in its portfolio or by selling portfolio securities to generate cash. During periods of stressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, such Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under its overdraft facility, and/or by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about abrdn Funds’ ability to make a redemption-in-kind, see the SAI.
The Board of Trustees has adopted procedures for redemptions in-kind by shareholders including affiliated and unaffiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. Further, the procedures require that, in general, in-kind redemptions may be distributed on a pro rata basis whereby the redeeming shareholder would receive a proportionate share of every investment held by the Fund including cash. In certain circumstances, however, pro rata distribution with some adjustments may be made when the redeeming shareholder is restricted by law from taking possession of certain securities or the Fund’s Adviser believes such a distribution is in the best interests of shareholders.
Medallion Signature Guarantee
A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

●	if ownership is being changed on your account;

●	the redemption check is made payable to anyone other than the registered shareholder;

●	the proceeds are mailed to an address other than the address of record;

●	your account address has changed within the last 15 calendar days;

●	the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; or

●	the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
Excessive or Short-Term Trading
abrdn Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds of the Trust or sales and repurchases of Funds within a short time period) may:

●	disrupt portfolio management strategies;

●	increase brokerage and other transaction costs; and

●	negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV
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Investing with abrdn Funds
(referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.
The Ultra Short Municipal Income Fund is not subject to the prohibitions on frequent purchases and redemptions. Because the Ultra Short Municipal Income Fund is designed for short-term investing and frequent purchases and redemptions of the Fund’s shares generally are not expected to harm other shareholders of the Fund, the Board of Trustees has determined that, at the present time, policies and procedures to prevent frequent purchases and redemptions of Fund shares are unnecessary and a redemption fee for the Fund is not necessary or appropriate. However, frequent purchases and redemptions of the Ultra Short Municipal Income Fund’s shares may result in additional costs for the Fund.
The Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds (except the Ultra Short Municipal Income Fund).
Monitoring of Trading Activity
The Funds, through the Adviser, its sub-adviser(s) (if applicable) and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, the Trust may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, the Trust may not be able to prevent all market timing and its potential negative impact.
Restrictions on Transactions
Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

●	restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

●	reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

In general if you make an exchange equaling 1% or more of a Fund’s NAV, the exchange into another abrdn Fund may be rejected.
The Funds, at their discretion, may choose to exempt certain types of transactions from short-term trading restrictions if the Adviser believes the Fund share activity is not to the detriment of the Fund or its shareholders. The following, among others, are examples of transaction descriptions that may qualify for an exemption: transactions made by a participant in Fund-sponsored systematic purchase, exchange and redemption programs; required minimum distributions from retirement accounts; transactions placed by fund-of-funds organized as registered investment companies; transactions placed at the direction of a retirement plan administrator; and transactions made pursuant to an asset allocation or advisory program.
Fair Valuation
The Trust has fair value pricing procedures in place as described above in “Investing with abrdn Funds: Pricing of Fund Shares.”
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. Escheatment of retirement account assets may be subject to U.S. federal withholding tax. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.
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Distributions and Taxes
Distributions and Taxes
The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee the Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.
Income and Capital Gain Distributions
Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”). As a regulated investment company, a Fund generally pays no federal income tax on the income and capital gains it distributes to you. Each of the China A Fund, Emerging Markets ex-China Fund, Emerging Markets Fund, Focused Emerging Markets ex-China Fund, International Small Cap Fund, U.S. Small Cap Equity Fund and U.S. Sustainable Leaders Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. Each of the Global Infrastructure Fund and Real Estate Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Each of the Dynamic Dividend Fund, High Income Opportunities and Infrastructure Debt Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends monthly. Each of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.
If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.
Tax Considerations
Most of the income dividends you receive from the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, if applicable, are expected to be exempt from regular federal income taxes. If you are a taxable investor, a portion of the dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

●	distributions are taxable to you at either ordinary income or capital gains tax rates (except as described below with respect to exempt-interest dividends);

●	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

●	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

●	for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

●
for individuals, a portion of the income dividends paid may be eligible for a 20% “qualified business income” deduction available through 2025 to the extent attributable to ordinary real estate investment trust (“REIT”) dividends, provided that certain holding period requirements are met;

●	for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

●	distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

In addition, if you are a shareholder of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund or Ultra Short Municipal Income Fund, you should be aware of the following basic tax points about tax-exempt mutual funds:

●	exempt-interest dividends (dividends paid from interest earned on municipal securities) are exempt from regular federal income tax;

●	exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits;

●	income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations (private activity bonds) are a tax preference item subject to the federal alternative minimum tax;

●
income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state’s income taxes. Almost all states, however, tax interest earned on municipal securities of other states;

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Distributions and Taxes

●	income dividends from the Fund’s investments in securities that do not pay tax-exempt income and market discount are paid to you as ordinary income.

None of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund is managed to address state or local taxes. Each of these Funds, as a tax-free fund, may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Funds.
While each of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, a Fund’s shares, to decline.
The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV (any exempt interest dividends will be reported on Form 1099-INT), which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.
Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution. This is commonly known as “buying a dividend.”
Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-U.S. currency and passive non-U.S. investment company (“PFIC”) losses over post-October non-U.S. currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If a Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.
Selling and Exchanging Shares
Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Fund of the Trust for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at 15% or 20%, depending on whether your income exceeds certain threshold amounts, which are adjusted annually for inflation. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.
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Distributions and Taxes
Tax Status for Retirement Plans and Other Tax-Deferred Accounts
When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.
Backup Withholding
By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.
Other
Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Properly reported dividends received by a non-U.S. investor are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non- U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Exemptions from U.S. withholding tax are also provided for exempt-interest dividends and capital gain dividends paid by a Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.
Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to report some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has unrelated business taxable income for a taxable year, a 100% excise tax on the unrelated business taxable income is imposed on the trust.
A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.
Additionally, a 30% withholding tax is currently imposed on fund dividends paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.
Distributions and Taxes   157

Distributions and Taxes
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.
158   Distributions and Taxes

Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or periods ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions and no sales charges). The information for the fiscal year ended October 31, 2024 was derived from the financial statements which were audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Form N-CSR for the period ended October 31, 2024, which is available upon request.
The financial highlights information presented for each of the Focused Emerging Markets ex-China Fund and High Income Opportunities Fund prior to December 3, 2021 is that of each Fund’s Predecessor Fund.
Financial Highlights   159

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn U.S. Small Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$25.78	$(0.15)	$8.34	$8.19	$—	$—	$—	$33.97
Year Ended October 31, 2023	30.19	(0.17)	(2.55)	(2.72)	—	(1.69)	(1.69)	25.78
Year Ended October 31, 2022	49.57	(0.25)	(9.33)	(9.58)	—	(9.80)	(9.80)	30.19
Year Ended October 31, 2021	33.55	(0.24)	18.64	18.40	—	(2.38)	(2.38)	49.57
Year Ended October 31, 2020	33.19	(0.20)	3.08	2.88	—	(2.52)	(2.52)	33.55
Class C Shares
Year Ended October 31, 2024	18.78	(0.24)	6.07	5.83	—	—	—	24.61
Year Ended October 31, 2023	22.59	(0.25)	(1.87)	(2.12)	—	(1.69)	(1.69)	18.78
Year Ended October 31, 2022	39.79	(0.36)	(7.04)	(7.40)	—	(9.80)	(9.80)	22.59
Year Ended October 31, 2021	27.48	(0.42)	15.11	14.69	—	(2.38)	(2.38)	39.79
Year Ended October 31, 2020	27.79	(0.33)	2.54	2.21	—	(2.52)	(2.52)	27.48
Class R Shares
Year Ended October 31, 2024	21.86	(0.20)	7.07	6.87	—	—	—	28.73
Year Ended October 31, 2023	25.92	(0.21)	(2.16)	(2.37)	—	(1.69)	(1.69)	21.86
Year Ended October 31, 2022	44.07	(0.31)	(8.04)	(8.35)	—	(9.80)	(9.80)	25.92
Year Ended October 31, 2021	30.12	(0.32)	16.65	16.33	—	(2.38)	(2.38)	44.07
Year Ended October 31, 2020	30.14	(0.27)	2.77	2.50	—	(2.52)	(2.52)	30.12
Institutional Service Class Shares
Year Ended October 31, 2024	28.74	(0.07)	9.32	9.25	—	—	—	37.99
Year Ended October 31, 2023	33.38	(0.10)	(2.85)	(2.95)	—	(1.69)	(1.69)	28.74
Year Ended October 31, 2022	53.65	(0.19)	(10.28)	(10.47)	—	(9.80)	(9.80)	33.38
Year Ended October 31, 2021	36.06	(0.15)	20.12	19.97	—	(2.38)	(2.38)	53.65
Year Ended October 31, 2020	35.41	(0.12)	3.29	3.17	—	(2.52)	(2.52)	36.06
Institutional Class Shares
Year Ended October 31, 2024	28.89	(0.02)	9.36	9.34	—	—	—	38.23
Year Ended October 31, 2023	33.50	(0.05)	(2.87)	(2.92)	—	(1.69)	(1.69)	28.89
Year Ended October 31, 2022	53.75	(0.15)	(10.30)	(10.45)	—	(9.80)	(9.80)	33.50
Year Ended October 31, 2021	36.09	(0.10)	20.14	20.04	—	(2.38)	(2.38)	53.75
Year Ended October 31, 2020	35.40	(0.09)	3.30	3.21	—	(2.52)	(2.52)	36.09

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
160   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn U.S. Small Cap Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

31.77%	$99,116	1.40% (e)	1.48% (e)	(0.48%)	47%
(9.50%)	83,828	1.39% (e)	1.43% (e)	(0.57%)	30%
(23.82%)	108,078	1.35% (e)	1.35% (e)	(0.74%)	59%
56.92%	172,963	1.35%	1.35%	(0.56%)	78%
8.97%	124,673	1.40% (e)	1.40% (e)	(0.62%)	61%

31.04%	11,559	1.99% (e)	2.19% (e)	(1.06%)	47%
(10.08%)	16,007	2.00% (e)	2.15% (e)	(1.17%)	30%
(24.30%)	25,068	1.99% (e)	2.06% (e)	(1.38%)	59%
55.93%	44,295	1.99%	2.06%	(1.20%)	78%
8.25%	36,621	2.05% (e)	2.10% (e)	(1.26%)	61%

31.43%	3,759	1.64% (e)	1.72% (e)	(0.73%)	47%
(9.73%)	2,773	1.64% (e)	1.68% (e)	(0.82%)	30%
(24.04%)	3,286	1.65% (e)	1.65% (e)	(1.03%)	59%
56.50%	5,408	1.63%	1.63%	(0.84%)	78%
8.59%	3,554	1.75% (e)	1.75% (e)	(0.96%)	61%

32.19%	36,819	1.10% (e)	1.18% (e)	(0.19%)	47%
(9.27%)	28,529	1.13% (e)	1.17% (e)	(0.31%)	30%
(23.64%)	31,893	1.11% (e)	1.11% (e)	(0.50%)	59%
57.33%	41,568	1.11%	1.11%	(0.31%)	78%
9.24%	31,548	1.13% (e)	1.13% (e)	(0.35%)	61%

32.33%	193,456	0.99% (e)	1.14% (e)	(0.06%)	47%
(9.14%)	233,893	1.00% (e)	1.14% (e)	(0.16%)	30%
(23.54%)	559,518	0.99% (e)	1.07% (e)	(0.38%)	59%
57.48%	931,614	0.99%	1.06%	(0.21%)	78%
9.37%	536,973	1.04% (e)	1.10% (e)	(0.27%)	61%

Financial Highlights   161

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn China A Share Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$21.48	$0.19	$0.85	$1.04	$(0.08)	$—	$(0.08)	$22.44
Year Ended October 31, 2023	22.74	0.06	(1.32)	(1.26)	—	—	—	21.48
Year Ended October 31, 2022	37.76	0.01	(14.09)	(14.08)	—	(0.94)	(0.94)	22.74
Year Ended October 31, 2021	33.90	(0.11)	4.50	4.39	—	(0.53)	(0.53)	37.76
Year Ended October 31, 2020	25.61	0.08	9.29	9.37	— (g)	(1.08)	(1.08)	33.90
Class C Shares
Year Ended October 31, 2024	19.95	0.05	0.79	0.84	—	—	—	20.79
Year Ended October 31, 2023	21.25	(0.10)	(1.20)	(1.30)	—	—	—	19.95
Year Ended October 31, 2022	35.58	(0.22)	(13.17)	(13.39)	—	(0.94)	(0.94)	21.25
Year Ended October 31, 2021	32.18	(0.31)	4.24	3.93	—	(0.53)	(0.53)	35.58
Year Ended October 31, 2020	24.52	(0.09)	8.83	8.74	—	(1.08)	(1.08)	32.18
Class R Shares
Year Ended October 31, 2024	20.75	0.13	0.82	0.95	—	—	—	21.70
Year Ended October 31, 2023	22.03	(0.03)	(1.25)	(1.28)	—	—	—	20.75
Year Ended October 31, 2022	36.71	(0.06)	(13.68)	(13.74)	—	(0.94)	(0.94)	22.03
Year Ended October 31, 2021	33.07	(0.23)	4.40	4.17	—	(0.53)	(0.53)	36.71
Year Ended October 31, 2020	25.08	(0.06)	9.13	9.07	—	(1.08)	(1.08)	33.07
Institutional Class Shares
Year Ended October 31, 2024	21.90	0.25	0.89	1.14	(0.17)	—	(0.17)	22.87
Year Ended October 31, 2023	23.10	0.15	(1.35)	(1.20)	—	—	—	21.90
Year Ended October 31, 2022	38.24	0.06	(14.23)	(14.17)	(0.03)	(0.94)	(0.97)	23.10
Year Ended October 31, 2021	34.26	0.12	4.43	4.55	(0.04)	(0.53)	(0.57)	38.24
Year Ended October 31, 2020	25.85	0.05	9.51	9.56	(0.07)	(1.08)	(1.15)	34.26

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
162   Financial Highlights

Financial Highlights
(e)	Includes interest expense that amounts to 0.03% for the year ended October 31, 2023. Includes interest expense that amounts to less than 0.01% for the years ended October 31, 2024, October 31, 2022, October 31, 2021, and October 31, 2020, respectively.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.
Financial Highlights   163

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn China A Share Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

4.87%	$7,635	1.38% (e)	2.48% (e)	0.93%	61%
(5.54%)	7,929	1.38% (e)	1.79% (e)	0.23%	36%
(38.20%)	9,609	1.33% (e)	1.78% (e)	0.04%	24%
12.98% (f)	18,476	1.32% (e)	1.58% (e)	(0.28%)	45%
38.06% (f)	10,888	1.32% (e)	2.55% (e)	0.28%	56%

4.21%	670	2.00% (e)	3.16% (e)	0.28%	61%
(6.12%)	986	2.02% (e)	2.49% (e)	(0.42%)	36%
(38.62%)	1,533	1.99% (e)	2.51% (e)	(0.76%)	24%
12.23%	3,782	1.99% (e)	2.33% (e)	(0.86%)	45%
37.13%	587	1.99% (e)	3.37% (e)	(0.37%)	56%

4.58%	2,133	1.64% (e)	2.74% (e)	0.69%	61%
(5.81%)	2,382	1.67% (e)	2.08% (e)	(0.12%)	36%
(38.37%)	2,356	1.61% (e)	2.06% (e)	(0.22%)	24%
12.63% (f)	4,557	1.64% (e)	1.90% (e)	(0.62%)	45%
37.63% (f)	3,215	1.62% (e)	2.85% (e)	(0.23%)	56%

5.28%	8,720	1.00% (e)	2.14% (e)	1.22%	61%
(5.19%)	12,440	1.03% (e)	1.49% (e)	0.56%	36%
(37.99%)	16,915	0.99% (e)	1.51% (e)	0.19%	24%
13.33%	60,300	0.99% (e)	1.33% (e)	0.32%	45%
38.55%	4,919	0.99% (e)	2.34% (e)	0.20%	56%

164   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Emerging Markets ex-China Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$10.28	$0.09	$1.99	$2.08	$(0.06)	$—	$(0.06)	$12.30
Year Ended October 31, 2023	12.38	0.12	0.70	0.82	(0.11)	(2.81)	(2.92)	10.28
Year Ended October 31, 2022	18.17	0.08	(3.93)	(3.85)	—	(1.94)	(1.94)	12.38
Year Ended October 31, 2021	13.21	(0.06)	5.02	4.96	—	—	—	18.17
Year Ended October 31, 2020	12.87	(0.01)	0.77	0.76	(0.08)	(0.34)	(0.42)	13.21
Class C Shares
Year Ended October 31, 2024	9.07	0.01	1.76	1.77	—	—	—	10.84
Year Ended October 31, 2023	11.24	0.05	0.62	0.67	(0.03)	(2.81)	(2.84)	9.07
Year Ended October 31, 2022	16.77	(0.02)	(3.57)	(3.59)	—	(1.94)	(1.94)	11.24
Year Ended October 31, 2021	12.27	(0.15)	4.65	4.50	—	—	—	16.77
Year Ended October 31, 2020	11.98	(0.08)	0.71	0.63	—	(0.34)	(0.34)	12.27
Class R Shares
Year Ended October 31, 2024	9.47	0.03	1.85	1.88	(0.03)	—	(0.03)	11.32
Year Ended October 31, 2023	11.59	0.08	0.65	0.73	(0.04)	(2.81)	(2.85)	9.47
Year Ended October 31, 2022	17.19	0.02	(3.68)	(3.66)	—	(1.94)	(1.94)	11.59
Year Ended October 31, 2021	12.54	(0.11)	4.76	4.65	—	—	—	17.19
Year Ended October 31, 2020	12.21	(0.05)	0.73	0.68	(0.01)	(0.34)	(0.35)	12.54
Institutional Service Class Shares
Year Ended October 31, 2024	10.56	0.08	2.08	2.16	(0.09)	—	(0.09)	12.63
Year Ended October 31, 2023	12.66	0.14	0.72	0.86	(0.15)	(2.81)	(2.96)	10.56
Year Ended October 31, 2022	18.49	0.11	(4.00)	(3.89)	—	(1.94)	(1.94)	12.66
Year Ended October 31, 2021	13.41	(0.02)	5.10	5.08	—	—	—	18.49
Year Ended October 31, 2020	13.05	0.02	0.80	0.82	(0.12)	(0.34)	(0.46)	13.41
Institutional Class Shares
Year Ended October 31, 2024	10.40	0.13	2.01	2.14	(0.09)	—	(0.09)	12.45
Year Ended October 31, 2023	12.50	0.16	0.72	0.88	(0.17)	(2.81)	(2.98)	10.40
Year Ended October 31, 2022	18.27	0.08	(3.91)	(3.83)	—	(1.94)	(1.94)	12.50
Year Ended October 31, 2021	13.24	— (g)	5.03	5.03	—	—	—	18.27
Year Ended October 31, 2020	12.88	0.03	0.79	0.82	(0.12)	(0.34)	(0.46)	13.24

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.
Financial Highlights   165

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Emerging Markets ex-China Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

20.25%	$32,614	1.38% (e)	1.77% (e)	0.70%	35%
7.41%	20,114	1.46% (e)	2.36% (e)	1.12%	36%
(23.84%)	19,947	1.48% (e)	2.17% (e)	0.55%	129%
37.55%	27,814	1.53%	2.17%	(0.35%)	22%
5.93% (f)	22,455	1.53% (e)	2.17% (e)	(0.06%)	29%

19.51%	351	2.01% (e)	2.52% (e)	0.12%	35%
6.64%	154	2.11% (e)	3.17% (e)	0.48%	36%
(24.32%)	135	2.14% (e)	3.05% (e)	(0.12%)	129%
36.67%	195	2.19%	3.03%	(1.01%)	22%
5.24%	205	2.19% (e)	3.04% (e)	(0.68%)	29%

19.83%	2,484	1.64% (e)	2.04% (e)	0.23%	35%
7.07%	519	1.80% (e)	2.70% (e)	0.74%	36%
(24.12%)	588	1.88% (e)	2.57% (e)	0.13%	129%
37.08%	903	1.87%	2.51%	(0.69%)	22%
5.58%	898	1.91% (e)	2.55% (e)	(0.42%)	29%

20.54%	48,158	1.05% (e)	1.47% (e)	0.60%	35%
7.63%	58	1.20% (e)	2.10% (e)	1.17%	36%
(23.62%)	236	1.23% (e)	1.92% (e)	0.78%	129%
37.88%	343	1.29%	1.93%	(0.12%)	22%
6.25%	250	1.29% (e)	1.93% (e)	0.18%	29%

20.63%	78,206	1.01% (e)	1.50% (e)	1.07%	35%
7.86%	20,168	1.11% (e)	2.13% (e)	1.44%	36%
(23.57%)	3,740	1.13% (e)	1.88% (e)	0.61%	129%
37.99%	1,583	1.19%	1.88%	(0.02%)	22%
6.39%	1,409	1.19% (e)	1.88% (e)	0.27%	29%

166   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$11.91	$0.19	$2.03	$2.22	$(0.12)	$—	$(0.12)	$14.01
Year Ended October 31, 2023	11.29	0.13	0.66	0.79	(0.17)	—	(0.17)	11.91
Year Ended October 31, 2022	20.15	0.06	(6.98)	(6.92)	(0.02)	(1.92)	(1.94)	11.29
Year Ended October 31, 2021	16.79	0.04	3.46	3.50	—	(0.14)	(0.14)	20.15
Year Ended October 31, 2020	15.30	0.01	1.71	1.72	(0.22)	(0.01)	(0.23)	16.79
Class C Shares
Year Ended October 31, 2024	11.74	0.06	2.00	2.06	— (g)	—	— (g)	13.80
Year Ended October 31, 2023	11.09	0.06	0.65	0.71	(0.06)	—	(0.06)	11.74
Year Ended October 31, 2022	19.90	(0.01)	(6.88)	(6.89)	—	(1.92)	(1.92)	11.09
Year Ended October 31, 2021	16.68	(0.08)	3.44	3.36	—	(0.14)	(0.14)	19.90
Year Ended October 31, 2020	15.18	(0.06)	1.69	1.63	(0.12)	(0.01)	(0.13)	16.68
Class R Shares
Year Ended October 31, 2024	11.72	0.10	1.99	2.09	(0.12)	—	(0.12)	13.69
Year Ended October 31, 2023	11.11	0.11	0.66	0.77	(0.16)	—	(0.16)	11.72
Year Ended October 31, 2022	19.89	0.04	(6.90)	(6.86)	— (g)	(1.92)	(1.92)	11.11
Year Ended October 31, 2021	16.60	0.01	3.42	3.43	—	(0.14)	(0.14)	19.89
Year Ended October 31, 2020	15.14	— (g)	1.68	1.68	(0.21)	(0.01)	(0.22)	16.60
Institutional Service Class Shares
Year Ended October 31, 2024	11.95	0.17	2.03	2.20	(0.18)	—	(0.18)	13.97
Year Ended October 31, 2023	11.34	0.18	0.66	0.84	(0.23)	—	(0.23)	11.95
Year Ended October 31, 2022	20.26	0.11	(7.01)	(6.90)	(0.10)	(1.92)	(2.02)	11.34
Year Ended October 31, 2021	16.85	0.12	3.46	3.58	(0.03)	(0.14)	(0.17)	20.26
Year Ended October 31, 2020	15.37	0.07	1.70	1.77	(0.28)	(0.01)	(0.29)	16.85
Institutional Class Shares
Year Ended October 31, 2024	12.03	0.19	2.05	2.24	(0.19)	—	(0.19)	14.08
Year Ended October 31, 2023	11.40	0.20	0.66	0.86	(0.23)	—	(0.23)	12.03
Year Ended October 31, 2022	20.34	0.14	(7.05)	(6.91)	(0.11)	(1.92)	(2.03)	11.40
Year Ended October 31, 2021	16.90	0.14	3.48	3.62	(0.04)	(0.14)	(0.18)	20.34
Year Ended October 31, 2020	15.39	0.09	1.72	1.81	(0.29)	(0.01)	(0.30)	16.90

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.
Financial Highlights   167

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Emerging Markets Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

18.70%	$36,921	1.09% (e)	1.12% (e)	1.43%	33%
6.93% (f)	42,710	1.60% (e)	1.60% (e)	1.04%	30%
(37.56%) (f)	63,232	1.60% (e)	1.63% (e)	0.39%	37%
20.87%	116,268	1.56% (e)	1.56% (e)	0.20%	37%
11.31%	107,572	1.59% (e)	1.59% (e)	0.09%	26%

17.57%	1,682	2.10% (e)	2.24% (e)	0.42%	33%
6.36%	2,081	2.10% (e)	2.20% (e)	0.50%	30%
(37.87%)	4,162	2.10% (e)	2.21% (e)	(0.09%)	37%
20.16%	10,662	2.10% (e)	2.13% (e)	(0.38%)	37%
10.74%	11,786	2.10% (e)	2.19% (e)	(0.40%)	26%

17.89%	101,750	1.74% (e)	1.77% (e)	0.79%	33%
6.87%	94,625	1.75% (e)	1.75% (e)	0.88%	30%
(37.71%)	92,428	1.75% (e)	1.78% (e)	0.26%	37%
20.68%	133,696	1.72% (e)	1.72% (e)	0.04%	37%
11.13%	113,707	1.73% (e)	1.73% (e)	0.01%	26%

18.56%	451,337	1.25% (e)	1.28% (e)	1.27%	33%
7.30%	477,809	1.25% (e)	1.25% (e)	1.37%	30%
(37.37%)	494,873	1.25% (e)	1.28% (e)	0.79%	37%
21.29%	476,046	1.21% (e)	1.21% (e)	0.56%	37%
11.64% (f)	362,229	1.24% (e)	1.24% (e)	0.50%	26%

18.74%	649,098	1.10% (e)	1.22% (e)	1.43%	33%
7.44%	1,159,535	1.10% (e)	1.19% (e)	1.52%	30%
(37.26%)	1,606,819	1.10% (e)	1.22% (e)	0.90%	37%
21.45%	4,184,781	1.10% (e)	1.14% (e)	0.69%	37%
11.86%	3,414,059	1.10% (e)	1.18% (e)	0.59%	26%

168   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Infrastructure Debt Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$7.99	$0.47	$0.62	$1.09	$(0.52)	$ —	$(0.52)	$8.56
Year Ended October 31, 2023	8.83	0.30	(1.07)	(0.77)	(0.07)	—	(0.07)	7.99
Year Ended October 31, 2022	10.29	(— ) (g)	(1.07)	(1.07)	(0.02)	(0.37)	(0.39)	8.83
Year Ended October 31, 2021	10.29	(0.03)	0.05	0.02	(0.02)	—	(0.02)	10.29
Year Ended October 31, 2020	10.13	0.04	0.29	0.33	(0.17)	—	(0.17)	10.29
Institutional Service Class Shares
Year Ended October 31, 2024	8.07	0.50	0.62	1.12	(0.54)	—	(0.54)	8.65
Year Ended October 31, 2023	8.92	0.33	(1.08)	(0.75)	(0.10)	—	(0.10)	8.07
Year Ended October 31, 2022	10.36	0.02	(1.08)	(1.06)	(0.01)	(0.37)	(0.38)	8.92
Year Ended October 31, 2021	10.35	(0.02)	0.06	0.04	(0.03)	—	(0.03)	10.36
Year Ended October 31, 2020	10.20	0.06	0.29	0.35	(0.20)	—	(0.20)	10.35
Institutional Class Shares
Year Ended October 31, 2024	8.15	0.51	0.64	1.15	(0.54)	—	(0.54)	8.76
Year Ended October 31, 2023	9.00	0.33	(1.08)	(0.75)	(0.10)	—	(0.10)	8.15
Year Ended October 31, 2022	10.44	0.03	(1.07)	(1.04)	(0.03)	(0.37)	(0.40)	9.00
Year Ended October 31, 2021	10.43	(— ) (g)	0.05	0.05	(0.04)	—	(0.04)	10.44
Year Ended October 31, 2020	10.30	0.08	0.26	0.34	(0.21)	—	(0.21)	10.43

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to 0.02% for the year ended October 31, 2024.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
Financial Highlights   169

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Infrastructure Debt Fund

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

13.81%	$8,464	1.04% (e)	1.77% (e)	5.52%	57%
(8.71%) (f)	$ 9,017	1.05% (g)	1.58% (g)	3.45%	140.60%
(10.81%) (f)	$13,569	1.04%	1.86%	(0.05%)	180.82%
0.18%	22,522	0.96%	2.93%	(0.31%)	424.59%
3.26%	1,078	0.97% (g)	2.52% (g)	0.35%	238.35%

14.08%	4,076	0.79% (e)	1.52% (e)	5.77%	57%
(8.41%) (f)	4,198	0.78% (g)	1.31% (g)	3.80%	140.60%
(10.62%) (f)	5,153	0.78%	1.60%	0.23%	180.82%
0.33% (f)	6,929	0.78%	2.75%	(0.20%)	424.59%
3.45% (f)	8,148	0.80% (g)	2.35% (g)	0.62%	238.35%

14.30%	11,680	0.67% (e)	1.53% (e)	5.89%	57%
8.35%) (f)	12,964	0.66% (g)	1.31% (g)	3.80%	140.60%
(10.42%) (f)	22,843	0.65%	1.58%	0.26%	180.82%
0.46%	62,007	0.65%	2.65%	(0.04%)	424.59%
3.34% (f)	11,885	0.66% (g)	2.24% (g)	0.74%	238.35%

170   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn International Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$23.46	$0.13	$7.10	$7.23	$(0.17)	$—	$(0.17)	$30.52
Year Ended October 31, 2023	23.78	0.13	(0.05)	0.08	(0.40)	—	(0.40)	23.46
Year Ended October 31, 2022	42.73	0.28	(16.37)	(16.09)	—	(2.86)	(2.86)	23.78
Year Ended October 31, 2021	30.18	(0.20)	12.75	12.55	—	—	—	42.73
Year Ended October 31, 2020	28.11	(0.09)	3.63	3.54	(0.34)	(1.13)	(1.47)	30.18
Class C Shares
Year Ended October 31, 2024	20.66	(0.05)	6.26	6.21	—	—	—	26.87
Year Ended October 31, 2023	20.94	(0.03)	(0.04)	(0.07)	(0.21)	—	(0.21)	20.66
Year Ended October 31, 2022	38.21	0.09	(14.50)	(14.41)	—	(2.86)	(2.86)	20.94
Year Ended October 31, 2021	27.16	(0.39)	11.44	11.05	—	—	—	38.21
Year Ended October 31, 2020	25.43	(0.25)	3.27	3.02	(0.16)	(1.13)	(1.29)	27.16
Class R Shares
Year Ended October 31, 2024	21.71	0.05	6.57	6.62	(0.11)	—	(0.11)	28.22
Year Ended October 31, 2023	22.06	0.06	(0.04)	0.02	(0.37)	—	(0.37)	21.71
Year Ended October 31, 2022	39.97	0.21	(15.26)	(15.05)	—	(2.86)	(2.86)	22.06
Year Ended October 31, 2021	28.31	(0.28)	11.94	11.66	—	—	—	39.97
Year Ended October 31, 2020	26.46	(0.15)	3.40	3.25	(0.27)	(1.13)	(1.40)	28.31
Institutional Class Shares
Year Ended October 31, 2024	23.81	0.23	7.20	7.43	(0.24)	—	(0.24)	31.00
Year Ended October 31, 2023	24.12	0.22	(0.05)	0.17	(0.48)	—	(0.48)	23.81
Year Ended October 31, 2022	43.15	0.44	(16.61)	(16.17)	—	(2.86)	(2.86)	24.12
Year Ended October 31, 2021	30.37	(0.06)	12.84	12.78	—	—	—	43.15
Year Ended October 31, 2020	28.25	0.01	3.65	3.66	(0.41)	(1.13)	(1.54)	30.37

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Financial Highlights   171

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn International Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

30.93%	$56,342	1.34% (e)	1.55% (e)	0.46%	32%
0.21%	50,828	1.34% (e)	1.49% (e)	0.49%	36%
(40.18%) (f)	58,262	1.35% (e)	1.43% (e)	0.91%	47%
41.58% (f)	112,408	1.34% (e)	1.42% (e)	(0.54%)	43%
13.02%	90,560	1.40%	1.61%	(0.33%)	30%

30.06%	311	1.99% (e)	2.32% (e)	(0.18%)	32%
(0.44%)	308	1.99% (e)	2.32% (e)	(0.14%)	36%
(40.56%) (f)	349	1.99% (e)	2.23% (e)	0.35%	47%
40.68% (f)	561	1.99% (e)	2.18% (e)	(1.15%)	43%
12.27%	554	2.05%	2.38%	(1.02%)	30%

30.54%	1,686	1.63% (e)	1.84% (e)	0.19%	32%
(0.04%)	1,546	1.60% (e)	1.75% (e)	0.27%	36%
(40.36%)	1,913	1.64% (e)	1.72% (e)	0.76%	47%
41.19%	2,535	1.62% (e)	1.70% (e)	(0.80%)	43%
12.68%	1,649	1.69%	1.90%	(0.61%)	30%

31.31%	65,229	0.99% (e)	1.28% (e)	0.80%	32%
0.57%	75,604	0.99% (e)	1.24% (e)	0.81%	36%
(39.96%) (f)	117,960	0.99% (e)	1.18% (e)	1.44%	47%
42.08% (f)	191,244	0.99% (e)	1.15% (e)	(0.15%)	43%
13.41%	46,330	1.04%	1.35%	0.03%	30%

172   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Intermediate Municipal Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$8.29	$0.32	$0.63	$0.95	$(0.32)	$—	$(0.32)	$8.92
Year Ended October 31, 2023	8.50	0.27	(0.21)	0.06	(0.27)	—	(0.27)	8.29
Year Ended October 31, 2022	9.83	0.24	(1.33)	(1.09)	(0.24)	—	(0.24)	8.50
Year Ended October 31, 2021	9.73	0.24	0.12	0.36	(0.24)	(0.02)	(0.26)	9.83
Year Ended October 31, 2020	9.92	0.26	(0.18)	0.08	(0.26)	(0.01)	(0.27)	9.73
Institutional Service Class Shares
Year Ended October 31, 2024	8.29	0.35	0.63	0.98	(0.34)	—	(0.34)	8.93
Year Ended October 31, 2023	8.51	0.29	(0.21)	0.08	(0.30)	—	(0.30)	8.29
Year Ended October 31, 2022	9.84	0.27	(1.34)	(1.07)	(0.26)	—	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74
Institutional Class Shares
Year Ended October 31, 2024	8.29	0.35	0.64	0.99	(0.35)	—	(0.35)	8.93
Year Ended October 31, 2023	8.51	0.30	(0.22)	0.08	(0.30)	—	(0.30)	8.29
Year Ended October 31, 2022	9.84	0.26	(1.33)	(1.07)	(0.26)	—	(0.26)	8.51
Year Ended October 31, 2021	9.74	0.26	0.12	0.38	(0.26)	(0.02)	(0.28)	9.84
Year Ended October 31, 2020	9.93	0.28	(0.18)	0.10	(0.28)	(0.01)	(0.29)	9.74

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
Financial Highlights   173

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Intermediate Municipal Income Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

11.53%	$3,816	0.79% (e)	1.20% (e)	3.60%	71%
0.59%	4,024	0.80% (e)	1.23% (e)	3.07%	80%
(11.24%)	4,919	0.76% (e)	1.13% (e)	2.59%	21%
3.62%	6,028	0.76%	1.12%	2.38%	54%
0.83%	6,670	0.76% (e)	1.09% (e)	2.63%	56%

11.96%	12	0.50% (e)	0.91% (e)	3.89%	71%
0.77%	18	0.51% (e)	0.94% (e)	3.36%	80%
(10.98%)	18	0.50% (e)	0.87% (e)	2.87%	21%
3.90%	20	0.50%	0.86%	2.64%	54%
1.09%	20	0.50% (e)	0.83% (e)	2.87%	56%

11.98%	40,202	0.50% (e)	0.95% (e)	3.89%	71%
0.77%	38,647	0.51% (e)	0.97% (e)	3.38%	80%
(10.99%)	41,587	0.50% (e)	0.88% (e)	2.84%	21%
3.90%	54,707	0.50%	0.87%	2.64%	54%
1.10%	58,015	0.50% (e)	0.84% (e)	2.89%	56%

174   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn U.S. Sustainable Leaders Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss ) (a)	Net Realized and Unrealized Gains (Losses on Investments )	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, Endof Period
Class A Shares
Year Ended October 31, 2024	$9.62	$(0.01)	$2.22	$2.21	$(0.01)	$—	$(0.01)	$11.82
Year Ended October 31, 2023	9.38	0.01	0.27	0.28	—	(0.04)	(0.04)	9.62
Year Ended October 31, 2022	17.32	(0.05)	(3.52)	(3.57)	—	(4.37)	(4.37)	9.38
Year Ended October 31, 2021	13.79	(0.05)	5.31	5.26	—	(1.73)	(1.73)	17.32
Year Ended October 31, 2020	12.95	(0.03)	2.17	2.14	(0.01)	(1.29)	(1.30)	13.79
Institutional Service Class Shares
Year Ended October 31, 2024	10.86	0.01	2.52	2.53	(0.04)	—	(0.04)	13.35
Year Ended October 31, 2023	10.56	0.04	0.30	0.34	—	(0.04)	(0.04)	10.86
Year Ended October 31, 2022	18.91	(0.03)	(3.95)	(3.98)	—	(4.37)	(4.37)	10.56
Year Ended October 31, 2021	14.89	(0.02)	5.77	5.75	—	(1.73)	(1.73)	18.91
Year Ended October 31, 2020	13.88	(— ) (f)	2.34	2.34	(0.04)	(1.29)	(1.33)	14.89
Institutional Class Shares
Year Ended October 31, 2024	10.96	0.02	2.53	2.55	(0.03)	—	(0.03)	13.48
Year Ended October 31, 2023	10.65	0.04	0.31	0.35	—	(0.04)	(0.04)	10.96
Year Ended October 31, 2022	19.03	(0.02)	(3.99)	(4.01)	—	(4.37)	(4.37)	10.65
Year Ended October 31, 2021	14.96	(0.01)	5.81	5.80	—	(1.73)	(1.73)	19.03
Year Ended October 31, 2020	13.93	0.01	2.35	2.36	(0.04)	(1.29)	(1.33)	14.96

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Financial Highlights   175

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn U.S. Sustainable Leaders Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s ’)	Ratio of Expenses (Net of Reimbursements/Waivers to Average Net Assets )	Ratio of Expenses (Prior to Reimbursements to Average Net Assets )) (c	Ratio of Net Investment Income (Loss to Average Net Assets )	Portfolio Turnover (d)

23.00%	$228,270	1.19%	1.24%	(0.13%)	18%
3.00%	208,286	1.19% (e)	1.27% (e)	0.11%	32%
(27.49%)	222,190	1.19% (e)	1.24% (e)	(0.43%)	44%
41.35%	345,638	1.19%	1.23%	(0.33%)	111%
17.50%	264,977	1.19%	1.26%	(0.24%)	50%

23.28%	112,647	0.96%	1.01%	0.10%	18%
3.23%	101,341	0.96% (e)	1.04% (e)	0.33%	32%
(27.32%)	106,068	0.97% (e)	1.02% (e)	(0.20%)	44%
41.61%	158,581	0.97%	1.01%	(0.11%)	111%
17.79%	121,611	0.97%	1.04%	(0.01%)	50%

23.34%	7,875	0.90%	1.01%	0.16%	18%
3.30%	7,555	0.90% (e)	1.04% (e)	0.39%	32%
(27.29%)	8,644	0.90% (e)	1.01% (e)	(0.14%)	44%
41.77%	14,953	0.90%	1.00%	(0.05%)	111%
17.89%	10,982	0.90%	1.01%	0.05%	50%

176   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Dynamic Dividend Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions
Class A Shares
Year Ended October 31, 2024	$3.77	$0.20	$0.62	$0.82	$(0.20)	$—	$(0.03)	$(0.23)
Year Ended October 31, 2023	3.75	0.21	0.04	0.25	(0.23)	—	— (f)	(0.23)
Year Ended October 31, 2022	4.74	0.20 (g)	(0.95)	(0.75)	(0.22)	(0.01)	(0.01)	(0.24)
Year Ended October 31, 2021	3.68	0.23	1.06	1.29	(0.23)	—	—	(0.23)
Year Ended October 31, 2020	3.99	0.20	(0.28)	(0.08)	(0.23)	—	—	(0.23)
Institutional Class Shares
Year Ended October 31, 2024	3.77	0.21	0.62	0.83	(0.21)	—	(0.03)	(0.24)
Year Ended October 31, 2023	3.75	0.22	0.04	0.26	(0.24)	—	— (f)	(0.24)
Year Ended October 31, 2022	4.74	0.21 (g)	(0.95)	(0.74)	(0.23)	(0.01)	(0.01)	(0.25)
Year Ended October 31, 2021	3.69	0.24	1.05	1.29	(0.24)	—	—	(0.24)
Year Ended October 31, 2020	4.00	0.21	(0.28)	(0.07)	(0.24)	—	—	(0.24)

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
(g)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets reflects the effects of a liability accrued on February 28, 2022 relating to withholding tax refunds that the Fund previously received and recorded which are being contested by the local tax authority. The accrued liability resulted in a decrease in net assets of approximately 0.87% as of October 31, 2022. If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.24, (15.67%), and 5.49%, respectively. For Institutional Class Shares, these amounts would have been $0.24, (15.45%), and 5.67%, respectively.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Financial Highlights   177

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Dynamic Dividend Fund (concluded)

	Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

$4.36	22.03%	$3,832	1.50% (e)	1.69% (e)	4.61%	75%
3.77	6.41%	3,619	1.56% (e)	1.69% (e)	5.16%	63%
3.75	(16.34%) (g)	4,094	1.50%	1.61%	4.62% (g)	79%
4.74	35.40%	4,986	1.50%	1.66%	5.03%	59%
3.68	(2.04%) (h)	3,885	1.50%	1.60%	5.20%	85%

4.36	22.33%	93,666	1.25% (e)	1.43% (e)	4.84%	75%
3.77	6.67%	87,929	1.31% (e)	1.42% (e)	5.42%	63%
3.75	(16.12%) (g)	96,362	1.25%	1.34%	4.81% (g)	79%
4.74	35.36%	123,166	1.25%	1.39%	5.26%	59%
3.69	(1.77%)	100,350	1.25%	1.35%	5.37%	85%

178   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Global Infrastructure Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$19.81	$0.36	$4.44	$4.80	$(0.54)	$(0.21)	$—	$(0.75)	$23.86
Year Ended October 31, 2023	20.62	0.53	(0.36)	0.17	(0.59)	(0.39)	—	(0.98)	19.81
Year Ended October 31, 2022	24.18	0.41	(3.00)	(2.59)	(0.71)	(0.26)	—	(0.97)	20.62
Year Ended October 31, 2021	19.03	0.45	5.41	5.86	(0.71)	—	—	(0.71)	24.18
Year Ended October 31, 2020	21.93	0.53	(2.59)	(2.06)	(0.56)	(0.14)	(0.14)	(0.84)	19.03
Institutional Class Shares
Year Ended October 31, 2024	19.86	0.41	4.45	4.86	(0.59)	(0.21)	—	(0.80)	23.92
Year Ended October 31, 2023	20.66	0.59	(0.36)	0.23	(0.64)	(0.39)	—	(1.03)	19.86
Year Ended October 31, 2022	24.22	0.47	(3.01)	(2.54)	(0.76)	(0.26)	—	(1.02)	20.66
Year Ended October 31, 2021	19.05	0.52	5.41	5.93	(0.76)	—	—	(0.76)	24.22
Year Ended October 31, 2020	21.97	0.58	(2.60)	(2.02)	(0.62)	(0.14)	(0.14)	(0.90)	19.05

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
Financial Highlights   179

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Global Infrastructure Fund (concluded)

	Ratios/Supplemental Data
Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

24.35%	$11,127	1.25% (e)	1.62% (e)	1.55%	14%
0.53%	10,028	1.24% (e)	1.58% (e)	2.45%	20%
(11.04%)	11,350	1.24%	1.58%	1.81%	23%
31.09%	13,227	1.24%	1.63%	1.95%	31%
(9.49%)	9,206	1.33%	1.55%	2.61%	24%

24.66% (f)	31,627	1.00% (e)	1.36% (e)	1.79%	14%
0.80% (f)	30,458	0.99% (e)	1.33% (e)	2.71%	20%
(10.82%) (f)	35,645	0.99%	1.33%	2.05%	23%
31.43%	45,076	0.99%	1.38%	2.25%	31%
(9.30%)	32,640	1.08%	1.27%	2.90%	24%

180   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Short Duration High Yield Municipal Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(b)
Class A Shares
Year Ended October 31, 2024	$8.82	$0.30	$0.38	$0.68	$(0.30)	$(0.30)	$9.20	7.82%
Year Ended October 31, 2023	9.05	0.23	(0.22)	0.01	(0.24)	(0.24)	8.82	— (f)
Year Ended October 31, 2022	10.26	0.22	(1.20)	(0.98)	(0.23)	(0.23)	9.05	(9.71%)
Year Ended October 31, 2021	9.99	0.22	0.27	0.49	(0.22)	(0.22)	10.26	4.92%
Year Ended October 31, 2020	10.25	0.29	(0.27)	0.02	(0.28)	(0.28)	9.99	0.25%
Class C Shares
Year Ended October 31, 2024	8.83	0.23	0.38	0.61	(0.23)	(0.23)	9.21	6.99%
Year Ended October 31, 2023	9.05	0.16	(0.21)	(0.05)	(0.17)	(0.17)	8.83	(0.63%) (g)
Year Ended October 31, 2022	10.27	0.15	(1.22)	(1.07)	(0.15)	(0.15)	9.05	(10.47%) (g)
Year Ended October 31, 2021(h)	10.13	0.12	0.14	0.26	(0.12)	(0.12)	10.27	2.52%
Institutional Class Shares
Year Ended October 31, 2024	8.82	0.33	0.38	0.71	(0.33)	(0.33)	9.20	8.09%
Year Ended October 31, 2023	9.05	0.25	(0.22)	0.03	(0.26)	(0.26)	8.82	0.25%
Year Ended October 31, 2022	10.26	0.24	(1.20)	(0.96)	(0.25)	(0.25)	9.05	(9.48%)
Year Ended October 31, 2021	9.99	0.24	0.27	0.51	(0.24)	(0.24)	10.26	5.18%
Year Ended October 31, 2020	10.25	0.31	(0.26)	0.05	(0.31)	(0.31)	9.99	0.51%

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to 0.03% for the year ended October 31, 2024 and for the year ended October 31, 2022. Includes interest expense that amounts to 0.05% for the year ended October 31, 2023. Includes interest expense that amounts to less than 0.01% for the year ended October 31, 2020.
(f)	Amount is less than 0.005%.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	For the period from December 21, 2020 (commencement of operations) through October 31, 2021.
Financial Highlights   181

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Short Duration High Yield Municipal Fund (concluded)

Ratios/Supplemental Data
Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

$6,763	0.93% (e)	1.23% (e)	3.34%	105%
7,871	0.95% (e)	1.26% (e)	2.48%	58%
14,399	0.93% (e)	1.17% (e)	2.27%	58%
21,907	0.90%	1.14%	2.14%	96%
22,417	0.90% (e)	1.12% (e)	2.84%	149%
10	1.68% (e)	1.94% (e)	2.55%	105%
24	1.70% (e)	2.01% (e)	1.73%	58%
27	1.68% (e)	1.87% (e)	1.57%	58%
27	1.65%	1.86%	1.33%	96%
94,147	0.68% (e)	0.97% (e)	3.60%	105%
106,425	0.70% (e)	1.01% (e)	2.73%	58%
180,805	0.68% (e)	0.90% (e)	2.49%	58%
424,689	0.65%	0.88%	2.37%	96%
270,153	0.65% (e)	0.87% (e)	3.07%	149%

182   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(b)
Class A Shares
Year Ended October 31, 2024	$9.53	$0.10	$3.05	$3.15	$(0.25)	$(0.16)	$(0.41)	$12.27	33.65%
Year Ended October 31, 2023	10.84	0.27	(0.65)	(0.38)	(0.26)	(0.67)	(0.93)	9.53	(3.88%)
Year Ended October 31, 2022	15.68	0.15	(2.72)	(2.57)	(0.31)	(1.96)	(2.27)	10.84	(19.45%)
Year Ended October 31, 2021	12.40	0.11	4.84	4.95	(0.13)	(1.54)	(1.67)	15.68	44.07%
Year Ended October 31, 2020	17.98	0.25	(3.17)	(2.92)	(0.60)	(2.06)	(2.66)	12.40	(18.12%)
Institutional Class Shares
Year Ended October 31, 2024	9.58	0.11	3.08	3.19	(0.27)	(0.16)	(0.43)	12.34	33.92%
Year Ended October 31, 2023	10.89	0.30	(0.65)	(0.35)	(0.29)	(0.67)	(0.96)	9.58	(3.67%)
Year Ended October 31, 2022	15.74	0.20	(2.75)	(2.55)	(0.34)	(1.96)	(2.30)	10.89	(19.24%)
Year Ended October 31, 2021	12.44	0.14	4.86	5.00	(0.16)	(1.54)	(1.70)	15.74	44.41%
Year Ended October 31, 2020	18.02	0.28	(3.16)	(2.88)	(0.64)	(2.06)	(2.70)	12.44	(17.85%)

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01% for Class A and Institutional Class for the years ended October 31, 2024, October 31, 2023 and October 31, 2022. Includes interest expense that amounts to 0.01% and 0.05% for Class A and Institutional Class for the years ended October 31, 2021 and October 31, 2020, respectively.
Financial Highlights   183

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund) (concluded)

Ratios/Supplemental Data
Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

$524	1.25% (e)	1.66% (e)	0.86%	45%
266	1.26% (e)	1.75% (e)	2.58%	24%
397	1.25% (e)	1.67% (e)	1.13%	23%
1,090	1.26% (e)	1.72% (e)	0.80%	33%
1,971	1.30% (e)	1.71% (e)	1.84%	23%

40,182	1.00% (e)	1.39% (e)	0.96%	45%
34,351	1.01% (e)	1.47% (e)	2.82%	24%
41,592	1.00% (e)	1.42% (e)	1.53%	23%
56,593	1.01% (e)	1.47% (e)	1.01%	33%
46,235	1.05% (e)	1.48% (e)	2.05%	23%

184   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Ultra Short Municipal Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return(b)
Class A Shares
Year Ended October 31, 2024	$10.07	$0.36	$0.02	$0.38	$(0.36)	$(0.36)	$10.09	3.82%
Year Ended October 31, 2023	10.06	0.32	0.01	0.33	(0.32)	(0.32)	10.07	3.36%
Year Ended October 31, 2022	10.09	0.05	(0.02)	0.03	(0.06)	(0.06)	10.06	0.30%
Year Ended October 31, 2021	10.09	— (f)	(— ) (f)	(— ) (f)	— (f)	— (f)	10.09	0.02%
Year Ended October 31, 2020	10.10	0.07	— (f)	0.07	(0.08)	(0.08)	10.09	0.69%
Class A1 Shares
Year Ended October 31, 2024	10.08	0.36	0.01	0.37	(0.36)	(0.36)	10.09	3.72%
Year Ended October 31, 2023	10.06	0.32	0.02	0.34	(0.32)	(0.32)	10.08	3.47%
Year Ended October 31, 2022	10.10	0.05	(0.03)	0.02	(0.06)	(0.06)	10.06	0.20%
Year Ended October 31, 2021	10.10	— (f)	(— ) (f)	(— ) (f)	— (f)	— (f)	10.10	0.02%
Year Ended October 31, 2020	10.10	0.03	0.05	0.08	(0.08)	(0.08)	10.10	0.79%
Institutional Class Shares
Year Ended October 31, 2024	10.02	0.38	0.01	0.39	(0.38)	(0.38)	10.03	3.98%
Year Ended October 31, 2023	10.00	0.35	0.02	0.37	(0.35)	(0.35)	10.02	3.73%
Year Ended October 31, 2022	10.04	0.07	(0.03)	0.04	(0.08)	(0.08)	10.00	0.37%
Year Ended October 31, 2021	10.03	0.01	0.01	0.02	(0.01)	(0.01)	10.04	0.21%
Year Ended October 31, 2020	10.04	0.10	(0.01)	0.09	(0.10)	(0.10)	10.03	0.94%

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
Financial Highlights   185

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Ultra Short Municipal Income Fund (concluded)

Ratios/Supplemental Data
Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)
$154,686	0.70% (e)	0.95% (e)	3.55%	226%
104,837	0.70% (e)	0.98% (e)	3.22%	231%
123,920	0.60% (e)	0.95% (e)	0.52%	321%
161,362	0.54% (e)	0.96% (e)	0.02%	261%
263,068	0.70% (e)	0.94% (e)	0.72%	299%
280	0.70% (e)	0.87% (e)	3.55%	226%
270	0.70% (e)	0.92% (e)	3.22%	231%
261	0.60% (e)	0.89% (e)	0.52%	321%
510	0.54% (e)	0.89% (e)	0.02%	261%
558	0.70% (e)	0.90% (e)	0.34%	299%
568,263	0.45% (e)	0.69% (e)	3.80%	226%
517,955	0.45% (e)	0.74% (e)	3.46%	231%
561,780	0.44% (e)	0.71% (e)	0.71%	321%
793,264	0.45% (e)	0.71% (e)	0.11%	261%
928,424	0.45% (e)	0.71% (e)	0.98%	299%

186   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Focused Emerging Markets ex-China Fund (formerly, abrdn Global Equity Impact Fund)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$12.61	$0.03	$2.54	$2.57	$(0.14)	$(0.14)	$15.04
Year Ended October 31, 2023	13.07	0.07	0.13	0.20	(0.66)	(0.66)	12.61
Year Ended October 31, 2022	18.45	0.39 (e)	(5.77)	(5.38)	– (f)	– (f)	13.07
Year Ended October 31, 2021	13.14	–	5.37	5.37	(0.06)	(0.06)	18.45
Year Ended October 31, 2020	11.59	0.05	1.77	1.82	(0.27)	(0.27)	13.14
Institutional Class Shares
Year Ended October 31, 2024	12.65	0.07	2.55	2.62	(0.19)	(0.19)	15.08
Year Ended October 31, 2023	13.12	0.11	0.13	0.24	(0.71)	(0.71)	12.65
Year Ended October 31, 2022	18.49	0.41 (e)	(5.77)	(5.36)	(0.01)	(0.01)	13.12
Year Ended October 31, 2021	13.18	0.04	5.37	5.41	(0.10)	(0.10)	18.49
Year Ended October 31, 2020	11.62	0.08	1.79	1.87	(0.31)	(0.31)	13.18

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.07, (30.98%) and 0.47%, respectively. For Institutional Class Shares, these amounts would have been $0.07, (30.83%) and 0.49%, respectively.
(f)	Less than $0.005 per share.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Class A Shares would have been 15.82%. For Institutional Class Shares, this amount would have been 16.12%.
(i)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for Class A Shares would have been $0.08, 13.56%, and 0.77%, respectively. For Institutional Class Shares, these amounts would have been $0.11, 13.81%, and 1.03%, respectively.
Financial Highlights   187

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn Focused Emerging Markets ex-China Fund (formerly, abrdn Global Equity Impact Fund) (concluded)

	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets(b)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets(b)(c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(d)

20.48%	$24,124	1.29%	1.29% (e)	1.79% (e)	0.23%	49%
1.13%	25,480	1.40%	1.40%	1.81%	0.53%	30.88%
(29.14%) (e)(g)	26,986	1.17%	1.17%	1.72%	2.59% (e)	36.90%
40.95%	43,059	1.38%	1.38%	1.73%	0.02%	17.40%
15.93% (h)	32,180	1.41%	1.41%	1.92%	0.40%	32.11%

20.79%	18,849	1.04%	1.04% (e)	1.51% (e)	0.47%	49%
1.39%	17,299	1.14%	1.14%	1.55%	0.77%	30.88%
(28.99%) (e)(g)	19,384	0.92%	0.92%	1.44%	2.71% (e)	36.90%
41.23%	32,312	1.13%	1.13%	1.45%	0.24%	17.40%
16.30% (h)	27,839	1.16%	1.16%	1.61%	0.65%	32.11%

188   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn High Income Opportunities Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2024	$7.10	$0.51	$0.59	$1.10	$(0.44)	$(0.02)	$(0.46)	$7.74
Year Ended October 31, 2023	7.18	0.41	0.04	0.45	(0.52)	(0.01)	(0.53)	7.10
Year Ended October 31, 2022	8.84	0.38	(1.63)	(1.25)	(0.41)	—	(0.41)	7.18
Year Ended October 31, 2021	8.45	0.39	0.40	0.79	(0.40)	—	(0.40)	8.84
Year Ended October 31, 2020	8.71	0.40	(0.28)	0.12	(0.38)	—	(0.38)	8.45
Institutional Class Shares
Year Ended October 31, 2024	6.44	0.47	0.54	1.01	(0.47)	(0.02)	(0.49)	6.96
Year Ended October 31, 2023	6.57	0.39	0.04	0.43	(0.55)	(0.01)	(0.56)	6.44
Year Ended October 31, 2022	8.13	0.36	(1.48)	(1.12)	(0.44)	—	(0.44)	6.57
Year Ended October 31, 2021	7.81	0.38	0.37	0.75	(0.43)	—	(0.43)	8.13
Year Ended October 31, 2020	8.08	0.39	(0.25)	0.14	(0.41)	—	(0.41)	7.81

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Includes interest expense that amounts to less than 0.01%.
Financial Highlights   189

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn High Income Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets(b)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(b)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover(c)

15.81%	$53,828	0.95% (d)	1.30% (d)	6.63%	112%
6.45%	55,312	1.00% (d)	1.34% (d)	5.64%	74.58%
(14.49%)	61,410	1.00%	1.41%	4.73%	96.73%
9.46%	81,980	1.00%	1.40%	4.41%	98.16%
1.55%	87,358	1.00% (d)	1.45% (d)	4.76%	99.46%

16.04%	27,613	0.70% (d)	0.98% (d)	6.89%	112%
6.69%	27,270	0.75% (d)	1.05% (d)	5.87%	74.58%
(14.20%)	40,298	0.75%	1.11%	4.94%	96.73%
9.73%	55,335	0.75%	1.09%	4.65%	98.16%
1.86%	58,237	0.75% (d)	1.10% (d)	5.01%	99.46%

190   Financial Highlights

Broker-Defined Sales Charge Waiver Policies
Merrill Lynch:
Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.
It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.
Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers Available at Merrill
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

Shares purchased through a Merrill investment advisory program
Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
Shares purchased through the Merrill Edge Self-Directed platform
Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee's Merrill Household (as defined in the Merrill SLWD Supplement)

Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund's officers or trustees)
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill's account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge ("CDSC") Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
Shares sold due to the client's death or disability (as defined by Internal Revenue Code Section 22e(3))
Shares sold pursuant to a systematic withdrawal program subject to Merrill's maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
Shares sold due to return of excess contributions from an IRA account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

Broker-Defined Sales Charge Waiver Policies   191

Broker-Defined Sales Charge Waiver Policies
Morgan Stanley:
Front-end Sales Charge Waivers on Class A Shares available for Morgan Stanley Wealth Management Transactional Brokerage Accounts
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in these Funds’ Prospectus or SAI.

●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

●	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

●	Shares purchased through a Morgan Stanley self-directed brokerage account

●
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

●
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James:
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front-end sales load waivers on Class A shares available at Raymond James

●	Shares purchased in an investment advisory program.

●
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

●
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

●	Death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

●	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

●	Breakpoints as described in this prospectus.

●
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

●
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

192   Broker-Defined Sales Charge Waiver Policies

Broker-Defined Sales Charge Waiver Policies
Janney Montgomery Scott:
Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.
Front-end sales charge* waivers on Class A shares available at Janney

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

●
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

●	Shares acquired through a right of reinstatement.

●	Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

●	Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

●	Shares acquired through a right of reinstatement.

●	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

●	Breakpoints as described in the fund’s Prospectus.

●
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

●
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge”
Oppenheimer & Co. Inc. (“OPCO”):
Effective June 18, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO

●
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

●	Shares purchased by or through a 529 Plan

●	Shares purchased through an OPCO affiliated investment advisory program

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

●
Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

Broker-Defined Sales Charge Waiver Policies   193

Broker-Defined Sales Charge Waiver Policies

●
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

●	Employees and registered representatives of OPCO or its affiliates and their family members

●	Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

●	Death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

●	Return of excess contributions from an IRA Account

●
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 (70½ if you reach 70½ before January 1, 2020) as described in the prospectus

●	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

●	Shares acquired through a right of reinstatement

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

●	Breakpoints as described in this prospectus.

●
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Baird:
Effective June 18, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.
Front-End Sales Charge Waivers on Class A shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund

●	Share purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird

●
Shares purchased from the proceeds of redemptions from another abrdn Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●
A shareholder in the Funds’ Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder

●	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

●	Shares bought due to returns of excess contributions from an IRA Account

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus

●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird

●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in this prospectus

●
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of abrdn Funds assets held by accounts within the purchaser’s household at Baird. Eligible abrdn Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

194   Broker-Defined Sales Charge Waiver Policies

Broker-Defined Sales Charge Waiver Policies

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of abrdn Funds through Baird, over a 13-month period of time

Ameriprise Financial:
Front-end sales charge reductions on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge reductions, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders can reduce their initial sales charge on the purchase of Class A shares as follows:

●	Transaction size breakpoints, as described in this prospectus or the SAI.

●	Rights of accumulation (ROA), as described in this prospectus or the SAI.

●	Letter of intent, as described in this prospectus or the SAI.

Front-end sales charge waivers on Class A shares purchased through Ameriprise Financial
Shareholders purchasing Class A shares of the fund through an Ameriprise Financial platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

●
shares purchased by employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

●	shares purchased through reinvestment of capital gains and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

●
shares exchanged from Class C shares of the same fund in the month of or following the seven-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

●	shares purchased by employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

●
shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise Financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

●
shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

CDSC waivers on Class A and C shares purchased through Ameriprise Financial
Fund shares purchased through an Ameriprise Financial platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in this prospectus or the SAI:

●	redemptions due to death or disability of the shareholder

●	shares sold as part of a systematic withdrawal plan as described in this prospectus or the SAI

●	redemptions made in connection with a return of excess contributions from an IRA account

●	shares purchased through a Right of Reinstatement (as defined above)

●	redemptions made as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

J.P Morgan Securities LLC:
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC
If you purchase or hold fund shares through an applicable J.P. Morgan Securities LLC brokerage account, you will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers), share class conversion policy and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or Statement of Additional Information (“SAI”).
Front-end sales charge waivers on Class A shares available at J.P. Morgan Securities LLC

●
Shares exchanged from Class C (i.e., level-load) shares that are no longer subject to a CDSC and are exchanged into Class A shares of the same fund pursuant to J.P. Morgan Securities LLC’s share class exchange policy.

Broker-Defined Sales Charge Waiver Policies   195

Broker-Defined Sales Charge Waiver Policies

●
Qualified employer-sponsored defined contribution and defined benefit retirement plans, nonqualified deferred compensation plans, other employee benefit plans and trusts used to fund those plans. For purposes of this provision, such plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or 501(c)(3) accounts.

●	Shares of funds purchased through J.P. Morgan Securities LLC Self-Directed Investing accounts.

●	Shares purchased through rights of reinstatement.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

●	Shares purchased by employees and registered representatives of J.P. Morgan Securities LLC or its affiliates and their spouse or financial dependent as defined by J.P. Morgan Securities LLC.

Class C to Class A share conversion

●
A shareholder in the fund’s Class C shares will have their shares converted by J.P. Morgan Securities LLC to Class A shares (or the appropriate share class) of the same fund if the shares are no longer subject to a CDSC and the conversion is consistent with J.P. Morgan Securities LLC’s policies and procedures.

CDSC waivers on Class A and C shares available at J.P. Morgan Securities LLC

●	Shares sold upon the death or disability of the shareholder.

●	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

●	Shares purchased in connection with a return of excess contributions from an IRA account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

●	Shares acquired through a right of reinstatement.

Front-end load discounts available at J.P. Morgan Securities LLC: breakpoints, rights of accumulation & letters of intent

●	Breakpoints as described in the prospectus.

●
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at J.P. Morgan Securities LLC. Eligible fund family assets not held at J.P. Morgan Securities LLC (including 529 program holdings, where applicable) may be included in the ROA calculation only if the shareholder notifies their financial advisor about such assets.

●	Letters of Intent (“LOI”) which allow for breakpoint discounts based on anticipated purchases within a fund family, through J.P. Morgan Securities LLC, over a 13-month period of time (if applicable).

Stifel, Nicolaus & Company, Inc. (“Stifel”):
Effective February 28, 2025, shareholders purchasing or holding abrdn Fund shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.
CLASS A SHARES
As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.
Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in abrdn Funds held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Fund Family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
Front-end sales charge waivers on Class A shares available at Stifel

●
Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.

196   Broker-Defined Sales Charge Waiver Policies

Broker-Defined Sales Charge Waiver Policies

●	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.

●	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the abrdn Funds.

●
Shares purchased from the proceeds of redeemed shares of Insert Fund Company Name so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.

●	Shares from rollovers into Stifel from retirement plans to IRAs.

●
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

●	Purchases of Class 529-A shares through a rollover from another 529 plan.

●	Purchases of Class 529-A shares made for reinvestment of refunded amounts.

●
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

●	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.

●	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.

●	Return of excess contributions from an IRA Account.

●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

●	Shares acquired through a right of reinstatement.

●	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.

●	Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

●
Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

Broker-Defined Sales Charge Waiver Policies   197

Broker-Defined Sales Charge Waiver Policies
Please read this prospectus before you invest, and keep it with your records. The following documents – which may be obtained free of charge – contain additional information about the Funds:

●	Statement of Additional Information (incorporated by reference into this prospectus)

●	Annual Reports (which, when available, will contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance)

●	Semi-Annual Reports (when available)

●	Form N-CSR (which contains additional information about the Fund’s investments, including the Fund’s annual and semi-annual financial statements)

While this prospectus and the Statement of Additional Information of the Trust describe pertinent information about the Trust and the Funds, neither this prospectus nor the Statement of Additional Information represents a contract between the Trust or a Fund and any shareholder or any other party.
To obtain any of the above documents free of charge (when available), to request other information about the Funds, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available), most recently filed Form N-CSR and the Statement of Additional Information at the Funds’ website abrdn.com/us/literature.
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.
If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at abrdn.com/us/literature or call 866-667-9231 for additional information.
For Additional Information Contact:
By Regular Mail:
abrdn Funds
P.O. Box 219534
Kansas City MO 64121-9534
By Overnight Mail:
abrdn Funds
c/o SS&C GIDS, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407
For 24-hour Access:
866-667-9231 (toll free)
Customer Service Representatives are available 8 a.m. - 6 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.
Also, visit the Funds’ website at abrdn.com/us/literature.
Information from the Securities and Exchange Commission (SEC) You can obtain information about the Funds, including the SAI from the SEC:

●	on the SEC’s EDGAR database via the Internet at www.sec.gov; or

●	by electronic request to publicinfo@sec.gov (the SEC charges a fee for this service).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132
198   Information from abrdn Funds

abrdn Funds
Statement of Additional Information
February 28, 2025

abrdn U.S. Small Cap Equity Fund
Class A - GSXAX ■ Class C - GSXCX ■ Class R - GNSRX ■ Institutional Class - GSCIX ■ Institutional Service Class - GSXIX
abrdn China A Share Equity Fund
Class A - GOPAX ■ Class C - GOPCX ■ Class R - GOPRX ■ Institutional Class - GOPIX
abrdn Emerging Markets ex-China Fund
Class A - GLLAX ■ Class C - GLLCX ■ Class R - GWLRX ■ Institutional Class - GWLIX ■ Institutional Service Class - GLLSX
abrdn Emerging Markets Fund
Class A - GEGAX ■ Class C - GEGCX ■ Class R - GEMRX ■ Institutional Class - ABEMX ■ Institutional Service Class - AEMSX
abrdn Infrastructure Debt Fund
Class A - CUGAX ■ Institutional Class - AGCIX ■ Institutional Service Class - CGFIX
abrdn International Small Cap Fund
Class A – WVCCX ■ Class C – CPVCX ■ Class R – WPVAX ■ Institutional Class – ABNIX
abrdn Intermediate Municipal Income Fund
Class A – NTFAX ■ Class C – GTICX ■ Institutional Class – ABEIX ■ Institutional Service Class – ABESX
abrdn U.S. Sustainable Leaders Fund
Class A – GXXAX ■ Institutional Class – GGLIX ■ Institutional Service Class – GXXIX
abrdn Dynamic Dividend Fund
Class A – ADAVX ■ Institutional Class – ADVDX
abrdn Global Infrastructure Fund
Class A – AIAFX ■ Institutional Class – AIFRX
abrdn Short Duration High Yield Municipal Fund
Class A – AAHMX ■ Class C – ACHMX ■ Institutional Class – AHYMX
abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund)
Class A – AIAGX ■ Institutional Class – AIGYX
abrdn Ultra Short Municipal Income Fund
Class A – ATOAX ■ Class A1 – ATOBX ■ Institutional Class – ATOIX
abrdn Focused Emerging Markets ex-China Fund (formerly, abrdn Global Equity Impact Fund)
Class A – JETAX ■ Institutional Class – JETIX
abrdn High Income Opportunities Fund
Class A – BJBHX ■ Institutional Class – JHYIX
abrdn Funds (the “Trust”) is a registered open-end investment company consisting of 18 series as of the date hereof. This Statement of Additional Information (“SAI”) relates to the series of the Trust listed above (each, a “Fund” and collectively, the “Funds”). This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus for the Funds dated February 28, 2025, as amended.
Terms not defined in this SAI have the meanings assigned to them in the Prospectus. You can order copies of the Prospectus without charge by writing to abrdn Funds, c/o SS&C GIDS, Inc. (“SS&C”) at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105- 1407 or calling (toll-free) 866-667-9231.
The audited financial statements with respect to each of the Funds for the fiscal year ended October 31, 2024, and the related report of KPMG, LLP (“KPMG”), independent registered public accounting firm for the Funds, which are contained in the Funds’ October 31, 2024 Form N-CSR, are incorporated herein by reference in the section “Financial Statements.” No other parts of the Form N-CSR are incorporated by reference herein. A copy of the Funds’ prospectus, annual reports and Form N-CSR may be obtained, without charge, by calling 866-667-9231, visiting www.abrdn.com/us/literature or writing to abrdn Funds at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407.

General Information
The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007. The Trust currently consists of 18 separate series, each with its own investment objective.
Certain Funds in this SAI were formed to acquire the assets and liabilities of the corresponding Fund of the Nationwide Mutual Funds as shown in the chart below.

Fund	Corresponding Predecessor Fund
abrdn Emerging Markets ex-China Fund (“Emerging Markets ex-China Fund”)	Nationwide Worldwide Leaders Fund
abrdn China A Share Equity Fund (“China A Fund”)	Nationwide China Opportunities Fund
abrdn U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)	Nationwide Small Cap Fund
abrdn Intermediate Municipal Income Fund (“Intermediate Municipal Income Fund”)	Nationwide Tax-Free Income Fund

Prior to February 28, 2022, the Intermediate Municipal Income Fund was known as the Aberdeen Intermediate Municipal Income Fund. Prior to February 28, 2019, the Aberdeen Intermediate Municipal Income Fund was known as the Aberdeen Tax-Free Income Fund. Prior to February 28, 2022, the U.S. Small Cap Equity Fund was known as the Aberdeen U.S. Small Cap Equity Fund. Prior to February 28, 2022, the China A Fund was known as the Aberdeen China A Share Equity Fund. Prior to February 28, 2022, the Emerging Markets ex-China Fund was known as the Aberdeen Global Equity Fund.
Certain Funds in this SAI were formed to acquire the assets and liabilities of the corresponding Fund of the Credit Suisse Funds as shown in the chart below.

Fund	Corresponding Predecessor Fund
abrdn Infrastructure Debt Fund (”Infrastructure Debt Fund”)	Credit Suisse Global Fixed Income Fund
abrdn International Small Cap Fund (“International Small Cap Fund”)	Credit Suisse Global Small Cap Fund

Prior to August 18, 2023, the Infrastructure Debt Fund was known as the abrdn Global Absolute Return Strategies Fund. Prior to February 28, 2022, the abrdn Global Absolute Return Strategies Fund was known as the Aberdeen Global Absolute Return Strategies Fund. Prior to February 28, 2022, the International Small Cap Fund was known as the Aberdeen International Small Cap Fund.
The U.S. Small Cap Equity Fund acquired the assets and liabilities of a corresponding Fund of the Pacific Capital Fund, as shown in the chart below.

Fund	Corresponding Predecessor Fund
U.S. Small Cap Equity Fund	Pacific Capital Small Cap Fund
Class A Shares	Class A and B Shares
Class C Shares	Class C Shares
Institutional Class Shares	Class Y Shares

Prior to February 28, 2022, the abrdn Emerging Markets Fund (“Emerging Markets Fund”) was known as the Aberdeen Emerging Markets Fund. The Emerging Markets Fund was formed to acquire the assets and liabilities of a former Aberdeen Emerging Markets Fund, which was a series of The Advisors’ Inner Circle Fund II (the “Emerging Markets Predecessor Fund”).
Prior to February 28, 2022, the abrdn U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) was known as the Aberdeen U.S. Sustainable Leaders Fund, and prior to December 1, 2020, the Aberdeen U.S. Sustainable Leaders Fund was known as the Aberdeen U.S. Multi-Cap Equity Fund. Prior to October 31, 2015, the U.S. Sustainable Leaders Fund was known as the Aberdeen U.S. Equity Fund. The Aberdeen U.S. Equity Fund (“U.S. Equity Fund”) was created to acquire the assets and liabilities of the Credit Suisse Large Cap Blend Fund, Inc., a Maryland corporation, and a former series of the Trust with a U.S. equity strategy (“Aberdeen U.S. Equity Predecessor Fund”).
Certain Funds in this SAI were formed to acquire the assets and liabilities of certain series of the Alpine Equity Trust, Alpine Series Trust or Alpine Income Trust, as shown in the chart below.
General Information   3

Fund	Corresponding Predecessor Fund
abrdn Dynamic Dividend Fund (“Dynamic Dividend Fund”)	Alpine Dynamic Dividend Fund, a series of Alpine Series Trust
abrdn Global Infrastructure Fund (“Global Infrastructure Fund”)	Alpine Global Infrastructure Fund, a series of Alpine Equity Trust
abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund) (“Real Estate Fund”)	Alpine Realty Income & Growth Fund, a series of Alpine Equity Trust
abrdn Short Duration High Yield Municipal Fund (“Short Duration High Yield Municipal Fund”)	Alpine High Yield Managed Duration Municipal Fund, a series of Alpine Income Trust
abrdn Ultra Short Municipal Income Fund (“Ultra Short Municipal Income Fund”)	Alpine Ultra Short Municipal Income Fund, a series of Alpine Income Trust

Prior to February 28, 2022, the Dynamic Dividend Fund was known as the Aberdeen Dynamic Dividend Fund. Prior to February 28, 2022, the Global Infrastructure Fund was known as the Aberdeen Global Infrastructure Fund. Prior to February 28, 2025, the Real Estate Fund was known as the abrdn Realty Income & Growth Fund. Prior to February 28, 2022, the abrdn Realty Income & Growth Fund was known as the Aberdeen Realty Income & Growth Fund. Prior to February 28, 2022, the Short Duration High Yield Municipal Fund was known as the Aberdeen Short Duration High Yield Municipal Fund. Prior to February 28, 2019, the Short Duration High Yield Municipal Fund was known as the Aberdeen High Yield Managed Duration Municipal Fund. Prior to February 28, 2022, the Ultra Short Fund was known as the Aberdeen Ultra Short Municipal Income Fund
Certain Funds in this SAI were formed to acquire the assets and liabilities of certain series of the corresponding Fund of the Aberdeen Investment Funds (each, an “Aberdeen Investment Funds Predecessor Fund,” and collectively, the “Aberdeen Investment Funds Predecessor Funds”), as shown in the chart below.

Fund	Corresponding Aberdeen Investment Funds Predecessor Fund
abrdn Focused Emerging Markets ex-China Fund (formerly, abrdn Global Equity Impact Fund) (“Focused Emerging Markets ex-China Fund”)	Aberdeen Global Equity Impact Fund, a series of Aberdeen Investment Funds
abrdn High Income Opportunities Fund (”High Income Opportunities Fund”)	Aberdeen Global High Income Fund, a series of Aberdeen Investment Funds

The Aberdeen Investment Funds Predecessor Funds, for purposes of the relevant reorganization, are considered the accounting survivors and accordingly, certain financial history of the Aberdeen Investment Funds Predecessor Funds is included in this SAI. Prior to February 28, 2025, the Focused Emerging Markets ex-China Fund was known as the abrdn Global Equity Impact Fund. Prior to February 28, 2022, the abrdn Global Equity Impact Fund was known as the Aberdeen Global Equity Impact Fund. Prior to August 18, 2023, the High Income Opportunities Fund was known as the abrdn Global High Income Fund. Prior to February 28, 2022, the abrdn Global High Income Fund was known as the Aberdeen Global High Income Fund.
Each of the Funds, except the Real Estate Fund, is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Real Estate Fund is a non-diversified open-end management investment company as defined in the 1940 Act.
4   General Information

Additional Information on Portfolio Instruments and Investment Policies
The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding the principal investment strategies for the Funds and information about non-principal investment strategies of the Funds. The following tables set forth additional information concerning permissible investments and techniques for each of the Funds and risk factors. A “●” in the table indicates that the Fund may invest in the corresponding instrument or technique or is subject to such risk factor. An empty box indicates that the Fund does not intend to invest in the corresponding instrument or follow the corresponding technique or is not subject to such risk factor.
Please review the discussions in the Prospectus for further information regarding the investment objective and policies of each Fund.
References to the “Adviser” in this section also include the Sub-adviser(s), as applicable.

Type of Investment, Technique or Risk Factor	China A Fund	Focused Emerging Markets ex-China Fund	Emerging Markets ex-China Fund	Emerging Markets Fund	U.S. Small Cap Equity Fund	U.S. Sustainable Leaders Fund
Adjustable, Floating and Variable Rate Instruments	●	●	●	●	●	●
Bank Obligations					●	●
Borrowing	●	●	●	●	●	●
Common Stock	●	●	●	●	●	●
Convertible Securities	●				●	●
Currency Transactions	●	●	●	●	●	●
Custody/Sub-Custody Risk	●	●	●	●	●	●
Cybersecurity Risk	●	●	●	●	●	●
Debt Securities	●				●	●
Depositary Receipts	●	●	●	●	●	●
Derivatives	●				●	●
Dividend Strategy Risk
Emerging Markets Securities	●	●	●	●	●	●
Equity-Linked Securities	●
Event Risk	●	●	●	●	●	●
Exchange-Traded Funds	●	●	●	●	●	●
Focus Risk	●	●	●	●	●	●
Foreign Commercial Paper		●	●	●
Foreign Currencies Risk	●	●	●	●	●	●
Foreign Government Securities	●	●	●	●
Foreign Securities	●	●	●	●	●	●
Frontier Market Securities	●	●	●	●
Futures	●				●	●
Illiquid Investments Risk	●	●	●	●	●	●
Impact of Large Redemptions and Purchases of Fund Shares	●	●	●	●	●	●
Indexed Securities	●	●	●	●	●	●
Inflation/Deflation Risk	●	●	●	●	●	●
Initial Public Offerings	●	●	●	●	●	●
Interests in Publicly Traded Limited Partnerships	●	●	●	●	●	●
Market Events Risk	●	●	●	●	●	●
Medium Company, Small Company and Emerging Growth Securities	●	●	●	●	●	●
Money Market Instruments	●	●	●	●	●	●
Additional Information on Portfolio Instruments and Investment Policies   5

Operational Risk	●	●	●	●	●	●
Options	●				●	●
Preferred Stock	●	●	●	●	●	●
Private Placements and Other Restricted Securities Risk	●	●	●	●	●	●
Real Estate Investment Trusts	●	●	●	●	●	●
Real Estate Securities Risk	●	●	●	●	●	●
Regulation of Commodity Interests	●	●	●	●	●	●
Repurchase Agreements	●				●	●
Reverse Repurchase Agreements	●				●	●
Rights Issues and Warrants	●	●	●	●	●	●
Secondary Offerings	●	●	●	●	●	●
Securities Lending	●	●	●	●	●
Securities of Investment Companies	●	●	●	●	●	●
“Special Situations” Companies Risk	●	●	●	●	●	●
Strategic Transactions, Derivatives and Synthetic Investments	●	●	●	●	●	●
Sustainable Investing Risk						●
Tax Reclaim Risk
Temporary Investments	●	●	●	●	●	●
U.S. Government Securities	●	●	●	●	●	●
When-Issued Securities and Delayed-Delivery	●	●	●	●	●	●

Type of Investment, Technique or Risk Factor	Dynamic Dividend Fund	Global Infrastructure Fund	International Small Cap Fund	Real Estate Fund
Adjustable, Floating and Variable Rate Instruments				●
Asset-Backed Securities				●
Borrowing	●	●	●	●
Business Development Companies (“BDCs”)	●			●
Closed-end Funds	●	●		●
Common Stock	●	●	●	●
Convertible Securities			●	●
Currency Transactions	●	●	●
Custody/Sub-Custody Risk	●	●	●	●
Cybersecurity Risk	●	●	●	●
Debt Securities			●	●
Depositary Receipts	●	●	●	●
Derivatives	●	●	●	●
Dividend Strategy Risk	●	●		●
Emerging Markets Securities	●	●	●
Equity-Linked Securities	●	●		●
Event Risk	●	●	●	●
Exchange-Traded Funds	●	●	●	●
Focus Risk		●	●
Foreign Commercial Paper				●
Foreign Currencies Risk	●	●	●	●
Foreign Government Securities
Foreign Securities	●	●	●	●
6   Additional Information on Portfolio Instruments and Investment Policies

Frontier Market Securities	●	●	●
Futures	●	●
Illiquid Investments Risk	●	●	●	●
Impact Investing Risk
Impact of Large Redemptions and Purchases of Fund Shares	●	●	●	●
Indexed Securities				●
Inflation/Deflation Risk	●	●	●	●
Initial Public Offerings	●	●	●	●
Interests in Publicly Traded Limited Partnerships	●	●	●	●
Market Events Risk	●	●	●	●
Medium Company, Small Company and Emerging Growth Securities	●	●	●	●
Money Market Instruments	●	●	●	●
Mortgage-Related Securities				●
Operational Risk	●	●	●	●
Options	●	●
Preferred Stock	●	●	●	●
Private Placements and Other Restricted Securities Risk	●	●	●
Real Estate Investment Trusts	●	●	●	●
Real Estate Related Securities Risk				●
Real Estate Securities Risk	●	●	●	●
Regulation of Commodity Interests	●	●	●	●
Rights Issues and Warrants	●	●	●	●
Secondary Offerings	●	●	●	●
Securities Lending		●	●	●
Securities of Investment Companies	●	●	●	●
“Special Situations”Companies Risk	●	●	●
Strategic Transactions, Derivatives and Synthetic Investments	●	●
Tax Reclaim Risk	●
Temporary Investments	●	●	●	●
U.S. Government Securities			●	●
When-Issued Securities and Delayed-Delivery	●	●	●	●

Type of Investment, Technique or Risk Factor	Infrastructure Debt Fund	High Income Opportunities Fund	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund
Adjustable, Floating and Variable Rate Instruments	●	●	●	●	●
Asset-Backed Securities	●	●	●	●	●
Bank Loans		●
Bank Obligations	●	●	●	●	●
Bonds with Warrants Attached	●	●
Borrowing	●	●	●	●	●
Bridge Loans	●	●
Catastrophe Bond	●	●	●	●	●
Common Stock	●	●
Convertible Securities	●	●
Corporate Obligations	●	●	●	●	●
Credit Linked Notes	●	●
Currency Transactions	●	●
Custody/Sub-Custody Risk	●	●
Cybersecurity Risk	●	●	●	●	●
Additional Information on Portfolio Instruments and Investment Policies   7

Type of Investment, Technique or Risk Factor	Infrastructure Debt Fund	High Income Opportunities Fund	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund
Debt Securities	●	●	●	●	●
Derivatives	●	●
Direct Debt Instruments		●
Distressed Securities		●	●	●
Emerging Markets Securities	●	●
Equity-Linked Securities	●	●
Eurodollar Instruments	●	●
European Sovereign Debt Risk	●	●
Event Risk	●	●
Exchange-Traded Funds	●	●	●	●	●
Foreign Commercial Paper	●	●
Foreign Currencies	●	●
Foreign Fixed Income Securities	●	●
Foreign Government Securities	●	●
Foreign Securities	●	●
Frontier Market Securities	●	●
Futures	●	●
Illiquid Investments Risk	●	●	●	●	●
Impact of Large Redemptions and Purchases of Fund Shares	●	●	●	●	●
Income Deposit Securities		●
Indexed Securities	●	●
Inflation/Deflation Risk	●	●	●	●	●
Inverse Floating Rate Instruments	●	●	●	●	●
LIBOR and Replacement Rates Risk	●	●
Loans	●	●	●	●	●
Market Events Risk	●	●	●	●	●
Medium Company, Small Company and Emerging Growth Securities	●	●
Money Market Instruments	●	●	●	●	●
Mortgage-Related Securities	●	●
Municipal Securities	●	●	●	●	●
Non-Deliverable Forwards	●	●
Operational Risk	●	●	●	●	●
Options	●	●
Pay-In-Kind Bonds and Deferred Payment Securities	●	●
Preferred Stock	●	●
Private Placements and Other Restricted Securities	●	●	●	●	●
Put Bonds	●	●	●	●	●
Real Estate Investment Trusts	●	●
Real Estate Securities Risk	●	●
Regulation of Commodity Interests	●	●	●	●	●
Repurchase Agreements	●	●
Reverse Repurchase Agreements	●	●
Rights Issues and Warrants	●	●	●	●	●
Securities Backed by Guarantees	●	●	●	●	●
Securities Lending	●	●	●	●	●
Securities of Investment Companies	●	●	●	●	●
8   Additional Information on Portfolio Instruments and Investment Policies

Type of Investment, Technique or Risk Factor	Infrastructure Debt Fund	High Income Opportunities Fund	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund
Short Sales		●
“Special Situations” Companies Risk	●	●
Standby Commitment Agreements	●	●	●	●	●
Strategic Transactions, Derivatives and Synthetic Investments	●	●
Structured Notes	●	●
Structured Securities	●	●	●	●	●
Supranational Entities	●	●
Swaps, Caps, Floors and Collars	●	●
Temporary Investments	●	●	●	●	●
Transactions Leverage Risk	●	●
Trust Preferred Securities	●	●
U.S. Government Securities	●	●	●	●	●
When-Issued Securities and Delayed-Delivery	●	●	●	●	●
Zero Coupon, Discount and Payment-In-Kind Securities	●	●	●	●	●

General Information about the Fund’s Portfolio Instruments and Investment Policies
The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Funds as well as certain risks to which the Funds are subject.
Adjustable, Floating and Variable Rate Instruments. Floating, adjustable rate or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third-party at par value prior to maturity.
The interest rates paid on the adjustable rate securities in which a Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, and the National Median Cost of Funds. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th Federal District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.
Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops. See “Municipal Securities” below for more information about auction rate securities.
Demand Instruments. Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.
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Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.
Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third-party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. abrdn Inc. (“abrdn Inc.” or the “Adviser”) will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third-party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.
Asset-Backed Securities. Asset-backed securities, issued by trusts and special purpose corporations, are pass-through securities, meaning that principal and interest payments, net of expenses, made by the borrower on the underlying asset (such as credit card or automobile loan receivables) are passed to a Fund. Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.
Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then-existing holdings of such securities. Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.
Several types of asset-backed securities have been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.
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A Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments. The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets. Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability. In addition, there may be no liquid market for such securities.
Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities’ weighted average life and may lower their return.
Bank Loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interests will primarily take the form of assignments purchased in the primary or secondary market, but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.
A Fund generally invests in floating rate loans directly through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the Secured Overnight Financing Rate (“SOFR”) or another rate based on the SOFR. The lending rate could also be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund’s net asset value (“NAV”) as a result of changes in interest rates.
When a Fund purchases an assignment, it generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated.
If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.
In the cases of a Fund’s investments in floating rate loans through participation interests, it may be more susceptible to the risks of the financial services industries. The Fund may also be subject to greater risks and delays than if the Fund could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to a Fund, it may be subject to loss of income and/or principal. Additionally, a Fund may not have
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any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which the Fund may have to enforce its rights may not have the same interests as the Fund.
The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.
The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income producing securities. Therefore, a Fund may have difficulty trading assignments and participations to third parties. There is also a potential that there is no active market to trade floating rate loans. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security.
Assignments and participations of bank loans also may be less liquid at times because of potential delays in the settlement process. Bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders. Settlement risk is heightened for bank loans in certain foreign markets, which differ significantly and may be less established from those in the United States. Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. loans and other debt securities. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements. If a Fund cannot settle or there is a delay in settling a purchase of a loan or other security, that Fund may miss attractive investment opportunities and certain assets may be uninvested with no return earned thereon for some period. In addition, that Fund may lose money if the value of the security then declines or, if there is a contract to sell the security to another party, the Fund could be liable to that party for any losses incurred. Furthermore, some foreign markets in which a Fund may invest in loans may not operate with the concept of delayed compensation, or a pricing adjustment payable by the parties to a secondary loan trade that settles after an established time intended to assure that neither party derives an economic advantage from the delay (established in the U.S. as T+7 and T+20 for par/near par trades and distressed trades, respectively). Where there is no delayed compensation, one party will typically bear the risk of the other’s delaying settlement for economic gain.
In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as a Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common law fraud protections under applicable state law.
Loan Participations and Assignments. A participation in commercial loans may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender.
When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary; however, the Fund may only be able to enforce its rights through the lender. The participation interests in which a Fund invests may not be rated by any nationally recognized statistical rating organization (“NRSRO”).
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the
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claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.
A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.
For purposes of a Fund’s concentration limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
A Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). In accordance with current federal securities laws, rules, and staff positions, to the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser in accordance with procedures established by the board of trustees of the Trust (the “Board of Trustees”), in an amount sufficient to meet such commitments.
A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.
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Delayed Funding Loans and Revolving Credit Facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.
There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including, credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet a Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid.
Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These risks could cause a Fund to lose money on its investment, which in turn could affect a Fund’s returns. A Fund may treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.
Bank Obligations. Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.
Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.
Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.
Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.
Bonds with Warrants Attached. Bonds with warrants attached are bonds issued as a unit with warrants. A Fund may dispose of the common stock received upon conversion of a convertible security or exercise of a warrant as promptly as it can and in a manner that it believes reduces the risk to the Fund of a loss in connection with the sale. A Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond.
Borrowing. Each Fund, to the extent permitted by its fundamental investment restrictions, may borrow money from banks. Each Fund will limit borrowings to amounts not in excess of 33⅓% of the value of the Fund’s total assets less liabilities (other than borrowings), unless a Fund’s fundamental investment restrictions set forth a lower limit. Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33⅓% limitation or fundamental investment restriction. Each Fund may borrow money as a
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temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. Investments in mortgage dollar roll and reverse repurchase agreements are not considered a form of borrowing where the Fund covers its exposure by segregating or earmarking liquid assets. Rule 18f-4 under the 1940 Act (“Rule 18f-4”) permits the Funds to treat reverse repurchase transactions either as borrowings or as “derivative transactions” subject to the risk-based limits of the rule, and does not require a Fund to maintain in a segregated account assets to meet its asset coverage requirements.
Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Bridge Loans. Bridge loans or bridge facilities are short-term loan arrangements (e.g., 12 to 18 months) typically made by a borrower in anticipation of intermediate-term or long-term permanent financing. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest into senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be secured or unsecured. Like any loan, bridge loans involve credit risk. Bridge loans are generally made with the expectation that the borrower will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the bridge loan investor to increased risk. A borrower’s use of bridge loans also involves the risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness. From time to time, a Fund may make a commitment to participate in a bridge loan facility, obligating itself to participate in the facility if it funds. In return for this commitment, a Fund receives a fee.
Business Development Companies (“BDCs”). BDCs are typically publicly-held, closed-end investment funds that are regulated by the 1940 Act. BDCs primarily lend to or invest in private or thinly-traded companies. They also offer managerial assistance to the companies in which they invest. BDCs must adhere to various substantive regulatory requirements under the 1940 Act. For example, the 1940 Act restricts the types of assets in which a BDC may invest (i.e., at least 70% of the BDC’s total assets must be “qualifying assets,” as defined in the 1940 Act). The 1940 Act also regulates how BDCs employ “leverage” (i.e., how BDCs use borrowed funds to make investments). Because the 1940 Act applies unique “coverage ratio” tests to BDCs, BDCs may incur more debt than other regulated closed-end investment companies. Specifically, on one hand, the total assets of a closed-end investment company (other than a BDC) must exceed the fund’s outstanding debt by at least 300%. On the other hand, the total assets of a BDC must exceed the BDC’s outstanding debt by only 200%, thereby allowing a BDC to employ more leverage than other regulated closed-end investment companies. Leverage magnifies the potential for gain and loss on amounts invested and, as a result, increases the risks associated with the securities of leveraged companies.
Privately-held and thinly-traded companies are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as “high-yield” or “junk.” The revenues, income (or losses) and valuations of these companies can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, the fair value of a BDC’s investments in privately-held or thinly-traded companies often is not readily determinable. Although each BDC’s board of directors is responsible for determining the fair value of these securities, the uncertainty regarding fair value may adversely affect the determination of the BDC’s NAV. This could cause a Fund’s investments in a BDC to be inaccurately valued. BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a leveraged BDC’s securities. Leverage is generally considered a speculative investment technique. Moreover, BDCs’ management fees, which are generally higher than the management fees charged to other funds, are normally payable on gross assets, including those assets acquired through the use of leverage. This may give a BDC’s investment adviser a financial incentive to incur leverage.
Catastrophe Bond. A catastrophe bond (“cat bond”) is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe such as a hurricane or earthquake. If an “issuer,” such as an insurance company or reinsurance company (a company that insures insurance companies), wants to transfer some or all of the risk it assumes in insuring a catastrophe, it can set up a separate legal structure—commonly known as a special purpose vehicle (“SPV”). Foreign governments and private companies also have sponsored cat bonds as a hedge against natural disasters.
The SPV issues cat bonds and typically invests the proceeds from the bond issuance in low-risk securities, such as in investment grade money market or treasury funds, which are those rated Aaa by Moody’s Investors Service Inc. (“Moody’s”) or AAA by Fitch, Inc. (“Fitch”) or a comparable rating by another NRSRO (the collateral). The earnings on these low-risk securities, as well as insurance premiums paid to the issuer, are used to make periodic, variable rate interest payments to investors.
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As long as the natural disaster covered by the bond does not occur during the time investors own the bond, investors will receive their interest payments and, when the bond matures, their principal back from the collateral. Most cat bonds generally mature in three years, although terms range from one to five years, depending on the bond.
If the event does occur, however, the issuer’s right to the collateral is “triggered.” This means the issuer receives the collateral, instead of investors receiving it when the bond matures, causing investors to lose most—or all—of their principal and unpaid interest payments. You may hear this described as a “credit cliff.” When this happens, the SPV might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the bond, the extension can last anywhere from three months to two years or more. In some cases, cat bonds cover multiple events to reduce the chances that investors will lose all of their principal.
Each cat bond has its own triggering event(s), which is(are) spelled out in the bond’s offering documents. These documents typically are only available to purchasers or potential purchasers, however, because cat bonds are not subject to the Securities and Exchange Commission’s (“SEC”) registration and disclosure requirements. A number of different types of triggers have developed. The question of whether a triggering event occurred—or the true meaning of a triggering event—can be complex and could wind up being litigated and require a ruling from a court. This in turn may add additional uncertainty to the way these securities perform.
Because cat bond holders face potentially huge losses, cat bonds are typically rated BB, or “non-investment grade” by credit rating agencies such as Fitch, Moody’s and Standard & Poor’s Global Ratings (“Standard & Poor’s”). Non-investment grade bonds are also known as “high yield” or “junk” bonds. These ratings agencies, as well as sponsors and underwriters of cat bonds, rely heavily on a handful of firms that specialize in modeling natural disasters. These “risk modeling” firms employ meteorologists, seismologists, statisticians, and other experts who use large databases of historical or simulated data to estimate the probabilities and potential financial damage of natural disasters.
The potential advantages of cat bonds are that they are not closely linked with the stock market or economic conditions and offer significant attractions to investors. For example, for the same level of risk, investors can usually obtain a higher yield with cat bonds relative to alternative investments. Another potential benefit is that the insurance risk securitization of cat bonds shows no correlation with equities or corporate bonds, meaning they may provide a good diversification of risks.
As with any financial instrument, cat bonds also present risks, which include the following:
Credit Cliff: A cat bond can cause the investor rapidly to lose most or all of his or her principal and any unpaid interest if a triggering event occurs. The high yield will not make investors whole if the triggering event actually occurs.
Modeling Risk: Prices, yields and ratings of cat bonds rely almost exclusively on complex computer modeling techniques, which in turn are extremely sensitive to the data used in the models. The quality and quantity of data vary depending on the catastrophe.
Liquidity Risk: Secondary trading for cat bonds is very limited, so in a pinch an investor may not be able to sell. In addition, the secondary transactions that do occur are privately negotiated, so pricing information is not generally available to the public. In addition, as noted, the maturity of some cat bonds can be extended during the worst possible time—when a trigger may have occurred, which can cause the bonds’ value to plummet, potentially making them even harder to sell.
Unregistered Investments: Most cat bonds are issued in offerings pursuant to Rule 144A under the Securities Act (“Rule 144A”), which are available only to large institutional investors and are not subject to the SEC’s registration and disclosure requirements. As a result, many of the normal investor protections that are common to most traditional registered investments are missing. For example, issuers of cat bonds are not required to file a registration statement or periodic reports with the SEC, unlike issuers of registered bonds. While general prohibitions against securities fraud apply to Rule 144A offerings, the lack of public disclosure may make it difficult to obtain and evaluate the information used to price and structure cat bonds.
Closed-end Funds. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.
Common Stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, general economic or financial market movements, or the occurrence of political, geopolitical, social or economic events affecting issuers. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents. A Fund may also receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock. In such situations, a Fund will hold the common stock at the Adviser’s discretion.
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Convertible Securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.
The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.
Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).
Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.
Contingent Convertible Securities. Certain Funds may invest in contingent convertible securities, or “CoCos”. These securities are usually deeply subordinated instruments with long maturities that contain a conversion mechanism that is governed by the issuer’s ability to meet certain minimum financial and accounting ratios as promulgated by statutory regulatory authorities such as banking regulators or macro prudential regulatory authorities. If the issuer triggers the CoCo’s conversion mechanism, the contingent convertible security’s principal may be (1) permanently written off in total, (2) temporarily written off in total or in part with principal reinstatement contingent upon the issuer re-attaining compliance with statutorily required financial and accounting ratios, or (3) converted into common equity or into a security ranking junior to the contingent convertible security. In any or all of these circumstances, the CoCo’s value may be partially or completely impaired either temporarily or permanently.
Many, but not all, contingent convertible securities are rated as speculative or ‘High Yield’ by NRSROs. Like many other fixed income securities, the contingent convertible security’s market value tends to decline as interest rates rise and tends to rise as interest rates fall. Because of the CoCo’s subordinated status within the issuer’s capital structure, market value fluctuations may be greater than for other more senior securities issued by the issuer. Also the contingent convertible security’s value may fluctuate more closely with the issuer’s equity than with its debt given the CoCo’s subordination and given the embedded conversion mechanism. Because most CoCo conversion mechanisms are triggered by the issuer failing to meet minimum financial and accounting thresholds due to financial stress, unforeseen economic conditions, or unforeseen regulatory changes (among others), there is risk that the contingent convertible security will lose most if not all of its value upon conversion.
In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo. The write down of the par value would
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occur automatically and would not entitle the holders to seek bankruptcy of the company. In certain versions of the instruments, the notes will write down to zero under certain circumstances and investors could lose everything, even as the issuer remains in business.
Corporate Obligations. Investment in corporate debt obligations involves credit and interest rate risk. The value of fixed income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise. Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility. Longer term bonds are, however, generally more volatile than bonds with shorter maturities.
Credit Linked Notes. Credit linked securities are generally issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, credit linked securities may be used as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.
Like an investment in a bond, investments in credit linked securities generally represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.
Currency Transactions. A Fund may engage in currency transactions as described in the prospectus or this SAI. Generally, except as provided otherwise, a Fund may engage with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A Fund may enter into currency transactions with creditworthy counterparties that have been approved by the Adviser’s Counterparty Credit Risk Department in accordance with its Credit Risk Management Policy.
Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
In general, in accordance with current federal securities laws, rules, and staff positions, the Funds cover their daily obligation requirements for outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund segregates cash. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the ear-marked or segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts.
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Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to the lesser of some or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.
Proxy-Hedge. A Fund may also enter into a position hedge transaction in a currency other than the currency being hedged (a “proxy hedge”). A Fund may enter into a proxy hedge if the Adviser believes there is a correlation between the currency being hedged and the currency in which the proxy hedge is denominated. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. This type of hedging entails an additional risk beyond a direct position hedge because it is dependent on a stable relationship between two currencies paired as proxies. Overall risk to a Fund may increase or decrease as a consequence of the use of proxy hedges.
Currency Hedging. While the value of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.
A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency contracts with respect to portfolio security positions.
The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.
Position Hedge. A Fund may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. Dollar by entering into forward foreign currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency and buying U.S. Dollars or by participating in options or future contracts with respect to the currency. Such transactions do not eliminate fluctuations caused by changes in the local currency prices of security investments, but rather, establish an exchange rate at a future date. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time they tend to limit any potential gain which might result should the value of such currencies increase. The Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar.
Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve currency risk equivalent to currency forwards.
Currency Options. A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a
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foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund may also write covered options on foreign currencies. For example, to hedge against a potential decline in the U.S. Dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging.
Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While a Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies may be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund may be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.
New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments – Risks of Strategic Transactions Inside the U.S.”
See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.
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Custody/Sub-Custody Risk. To the extent that the Fund invests in markets where custodial and/or settlement systems are not fully developed, the Fund is subject to foreign custody/sub-custody risk. Foreign custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets that are less developed than those in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non- U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.
Cybersecurity Risk. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, artificial intelligence spoofing, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems. The use of cloud-based service providers could heighten or change these risks.
Cybersecurity incidents affecting the Fund’s Adviser, other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and shareholders, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result. In addition, work-from-home arrangements by the Fund, the Adviser or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or their service providers susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Debt Securities.
Debt Securities Generally.
The principal risks involved with investments in debt securities include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Changing interest rate environments (whether downward or upward) impact the various sectors if the economy in different ways. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero. A Fund may be subject to heightened levels of interest rate risk because the U.S. Federal Reserve (“the Fed”) has sharply raised interest rates from relatively low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as
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mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.
Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).
Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by NRSROs, such as Standard & Poor’s or Moody’s. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but a Fund also relies upon the independent advice of the Adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history. Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.
Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but the Adviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.
Investment Grade Debt Securities. The Funds may purchase “investment grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard & Poor’s or Fitch or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser. For the avoidance of doubt, bonds rated Baa3 by Moody’s or BBB- by Standard & Poor’s or BBB- by Fitch are considered to be investment grade. In general, but not always, investments in securities rated in the BBB category tend to have more risk than securities in the A, AA or AAA categories due to greater exposure to, among other things: adverse economic conditions; higher levels of debt; or more volatile industry performance. Securities within the BBB category can also experience greater market value fluctuations over time. To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income that may be available at lower grades.
Lower Quality (High-Risk) Debt Securities. Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds or high yield securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated below Baa3 by Moody’s or below BBB- by Standard & Poor’s or Fitch, (ii) commercial paper rated at or below C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality as determined by the Adviser. The lower the ratings of such lower-quality securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including a higher possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.
Lower-quality securities are also considered to be at risk of, among other things: failing to attain improved credit quality and NRSRO investment grade rating status; having a current identifiable vulnerability to default or to be in default; not having the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions; or, being in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Issuers of lower-quality securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often
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subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s NAV. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.
A Fund may have difficulty disposing of certain lower-quality securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets. Market quotations generally are available on many lower-quality issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.
Credit quality (or perceived credit quality) in the lower-quality securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of a Fund to retain or dispose of such security.
Prices for lower-quality securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.
A portion of the lower-quality securities acquired by a Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances, a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.
Information Concerning Duration. Duration is a risk measure that describes how much the price of a fixed income security changes given a change in the level of interest rates. Duration was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity”, which had been used historically in the market as rough measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.
Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.
Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.
There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Funds’ will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.
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The change in market value of U.S. Government fixed income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.
Newly Issued Debt Securities. New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, a Fund will not accrue any income on these securities prior to delivery. Rule 18f-4 under the 1940 Act provides that funds may invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions will not be deemed to involve a senior security, and thus generally will not require the Fund to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.
Depositary Receipts. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.
A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
In addition, the issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact a Fund’s performance.
Derivatives. Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index, a currency (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate) or other reference asset. A Fund typically uses derivatives as a substitute for taking a position or reducing exposure to underlying assets. A Fund may invest in derivative instruments including the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), forward contracts, structured notes, and other equity-linked derivatives. A Fund may use derivative instruments for
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hedging (offset risks associated with an investment) purposes. A Fund may also use derivatives for non-hedging purposes to seek to enhance returns. When a Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fixed income derivatives are subject to interest rate risk. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. A Fund may also take a short position through a derivative. A Fund may increase its use of derivatives in response to unusual market conditions.
Derivatives can be volatile and may involve significant risks, including:
Accounting risk – the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.
Correlation risk – if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.
Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.
Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. Dollar terms) of an investment.
Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.
Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
Liquidity risk – the risk that certain derivative instruments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the instrument is currently worth. In addition, a Fund may need to sell portfolio securities at an inopportune time to satisfy margin or payment obligations under derivatives transactions.
Operational risk – derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.
Short position risk – a Fund will incur a loss from a short position if the value of the reference asset increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. If a Fund engages in a short derivatives position, it may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.
Tax risk – derivatives raise issues under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) requirements for qualifications as a regulated investment company.
Valuation risk – depending on their structure, some categories of derivatives may present special valuation challenges. For example, valuation of derivatives may be affected by considerations such as volatility, leverage, default risk and lack of trading on a recognized market, among other things.
The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways, each of which may affect valuation.
OTC risk – Derivatives may generally be traded OTC, through a swap execution facility (“SEF”), or on an exchange. Derivatives traded through a SEF or exchange generally must be centrally cleared through a regulated clearing agency, and derivatives traded OTC may be centrally cleared, but typically are not. OTC derivatives are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. Funds entering in cleared or non-cleared OTC derivatives must post variation margin. Starting in September 2021, rules requiring counterparties to OTC derivatives, such as the Funds, to post initial margin have started to go into effect and will be phased in through 2022. The Funds
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currently may agree to post initial margin to counterparties even though not required as a regulatory matter. The Funds are subject to counterparty risk when trading OTC derivatives. In order to mitigate the risk that the Funds will not be able to collect amounts due to the Funds upon bankruptcy of the counterparty, the Funds continuously evaluate the creditworthiness of counterparties and enter into master netting agreements in respect to OTC derivatives that allow the Funds to close out the contracts upon the bankruptcy of the counterparty and net exposures. As a result of Title II of the Dodd-Frank Act (as defined below) and regulations imposed by the U.S. prudential regulators, when transacting with counterparties subject to regulation by the bank regulators, the Funds must enter into contractual provisions that suspend or stay the Funds’ rights to close out in cases when the counterparty is subject a resolution bankruptcy proceeding and are restricted in exercising cross-default rights and certain other default rights.
Risk of Government Regulation of Derivatives – It is possible that additional government regulation of various types of derivatives instruments and regulation of certain market participants’ use of such instruments may impact or prevent a Fund’s use of such instruments and/or adversely affect the value of derivatives or Fund performance. In addition, capital requirements imposed on Fund counterparties to increase the cost of entering into certain derivatives transactions, and margin requirements may require more assets of a Fund to be used for collateral in support of those derivatives. Regulations are now in effect that require dealers in derivatives subject to regulation by the CFTC (such as interest rate swaps, swaps on broad-based securities indices and swaps on broad-based indices of credit-default swaps) to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund, to trade report the transactions, to clear the derivatives through a clearing agency and to comply with a number of business conduct and other requirements. With respect to transactions in swaps and security-based swaps with dealers in derivatives that are regulated by the U.S. prudential regulators, the Funds are subject to margin posting and collection. However, security-based swap dealers subject to regulation by the SEC are not yet subject to margining, trade reporting, central clearing and trading and other requirements but are expected to be in the near future. In addition, as noted above, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.
In October 2020, the SEC adopted new regulations, that became effective in August of 2022, applicable to the Funds’ use of derivatives, short sales, reverse repurchase agreements, and certain other transactions that, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of directors of the Fund. However, subject to certain conditions, Funds that do not invest heavily in derivatives may qualify as limited derivatives users and are not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and coverage framework arising from prior SEC guidance for covering derivatives and certain financial instruments. The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value.
See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.
Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.
When a Fund participates in a direct loan it will be lending money directly to an issuer. Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders. Direct loans typically offer better security and structural terms than other types of high yield securities. Direct debt obligations are often the most senior obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.
Trade claims are unsecured rights of payment arising from obligations other than borrowed funds. Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers. Trade claims typically may sell at a discount. In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid, and pricing can be volatile.
Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower. A Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal. The value of a Fund’s investments may be adversely affected if scheduled interest or principal payments are not made. Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed. Investments in direct debt instruments also involve interest rate risk and liquidity risk. However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats. To the extent the direct debt instruments in
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which a Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund’s ability to dispose of them when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund’s portfolio and calculating its NAV. In order to lessen liquidity risk, a Fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Fund’s net assets to be illiquid. Trade claims may also present a tax risk to the Fund.
A Fund will not invest in trade claims if it affects the Fund’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.
Distressed Securities. Distressed securities generally trade significantly below “par” or full value because investments in such securities and debt of distressed issuers or issuers in default are considered speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Dividend Strategy Risk. There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
A Fund may hold securities for short periods of time related to the dividend payment periods for those securities and may experience loss during these periods. There is the possibility that the anticipated acceleration of dividend could not occur.
Dollar Roll Transactions. Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date. In accordance with current federal securities laws, rules, and staff positions, a Fund will segregate cash or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into dollar rolls may subject a Fund to additional interest rate sensitivity. If the segregated assets are cash equivalents that mature prior to the dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase.
Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a Fund (see “Borrowing”) because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging the Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.
Dollar rolls may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related dollar roll or reverse repurchase agreements. Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.
The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Fund is able to purchase them. Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a
Additional Information on Portfolio Instruments and Investment Policies   27

similar, but not identical security to a Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
Emerging Markets Securities. Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.
The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.
The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid investments. Conversely, a Fund’s inability to dispose fully and promptly of positions in declining markets could cause the Fund’s NAV to decline as the value of the unsold positions is marked to lower prices. In addition, a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.
Investments in the securities of issuers located in emerging markets could also be affected by risks associated with pervasiveness of corruption and crime, armed conflict (e.g., the ongoing Russian-Ukraine conflict), the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, less publicly available financial and other information. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals in response to geopolitical tensions or conflicts may adversely affect the value of the Fund’s foreign holdings. The type and severity of sanctions and other similar measures are difficult to measure or predict.
Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.
The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.
Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
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Certain countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.
Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.
The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.
Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. The economic and political environment has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports.
Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.
Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.
Asian Risk. Certain Funds may invest their assets in Asian securities, and those Funds may be subject to general economic and political conditions in Asia. Certain Funds may invest a significant portion of their assets in Asian securities, and those Funds may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Asia that an investor should consider include the following:
Political, Social and Economic Factors. Some parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.
Some Asian economies are reliant on exports in varying degrees as a major contribution to economic growth and as such may be affected by developments in the economies of their principal trading partners. These economies may be accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of Asia.
Some Asian economies have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply. Other economies such as Indonesia and Malaysia, for example, are commodity exporters susceptible to world prices for their commodity exports, including crude oil.
Some governments in the Asian region are authoritarian in nature and influenced by security forces. For example, during the course of the last twenty-five years, certain governments in the region have been installed or removed as a result of military coups while others have periodically demonstrated their repressive police state nature. Disparities of
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wealth, among other factors, have also led to social unrest in some Asian countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Myanmar, Pakistan and Sri Lanka, have created social, economic and political problems.
Several Asian countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea and the two countries technically remain in a state of war. In addition, North Korea’s nuclear weapons program has caused an increased level of risk of military conflict in the area.
There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Funds held in foreign countries. Governments in certain Asian countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of a Fund’s securities and its share price.
Market Characteristics. Most of the securities markets of Asia have substantially less volume than the NYSE, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in Asia, such as those in China, are in the early stages of their development. Many companies traded on securities markets in Asia are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating NAVs, and sometimes also an inability to buy and sell securities. Market quotations on many securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. To the extent that any of the Asian countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.
Brokerage commissions and other transaction costs on securities exchanges in Asia are generally higher than in the U.S. Settlement procedures in certain Asian countries are less developed and reliable than those in the U.S. and in other developed markets, and a Fund may experience settlement delays or other material difficulties. Securities trading in certain Asian securities markets may be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations. The foregoing factors could impede the ability of a Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the NAV of shares of the Fund.
There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian countries than exists in the United States. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Asian countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Less information will, therefore, be available to a Fund than in respect of investments in the U.S. Further, in certain Asian countries, less information may be available to a Fund than to local market participants. Brokers in Asian countries may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress.
In addition, accounting and auditing standards applied in certain Asian countries frequently do not conform with the generally accepted accounting principles (“GAAP”) used in the United States. The use of some accounting policies, such as the constant purchasing power method, can cause distortion in some cases. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.
Energy. Asia has historically depended on oil for most of its energy requirements. Certain Asian countries are highly dependent on imported oil. In the past, oil prices have had a major impact on Asian economies. Oil prices are generally subject to extreme volatility. Continuing increases in levels of worldwide oil and gas reserves and production may further depress the value of investments related to the natural resources industry. This trend is causing producers to curtail production or reduce capital spending for exploration activities. This could increase the time period a Fund would need to see a realization of its investments in the energy industry.
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Natural Disasters. The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunamis), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist. The long-term economic effects of such geological factors on the Asian economy as a whole, and on a Fund’s investments and share price, cannot be predicted.
Investing in China. In addition to the risks listed above under “Foreign Securities,” “Emerging Markets Securities” and “Asian Risk,” investing in China presents additional risks. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war and social unrest); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging market economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. Dollars; (j) greater governmental involvement in and control over the economy, including over securities exchanges; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments. Investments in China may subject a Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Funds, directly or indirectly, including by reducing the after-tax profits of companies in China in which a Fund invests. Chinese taxes that may apply to a Fund’s investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Funds.
In December 2020, the U.S. Congress passed the Holding Foreign Companies Accountable Act (“HFCAA”). The HFCAA provides that after three consecutive years of determinations by the U.S. Public Company Accounting Oversight Board (“PCAOB”) that positions taken by authorities in China obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People’s Republic of China to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. To the extent the PCAOB remains unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent a Fund invests in the securities of a company whose securities become subject to a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected.
Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China (“PRC”) by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market.
Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. Uncertainty over Hong Kong’s political future arising from interactions with China has resulted in social unrest, which could in turn cause uncertainty in the markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However,
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it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Funds’ NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV.
The Chinese economy has grown rapidly in the past but there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. An economic downturn in China or geopolitical tensions involving China could adversely impact investments in Chinese or Chinese-related issuers because, among other possibilities, certain Chinese issuers may be sanctioned by the U.S. government in the event of a geopolitical tension. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Chinese authorities may intervene in the China Securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China Securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.
The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Historically, investments in stocks, bonds, and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments (collectively referred to as “China Securities”) approved by the China Securities Regulatory Commission (“CSRC”) were not eligible for investment by non-Chinese investors. However, the CSRC may grant qualified foreign institutional investor (“QFII”) licenses and renminbi qualified foreign institutional investor (“RQFII”) licenses that allow non-Chinese institutional investors to invest in China securities. Each QFII and RQFII license holder is authorized to invest in China Securities only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”). The provisions regarding such quotas may be subject to change with little or notice given by SAFE. abrdn Asia Limited (“aAL”), a Sub-adviser to some of the Funds, has received a QFII license and an RQFII license and specified quotas to be invested in China Securities, the QFII quota specifically referring to a nominee quota in this instance (the “QFII Quota” and “RQFII Quota” respectively).
Although China law permits the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder. As a result, there is a risk that creditors of aAL may assert that aAL, and not the individual fund, is the legal owner of the securities and other assets in the accounts. aAL has obtained a legal opinion from Chinese counsel confirming that, as a matter of Chinese law, aAL as QFII license holder has no ownership interest in the assets in a Fund account held as a nominee account and the relevant Fund will be ultimately and exclusively entitled to ownership of the assets in such nominee accounts. Nonetheless, if a court upholds a creditor’s assertion that the assets held under the QFII Quota belong to aAL as license holder, then creditors of aAL could seek payment from the China Securities held under the QFII Quota.
Variable Interest Entities. A Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Because of Chinese governmental restrictions on non- Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as a Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.
Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company
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whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts a Fund’s ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company’s earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (PCAOB) or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and a fund could incur significant losses with no recourse available.
QFII Regulations. The QFII Quota for investment in China Securities is measured by aAL’s investments across all accounts that it manages that are invested in China Securities using the QFII Quota. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. SAFE retains its power to exercise macro prudential supervision over the repatriation of capital by QFIIs, based on China’s financial situation, foreign exchange market supply and demand and international balance of payment position. The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied and the regulations can be changed at any time.
RQFII Regulations. Where a Fund is invested through aAL’s RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time (“RQFII Regulations”). Currently, there is no regulatory prior approval requirement for repatriation of funds from aAL’s RQFII Quota. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. However, there is no certainty that regulatory restrictions will not be imposed on the repatriation of funds in the future. The RQFII license and the RQFII Regulations may be changed by the CSRC with little or no notice. The application and interpretation of the RQFII Regulations by the CSRC and SAFE are subject to uncertainty.
RQFII Regulations apply to aAL’s RQFII Quota as a whole. Thus, violations of the RQFII Regulations related to any additional RQFII quota obtained by aAL that is not allocated to a Fund could result in the revocation of or other regulatory action in respect of the RQFII quota held by aAL as a whole. Likewise, the ability of a Fund to make investments and/ or repatriate monies from aAL’s RQFII quota may be affected adversely by the activities of other investors utilizing any additional RQFII quota obtained by aAL.
RQFII Systems Risk. The prevailing rules and regulations governing RQFIIs under the RQFII Regulations impose restrictions on investments and other operational aspects of investments which will restrict or affect a Fund’s investments. RQFII Eligible Securities are generally subject to the following restrictions:

i.	each RQFII’s investment in one listed company should not exceed 10% of the total outstanding shares of that company; and

ii.	the total shares held by all RQFIIs in the RQFII Eligible Securities of one listed company should not exceed 30 per cent of the total outstanding shares of that company.

However, strategic investments in listed companies listed on the Chinese Stock Exchanges in accordance with the “Measures for the Administration of Strategic Investment of Foreign Investors in Listed Companies” are not subject to the above limits. Such rules and restrictions imposed by the Chinese government on RQFIIs may have an adverse effect on a Fund’s liquidity and performance. aAL may select up to three PRC brokers (each a “PRC Broker”) to act on its behalf in each of the Shanghai Stock Exchange and Shenzhen Stock Exchange. In the event of any default of either the relevant PRC Broker or the custodian appointed in respect of a Fund (the “PRC Custodian”) (directly or through its delegate) in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, a Fund may encounter delays in recovering its assets, which may in turn adversely impact the NAV of such Fund.
China Interbank Bond Market. Certain Funds may transact in the China Interbank Bond Market (“CIBM”) when buying or selling portfolio securities for the Funds. The China bond market is made up of the CIBM and the exchange listed bond market. The CIBM was established in 1997. Currently, approximately 90% of PRC bond trading activity takes place in the CIBM, and the main products traded in this market include government bonds, central bank papers, policy bank bonds and non-financial firms’ medium-term notes. The China bond market is made up of the CIBM and the exchange listed bond market.
The CIBM was established in 1997 and was limited to domestic participants, but access to the market has since been expanded to foreign institutional investors. To the extent permissible by the relevant regulations or authorities, the Fund may invest in the CIBM through CIBM Direct or Bond Connect. Under the CIBM Direct regime, foreign institutional investors have direct access to bonds traded on the CIBM, subject to the relevant rules established by the People’s Bank of China (“PBOC”) (“CIBM Direct Rules”). An onshore trading and settlement agent shall be engaged to make the filing on behalf of the relevant Fund and conduct trading and settlement agency services for the Fund. PBOC will exercise on-going supervision on the onshore settlement agent and the Fund’s trading under the CIBM Direct Rules and may take
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relevant administrative actions such as suspension of trading and mandatory exit against the Fund and/or aAL in the event of any incompliance with the CIBM Direct Rules. The CIBM Direct Rules are relatively new and are still subject to continuous evolvement, which may adversely affect the Fund’s capability to invest in the CIBM.
Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in prices of debt securities traded on such market fluctuating significantly. The bid and offer spreads of the prices of the PRC bonds may be large, and Funds transacting in the CIBM may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.
Stock Connect. In recent years, non-Chinese investors, including certain of the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. They facilitate foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. These could include limitations on trading or suspension of trading. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Fund’s rights with respect to the securities. As Stock Connect Programs are relatively new there are no assurances that the necessary systems to run the programs will function properly.
Stock Connect Programs are subject to aggregate and daily quota limitations on purchases and a Fund may experience delays in transacting via Stock Connect Programs. Once the daily quota is reached, the remaining orders for that day are rejected, however, the Fund would still be permitted to sell A-shares regardless of the daily quota. A-shares obtained on Stock Connect Programs may only be sold, purchased or otherwise transferred through Stock Connect Programs. Stock Connect Programs only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Fund may not be able to acquire or dispose of A-shares through Stock Connect in a timely manner, which could adversely affect the Fund’s performance. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk and credit risk.
Hong Kong. Investment in Hong Kong issuers may subject a Fund to legal, regulatory, and political risks, specific to Hong Kong. Hong Kong is closely tied to China, economically and politically, following the UK’s 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong’s legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong’s evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption. By treaty, China has committed to preserve Hong Kong’s high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, there continues to exist political uncertainty within Hong Kong. For example, in June 2020 China adopted a new security law that severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on certain Hong Kong officials for cracking down on pro-democracy protests. There is no guarantee that additional protests will not arise in the future or whether the United States will respond to such protests with additional sanctions. Further, any changes in the Chinese economy, trade regulations, or control over Hong Kong may have an adverse impact on Hong Kong’s economy and thereby impact a Fund.
Latin America. The economies in Latin America are considered emerging market economies. As a result, investing in Latin America imposes risks greater than, or in addition to, the risks of investing in more developed foreign markets. Most economies in Latin America have historically been characterized by high levels of inflation, including, in some cases, hyperinflation and currency devaluations. In the past, these conditions have led to high interest rates, extreme measures by governments to limit inflation, and limited economic growth. Although inflation in many countries has lessened, the economies of the Latin American region continue to be volatile and characterized by high interest rates and unemployment. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals and metals represent a significant percentage of Latin American exports.
The economies of many Latin American countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Since the early 1990s most governments in the Latin American region have transitioned from protectionist policies to policies that promote regional and global exposure. Many countries in the Latin American region have reduced trade barriers and are parties to trade agreements, although there is no guarantee that this trend will continue. Many countries in the Latin American region are dependent on the United States economy, and any declines in
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the United States economy are likely to affect the economies throughout the Latin American region. Mexico is particularly vulnerable to fluctuations in the United States economy because the majority of its exports are directed to the United States. In addition, China is a major buyer of Latin America’s commodities and a key investor in South America, and therefore, conditions in China may significantly impact the economy of the Latin American region.
Many Latin American countries are dependent on foreign loans from developed countries and several Latin American countries are among the largest debtors among emerging market economies. To the extent that there are rising interest rates, some countries may be forced to restructure loans or risk default on their obligations, which may adversely affect securities markets. Some central banks have recently eased their monetary policies in response to liquidity shortages, but Latin American countries continue to face significant economic difficulties as a result of their high level of indebtedness and dependence on foreign credit.
The economies of certain Latin American countries have experienced high interest and inflation rates, economic volatility, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region are particularly sensitive to fluctuations in commodity prices. The economies of Latin American countries are heavily dependent on trading relationships with key trading partners, including the U.S., Europe, Asia and other Latin American countries. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, in the past, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. For example, the government of Brazil imposes a tax on foreign investment in Brazilian stocks and bonds, which may affect the value of the Fund’s investments in the securities of Brazilian issuers.
Structural Risk. Certain Latin American countries are subject to a considerable degree of economic, political and social instability, which could adversely affect investments in the Fund.
Economic Risk. Certain Latin American countries have experienced economic instability resulting from periods of high inflation and currency devaluations.
Political and Social Risk. Certain Latin American countries have experienced periods of instability and social unrest in the past. For example, Mexico has been destabilized by local insurrections, social upheavals and drug related violence. Disparities of wealth, the pace and success of democratization and capital market development and ethnic, religious and racial disaffection may exacerbate social unrest, violence and labor unrest in a number of Latin American countries. Certain Latin American countries experience significant unemployment in certain regions, as well as widespread underemployment.
Russia. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.
In particular, investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions. Such sanctions – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments in Russian companies or instruments tied to Russian companies may be prohibited and/or existing investments may become illiquid (e.g., in the event that a Fund is prohibited from transacting in certain existing investments tied to Russia), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. It is also possible that such sanctions may prevent U.S.-based entities that provide services to a Fund from transacting with Russian entities. Under such circumstances, a Fund may not receive payments due with respect to certain investments, such as the payments due in connection with the Fund’s holding of a fixed income security. The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government.
Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.
Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. In February 2022, the Russian military invaded Ukraine, which amplified existing geopolitical tensions among Russia, Ukraine, Europe, and many other countries including the U.S. and other members of the North Atlantic Treaty Organization (“NATO”). Russia’s invasion of Ukraine has led to, and additional Russian military actions may lead to further or additional sanctions being levied by the United States, the United Kingdom, and members of the EU against
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Russia. In particular, U.S. sanctions prohibit any “new investment” in Russia which is defined to include any new purchases of Russian securities. U.S. persons also are required to freeze securities issued by certain Russian entities identified on the List of Specially Designated Nationals, which includes several large publicly traded Russian banks and other companies. Russia has issued various countermeasures that affect the ability of non-Russian persons to trade in Russian securities. In addition, a number of large corporations and U.S. and foreign entities have divested interests or otherwise curtailed business dealings in Russia or with certain Russian business or announced plans to do so. Russia’s military incursion and the resulting sanctions have and could further adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to issuers in Russia or the adjoining geographic regions.
An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the ongoing Russian-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia’s natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, Russian interference in the internal political affairs of current or potential EU members or of the EU itself, externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activities. Russia’s war against Ukraine remains ongoing as of the date of this SAI, and the extent and duration of this war and the resulting sanctions’ impact on markets remains impossible to predict but could be substantial.
Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors because of less stringent auditing and financial reporting standards that apply to companies operating in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.
Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still can occur. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence, or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent by inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.
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The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. Any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk. Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
Equity-Linked Securities. A Fund may invest in equity-linked securities, including, but not limited to, participation notes, and certificates of participation. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to a Fund’s restrictions on investments in foreign securities. In addition, a Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.
Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and a Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction costs. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to a Fund’s percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.
Eurodollar Instruments. Eurodollar instruments are U.S. Dollar-denominated futures contracts or options thereon, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund may invest in Eurodollar instruments for hedging purposes or to enhance potential gain. Additionally, Eurodollar instruments are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issues.
Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues. However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.
European Sovereign Debt Risk. European banks have historically held significant investments in the sovereign debt of European countries. Since late 2009, concern has been rising about the escalating government debt levels in certain European countries. More recently, the ratings agencies initiated a series of downgrades of the sovereign debt of various European countries. Troubled economies in Europe coupled with the European debt downgrades have increased
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concerns about the possibility of default. A government’s default on its debt could cause the value of securities held by a Fund to decline significantly. See “Market Events Risk,” below, for additional discussion of factors that may affect he economies of Europe.”
Event Risk. Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt. Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.
Exchange-Traded Funds (“ETFs”). ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad-based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, a Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.
Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, a Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.
Gains or losses on a Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.
An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.
If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to a Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. Rule 12d1-4 under the 1940 Act exempts certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits, subject to certain conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.
Focus Risk. To the extent that a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.
Foreign Commercial Paper. Commercial paper is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. A Fund believes that such investments do not involve the creation of a senior security, but, in accordance with current federal securities laws, rules, and staff positions, nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.
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Foreign Currencies Risk. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.
The strength or weakness of the U.S. Dollar against these currencies is responsible for part of a Fund’s investment performance. If the U.S. Dollar falls in value relative to the Japanese yen, for example, the U.S. Dollar value of a Japanese stock held by a Fund will rise even though the price of the stock remains unchanged. Conversely, if the U.S. Dollar rises in value relative to the Japanese yen, the U.S. Dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the U.S. Dollar.
Although a Fund values its assets daily in terms of U.S. Dollars, it does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions (“FX transactions”) either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.
In general, the FX transactions executed for the Funds are divided into two main categories: (1) FX transactions in restricted markets (“Restricted Market FX”) and (2) FX transactions in unrestricted markets (“Unrestricted Market FX”). Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser or a third-party agent executes Unrestricted Market FX relating to trading decisions. The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Funds’ custodian due to the small currency amount and lower volume of such transactions. The Funds and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.
Foreign Fixed Income Securities. Most foreign fixed income securities are rated, however, some are not. Therefore, if a Fund invests in unrated foreign fixed income securities, it will do so based on the Adviser’s analysis. To the extent that a Fund includes significant unrated securities, achievement of the Fund’s goals may depend more upon the abilities of the Adviser than would otherwise be the case.
The value of the foreign fixed income securities held by a Fund, and thus the NAV of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.
Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.
In certain jurisdictions, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.
In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.
Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not
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function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.
Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.
Foreign Government Securities. Investment in debt issued by foreign governments can involve a high degree of risk. Debt securities issued by a foreign government are often supported by the full faith and credit of that foreign government. These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund (“IMF”), and the political constraints to which a governmental entity may be subject. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly. A Fund may have limited recourse to compel payment in the event of a default.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
To the extent that a Fund invests in obligations issued by emerging market governments, the risks associated with such sovereign debt investments are greater than those issued by developed countries. Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund’s holdings.
Foreign Securities. Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in U.S. securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. Dollars on a daily basis in order to value a Fund’s shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks. Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in
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payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. Payment for securities without delivery may be required in certain foreign markets.
In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Foreign securities may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.
Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.
Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by protectionist trade policies, trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the United States and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries.
All the risks above can be heightened under adverse economic, market, geopolitical and other conditions.
United Kingdom Risk. The United Kingdom (the “U.K.”) economy is heavily dependent on the services industries. Activity in the services industry is relatively stable, but decreases in new work available and inflation impact the services industry and economy as a whole. This is accompanied by difficulties in the European financial markets, governments, and central banks that may negatively impact the U.K. economy. Additionally, the U.K. economy may still be impacted by a process referred to as “Brexit,” which describes when the U.K. left the EU on January 31, 2020. On December 24, 2020, negotiators representing the U.K. and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperating Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and U.K,’s relationship. Despite the existence of the TCA, Certain aspects of the relationship between the U.K. and EU remain unresolved and subject to further negotiation and agreement. As such, there remains uncertainty as to the scope, nature and terms of the relationship between the U.K. and the EU and the long-term effect and implications of Brexit.
Frontier Market Securities. The risks associated with investments in frontier market countries include all the risks described above for investments in “Foreign Securities” and “Emerging Markets Securities,” although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.
Futures. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.
The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.
Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration with respect to a Fund. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be paid
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thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.
There are several risks associated with the use of futures contracts and futures options as hedging techniques, including market price, interest rate, leverage, liquidity, counterparty, operational and legal risks. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or, in accordance with current federal securities laws, rules, and staff positions, option or to maintain cash or securities in a segregated account.
Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.
The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Adviser will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing a Fund, and the limits may constrain the ability of a Fund to use such contracts.
See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.
Illiquid Investments Risk. Pursuant to Rule 22e-4 under the 1940 Act, each Fund may not invest more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause a Fund’s investments in illiquid investments to exceed the limit set forth above for a Fund’s investment in illiquid investments, the Fund will act to cause the aggregate amount of such investments to come within such limit as soon as reasonably practicable. In such event, however, a Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such investments.
A Fund may purchase investments that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such investments may be illiquid, for example, because there is a limited trading market for them. A Fund may be unable to sell a restricted or illiquid investment. In addition, it may be more difficult to determine a market value for restricted or illiquid investments. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid investment and the point at which the Fund is permitted or able to sell such investment, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of such Fund.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonably foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.
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Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Funds to establish a liquidity risk management program. As required by the Liquidity Rule, the Funds have implemented a liquidity risk management program, including classifying each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment” (the “Liquidity Program”), and the Board of Trustees, including a majority of the independent trustees, appointed the Adviser as the Liquidity Risk Program administrator. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.
Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times, or in odd-lot amounts, when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund’s expense ratio. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle, which is typically a few days.
Income Deposit Securities (“IDS”). IDS consist of two securities, common shares and subordinated notes of the issuer, which are “clipped” together. Holders of IDS receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. The distribution policies of IDS issuers are similar to those of real estate investment trusts (“REITs”), master limited partnerships and income trusts, which distribute a significant portion of their free cash flow. IDS are listed on a stock exchange, but initially the underlying securities are not. However, in time (typically in the range of 45 to 90 days after the closing of the offering), holders may unclip the components of the IDS and trade the common shares and subordinated notes separately.
Indexed Securities. Indexed securities differ from other types of debt securities in which a Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments (defined below), such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. Dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. The value of indexed securities is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.
Inflation/Deflation Risk. A Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). A Fund’s investments may not keep pace with inflation, which would adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effort on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s assets.
Initial Public Offerings (“IPOs”). An IPO is a type of public offering where shares of stock in a company are sold to the general public, on a securities exchange, for the first time. Through this process, a private company transforms into a public company. IPOs are used by companies to raise expansion capital, to possibly monetize the investments of early private investors, and to become publicly traded enterprises. A company selling shares is never required to repay the capital to its public investors. The availability of IPOs may be limited and a Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.
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Interests in Publicly Traded Limited Partnerships. Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
Inverse Floating Rate Instruments (“Inverse Floaters”). An Inverse Floater is a type of bond or other type of debt instrument used in finance whose coupon rate has an inverse relationship to short-term interest rates (or its reference rate). The interest rate on an Inverse Floater resets in the opposite direction from the market rate of interest to which the Inverse Floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.
With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.
LIBOR and Replacement Rates Risk. LIBOR, the London Interbank Offered Rate, was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish new or alternative reference rates (e.g., SOFR, which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities and is intended to replace U.S. dollar LIBOR with certain adjustments).
The elimination of LIBOR, changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Funds’ performance and/or net asset value.
Replacement rates that have been identified include SOFR and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants. If no widely accepted conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of certain equity and debt securities in which the Funds may invest.
Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could also result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes.
Loans. Loans include floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”). These Borrowers operate in a variety of industries and geographic regions. A Fund acquires Loans from lenders such as banks (see “Bank Loans” above), insurance companies, finance companies, other investment companies, and private investment funds. The Loans are loans that are typically
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made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth. The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”). The Agent is responsible for negotiating the loan agreement (the “Loan Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders. A Fund may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.
The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower. The Loans also have contractual terms designed to protect Lenders. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments. The Funds generally acquire Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders. The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale. Below investment grade fixed income securities are securities rated BB/Ba or lower by Standard & Poor’s, Fitch, or Moody’s or similarly rated by another NRSRO.
Loans involve the risk that a Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.
Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial, public health, labor and other global market developments and disruptions, including those arising out of political and geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental or man-made disasters, war, terrorism, social unrest, recessions, inflation, rapid interest rate changes, supply chain disruptions, governmental or quasi-governmental actions (including sanctions and other similar measures) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.
U.S. and global markets have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. Even if banks used by issuers in which a Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and decrease the value of certain holdings. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise, could have an adverse impact on the Fund and issuers in which it invests.
Europe – Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including
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austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
For example, the uncertainties and potentially adverse events related to the United Kingdom’s exit from the European Union (“Brexit”) could increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the price of the Shares. The impact of Brexit on the Trust, the Trust’s service providers, and markets generally may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Medium Company, Small Company and Emerging Growth Securities. Investing in securities of medium-sized companies, small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the securities of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.
Money Market Instruments and Associated Regulatory Risk. Each Fund may invest up to 20% of its net assets in short term investment grade money market obligations at the time of purchase. Money market instruments may include the following types of instruments:

●
obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

●	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

●	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

●	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

●	repurchase agreements;

●	bank or savings and loan obligations;

●	certificates of deposit maturing in one year or less;

●
commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

●
bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which a Fund will look to the credit worthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to credit worthiness of the borrower;

●	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser;

●
extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

●	unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

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The SEC adopted changes to the rules that govern SEC registered money market funds in July 2023. These changes include, among other things: (1) substantially increasing the required minimum levels of liquid assets a fund must hold; (2) allowing a money market fund’s board or its delegate to charge liquidity fees when it determines such fee would be in the best interests of the fund; (3) removing a fund’s ability to impose a temporary suspension of redemptions (except under extraordinary circumstances as part of a liquidation); (4) substantially increasing the required minimum levels of liquid assets a fund must hold; (5) allowing certain money market funds to engage in certain practices in order to maintain a stable NAV in a negative interest rate environment; and (6) enhancing reporting requirements for all money market funds. These changes may affect the performance, yield, and operating expenses of the Fund.
Mortgage-Related Securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The pools underlying mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees). Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Compared to other fixed income investments with similar maturity and credit, mortgage-related securities generally increase in value to a lesser extent when interest rates decline and generally decline in value to a similar or greater extent when interest rates rise.
Adjustable rate mortgage securities (“ARMs”) are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets minimum investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.
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To the extent that such mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in NAV of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid. Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.
Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.
Impact of Sub-Prime Mortgage Market. Mortgage-backed, asset-backed and other fixed income securities’ value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default. Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets. As a result, a Fund’s investments in certain fixed income securities may decline in value, its market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.
Agency-Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are Ginnie Mae, Fannie Mae and Freddie Mac. GNMA creates pass-through securities from pools of U.S. Government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.
Mortgage-backed securities either issued or guaranteed by GNMA, the FHLMC or FNMA (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a Fund). The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.
In September 2008, the Federal Housing Finance Agency placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Fannie Mae Securities. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.
Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.
Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.
Federal Home Loan Mortgage Corporation Securities (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.
The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.
48   Additional Information on Portfolio Instruments and Investment Policies

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.
Government National Mortgage Association Securities. GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.
GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.
The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment.
Municipal Securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.
Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues. Each Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.
Municipal securities are subject to interest rate risk. Interest rate risk is the chance that security prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher or long-term bonds, whose prices are more sensitive to interest rates changes than are the prices of short-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on municipal bonds are dependent on a variety of factors, including general credit conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of
Additional Information on Portfolio Instruments and Investment Policies   49

the issue. In markets environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.
Issuers of municipal bonds in a state, territory, commonwealth or possession or instrumentality in which the Fund invests may experience significant financial difficulties for various reasons, including as the result of events that cannot be reasonably anticipated or controlled such as economic downturns or similar periods of economic stress, social conflicts or unrest, labor disruption, natural disasters, or public health conditions. Such financial conditions may lead to credit rating downgrades or defaults of such issuers which, in turn, could affect the market values and marketability of many or all municipal bonds of such issuers. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions. Federal tax laws limit the types and amounts of tax-exempt municipal bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of tax-exempt municipal securities. Further proposals limiting the issuance of tax-exempt municipal securities may well be introduced in the future. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.
A Fund may invest in certain tax-exempt municipal bonds. The Fund will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under tax-exempt derivative securities. The Fund will not independently review the bases for those tax opinions. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt municipal bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level and the security could decline significantly in value. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become taxable, possibly retroactively to the date the security was issued.
Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.
Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax (“AMT”) that is imposed on individuals by the Code, though for regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.
Industrial Development Bonds. Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.
Hospital and Health Care Facility Bonds. The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover
50   Additional Information on Portfolio Instruments and Investment Policies

the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.
Single Family and Multi-Family Housing Bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects.
Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.
Power Facility Bonds. The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The Adviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.
Water and Sewer Revenue Bonds. Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.
University and College Bonds. The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.
Auction Rate Securities. Auction rate municipal securities are tax-exempt debt securities with coupons based on a rate set via a “Dutch” auction. The auction is held at regularly scheduled intervals as set forth in the indenture for a security. The auction sets the coupon rate, and investors may submit bids to buy, sell or hold securities in the auction. Provided that the auction mechanism is successful, auction rate securities permit the holder to sell the securities in an auction at par value. The coupon is reset via an auction in which bids are made by broker-dealers and other institutions on behalf of their investors for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest rate that covers all securities available for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In the event an auction fails, the interest rate is set by a formula set forth in the indenture for a security. In certain recent market environments, auction failures have been more prevalent and the auctions have continued to fail for an extended period of time. Failed auctions may adversely affect the liquidity and price of auction rate securities. Although some issuers have redeemed such securities, the issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Funds’ investments in auction rate securities at a time when the Funds wish to dispose of such securities. Moreover, between auctions, there may be no active secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. The Funds may purchase auction rate securities at par in situations where the auction mechanism is functioning normally, but generally will purchase them at a discount where the auctions have failed. In the latter case, the Funds could realize a gain if successful auctions resume at a later date or the issuer calls the security or tenders for the security rather than pay the rate required due to the failed auction. The Funds may treat an auction rate security as illiquid if it is or becomes subject to prices established as a result of a failed auction if reliable prices are not available. The Funds will use the time remaining until the next scheduled auction date for the purpose of determining the auction rate securities’ duration. In addition to liquidity and interest rate risk, the Funds’ investments in auction rate securities are subject to credit and market risk, as described in the Funds’ Prospectus. See “Additional Information about Investments, Investment Techniques and Risks.”
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Advance Refunded Bonds (or pre-refunded bonds). Advance refunded bonds are municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue being refunded. A Fund may also purchase municipal securities that have been refunded prior to purchase by the Fund.
Tender Option Bonds. Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After a payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for a Fund, the Adviser will consider the creditworthiness of the issuer of the underlying bond, the custodian and the third-party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.
Municipal Leases. Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non- appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.
Municipal Notes. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.
Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.
Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.
Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.
Information Risk. Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.
State and Federal Law Risk. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.
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Market and Ratings Risk. The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.
Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.
Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.
Liquidity Risk. In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities.
Additional Risk Considerations. The U.S. federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.
Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.
Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before the Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Fund’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Fund’s holdings would be affected and the Board of Trustees would reevaluate the Fund’s investment objective and policies.
State-Specific Risk. A Fund may from time to time invest a substantial amount of its total assets in municipal securities of issuers in one or more states and, therefore, is subject to the risk that the economies of the states in which it invests, and the revenues supporting the municipal securities, may decline. Investing a substantial amount of its total assets in one or more states means that a Fund is more susceptible to the economic, market, political, regulatory or other occurrences that affect the issuers in those states. The particular states in which a Fund may focus its investments may change over time and the Fund may alter its focus at inopportune times. The current economic environment, including prolonged inflation and rising interest rates, also may also negatively affect the economy of states in which the Funds invest.
Pennsylvania State-Specific Risk. To the extent the Fund invests a substantial amount of its assets in Pennsylvania municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Pennsylvania issuers to pay interest or repay principal. Pennsylvania’s economy and finances are especially vulnerable to changes in the performance of the service, agriculture, mining, and manufacturing sectors.
New York State-Specific Risk.  To the extent the Fund invests a substantial amount of its assets in New York municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. New York’s economy and finances are especially vulnerable to changes in the performance of the financial services industry.
Mississippi State-Specific Risk. To the extent the Fund invests a substantial amount of its assets in Mississippi municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Mississippi issuers to pay interest or repay principal. Mississippi’s economy and finances are especially vulnerable to changes in the performance of the agriculture, manufacturing, gaming, and service industries.
Texas State-Specific Risk. To the extent the Fund invests a substantial amount of its assets in Texas municipal securities, the Fund may be affected by economic, regulatory or political developments affecting the ability of Texas issuers to pay interest or repay principal. Texas’ economy in especially vulnerable to changes in the economy of the oil and gas industry, chemicals production, technology and telecommunications equipment manufacturing and international trade.
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Puerto Rico. Certain Funds may invest in the municipal securities of U.S. territories, including Puerto Rican municipal securities. To the extent that a Fund invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect such a Fund’s investments and its performance. These events may include economic or political policy changes, natural disasters, environmental and weather events, public health emergencies, political instability, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, growing pension obligations, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where a Fund is invested may affect a Fund’s investments and its performance.
In the past several years, securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges, growing debt obligations and uncertainty about its ability to make full repayment on these obligations. Puerto Rico has been in bankruptcy proceedings for approximately five years. However, in quarter one of 2022, the central government executed a debt exchange and exited bankruptcy. A debt adjustment plan was approved by Puerto Rico’s bankruptcy court in January 2022, and a debt exchange went effective in March 2022. As a result, Puerto Rico’s direct debt obligations were significantly reduced. However, the outcome of the debt restructuring and any future debt restructuring, both within and outside bankruptcy-type proceedings, is uncertain, and could adversely affect the Fund. Puerto Rican financial difficulties could potentially lead to worsening liquidity for its bonds and wider spreads and consequently may affect a Fund’s investments and its performance. The current economic environment, including prolonged inflation and rising interest rates, also may also negatively affect the economy of Puerto Rico. There can be no assurances that Puerto Rico will be able to negotiate settlements with respect to the balance of its outstanding debt. In addition, the composition of the Oversight Board has changed significantly in recent years, and there is no assurance that the board members will approve future restructuring agreements with other creditors.
Non-Deliverable Forwards. A non-deliverable forward (“NDF”) is a cash-settled forward contract in which counterparties settle the difference between the contracted NDF price or rate and the prevailing spot price or rate on an agreed notional amount. NDFs are used in various markets such as foreign exchange and commodities. NDFs are primarily used to trade emerging market currencies where physically-settled forward contracts may be restricted by regulation.
Non-Hedging Foreign Currency Trading Risk. Certain Funds may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to a Fund.
Operational Risk. Your ability to transact with a Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although a Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.
Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price or the right to a cash settlement payment. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price or the right to a cash settlement payment. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
With certain exceptions, OCC-issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the
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exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.
If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.
A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. In accordance with current federal securities laws, rules, and staff positions, all calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call). Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.
A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated in accordance with current federal securities laws, rules, and staff positions to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.
Options Transactions. A Fund may write (sell) options to generate current income or as a hedge to reduce investment risk. A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by a Fund in accordance with current federal securities laws, rules, and staff positions would not exceed 25% of its net assets at the time of purchase. A Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the call options it has written. A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and unwind than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.
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Options on Swaps (“Swaptions”). The purchase and sale of put and call options on swap agreements are commonly referred to as swaptions. Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the SEC or the CFTC. A Fund may enter into different types of swaptions, such as swaptions on credit derivatives or on credit indices for hedging purposes or to seek to increase total return.
The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.
As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.
The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Swaptions must thus be regarded as inherently illiquid.
The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.
While a Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, a Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between a Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, a Fund’s use of swaptions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct.
Options on Futures Contracts. There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates, commodities and securities markets by a Fund’s Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.
As contrasted with the direct investment in such a contract, an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a fixed income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Funds.
Options on Interest Rate Futures Contracts. A Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Options on Foreign Currency Futures Contracts. A Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in currency exchange rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments – Risks of Strategic Transactions Inside the U.S.”
See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.
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Other Investment Companies Risk. Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities. PIK Bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.
PIK Bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. PIK Bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.
Preferred Stock. Preferred stocks, like some debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, to the extent proceeds are available after paying any more senior creditors, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
Private Placements and Other Restricted Securities Risk. Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the SEC pursuant to Regulation S (“Regulation S Securities”).
Private placements may offer attractive opportunities for investment not otherwise available on the open market.
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Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the Securities Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.
Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV due to the absence of a trading market.
Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid securities.
Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.
Put Bonds. “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity. The Adviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued. The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment. However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.
Real Estate Investment Trusts. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.
Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, changes in interest rates may hurt real estate values or the values of underlying mortgage loans, therefore make REIT shares less attractive, more volatile and less liquid than other income producing investments
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to
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shareholders. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Real Estate Securities Risk. Although the Fund may not invest directly in real estate, the Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. The value of the shares of the Fund investing in such issuers will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (1) changes in general economic and market conditions; (2) changes in the value of real estate properties; (3) risks related to local economic conditions, overbuilding and increased competition; (4) increases in property taxes and operating expenses; (5) changes in zoning laws; (6) casualty and condemnation losses; (7) variations in rental income, neighborhood values or the appeal of property to tenants; (8) changes in interest rates; and (9) changes in demographic trends and occupancy rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

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Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on their investment in such company.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

Repurchase Agreements. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.
A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements are considered by the staff of the SEC to be loans by a Fund. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.
It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third-party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
Reverse Repurchase Agreements. Reverse repurchase agreements are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price. A Fund generally retains the right to interest and principal payments on the security. Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”). Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. A Fund will enter into reverse repurchase agreements only when the
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Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.
Rights Issues and Warrants. Rights Issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.
Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. Warrants are speculative and have no value if they are not exercised before the expiration date.
The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time a Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.
OTC equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. OTC warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant.
Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.
Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.
Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.
Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. A Fund may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).
Secondary Offerings. A Fund may invest a portion of its assets in shares secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital.
However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, a Fund may hold secondary offering shares for a very short period of
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time. This may increase the portfolio turnover rate of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
Securities Backed by Guarantees. Securities backed by guarantees are securities backed by guarantees from banks, insurance companies and other financial institutions. Changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.
Securities Lending. A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. and non-U.S. securities, equal to at least 100% of the value of the portfolio securities loaned. Typically, a Fund will receive collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned. At all times thereafter, the borrower shall be required to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the collateral. For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, a Fund may return to the borrower or a third-party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the fund’s board of directors/trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.
Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. In addition, there is the possibility of losses resulting from the investment of collateral where the market value of the collateral falls below 100%. Such losses may include, but are not limited to, losses associated with deterioration in the credit of the investments of collateral. These losses generally would be borne by the Fund lending its portfolio securities, which would have a negative impact on the lending Fund’s performance.
Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral. A Fund’s securities lending program may be temporarily suspended if the Board and/or the Adviser determine it to be in the best interests of a Fund’s shareholders.
The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to: (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following: A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S. countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs). Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.
Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.
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Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.
Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral the maturity of the medium term note will not generally exceed two years.
Securities of Investment Companies. To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. For purposes of these limitations, a Fund would aggregate its investments in any private placements with its investment company holdings, which would include ETF holdings unless an exemption applies (as described in “Exchange-Traded Funds” above). Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts, subject to certain conditions.
To the extent a Fund invests in another investment company that is not managed by the Adviser or its affiliates, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Where a Fund invests in another investment company managed by the Adviser or its affiliates, the management fees of the investment company in which it invests would be waived for the Fund or the Fund would be credited in an amount equivalent to the management fees of the investment company in which it invests. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Each Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
See also “Exchange-Traded Funds” and “Other Investment Companies Risk” above.
Short Sales. In a short sale of securities, a Fund sells a security that it does not own, making delivery with securities “borrowed” from a broker. A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, a Fund may also have to pay a premium and/or interest which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).
A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest a Fund may be required to pay in connection with the short sale. When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing a Fund’s unrealized gain or reducing a Fund’s unrealized loss on its short-sale transaction. Whether a Fund will be successful in utilizing a short sale will depend, in part, on the Adviser’s or Sub-adviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.
In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. In accordance with current federal securities laws, rules, and staff positions, a Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale).
A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box. For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).
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“Special Situations” Companies Risk. “Special situations” with respect to a portfolio company include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.
Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. A Fund enters into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.
Strategic Transactions, Derivatives and Synthetic Investments. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed income securities in the Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts. In certain circumstances, a Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.
In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used subject to certain limits imposed by the 1940 Act to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and, in accordance with current federal securities laws, rules, and staff positions, a Fund will segregate assets (or enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.
Strategic Transactions, including derivative contracts and Synthetic Investments, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Synthetic Investments also involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, and counterparties involved. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily
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variation margin requirements for futures contracts and short options positions would create a greater ongoing potential financial risk than would purchases of options (i.e., long options positions, when the exposure is limited to the cost of the initial premium). Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.
Risks of Strategic Transactions Inside the U.S. It is possible that government regulation of various types of derivative instruments, such as the currency and interest rate transactions, credit default swaps and options described herein, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact a Fund. For example, it is possible that developments in the derivatives market, including new regulatory requirements, could limit or prevent a Fund’s ability to utilize derivatives as part of its investment strategy, terminate existing derivatives or realize amounts to be received under such derivatives, which could negatively affect the Fund. Some derivatives currently are, and more in the future will be, required to be centrally cleared, which affects how derivatives are transacted.
The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), resulted in a comprehensive regulatory regime for derivatives that qualify as “swaps”, which are generally regulated by the CFTC, and “security-based swaps”, which are generally regulated by the SEC. Foreign exchange forwards and spot foreign exchange are generally exempt from this regulation. The Dodd-Frank Act created a new clearing and exchange-trading requirements for OTC derivatives that are swaps or security-based swaps. The Dodd-Frank Act also requires the CFTC, SEC and banking or prudential regulators, to establish capital requirements for certain regulated counterparties (such as swap dealers), as well as requirements for such regulated counterparties to collect margin from and post margin to counterparties, such as the Funds, to uncleared derivatives and to impose clearing and central trading requirements, that also require margin posting by the Funds. The CFTC and banking or prudential regulators have adopted margin rules for uncleared swaps and, in the case of prudential regulators, security-based swaps as well. Variation margin requirements have been implemented by the CFTC and prudential regulators (and in some cases initial margin). The SEC has also adopted a set of regulations that apply to security-based swaps, including dealer registration, central clearing, business conduct and margin requirements that are expected to go into effect in the near future. The Funds may incur additional costs in complying with the SEC rules because many of those rules differ from the rules adopted for swaps by the CFTC and the prudential regulators.
If a swap entered into by a Fund is required to be centrally cleared, Dodd-Frank and the CFTC’s regulations may also require that the swap be executed on a regulated market facility such as a “swap execution facility” or “SEF”. Similar regulatory requirements also apply to security-based swaps that are subject to the jurisdiction of the SEC.
While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC, or by the banking or prudential regulators in the case of capital requirements and margin requirements for uncleared swaps with respect to certain regulated counterparties, or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Fund from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.
The CFTC and the SEC continue to review the proposed and current regulatory requirements applicable to derivatives, including swaps and security-based swaps. It is not certain at this time how the regulators may change these requirements and such proposals may create barriers to the Fund’s use of certain types of investments.
As described above, the Fund may also trade in currency forward contracts. There is less protection against defaults in the forward trading of currencies since such contracts are currently not guaranteed by any clearing house. The Dodd- Frank Act includes in the definition of “swaps” that are regulated by the CFTC most types of currency derivatives including cash-settled or non-deliverable foreign currency forwards. Such currency derivatives may, in the future, be required to be cleared by a clearinghouse and traded on a regulated exchange, and are now generally subject to the final swap regulations adopted by the CFTC in connection with its authority under the Dodd-Frank Act. A limited category of currency derivatives, namely physically-settled or deliverable foreign currency forwards and swaps, however, are excluded from certain of the Dodd-Frank Act regulations as a result of a determination issued by the Secretary of the Treasury. These foreign currency derivatives are not subject to the mandatory clearing or exchange-trading requirements of the Dodd-Frank Act.
Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S. (which may depend on whether the Fund is executing trades with a CFTC or SEC registered dealer), may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon
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economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.
Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Close-out Risk for Qualified Financial Contracts. Regulations adopted by the prudential regulators require counterparties of the banks and other financial intermediaries that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit and other risks to the Funds.
Structured Notes. Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency and currency baskets, interest rates (such as the prime lending rate), a single security, basket of securities, indices (such as the Standard & Poor’s 500 Index) and precious metal-related instruments and other commodities. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.
Structured Securities. A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by or representing interests in those assets.
Some structured investments are individually negotiated agreements or are traded OTC. Structured investments may be organized and operated to restructure the investment characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.
Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity. Supranational entities have no taxing authority and are dependent on their members for payments of interest and principal. If one or more members of a supranational entity fails to make necessary contributions, the entity may be unable to pay interest or repay principal on its debt securities. Political changes in principal donor nations may unexpectedly disrupt the finances of supranational entities.
Sustainable Investing Risk. A Fund’s “Sustainable Investing” strategies could cause it to perform differently compared to funds that do not have such strategies. The criteria related to a Fund’s “Sustainable Investing” strategy, including the exclusion of securities of companies in certain business activities, may result in a Fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so, or selling securities for ESG reasons when it might be otherwise disadvantageous for it to do so. In addition, there is a risk that the companies identified as sustainable leaders by the Adviser do not operate as expected when addressing ESG issues. There are significant differences in
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interpretations of what it means for a company to have positive ESG characteristics. While the Adviser believes its definitions are reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. Successful application of a Fund’s sustainable investment strategy will depend on the Adviser’s skill in identifying and analyzing material ESG issues as well as the information available for each issuer, which may not always be complete. Data inputs for ESG purposes may include information self-reported by issuers or from third party data providers, which may be incomplete or inaccurate to certain extent. U.S. and foreign laws and regulations governing sustainable investing, including, but not limited to, the definition and/or the application of sustainability criteria, are continuously evolving, which may have an adverse effect on a Fund’s ability to invest in accordance with its sustainable investing strategy.
Swaps, Caps, Floors and Collars. To the extent used by a Fund, total return equity, interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars are expected to be used primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.
A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Rule 18f-4 under the 1940 Act has eliminated the general asset segregation requirement in connection with certain derivatives transactions, in light of the rule’s requirements for funds to establish and maintain derivatives risk management programs that comply with certain risk-based limits. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the Counterparty meets the Adviser’s current creditworthiness standards. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.
Total Return Swaps. A total return swap is a swap in which one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. If the total return is negative, then the party making periodic interest or dividend payments pays this amount to the other party. The parties have exposure to the return of the underlying stock or index, without having to hold the underlying assets. The profit or loss of the party making periodic interest or dividend payments is the same as actually owning the underlying asset. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. One party to an equity swap agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments from the other party based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. The parties to an equity swap do not make an initial payment and do not have any voting or other rights of a stockholder. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.
Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
Credit Default Swaps. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.
As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third-party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
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As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk, which means that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.
Currency Swaps. A currency swap is a foreign-exchange agreement between two institutions to exchange aspects (namely the principal and/or interest payments) of a loan in one currency for equivalent aspects of an equal in net present value loan in another currency.
Index Swap. An index swap is a swap of a market index for some other asset, such as a stock-for-stock or debt-for-stock swap.
New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments – Risks of Strategic Transactions Inside the U.S.”
See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.
Tax Reclaim Risk. Funds managed by the adviser may be entitled to tax reclaims related to portfolio holdings in certain jurisdictions. Dividend and interest income from non-U.S. portfolio holdings received by a Fund are generally subject to non-U.S. withholding taxes and are recorded on ex-dividend date. The Fund generally files for tax reclaims for the refund of such withholding taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as a tax reclaim receivable for the Fund. The actual receipt and timing of receipt of a tax reclaim varies depending on the foreign jurisdiction and receipt of reclaims in certain jurisdictions may be significantly delayed.
Temporary Investments. Generally each Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if the Adviser believes that business, economic, political or financial conditions warrant, a Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. Government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly; (6) money market instruments; and (7) high quality debt securities without equity features. Should this occur, a Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.
In addition, pending the investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to derivatives that provide exposure to markets or companies in which a Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act.
Transactions Leverage Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. Leverage may cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s securities. Rule 18f-4 under the 1940 Act, which became fully effective in August 2022, generally has eliminated the requirement to maintain “segregated accounts” for funds that engage in these types of transactions, provided that the fund complies with the rule’s risk-based limits on leverage and other conditions.
Trust Preferred Securities. Trust Preferred Securities are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer. The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.
If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount (“OID”) obligations for the remainder of their term. As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected. Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer. The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities. Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances. The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities. Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds to sell their holdings.
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U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.
Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.
Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Fannie Mae Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.
Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.
The government guarantee of the U.S. Government Securities in a Fund’s portfolio does not guarantee the NAV of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Government National Mortgage Association Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.
TIPS Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
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The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
When-Issued Securities and Delayed-Delivery. A Fund may purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.
To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV. The market value of the securities may be more or less than the purchase price. In accordance with current federal securities laws, rules, and staff positions, a Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.
When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
When a Fund enters into a delayed delivery transaction, a when-issued transaction or a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the event that the transaction is unable to settle (e.g., in the event of a default on the Fund). Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., the seller fails to deliver the security). A Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.
Rule 18f-4 under the 1940 Act, which became fully effective in August 2022, provides that funds may invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions are not deemed to involve a senior security, and thus generally do not require the Fund to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.
There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.
The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Zero Coupon, Discount and Payment-In-Kind Securities. A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since a Fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the Fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
70   Additional Information on Portfolio Instruments and Investment Policies

Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.
Portfolio Turnover
The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low turnover funds to generate capital gains that must be distributed to shareholders as taxable income.
The table below shows the Funds’ portfolio turnover rates for the fiscal years ended October 31, 2024 and 2023.

Fund	2024	2023
China A Fund	61%	36%
Dynamic Dividend Fund	75%	63%
Emerging Markets ex-China Fund	35%	36%
Emerging Markets Fund	33%	30%
Focused Emerging Markets ex-China Fund	49%	31%
Global Infrastructure Fund	14%	20%
High Income Opportunities Fund	112%	75%
Infrastructure Debt Fund	57%	141%
Intermediate Municipal Income Fund	71%	80%
International Small Cap Fund	32%	36%
Real Estate Fund	45%	24%
Short Duration High Yield Municipal Fund	105%	58%
Ultra Short Municipal Income Fund	226%	231%
U.S. Small Cap Equity Fund	47%	30%
U.S. Sustainable Leaders Fund	18%	32%
Additional Information on Portfolio Instruments and Investment Policies   71

Investment Restrictions
Fundamental Investment Restrictions:
The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.
China A Fund, Emerging Markets ex-China Fund, Emerging Markets Fund, Focused Emerging Markets ex-China Fund, High Income Opportunities Fund, Infrastructure Debt Fund, Intermediate Municipal Income Fund, International Small Cap Fund, U.S. Small Cap Equity Fund and U.S. Sustainable Leaders Fund:

●
May not (except the Emerging Markets ex-China Fund)(1) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

●
May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

●
May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

●	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

●
May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies. For each Fund except the Emerging Markets Fund, Infrastructure Debt Fund and U.S. Sustainable Leaders Fund, the following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance; commercial mortgage and residential mortgage are not considered separate industries. For the Intermediate Municipal Income Fund, this limitation does not apply to tax-exempt obligations issued by state, county or municipal governments.

●
May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

●
May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

For purposes of the fundamental policy restricting investments in an issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry, each of the Funds will, as a non-fundamental policy, consider commercial mortgage and residential mortgage to be a single industry (notwithstanding the statement defining separate industries contained in the policy). In addition, notwithstanding the statement defining separate industries contained in the policy, each of the Funds may elect to consider certain of such industries as part of the same industry to be consistent with a third-party industry classification system (e.g., BICS, GICS or Barclays Live), and may otherwise define industries consistent with applicable law and SEC guidance. Further, each of the Funds will endeavor to consider the concentration policy of underlying investment companies when determining the Fund’s compliance with its concentration policy.
(1)	Emerging Markets ex-China Fund was previously non-diversified, but is now a diversified fund and complies with this restriction.
Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund

●
With respect to 75% of its total assets, each of the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of each Fund’s total assets would be invested in the securities of any one issuer, or each Fund would own more than 10% of the voting securities of any one

72   Investment Restrictions

issuer;The SEC has taken the position that, for purposes of the restrictions applicable to a fund’s diversification, investments in securities of other investment companies, including in exchange-traded funds, are considered investments in the portfolio securities of such investment companies.

●
May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of each of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry; and further provided that, notwithstanding any other fundamental investment policy or limitation, each Fund may invest all of its investable assets in a single open-end management investment company that has the same investment objective and substantially the same investment policies as the Fund;

●
May not issue senior securities as defined by the 1940 Act, or borrow money, except that each Fund may borrow from banks for temporary, extraordinary or emergency purposes (but not for investment for Ultra Short Municipal Income Fund) in an amount up to one-third of the value of each Fund’s respective total assets (calculated at the time of the borrowing). Each Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit each Fund from purchasing or selling securities on a when-issued or delayed delivery basis, or entering into repurchase agreements;

●
The Ultra Short Municipal Income Fund may not purchase or sell commodities or commodity contracts, and may not purchase or sell real estate or interests in real estate (including limited partnership interests), except that the Fund, to the extent not prohibited by other investment policies, may purchase and sell securities of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and may purchase and sell securities secured by real estate or interests therein; the Short Duration High Yield Municipal Fund may purchase or sell commodities or contracts related to commodities and real estate to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;
Because most swaps are now considered interests under the Commodity Exchange Act of 1936 and related rules, each Fund’s fundamental investment restriction related to investing in commodity interests is being interpreted to permit each Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities indexes, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.

●
The Short Duration High Yield Municipal Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities, each Fund may be deemed to be an underwriter under the Securities Act; the Ultra Short Municipal Income Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities, the Fund may be deemed to be an underwriter under the Securities Act;

●	May not make loans of money or securities, except through the purchase of permitted investments, including repurchase agreements;

●	May not make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and

●
May not pledge, hypothecate, mortgage or otherwise encumber each Fund’s assets, except as may be necessary to secure permitted borrowings. Collateral and other arrangements incident to permissible investment practices are not deemed to be subject to this restriction.

●	The 80% investment policy for each Fund is fundamental and may not be changed without a shareholder vote.

Dynamic Dividend Fund, Global Infrastructure Fund and Real Estate Fund

●
With respect to 75% of its total assets, each Fund (except the Real Estate Fund) may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of that Fund’s total assets would be invested in the securities of any one issuer, or that Fund would own more than 10% of the voting securities of any one issuer;
The SEC has taken the position that, for purposes of the restrictions applicable to a fund’s diversification, investments in securities of other investment companies, including in exchange-traded funds, are considered investments in the portfolio securities of such investment companies.

●
Will not (except the Real Estate Fund) underwrite any issue of securities except as it may be deemed an underwriter under the Securities Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations;

●	May not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs;

For the avoidance of doubt, the policies above prohibiting investing in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs do not prohibit investments in securities of companies that deal in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs.

●
May not (except the Global Infrastructure Fund and Real Estate Fund) invest more than 25% of its total assets in the securities in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities;

Investment Restrictions   73

●
May effect short sales of securities subject to the limitation that a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the Fund’s net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable;

●	May not make loans of money or securities, except to the extent that a Fund may lend money through the purchase of permitted investments, including repurchase agreements;

●
May not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund’s net assets;

●
May not purchase, sell or invest in commodities, provided that this restriction shall not prohibit a Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures;

Because most swaps are now considered interests under the Commodity Exchange Act and its rules, the Funds’ fundamental investment restriction related to investing in commodity interests is being interpreted to permit a Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities indexes, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.

●
May not (except the Global Infrastructure Fund) purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of a Fund’s ownership of such securities;

●
May not issue senior securities as defined by the 1940 Act, except that a Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of its total assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by that Fund (including borrowing through reverse repurchase agreements) may not exceed 33⅓% of the value of a Fund’s total assets (measured in each case at the time of borrowing);

●
May not pledge, mortgage, hypothecate or otherwise encumber their assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices;

●	The investment objective(s) for each Fund is/are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of that Fund.

Additional Fundamental Restrictions of the Global Infrastructure Fund

●
May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will concentrate its investments in infrastructure-related issuers; and

●
May not purchase or invest in real estate or interests in real estate (although each may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

Additional Fundamental Restrictions of the Real Estate Fund

●
May not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 50% of its total assets may be invested without regard to such 5% limitation;

The SEC has taken the position that, for purposes of the restrictions applicable to a fund’s diversification, investments in securities of other investment companies, including in exchange-traded funds, are considered investments in the portfolio securities of such investment companies.

●	May not engage in the business of underwriting securities of other issuers; and

●
May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its assets in such securities during periods of adverse economic conditions in the real estate industry.

For purposes of its policies and limitations, each of the Dynamic Dividend Fund, Global Infrastructure Fund, Real Estate Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” For the
74   Investment Restrictions

purposes of determining compliance with the Funds’ policies on concentrating in any one industry, each Fund will endeavor to consider the concentration policy of underlying investment companies when determining a Fund’s compliance with its concentration policy.
The Following are the Non-Fundamental Operating Policies of the Funds Listed Below Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:
As a matter of non-fundamental policy, each Fund except the Focused Emerging Markets ex-China Fund and High Income Opportunities Fund, may not:

●
acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets (that is, investments that the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investments).

As a matter of non-fundamental policy, each of the China A Fund, Emerging Markets Fund, Emerging Markets ex-China Fund, Infrastructure Debt Fund, Intermediate Municipal Income Fund, International Small Cap Fund, U.S. Small Cap Equity Fund and U.S. Sustainable Leaders Fund will not:

●	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

As a matter of non-fundamental policy, each of the Infrastructure Debt Fund and International Small Cap Fund (unless noted below) currently does not intend to:

●
borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

●
purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

●
purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

●
purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

●	lend portfolio securities in an amount greater than 33⅓% of its total assets;

●
pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts; and

●	make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets.

Each of the China A Fund, Emerging Markets ex-China Fund, Intermediate Municipal Income Fund, U.S. Small Cap Equity Fund and U.S. Sustainable Leaders Fund may not:

●
Sell securities short (except for the U.S. Sustainable Leaders Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The U.S. Sustainable Leaders Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

●
Purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

●	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

●
Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33⅓% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating.

Investment Restrictions   75

Each of the China A Fund, Emerging Markets ex-China Fund, Intermediate Municipal Income Fund, U.S. Small Cap Equity Fund and U.S. Sustainable Leaders Fund may not:

●
Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom, however, the Funds may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

As a matter of non-fundamental policy, the Focused Emerging Markets ex-China Fund may not:

●
Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

●	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

●
Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

●
Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

As a matter of non-fundamental policy, the High Income Opportunities Fund may not:

●
Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

With respect to all Funds:
If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in NAV will not constitute a violation of such restriction or requirement. However, should a change in NAV or other external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.
The investment objective of each Fund, except for the Dynamic Dividend Fund, Global Infrastructure Fund and Real Estate Fund, is not fundamental and may be changed by the Board of Trustees without shareholder approval.
Internal Revenue Code Restrictions
In addition to the investment restrictions above, each Fund must be diversified according to Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other U.S. regulated investment companies, and other securities, such other securities limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers of which the Fund holds 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (defined as a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market, unless 90% or more of such partnership’s gross income is derived from its business of investing in stock, securities or currencies).
76   Investment Restrictions

Disclosure of Portfolio Holdings
The Board of Trustees has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or a Sub-adviser’s fiduciary duties. The Trust, the Adviser, Sub-advisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website. The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of a Fund.
Each Fund posts onto the Trust’s internet site its securities holdings and its top ten portfolio holdings as of the end of each month. Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and no earlier than 15 business days after the end of the previous month for fixed income funds. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s Form N-CSR. Each Fund files its complete schedule of portfolio holdings with the SEC quarterly. Each Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.
If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure. Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

●	A Fund has a legitimate business purpose and it is in the best interest of the Fund to release portfolio holdings information in advance of release to all shareholders or the general public; and

●
The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Funds, the Funds’ service providers may receive portfolio holdings information in advance of general release on an as needed basis. The service providers that may receive portfolio holdings information include:
Disclosure of Portfolio Holdings   77

Service Provider	Service	Holdings Access
abrdn Inc.	Investment management and administrator	Complete list on intraday basis with no lag
abrdn Investments Limited and abrdn Asia Limited	Investment management	Holdings under Sub-adviser’s management on intraday basis with no lag
KPMG LLP	Independent registered public accounting firm	Complete list on annual basis with no lag
State Street Bank and Trust Company	Custodian, fund accountant, sub-administrator	Complete list on intraday basis with no lag
Charles River Development	Order and execution management system	Complete list on intraday basis with no lag
Citibank NA and its affiliates	Providers of certain middle-and back-office services to the Adviser and Sub-advisers	Complete list on monthly basis with no lag
Lipper Inc.	Performance and portfolio analytics reporting for the Adviser and Sub-advisers	Complete list on monthly basis with no lag
Morningstar, Inc.	Performance and portfolio analytics reporting for the Adviser and Sub-advisers	Complete list on monthly basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting for the Adviser and Sub-advisers	Complete list on monthly basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Adviser and Sub-advisers	Complete list on monthly basis with no lag
Morgan Stanley Capital International, Inc.	Stock index provider	Complete list on daily basis with one day lag
ICE Data Services	Valuation services	Complete list on monthly basis with no lag
ISS Governance	Proxy voting service	Complete list on annual basis with no lag

In addition, certain third parties are provided with nonpublic holdings information by the Adviser or another service provider on an ad hoc basis. These third parties may include: broker-dealers, borrowers of the Funds’ portfolio securities, tax agent services, pricing services and legal counsel.
The service providers are subject to express or implied duties to keep all portfolio holdings information that is not publicly available confidential and not to trade on such information. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services or portfolio analytics services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.
The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review. Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements with respect to Trust business during the quarter. The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holdings which will describe to whom and under what circumstances such disclosure was made.
78   Disclosure of Portfolio Holdings

Board of Trustees and Officers of the Trust

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INDEPENDENT TRUSTEES”)
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Radhika Ajmera**** Year of Birth: 1964	Trustee since 2020
Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent nonexecutive director of abrdn Asia-Pacific Income Fund VCC since 2015. She is also an independent non-executive director of abrdn Funds since 2020 and abrdn Global Income Fund Inc, abrdn Asia-Pacific Income Fund Inc and abrdn Australia Equity Fund Inc since 2021. She has over 20 years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.
			5 RICs consisting of 23 Portfolios	None.
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board
Mr. Malone is a lawyer of over 40 years standing. Currently, he is an adviser to Onkai, a US healthcare software company. He is also Chairman of a number of the open and closed end funds in the abrdn Fund Complex. He previously served as a non-executive director of U.S. healthcare companies, Medality LLC until 2023 and Bionik Laboratories Corp. (2018 – July 2022). Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.
			9 RICs consisting of 27 Portfolios	None.
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016
Mr. Porter is the Principal of RPSS Enterprises, a consulting and advisory firm, a role he has held since 2019. From 2013 to 2021, he served as the Chief Financial and Administrative Officer of The Colorado Health Foundation. Mr. Porter served as an independent director at Centurylink Investment Management Company from 2011 to 2024. Previously, he held senior financial leadership positions as CFO at Telenet and Nupremis, and as Treasurer at Qwest Communications and MediaOne Group. He has also served as a board member and audit chair for BlackRidge Financial Inc. and Community First Bancshares, Inc.
			6 RICs consisting of 23 Portfolios	Director of Century Link Investment Management Company from 2006 to 2024, Director of BlackRidge Financial Inc. from 2004 to 2019.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007
Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He was a Director of abrdn Asia-Pacific Income Investment Company Limited (Canadian investment fund) from 1993 to 2024.
			1 RIC consisting of 18 Portfolios	None.

Board of Trustees and Officers of the Trust   79

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INTERESTED TRUSTEES”)
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
James O’Connor****,† Year of Birth: 1976	Trustee since June 2024
Mr. O’Connor is Head of the Americas at abrdn. He is responsible for running abrdn’s commercial activities in the Americas region and for execution of the regional corporate strategy. Prior to his current role, Mr. O’Connor held a number of positions at abrdn since joining the company in 2010. Most recently he was the Americas Chief Operating Officer and prior to that held the positions of Executive Director - Head of Institutional and Managing US Counsel. Before joining abrdn, Mr. O’Connor was an associate at Stradley Ronon Stevens & Young in the firm’s Investment Management Group and held various roles in operations, trading and product management for the broker-dealer arms of Merrill Lynch and NYLIFE Securities. Mr. O’Connor holds a JD from Rutgers University School of Law – Camden (Summa Cum Laude) and a BA degree from Villanova University.
			2 RICs consisting of 21 Portfolios	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (18 Portfolios), and abrdn ETFs (3 Portfolios).
***	Current directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)
or (3) any company subject to the requirements of Section 15(d) of the Exchange Act..
****	Each Trustee may be contacted by writing to the Trustee c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Megan Kennedy.
†	Mr. O’Connor is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.
80   Board of Trustees and Officers of the Trust

OFFICERS OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Alan Goodson** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President and Chief Executive Officer (Since 2022)
Currently, Executive Director and Head of Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Joseph Andolina** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since 2017)
Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.’s Legal Department, where he served as US Counsel since 2012.

Michael Marsico** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Treasurer, Chief Financial Officer and Principal Accounting Officer (Since 2023)	Currently, Senior Product Manager for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Megan Kennedy** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since 2009)	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Lucia Sitar** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since 2008)
Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.

Ben Moser** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since 2018)	Currently, Head of Commercial Operations, Americas for abrdn Inc. Mr. Moser joined abrdn Inc. in July 2008.
Katie Gebauer** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2023)	Currently, Chief Compliance Officer – ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Sharon Ferrari** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President (Since 2022)	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Board of Trustees and Officers of the Trust   81

OFFICERS OF THE TRUST
Heather Hasson** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President (Since 2022)	Currently, Senior Product Solutions and Implementation Manager for abrdn Inc. Ms. Hasson joined the company in November 2006.
Andrew Kim** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President (Since 2022)	Currently, Senior Product Governance Manager - Attorney for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Robert Hepp** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2022)	Currently, Senior Product Governance Manager for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Matt Kence** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1974	Vice President (Since 2022)	Currently, Investment Director for abrdn Inc.
George Westervelt** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President (Since 2022)	Currently, Head of Global High Yield and Head of U.S. High Yield Research for abrdn Inc.
Ben Ritchie** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1980	Vice President (Since 2022)	Currently Head of the Developed Markets Equity team at abrdn.
Svitlana Gubriy** abrdn Inc. 1 George Street Edinburgh EH2 2LL Year of Birth: 1972	Vice President (Since 2022)	Currently, Head of Indirect Real Assets at abrdn. Ms. Gubriy joined abrdn in 2005.
Josh Duitz** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President (Since 2022)	Currently, Head of Global Income at abrdn, Inc. Mr. Duitz joined abrdn Inc. In 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Jonathan Mondillo** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1983	Vice President (Since 2022)	Currently, Global Head of Fixed Income. He joined the firm in 2018. Previously he managed mutual funds at Alpine Woods Capital Investors, LLC.
82   Board of Trustees and Officers of the Trust

OFFICERS OF THE TRUST
Devan Kaloo** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1972	Vice President (Since 2022)	Currently, Global Head of Equities and Head of Global Emerging Markets Equities for abrdn. Mr. Kaloo joined abrdn in 2000 as part of the Asian equities team in Singapore.
Chris Colarik** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Vice President (Since 2022)	Currently, Head of U.S. Smaller Companies at abrdn Inc. He joined the firm in March 2023. Previously, he was a portfolio manager at Glenmede Investment Management.
Nick Robinson** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1978	Vice President (Since 2022)	Currently, Deputy Head of Global Emerging Market Equities at abrdn. Previously, Mr. Robinson was a Director and Head of Brazilian Equities of abrdn’s operations in Sao Paulo, Brazil from 2009 to 2016.
Awais Khan abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2024)	Currently, Head of ETF Portfolio Management and Capital Markets for abrdn. Previously, he was a portfolio manager at The Vanguard Group.
Kolotioloma Silue** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President (Since 2024)	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Each officer of the Trust holds officer position(s) in one or more of the following: abrdn Asia-Pacific Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Global Income Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund and abrdn ETFs (consisting of 3 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.
Responsibilities of the Board of Trustees
The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.
Additional Information about the Board of Trustees
The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, Sub-advisers, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds. A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the abrdn fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Ajmera, financial services, investment management and executive experience and board experience with investment management and fund companies; Mr. O’Connor, the perspective he brings as Head of Americas of abrdn Inc., the parent company of the Funds’ Adviser; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and
Board of Trustees and Officers of the Trust   83

business consulting experience; Mr. Porter, financial, accounting and executive experience with other companies and board experience with investment management and fund companies; and Mr. Smith, experience as managing editor and director of a financial publications firm.
The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Board and Committee Structure
The Board of Trustees is composed of four Independent Trustees and one Interested Trustee, James O’Connor. The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.
The Board has established a committee structure that includes an Audit Committee and Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Funds, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Funds with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. Each Committee is comprised entirely of Independent Trustees. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Audit Committee is comprised of Ms. Ajmera and Messrs. Malone, Porter and Smith. Mr. Porter serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert. The purposes of the Audit Committee are to: (a) annually select, retain or terminate, and recommend to the Trustees for their ratification, the selection, retention or termination of the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Trust, the Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet periodically with the Trust’s independent auditor and Management, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) review and discuss the Trust’s annual audited financial statements, (iii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the independent auditor, or the results of said audit(s), including matters required to be discussed by PCAOB Auditing Standard 1301, and Management’s response to such matters, (iv) to consider the independent auditor’s comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Management’s responses thereto, (v) to review the form of opinion the independent auditor proposes to render to the Board and shareholders, and (vi) to review the performance of the independent auditor; (d) review and discuss policies with respect to risk assessment and risk management with respect to the Funds; (e) set clear hiring policies when the Trust considers hiring employees or former employees of the independent auditor; (f) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; (g) review annually with management and with the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; and (h) consider the independent auditor’s comments with respect to the Trust’s financial policies, procedures and internal accounting
84   Board of Trustees and Officers of the Trust

controls and Management’s responses thereto. The function of the Audit Committee is oversight; it is the responsibility of the Trust’s management and to the extent delegated to the Adviser and Administrator, such Adviser and Administrator to maintain appropriate systems for accounting and internal controls. It is the responsibility of the Trust’s independent auditor to plan and carry out a proper audit. The independent auditor is directly accountable to the Audit Committee and must report directly to the Audit Committee. Each of the members is able to understand basic financial statements, including the Fund’s balance sheet, income statement and statement of cash flows and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met 4 times during the fiscal year ended October 31, 2024.
The Nominating and Corporate Governance Committee (“Nominating Committee”) is comprised of Ms. Ajmera and Messrs. Malone, Porter and Smith. Mr. Malone serves as Chair of the Nominating Committee. The Nominating Committee has the following responsibilities: (1) to select and nominate all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) to review, discuss, and make recommendations to the Board, relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund, including: (a) composition of the Board, including size, areas of expertise represented, tenure of the directors, including term limits and/or age limits, (b) committee assignments, (c) the role of the Board’s committees, including the scope of each committee’s responsibilities, and (d) the role of the Independent Directors, including periodic review of governance policies adopted by the Board; and (3) to implement (or cause to be implemented) an annual evaluation of the performance of the Board and the organization and effectiveness of its committees. The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.
The Nominating Committee will consider nominees recommended by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, abrdn Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence. The Nominating Committee met 1 time during the fiscal year ended October 31, 2024.
The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs, and also by the Funds’ Sub-advisers, as applicable, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, Sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, Sub-advisers, and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Ownership of Shares of abrdn Funds
As of December 31, 2024, the Trustees held shares of the Funds and of the abrdn Family of Investment Companies as indicated below.

INDEPENDENT TRUSTEES
Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Radhika Ajmera	abrdn Emerging Markets Fund - $10,001-$50,000	$10,001 - $50,000
Board of Trustees and Officers of the Trust   85

INDEPENDENT TRUSTEES
P. Gerald Malone	abrdn Emerging Markets Fund - $1-$10,000 abrdn Emerging Markets ex-China Fund - $1-$10,000	$50,001-$100,000
Rahn K. Porter	abrdn Emerging Markets Fund - $10,001-$50,000	Over $100,000
Warren C. Smith	abrdn Emerging Markets Fund - $10,001-$50,000	$10,001 - $50,000

INTERESTED TRUSTEE
Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
James O’Connor	None	None

*	As of December 31, 2024, the Family of Investment Companies consisted of the Trust, which contained 18 portfolios and abrdn ETFs (consisting of 3 portfolios); however, each Trustee did not serve on the Board of every fund in such Family of Investment Companies. Ownership information is provided with respect to only those funds that each Trustee oversaw as of December 31, 2024.
As of January 31, 2025, the Officers and Trustees, as a group, owned of record and beneficially less than 1% of each Fund’s shares.
Compensation of Trustees
The Compensation Table below sets forth the total compensation that each Trustee received from the Trust and the Fund Complex (as defined below) for the fiscal year ended October 31, 2024.

INDEPENDENT TRUSTEES
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Radhika Ajmera	112,980	None	None	347,928
P. Gerald Malone	133,980	None	None	581,482
Rahn K. Porter	134,400	None	None	293,387
Warren C. Smith	121,800	None	None	131,756

INTERESTED TRUSTEE
Name	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Stephen Bird**	None	None	None	None
James O’Connor***	None	None	None	None

*	As of October 31, 2024, the abrdn Fund Complex consisted of the Trust, which contained 18 portfolios, as well as abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund and abrdn ETFs (consisting of 3 portfolios).
**	Mr. Bird resigned from the Board effective June 30, 2024.
***	Mr. O’Connor joined the Board as a Trustee of the Trust on June 30, 2024.
The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.
Sales Loads
Class A or Class A1 shares may be sold at NAV without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including retired directors, officers and employees and immediate family members of abrdn and its affiliates). The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such investment. See “Waiver of Class A and Class A1 Sales Charges” for more information.
86   Board of Trustees and Officers of the Trust

Code of Ethics
Federal law requires the Trust, the Adviser and Sub-advisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Proxy Voting Policies and Procedures
Regulations under the federal securities laws require the Trust, the Adviser and Sub-advisers to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Funds. The Trust has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Adviser and Sub-advisers, as applicable. The Adviser and Sub-advisers have adopted proxy voting policies and procedures, which have been reviewed and approved by the Funds’ Board, to ensure the proper and timely voting of the proxies on behalf of the Funds. Moreover, the Adviser will assist the Funds in the preparation of the Funds’ complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of the Funds or the Adviser and Sub-advisers will be submitted to the Board for approval or review, as the case may be. For additional information, also attached hereto in Appendix C is the Adviser’s and Sub-advisers’ Listed Company Stewardship Guidelines, which among other things, expands upon how the Adviser and Sub-advisers approach environmental, social and governance issues when engaging with company management and voting proxies. Adviser’s and Sub-advisers’ proxy voting policies and procedures attached hereto as Appendix C.
Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 866-667-9231, (2) on the Funds’ website at www.abrdn.com/us/literature and (3) on the SEC’s website at http://www.sec.gov.
Board of Trustees and Officers of the Trust   87

Investment Advisory and Other Services
Trust Expenses
The Trust pays the compensation of the Trustees who are not employees of abrdn, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Fund’s NAVs; fees and expenses of independent certified public accountants and legal counsel to the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below.
Investment Adviser and Sub-advisers
Under the Investment Advisory Agreement with the Trust, abrdn manages the Funds in accordance with the policies and procedures established by the Trustees.
Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds. For certain Funds, the Adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more Sub-advisers who manage the investment portfolio of a particular Fund. The Adviser is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, the Adviser does not intend to do so as a routine matter at this time.
Certain of the Funds are subadvised by abrdn Investments Limited (“aIL”) and abrdn Asia Limited (“aAL”), affiliates of the Adviser. The Adviser and Sub-advisers are each wholly-owned subsidiaries of abrdn (Holdings) PLC. abrdn (Holdings) PLC is a wholly-owned subsidiary of abrdn plc. abrdn plc, its affiliates and subsidiaries are referred to herein as the “abrdn”. abrdn, combined with its subsidiaries and affiliates, manages approximately $463 billion in assets as of December 31, 2024. abrdn provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.
In rendering investment advisory services, the Adviser, aAL and aIL may use the resources of investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the abrdn plc affiliates, including the Fund, as associated persons of the Adviser or Sub-advisers. No remuneration is paid by the Funds with respect to the memorandum of understanding/personnel sharing arrangements.
The following Funds are subadvised:
abrdn China A Fund
abrdn Dynamic Dividend Fund
abrdn Emerging Markets ex-China Fund
abrdn Emerging Markets Fund
abrdn Focused Emerging Markets ex-China Fund
abrdn Global Infrastructure Fund
abrdn Infrastructure Debt Fund
abrdn International Small Cap Fund
abrdn Real Estate Fund
abrdn Inc.
abrdn pays the compensation of the officers of the Trust employed by abrdn. abrdn also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, abrdn pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
The Investment Advisory Agreement also specifically provides that abrdn, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least
88   Investment Advisory and Other Services

annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice. The Agreement further provides that abrdn may render similar services to others.
abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, is indirectly owned by abrdn plc.
For services provided under the Investment Advisory Agreement, abrdn receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Asset	Investment Advisory Fee
abrdn China A Share Equity Fund	$0 up to $500 million	0.85%
	$500 million up to $2 billion	0.80%
	$2 billion and more	0.75%
abrdn Dynamic Dividend Fund	$0 up to $250 million	1.00%
	$250 million and more	0.95%
abrdn Emerging Markets ex-China Fund	$0 up to $500 million	0.75%
	$500 million up to $2 billion	0.73%
	$2 billion and more	0.70%
abrdn Emerging Markets Fund	All Assets	0.90%
abrdn Focused Emerging Markets ex-China Fund	$0 up to $500 million	0.75%
	$500 million up to $2 billion	0.73%
	$2 billion and more	0.70%
abrdn Global Infrastructure Fund	$0 up to $250 million	0.75%
	$250 million up to $750 million	0.70%
	$750 million up to $1 billion	0.65%
	$1 billion and more	0.55%
abrdn High Income Opportunities Fund	$0 up to $500 million	0.55%
	$500 million up to $1 billion	0.525%
	$1 billion and more	0.50%
abrdn Infrastructure Debt Fund	$0 up to $500 million	0.50%
	$500 million up to $1 billion	0.475%
	$1 billion and more	0.45%
abrdn Intermediate Municipal Income Fund	$0 up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	$1 billion and more	0.355%
abrdn International Small Cap Fund	$0 up to $100 million	0.85%
	$100 million and more	0.75%
abrdn Real Estate Fund	All Assets	0.80%
abrdn Short Duration High Yield Municipal Fund	$0 up to $250 million	0.55%
	$250 million and more	0.50%
abrdn Ultra Short Municipal Income Fund	All Assets	0.40%
abrdn U.S. Small Cap Equity Fund	$0 up to $100 million	0.95%
	$100 million or more	0.80%
abrdn U.S. Sustainable Leaders Fund	$0 up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	$2 billion and more	0.60%

Investment Advisory and Other Services   89

Limitation of Fund Expenses
In the interest of limiting the expenses of the Funds, abrdn may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, abrdn has entered into written expense limitation agreements with the Trust on behalf of the Funds. Pursuant to the expense limitation agreements, abrdn has agreed to waive or limit its fees and to assume other expenses to the extent necessary, subject to certain exclusions, to limit the total annual operating expenses of each Class of each such Fund to the limits described below. With respect to the Dynamic Dividend Fund, Global Infrastructure Fund, Real Estate Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, this limit excludes interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses. With respect to the Focused Emerging Markets ex-China Fund and High Income Opportunities Fund, this limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, and 12b-1 fees for Class A shares and extraordinary expenses for a Fund. For all other Funds of the Trust, this limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses for a Fund. Please note that the waiver of fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.
abrdn may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the expense limitation agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. No reimbursement will be made unless: (i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the expense limitation agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the expense limitation agreement, reimbursement of amounts previously waived or assumed by abrdn is not permitted.
abrdn has agreed contractually to waive, through February 28, 2026, advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses of the Trust, excluding certain expenses as described above, as follows:

Name of Fund/Class	Expense Limitation*
abrdn China A Share Equity Fund	0.99%
abrdn Dynamic Dividend Fund
Institutional Class	1.25%
Class A	1.50%
abrdn Emerging Markets ex-China Fund	0.90%
abrdn Emerging Markets Fund	1.10%
abrdn Focused Emerging Markets ex-China Fund	0.90%
abrdn Global Infrastructure Fund
Institutional Class	0.99%
Class A	1.24%
abrdn High Income Opportunities Fund	0.70%
abrdn Infrastructure Debt Fund	0.65%
abrdn Intermediate Municipal Income Fund	0.50%
abrdn International Small Cap Fund	0.99%
abrdn Real Estate Fund
Institutional Class	0.99%
Class A	1.24%
abrdn Short Duration High Yield Municipal Fund
Institutional Class	0.65%
Class A	0.90%
Class C	1.65%
abrdn Ultra Short Municipal Income Fund
Institutional Class	0.45%
Class A	0.70%
90   Investment Advisory and Other Services

Class A1	0.70%
abrdn U.S. Small Cap Equity Fund	0.95%
abrdn U.S. Sustainable Leaders Fund	0.90%

*	The Expense Limitation is effective as of February 28, 2025, and may not be terminated before February 28, 2026 without the approval of the Independent Trustees.
Predecessor Adviser
As explained in the “General Information” section of this SAI, certain Funds in this SAI were created as part of the reorganizations of the Aberdeen Investment Funds Predecessor Funds into newly created series of the Trust. Prior to the reorganizations, investment advisory services for the Aberdeen Investment Funds Predecessor Funds were provided by the Adviser (the “Predecessor Adviser”), which is the same as each Fund’s current Adviser. The Aberdeen Investment Funds Predecessor Funds were obligated to pay a monthly fee based on average daily net assets of the applicable Aberdeen Investment Funds Predecessor Fund. The contractual advisory fees paid by each Aberdeen Investment Fund Predecessor Fund to the Predecessor Adviser are shown in the following schedule:

Fund	Asset	Investment Advisory Fee
abrdn Focused Emerging Markets ex-China Fund	The first $500 million in average daily net assets;	0.80%
	The next $1.5 billion in average daily net assets; and	0.78%
	Daily net assets over $2 billion	0.75%
abrdn High Income Opportunities Fund	The first $5.0 billion in average daily net assets;	0.65%
	The next $2.5 billion in average daily net assets;	0.63%
	The next $2.5 billion in average daily net assets; and	0.60%
	Daily net assets over $10 billion	0.59%

The amounts paid by the Aberdeen Investment Funds Predecessor Funds to the Predecessor Adviser for the applicable fiscal years ended October 31 is set forth in the table below.
Investment Advisory Fees
The table below shows the investment advisory fees paid by each Fund to the Adviser (which includes amounts paid by the Adviser to the affiliated Sub-adviser(s), as applicable) and the advisory fees waived and additional fund expenses reimbursed, if any, by the Adviser for the fiscal years ended October 31, 2024, 2023 and 2022 (or for the life of the Fund if shorter). Advisory fee information for the Focused Emerging Markets ex-China Fund and High Income Opportunities Fund for the periods prior to December 3, 2021 reflects fees paid by the Aberdeen Investment Funds Predecessor Funds to the Adviser for the past three fiscal years ended October 31 is set forth in the table below.
Investment Advisory and Other Services   91

	Year Ended October 31, 2024			Year Ended October 31, 2023			Year Ended October 31, 2022
Fund	Fees Paid	Fees Waived/Reimbursed	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived/Reimbursed	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived/Reimbursed	Recoupment of Prior Fees Waived
China A Fund	$160,667	$212,288	$0	$305,374	$158,769	$0	$514,523	$299,918	$0
Dynamic Dividend Fund	$996,833	$180,116	$0	$1,037,433	$119,893	$0	$1,155,648	$104,327	$0
Emerging Markets ex-China Fund(1)	$804,983	$440,057	$0	$283,908	$296,060	$0	$236,354	$183,875	$0
Emerging Markets Fund	$13,923,523	$1,295,131	$0	$19,673,914	$1,294,758	$0	$31,331,992	$3,610,371	$7,853
Focused Emerging Markets ex-China Fund(2)	$333,428	$216,075	$0	$368,958	$202,030	$0	$425,395	$300,067	$0
Global Infrastructure Fund(3)	$338,948	$158,118	$0	$410,904	$166,135	$0	$461,041	$181,503	$0
High Income Opportunities Fund(2),(4)	$466,296	$276,578	$0	$600,912	$310,592	$0	$736,148	$439,426	$0
Infrastructure Debt Fund(5)	$123,533	$195,052	$0	$198,039	$201,396	$0	$343,462	$507,424	$0
Intermediate Municipal Income Fund	$190,883	$198,526	$0	$198,661	$215,294	$0	$229,083	$206,321	$0
International Small Cap Fund	$1,107,570	$343,100	$0	$1,365,477	$361,392	$0	$2,036,968	$386,527	$0
Real Estate Fund(6)	$331,715	$150,016	$0	$402,310	$186,600	$0	$512,380	$214,703	$0
Short Duration High Yield Municipal Fund(7)	$602,226	$303,775	$0	$941,197	$448,911	$0	$2,183,044	$760,410	$0
Ultra Short Municipal Income Fund(8)	$2,894,241	1,620,129	$0	$3,196,687	$1,869,917	$0	$4,045,200	$2,289,342	$0
U.S. Small Cap Equity Fund	$3,230,535	$496,861	$0	$4,794,673	$674,100	$0	$7,495,875	$573,835	$0
U.S. Sustainable Leaders Fund(9)	$2,573,880	$184,991	$0	$2,581,429	$290,346	$0	$3,101,261	$209,581	$0

(1)	Prior to the change in the Fund’s fee structure on February 28, 2025, the management fee rate for the Fund was 0.80% on assets up to $500 million, 0.75% on assets of $500 million up to $2 billion and 0.70% on assets of $2 billion and more, and the expense limitation was 0.99%. Prior to the change in the Fund’s fee structure on February 29, 2024, the management fee rate for the Fund was 0.90% on assets up to $500 million, 0.85% on assets of $500 million up to $2 billion and 0.80% on assets of $2 billion and more, and the expense limitation was 1.10%.
(2)	As explained in the “General Information” section of this SAI, this Fund was created as part of the reorganization of an Aberdeen Investment Funds Predecessor Fund into a newly created series of the Trust. Prior to the reorganization, investment advisory services for the Aberdeen Investment Funds Predecessor Fund were provided by the Adviser.
(3)	Prior to the change in the Fund’s fee structure on February 29, 2024, the management fee rate for the Fund was 0.85% on assets up to $250 million, 0.80% on assets of $250 million up to $750 million, 0.75% on assets of $750 million up to $1 billion and 0.65% on assets of $1 billion and more.
(4)	Prior to the change in the Fund’s name, strategy and fee structure on August 18, 2023, the management fee rate for the Fund was 0.65% on assets up to $5 billion, 0.63% on assets of $5 billion up to $7.5 billion, 0.60% on assets of $7.5 billion up to $10 billion and 0.59% on assets of $10 billion and more and the expense limitation in effect with respect to the Fund was 0.75%. Effective August 18, 2023, the Fund’s expense limitation was lowered to 0.70%.
(5)	Prior to the change in the Fund’s name, strategy and fee structure on August 18, 2023, the management fee rate for the Fund was 0.60% on assets up to $500 million, 0.55% on assets of $500 million up to $1 billion and 0.50% on assets of $1 billion and more.
(6)	Prior to the change in the Fund’s fee structure on February 29, 2024, the management fee rate for the Fund was 1.00% on assets up to $250 million, 0.95% on assets of $250 million up to $750 million, 0.90% on assets of $750 million up to $1 billion and 0.80% on assets of $1 billion and more, and the expense limitation was 1.25% for Class A shares and 1.00% for Institutional Class shares.
(7)	Prior to the change in the Fund’s fee structure on February 29, 2024, the management fee rate for the Fund was 0.65% on assets up to $250 million and 0.60% on assets of $250 million and more.
(8)	Prior to the change in the Fund’s fee structure on February 29, 2024, the management fee rate for the Fund was 0.50% on assets up to $2.5 billion and 0.45% on assets of $2.5 billion and more.
(9)	Prior to the change in the Fund’s fee structure on February 29, 2024, the management fee rate for the Fund was 0.75% on assets up to $500 million, 0.70% on assets of $500 million up to $2 billion and 0.65% on assets of $2 billion and more.
92   Investment Advisory and Other Services

Sub-advisers
The Sub-advisers for certain of the Funds advised by the Adviser are as follows:

FUND	SUB-ADVISER
abrdn China A Share Equity Fund	abrdn Asia Limited (“aAL”)
abrdn Dynamic Dividend Fund	abrdn Investments Limited (“aIL”)
abrdn Emerging Markets ex-China Fund	aIL
abrdn Emerging Markets Fund	aIL and aAL
abrdn Focused Emerging Markets ex-China Fund	aIL
abrdn Global Infrastructure Fund	aIL
abrdn Infrastructure Debt Fund	aIL
abrdn International Small Cap Fund	aIL
abrdn Real Estate Fund	aIL

aIL, a Scottish Company, and aAL, a Singapore corporation, each serve as Sub-adviser to the Funds listed in the chart above. aIL and aAL are both affiliates of the Adviser. aIL’s registered office is located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. aAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.
Under the subadvisory agreements among the Trust, the Adviser and each Sub-adviser, and subject to the supervision of the Adviser and the Trustees, each of the Sub-advisers manages the assets of the Fund listed above in accordance with the Fund’s investment objectives and policies. Each Sub-adviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities.
Subadvisory Fees
The subadvisory fees for subadvised Funds are paid by the Adviser from the management fee it receives. For the investment management services they provide to the Funds, the Sub-advisers are entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser as detailed below:

	SUBADVISORY FEE
FUND	aAL	aIL
China A Fund	90%	N/A
Dynamic Dividend Fund	N/A	90%
Emerging Markets ex-China Fund	N/A	90%
Emerging Markets Fund	45%	45%
Focused Emerging Markets ex-China Fund	N/A	90%
Global Infrastructure Fund	N/A	90%
Infrastructure Debt Fund	N/A	90%
International Small Cap Fund	N/A	90%
Real Estate Fund	N/A	10%

Multi-Manager Structure
On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated sub-adviser without shareholder approval. If a new unaffiliated subadviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The multi-manager structure is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.
The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective sub-advisers for the Fund and thereafter monitoring the performance of the sub-adviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the sub-adviser. The Adviser has responsibility for communicating performance expectations and evaluations to the sub-adviser and ultimately recommending to the Trust’s Board of Trustees whether the sub-adviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of sub-advisers. The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its
Investment Advisory and Other Services   93

evaluation and monitoring functions. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that the sub-adviser or the Funds will obtain favorable results at any given time. The Adviser does not currently rely on the manager of managers order with respect to its management of the Funds.
Portfolio Managers
Appendix A contains the following information regarding the portfolio managers identified in the Funds’ Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts. Information relating to each portfolio manager’s ownership in the Funds contained in this SAI that he or she manages, as part of the team, as of October 31, 2024, is set forth in the chart below.

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned
Chris Haimendorf	U.S. Sustainable Leaders Fund	None
Christopher Colarik	U.S. Small Cap Equity Fund	$10,001-$50,000
Scott Eun	U.S. Small Cap Equity Fund	$10,001-$50,000
Joanna McIntyre	U.S. Sustainable Leaders Fund	None
Kirsty Desson	International Small Cap Fund	None
Liam Patel	International Small Cap Fund	None
Martin Connaghan	Dynamic Dividend Fund	None
Josh Duitz	Dynamic Dividend Fund Global Infrastructure Fund	$10,001-$50,000 $100,001-$500,000
Ruairidh Finlayson	Dynamic Dividend Fund	None
Donal Reynolds	Global Infrastructure Fund	None
Pruksa Iamthongthong	China A Fund	None
Jim Jiang	China A Fund	None
Elizabeth Kwik	China A Fund	None
Nicholas Yeo	China A Fund	None
Devan Kaloo	Emerging Markets Fund Emerging Markets ex-China Fund Focused Emerging Markets ex-China Fund	None None None
Nick Robinson	Emerging Markets Fund Emerging Markets ex-China Fund Focused Emerging Markets ex-China Fund	None None None
Miguel Laranjeiro	Intermediate Municipal Income Fund Short Duration High Yield Municipal Fund Ultra Short Municipal Income Fund Infrastructure Debt Fund	None None None None
Jonathan Mondillo	Intermediate Municipal Income Fund Short Duration High Yield Municipal Fund Ultra Short Municipal Income Fund Infrastructure Debt Fund	None None None None
George Westervelt	High Income Opportunities Fund	None
Matthew Kence	High Income Opportunities Fund Infrastructure Debt Fund	None None
Steven Logan	High Income Opportunities Fund	None
Jay Carlington	Real Estate Fund	None
Svitlana Gubriy	Real Estate Fund	None
Bill Pekowitz	Real Estate Fund	None

Distributor
The Trust and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into a distribution agreement whereby AFD will act as principal underwriter for the Trust’s shares. The principal business address of AFD is 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. AFD is affiliated with the Funds’ Adviser.
Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.
94   Investment Advisory and Other Services

The distributor has no obligation to sell any specific quantity of Fund shares. Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval. The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.
The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares. The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds. If applicable to a class of the Trust’s Shares as described below, the distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Service Plan described below.
The distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A shares).
The distributor reallows to Financial Industry Regulatory Authority registered dealers: 5.00% of sales charges on Class A shares of the Funds that have a maximum front-end sales charge of 5.75%; 2.50% of sales charges on Class A shares of the Infrastructure Debt Fund and High Income Opportunities Fund; 2.00% of sales charges on Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund; 0.50% of sales charges on Class A1 shares of the Ultra Short Municipal Income Fund; and 1.00% on Class C shares of the Funds.
Predecessor Distributor
As explained in the “General Information” section of this SAI, each of the Focused Emerging Markets ex-China Fund and High Income Opportunities Fund acquired the assets and liabilities of the Aberdeen Global Equity Impact Fund and Aberdeen Global High Income Fund, respectively, through a reorganization. Prior to the reorganization date of December 3, 2021, the Aberdeen Investment Funds Predecessor Funds had the same distributor, AFD.
Distributor Fees
The information presented below for the fiscal years ended October 31, 2024, 2023 and 2022 reflects the amounts received in underwriting commissions from a portion of the front end sales charge of certain classes of the Funds, all of which is retained by AFD.

Fund	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022
China A Share Equity Fund	$246	$450	$5,675
Dynamic Dividend Fund	$1,098	$1,681	$619
Emerging Markets ex-China Fund	$1,650	$618	$584
Emerging Markets Fund	$74	$434	$0
Focused Emerging Markets ex-China Fund(1)	$0	$0	$21
Global Infrastructure Fund	$435	$1,299	$1,963
High Income Opportunities Fund(1)	$49	$111	$2,794
Infrastructure Debt Fund	$9	$3	$49
Intermediate Municipal Income Fund	$8	$8	$9
International Small Cap Fund	$510	$703	$842
Real Estate Fund	$0	$0	$0
Short Duration High Yield Municipal Fund	$5	$138	$0
U.S. Small Cap Equity Fund	$5,313	$5,402	$10,873
U.S. Sustainable Leaders Fund	$1,237	$1,447	$2,478
Ultra Short Municipal Income Fund	$0	$0	$0

(1)	Represents the period from the reorganization until October 31, 2022. For the period from the beginning of the fiscal year until the reorganization, the amounts received in underwriting commissions from a portion of the front end sales charge of certain classes of the Focused Emerging Markets ex-China Fund and High Income Opportunities Fund, all of which is retained by AFD, were $0 and $0, respectively.
AFD also received the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A and A1 shares). The tables below reflect contingent deferred sales charges paid to AFD on redemptions of the Funds’ shares for the fiscal year ended October 31, 2024.
Investment Advisory and Other Services   95

Fund	Year Ended October 31, 2024
China A Share Equity Fund	$11
Dynamic Dividend Fund	$0
Emerging Markets Fund	$129
Emerging Markets ex-China Fund	$0
Focused Emerging Markets ex-China Fund	$0
Global Infrastructure Fund	$0
High Income Opportunities Fund	$0
Infrastructure Debt Fund	$0
Intermediate Municipal Income Fund	$2
International Small Cap Fund	$69
Real Estate Fund	$0
Short Duration High Yield Municipal Fund	$58
U.S. Small Cap Equity Fund	$296
U.S. Sustainable Leaders Fund	$0
Ultra Short Municipal Income Fund	$0

Distribution Plan
The Funds have adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Funds’ distributor for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

●	0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or service fees);

●	0.25% of the average daily net assets of Class A1 shares of each applicable Fund (distribution or service fees);

●	1.00% of the average daily net assets of Class C shares of each applicable Fund (0.25% service fee); and

●	0.50% of the average daily net assets of the Class R Shares of each applicable Fund (0.25% of which will be a distribution fee and 0.25% of which may be a service fee).

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who have no direct or indirect financial interest in the operation of the Plan (the “Plan Trustees”). The Plan was approved for the Funds by the Board of Trustees, and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Plan Trustees, cast in person at a meeting called for that purpose. The Plan may be terminated as to a Class of a Fund by vote of a majority of the Plan Trustees, or by vote of a majority of the outstanding shares of that Class. Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval. The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees, including a majority of the Plan Trustees, cast in person at a meeting called for that purpose. For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons. All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Plan Trustees or by a vote of the majority of the outstanding shares of the applicable Class. The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Plan Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued. In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.
The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.
The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Fund’s shares including, but not limited to, those discussed above. The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.
96   Investment Advisory and Other Services

Distribution Plan Fees
During the fiscal year ended October 31, 2024, AFD earned the following distribution fees under the Plan for the Funds.

Fund	Class A	Class A1	Class C	Class R
China A Share Equity Fund	$16,547	N/A	$7,242	$10,257
Dynamic Dividend Fund	$9,773	N/A	$0	$0
Emerging Markets Fund	$102,487	N/A	$19,127	$514,747
Emerging Markets ex-China Fund	$68,124	N/A	$2,660	$6,668
Focused Emerging Markets ex-China Fund	$63,753	N/A	$0	$0
Global Infrastructure Fund	$27,922	N/A	$0	$0
High Income Opportunities Fund	$140,129	N/A	$0	$0
Infrastructure Debt Fund	$22,566	N/A	$0	$0
Intermediate Municipal Income Fund	$10,454	N/A	$0	$0
International Small Cap Fund	$143,461	N/A	$3,457	$8,878
Real Estate Fund	$1,009	N/A	$0	$0
Short Duration High Yield Municipal Fund	$18,181	N/A	$149	$0
U.S. Small Cap Equity Fund	$242,195	N/A	$145,643	$17,826
U.S. Sustainable Leaders Fund	$587,759	N/A	$2,952	$0
Ultra Short Municipal Income Fund	$328,144	$687	$0	$0

For the fiscal year ended October 31, 2024, the following expenditures were made using the 12b-1 fees received by AFD with respect to the Funds:

Fund	Advertising	Prospectus Printing & Mailing1	Distributor Compensation & Costs	Financing Charges with Respect to C Shares	Broker-Dealer Compensation & Costs
China A Share Equity Fund	$34	$0	$411	$99	$32,586
Dynamic Dividend Fund	$3	$0	$37	$0	$9,631
Emerging Markets Fund	$115	$0	$1,300	$346	$629,683
Emerging Markets ex-China Fund	$726	$0	$8,373	$1,394	$56,982
Focused Emerging Markets ex-China Fund	$95	$0	$1,102	$0	$61,012
Global Infrastructure Fund	$1	$0	$15	$0	$27,776
High Income Opportunities Fund	$198	$0	$2,282	$0	$134,926
Infrastructure Debt Fund	$121	$0	$1,393	$0	$19,391
Intermediate Municipal Income Fund	$40	$0	$443	$2	$9,420
International Small Cap Fund	$1,571	$0	$18,067	$712	$113,968
Real Estate Fund	$7	$0	$84	$0	$817
Short Duration High Yield Municipal Fund	$1	$0	$20	$153	$18,210
U.S. Small Cap Equity Fund	$340	$0	$3,319	$12,364	$384,045
U.S. Sustainable Leaders Fund	$11,648	$0	$133,397	$278	$287,702
Ultra Short Municipal Income Fund	$22	$0	$261	$0	$328,317

Administrative Services Fees/Sub-Transfer Agency Fees
The Funds may pay and/or reimburse administrative services fees/sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. Sub-transfer agency fees may be in addition to the Rule 12b-1 fees described in the Funds’ Prospectus.
Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services. The Funds may pay and/or reimburse sub-transfer agency fees on an average-net-assets basis or on a per-account-per-year basis for services to the Funds and its shareholders, including on certain non-omnibus accounts. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of an investment in a share class over time and may cost more than other types of fees.
Investment Advisory and Other Services   97

Class A, Class A1, Class R and Institutional Service Class shares of the Fund(s) pay for such services pursuant to an Administrative Services Plan adopted by the Board of Trustees. Under the terms of the Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class A1, Class R and Institutional Service Class shares of the Fund(s) (as applicable). Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required. With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.
As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which the contracted servicing agent for the Funds has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers. In consideration for providing administrative support services, the servicing agent with whom the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% for Class A, Class A1, Class R and Institutional Service Class shares of the average daily net assets of the Class A, A1, R or Institutional Service Class shares of each Fund (as applicable) (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2026, a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis).
For the fiscal year ended October 31, 2024, the following administrative services fees were paid from the Funds:

Fund	Class A	Class C	Class A1	Class R	Institutional Service Class	Institutional Class
China A Fund	$8,559	$401	N/A	$2,848	$263 *	$4,012
Dynamic Dividend Fund	$2,721	N/A	N/A	N/A	N/A	$57,662
Emerging Markets ex-China Fund	$29,056	$314	N/A	$1,723	$11,739	$47,861
Emerging Markets Fund	N/A	$2,142	N/A	$147,453	$693,704	$845,432
Focused Emerging Markets ex-China Fund	$31,562	N/A	N/A	N/A	N/A	$19,720
Global Infrastructure Fund	$8,026	N/A	N/A	N/A	N/A	$19,644
High Income Opportunities Fund	$70,721	N/A	N/A	N/A	N/A	$16,394
Infrastructure Debt Fund	$11,283	N/A	N/A	N/A	$5,062	$15,214
Intermediate Municipal Income Fund	$1,514	N/A	N/A	N/A	N/A	$13,396
International Small Cap Fund	$55,141	$442	N/A	$2,425	N/A	$66,136
Real Estate Fund	$350	N/A	N/A	N/A	N/A	$25,349
Short Duration High Yield Municipal Fund	$4,062	N/A	N/A	N/A	N/A	$52,920
Ultra Short Municipal Income Fund	$114,829	N/A	$16	N/A	N/A	$430,238
U.S. Small Cap Equity Fund	$152,088	$16,724	N/A	$5,350	$39,489	$164,292
U.S. Sustainable Leaders Fund	$93,149	$263*	N/A	N/A	$69,553	$5,210
Class C and Institutional Class shares may also pay for sub-transfer agency services directly and not pursuant to an Administrative Services Plan.
Fund Administration
Under the terms of a Fund Administration Agreement, abrdn provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. abrdn is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Trust shall pay fees to abrdn, as set forth directly below, for the provision of services to the Funds. Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.
Asset-Based Annual Fee

Fund Asset Level	Aggregate Fee as a Percentage of Fund Net Assets
All Assets	0.08%

98   Investment Advisory and Other Services

The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust (excluding those funds for which abrdn does not serve as administrator) multiplied by $25,000.
Fund Administration Fees
During the fiscal years ended October 31, 2024, 2023 and 2022, the Funds paid fund administration fees as indicated in the table below.

Fund	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022
China A Fund	$15,121	$28,741	$48,426
Dynamic Dividend Fund	$79,747	$82,995	$92,452
Emerging Markets ex-China Fund	$78,795	$25,236	$21,009
Emerging Markets Fund	$1,237,647	$1,748,792	$2,785,066
Focused Emerging Markets ex-China Fund(1)	$35,566	$39,355	$39,695
Global Infrastructure Fund	$34,613	$38,673	$43,392
High Income Opportunities Fund(1)	$67,825	$76,285	$80,984
Infrastructure Debt Fund	$19,765	$27,161	$45,795
Intermediate Municipal Income Fund	$35,931	$37,395	$43,122
International Small Cap Fund	$107,474	$134,984	$206,610
Real Estate Fund	$30,655	$32,185	$40,990
Short Duration High Yield Municipal Fund	$82,560	$115,840	$274,940
U.S. Small Cap Equity Fund	$308,053	$464,467	$734,587
U.S. Sustainable Leaders Fund	$287,484	$275,353	$330,975
Ultra Short Municipal Income Fund	$537,039	$511,470	$647,232

(1)	For the year ended October 31, 2022, the administration fees were paid by the Aberdeen Investment Funds Predecessor Fund to abrdn Inc. for the period from November 1, 2021 to December 3, 2021 and the administration fees were paid by the Fund to abrdn Inc. for the period from December 6, 2021 to October 31, 2022.
Aberdeen Investment Funds Predecessor Fund Administrator and Custodian
State Street Bank and Trust Company, One Iron Street, Boston, MA 02210, acted as each Aberdeen Investment Funds Predecessor Fund’s administrator and custodian and assisted in the supervision of all aspects of the operations of the Aberdeen Investment Funds Predecessor Funds (except those performed by the Aberdeen Investment Funds Predecessor Funds’ adviser); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of Trustees and shareholders.
The administration and custody fees paid by the Aberdeen Investment Funds Predecessor Funds for the period from November 1, 2021 to December 3, 2021 were as follows:

Fund	Period from November 1, 2021 to December 3, 2021
Focused Emerging Markets ex-China Fund	$13,487
High Income Opportunities Fund	$15,632

Transfer Agent
The Trust has entered into a Transfer Agency and Service Agreement with SS&C, 333 West 11th Street, Kansas City, Missouri 64105, whereby SS&C provides transfer agent and dividend disbursement agent services.
Sub-Administrator, Custodian and Fund Accountant
The Trust has entered into an Amended and Restated Master Custodian Agreement (the “Custody Agreement”) with State Street, which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, whereby State Street provides custody and fund accounting services for the Funds. abrdn has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain administration services to the Funds. For the administration services
Investment Advisory and Other Services   99

provided by State Street to the Funds, abrdn pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.
Securities Lending Activity
Pursuant to a Securities Lending Authorization Agreement with the Trust, on behalf of the Funds, Securities Finance Trust Company (“eSecLending”), acts as securities lending agent for the Funds. During the most recent fiscal year ended October 31, 2024, the services eSecLending may provide to the Funds, pursuant to the agreement, primarily included the following:

1.	selecting borrowers from an approved list of borrowers;

2.	negotiating the terms of securities loans, including the amount of fees, and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;

3.	monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;

4.	investing cash collateral received in connection with any loaned securities;

5.	arranging for the collection of any interest, dividends or other distributions or other payments of any kind on loaned securities and payment of the same to the Funds;

6.	maintaining separate records for securities loaned;

7.	in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issuer, class, quantity and denomination as the loaned securities; and

8.	terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.

There was no securities lending activity for any of the Funds during the fiscal year ended October 31, 2024.
Legal Counsel
Dechert, LLP, 1900 K Street, NW, Washington, DC 20006-1110, serves as the Trust’s legal counsel. Sullivan & Worcester LLP, 1666 K Street, NW, Washington, DC 20006, serves as legal counsel to the Independent Trustees.
Independent Registered Public Accounting Firm
KPMG LLP (“KPMG”) serves as the independent registered public accounting firm for the Trust.
100   Investment Advisory and Other Services

Brokerage Allocation
The Adviser (or a Sub-adviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, available liquidity and reliability of execution, the likelihood that a trade will settle, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the Adviser and the Sub-advisers (if applicable) have complete freedom as to the markets in and the broker-dealers through which they seek this result.
Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or a Sub-adviser (if applicable). SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. On September 12, 2017, abrdn announced a change to the payment for research model, such that abrdn would absorb all research costs directly (i.e., pays for research from its profits and losses) to coincide with the new MiFID II legislation which went into effect on January 3, 2018. As a result, abrdn does not use soft dollars and has been paying “execution only” commission rates since the start of 2017, paying for research for equities out of its assets.
There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a Sub-adviser (if applicable) or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the Sub-adviser (if applicable) believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
In purchasing and selling investments for the Funds, it is the policy of the Adviser and the Sub-advisers (if applicable) to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser and the Sub-advisers (if applicable) in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser and the Sub-advisers (if applicable) will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
As discussed under “General Information about the Funds’ Portfolio Instruments and Investment Policies – Foreign Currencies” above, with respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Funds are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser, Sub-advisers (if applicable) or third-party agent execute Unrestricted Market FX relating to trading decisions. The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or Sub-advisers or by the Funds’ custodian due to the small currency amount and lower volume of such transactions. The Funds, the Adviser and the Sub-advisers (if applicable) have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.
Brokerage Allocation   101

The Adviser and each Sub-adviser (if applicable) may cause a Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s or Sub-adviser’s (if applicable) obligation to seek best-execution pursuant to the standards described above.
Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Sub-adviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.
Each of the Funds contemplate that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate Sub-adviser (if applicable), be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser and the Sub-advisers (if applicable) do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
Neither the Funds nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Funds’ brokerage transactions to a broker-dealer because of the research services such broker provides to a Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Adviser and Sub-advisers also received research services for the fiscal year ended October 31, 2024 are summarized in the table below:

Fund	Total Dollar Amount of Transactions^	Total Commissions Paid on Such Transactions^
China A Fund	$27,219,107	$16,780
Dynamic Dividend Fund	$156,362,510	$53,123
Emerging Markets ex-China Fund	$167,853,611	$108,200
Emerging Markets Fund	$1,809,816,957	$1,068,020
Focused Emerging Markets ex-China Fund	$51,625,596	$21,937
Global Infrastructure Fund	$20,005,542	$8,875
International Small Cap Fund	$121,303,756	$65,048
Real Estate Fund	$36,336,233	$14,451
U.S. Small Cap Equity Fund	$479,691,337	$181,012
U.S. Sustainable Leaders Fund	$163,592,924	$61,895

During the fiscal years ended October 31, 2024, 2023, and 2022, the following brokerage commissions were paid by the Funds:
102   Brokerage Allocation

	Year Ended October 31,
Fund	2024	2023*	2022*
China A Fund	$16,784	$21,389	$48,554
Dynamic Dividend Fund	$53,117	$51,075	$67,421
Emerging Markets ex-China Fund	$108,196	$20,694	$24,714
Emerging Markets Fund	$1,067,998	$1,127,818	$2,145,595
Focused Emerging Markets ex-China Fund	$21,957	$17,281	$26,843
Global Infrastructure Fund	$8,875	$11,311	$13,287
High Income Opportunities Fund	$1,189	$4,924	$15,754
Infrastructure Debt Fund	$434	$5,704	$7,172
Intermediate Municipal Income Fund	$0	$0	$0
International Small Cap Fund	$65,051	$104,282	$162,143
Real Estate Fund	$14,452	$10,283	$13,163
Short Duration High Yield Municipal Fund	$0	$0	$0
U.S. Small Cap Equity Fund	$181,010	$224,358	$481,020
U.S. Sustainable Leaders Fund	$61,891	$118,639	$189,326
Ultra Short Municipal Income Fund	$0	$0	$0

*	Any material differences between the commissions paid during the past fiscal year and the two preceding fiscal years are due to a variety of factors including, primarily, cash flows into and out of the Fund.
During the fiscal year ended October 31, 2024, the following Funds held investments in securities of their regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) as follows:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of Fiscal Year Ended October 31, 2024	Name of Broker or Dealer
abrdn Dynamic Dividend Fund	$1,642,208	JPMorgan Chase & Co.
abrdn Dynamic Dividend Fund	$1,708,707	Goldman Sachs & Co. LLC
abrdn Dynamic Dividend Fund	$1,191,870	Bank of America Corp.
abrdn High Income Opportunities Fund	$378,447	Deutsche Bank Securities Inc.

Brokerage Allocation   103

Additional Information on Purchases and Sales
Shares of the Funds have not been registered for sale outside of the United States and its territories. However, the Funds may accept investments from non-U.S. affiliates of the Adviser.
Class A and Class A1 Sales Charges
The charts below show the Class A and Class A1 sales charges, which decrease as the amount of your investment increases.
Class A Shares of the Funds (other than the Infrastructure Debt Fund, High Income Opportunities Fund, Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund)

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION AS A % O FOFFERING PRICE
less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Class A Shares of the Infrastructure Debt Fund and High Income Opportunities Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION AS A % OF OFFERING PRICE
less than $100,000	3.00%	3.10%	2.50%
$100,000 up to $250,000	2.50	2.56	2.00
$250,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Class A Shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSIONAS A % OF OFFERING PRICE
less than $100,000	2.50%	2.56%	2.00%
$100,000 up to $250,000	2.00%	2.04	1.75
$250,000 or more	None	None	None

Class A1 Shares of the Ultra Short Municipal Income Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSIONAS A % OF OFFERING PRICE
less than $250,000	0.50%	0.50%	0.50%
$250,000 or more	None	None	None

Using the NAV per share as of October 31, 2024, the maximum offering price of each Fund’s Class A or Class A1 shares would be as follows:
104   Additional Information on Purchases and Sales

Fund Name	Net Asset Value	Maximum Sales Charge	Offering Price to Public
China A Fund	$22.44	5.75%	$23.81
Dynamic Dividend Fund	$4.36	5.75%	$4.63
Emerging Markets ex-China Fund	$12.30	5.75%	$13.05
Emerging Markets Fund	$14.01	5.75%	$14.86
Focused Emerging Markets ex-China Fund	$15.04	5.75%	$15.96
Global Infrastructure Fund	$23.86	5.75%	$25.32
High Income Opportunities Fund	$7.74	3.00%	$7.98
Infrastructure Debt Fund	$8.56	3.00%	$8.82
Intermediate Municipal Income Fund	$8.92	2.50%	$9.15
International Small Cap Fund	$30.52	5.75%	$32.38
Real Estate Fund	$12.27	5.75%	$13.02
Short Duration High Yield Municipal Fund	$9.20	2.50%	$9.44
Ultra Short Municipal Income Fund	$10.09	0.50%	$10.14
U.S. Small Cap Equity Fund	$33.97	5.75%	$36.04
U.S. Sustainable Leaders Fund	$11.82	5.75%	$12.54

Waiver of Class A and Class A1 Sales Charges
You may qualify for a reduced Class A and Class A1 sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A and Class A1 sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other financial intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your financial intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.
The sales charge applicable to Class A and Class A1 shares may be waived for shares sold to financial intermediaries who have entered into an agreement with a Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. Certain waivers and fee reductions may be available to customers of certain financial intermediaries, as described under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.
The sales charge applicable to Class A and Class A1 shares may be waived for the following purchases:

1.	shares sold to other registered investment companies affiliated with abrdn;

2.	shares sold to:
a) any pension, profit sharing, or other employee benefit plan for the employees of abrdn, any of its affiliated companies, or investment advisory clients and their affiliates;

b) 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans.

(Individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts do not qualify for the waiver.)

c) any life insurance company separate account registered as a unit investment trust;

d) Trustees and retired Trustees of the Trust;

e) directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of abrdn, or any investment advisory clients of the Adviser and its affiliates;

f) directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with

Additional Information on Purchases and Sales   105

abrdn;

g) any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives of a broker-dealer having a dealer/selling agreement with the distributor;

h) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

i) financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Reduction of Sales Charges
Reduction of Class A and Class A1 Sales Charges
Shareholders can reduce or eliminate Class A and Class A1 shares’ initial sales charge through one or more of the discounts described below:

●	A Larger Investment. The sales charge decreases as the amount of your investment increases.

●
Rights of Accumulation. You and members of your family who live at the same address can add the current value of your Class A, Class A1 and Class C investments in the abrdn Funds that you currently own or are currently purchasing to the value of your abrdn Funds Class A and Class A1 purchase, possibly reducing the sales charge.

●
No Sales Charge on a Repurchase. If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class. You will not pay a sales charge on Class A and Class A1 shares that you buy within 30 days of selling Class A and Class A1 shares of an equal or greater amount if you have already paid a sales charge. Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due. If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

●
Letter of Intent Discount. State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (at least $100,000 in Class A shares of the Infrastructure Debt Fund, Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund and at least $250,000 in Class A1 shares of the Ultra Short Municipal Income Fund) and your sales charge will be based on the total amount you intend to invest. You can also combine your purchase of Class A, Class A1 and Class C Shares in the abrdn Funds to fulfill your Letter of Intent. Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Class A and Class A1 Finder’s Fee and Corresponding CDSC
There are no front-end sales charges for purchases of Class A and Class A1 shares of the Funds of $1 million or more (or $250,000 or more of Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund or $250,000 or more of Class A1 shares of the Ultra Short Municipal Income Fund). There are no front-end sales charges for purchases of Class A shares of the Ultra Short Municipal Income Fund. An investor may purchase $1 million or more (or $250,000 or more) of Class A or Class A1 shares in one or more of the abrdn Funds and avoid the front-end sales charge. However, unless an investor is otherwise eligible to purchase Class A or Class A1 shares without a sales charge, the investor will pay a CDSC (on all Funds except the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund) if he or she redeems such Class A and Class A1 shares within 18 months of the date of purchase (within 12 months of the date of purchase for the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund). With respect to such purchases, the distributor or the Funds’ Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A and Class A1 shares with no initial sales charge. The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer. For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

●
The purchase can be made in any combination of the Funds of the Trust. The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased. The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

●
The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (within the first 12 months of purchase for the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund).

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below. The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund. The Class A and Class A1 CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A or Class A1 CDSC.
106   Additional Information on Purchases and Sales

Amount of Finder’s Fee/Contingent Deferred Sales Charge
Class A Shares of the Funds (other than the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund)

		Amount of Purchase
Funds Purchased	$1 million up to $4 million	$4 million up to $25 million	$25 million or more
China A Fund, Dynamic Dividend Fund, Emerging Markets ex-China Fund, Emerging Markets Fund, Focused Emerging Markets ex-China Fund, Global Infrastructure Fund, High Income Opportunities Fund, Infrastructure Debt Fund, International Small Cap Fund, Real Estate Fund, U.S. Small Cap Equity Fund and U.S. Sustainable Leaders Fund	1.00%	0.50%	0.25%

Class A Shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund

Amount of Purchase
$250,000 up to $4 million	$4 million up to $25 million	$25 million or more
0.75%	0.50%	0.25%

Class A1 Shares of the Ultra Short Municipal Income Fund

Amount of Purchase
$250,000 or more
0.25%

CDSC for Class C Shares
You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares; however, the CDSC shall not apply to redemptions of Class C shares that were purchased through a financial intermediary that was not paid a commission by the Fund’s distributor or Adviser at the time of purchase. The distributor or the Funds’ Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Funds. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.
Other Dealer Compensation
In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources. The Adviser may also pay and/or reimburse sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. Sub-transfer agency expenses generally include, but are not limited to, costs associated with recordkeeping, networking or other administrative services. The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors. The amount of these payments is determined by the Adviser.
In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals. These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries. As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.
The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include:

●	the distributor and other affiliates of the Adviser,

●	broker-dealers,

●	financial institutions, and

●	other financial intermediaries through which investors may purchase shares of a Fund.

Additional Information on Purchases and Sales   107

Payments may be based on current or past sales; current or historical assets; one-time ticket charges or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.
Class R Shares
Class R shares generally are available only to 401(a) plans, 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Funds’ distributor to utilize Class R shares in certain investment products or programs. Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets. In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm) and where the plans are introduced by an intermediary, such as a broker, third-party administrator, registered investment adviser or other retirement plan service provider. Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, individual 403(b) plans, or through 529 Plan accounts.
A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan. If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares. Specifically, if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at NAV or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide. Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan. A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.
Redemptions
Generally, a Fund will pay you for shares that redeem one day after your redemption request is received, however, a Fund may take three days in certain circumstances. A Fund may delay forwarding redemption proceeds for up to seven days (i) if the investor redeeming shares is engaged in excessive trading, or (ii) if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
In-Kind Redemptions
The Funds generally plan to redeem their shares for cash with the following exceptions. As described in the Prospectus, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”). The Funds may process a shareholder’s redemption request with an in-kind distribution at any time, subject to the conditions outlined below, but may be more likely to do so under stressed conditions where a Fund is unable to distribute cash, or for redemptions to large institutional investors that are equipped to receive the in-kind distribution in a way that does not adversely affect either such shareholder, the Fund or the remaining shareholders.
The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s NAV during any 90-day period for any one shareholder.
The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated and unaffiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s NAV.
Medallion Signature Guarantee
A medallion signature guarantee is required if: (1) the redemption check is made payable to anyone other than the registered shareholder; (2) the redemption proceeds are mailed to an address other than the address of record; (3) your account address has changed within the past 15 calendar days; (4) the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; (5) the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days; or (6) ownership is being changed on your account. The distributor reserves the right to require a medallion signature guarantee in other
108   Additional Information on Purchases and Sales

circumstances, without notice. Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges. A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds. A notary public is not an acceptable guarantor. In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations. If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy. The distributor, at its discretion, may waive the requirement for a signature guarantee.
Accounts With Low Balances
If the value of your account falls below $1,000 for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account), which is deposited into the applicable Fund to offset the expenses of small accounts. We will sell shares from your account quarterly to cover the fee.
Listed below are certain cases in which the Funds have elected, in their discretion, not to assess the Minimum Balance Fee. These exceptions are subject to change:

●	Accounts of shareholders that are held by intermediaries under the NSCC Fund/SERV system in Networking Level 0 (Trust) and Level 3 accounts;

●	Individual Retirement Accounts;

●	Retirement Plans including but not limited to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans;

●	Coverdell Educational Savings Accounts; and

●	Class A share accounts established pursuant to the Class C to Class A conversion feature

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000. Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action. We do this because of the high cost of maintaining small accounts.
Additional Information on Purchases and Sales   109

Valuation of Shares
Under normal circumstances, the NAV per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board of Trustees determines (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.
The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is regularly closed. Fixed income Fund shares may be priced on days that the Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
Each Fund reserves the right not to determine its NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s NAV.
Under normal circumstances, the offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the Total Net Assets (“TNA”) of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The TNA of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) designated the Adviser as the valuation designee (“Valuation Designee”) for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debt
110   Valuation of Shares

securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Derivative instruments are generally valued according to the following procedures.
Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1 month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser as Valuation Designee concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
The time at which transactions and Fund shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.
The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
Valuation of Shares   111

Systematic Investment Strategies
Depending on the policies and procedures of your financial intermediary, some or all of the systematic investment strategies described below may not be available to you. Please contact your financial intermediary for more information.
Automatic Investment Plan - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging. With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows. Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs. However, no formula can assure a profit or protect against loss in a declining market. Once you have opened an account with at least $1,000, you can contribute to an Automatic Investment Plan for as little as $50 a month in a Fund.
Systematic Exchange Plan and Dividend Moves - This plan allows you to transfer $50 or more to one Fund from another Fund systematically, monthly or quarterly. Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000. The money is transferred on the 25th day of the month as selected or on the preceding business day. Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time. With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs. However, no formula can assure a profit or protect against loss in a declining market.
Systematic Withdrawal Plan (“SWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually or annually, to you (or anyone you designate) from your account. Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce and eventually deplete your account. Generally, it is not advisable to continue to purchase Class A, Class A1 or Class C shares subject to a sales charge while simultaneously redeeming shares under the program. The $50 minimum is waived for required minimum distributions from individual retirement accounts.
NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.
112   Systematic Investment Strategies

Investor Privileges
The Funds offer the following privileges to shareholders. Additional information may be obtained by calling toll–free 866-667-9231. However, the following privileges may not be permitted by the policies and procedures of a financial intermediary through which you may purchase shares of the Funds. Please contact your financial intermediary for more information.
No Sales Charge On Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application. Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.
Exchange Privilege - With respect to other Classes of the Funds, the exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions. The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased. The exchange privilege may be limited due to excessive trading or market timing of Fund shares.
Exchanges Among Funds - Exchanges may be made among any of the funds of the Trust within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.
Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the abrdn Funds may not be available unless the Class R shares of the other abrdn Funds are also available within a plan. Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.
Generally, you may exchange all or part of your shares for shares of the same class of another abrdn Fund without paying a front-end sales charge or CDSC at the time of the exchange. If you exchange your Class A shares of a Fund that are subject to a CDSC into another abrdn Fund and then redeem those Class A shares within 18 months of the original purchase (within 12 months of the original purchase of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund), the applicable CDSC will be the CDSC for the original Fund.
If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.
Exchanges May Be Made in the Following Ways:
By Telephone
Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667- 9231, 24 hours a day, seven days a week. However, if you declined the option on the application, you will not have this automatic exchange privilege. This system also gives you quick, easy access to mutual fund information. Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information. You must call our toll-free number by the Valuation Time to receive that day’s closing share price. The Valuation Time is the close of regular trading of the Exchange, which is usually 4:00 p.m. Eastern Time.
Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone. Requests may be made only by the account owner(s). You must call our toll-free number by the Valuation Time to receive that day’s closing share price.
The Funds may record all instructions to exchange shares. The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.
The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.
The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions. These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded. The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.
By Mail or Fax - Write by regular mail to abrdn Funds, P.O. Box 219534, Kansas City MO 64121-9534 or by overnight mail to abrdn Funds c/o SS&C GIDS, Inc., 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 02021or fax to 866-923-4269. Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included. For example, if your account is
Investor Privileges   113

registered “John Doe and Mary Doe,” “Joint Tenants With Right of Survivorship,” then both John Doe and Mary Doe must sign the exchange request. The exchange will be processed effective the date the signed letter or fax is received. Fax requests received after the Valuation Time will be processed as of the next business day. The Funds reserve the right to require the original document if you use the fax method.
By Online Access - Log on to our website, https://www.abrdn.com/us-online-access, 24 hours a day, seven days a week, for easy access to your mutual fund accounts. Once you have reached the website, you will be instructed on how to select a password and perform transactions. You can choose to receive information on all Funds as well as your own personal accounts. You may also perform transactions, such as purchases, redemptions and exchanges. The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.
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Investor Services
Automated Voice Response System – Our toll-free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system. Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.
Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 6 p.m. Eastern Time (Monday through Friday).
Retirement Plans (Not available with the Intermediate Municipal Income Fund and Ultra Short Municipal Income Fund) – Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.
Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed. However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs. Instead, these will appear on your next consolidated statement.
Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December. Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.
For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds. Your accounts are consolidated by social security number and zip code. Accounts in your household under other social security numbers may be added to your statement at your request. Only transactions during the reporting period will be reflected on the statements. An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.
Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS. If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end. Average cost can only be calculated on accounts opened on or after January 1, 1984. Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.
Average cost is one of the IRS approved methods available to compute gains or losses. You may wish to consult a tax advisor on the other methods available.
Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.
Summary Prospectus - An updated summary prospectus will be mailed to you at least annually.
Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder. With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.
Investor Services   115

Additional Information
Description of Shares
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
The Trust presently consists of the following 18 series of shares of beneficial interest, without par value and with the various classes listed:

FUND	SHARE CLASS
abrdn China A Share Equity Fund	Class A, Class C, Class R, Institutional Class
abrdn Dynamic Dividend Fund	Class A, Institutional Class
abrdn EM SMA Completion Fund	Institutional Class
abrdn Emerging Markets Dividend Active ETF	N/A
abrdn Emerging Markets Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
abrdn Emerging Markets ex-China Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
abrdn Focused Emerging Markets ex-China Fund	Class A, Institutional Class
abrdn Focused U.S. Small Cap Active ETF	N/A
abrdn Global Infrastructure Fund	Class A, Institutional Class
abrdn High Income Opportunities Fund	Class A, Institutional Class
abrdn Infrastructure Debt Fund	Class A, Institutional Service Class, Institutional Class
abrdn Intermediate Municipal Income Fund	Class A, Institutional Service Class, Institutional Class
abrdn International Small Cap Fund	Class A, Class C, Class R, Institutional Class
abrdn Real Estate Fund	Class A, Institutional Class
abrdn Short Duration High Yield Municipal Fund	Class A, Class C, Institutional Class
abrdn Ultra Short Municipal Income Fund	Class A, Class A1, Institutional Class
abrdn U.S. Small Cap Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
abrdn U.S. Sustainable Leaders Fund	Class A, Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
Voting Rights
Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.
To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.
116   Additional Information

Additional General Tax Information for all Funds
The information discussed in this section applies generally to all of the Funds that are described in this SAI, but is supplemented or modified in additional separate sections that are provided below for abrdn Intermediate Municipal Income Fund, abrdn Short Duration High Yield Municipal Fund and abrdn Ultra Short Municipal Income Fund.
Buying a Dividend
If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.
Dividends from Taxable Income
A Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.
Distribution of Net Investment Income
Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met by you and the Fund. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”
Distributions of Capital Gains
A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
For U.S. federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined for federal income tax purposes, the Fund’s loss carryforwards may be subject to limitation.
As of October 31, 2024, for U.S. federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which do not expire:

Fund	Amount	Expires
China A Share Equity Fund	$2,259,940	Unlimited (Short-Term)
China A Share Equity Fund	$24,958,848	Unlimited (Long-Term)
Dynamic Dividend Fund	$1,948,332	Unlimited (Short-Term)
Emerging Markets ex-China Fund	$8,031,350	Unlimited (Short-Term)
Emerging Markets ex-China Fund	$38,663,367	Unlimited (Long-Term)
Emerging Markets Fund	$37,468,381	Unlimited (Short-Term)
Emerging Markets Fund	$63,333,903	Unlimited (Short-Term)
Focused Emerging Markets ex-China Fund	$1,128,114	Unlimited (Short-Term)
Focused Emerging Markets ex-China Fund	$7,496,603	Unlimited (Long-Term)
International Small Cap Fund	$28,720,538	Unlimited (Short-Term)
International Small Cap Fund	$15,481,022	Unlimited (Long-Term)
U.S. Small Cap Equity Fund	$13,570,356	Unlimited (Short-Term)
U.S. Small Cap Equity Fund	$16,338,394	Unlimited (Long-Term)
U.S. Sustainable Leaders Fund	$4,764,975	Unlimited (Short-Term)
U.S. Sustainable Leaders Fund	$22,059,565	Unlimited (Long-Term)

Additional General Tax Information for all Funds   117

Post-October Losses
In determining its net capital gain, including also in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
Medicare Contribution Tax
A 3.8 percent Medicare contribution tax will be imposed on net investment income, among other things, including interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
Returns of Capital
If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
Investments in Foreign Securities
The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.
Effect of foreign withholding taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s distributions paid to you. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases.
Effect of foreign debt investments on distributions. Realized gains and losses from the sale of debt securities are treated as ordinary income or loss for federal income tax purposes by a Fund, to the extent attributable to foreign exchange gains or losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.
Pass-through of foreign tax credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities or, at the close of each quarter, is at least 50% invested in other regulated investment companies, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income (if you itemize your income tax deductions) or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election. The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by a Fund) will be reduced if you receive foreign dividends from a Fund reported as qualified dividend income subject to taxation at long-term capital gain rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns. A Fund engaging in securities lending with respect to a security paying income subject to foreign taxes may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. In addition, a shareholder of a Fund may lose the ability to use foreign tax credits passed through by the Fund if the Fund shares are loaned pursuant to a securities lending agreement.
PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the
118   Additional General Tax Information for all Funds

disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Information on the Amount and Tax Character of Distributions
Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as exempt-interest income, taxable income, or capital gains a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.
Election to be Taxed as a Regulated Investment Company
Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity-level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.
In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:

1.	a Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

2.	a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

3.	a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Excise Tax Distribution Requirements
To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Sales, Exchanges and Redemption of Fund Shares
Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or
Additional General Tax Information for all Funds   119

short-term, depending on how long you owned your shares. Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.
Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.
Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.
Deferral of Basis – Class A shares only. In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:
If:

●	In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

●	You sell some or all of your original shares within 90 days of their purchase, and

●	You reinvest the sales proceeds in the Fund or in another Fund on or before January 31 of the following year, and the sales charge that would otherwise apply is reduced or eliminated;

Then:
In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.
Cost Basis Reporting. A Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions.
This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.
U.S. Government Securities
The income earned on certain U.S. Government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
Qualified Dividend Income for Individuals
For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income. Either none or only a nominal portion of the dividends paid by certain Funds will be qualified dividend income because they invest primarily in non-qualified foreign securities. Income dividends earned by the Funds on non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rate. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside the definition of qualified dividend income. In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income.
Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend (or, in the case of certain preferred stock, for at least 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend (or, in the case of certain preferred stock dividends paid by the Fund, for at least 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.
While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax
120   Additional General Tax Information for all Funds

return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.
After the close of its fiscal year, a Fund will report the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to report 100% of its ordinary income distributions as qualified dividend income.
Dividends-Received Deduction for Corporations
For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be reported each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Either none or only a nominal portion of the dividends paid by certain Funds will be eligible for the corporate dividends-received deduction because they invest primarily in foreign securities. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fail to qualify for the dividends received deduction.
In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not qualify for the dividends received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend (or, in the case of certain preferred stock, for at least 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period (or, in the case of certain preferred stock dividend paid by the Fund, a 91-days period) then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.
Section 199A Dividends for Individuals
For tax years beginning before January 1, 2026, a Fund may report “section 199A dividends” eligible for a 20% “qualified business income” deduction for non-corporate US shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for the qualified business income deduction, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the shareholder must meet certain holding period requirements with respect to the Fund shares.
163(j) Interest Dividends
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Alternative Minimum Tax
Interest on certain private activity bonds, while exempt from regular U.S. federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of a Fund.
Treatment of Interest on Debt Incurred to Hold Fund Shares
Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.
Loss of Status of Securities as Tax-Exempt
Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, a Fund may be required to report to the IRS and
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send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.
Investment in Complex Securities
Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example:
Derivatives. A Fund may be permitted to invest in certain options, futures or forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.
Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.
Short sales and securities lending transactions. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income and to fail to qualify for the dividends received deduction. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.
Convertible debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.
Securities purchased at discount. Certain Funds may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. Similar requirements may apply to securities purchased with market discount. If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.
Credit default swap agreements. A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.
Investment in taxable mortgage pools (excess inclusion income). The Funds may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” A portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual
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retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.
The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.
Investments in securities of uncertain tax character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
Backup Withholding
By law, each Fund must withhold 24% of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.
Non-U.S. Investors
Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status. In addition, non-U.S. investors may also be subject to U.S. federal withholding tax on deemed income resulting from any election by a Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, but not on capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.
Exempt-interest dividends. In general, exempt-interest dividends reported by the Fund and paid from net tax-exempt income are not subject to U.S. withholding tax.
Capital gain dividends. In general, a capital gain dividend reported by a Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
Investment in U.S. real property. A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (“U.S.-REITs”). The sale of a U.S. real property interest (“USRPI”) by a Fund, or by a U.S.-REIT in which the Fund invests, may trigger special tax consequences to the Fund’s non-U.S. shareholders.
In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of Fund shares.
Distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption
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from a Fund could be subject to the 21% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.
In addition, the same rules apply with respect to distributions to a foreign shareholder from a Fund and redemptions of a foreign shareholder’s interest in a Fund attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.
The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.
Provided that 50% or more of the value of a Fund’s stock is held by U.S. shareholders, distributions in kind of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution) in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain. If the Fund is required to recognize gain, the amount of gain recognized will be equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.
Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.
Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to the reporting and tax withholding rules described above.
U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.
Withholding. A 30% withholding tax is currently imposed on dividends and certain other types of income paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation is adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.
The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.
Reporting
If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct owners of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. In addition, future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such
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changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.
This discussion of “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.
Additional Tax Information with respect to Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund
The tax information described in “Additional General Tax Information for All Funds” above applies to the Intermediate Municipal Income Fund, the Short Duration High Yield Municipal Fund and the Ultra Short Municipal Income Fund, except as noted in this section.
Exempt-Interest Dividends
By meeting certain requirements of the Code, each Fund qualifies to pay exempt-interest dividends to you. These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular U.S. federal income tax when they are paid to you. Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax. See the discussion below under the heading “Alternative Minimum Tax.”
In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states. Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund. Derivatives on municipal securities generally produce taxable income or taxable loss, with certain exceptions.
Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. A Fund may invest a portion of its assets in private activity bonds. The income from private activity bonds is a tax preference item when determining your U.S. federal alternative minimum tax. From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions.
As a result of entering into swap contracts, a Fund may make or receive net periodic payments. The Fund may also make or receive a net periodic payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments received by the Fund will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments paid by the Fund that would otherwise constitute ordinary deductions but are allocable under the Code to exempt interest income will not be allowed as a deduction but instead will reduce net tax-exempt income.
Dividends from Taxable Income
A Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.
Distributions of Capital Gains and Gain or Loss on Sale or Exchange of Your Fund Shares
A Fund may realize a capital gain or loss on sale of portfolio securities. Distributions of capital gains are taxable to you. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.
When you sell your shares in a Fund, you may realize a capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of your Fund shares for shares of a different abrdn Fund is the same as a sale.
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For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains. These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that a Fund were to experience an ownership change as defined for federal income tax purposes, the Fund’s loss carryforwards may be subject to limitation.
Information on the Amount and Tax Character of Distributions
Each Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for U.S. federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as exempt-interest income, taxable income, or capital gains, and in the case of non-U.S. shareholders, the Fund may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxed to you as if made in December.
Redemption at a Loss Within Six Months of Purchase
Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.
Qualified Dividend Income for Individuals
Because each Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.
Dividends-Received Deduction for Corporations
Because each Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.
Section 199A Dividends for Individuals
Because each Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be section 199A dividends, eligible for a 20% qualified business income deduction.
Alternative Minimum Tax
Interest on certain private activity bonds, while exempt from regular U.S. federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states. Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position. If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of a Fund.
Treatment of Interest on Debt Incurred to Hold Fund Shares
Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.
Loss of Status of Securities as Tax-Exempt
Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued. In such a case, a Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.
Non-U.S. Investors
In general, exempt-interest dividends reported by a Fund and paid from net tax-exempt income are not subject to U.S. withholding tax.
This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in any of the Funds.
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Major Shareholders
Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders. As of January 31, 2025, the following shareholders were shown in the Trust’s records as owning more than 25% of each Fund’s shares. The Trust does not know of any other person who owns beneficially more than 25% of each Fund’s shares except as set forth below.

Fund	Shareholder					Percent of the Fund Total Assets Held by the Shareholder
abrdn China A Share Equity Fund	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1965		25.76%
abrdn Dynamic Dividend Fund	CHARLES SCHWAB & CO INC	SPECIAL CUST ACCOUNT FOR BENEFIT OF CUSTOMERS	211 MAIN ST	SAN FRANCISCO CA 94105-1901		21.84%
abrdn Emerging Markets Fund	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	37.95%
abrdn Intermediate Municipal Income Fund	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			43.54%
abrdn International Small Cap Fund	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	29.11%
abrdn Real Estate Fund	CHARLES SCHWAB & CO INC	SPECIAL CUST ACCOUNT FOR BENEFIT OF CUSTOMERS	211 MAIN ST	SAN FRANCISCO CA 94105-1901		29.46%
abrdn Real Estate Fund	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	22.39%
abrdn Short Duration High Yield Municipal Fund	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	53.56%

As of January 31, 2025, the following shareholders were shown in the Trust’s records as owning 5% or more of any class of each Fund’s shares. The Trust does not know of any other person who owns of record or beneficially 5% or more of any class of each Fund’s shares except as set forth below.

Fund/Class	Shareholder			Percent of the Class Total Assets Held by the Shareholder
abrdn China A Share Equity Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001	16.38%
Major Shareholders   127

abrdn China A Share Equity Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN: MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105-1901	12.08%
abrdn China A Share Equity Fund Class A	MLPFS	FOR SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		9.47%
abrdn China A Share Equity Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1965		8.49%
abrdn China A Share Equity Fund Class A	VANGUARD BROKERAGE SERVICES	100 VANGUARD BLVD	MALVERN PA 19355-2331			7.49%
abrdn China A Share Equity Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1965		83.83%
abrdn China A Share Equity Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			14.85%
abrdn China A Share Equity Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			87.48%
abrdn China A Share Equity Fund Class R	ASCENSUS TRUST COMPANY FBO	P.O. BOX 10758	FARGO ND 58106-0758			5.35%
abrdn China A Share Equity Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1965		55.21%
abrdn China A Share Equity Fund Institutional Class	RBC CAPITAL MARKETS LLC	1216 OLD GULPH RD	ROSEMONT PA 19010-1650			8.25%
abrdn China A Share Equity Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			7.11%
abrdn China A Share Equity Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	66.89%
abrdn China A Share Equity Fund Institutional Service Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			16.25%
abrdn China A Share Equity Fund Institutional Service Class	ASCENSUS TRUST COMPANY FBO	PO BOX 10758	FARGO ND 58106-0758			7.74%
abrdn China A Share Equity Fund Institutional Service Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN: MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105-1901	5.89%
abrdn Dynamic Dividend Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		35.85%
abrdn Dynamic Dividend Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			16.33%
abrdn Dynamic Dividend Fund Class A	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		10.95%
abrdn Dynamic Dividend Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH	FOR SOLE BENEFIT OF IT CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		9.64%
128   Major Shareholders

abrdn Dynamic Dividend Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUST ACCOUNT FOR BENEFIT OF CUSTOMERS	211 MAIN ST	SAN FRANCISCO CA 94105-1901		22.74%
abrdn Dynamic Dividend Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	9.15%
abrdn Dynamic Dividend Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	8.36%
abrdn Dynamic Dividend Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			6.20%
abrdn Emerging Markets ex-China Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	26.49%
abrdn Emerging Markets ex-China Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			6.64%
abrdn Emerging Markets ex-China Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			22.12%
abrdn Emerging Markets ex-China Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		21.66%
abrdn Emerging Markets ex-China Fund Class C	RAYMOND JAMES OMNIBUS	FOR MUTUAL FUNDS HOUSE	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100		18.53%
abrdn Emerging Markets ex-China Fund Class C	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995			9.60%
abrdn Emerging Markets ex-China Fund Class C	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995			7.38%
abrdn Emerging Markets ex-China Fund Class C	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			5.41%
abrdn Emerging Markets ex-China Fund Class R	EMPOWER TRUST FBO	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111-5002			41.94%
abrdn Emerging Markets ex-China Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			34.06%
abrdn Emerging Markets ex-China Fund Class R	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995			5.28%
abrdn Emerging Markets ex-China Fund Institutional Class	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			20.01%
abrdn Emerging Markets ex-China Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	17.87%
abrdn Emerging Markets ex-China Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			17.49%
abrdn Emerging Markets ex-China Fund Institutional Class	QUAD CITY BANK AND TRUST 1	2118 MIDDLE RD	BETTENDORF IA 52722-3209			14.20%
Major Shareholders   129

abrdn Emerging Markets ex-China Fund Institutional Class	RELIANCE TRUST COMPANY WI	4900 W BROWN DEER ROAD	MILWAUKEE WI 53223-2422			8.49%
abrdn Emerging Markets ex-China Fund Institutional Class	RAYMOND JAMES OMNIBUS	FOR MUTUAL FUNDS HOUSE	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100		6.67%
abrdn Emerging Markets ex-China Fund Institutional Service Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	23.38%
abrdn Emerging Markets ex-China Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPARTMENT	499 WASHINGTON BLVD FL 4	JERSEY CITY NJ 07310-2010	12.16%
abrdn Emerging Markets Fund Class A	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901		33.43%
abrdn Emerging Markets Fund Class A	EMPOWER TRUST FBO	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111-5002			13.99%
abrdn Emerging Markets Fund Class A	MLPFS INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		7.98%
abrdn Emerging Markets Fund Class A	EMPOWER ANNUITY INSURANCE	FBO FUTURE FUNDS II	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111-5002		5.90%
abrdn Emerging Markets Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		54.17%
abrdn Emerging Markets Fund Class C	UBS WM USA	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761			19.59%
abrdn Emerging Markets Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1965		9.36%
abrdn Emerging Markets Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			93.20%
abrdn Emerging Markets Fund Class R	VOYA INSTITUTIONAL TRUST COMPANY	ONE ORANGE WAY	WINDSOR CT 06095-4773			5.50%
abrdn Emerging Markets Fund Institutional Class	WELLS FARGO BANK NA FBO	OMNIBUS ACCOUNT CASH/CASH	PO BOX 1533	MINNEAPOLIS MN 55480-1533		20.68%
abrdn Emerging Markets Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	17.30%
abrdn Emerging Markets Fund Institutional Class	MERRILL LYNCH PIERCE FENNER &	SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DRIVE EAST	JACKSONVILLE FL 32246-6484		16.37%
abrdn Emerging Markets Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	12.81%
130   Major Shareholders

abrdn Emerging Markets Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		8.47%
abrdn Emerging Markets Fund Institutional Class	UBS WM USA	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761			5.08%
abrdn Emerging Markets Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	97.13%
abrdn Focused Emerging Markets ex-China Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO BENEFIT OF CUSTOMERS	ATTN: MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105-1901	30.01%
abrdn Focused Emerging Markets ex-China Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1965		5.89%
abrdn Focused Emerging Markets ex-China Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	2801 MARKET ST	SAINT LOUIS MO 63103-2523		14.85%
abrdn Focused Emerging Markets ex-China Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO BENEFIT OF CUSTOMERS	ATTN: MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105-1901	13.95%
abrdn Focused Emerging Markets ex-China Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FEBO OUR CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010		13.16%
abrdn Focused Emerging Markets ex-China Fund Institutional Class	J P MORGAN SECURITIES LLC OMNIBUS	A/C EXCLUSIVE BENEFIT OF CUSTOMERS	4 CHASE METROTECH CTR 3RD FL MFD	BROOKLYN NY 11245-0003		12.51%
abrdn Focused Emerging Markets ex-China Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1965		12.03%
abrdn Focused Emerging Markets ex-China Fund Institutional Class	RELIANCE TRUST CO FBO	PO BOX 78446	ATLANTA GA 30357			7.74%
abrdn Focused Emerging Markets ex-China Fund Institutional Class	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN MUTUAL FUND TRADING	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091	7.53%
abrdn Global Infrastructure Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1965		25.73%
abrdn Global Infrastructure Fund Class A	UBS WM USA	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761			18.53%
abrdn Global Infrastructure Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH	FOR SOLE BENEFIT OF IT CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		12.07%
abrdn Global Infrastructure Fund Class A	CHARLES SCHWAB & CO INC	SEPCIAL CUST ACCOUNT FOR BENEFIT OF CUSTOMER	211 MAIN ST	SAN FRANCISCO CA 94105-1901		7.98%
Major Shareholders   131

abrdn Global Infrastructure Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		7.50%
abrdn Global Infrastructure Fund Class A	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN MUTUAL FUND TRADING	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091	6.29%
abrdn Global Infrastructure Fund Institutional Class	UBS WM USA	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761			19.35%
abrdn Global Infrastructure Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1965		18.22%
abrdn Global Infrastructure Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	17.32%
abrdn Global Infrastructure Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUST ACCOUNT FOR BENEFIT OF CUSTOMERS	211 MAIN ST	SAN FRANCISCO CA 94105-1901		14.54%
abrdn High Income Opportunities Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO BENEFIT OF CUSTOMERS	ATTN: MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105-1901	20.99%
abrdn High Income Opportunities Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL12	NEW YORK NY 10004-1965		17.53%
abrdn High Income Opportunities Fund Institutional Class	NABANK & CO.	PO BOX 2180	TULSA OK 74101-2180			41.81%
abrdn High Income Opportunities Fund Institutional Class	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN MUTUAL FUND TRADING	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091	15.54%
abrdn High Income Opportunities Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO BENEFIT OF CUSTOMERS	ATTN: MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105-1901	9.75%
abrdn High Income Opportunities Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FEBO OUR CUSTOMERS	499 WASHINGTONBLVD FL 5	JERSEY CITY NJ 07310-2010		6.52%
abrdn High Income Opportunities Fund Institutional Class	MLPF & S	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E FL 97HC3	JACKSONVILLE FL 32246-6484		5.78%
abrdn Infrastructure Debt Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	17.26%
abrdn Infrastructure Debt Fund Class A	KENNETH KAROLS & MARGRIETA KAROLS JTWROS	1903 E LA RUA ST	PENSACOLA FL 32501-3544			7.50%
abrdn Infrastructure Debt Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103- 2523		7.45%
132   Major Shareholders

abrdn Infrastructure Debt Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ATTN MUTUAL FUNDS DEPARTM 4TH FLOOR	499 WASHINGTONBLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	26.83%
abrdn Infrastructure Debt Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103- 2523		24.79%
abrdn Infrastructure Debt Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	18.22%
abrdn Infrastructure Debt Fund Institutional Service Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	38.86%
abrdn Infrastructure Debt Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTONBLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	27.75%
abrdn Infrastructure Debt Fund Institutional Service Class	NATIONWIDE LIFE INSURANCE COMPANY	NATIONWIDE VARIABLE ACCOUNT	C O IPO PROTFOLIO ACCOUNTING	PO BOX 182029	COLUMBUS OH 43218-2029	6.91%
abrdn Intermediate Municipal Income Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			64.49%
abrdn Intermediate Municipal Income Fund Class A	RUTH ANN HALLOW	4925 S ROUTE 44 HWY	JERSEY SHORE PA 17740-9022			6.49%
abrdn Intermediate Municipal Income Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			47.62%
abrdn Intermediate Municipal Income Fund Institutional Service Class	ABRDN INC	SEED ACCOUNT	1900 MARKET ST FL2	PHILADELPHIA PA 19103-3510		100.00%
abrdn International Small Cap Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	34.79%
abrdn International Small Cap Fund Class A	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995			10.95%
abrdn International Small Cap Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103- 2523		43.77%
abrdn International Small Cap Fund Class C	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	33.29%
abrdn International Small Cap Fund Class C	SEI PRIVATE TRUST COMPANY	ONE FREEDOM VALLEY DRIVE	OAKS PA 19456-9989			11.57%
abrdn International Small Cap Fund Class C	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			5.34%
abrdn International Small Cap Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE100	WDM IA 50266-5911			70.81%
Major Shareholders   133

abrdn International Small Cap Fund Class R	EMPOWER TRUST FBO	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111-5002			6.28%
abrdn International Small Cap Fund Class R	EMPOWER TRUST FBO	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111-5002			5.09%
abrdn International Small Cap Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	56.63%
abrdn International Small Cap Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTONBLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	19.19%
abrdn Real Estate Fund Class A	EDWARD D JONES & CO	FOR THE BENEFIT OF CUSTOMERS	12555MANCHESTER RD	SAINT LOUIS MO 63131-3710		23.87%
abrdn Real Estate Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH	FOR SOLE BENEFIT OF IT CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		13.70%
abrdn Real Estate Fund Class A	RAYMOND JAMES OMNIBUS FOR MUTUAL	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100			12.76%
abrdn Real Estate Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			11.57%
abrdn Real Estate Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	6.76%
abrdn Real Estate Fund Class A	MID ATLANTIC TRUST COMPANY FBO	1251 WATERFRONT PL STE525	PITTSBURGH PA 15222-4228			6.43%
abrdn Real Estate Fund Class A	JOYCE K PERRY	4410 GREGG TEX RD	LONGVIEW TX 75604-9476			5.64%
abrdn Real Estate Fund Class A	SHOTA T FLETCHER	1392 BONITA AVE	MOUNTAIN VIEW CA 94040-3141			5.51%
abrdn Real Estate Fund Class A	VANGUARD BROKERAGE SERVICES	100 VANGUARD BLVD	MALVERN PA 19355-2331			5.04%
abrdn Real Estate Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUST ACCOUNT FOR BENEFIT OF CUSTOMERS	211 MAIN ST	SAN FRANCISCO CA 94105-1901		29.82%
abrdn Real Estate Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTONBLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	22.67%
abrdn Real Estate Fund Institutional Class	SAXON & CO	P.O. BOX 94597	CLEVELAND OH 44101-4597			6.26%
abrdn Short Duration High Yield Municipal Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL12	NEW YORK NY 10004-1965		63.55%
abrdn Short Duration High Yield Municipal Fund Class A	UBS WM USA	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761			14.93%
abrdn Short Duration High Yield Municipal Fund Class A	CHARLES SCHWAB & CO INC	ATTN MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105-1901		10.24%
134   Major Shareholders

abrdn Short Duration High Yield Municipal Fund Class C	ABRDN INC	SEED ACCOUNT	1900 MARKET ST FL2	PHILADELPHIA PA 19103-3510		99.99%
abrdn Short Duration High Yield Municipal Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTONBLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	56.93%
abrdn Short Duration High Yield Municipal Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL12	NEW YORK NY 10004-1965		18.17%
abrdn Short Duration High Yield Municipal Fund Institutional Class	UBS WM USA	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761			17.41%
abrdn U.S. Small Cap Equity Fund Class A	MLPF & SMITH INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		15.33%
abrdn U.S. Small Cap Equity Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			10.95%
abrdn U.S. Small Cap Equity Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL12	NEW YORK NY 10004-1965		10.69%
abrdn U.S. Small Cap Equity Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103- 2523		8.15%
abrdn U.S. Small Cap Equity Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	5.15%
abrdn U.S. Small Cap Equity Fund Class C	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901		22.48%
abrdn U.S. Small Cap Equity Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103- 2523		17.65%
abrdn U.S. Small Cap Equity Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE S	MINNEAPOLIS MN 55402-2405			8.15%
abrdn U.S. Small Cap Equity Fund Class C	RAYMOND JAMES OMNIBUS	FOR MUTUAL FUNDS HOUSE	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100		7.79%
abrdn U.S. Small Cap Equity Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			5.89%
abrdn U.S. Small Cap Equity Fund Class R	MATRIX TRUST COMPANY	AS AGENT FOR ADVISOR TRUST, INC.	717 17TH STREET,SUITE 1300	DENVER CO 80202-3304		10.06%
abrdn U.S. Small Cap Equity Fund Class R	ASCENSUS TRUST COMPANY FBO	P.O. BOX 10758	FARGO ND 58106-0758			6.85%
abrdn U.S. Small Cap Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTONBLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	24.47%
Major Shareholders   135

abrdn U.S. Small Cap Equity Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103- 2523		12.98%
abrdn U.S. Small Cap Equity Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL12	NEW YORK NY 10004-1965		12.54%
abrdn U.S. Small Cap Equity Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	9.22%
abrdn U.S. Small Cap Equity Fund Institutional Class	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			7.38%
abrdn U.S. Small Cap Equity Fund Institutional Class	UBS WM USA	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761			6.02%
abrdn U.S. Small Cap Equity Fund Institutional Service Class	EMPOWER TRUST FBO	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111-5002			83.23%
abrdn U.S. Sustainable Leaders Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	9.03%
abrdn U.S. Sustainable Leaders Fund Class C	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995			36.86%
abrdn U.S. Sustainable Leaders Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			28.88%
abrdn U.S. Sustainable Leaders Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103- 2523		26.16%
abrdn U.S. Sustainable Leaders Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMER	ATTN: MUTUAL FUNDS	211 MAIN ST	SAN FRANCISCO CA 94105-1901	17.14%
abrdn U.S. Sustainable Leaders Fund Institutional Class	UBS WM USA	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761			13.39%
abrdn U.S. Sustainable Leaders Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTONBLVD FL 5 FL 4	JERSEY CITY NJ 07310-1995	12.82%
abrdn U.S. Sustainable Leaders Fund Institutional Class	NATIONWIDE TRUST COMPANY FSB	PO BOX 182029	COLUMBUS OH 43218-2029			12.36%
abrdn U.S. Sustainable Leaders Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103- 2523		11.18%
136   Major Shareholders

abrdn U.S. Sustainable Leaders Fund Institutional Service Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1901	22.90%
abrdn U.S. Sustainable Leaders Fund Institutional Service Class	NAT’L FINANCIAL SVCS CORP	FBO CUSTOMERS	499 WASHINGTONBLVD FL 5	JERSEY CITY NJ 07310-2010		10.57%
abrdn Ultra Short Municipal Income Fund Class A	J P MORGAN SECURITIES LLC OMNIBUS	A/C EXCLUSIVE BENEFIT OF CUSTOMERS	4 CHASE METROTECH CTR 3RD FL MFD	BROOKLYN NY 11245-0003		35.63%
abrdn Ultra Short Municipal Income Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL12	NEW YORK NY 10004-1965		27.72%
abrdn Ultra Short Municipal Income Fund Class A	RAYMOND JAMES OMNIBUS	FOR MUTUAL FUNDS HOUSE	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100		8.16%
abrdn Ultra Short Municipal Income Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			5.21%
abrdn Ultra Short Municipal Income Fund Class A1	WELLS FARGO CLEARRING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET ST	SAINT LOUIS MO 63103-2523		96.09%
abrdn Ultra Short Municipal Income Fund Institutional Class	J P MORGAN SECURITIES LLC OMNIBUS	A/C EXCLUSIVE BENEFIT OF CUSTOMERS	4 CHASE METROTECH CTR 3RD FL MFD	BROOKLYN NY 11245-0003		17.45%
abrdn Ultra Short Municipal Income Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUST ACCOUNT FOR BENEFIT OF CUSTOMERS	211 MAIN ST	SAN FRANCISCO CA 94105-1901		14.81%
abrdn Ultra Short Municipal Income Fund Institutional Class	UBS WM USA	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761			14.58%
abrdn Ultra Short Municipal Income Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL12	NEW YORK NY 10004-1965		14.02%
abrdn Ultra Short Municipal Income Fund Institutional Class	MERRILL LYNCH PIERCE FENNER & SMITH	FOR SOLE BENEFIT OF IT CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		8.97%
abrdn Ultra Short Municipal Income Fund Institutional Class	LPL FINANCIAL	OMNIBUS CUSTOMER ACCOUNT	ATTN MUTUAL FUND TRADING	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091	7.59%

Major Shareholders   137

Financial Statements
KPMG is the Funds’ independent registered public accounting firm. KPMG audits the Funds’ annual financial statements. The audited financial statements and financial highlights of the Funds for their fiscal year ended October 31, 2024, as set forth in the Funds’ Form N-CSR for the period ended October 31, 2024, including the report of KPMG, are incorporated by reference into this SAI. No other parts of the Form N-CSR are incorporated by reference herein. A copy of the Form N-CSR may be obtained without charge, by calling 866-667-9231, visiting www.abrdn.com/us/literature or writing to abrdn Funds c/o SS&C GIDS, Inc. at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407.
138   Financial Statements

Appendix A - Portfolio Managers
DESCRIPTION OF COMPENSATION STRUCTURE
As used in this Appendix, abrdn Inc. (“Adviser”), abrdn Investments Limited (“aIL”) and abrdn Asia Limited (“aAL”) (collectively referred to as “abrdn”)
abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders. abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default abrdn plc shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.
Base Salary
abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.
Annual Bonus
The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds, managed by abrdn, to align the interest of asset managers with our clients.
Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.
Appendix A - Portfolio Managers   139

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.
OTHER MANAGED ACCOUNTS
The following chart summarizes the “Other Accounts Managed” by each portfolio manager. “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Funds listed under each portfolio manager’s name in the opposite column. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2024)
Chris Colarik	Registered Investment Companies: 4 accounts, $744.84 total assets
U.S. Small Cap Equity Fund	Other Pooled Investment Vehicles: 8 accounts, $2,363.16 total assets
Other Accounts: 9 accounts, $15,061.42 total assets
Scott Eun	Registered Investment Companies: 4 accounts, $744.84 total assets
U.S. Small Cap Equity Fund	Other Pooled Investment Vehicles: 8 accounts, $2,363.16 total assets
Other Accounts: 9 accounts, $15,061.42 total assets
Chris Haimendorf	Registered Investment Companies: 4 accounts, $744.84 total assets
U.S. Sustainable Leaders Fund	Other Pooled Investment Vehicles: 8 accounts, $2,363.16 total assets
Other Accounts: 9 accounts, $15,061.42 total assets
Joanna McIntyre	Registered Investment Companies: 4 accounts, $744.84 total assets
U.S. Sustainable Leaders Fund	Other Pooled Investment Vehicles: 8 accounts, $2,363.16 total assets
Other Accounts: 9 accounts, $15,061.42 total assets
Pruksa Iamthongthong	Registered Investment Companies: 4 accounts, $1,074.52 total assets
China A Fund	Other Pooled Investment Vehicles: 39 accounts, $14,338.15 total assets
Other Accounts: 33 accounts, $12,266.96 total assets
Jim Jiang	Registered Investment Companies: 4 accounts, $1,074.52 total assets
China A Fund	Other Pooled Investment Vehicles: 39 accounts, $14,338.15 total assets
Other Accounts: 33 accounts, $12,266.96 total assets
Elizabeth Kwik	Registered Investment Companies: 4 accounts, $1,074.52 total assets
China A Fund	Other Pooled Investment Vehicles: 39 accounts, $14,338.15 total assets
Other Accounts: 33 accounts, $12,266.96 total assets
Nicholas Yeo	Registered Investment Companies: 4 accounts, $1,074.52 total assets
China A Fund	Other Pooled Investment Vehicles: 39 accounts, $14,338.15 total assets
Other Accounts: 33 accounts, $12,266.96 total assets
Devan Kaloo	Registered Investment Companies: 7 accounts, $3,048.24 total assets
Emerging Markets Fund	Other Pooled Investment Vehicles: 15 accounts, $5,265.32 total assets
Emerging Markets ex-China Fund	Other Accounts: 14 accounts, $7,159.68 total assets
Focused Emerging Markets ex-China Fund
Nick Robinson	Registered Investment Companies: 7 accounts, $3,048.24 total assets
Emerging Markets ex-China Fund	Other Pooled Investment Vehicles: 15 accounts, $5,265.32 total assets
Emerging Markets Fund	Other Accounts: 14 accounts, $7,159.68 total assets
Focused Emerging Markets ex-China Fund
140   Appendix A - Portfolio Managers

Kirsty Desson	Registered Investment Companies: 5 accounts, $1,590.63 total assets
International Small Cap Fund	Other Pooled Investment Vehicles: 19 accounts, $4,920.11 total assets
Other Accounts: 9 accounts, $3,399.75 total assets
Liam Patel	Registered Investment Companies: 5 accounts, $1,590.63 total assets
International Small Cap Fund	Other Pooled Investment Vehicles: 19 accounts, $4,920.11 total assets
Other Accounts: 9 accounts, $3,399.75 total assets
Martin Connaghan	Registered Investment Companies: 5 accounts, $1,590.63 total assets
Dynamic Dividend Fund	Other Pooled Investment Vehicles: 19 accounts, $4,920.11 total assets
Other Accounts: 9 accounts, $3,399.75 total assets
Josh Duitz	Registered Investment Companies: 5 accounts, $1,590.63 total assets
Dynamic Dividend Fund	Other Pooled Investment Vehicles: 19 accounts, $4,920.11 total assets
Global Infrastructure Fund	Other Accounts: 9 accounts, $3,399.75 total assets
Ruairidh Finlayson	Registered Investment Companies: 5 accounts, $1,590.63 total assets
Dynamic Dividend Fund	Other Pooled Investment Vehicles: 19 accounts, $4,920.11 total assets
Other Accounts: 9 accounts, $3,399.75 total assets
Donal Reynolds	Registered Investment Companies: 5 accounts, $1,590.63 total assets
Global Infrastructure Fund	Other Pooled Investment Vehicles: 19 accounts, $4,920.11 total assets
Other Accounts: 9 accounts, $3,399.75 total assets
Miguel Laranjeiro	Registered Investment Companies: 4 accounts, $918.66 total assets
Infrastructure Debt Fund	Other Pooled Investment Vehicles: 1 account, $72.63 total assets
Intermediate Municipal Income Fund	Other Accounts: 5 accounts, $1,251.62 total assets
Short Duration High Yield Municipal Fund
Ultra Short Municipal Income Fund
Jonathan Mondillo	Registered Investment Companies: 4 accounts, $918.66 total assets
Infrastructure Debt Fund	Other Pooled Investment Vehicles: 1 account, $72.63 total assets
Intermediate Municipal Income Fund	Other Accounts: 5 accounts, $1,251.62 total assets
Short Duration High Yield Municipal Fund
Ultra Short Municipal Income Fund
George Westervelt	Registered Investment Companies: 2 accounts, $1,191.28 total assets
High Income Opportunities Fund	Other Pooled Investment Vehicles: 1 account, $456.33 total assets
Other Accounts: 2 accounts, $198.84 total assets
Matthew Kence	Registered Investment Companies: 3 accounts, $1,216.14 total assets
High Income Opportunities Fund	Other Pooled Investment Vehicles: 1 account, $456.33 total assets
Infrastructure Debt Fund	Other Accounts: 2 accounts, $198.84 total assets
Steven Logan	Registered Investment Companies: 2 accounts, $1,191.28 total assets
High Income Opportunities Fund	Other Pooled Investment Vehicles: 1 account, $456.33 total assets
Other Accounts: 2 accounts, $198.84 total assets
Jay Carlington	Registered Investment Companies: 2 accounts, $491.91 total assets
Real Estate Fund	Other Pooled Investment Vehicles: 3 accounts, $508.03 total assets (1 account, $12.05 total assets of which the advisory fee is based on performance)
Other Accounts: 6 accounts, $37.21 total assets
Svitlana Gubriy	Registered Investment Companies: 2 accounts, $491.91 total assets
Real Estate Fund	Other Pooled Investment Vehicles: 3 accounts, $508.03 total assets (1 account, $12.05 total assets of which the advisory fee is based on performance)
Other Accounts: 6 accounts, $37.21 total assets
Bill Pekowitz	Registered Investment Companies: 2 accounts, $491.91 total assets
Real Estate Fund	Other Pooled Investment Vehicles: 3 accounts, $508.03 total assets (1 account, $12.05 total assets of which the advisory fee is based on performance)
Appendix A - Portfolio Managers   141

Other Accounts: 6 accounts, $37.21 total assets

POTENTIAL CONFLICTS OF INTEREST
abrdn (abrdn Inc., abrdn Investments Limited and abrdn Asia Limited)
The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts or investment vehicles, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
With respect to non-discretionary model delivery accounts and discretionary SMA acounts, abrdn will utilize a third-party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, where possible, simultaneously or approximately at the same time. For certain strategies, delivery to our service provider will occur at end of day. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.
While UMA accounts are invested in the same strategies as, and may perform similarly to, SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.
Certain operational differences in the trade execution process and timing of cash flows for mutual funds may result in abrdn having already commenced trading for its discretionary client accounts before the model delivery and SMA accounts have executed abrdn’s recommendations. In this event, trades placed for the model delivery and SMA clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery and SMA clients receiving less favorable prices than our other discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions. These timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery and SMA clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.
142   Appendix A - Portfolio Managers

Appendix B – Debt Ratings
Standard & Poor’s Global Ratings Debt Ratings
A. Issue Credit Ratings
An Standard & Poor’s Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
1. Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on Standard & Poor’s Global Ratings’ analysis of the following considerations:

●	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise we impute; and

●
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issue Credit Ratings*
AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by Standard & Poor’s Global Ratings.
AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only to a small degree.
A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.
BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.
Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.
B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.
CCC - An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but Standard & Poor’s Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
Appendix B - Debt Ratings   143

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if Standard & Poor’s Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when Standard & Poor’s Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.
*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
2. Short-Term Issue Credit Ratings
Short-Term Issue Credit Ratings
A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.
A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.
B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if Standard & Poor’s Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when Standard & Poor’s Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.
B. Municipal Short-Term Note Ratings
An Standard & Poor’s Global Ratings U.S. municipal note rating reflects Standard & Poor’s Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s Global Ratings’ analysis will review the following considerations:

●	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings
SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 - Speculative capacity to pay principal and interest.
D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*
144   Appendix B - Debt Ratings

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa –Obligations rated Aa are judged to be of high quality and are subject to very low credit risk
A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.
*	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
STATE AND MUNICIPAL NOTES
Excerpts from Moody’s description of state and municipal note ratings:
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch publishes credit ratings that are forward looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issue level ratings are also assigned and often include an expectation of recovery which may be notched above or below the issuer-level rating. Credit ratings are indications of the likelihood of receiving repayment in accordance with the terms of the issuance. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC – Very low margin for safety. Default is a real possibility. CC - Default of some kind appears probable.
C - A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.
‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
MOODY’S
Appendix B - Debt Ratings   145

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
GLOBAL SHORT-TERM RATING SCALE
P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS
SHORT-TERM OBLIGATION RATINGS
While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a time frame of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 - Good intrinsic capacity for timely payment of financial commitments.
F3 - The intrinsic capacity for timely payment of financial commitments is adequate.
B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C – Default is a real possibility.
146   Appendix B - Debt Ratings

RD – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Appendix B - Debt Ratings   147

Appendix C - Proxy Voting Policies and Procedures
U.S. Registered Advisers
Summary of Proxy Voting Guidelines
as of October 26, 2022
Where clients appoint abrdn Inc. to vote proxies on their behalf, policies have been established to vote these proxies in the best interests of our clients.
We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters tailored to abrdn’s assessment and approach, but remain conscious that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such a decisions which will be made publicly available in our voting disclosures.
In order to make proxy voting decisions, an abrdn analyst assesses the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be a final voting decision instructed through ISS and applied to all funds for which abrdn have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.
There may be certain circumstances where abrdn Inc. may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that abrdn Inc. will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios, abrdn Inc. custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent abrdn Inc. from exercising our voting authority.
We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

●	Where a portfolio manager owns the holding in a personal account.

●	An investee company that is also a segregated client.

●	An investee company where an Executive Director or Officer of our company or that of abrdn plc or another affiliate is also a Director of that company.

●	An investee company where an employee of abrdn plc or an affiliate or subsidiary is a Director of that company.

●	A significant distributor of our products.

●	Any other companies which may be relevant from time to time.

We have adopted procedures within our proxy voting process to identify where a conflict exists. These procedures are designed to ensure that our voting decisions are based on our client’s best interests and are not impacted by any conflict.
The implementation of this policy, along with conflicts of interest, will be reviewed periodically by the Active Ownership team. abrdn’s Global ESG Principles & Voting Policies are published on our website.

Clients may obtain a free copy of abrdn Inc.’s proxy voting policies and procedures and/or proxy voting records for their account by contacting us at (215) 405-5700. abrdn publishes ESG Principles & Voting Policies, which describe our approach to investment analysis, shareholder engagement and proxy voting across companies worldwide. There are published on our website.
Clients that have not granted abrdn Inc. voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.
Listed Company ESG Principles & Voting Policies
March 2024
Active Ownership and Environmental, Social & Governance (ESG) considerations are a driver of our investment process, our investment activity, our client journey and our corporate influence.
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Through engagement with the companies in which we invest, and by exercising votes on behalf of our clients, we seek to improve the financial resilience and performance of our clients’ investments. Where we believe change is needed, we endeavour to catalyse this through our stewardship capabilities.
Our expectations
As global investors, we are particularly aware that ESG structures and frameworks vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company’s individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the principles and policies set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.
We have a clear perception of what we consider to be best practice globally – as set out in this document. However we will reflect the nature of the business, our close understanding of individual companies and regional considerations, where appropriate, in our approach to applying these policies, which are not exhaustive.
The principles and voting policies noted herein reflect our current position. We are monitoring and contributing to the many reform agendas and consultations underway in the governance arena, particularly in the UK, on areas such as market competitiveness, listing rules, the approval of corporate transactions and greater flexibility in remuneration practices, including wider use of restricted stock. We are actively involved in these discussions, both as a corporate issuer and an investor, and our position will evolve as rules, guidance and practice develops.
This document has received approval from the Head of Public Markets and the Chief Sustainability Officer - Investments following consultation with various internal stakeholders.
Our approach to stewardship
We seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long-term outcomes for our clients, proportionate to the risk preference they have accepted, and we will actively take steps as stewards and owners to protect and enhance the value of our clients’ assets.
Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company’s specific approach to governance, how value is created through business success and how investors’ interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, involved in dialogue with management and non-executive directors where appropriate, understanding the material risks and opportunities – including those relating to environmental and social factors and helping to shape the future success of the business.
We will:

●	Take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest.

●	Seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest.

●	Actively engage with companies and assets in which we invest where we believe we can influence or gain insight.

●	Seek to exercise voting rights, where held, in a manner consistent with our clients’ long-term best interests.

●	Seek to influence the development of appropriately high standards of corporate governance and corporate responsibility in relation to environmental and social factors for the benefit of our clients.

●	Communicate our Listed Company ESG Principles and Voting Policies to clients, companies and other interested parties.

●	Be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements.

●	Be transparent in reporting our engagement and voting activities.

abrdn is committed to exercising responsible ownership with a conviction that companies seeking to upgrade their practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced long-term returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf.
Engagement
It is a central tenet of our active investment approach that we strive to meet with the management and directors of our investee companies on a regular basis. We will concentrate that engagement on investee companies undergoing transformation or facing exceptional challenges or opportunities. The discussions we have cover a wide range of topics, including: strategic, operational, and ESG issues and consider the long-term drivers of value. Engagement with
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companies on ESG risks and opportunities is a fundamental part of our investment process. It is a process through which we can discuss how a company identifies, prioritises and mitigates its key risks and optimises outcomes from its most significant opportunities. As such, we regard engagement as:

●	Important to understanding investee companies holistically.

●	Helpful when conducting comprehensive ESG analysis.

●	Useful to maintaining open dialogue and constructive relationships with companies.

●	An opportunity to generate positive change on a company’s holistic risk management programme–be active with our holdings rather than activist.

Proxy Voting
Proxy voting is an integral part of our active stewardship approach and we seek to exercise voting rights in a manner in line with our clients’ best interests. We seek to ensure that voting reflects our understanding of the companies in which we invest on behalf of our clients. We believe that voting is a vital mechanism for holding boards and management teams to account, and is an important tool for escalation and shareholder action.
This document includes our process and overarching policy guidelines which we apply when voting at general meetings. These policies are not exhaustive and we evaluate our voting on a case by case basis. As a global investment firm we recognise the practical necessity of adopting a regional approach, taking into account differing and developing market practices. Where a policy is specific to one region this is denoted.
We endeavour to engage with companies regarding our voting decisions to maintain a dialogue on matters of concern.
Voting Process
In line with our active ownership approach, we review the majority of general meeting agendas convened by companies which are held in our active equity portfolios. Analysis is undertaken by a member of our regional investment teams or our Active Ownership team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis we may engage with a company prior to voting to understand additional context and explanations, particularly where there is deviation from what we believe to be best practice.
To supplement our own analysis we make use of the benchmark research and recommendations provided by ISS, a provider of proxy voting services. In the UK we also make use of the Investment Association’s (IA) Institutional Voting Information Service. We have implemented regional voting policy guidelines with ISS which ISS applies to all meetings in order to produce customised vote recommendations. These custom recommendations help identify resolutions which deviate from our expectations. They are also used to determine votes where a company is held only in passive funds. Within our custom policies, however, we do specify numerous resolutions which should be referred to us for active review. For example we will analyse all proposals marked by ISS as environmental or social proposals.
While it is most common for us to vote in line with a board’s voting recommendation we will vote our clients’ shares against resolutions which we believe are not consistent with their best interests. We may also vote against resolutions which conflict with local governance guidelines, such as the IA in the UK. Although we seek to vote either in favour or against a resolution we do make use of an abstain vote where this is considered appropriate. For example we may use an abstention to acknowledge some improvement, but as a means to reserve our position in expectation that further improvement is needed before we can vote in favour. Where we vote against a resolution we endeavour to inform companies of our rationale.
In exceptional circumstances we may attend and speak at a shareholder meeting to reinforce our views to the company’s board.
We endeavour to vote all shares for which we have voting authority. We may not vote when there are obstacles to do so, for example those impacting liquidity, such as shareblocking, or where there is a significant conflict of interest. We use the voting platform of ISS to instruct our votes. Where we lend stock on behalf of clients, and subject to the terms of client agreements, we hold the right to recall shares where it is in clients’ interests to do so and where we take the view that to maintain full voting weight on a particular meeting or resolution may impact the final vote.
Our votes are disclosed publicly on our website one day after a general meeting has taken place.
Strategy
We invest in companies that will create the best outcome for our clients in line with their investment mandates. Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process; we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their management can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.
150   Appendix C - Proxy Voting Policies and Procedures

●	We will consider voting against executive or non-executive directors if we have serious concerns regarding the oversight or implementation of strategy.

Board of Directors
We believe effective board governance promotes the long-term success and value creation of the company. The board should be responsible for establishing the company’s purpose and strategy, overseeing management in their implementation of strategy and performance against objectives. The board should ensure a strong framework of control and risk oversight, including material ESG risks. The board should assess and monitor culture and be engaged with the workforce, shareholders and wider society.
Board Composition
Effective decision making requires a mix of skills around the table and constructive debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board. These include industry knowledge, experience from other sectors and relevant geographical knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Board assessments will help the board ensure it has the necessary mix of skills, diversity and quality of individuals to address the risks and opportunities the company faces. Unitary boards should comprise an appropriate combination of executive and non-executive directors such that no group of individuals dominates decision-making. We expect the size of the board to reflect the size, nature and complexity of the business. We also expect regular internal and external board evaluations which include an assessment of board composition and effectiveness.
Leadership
Running businesses effectively for the long term requires effective collaboration and cooperation, with no individual or small group having unfettered powers. Nor should any individual or small group have dominant influence over the way a business is run or over major decisions about its operations or future. There should be a division of responsibility between board leadership and executive leadership of the business. We believe that there should be a division of roles at the top of the organisation, typically between a Chief Executive Officer (CEO) and an independent Chair.

●
We will consider supporting the re-election of an existing Chair & CEO role combination, recognising that this remains common in certain geographies. In reviewing this on a case by case basis we will take account of the particular circumstances of the company and consider what checks and balances are in place, such as the presence of a strong Senior Independent Director with a clear scope of responsibility.

●	We will generally oppose any re-combination of the roles of CEO and Chair, unless the move is on a temporary basis due to exceptional circumstances or other mitigating factors.

●	We will generally oppose any move of a retiring CEO to the role of Chair.

Independence
Companies should be led and overseen by genuinely independent boards. When looking at board composition we generally expect to see a majority of independent directors, with boards identifying their independence classifications in the Annual Report. It is preferable to see an identified Senior Independent Director (SID) on the board, who will lead the appraisal of and succession planning for the Chair. We expect SIDs to meet with investors and be a point of contact for escalating concerns if required.
In assessing a director’s independence we will have due regard for whether a director:

i.	Has been an employee of the company within the last five years.

ii.	Has had within the last three years a material business relationship with the company.

iii.	Has received remuneration in addition to director fees or participates in the company’s option or variable incentive schemes, or is a member of the company’s pension scheme.

iv.	Has close family ties with any of the company’s advisers, directors or senior employees.

v.	Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies.

vi.	Represents a significant shareholder.

vii.	Has served on the board for more than 12 years (or 9 for UK companies).

●
We will consider voting against the re-election of non-independent directors if the board is not majority independent (excluding employee representatives). In doing so we will have regard for whether a company is controlled and the nature of the non-independence – for example, we are unlikely to vote against shareholder representatives unless their representation is disproportionate to their shareholding.

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Succession Planning & Refreshment
Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group-think. Thoughtful and proactive succession planning is therefore needed for board continuity, to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspective. We expect the board to implement a formal process for the recruitment and appointment of new directors, and to provide transparency of this in the Annual Report.

●
We will vote against non-executive directors where there are concerns regarding board refreshment or excessive tenure. Where there are directors who have served for over 12 years on a board which has seen no refreshment in 3 years (2 in UK), we will generally vote against their re-election. If a director has served for over 15 years we will generally vote against their re-election. We will, however, consider the impact on board continuity and the company’s succession planning efforts prior to doing so. We may also not apply the tenure limit to directors who are founders or shareholder representatives where we believe this is appropriate.

Diversity
We believe that companies that make progress in diversity, equity and inclusion (DEI) are better positioned for long-term sustainability and outperformance. Diversity of thought, paired with a culture of inclusion, can help companies to tackle increasingly complex challenges and markets. We expect boards to report on how they promote DEI throughout the business and believe that setting targets is important to addressing imbalances. We recognise the necessity of adopting a regional approach to diversity, equity and inclusion, allowing us to press for progress with appropriate consideration for the starting point. We have for several years, actively encouraged progress in gender diversity at all levels, and have expanded our scope in relation to diversity, equity and inclusion across geographies. In respect of ethnic diversity, this is coming increasingly into focus as we encourage boards to progress in ensuring that their composition reflects their employee and customer bases. Our regional specific policies are below. In determining our votes we will take account of mitigating factors, such as the sudden departure of a female board member. We will also consider any clear progress being made by the company on diversity and any assurance that diversity shortfalls will soon be addressed.
Gender Diversity.

●
UK: We will generally vote against the Nomination Committee Chair of FTSE 350 companies if the board is not comprised of at least one third female directors. We expect companies to seek to comply with the FCA’s diversity targets and may vote against the Chair of the Nomination Committee if we have concerns regarding the Committee’s efforts in succession planning to achieve the gender diversity target of 40% female members. For smaller companies, we will take action if the board does not include at least one female director.

●
Europe: We will generally vote against the Nomination Committee Chair of LargeCap companies if the supervisory board is not comprised of at least 30% female directors, or is not in line with the local standard if higher. For smaller companies, we will take this action if the supervisory board does not include at least one female director.

●	Australia: We will generally vote against the Nomination Committee Chair of ASX300 companies if the board is not comprised of at least 30% female directors.

●
North America: We will generally vote against the Nomination Committee Chair of LargeCap companies if the board is not comprised of at least 30% female directors. For smaller companies, we will take this action if the board does not include at least one female director

Ethnic Diversity

●
UK: We will generally vote against the Nomination Committee Chair at the boards of FTSE 100 companies, if the board does not include at least one member from an ethnic minority background. This is in line with targets set up by the Parker Review.

●
US: We will generally vote against the Nomination Committee Chair at the boards of S&P 1500 & Russell 3000 companies if the board does not include at least one member from a racial or ethnic minority background.

Directors’ Time Commitment
Individual directors need sufficient time to carry out their role effectively and therefore we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

●
We will consider opposing the election or re-election of any director where there is a concern regarding their ability to dedicate sufficient time to the role. In making this assessment we will have regard to the ISS classification of ‘overboarding’.

●	We will generally oppose the re-election of any director who has attended fewer than 75% of board meetings in two consecutive years.

Board Committees
Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) the nomination, audit and remuneration processes. It may also be appropriate for additional committees to be established, such as a risk or sustainability committee. These committees should report openly on an annual basis about their activities and key decisions taken.
152   Appendix C - Proxy Voting Policies and Procedures

We will consider voting against committee members if we have concerns regarding the composition of a committee in relation to independence or skills.
Nomination Committee
This committee has responsibility for leading the process for orderly non-executive and senior management succession planning and recruitment, and for overseeing the composition of the board including skillset, experience and diversity. We expect the committee to be comprised of a majority of independent directors with an independent Chair.

●	We will consider voting against the re-election of the Nomination Committee Chair if we have concerns regarding the composition of the board or concerns regarding poor succession planning.

Audit Committee
This committee has responsibility for monitoring the integrity of the financial statements, reviewing the company’s internal financial controls and risk management systems, reviewing the effectiveness of the company’s internal audit function and appointing and overseeing the quality of the work done by external auditors. We prefer the committee to be wholly independent, and expect this at UK and US companies in view of general market practice and board composition. In other regions, as a minimum, we expect the committee to be comprised of a majority of independent directors with an independent Chair. Furthermore we expect at least one member of the committee to have recent and relevant financial experience.

●	UK & US: We will generally vote against the re-election of non-independent members of the Audit Committee..

●
Europe: We will generally vote against the re-election of non-independent members of the Audit Committee if the Committee is not majority independent. We will also generally vote against a non-independent Chair of the Audit Committee.

●	We will generally vote against the re-election of the Audit Committee Chair if at least one member of the Committee does not have recent and relevant financial experience.

Remuneration Committee
The committee is responsible for determining the policy and setting remuneration levels for executive and nonexecutive directors. The committee should ensure that directors’ remuneration is aligned with strategy and company performance and should clearly demonstrate that outcomes have had regard to the experience of the company’s employees and wider society. Remuneration policy should be cognisant of the company’s licence to operate and the potential overall level of remuneration. We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies, with formal and transparent procedures for developing policies and for determining remuneration packages. Remuneration committees should be comprised of a majority of independent directors with an independent Chair and we expect members to have appropriate experience and knowledge of the business and remuneration practices in the jurisdiction in which they operate. No executive should be involved in setting their own remuneration..

●
Where we have significant concerns regarding the company’s remuneration policy or reward outcomes we may escalate these concerns through a vote against the Chair or members of the Remuneration Committee.

Director Accountability
We expect to be able to hold boards to account through engagement and regular director re-elections and directors should feel that they are accountable to investors. We encourage individual, rather than bundled, director elections. While our preference is for directors to be subject to re-election annually, we expect re-elections to take place at least every three years. Lengthier board mandates, while not uncommon in some markets, risk divorcing directors from an appropriate sense of accountability. Directors and management should make themselves available for discussions with major shareholders as we expect to have open dialogue to share our perspectives and gain confidence that the individuals are carrying out their roles with appropriate vigour and diligence. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

●	We will generally oppose the re-election of nonindependent NEDs who are proposed for a term exceeding three years. We may not apply this to directors who are shareholder representatives.

●	Where we have significant concerns regarding a board member’s performance, actions or inaction to address issues raised we may vote against their re-election.

●	We may vote against directors who decline appropriate requests for meetings without a clear justification.

●
Where a director has held a position of responsibility at a company which has suffered a material governance failure, we will consider whether we are comfortable to support their re-election at other listed companies.

●
We will generally support resolutions to discharge the supervisory board or management board members from legal liability unless we have serious concerns regarding actions taken during the year under review. Where there is insufficient information regarding allegations of misconduct, we may prefer to abstain. In exceptional circumstances

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we may vote against the discharge resolution to reflect serious ESG concerns if there is not another appropriate resolution.

●	We will not support the election of directors who are not personally identified but are proposed as corporations.

Reporting
A company’s board should present a fair, balanced and understandable assessment of the company’s position and prospects – financial and non-financial – and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosures (TCFD), the International Integrated Reporting Council (IIRC), the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI). Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings. We continue to monitor the evolving reporting landscape and consider new reporting developments as they emerge, either voluntary or regulatory.

●	We may consider voting against a company’s Annual Report & Accounts if we have concerns regarding timely provision or adequacy of disclosure.

Political Donations & Lobbying
Companies should be consistent in their public statements and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate – and we expect a clear explanation of why such donations are an appropriate use of corporate funds.
Risk & Audit
The board is responsible for determining the company’s risk appetite, establishing procedures to manage risk and for monitoring the company’s internal controls. We expect boards to conduct robust assessments of the company’s material risks and report to shareholders on risks, controls and effectiveness. The introduction of global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses. We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm abrdn supports the continued development of high quality global accounting standards.
An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. We strongly favour meaningful, transparent and informative auditor reports, giving us additional insights into the audit process and accounting outcomes. Audit fees must be sufficient to pay for an appropriately in-depth assurance process. We would be concerned if a company sought to make unjustified savings in this respect as the cost in terms of damage to audit effectiveness and confidence in the company’s accounts would be much more substantial.
The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage a tender process and change of audit firm where an engagement has lasted for an extended period. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years.
The relationship with the auditor should be mediated through the audit committee. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

●	We will generally vote against the re-election of an auditor which has a tenure of 20 years or over, if there are no plans for rotation in the near term.

●	We will consider voting against the auditors if we have concerns regarding the accounts presented or the audit procedures used.

●	We will vote against the approval of auditor fees if we have concerns regarding the level of fees or the balance of non-audit and audit fees.

Remuneration
Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes and expectations for those receiving the remuneration, as well as external stakeholders. The structure should be transparent and understandable.
154   Appendix C - Proxy Voting Policies and Procedures

A company’s annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The remuneration committee should provide a clear description of the application of policy and the outcomes achieved.
Base salary should be set at a level appropriate for the role and responsibility of the executive. We discourage increases which are driven solely by peer benchmarking, and expect increases to be aligned with the wider workforce. Consideration should also be given to the knock-on impact to variable remuneration potential. Pension arrangements and benefits should be clearly disclosed. We generally expect pension structures to be aligned with the wider workforce.
A company should structure variable, performancerelated pay to incentivise and reward management in a manner that is aligned with the company’s sustainable performance and risk appetite over the long term. We expect all variable pay to be capped, preferably with reference to base salary. In the UK we expect variable pay to be capped with reference to base salary. In other markets, if variable pay is capped at a number of shares, we expect the value of grants to be kept under review annually to ensure the value remains appropriate and is not excessive.
Performance metrics used to determine variable pay should be clearly disclosed and aligned with the company’s strategy. A significant portion of performance metrics should seek to measure significant improvements in the underlying financial performance of the company. We also encourage the inclusion of non-financial metrics linked to targets which are aligned with the company’s progress on its ESG strategy. Where possible we expect these targets to be quantifiable and disclosed.
Variable pay arrangements should incentivise participants to achieve above-average performance through the use of challenging targets. We encourage sliding-scale performance measures and expect performance target ranges to be disclosed to enable shareholders to assess the level of challenge and pay for performance alignment. We expect annual bonus targets to be disclosed retrospectively and encourage the disclosure of long term incentive (LTI) targets at the beginning of the performance period, but at minimum we expect retrospective disclosure. Where bonus or LTI targets are not disclosed due to commercial sensitivity we expect an explanation of why the targets continue to be considered sensitive retrospectively and expect some detail regarding the level of achievement vs target. Where a share price metric is being used, we expect this to be underpinned by a challenging measure of underlying performance. We encourage settlement of a portion of the annual bonus in shares which are deferred for at least one year. We expect settlement of long term incentives to be in shares, with rationale provided for any awards settled in cash. Long term incentives should have a performance period of no less than three years. In the UK we expect a further holding period of two years to be applied, and we encourage this in other markets. We do not generally support value creation plans. We will consider supporting the use of restricted share plans in the UK which have been structured consistent with the guidelines of the Investment Association. We expect appropriate malus and clawback provisions to be applied to variable remuneration plans. We expect shareholding guidelines to be adopted for executive directors and encourage the adoption of postdeparture shareholding guidelines. We expect details of any use of discretion to be disclosed and its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances. We do not generally support exceptional awards, and are particularly sensitive to such awards being granted to reward a corporate transaction. We expect executive service contracts to provide for a maximum notice period of 12 months. We will consider local best practice provisions related to severance arrangements when voting. Non-executive fees should reflect the role’s level of responsibility and time commitment. We do not support NED’s participation in option or performance-related arrangements. However we do support the payment of fees in shares, particularly where conservation of cash is an issue. In the UK our expectations of companies are aligned with the Investment Association’s Principles of Remuneration. Where significant changes to remuneration arrangements are being considered, we would expect remuneration committees to consult with their largest shareholders prior to finalising any changes. Where any increase to variable remuneration is proposed, we would expect this to be accompanied by a demonstrable increase in the stretch of the targets. Furthermore we expect any increases to remuneration to be subject to shareholder approval.
In response to the issues arising from the cost of living crisis being experienced by many people in the UK, we expect companies to focus additional capacity towards those members of the workforce who need it most. We expect Remuneration Committees to take into account factors arising from the cost of living crisis when deliberating over executive pay outcomes. We would be concerned by reputational issues arising from decisions made in these unusual circumstances and may make this a factor in our voting decisions at relevant AGMs.
In line with the expectations set out above we will generally vote against the appropriate resolution(s) where:

●	We consider the overall reward potential or outcome to be excessive.

●	A significant increase to salary has been granted which is not aligned with the workforce or is not sufficiently justified.

●
A significant increase to performance-related pay has been granted which is not sufficiently justified, is not accompanied by an increase in the level of stretch required for achievement or results in the potential for excessive reward.

●	There is no appropriate cap on variable incentive schemes.

Appendix C - Proxy Voting Policies and Procedures   155

●	Performance targets for annual bonus awards are not disclosed retrospectively and the absence of disclosure is not explained.

●	Performance targets for long term incentive awards are not disclosed up front and there is no compelling explanation regarding the absence of disclosure or a commitment to disclose retrospectively.

●	Performance targets are not considered sufficiently challenging, either at threshold, target or maximum.

●	Relative performance targets allow vesting of awards for below median performance.. Retesting provisions apply.

●	Incentives that have been conditionally awarded have been repriced or performance conditions changed part way through a performance period.

●	We have concerns regarding the use of discretion or the grant of exceptional awards.

●	Pension arrangements are excessive.. Pension arrangements are not aligned with the wider workforce (UK).

Investor Rights
The interests of minority shareholders must be protected and any major, or majority, investor should not enjoy preferential treatment. The structure of ownership or control should minimise the potential for abuse of public shareholders.
Corporate Transactions
Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have the opportunity to vote on significant corporate activity, such as mergers and acquisitions. Where a transaction is with a related party, only independent shareholders should have a vote. Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate proposed developments
Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the preexisting strategy and be subject to shareholder approval.

●	We will vote on corporate transactions on a case by case basis.

Dividends
We will generally support the payment of dividends but will scrutinise the proposed level where it appears excessive given the company’s financial position.
Share Capital
The board carries responsibility for prudent capital management and allocation.
Share Issuance
We will consider capital raises which are proposed for a specific purpose on a case by case basis but recognise that it can be beneficial for companies to have some general flexibility to issue shares to raise capital. However we expect issuances to be limited to the needs of the business and companies should not issue significant portions of shares unless offering these on a pro-rata basis to existing shareholders to protect against inappropriate dilution of investments.

●
Where a company seeks a general authority to issue shares we generally expect this to be limited to 25% of the company’s share capital for pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines.

●
Where a company seeks a general authority to issue shares we generally expect this to be limited to 10% of the company’s share capital for non-pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines and those of the Pre-Emption Group.

●	We will not generally support share issuances at investment trusts unless there is a commitment that shares would only be issued at a price at or above net asset value.

When considering our votes we will, however, take account of the company’s circumstances and any further detail regarding proposed capital issuance authorities prior to voting.
Following changes to the UK’s Pre-Emption Group Guidelines in November 2022, which reflect an increase on previous limits, we will hold the Chair of the company accountable for any perceived misuse of the increased flexibility through a vote against their re-election.
Buyback
We recognise that share buybacks can be a flexible means of returning cash to shareholders.

●
We will generally support buyback authorities of up to 10% of the issued share capital. In the UK we will generally support authorities which are in line with the levels permitted under the Listing Rules.

156   Appendix C - Proxy Voting Policies and Procedures

Related Party Transactions
The nature of relations – particularly any related party transactions (RPTs) – with parent or related companies, or other major investors, must be disclosed fully. Related party transactions must be agreed on arm’s length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.

●	We will vote against RPTs where there is insufficient transparency of the nature of the transaction, the rationale, the terms or the views and assessment of directors and advisors.

Article/Bylaw amendments
While it is standard to see proposals from companies to amend their articles of association or bylaws, we will review these on a case by case basis. When doing so we expect full transparency of the proposed changes to be disclosed.

●	We will vote against amendments which will reduce shareholder rights.

Anti-Takeover Defences
There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.

●	We will generally vote against anti-takeover/‘poison pill’ proposals.

Voting Rights
We are strong supporters of the principle of ‘one share, one vote’ and therefore favour equal voting rights for all shareholders.

●	We will generally vote against proposals which seek to introduce or continue capital structures with multiple voting rights.

●	We will consider voting against proposals to raise new capital at companies with multiple share classes and voting rights.

General Meetings
Shareholder meetings provide an important opportunity to hold boards to account not only through voting on the proposed resolutions but also by enabling investors the opportunity to raise questions, express views and emphasise concerns to the entire board. We may make a statement at a company’s AGM as a means of escalation to reinforce our views to a company’s board.
We welcome the opportunity to attend meetings virtually, being of the view that this can increase participation given obstacles such as location or meeting concentration. However we are not supportive of companies adopting virtual-only meetings as we believe this format reduces accountability. Our preference is for a hybrid meeting format to balance the flexibility of remote attendance with the accountability of an in-person meeting.

●	We will generally support resolutions seeking approval to shorten the EGM notice period to minimum 14 days, unless we have concerns regarding previous inappropriate use of this flexibility.

●
We will generally support proposals to enable virtual meetings to take place as long as there is confirmation that the format will be hybrid, with physical meetings continuing to take place (unless prohibited by law). We expect virtual attendees to have the same rights to speak and raise questions as those attending in-person. We will generally vote against proposals which permit wholly virtual general meetings.

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.
The effective management of risks extends to long-term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact’s four areas of focus in assessing how companies are performing in this area.
Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.
The Environment
It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are held responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.
We expect that companies will

●	Identify, manage and reduce their environmental impacts.

●	Understand the impact of climate change along the company value chain.

Appendix C - Proxy Voting Policies and Procedures   157

●
Develop group-level climate policies and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.

●	Comply with all environmental laws and regulations, or recognised international best practice as a minimum.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to the environment we will consider taking voting action on an appropriate resolution.
We will use the indicators within the Carbon Disclosure Project to identify companies which are not fulfilling their climate commitments. Where appropriate we will take voting action to encourage better practice among companies which we deem to be laggards.
Labour and employment
Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company’s license to operate. We expect companies to comply with all employment laws and regulations and adopt practices in line with the International Labour Organization’s core labour standards. a minimum.
In particular, companies will:

●	Take affirmative steps to ensure that they uphold decent labour standards.

●	Adopt strong health and safety policies and programmes to implement such policies.

●	Adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies.

●	Adopt policies and programmes for investing in employee training and development.

●	Adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company’s purpose.

●	Ensure policies are in place for a company’s suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains.

●	Report regularly on its policy and implementation of managing human capital.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to labour and employment we will consider taking voting action on an appropriate resolution.
Human rights
We recognise the impact that human-rights issues can have on our investments and the role we can play in stimulating progress. We draw upon a number of international, legal and voluntary agreements for guidance on human-rights responsibilities and compliance. Our primary sources are the International Bill of Rights and the core conventions of the International Labour Organisation (ILO), which form the list of internationally agreed human rights, and the UN Guiding Principles on Business and Human Rights (UNGPs), which clarifies the roles of states and businesses. We encourage companies to use the UNGPs Reporting Framework and encourage disclosure in line with this guidance.
We expect companies to:

●	Continually work to understand their actual and potential impacts on human rights.

●	Establish systems that actively ensure respect for human rights.

●	Take appropriate action to remedy any infringements on human rights.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to human rights we will consider taking voting action on an appropriate resolution.
Business ethics
As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. Having a robust code of ethics and ensuring professional conduct mean companies operate more effectively, particularly when it comes to ethical principles governing decision- making. A company’s failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can increase its risk of facing investigation, litigation and fines. This could undermine its license to operate, and affect its reputation and image.
We expect companies to have policies in place to support the following:

●	Ethics at the heart of the organisation’s governance.

●	A zero-tolerance policy on bribery and corruption.. How people are rewarded, as pay can influence behaviour.

●	Respect for human rights.

●	Tax transparency.

●	Ethical training for employees.

158   Appendix C - Proxy Voting Policies and Procedures

Where we have serious concerns regarding a board’s actions, or inaction, related to business ethics we will consider taking voting action on an appropriate resolution.
We will review any resolution at company meetings we have identified as covering environmental and social factors. The following will detail our overarching approach and expectations.
Our approach to vote analysis is consistent across active and quantitative investment strategies
Review the resolution, proponent and board statements, existing disclosures, and external research.
Engage with the company, proponents, and other stakeholders as required.
Involve thematic experts, regional specialists, and investment analysts in decision-making to harness a wide range of expertise and include all material factors in our analysis.
Ensure consistency by using our own in-house guidance to frame case-by-case analysis.
Monitor the outcomes of votes.
Follow-up with on-going engagement as required.
Given the nature of the topics covered by these resolutions we do not apply binary voting policies. We adopt a nuanced approach to our voting research and outcomes and will consider the specific circumstances of the company concerned. Our objective is not to vote in favour of all shareholder resolutions but to determine the best outcome for the company in the context of the best outcome for our clients. There are instances where we are supportive of the spirit of a resolution however there may be a reason which prevents our support for the proposal. For example, where the purpose of the resolution is unclear, where the wording is overly prescriptive, when suggested implementation is overly burdensome or where the proposal strays too closely to the board’s responsibility for setting the company’s strategy.
Management Proposals
We are supportive of the steps being taken by companies to provide transparent, detailed reporting of their ESG strategies and targets. While shareholder proposals on environmental and social topics have been common on AGM agendas for several years, an increasing number of companies are presenting management proposals, such as so called ‘say on climate’ votes, for shareholder approval. While we welcome the intention of accountability behind these votes, we have reservations about the potential for them to limit the scope for subsequent investor challenge and diminish the direct responsibility and accountability of the board and individual directors. We believe it is the role of the board and the executive to develop and apply strategy, including ESG strategies, and we will continue to use existing voting items to hold boards to account on the implementation of these strategies. As active investors we also regularly engage with investee companies on ESG topics and find this dialogue to be the best opportunity to provide feedback.
We will review the appropriateness of ‘say on climate’ votes and consider if other voting mechanisms should be applied to ensure both Boards and Executives apply the appropriate rigour to initiate and deliver strategies to support the climate transition.
Shareholder Proposals
The number of resolutions focused on environmental and social (E&S) issues filed by shareholders continues to grow rapidly. The following provides an overview of some of the factors we consider when assessing the most prevalent themes for shareholder proposals.
Climate Change
We are members of the Net Zero Asset Managers Initiatives and this is reflected in our Active Ownership approach. We encourage the companies in which we invest to demonstrate a robust methodology underpinning Paris aligned goals and targets and are supportive of resolutions that will help companies to achieve this. Once a credible climate strategy is in place, we prioritise evidence of implementation over requests to re-draft strategies and targets after only a year or two.
A growing number of resolutions call on companies to increase the transparency of their reporting on climaterelated lobbying. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Lobbying contrary to the objectives of the Paris Agreement is effective in creating climate policy inertia and impeding the transition to net zero economies.
We do not evaluate resolutions in isolation. Our approach recognises the links between corporate governance, strategy and climate approach. Where a company’s operational response to climate change is inadequate, the effectiveness of board oversight and corporate governance may also be called into question.
We expect and encourage companies to:

●	Demonstrate that a robust methodology underpins Paris aligned, net zero goals and targets.

●	Set targets for absolute emission reduction, not just carbon intensity, to show a clear pathway to net zero.

●	Report in alignment with the TCFD framework.

Appendix C - Proxy Voting Policies and Procedures   159

●	Link targets to remuneration and ensure they are reflected in capital expenditure and R&D plans.

●
Carefully manage climate-related lobbying by ensuring appropriate oversight, transparent disclosure of activities, and alignment of activities with the company’s strategy and publicly stated positions.

Diversity & Inclusion
Diversity, Equity & Inclusion (DEI) is an important and growing theme for shareholder resolutions. In recent years resolutions have focussed on racial equity audits, pay gap reporting, transparent disclosure of DEI metrics and assessments of the efficacy of DEI programmes.
A racial equity audit is an independent analysis of a company’s business practices designed to identify practices that may have a discriminatory effect. We are supportive of racial equity audits in relation to internal and external DEI programmes. It is appropriate that these programmes should have KPIs and audit mechanisms in place to measure and evaluate outcomes. Some proposals request racial equity audits of provision of services. We are aware that measuring provision of service is challenging and gathering racial data on customers can be difficult and inappropriate. There are also multiple different factors that can influence service provision and which could be misconstrued as being racially motivated. We will however, support resolutions which are not unduly prescriptive and allow companies to carry out audits within a reasonable timeframe, at a reasonable cost, and excluding confidential or proprietary information.
We consider standardised gender pay gap disclosure to be an important tool for assessing how companies are addressing gender inequality. Reporting on gender pay gaps across global operations can help companies to remain ahead of the regulatory curve. It also enables them to offer better opportunities and remuneration for women around the world. We are therefore supportive of resolutions which are likely to deliver these benefits. Proposals must be carefully drafted to achieve these outcomes. For instance, in the past we have been unable to support resolutions which called for global median gender and racial pay gap reporting as it was unclear how this would reveal potential pay disparities at a local level and how it could be implemented by companies with operations in jurisdictions where collection of racial identity data is illegal.
In the US market we support public disclosure of EEO-1 forms by companies. The EEO-1 form details a comprehensive breakdown of workforce by race and gender according to ten employment categories. The form is submitted privately to the US Equal Employment Opportunity Commission on an annual basis. When publicly disclosed, it offers investors and other stakeholders data in a standardised and comparable form. We have used our engagement programme to ask the companies in which we invest to disclose this form for their US operations while making it central to our D&I voting approach and supporting resolutions that request it.
Human rights
As a supporter of the UN Guiding Principles on Business and Human Rights (UNGPs), we expect companies to demonstrate how human rights due diligence is conducted across operations, services, product use and the supply chain. Companies can have a significant impact on human rights directly through operations and provision of services, and indirectly through product use and the supply chain. In recent years the sale and end-use of controversial technologies, such as facial recognition software, has emerged as a prominent theme.
We expect and encourage companies to:

●	Have robust due diligence processes to assess the actual and potential human rights impacts of their operations, services, product use and supply chain.

●	Conduct customer and supplier vetting processes commensurate with the risk of human rights abuse.

●
Publicly disclose information about the operation of these processes and utilise the UNGPs’ Reporting Framework. This will improve the standard and consistency of human rights reporting and enable more informed investment decision making.

Corporate Lobbying & Political Contributions
Corporate lobbying and political contributions are a recurrent theme of shareholder resolutions, particularly in the US. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Proposals may also request the disclosure of more information regarding the process and rationale for political contributions. We expect companies to make transparent, consolidated disclosures of direct and indirect lobbying and political expenditure. This disclosure should be underpinned by a coherent policy that: explains public policy priorities and the rationale for associated expenditure, identifies the management positions responsible for public policy engagement, and provides appropriate mechanisms for board oversight. These measures should mitigate the risks associated with corporate lobbying and political contributions, protecting the interest of shareholders and other stakeholders.
Nuclear Energy
In the Japanese market nuclear energy is a recurrent theme of shareholder resolutions. The Japanese government is seeking to reduce the nation’s reliance on coal and its energy strategy presents safe nuclear power generation as an important source of base-load power. In this context, resolutions which seek to limit or cease the nuclear operations of an
160   Appendix C - Proxy Voting Policies and Procedures

individual company do not appear to be in the best interests of shareholders and other stakeholders. The health & safety risks associated with nuclear energy are high, must be managed carefully across the industry, and are an important consideration in our voting.
Important Information
This document is strictly for information purposes only and should not be considered as an offer, investment recommendation, or solicitation, to deal in any of the investments or funds mentioned herein and does not constitute investment research. abrdn does not warrant the accuracy, adequacy or completeness of the information and materials contained in this document and expressly disclaims liability for errors or omissions in such information and materials.
Any research or analysis used in the preparation of this document has been procured by abrdn for its own use and may have been acted on for its own purpose. The results thus obtained are made available only coincidentally and the information is not guaranteed as to its accuracy. Some of the information in this document may contain projections or other forward looking statements regarding future events or future financial performance of countries, markets or companies. These statements are only predictions and actual events or results may differ materially. The reader must make their own assessment of the relevance, accuracy and adequacy of the information contained in this document and make such independent investigations, as they may consider necessary or appropriate for the purpose of such assessment. This material serves to provide general information and is not meant to be investment, legal or tax advice for any particular investor. No warranty whatsoever is given and no liability whatsoever is accepted for any loss arising whether directly or indirectly as a result of the reader, any person or group of persons acting on any information, opinion or estimate contained in this document. abrdn reserves the right to make changes and corrections to any information in this document at any time, without notice. This material is not to be reproduced in whole or in part without the prior written consent of abrdn.
Applying ESG and sustainability criteria in the investment process may result in the exclusion of securities within the universe of potential investments. The interpretation of ESG and sustainability criteria is subjective meaning that products may invest in companies which similar products do not (and thus perform differently) and which do not align with the personal views of any individual investor. Furthermore, the lack of common or harmonized definitions and labels regarding ESG and sustainability criteria may result in different approaches by managers when integrating ESG and sustainability criteria into investment decisions. This means that it may be difficult to compare strategies within ostensibly similar objectives and that these strategies will employ different security selection and exclusion criteria. Consequently, the performance profile of otherwise similar vehicles may deviate more substantially than might otherwise be expected. Additionally, in the absence of common or harmonized definitions and labels, a degree of subjectivity is required and this will mean that a product may invest in a security that another manager or an investor would not.
abrdn plc is registered in Scotland (SC286832) at 1 George Street, Edinburgh EH2 2LL.
Appendix C - Proxy Voting Policies and Procedures   161

abrdn Funds
Prospectus
February 28, 2025

abrdn EM SMA Completion Fund
Institutional Class - ASEMX
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Summary - abrdn EM SMA Completion Fund

abrdn EM SMA Completion Fund

Objective
The abrdn EM SMA Completion Fund (the “EM SMA Completion Fund” or the “Fund”) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the abrdn EM SMA Completion Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each yearas a percentage of the value of your investment)
Management Fees(1)	0%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	25.44%
Total Annual Fund Operating Expenses(2)	25.44%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	25.44%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(2)	0.00%

(1)	None of abrdn Inc. (the “Adviser”), abrdn Asia Limited (“aAL”) or abrdn Investments Limited (“aIL” and collectively with aAL, the “Sub-advisers”) charges a management fee or sub-advisory fee to the Fund. Shareholders should be aware, however, that the Fund is an integral part of separately managed account programs, and the Fund’s Adviser, the Fund’s Sub-advisers or their affiliates will be compensated directly or indirectly by separately managed account program sponsors or program participants for managed account advisory services.
(2)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.
(3)	abrdn Funds (the “Trust”) and the Adviser have entered into a written contract pursuant to which the Adviser has agreed to reimburse the Fund’s operating expenses (excluding certain expenses, including any taxes, interest, brokerage fees, Acquired Fund Fees and Expenses and extraordinary expenses). This contractual arrangement may not be terminated before February 28, 2026 without the approval of the Independent Trustees.
Example
This Example is intended to help you compare the cost of investing in the abrdn EM SMA Completion Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee limitation until its expiration, which impacts the 1-Year figure listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$0	$4,306	$7,032	$10,234

Portfolio Turnover
The abrdn EM SMA Completion Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 47% of the average value of its portfolio.
Principal Strategies
The abrdn EM SMA Completion Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

●	the company is organized under the laws of an emerging market country;

●	the company has its principal office in, or management is located in, an emerging market country; and/or

●	the company has its principal securities trading market in an emerging market country.

Summary - abrdn EM SMA Completion Fund   1

Summary - abrdn EM SMA Completion Fund
An emerging market country is any country included in the MSCI Emerging Markets Index or determined by the Adviser or Sub-advisers to have similar emerging market characteristics. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to mainland China, including through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect program or by any other available means. The Fund also currently anticipates that it will invest a significant amount of its assets in securities economically tied to South Korea and India. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.
The Fund may invest in equity securities of companies of any market capitalization, including small- and mid-cap companies.
The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the information technology and industrials sectors.
In seeking to achieve the Fund’s investment objective, the Adviser and Sub-advisers invest in quality companies and are an active, engaged owners. The Adviser and Sub-advisers evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-advisers. Through fundamental research, supported by a global research presence, the Adviser and Sub-advisers seek to identify companies whose quality and future prospects are not yet fully recognized by the market.
The Fund is non-diversified any may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers.
Principal Risks
The abrdn EM SMA Completion Fund cannot guarantee that it will achieve its investment objective.
As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).
Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-advisers may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or Sub-advisers may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries, municipalities or governments because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
China Risk. Investments in China and Hong Kong subject the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
2   Summary - abrdn EM SMA Completion Fund

Summary - abrdn EM SMA Completion Fund
Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Risk. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China.
The Republic of Korea (South Korea) Risk. Concentrating investments in South Korea subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in South Korea include political, economic and social instability, and the potential for increasing militarization in North Korea. The financial sector in South Korea has been subject to systemic weaknesses and illiquidity, which could be a material risk for any investments in South Korea if exacerbated. A significant increase in energy prices could have an adverse impact on South Korea’s economy as South Korea is dependent on foreign sources for much of its energy needs. The South Korean government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, South Korean government actions in the future could have a significant effect on the South Korean economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
India Risk. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.
Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect the Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in the Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG  factors.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
Non-Diversified Fund Risk – The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new
Summary - abrdn EM SMA Completion Fund   3

Summary - abrdn EM SMA Completion Fund
product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value.
Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.
Performance
The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows the Fund’s annual total returns for the Institutional Class for the first full calendar year of operations. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. Returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets Index (Net TR), a broad-based securities market index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.abrdn.com/us/literature or call 866-667-9231.
4   Summary - abrdn EM SMA Completion Fund

Summary - abrdn EM SMA Completion Fund
Annual Total Returns – Institutional Class Shares
(Years Ended Dec. 31)

Highest Return: 4.93% - 3rd quarter 2024
Lowest Return: -7.97% - 4th quarter 2024
After-tax returns are shown in the following table for the Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.
Average Annual Total Returns as of December 31, 2024

	1 Year	SinceInception(January 30,2023 )
Institutional Class - Before Taxes	-9.55%	-8.01%
Institutional Class - After Taxes on Distributions	-9.82%	-8.36%
Institutional Class - After Taxes on Distributions and Sales of Shares(1)	-5.65%	-6.18%
MSCI Emerging Markets Index (Net TR) (reflects no deduction for fees or expenses)	7.50%	4.13%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.
Investment Adviser
abrdn Inc. (the “Adviser”) serves as the EM SMA Completion Fund’s investment adviser. abrdn Asia Limited (“aAL”) and abrdn Investments Limited (“aIL”, together with aAL, the “Sub-advisers”) serve as the Fund’s sub-advisers.
Summary - abrdn EM SMA Completion Fund   5

Summary - abrdn EM SMA Completion Fund
Portfolio Managers
The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Devan Kaloo	Global Head of Equities and Head of Global Emerging Markets Equities	Inception
Nick Robinson, CFA®	Senior Investment Director	2023
Gabriel Sacks, CFA®	Investment Director	Inception

Purchase and Sale of Fund Shares
NOT AVAILABLE TO THE GENERAL PUBLIC.
Shares of the fund may be purchased only by or on behalf of separately managed account clients where the Fund’s Adviser or an affiliate of the Adviser (each a “Managed Account Adviser”) has an agreement with the managed account program sponsor (the “Program Sponsor”), or directly with the client, to provide management or advisory services to the managed account or to the Program Sponsor for its use in managing such account. The Fund is a “completion fund,” meaning that it is intended to be used as part of a broader investment program by certain separately managed account clients.
There are no maximum or minimum investment requirements in the Fund (although your Program Sponsor may have certain investment requirements).
Redemption orders are made based on instructions from your Managed Account Adviser or Program Sponsor to the broker/dealer who executes trades for the account.
Fund shares may be redeemed on each day that the New York Stock Exchange is open.
Tax Information
The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
6   Summary - abrdn EM SMA Completion Fund

Fund Details
Additional Information about Principal Strategies
In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser(s), as applicable, (together, the “Advisers”) invest in quality companies and are active, engaged owners. The Advisers evaluate every company against quality criteria and build conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material Environmental, Social and Governance (“ESG”) factors impacting a company. Examples of ESG factors considered by the Advisers include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Advisers.
Through fundamental research, supported by a global research presence, the Advisers seek to identify companies whose quality and future prospects are not yet fully recognized by the market.
The Advisers may sell a security when they perceive that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.
Investment Objective. The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.
80% Investment Policy. If the EM SMA Completion Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Fund.
Derivatives. To the extent that the Fund invests in derivatives with an underlying asset with economic characteristics similar to the investments included in the investment policies described under “Principal Strategies” of the Fund’s “Summary” section above, the market value or notional value of such derivative, depending on the exposure provided by the type of derivative, would be included to meet the applicable investment policy, except for an 80% policy required by Rule 35d-1 with respect to which market value would be included.
Additional Information on Engagement and Proxy Voting on ESG Issues.
More information about the Advisers’ approach to engagement is described in Appendix C to the Statement of Additional Information.
Additional Information about Investments, Investment Techniques and Risks
The principal investments and principal risks of the Fund are disclosed in the Fund’s Summary section. The discussion below provides more information about the principal investments and techniques that the Fund may use and the related risks.
The Statement of Additional Information contains information about additional investments in which the Fund may invest to a lesser degree and additional risks to which the Fund may be subject. The order of the below investments, investment techniques and risks does not indicate their significance.
Active Management Risk – The Fund is subject to the risk that the Adviser or a Sub-adviser may make poor security selections. The Adviser, Sub-advisers and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund, and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or a Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies. The Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or a Sub-adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent the Fund from purchasing a security expected to appreciate in value.
Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Emerging Markets Risk – The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the Fund to increased volatility or substantial declines in value. Emerging market securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Fund to risks beyond those generally encountered in developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership
Fund Details - Additional Information about Investments, Investment Techniques and Risks   7

Fund Details
than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Fund may also be subject to Emerging Markets Risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Emerging market countries may be dependent on the economies of certain key trading partners, and a reduction in spending on products and services or changes in those economies or their relationships with countries in those regions may cause an adverse impact on the regional economy. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets, as well as political uncertainty, corruption, military intervention, social unrest or natural disasters. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. For these and other reasons, investments in emerging markets are often considered speculative. The Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed and less accessible than other emerging markets.
China Risk. In addition to the risks discussed above under “Emerging Markets Risk,” as well as the risks described below under “Foreign Securities Risk,” investing in China presents additional risks. Concentrating investments in China and Hong Kong may make the Fund significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration.
The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. In particular, the current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Certain securities are, or may in the future become, restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Recent developments in relations between the U.S. and China have raised concerns regarding trade restrictions between the two countries, which could negatively impact a Fund. It is currently impossible to predict whether further restrictions will be placed on trade between China and the U.S.
Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has, at times, experienced considerable volatility and has historically been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Fund.
The Fund may gain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law, or that the Chinese government may cease to tolerate VIEs at any time or impose new restrictions on the structure. If these risks materialize, the value of a Fund’s investments in VIEs could be adversely affected and a Fund could incur significant losses with no recourse available.
8   Fund Details - Additional Information about Investments, Investment Techniques and Risks

Fund Details
VIE structures, and investments in China in general, could also face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (“PCAOB”) or other regulators. Under the Holding Foreign Companies Accountable Act (“HFCAA”), if the PCAOB determines that authorities in China have obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. If these risks materialize, the value of investments in VIEs, and investments in China in general, could be adversely affected and a fund could incur significant losses with no recourse available.
Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities. For a more detailed analysis and explanation of the specific risks of investing in China, please see “Emerging Markets Securities – Investing in China” in the SAI.
Stock Connect. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China (“PRC”).
In recent years, non-Chinese investors, including the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs.
China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). China A shares through the Stock Connect Programs are held by third party securities settlement systems in Hong Kong (Hong Kong Securities Clearing Company (“HKSCC”)) and the PRC (“ChinaClear”) where they are mixed with other investors’ assets and may be subject to lower safekeeping, segregation and record keeping requirements than investments held domestically. It is considered unlikely that ChinaClear will become insolvent but, if it does so, HKSCC is likely to seek to recover any outstanding China A shares from ChinaClear through available legal channels but it is not obligated to do so. If HKSCC does not enforce claims against ChinaClear these funds may not be able to recover their China A shares. China A shares traded through Stock Connect are uncertificated and are held in the name of HKSCC or its nominee. PRC law may not recognize the beneficial ownership of the China A shares by these funds and, in the event of a default of ChinaClear, it may not be possible for the China A shares held by these funds to be recovered. Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Funds will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk and regulations that are relatively untested and subject to change. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Funds may not be able to acquire or dispose of China A Shares through Stock Connect in a timely manner, which could adversely affect the Funds’ performance.
The Republic of Korea (South Korea) Risk. Concentrating investments in South Korea subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in South Korea include political, economic and social instability, and the potential for increasing militarization in North Korea. Escalated tensions involving the South Korea and North Korea, and the outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, could have a severe adverse effect on the South Korean economy. In addition, the financial sector in South Korea has been subject to systemic weaknesses and illiquidity, which could be a material risk for any investments in South Korea if exacerbated. South Korea’s economy depends largely on economies of countries in Asia and the U.S., which means that negative changes in any of these economies could cause adversely effect the South Korean. South Korea is dependent on foreign sources for much of its energy needs and, therefore, increases in energy prices could adversely affect South Korea’s economy. The South Korean government has exercised and continues to exercise significant influence over many aspects of the economy. Accordingly, South Korean government actions in the future could have a significant effect on the South Korean economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio. The South Korean economy faces long-term challenges, including a rapidly aging population, an inflexible labor market, the dominance of large conglomerates, and over-dependence on exports to drive economic growth.
India. Political, economic, social and other factors in India may adversely affect a Fund’s performance. An emerging market such as India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. Moreover, the Indian
Fund Details - Additional Information about Investments, Investment Techniques and Risks   9

Fund Details
economy remains vulnerable to natural disasters, such as droughts and monsoons. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and a Fund, market conditions, and prices and yields of securities in a Fund’s portfolio.
Further, the economies of developing countries such as India generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The Indian economy also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.
There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to a Fund.
The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause the Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments. In addition, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.
A high proportion of the shares of many Indian issuers are held by a limited number of persons, which may limit the number of shares available for investment by a Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.
Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a Fund’s investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund’s ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a Fund to repatriate their income and capital.
Indian stock exchanges have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of a Fund’s shares of common stock and the price at which those shares trade.
There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information. Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights may differ from those that may apply in other jurisdictions. Stockholders’ rights under Indian law may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a stockholder of an Indian company in which it invests than it would as a stockholder of a comparable American company. The Fund may also have difficulty enforcing foreign judgments against Indian companies or their management.
10   Fund Details - Additional Information about Investments, Investment Techniques and Risks

Fund Details
Equity Securities Risk – Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of the Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests. Equity securities may be subject to increased risk during periods of economic or market uncertainty or difficulty. Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.
Foreign Currency Exposure Risk – To the extent the Fund invests in securities that trade in, or receive revenues in, foreign currencies, the Fund is subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact the Fund more greatly to the extent the Fund does not hedge its currency risk.
To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.
Foreign Securities Risk – The Fund uses various criteria to determine to which country or countries the securities in which the Fund invests are economically tied. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by the Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer’s securities held by the Fund are significantly impacted by non-U.S. activities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

●
political and economic changes and/or instability, including adverse consequences stemming from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions;

●	the impact of currency exchange rate fluctuations;

●	reduced information about issuers;

●	higher transaction costs;

●	less stringent regulatory and accounting standards; and

●	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. The risks of investing in foreign securities are increased in connection with investments in emerging markets. See “Emerging Markets Risk” above.
Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Fund Details - Additional Information about Investments, Investment Techniques and Risks   11

Fund Details
Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect the Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that the Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, the Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, the Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

●	corporate earnings;

●	production;

●	management;

●	sales; and

●	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and interest rate hikes. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.
Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.
Non-Diversified Fund Risk – The Fund is subject to non-diversified fund risk because it may invest a greater percentage of their total assets in the securities of a single issuer compared to diversified funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s performance.
Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may
12   Fund Details - Additional Information about Investments, Investment Techniques and Risks

Fund Details
be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.
Small-Cap Securities Risk – In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, the Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors. These risks may be exacerbated for micro-cap securities.
Temporary Investments – Generally, the Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if the Fund’s management believes that business, economic, political or financial conditions warrant, the Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:

●	short-term U.S. Government securities;

●	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

●	prime quality commercial paper;

●	repurchase agreements covering any of the securities in which the Fund may invest directly; and

●	shares of money market funds.

The use of temporary investments prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.
In addition, pending investment of cash balances or for other cash management purposes, the Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the Investment Company Act of 1940, as amended (the “1940 Act”). For information about the risks of investing in derivatives and other investment companies, please see “Derivatives Risk” and “Securities of Other Investment Companies” in the SAI.
Valuation Risk – The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
In addition, since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders are not be able to purchase or sell the Fund’s shares.
The SAI contains more information on the Fund’s investments and strategies and can be requested using the address and telephone numbers on the back of this Prospectus.
Other Information
Commodity Pool Operator Exclusion – The Adviser has claimed an exclusion from the definition of “commodity pool operator” under Commodity Futures Trading Commission (“CFTC”) Rule 4.5 for the Fund and therefore the Fund and the Adviser (with respect to the Fund) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules. The Adviser has to reaffirm annually its eligibility for this exclusion. The Adviser intends to continue to operate the Fund in a manner to maintain its exclusion under CFTC Rule 4.5.
Portfolio Holdings Disclosure – The Fund posts on the Fund’s internet site, https://www.abrdn.com/us/literature, substantially all of its securities holdings as of the end of each month. Such portfolio holdings generally are available no earlier than 7 business days after the end of the previous month for equity funds. A description of the Fund’s policies and procedures regarding the release of portfolio holdings information is available in the Fund’s SAI.
Fund Details - Additional Information about Investments, Investment Techniques and Risks   13

Fund Management
Investment Adviser
abrdn Inc., a Delaware corporation formed in 1993, serves as the investment adviser to the Fund. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of the Fund’s assets on a discretionary basis.
The Adviser is a wholly-owned subsidiary of abrdn (Holdings) PLC, which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. abrdn (Holdings) PLC is a wholly-owned subsidiary of abrdn plc (“abrdn”), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. abrdn, combined with its subsidiaries and affiliates, manages approximately $463 billion in assets as of December 31, 2024. abrdn provides asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market.
In rendering investment advisory services, the Adviser, and Sub-advisers described below, may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the abrdn plc affiliates, including the Fund, as associated persons of the Adviser or a Sub-adviser. No remuneration is paid by the Fund with regards to the MOU.
Sub-advisers
abrdn Investments Limited (“aIL”), a Scottish Company, and abrdn Asia Limited (“aAL” and together with aIL, the “Sub-advisers”), a Singapore corporation, serve as Sub-advisers to the Fund. aIL’s registered office is located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. aAL’s principal place of business is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480. aIL and aAL are responsible for the day-to-day management of the Fund. To the extent that aIL or aAL do not have management over a specific portion of the Fund’s assets, aIL and aAL will assist the Adviser with oversight for the Fund. aIL and aAL are both affiliates of the Adviser and wholly owned by abrdn PLC.
A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund’s Form N-CSR for the period ended October 31, 2024.
Management Fees
The Fund does not pay the Adviser or the Sub-advisers a management fee.
abrdn Funds (the “Trust”) and the Adviser have entered into a written contract pursuant to which the Adviser has agreed to reimburse the Fund’s operating expenses (excluding certain expenses, including any taxes, interest, brokerage fees, Acquired Fund Fees and Expenses and extraordinary expenses). This contractual arrangement may not be terminated before February 28, 2026 without the approval of the Independent Trustees.
Portfolio Management
The Adviser and Sub-advisers generally use a team-based approach for the management of the Fund. Information about the abrdn team members jointly and primarily responsible for managing the Fund is included below.
The Fund is managed by the Global Emerging Markets Equity Team. The team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The Adviser and Sub-advisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Sub-advisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.
The Team is jointly and primarily responsible for the day-to-day management of the Fund, with the following members having the most significant responsibility for the day-to-day management of the Fund, as indicated:

Portfolio Manager

Devan Kaloo, Global Head of Equities and Head of Global Emerging Markets Equities
Devan Kaloo is Global Head of Equities and Head of Global Emerging Markets Equities for abrdn. Devan joined abrdn in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined the company’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Devan graduated with an MA (Hons) in International Relations and Management from the University of St Andrews and has a postgraduate diploma in Investment Analysis from the University of Stirling.

Nick Robinson, CFA®, Senior Investment Director
Nick Robinson is a Senior Investment Director on the Global Emerging Markets Equity Team at abrdn. Nick joined the company in 2000 and spent eight years on the North American Equities team, including three years based in the company‘s US offices. In 2008 he joined the Global Emerging Markets Equity team. Nick relocated to São Paulo in 2009 to start abrdn’s operations in Brazil. In 2016 he returned to London. Nick graduated with an MSc in Chemistry from Lincoln College, Oxford and is a CFA Charterholder.

14   Fund Management

Fund Management

Gabriel Sacks, CFA®, Investment Director
Gabriel Sacks is an Investment Director on the Asian equities team. Gabriel joined the company in 2008 on the Global Emerging Markets equity team in London before moving to Singapore in 2018, where he spent five years. Gabriel graduated with an MA (Hons) in Land Economy from Selwyn College, Cambridge University and is a CFA Charterholder.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.
Multi-Manager Structure
The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a sub-adviser (excluding hiring a sub-adviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board of Trustees, but without shareholder approval.
If a new unaffiliated sub-adviser is hired for the Fund, shareholders will receive information about the new sub-adviser within 90 days of the change. The multi-manager structure allows the Fund greater flexibility enabling them to operate more efficiently.
Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing the Fund’s sub-advisers and recommending to the Board of Trustees the hiring, termination or replacement of a sub-adviser. In instances where the Adviser hires a sub-adviser, the Adviser performs the following oversight and evaluation services to the sub-advised Fund:

●	initial due diligence on prospective Fund sub-advisers;

●	monitoring sub-adviser performance, including ongoing analysis and periodic consultations;

●	communicating performance expectations and evaluations to the sub-advisers; and

●	making recommendations to the Board of Trustees regarding renewal, modification or termination of a sub-adviser’s contract.

The Adviser does not currently utilize un-affiliated sub-advisers in reliance on this exemptive order for the Fund described in this Prospectus. Where the Adviser does recommend sub-adviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the sub-adviser. Although the Adviser monitors the sub-adviser’s performance, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.
Fund Management   15

Investing with abrdn Funds

Investing with abrdn Funds
Shares of the Fund have not been registered for sale outside of the United States and its territories.
SHARES OF THE FUND ARE NOT AVAILABLE TO THE GENERAL PUBLIC.
Contacting abrdn Funds
Customer Service Representatives are available 8 a.m. to 6 p.m. Eastern Time, Monday through Friday at 866-667-9231.
Share Price
The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of the Fund. The NAV is:

●	calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

●
generally determined by dividing the total net market value of the securities and other assets owned by the Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by the Fund’s transfer agent or an authorized intermediary. An order is in “good form” if the Fund’s transfer agent has all the information and documentation it deems necessary to effect your order.
Please note the following with respect to the price at which your transactions are processed:
Fund shares will generally not be priced on any day the New York Stock Exchange is closed.
The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call 1-866-667-9231.
The Fund does not calculate NAV on days when the New York Stock Exchange is regularly closed. The New York Stock Exchange is closed on the following days:

●	New Year’s Day

●	Martin Luther King, Jr. Day

●	Presidents’ Day

●	Good Friday

●	Memorial Day

●	Juneteenth National Independence Day

●	Independence Day

●	Labor Day

●	Thanksgiving Day

●	Christmas Day

●	Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.
Buying and Selling Shares
Fund Transactions
All transaction orders must be received by the Fund’s transfer agent in Kansas City, Missouri or an authorized intermediary prior to the calculation of the Fund’s NAV to receive that day’s NAV.
How to Buy Shares
Shares of the Fund may be purchased only by or on behalf of separately managed account clients where the Fund’s Adviser or an affiliate of the Adviser (each a “Managed Account Adviser”) has an agreement with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer), or directly with the client, to provide management or advisory services to the managed account.
16   Investing with abrdn Funds

Investing with abrdn Funds
There are no maximum or minimum investment requirements applicable to the Fund (although your Program Sponsor may have certain investment requirements for separately managed accounts). Purchase orders are made based on instructions from your Managed Account Adviser or Program Sponsor to the broker/dealer who executes trades for your account. To make a purchase, your broker/dealer must submit a purchase order to the fund’s transfer agent, either directly or through an appropriate clearing agency (e.g., the National Securities Clearing Corporation—Fund/SERV).
For more information about buying shares, please contact your Program Sponsor. The Fund may reject any order to buy shares and may suspend the offering of shares at any time.
How to Sell* Shares
*	A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.
Redemption orders are placed on your behalf by your Managed Account Adviser or Program Sponsor with the broker/dealer that executes trades for your managed account. Shares of the Fund can be redeemed through the broker/dealer on any day the New York Stock Exchange is open. Shares of the Fund may be held only by investors participating in an eligible managed account program and cannot be transferred.
The Fund reserves the right to redeem shares of any investor if the investor ceases to be a participant in an eligible managed account program. The liquidation of Fund shares will have tax consequences for the investor. Each investor, by participating in a managed account program that purchases Fund shares, agrees to the redemption of such Fund shares upon termination of its participation in such program. Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
Pricing of Fund Shares
The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures (“Valuation Procedures”) as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) designated abrdn Inc. (the “Adviser”) as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.
Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.
Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Fund’s Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower, or occasionally, higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.
Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the
Investing with abrdn Funds   17

Investing with abrdn Funds
valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Valuation Designee concludes that such market quotations do not accurately reflect fair value, the fair value of the Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
In-Kind Purchases
The Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.
Customer Identification Information
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Fund must obtain the following information for each person that opens a new account:

●	name;

●	date of birth (for individuals);

●	residential or business street address (although post office boxes are still permitted for mailing); and

●	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed (less any applicable CDSC).
Selling Shares
You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.
You may not be able to redeem your Fund shares or the Fund may delay paying your redemption proceeds if:

●	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

●	trading is restricted; or

●	an emergency exists (as determined by the Securities and Exchange Commission).

Generally, the Fund will issue payment for shares that you redeem within two business days after your redemption request is received in good order. The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker). Payment for shares that you recently purchased by check may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. The Fund may delay forwarding redemption proceeds for up to seven days:

●	if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.
Under normal circumstances, the Fund expects to meet redemption requests by using cash in its portfolio or by selling portfolio securities to generate cash. During periods of stressed market conditions, when a significant portion of the Fund’s portfolio may be comprised of less-liquid investments, such Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under its overdraft facility, and/or by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about abrdn Funds’ ability to make a redemption-in-kind, see the SAI.
18   Investing with abrdn Funds

Investing with abrdn Funds
The Board of Trustees has adopted procedures for redemptions in-kind by shareholders including affiliated and unaffiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. Further, the procedures require that, in general, in-kind redemptions may be distributed on a pro rata basis whereby the redeeming shareholder would receive a proportionate share of every investment held by the Fund including cash. In certain circumstances, however, pro rata distribution with some adjustments may be made when the redeeming shareholder is restricted by law from taking possession of certain securities or the Fund’s Adviser believes such a distribution is in the best interests of shareholders.
Medallion Signature Guarantee
A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.
Excessive or Short-Term Trading
Because the Fund is designed to be a component of separately managed accounts that also invest, at the direction of or based on the advice of the accounts’ investment manager, in individual securities and other investments, Fund shares may be purchased or redeemed on a frequent basis for rebalancing purposes or to invest new monies (including through dividend reinvestment) or to accommodate reductions in account size. The Fund is managed in a manner that is consistent with its role in separately managed accounts. Separately managed account clients are typically not in a position to directly effect purchase and redemption orders under the terms of their separately managed account and are, therefore, unable to directly trade in Fund shares. Accordingly, the Board of Trustees has not adopted specific buying and exchanging limitations based on trading frequency for the Fund.
The Fund reserves the right to reject, without any prior notice, any purchase order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a purchase order if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund’s portfolio or is otherwise contrary to the Fund’s best interests. Your Program Sponsor or financial intermediary may have their own market timing policy, which may be more restrictive.
Fair Valuation
The Trust has fair value pricing procedures in place as described above in “Investing with abrdn Funds: Pricing of Fund Shares.”
Investing with abrdn Funds   19

Distributions and Taxes
Distributions and Taxes
The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee the Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.
Income and Capital Gain Distributions
The Fund intends to qualify each year as a regulated investment company under Subchapter M the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”). As a regulated investment company, the Fund generally pays no federal income tax on the income and capital gains it distributes to you. The abrdn EM SMA Completion Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. Capital gains, if any, may be distributed at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. All income and capital gain distributions are automatically reinvested in shares of the Fund. You may request in writing a payment in cash if the distribution is in excess of $5.
If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the Fund at the Fund’s then-current NAV until you give the Trust different instructions.
Tax Considerations
If you are a taxable investor, a portion of the dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

●	distributions are taxable to you at either ordinary income or capital gains tax rates;

●	distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

●	distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

●	for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

●	for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

●	distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV, which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). The Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Fund, from ascertaining with certainty, until after the calendar year end, and in some cases the Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.
Distributions from the Fund (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution. This is commonly known as “buying a dividend.”
Dividends and other distributions by the Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.
In certain situations, the Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-U.S. currency and passive non-U.S. investment company (“PFIC”) losses over
20   Distributions and Taxes

Distributions and Taxes
post-October non-U.S. currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.
If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If the Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit.
Selling Shares
Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at 15% or 20%, depending on whether your income exceeds certain threshold amounts, which are adjusted annually for inflation. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.
Tax Status for Retirement Plans and Other Tax-Deferred Accounts
When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.
Backup Withholding
By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.
Other
Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser. Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Properly reported dividends received by a non-U.S. investor are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Exemptions from U.S. withholding tax are also provided for exempt-interest dividends and capital gain dividends paid by the Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.
A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000 ($250,000 if married filing jointly), and of estates and trusts.
Additionally, a 30% withholding tax is currently imposed on fund dividends paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.
Distributions and Taxes   21

Distributions and Taxes
This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.
22   Distributions and Taxes

Financial Highlights
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the period from January 27, 2023 (commencement of operations) through October 31, 2024. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions and no sales charges). The information for the period ended October 31, 2024 was derived from the financial statements which were audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Form N-CSR for the period ended October 31, 2024, which is available upon request and on the Fund’s website at abrdn.com/us/literature.
Financial Highlights   23

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn EM SMA Completion Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss ) (a)	Net Realizedand Unrealized Gains (Losseson Investments )	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)
Institutional Class Shares
Year Ended October 31, 2024	$8.12	$0.25	$0.34	$0.59	$(0.10)	$(0.10)	$8.61	7.19%
Period Ended October 31, 2023(h)	10.00	0.24	(2.12)	(1.88)	–	–	8.12	(18.80%)

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Amounts listed as “–” are 0% or round to 0%
(h)	For the period from January 27, 2023 (commencement of operations) through October 31, 2023.
24   Financial Highlights

Financial Highlights
Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated
abrdn EM SMA Completion Fund (concluded)

		Ratios/Supplemental Data
	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets(d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets(d)	Portfolio Turnover(f)
Institutional Class Shares
Year Ended October 31, 2024	$341	–(g)	25.44%	2.85%	47%
Period Ended October 31, 2023(h)	$268	–(g)	27.99%	3.52%	30%

Financial Highlights   25

Information from abrdn Funds
Please read this Prospectus before you invest, and keep it with your records. The following documents – which may be obtained free of charge – contain additional information about the Fund:

●	Statement of Additional Information (incorporated by reference into this Prospectus)

●	Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Fund’s performance)

●	Semi-Annual Reports

●	Form N-CSR (which contains additional information about the Fund’s investments, including the Fund’s annual and semi-annual financial statements)

While this Prospectus and the Statement of Additional Information of the Fund describe pertinent information about the Trust and the Fund, neither this Prospectus nor the Statement of Additional Information represents a contract between the Trust or the Fund and any shareholder or any other party.
To obtain any of the above documents free of charge, to request other information about the Fund, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports, most recently filed Form N-CSR, and the Statement of Additional Information at the Fund’s website https://www.abrdn.com/us/literature.
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.
If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Fund’s website at https://www.abrdn.com/us/literature or call 866-667-9231 for additional information.
For Additional Information Contact:
866-667-9231 (toll free)
Customer Service Representatives are available 8 a.m.-6 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.
Also, visit the Fund’s website at https://www.abrdn.com/us/literature.
Information from the Securities and Exchange Commission (SEC)

You can obtain information about the Fund, including the SAI from the SEC:

●	on the SEC’s EDGAR database via the Internet at www.sec.gov; or

●	by electronic request to publicinfo@sec.gov (the SEC charges a fee for this service).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132
26   Information from abrdn Funds

abrdn Funds
Statement of Additional Information
February 28, 2025

abrdn EM SMA Completion Fund
Institutional Class - ASEMX
abrdn Funds (the “Trust”) is a registered open-end investment company consisting of 18 series as of the date hereof. This Statement of Additional Information (“SAI”) relates to the series of the Trust listed above (the “Fund”). This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Fund. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus for the Fund dated February 28, 2025.
Terms not defined in this SAI have the meanings assigned to them in the Prospectus. You can order copies of the Prospectus without charge by writing to abrdn Funds, c/o SS&C GIDS, Inc. (“SS&C”), 333 West 11th Street, Kansas City, Missouri 64105 or calling (toll-free) 866-667-9231.
The audited financial statements with respect to the Fund for the fiscal year ended October 31, 2024, and the related report of KPMG, LLP (“KPMG”), independent registered public accounting firm for the Fund, which are contained in the Fund’s  most recent Form N-CSR, are incorporated herein by reference in the section “Financial Statements.” A copy of the Prospectus, or the Fund’s annual report may be obtained, without charge, by calling 1-844-383-7289, visiting www.abrdn.com/us/literature, or by writing to abrdn Funds at 430  W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407.

GENERAL INFORMATION
The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007. The Trust currently consists of 18 separate series, each with its own investment objective.
The Fund is a non-diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
GENERAL INFORMATION   3

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES
The Fund invests in a variety of securities and employs a number of investment techniques that involve certain risks. The Prospectus for the Fund highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding the principal investment strategies for the Fund and information about non-principal investment strategies of the Fund. The following provides additional information concerning permissible investments and techniques for the Fund and risk factors.
Please review the discussions in the Prospectus for further information regarding the investment objective and policies of the Fund.
References to the “Adviser” in this section also include the Sub-advisers, as applicable.
General Information about the Fund’s Portfolio Instruments and Investment Policies
The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Fund as well as certain risks to which the Fund is subject.
Adjustable, Floating and Variable Rate Instruments. Floating, adjustable rate or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.
The interest rates paid on the adjustable rate securities in which the Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, and the National Median Cost of Funds.
Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.
Demand Instruments. Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in the Fund receiving a variable rate on its investment.
Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.
Some of the demand instruments purchased by the Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. The Fund will limit its purchases of floating
4   ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. abrdn Inc. (“abrdn Inc.” or the “Adviser”) will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.
Borrowing. The Fund, to the extent permitted by its fundamental investment restrictions, may borrow money from banks. The Fund will limit borrowings to amounts not in excess of 33⅓ % of the value of the Fund’s total assets less liabilities (other than borrowings), unless the Fund’s fundamental investment restrictions set forth a lower limit. Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33⅓% limitation or fundamental investment restriction. The Fund may borrow money as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. Investments in mortgage dollar roll and reverse repurchase agreements are not considered a form of borrowing where the Fund covers its exposure by segregating or earmarking liquid assets. Rule 18f-4 under the 1940 Act (“Rule 18f-4”) permits the Fund to treat reverse repurchase transactions either as borrowings or as “derivative transactions” subject to the risk-based limits of the rule, and does not require the Fund to maintain a segregated account assets to meet its asset coverage requirements.
Certain types of borrowings by the Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require the Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Common Stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, general economic or financial market movements, or the occurrence of political, geopolitical, social or economic events affecting issuers. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents. The Fund may also receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock. In such situations, the Fund will hold the common stock at the Adviser’s discretion.
Convertible Securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.
The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. As the conversion value of a convertible security is in part determined by the market price of the underlying common stock, the convertible security is therefore also subject to the same types of market and issuer risks that may negatively affect the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.
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Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.
Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).
Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.
Currency Transactions. The Fund may engage in currency transactions as described in the prospectus or this SAI. Generally, except as provided otherwise, the Fund may engage with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and over the counter (“OTC”) options on currencies, and currency swaps. The Fund may enter into currency transactions with creditworthy counterparties that have been approved by the Adviser’s Counterparty Credit Risk Department in accordance with its Credit Risk Management Policy.
Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
In general, in accordance with current federal securities laws, rules, and staff positions, the Fund covers its daily obligation requirements for outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities. To the extent that the Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund segregates cash. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the ear-marked or segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts.
Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.
Cross Hedge. If a particular currency is expected to decrease against another currency, the Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to the lesser of some or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.
Proxy-Hedge. The Fund may also enter into a position hedge transaction in a currency other than the currency being hedged (a “proxy hedge”). The Fund may enter into a proxy hedge if the Adviser believes there is a correlation between the currency being hedged and the currency in which the proxy hedge is denominated. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. This type of hedging entails an additional risk beyond a direct position hedge because it is dependent on a stable relationship between two currencies paired as proxies. Overall risk to the Fund may increase or decrease as a consequence of the use of proxy hedges.
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Currency Hedging. While the value of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect the Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of the Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.
A decline in the dollar value of a foreign currency in which the Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.
The Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency contracts with respect to portfolio security positions.
The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.
Position Hedge. The Fund may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. Dollar by entering into forward foreign currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency and buying U.S. Dollars or by participating in options or future contracts with respect to the currency. Such transactions do not eliminate fluctuations caused by changes in the local currency prices of security investments, but rather, establish an exchange rate at a future date. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time they tend to limit any potential gain which might result should the value of such currencies increase. The Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of the Fund’s foreign currency exposure back into the U.S. Dollar.
Currency Futures. The Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve currency risk equivalent to currency forwards.
Currency Options. The Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. the Fund may also write covered options on foreign currencies. For example, to hedge against a potential decline in the U.S. Dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a fund to reduce foreign currency risk using such options. OTC options differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.
Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.
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Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of the Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value (“NAV”) of the Fund’s shares, the NAV of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies may be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.
In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund may be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.
New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments – Risks of Strategic Transactions Inside the U.S.”
See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.
Custody/Sub-Custody Risk. To the extent that the Fund invests in markets where custodial and/or settlement systems are not fully developed, the Fund is subject to foreign custody/sub-custody risk. Foreign custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets that are less developed than those in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non- U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.
Cybersecurity Risk. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, artificial intelligence spoofing, infection by malicious software, such
8   ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems. The use of cloud-based service providers could heighten or change these risks.
Cybersecurity incidents affecting the Fund’s Adviser, other service providers to the Fund or its shareholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and shareholders, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. The Fund and its shareholders could be negatively impacted as a result. In addition, work-from-home arrangements by the Fund, the Adviser or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Fund, the Adviser or their service providers susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Depositary Receipts. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of the Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.
The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the
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terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
In addition, the issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.
Emerging Markets Securities. Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.
The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.
The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a fund. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid investments. Conversely, the Fund’s inability to dispose fully and promptly of positions in declining markets could cause the Fund’s NAV to decline as the value of the unsold positions is marked to lower prices. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.
Investments in the securities of issuers located in emerging markets could also be affected by risks associated with pervasiveness of corruption and crime, armed conflict (e.g., the ongoing Russian-Ukraine conflict), the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, less publicly available financial and other information. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals in response to geopolitical tensions or conflicts may adversely affect the value of the Fund’s foreign holdings. The type and severity of sanctions and other similar measures are difficult to measure or predict. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Fund may also be subject to Emerging Markets Risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.
The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.
Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse
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the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Certain countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.
Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.
The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.
Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/ or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. The economic and political environment has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports.
Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.
Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.
Asian Risk. The Fund may invest its assets in Asian securities and be subject to general economic and political conditions in Asia. The Fund may invest a significant portion of their assets in Asian securities and may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Asia that an investor should consider include the following:
Political, Social and Economic Factors. Some parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the Fund invests and adversely affect the value of the Fund’s assets.
Some Asian economies are reliant on exports in varying degrees as a major contribution to economic growth and as such may be affected by developments in the economies of their principal trading partners. These economies may be accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of Asia.
Some Asian economies have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply. Other economies such as Indonesia and Malaysia, for example, are commodity exporters susceptible to world prices for their commodity exports, including crude oil.
Some governments in the Asian region are authoritarian in nature and influenced by security forces. For example, during the course of the last twenty-five years, certain governments in the region have been installed or removed as a result of military coups while others have periodically demonstrated their repressive police state nature. Disparities of
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wealth, among other factors, have also led to social unrest in some Asian countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Myanmar, Pakistan and Sri Lanka, have created social, economic and political problems.
Several Asian countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea and the two countries technically remain in a state of war. In addition, North Korea’s nuclear weapons program has caused an increased level of risk of military conflict in the area.
There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Fund held in foreign countries. Governments in certain Asian countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of the Fund’s securities and its share price.
Market Characteristics. Most of the securities markets of Asia have substantially less volume than the New York Stock Exchange, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in Asia, such as those in China, are in the early stages of their development. Many companies traded on securities markets in Asia are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating NAVs, and sometimes also an inability to buy and sell securities. Market quotations on many securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. To the extent that any of the Asian countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.
Brokerage commissions and other transaction costs on securities exchanges in Asia are generally higher than in the U.S. Settlement procedures in certain Asian countries are less developed and reliable than those in the U.S. and in other developed markets, and the Fund may experience settlement delays or other material difficulties. Securities trading in certain Asian securities markets may be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the NAV of shares of the Fund.
There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian countries than exists in the United States. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Asian countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Less information will, therefore, be available to the Fund than in respect of investments in the U.S. Further, in certain Asian countries, less information may be available to the Fund than to local market participants. Brokers in Asian countries may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress.
In addition, accounting and auditing standards applied in certain Asian countries frequently do not conform with the generally accepted accounting principles (“GAAP”) used in the United States. The use of some accounting policies, such as the constant purchasing power method, can cause distortion in some cases. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.
Energy. Asia has historically depended on oil for most of its energy requirements. Certain Asian countries are highly dependent on imported oil. In the past, oil prices have had a major impact on Asian economies. Oil prices are generally subject to extreme volatility. Continuing increases in levels of worldwide oil and gas reserves and production may further depress the value of investments related to the natural resources industry. This trend is causing producers to curtail production or reduce capital spending for exploration activities. This could increase the time period the Fund would need to see a realization of its investments in the energy industry.
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Natural Disasters. The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunamis), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist. The long-term economic effects of such geological factors on the Asian economy as a whole, and on the Fund’s investments and share price, cannot be predicted.
Investing in China. In addition to the risks listed above under “Foreign Securities,” “Emerging Markets Securities” and “Asian Risk,” investing in China presents additional risks. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war and social unrest); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging market economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. Dollars; (j) greater governmental involvement in and control over the economy, including over securities exchanges; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.
Investments in China may subject the Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund’s investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.
The Holding Foreign Companies Accountable Act (“HFCAA”) provides that after three consecutive years of determinations by the U.S. Public Company Accounting Oversight Board (“PCAOB”) that positions taken by authorities in China obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities (defined below) Regulatory Commission and the Ministry of Finance of the People’s Republic of China to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. To the extent the PCAOB remains unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent the Fund invests in the securities of a company whose securities become subject to a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected.
Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China (“PRC”) by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market.
Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. Uncertainty over Hong Kong’s political future arising from interactions with China has resulted in social unrest, which could in turn cause uncertainty in the markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to
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(or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV.
The Chinese economy has grown rapidly in the past but there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. An economic downturn in China or geopolitical tensions involving China could adversely impact investments in Chinese or Chinese-related issuers because, among other possibilities, certain Chinese issuers may be sanctioned by the U.S. government in the event of a geopolitical tension. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Chinese authorities may intervene in the China Securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China Securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by the Fund.
The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. Certain securities are, or may in the future become, restricted, and the Fund may be forced to sell such restricted securities and incur a loss as a result. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Historically, investments in stocks, bonds, and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments (collectively referred to as “China Securities”) approved by the China Securities Regulatory Commission (“CSRC”) were not eligible for investment by non-Chinese investors. However, the CSRC may grant qualified foreign institutional investor (“QFII”) licenses and renminbi qualified foreign institutional investor (“RQFII”) licenses that allow non-Chinese institutional investors to invest in China securities. Each QFII and RQFII license holder is authorized to invest in China Securities only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”). The provisions regarding such quotas may be subject to change with little or notice given by SAFE. abrdn Asia Limited (“aAL”), a Sub-adviser to the Fund, has received a QFII license and an RQFII license and specified quotas to be invested in China Securities, the QFII quota specifically referring to a nominee quota in this instance (the “QFII Quota” and “RQFII Quota” respectively). A portion of the Chinese securities in which the Fund invests in China Securities is part of the QFII Quota granted to aAL and may invest through the RQFII Quota.
Although China law permits the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder. As a result, there is a risk that creditors of aAL may assert that aAL, and not the individual fund, is the legal owner of the securities and other assets in the accounts. aAL has obtained a legal opinion from Chinese counsel confirming that, as a matter of Chinese law, aAL as QFII license holder has no ownership interest in the assets in the Fund account held as a nominee account and the relevant Fund will be ultimately and exclusively entitled to ownership of the assets in such nominee accounts. Nonetheless, if a court upholds a creditor’s assertion that the assets held under the QFII Quota belong to aAL as license holder, then creditors of aAL could seek payment from the China Securities held under the QFII Quota.
Variable Interest Entities. The Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as the Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.
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Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts the Fund’s ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company’s earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (PCAOB) or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and a fund could incur significant losses with no recourse available
QFII Regulations. The QFII Quota for investment in China Securities is measured by aAL’s investments across all accounts that it manages that are invested in China Securities using the QFII Quota. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. SAFE retains its power to exercise macro prudential supervision over the repatriation of capital by QFIIs, based on China’s financial situation, foreign exchange market supply and demand and international balance of payment position. The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied and the regulations can be changed at any time.
RQFII Regulations. Where the Fund is invested through aAL’s RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time (“RQFII Regulations”). Currently, there is no regulatory prior approval requirement for repatriation of funds from aAL’s RQFII Quota. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. However, there is no certainty that regulatory restrictions will not be imposed on the repatriation of funds in the future. The RQFII license and the RQFII Regulations may be changed by the CSRC with little or no notice. The application and interpretation of the RQFII Regulations by the CSRC and SAFE are subject to uncertainty.
RQFII Regulations apply to aAL’s RQFII Quota as a whole. Thus, violations of the RQFII Regulations related to any additional RQFII quota obtained by aAL that is not allocated to the Fund could result in the revocation of or other regulatory action in respect of the RQFII quota held by aAL as a whole. Likewise, the ability of the Fund to make investments and/or repatriate monies from aAL’s RQFII quota may be affected adversely by the activities of other investors utilizing any additional RQFII quota obtained by aAL.
RQFII Systems Risk. The prevailing rules and regulations governing RQFIIs under the RQFII Regulations impose restrictions on investments and other operational aspects of investments which will restrict or affect the Fund’s investments. RQFII Eligible Securities are generally subject to the following restrictions:
i. each RQFII’s investment in one listed company should not exceed 10% of the total outstanding shares of that company; and
ii. the total shares held by all RQFIIs in the RQFII Eligible Securities of one listed company should not exceed 30 per cent of the total outstanding shares of that company.
However, strategic investments in listed companies listed on the Chinese Stock Exchanges in accordance with the “Measures for the Administration of Strategic Investment of Foreign Investors in Listed Companies” are not subject to the above limits. Such rules and restrictions imposed by the Chinese government on RQFIIs may have an adverse effect on the Fund’s liquidity and performance. aAL may select up to three PRC brokers (each a “PRC Broker”) to act on its behalf in each of the Shanghai Stock Exchange and Shenzhen Stock Exchange. In the event of any default of either the relevant PRC Broker or the custodian appointed in respect of the Fund (the “PRC Custodian”) (directly or through its delegate) in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, the Fund may encounter delays in recovering its assets, which may in turn adversely impact the net asset value of the Fund.
Stock Connect. In recent years, non-Chinese investors have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange. They facilitate foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. These
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could include limitations on trading or suspension of trading. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact the Fund’s rights with respect to the securities. As Stock Connect Programs are relatively new there are no assurances that the necessary systems to run the programs will function properly.
Stock Connect Programs are subject to aggregate and daily quota limitations on purchases and the Fund may experience delays in transacting via Stock Connect Programs. Once the daily quota is reached, the remaining orders for that day are rejected, however, the Fund would still be permitted to sell A-shares regardless of the daily quota. A-shares obtained on Stock Connect Programs may only be sold, purchased or otherwise transferred through Stock Connect Programs. Stock Connect Programs only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Fund may not be able to acquire or dispose of A-shares through Stock Connect in a timely manner, which could adversely affect the Fund’s performance. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk and credit risk.
Hong Kong. Investment in Hong Kong issuers may subject the Fund to legal, regulatory, and political risks, specific to Hong Kong. Hong Kong is closely tied to China, economically and politically, following the UK’s 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong’s legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong’s evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption. By treaty, China has committed to preserve Hong Kong’s high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, there continues to exist political uncertainty within Hong Kong. For example, in June 2020 China adopted a new security law that severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on certain Hong Kong officials for cracking down on pro-democracy protests. There is no guarantee that additional protests will not arise in the future or whether the United States will respond to such protests with additional sanctions. Further, any changes in the Chinese economy, trade regulations, or control over Hong Kong may have an adverse impact on Hong Kong’s economy and thereby impact a fund.
India. Political, economic, social and other factors in India may adversely affect the Fund’s performance. An emerging market such as India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.
Further, the economies of developing countries such as India generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The Indian economy also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.
There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to the Fund.
The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause the Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable U.S. investments. In addition, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.
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A high proportion of the shares of many Indian issuers are held by a limited number of persons, which may limit the number of shares available for investment by the Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, the Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.
Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect the Fund’s investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund’s ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of the Fund to repatriate their income and capital.
Indian stock exchanges have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of the Fund’s shares of common stock and the price at which those shares trade.
There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information. Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights may differ from those that may apply in other jurisdictions. Stockholders’ rights under Indian law may not be as extensive as those that exist under the laws of the United States. The Fund may therefore have more difficulty asserting its rights as a stockholder of an Indian company in which it invests than it would as a stockholder of a comparable American company. The Fund may also have difficulty enforcing foreign judgments against Indian companies or their management.
Event Risk. Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt. Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.
Exchange-Traded Funds (“ETFs”). ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.
Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual net asset value of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.
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Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.
An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.
If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. Rule 12d1-4 under the 1940 Act exempts certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits, subject to certain conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.
Focus Risk. To the extent that the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be subject to greater volatility with respect to its investments than the fund that invests in a larger number of securities.
Foreign Commercial Paper. Commercial paper is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Fund to hedge or cross-hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation. The Fund believes that such investments do not involve the creation of a senior security, but, in accordance with current federal securities laws, rules and staff positions, nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.
Foreign Currencies Risk. Because investments in foreign securities usually will involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.
The strength or weakness of the U.S. Dollar against these currencies is responsible for part of the Fund’s investment performance. If the U.S. Dollar falls in value relative to the Japanese yen, for example, the U.S. Dollar value of a Japanese stock held by the Fund will rise even though the price of the stock remains unchanged. Conversely, if the U.S. Dollar rises in value relative to the Japanese yen, the U.S. Dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the U.S. Dollar.
Although the Fund values its assets daily in terms of U.S. Dollars, it does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions (“FX transactions”) either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.
In general, the FX transactions executed for the Fund are divided into two main categories: (1) FX transactions in restricted markets (“Restricted Market FX”) and (2) FX transactions in unrestricted markets (“Unrestricted Market FX”). Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser or a third party agent executes Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed
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by the Adviser or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.
Foreign Government Securities. Investment in debt issued by foreign governments can involve a high degree of risk. Debt securities issued by a foreign government are often supported by the full faith and credit of that foreign government. These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund (“IMF”), and the political constraints to which a governmental entity may be subject. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly. The Fund may have limited recourse to compel payment in the event of a default.
Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
To the extent that the Fund invests in obligations issued by emerging market governments, the risks associated with such sovereign debt investments are greater than those issued by developed countries. Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which the Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund’s holdings.
Foreign Securities. Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in U.S. securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. Dollars on a daily basis in order to value the Fund’s shares), and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks. Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. Payment for securities without delivery may be required in certain foreign markets.
In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these
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countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Foreign securities may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.
Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.
Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit the Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.
Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by protectionist trade policies, trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.
All the risks above can be heightened under adverse economic, market, geopolitical and other conditions.
Frontier Market Securities. The risks associated with investments in frontier market countries include all the risks described above for investments in “Foreign Securities” and “Emerging Markets Securities,” although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.
Illiquid Investments Risk. Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund may not invest more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause the Fund’s investments in illiquid investments to exceed the limit set forth above for the Fund’s investment in illiquid investments, the Fund will act to cause the aggregate amount of such investments to come within such limit as soon as reasonably practicable. In such event, however, the Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such investments.
The Fund may purchase investments that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such investments may be illiquid, for example, because there is a limited trading market for them. The Fund may be unable to sell a restricted or illiquid investment. In addition, it may be more difficult to determine a market value for restricted or illiquid investments. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid investment and the point at which the Fund is permitted or able to sell such investment, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of such Fund.
The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.
The Liquidity Rule requires the Fund to establish a liquidity risk management program. As required by the Liquidity Rule, the Fund has implemented a liquidity risk management program, including classifying each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment” (the “Liquidity Program”), and the Board of Trustees, including a majority of the independent trustees, appointed the Adviser as the Liquidity Risk Program administrator. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.
20   ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of the Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in the Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times, or in odd-lot amounts, when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact the Fund’s expense ratio. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle, which is typically a few days.
Indexed Securities. Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments (defined below), such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. Dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. The value of indexed securities is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).
Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.
Inflation/Deflation Risk. The Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). The Fund’s investments may not keep pace with inflation, which would adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effort on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s assets.
Initial Public Offerings (“IPOs”). An IPO is a type of public offering where shares of stock in a company are sold to the general public, on a securities exchange, for the first time. Through this process, a private company transforms into a public company. IPOs are used by companies to raise expansion capital, to possibly monetize the investments of early private investors, and to become publicly traded enterprises. A company selling shares is never required to repay the capital to its public investors. The availability of IPOs may be limited and the Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.
Interests in Publicly Traded Limited Partnerships. Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.
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Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial, public health, labor and other global market developments and disruptions, including those arising out of political and geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental or man-made disasters, war, terrorism, social unrest, recessions, inflation, rapid interest rate changes, supply chain disruptions, governmental or quasi-governmental actions (including sanctions and other similar measures) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
U.S. and global markets have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and decrease the value of certain holdings. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise, could have an adverse impact on the Fund and issuers in which it invests.
Europe – Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.
For example, the uncertainties and potentially adverse events related to the United Kingdon’s exit from the European Union (“Brexit”) could increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the price of the Shares. The impact of Brexit on the Trust, the Trust’s service providers, and markets generally may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.
Medium Company, Small Company and Emerging Growth Securities. Investing in securities of medium-sized companies, small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the securities of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, medium-sized, small-sized and emerging growth companies are typically subject to
22   ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.
Money Market Instruments and Associated Regulatory Risk. The Fund may invest up to 20% of its net assets in short-term investment grade money market obligations at the time of purchase. Money market instruments may include the following types of instruments:

●
obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

●	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

●	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

●	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

●	repurchase agreements;

●	bank or savings and loan obligations;

●	certificates of deposit maturing in one year or less;

●
commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

●
bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

●	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser;

●
extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

●	unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

The SEC adopted changes to the rules that govern SEC registered money market funds in July 2023. These changes include, among other things: (1) substantially increasing the required minimum levels of liquid assets a fund must hold; (2) allowing a money market fund’s board or its delegate to charge liquidity fees when it determines such fee would be in the best interests of the fund; (3) removing a fund’s ability to impose a temporary suspension of redemptions (except under extraordinary circumstances as part of a liquidation); (4) substantially increasing the required minimum levels of liquid assets a fund must hold; (5) allowing certain money market funds to engage in certain practices in order to maintain a stable NAV in a negative interest rate environment; and (6) enhancing reporting requirements for all money market funds. These changes may affect the performance, yield, and operating expenses of the Fund.
Operational Risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Other Investment Companies Risk. Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.
Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES   23

closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.
A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.
A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.
Preferred Stock. Preferred stocks, like some debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, to the extent proceeds are available after paying any more senior creditors, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
Private Placements and Other Restricted Securities Risk. Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“Securities Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).
Private placements may offer attractive opportunities for investment not otherwise available on the open market.
Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the Securities Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Fund, but their resale in the U.S. is permitted only in limited circumstances.
Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value due to the absence of a trading market.
24   ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of the Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed the Fund’s limit on investments in illiquid securities.
Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.
Real Estate Investment Trusts. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.
Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, changes in interest rates may hurt real estate values or the values of underlying mortgage loans, therefore making REIT shares less attractive, more volatile and less liquid than other income producing investments.
Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.
Real Estate Securities Risk. Although the Fund may not invest directly in real estate, the Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. The value of the shares of the Fund investing in such issuers will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (1) changes in general economic and market conditions; (2) changes in the value of real estate properties; (3) risks related to local economic conditions, overbuilding and increased competition; (4) increases in property taxes and operating expenses; (5) changes in zoning laws; (6) casualty and condemnation losses; (7) variations in rental income, neighborhood values or the appeal of property to tenants; (8) changes in interest rates; and (9) changes in demographic trends and occupancy rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES   25

travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which the Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect the Fund’s investment performance.

Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on their investment in such company.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

26   ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

Rights Issues and Warrants. Rights Issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.
Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. Warrants are speculative and have no value if they are not exercised before the expiration date.
The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time the Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.
OTC equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. OTC warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant.
Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.
Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.
Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.
Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. The Fund may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).
Secondary Offerings. The Fund may invest a portion of its assets in shares secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital.
However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of the Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, the Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES   27

Securities Lending. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. and non-U.S. securities, equal to at least 100% of the value of the portfolio securities loaned. Typically, the Fund will receive collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned. At all times thereafter, the borrower shall be required to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.
The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the fund’s board of directors/trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.
Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. In addition, there is the possibility of losses resulting from the investment of collateral where the market value of the collateral falls below 100%. Such losses may include, but are not limited to, losses associated with deterioration in the credit of the investments of collateral. These losses generally would be borne by the Fund lending its portfolio securities, which would have a negative impact on the lending Fund’s performance.
Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral. The Fund’s securities lending program may be temporarily suspended if a Board and/or the Adviser determine it to be in the best interests of the Fund’s shareholders.
The collateral received from a borrower as a result of the Fund’s securities lending activities will be used to purchase both fixed income securities and other securities with debt-like characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to: (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following: A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S. countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs). Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI. Collateral may also be invested in a money market mutual fund or short-term collective investment trust.
Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements where an insurance company either provides for the investment of the Fund’s assets or provides for a minimum guaranteed rate of return to the investor.
Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis. Master notes may or may not be collateralized by underlying securities. If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.
Medium term notes are unsecured, continuously offered corporate debt obligations. Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral the maturity of the medium term note will not generally exceed two years.
28   ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

Securities of Investment Companies. To the extent permitted by the 1940 Act, the Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of the Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. For purposes of these limitations, the Fund would aggregate its investments in any private placements with its investment company holdings, which would include ETF holdings unless an exemption applies (as described in “Exchange-Traded Funds” above). Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts, subject to certain conditions.
To the extent the Fund invests in another investment company that is not managed by the Adviser or its affiliates, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Where the Fund invests in another investment company managed by the Adviser or its affiliates, the management fees of the investment company in which it invests would be waived for the Fund or the Fund would be credited in an amount equivalent to the management fees of the investment company in which it invests. Some of the countries in which the Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Each Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
See also “Exchange-Traded Funds” above.
“Special Situations” Companies Risk. “Special situations” with respect to a portfolio company include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.
Strategic Transactions, Derivatives and Synthetic Investments. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed income securities in the Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts. In certain circumstances, the Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, the Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.
In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used subject to certain limits imposed by the 1940 Act to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and in accordance with current federal securities laws, rules, and staff positions, the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES   29

Strategic Transactions, including derivative contracts and Synthetic Investments, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Synthetic Investments also involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, and counterparties involved. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and short options positions would create a greater ongoing potential financial risk than would purchases of options (i.e., long options positions, when the exposure is limited to the cost of the initial premium). Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.
Risks of Strategic Transactions Inside the U.S. It is possible that government regulation of various types of derivative instruments, such as the currency and interest rate transactions, credit default swaps and options described herein, may limit or prevent the Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. For example, it is possible that developments in the derivatives market, including new regulatory requirements, could limit or prevent the Fund’s ability to utilize derivatives as part of its investment strategy, terminate existing derivatives or realize amounts to be received under such derivatives, which could negatively affect the Fund. Some derivatives currently are, and more in the future will be, required to be centrally cleared, which affects how derivatives are transacted.
The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), resulted in a comprehensive regulatory regime for derivatives that qualify as “swaps”, which are generally regulated by the CFTC, and “security-based swaps”, which are generally regulated by the SEC. Foreign exchange forwards and spot foreign exchange are generally exempt from this regulation. The Dodd-Frank Act created a new clearing and exchange-trading requirements for OTC derivatives that are swaps or security-based swaps. The Dodd-Frank Act also requires the CFTC, SEC and banking or prudential regulators, to establish capital requirements for certain regulated counterparties (such as swap dealers), as well as requirements for such regulated counterparties to collect margin from and post margin to counterparties, such as the Fund, to uncleared derivatives and to impose clearing and central trading requirements, that also require margin posting by the Fund. The CFTC and banking or prudential regulators have adopted margin rules for uncleared swaps and, in the case of prudential regulators, security-based swaps as well. Variation margin requirements (in some cases initial margin) have been implemented by the CFTC and prudential regulators. The SEC has also adopted a set of regulations that apply to security-based swaps, including dealer registration, central clearing, business conduct and margin requirements that are expected to go into effect in the near future. The Fund may incur additional costs in complying with the SEC rules because many of those rules differ from the rules adopted for swaps by the CFTC and the prudential regulators.
If a swap entered into by the Fund is required to be centrally cleared, Dodd-Frank and the CFTC’s regulations may also require that the swap be executed on a regulated market facility such as a “swap execution facility” or “SEF”. Similar regulatory requirements also apply to security-based swaps that are subject to the jurisdiction of the SEC.
While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC, or by the banking or prudential regulators in the case of capital requirements and margin requirements for uncleared swaps with respect to certain regulated counterparties, or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of the Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions also could prevent the Fund from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.
The CFTC and the SEC continue to review the proposed and current regulatory requirements applicable to derivatives, including swaps and security-based swaps. It is not certain at this time how the regulators may change these requirements and such proposals may create barriers to the Fund’s use of certain types of investments.
30   ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

As described above, the Fund may also trade in currency forward contracts. There is less protection against defaults in the forward trading of currencies since such contracts are currently not guaranteed by any clearing house. The Dodd-Frank Act includes in the definition of “swaps” that are regulated by the CFTC most types of currency derivatives including cash-settled or non-deliverable foreign currency forwards. Such currency derivatives may, in the future, be required to be cleared by a clearinghouse and traded on a regulated exchange, and are now generally subject to the final swap regulations adopted by the CFTC in connection with its authority under the Dodd-Frank Act. A limited category of currency derivatives, namely physically-settled or deliverable foreign currency forwards and swaps, however, are excluded from certain of the Dodd-Frank Act regulations as a result of a determination issued by the Secretary of the Treasury. These foreign currency derivatives are not subject to the mandatory clearing or exchange-trading requirements of the Dodd-Frank Act.
Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S. (which may depend on whether the Fund is executing trades with a CFTC or SEC registered dealer), may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.
Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Temporary Investments. Generally the Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if the Adviser believes that business, economic, political or financial conditions warrant, the Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. Government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly; (6) money market instruments; and (7) high quality debt securities without equity features. Should this occur, the Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.
In addition, pending the investment of cash balances or for other cash management purposes, the Fund may invest without limit in other instruments, including but not limited to derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act.
U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.
Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.
Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Fannie Mae), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES   31

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.
The government guarantee of the U.S. Government Securities in the Fund’s portfolio does not guarantee the NAV of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in the Fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of the Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as GNMA Certificates. Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of the Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of the Fund’s average portfolio maturity. As a result, the Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.
TIPS Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
When-Issued Securities and Delayed-Delivery. The Fund may purchase equity and debt securities on a “when-issued,” “delayed-delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.
To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the
32   ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

security in determining its NAV. The market value of the securities may be more or less than the purchase price. In accordance with current federal securities laws, rules, and staff positions, the Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.
When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.
When the Fund enters into a delayed delivery transaction, a when-issued transaction or a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the event that the transaction is unable to settle (e.g., in the event of a default on the Fund). Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., the seller fails to deliver the security). The Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.
Rule 18f-4 under the 1940 Act, which became fully effective in August 2022, provides that funds may invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions are not deemed to involve a senior security, and thus generally do not require the Fund to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.
There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.
The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.
Portfolio Turnover
The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.
The table below shows the Fund’s portfolio turnover rate for the fiscal years ended October 31, 2024 and October 31, 2023.

Fund	2024	2023
EM SMA Completion Fund	47%	30%

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES   33

INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions:
The following are fundamental investment restrictions of the Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

●
May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

●
May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

●	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

●
May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance.

●
May not lend any security or make any other loan, except that the Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

●
May not purchase or sell real estate, except that the Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

For purposes of the fundamental policy restricting investments in an issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry, the Fund will, as a non-fundamental policy, consider commercial mortgage and residential mortgage to be a single industry (notwithstanding the statement defining separate industries contained in the policy). In addition, notwithstanding the statement defining separate industries contained in the policy, the Fund may elect to consider certain of such industries as part of the same industry to be consistent with a third party industry classification system (e.g., BICS, GICS or Barclays Live), and may otherwise define industries consistent with applicable law and SEC guidance. Further, the Fund will endeavor to consider the concentration policy of underlying investment companies when determining the Fund’s compliance with its concentration policy.
The Following are the Non-Fundamental Operating Policies of the Fund Listed Below Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:
As a matter of non-fundamental policy, the Fund may not:

●
acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets (that is, investments that the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investments).

●	acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

With respect to the Fund:
If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in NAV will not constitute a violation of such restriction or requirement. However, should a change in NAV or other external events cause the Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, the Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such securities.
34   INVESTMENT RESTRICTIONS

The investment objective of the Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval.
Internal Revenue Code Restrictions
In addition to the investment restrictions above, the Fund must be diversified according to Code requirements. Specifically, at each tax quarter end, the Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other U.S. regulated investment companies, and other securities, such other securities limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers of which the Fund holds 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (defined as a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market, unless 90% or more of such partnership’s gross income is derived from its business of investing in stock, securities or currencies).
INVESTMENT RESTRICTIONS   35

DISCLOSURE OF PORTFOLIO HOLDINGS
The Board of Trustees has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when the Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information. In addition, the disclosure of the Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or a Sub-adviser’s fiduciary duties. The Trust, the Adviser, a Sub-adviser or any agent, or any employee thereof (a “Fund Representative”) may not disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means the Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Neither the Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of the Fund.
The Fund posts onto the Trust’s internet site its securities holdings and its top ten portfolio holdings as of the end of each month. Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and no earlier than 15 business days after the end of the previous month for fixed income funds. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s Form N-CSR. Each Fund files its complete schedule of portfolio holdings with the SEC quarterly. The Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.
If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure. Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

●	The Fund has a legitimate business purpose and it is in the best interest of the Fund to release portfolio holdings information in advance of release to all shareholders or the general public; and

●
The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Fund, the Fund’s service providers may receive portfolio holdings information in advance of general release on an as needed basis. The service providers that may receive portfolio holdings information include:
36   DISCLOSURE OF PORTFOLIO HOLDINGS

Service Provider	Service	Holdings Access
abrdn Inc.	Investment management and administrator	Complete list on intraday basis with no lag
abrdn Investments Limited and abrdn Asia Limited	Investment management	Holdings under Sub-adviser’s management on intraday basis with no lag
KPMG LLP	Independent registered public accounting firm	Complete list on annual basis with no lag
State Street Bank and Trust Company	Custodian, fund accountant, sub-administrator	Complete list on intraday basis with no lag
Charles River Development	Order and execution management system	Complete list on intraday basis with no lag
Citibank NA and its affiliates	Providers of certain middle-and back-office services to the Adviser and Sub-advisers	Complete list on monthly basis with no lag
Lipper Inc.	Performance and portfolio analytics reporting for the Adviser and Sub-advisers	Complete list on monthly basis with no lag
Morningstar, Inc.	Performance and portfolio analytics reporting for the Adviser and Sub-advisers	Complete list on monthly basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting for the Adviser and Sub-advisers	Complete list on monthly basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Adviser and Sub-advisers	Complete list on monthly basis with no lag
Morgan Stanley Capital International, Inc.	Stock index provider	Complete list on daily basis with one day lag
ICE Data Services	Valuation services	Complete list on monthly basis with no lag
ISS Governance	Proxy voting service	Complete list on annual basis with no lag

In addition, certain third parties are provided with nonpublic holdings information by the Adviser or another service provider on an ad hoc basis. These third parties may include: broker-dealers, borrowers of the Funds’ portfolio securities, tax agent services, pricing services and legal counsel.
The service providers are subject to express or implied duties to keep all portfolio holdings information that is not publicly available confidential and not to trade on such information. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services or portfolio analytics services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.
The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review. Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements with respect to Trust business during the quarter. The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holdings which will describe to whom and under what circumstances such disclosure was made.
DISCLOSURE OF PORTFOLIO HOLDINGS   37

Board of Trustees and Officers of the Trust

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INDEPENDENT TRUSTEES”)
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Radhika Ajmera**** Year of Birth: 1964	Trustee since 2020
Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent nonexecutive director of abrdn Asia-Pacific Income Fund VCC since 2015. She is also an independent non-executive director of abrdn Funds since 2020 and abrdn Global Income Fund Inc, abrdn Asia-Pacific Income Fund Inc and abrdn Australia Equity Fund Inc since 2021. She has over 20 years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.
			5 RICs consisting of 23 Portfolios	None.
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board
Mr. Malone is a lawyer of over 40 years standing. Currently, he is an adviser to Onkai, a US healthcare software company. He is also Chairman of a number of the open and closed end funds in the abrdn Fund Complex. He previously served as a non-executive director of U.S. healthcare companies, Medality LLC until 2023 and Bionik Laboratories Corp. (2018 – July 2022). Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.
			9 RICs consisting of 27 Portfolios	None.
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016
Mr. Porter is the Principal of RPSS Enterprises, a consulting and advisory firm, a role he has held since 2019. From 2013 to 2021, he served as the Chief Financial and Administrative Officer of The Colorado Health Foundation. Mr. Porter served as an independent director at Centurylink Investment Management Company from 2011 to 2024. Previously, he held senior financial leadership positions as CFO at Telenet and Nupremis, and as Treasurer at Qwest Communications and MediaOne Group. He has also served as a board member and audit chair for BlackRidge Financial Inc. and Community First Bancshares, Inc.
			6 RICs consisting of 23 Portfolios	Director of Century Link Investment Management Company from 2006 to 2024, Director of BlackRidge Financial Inc. from 2004 to 2019.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007
Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He was a Director of abrdn Asia-Pacific Income Investment Company Limited (Canadian investment fund) from 1993 to 2024.
			1 RIC consisting of 18 Portfolios	None.

38   BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INTERESTED TRUSTEES”)
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
James O’Connor****,† Year of Birth: 1976	Trustee since June 2024
Mr. O’Connor is Head of the Americas at abrdn. He is responsible for running abrdn’s commercial activities in the Americas region and for execution of the regional corporate strategy. Prior to his current role, Mr. O’Connor held a number of positions at abrdn since joining the company in 2010. Most recently he was the Americas Chief Operating Officer and prior to that held the positions of Executive Director - Head of Institutional and Managing US Counsel. Before joining abrdn, Mr. O’Connor was an associate at Stradley Ronon Stevens & Young in the firm’s Investment Management Group and held various roles in operations, trading and product management for the broker-dealer arms of Merrill Lynch and NYLIFE Securities. Mr. O’Connor holds a JD from Rutgers University School of Law – Camden (Summa Cum Laude) and a BA degree from Villanova University.
			2 RICs consisting of 21 Portfolios	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (18 Portfolios), and abrdn ETFs (3 Portfolios).
***	Current directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”)
or (3) any company subject to the requirements of Section 15(d) of the Exchange Act..
****	Each Trustee may be contacted by writing to the Trustee c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Megan Kennedy.
†	Mr. O’Connor is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST   39

OFFICERS OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Alan Goodson** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President and Chief Executive Officer (Since 2022)
Currently, Executive Director and Head of Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Joseph Andolina** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since 2017)
Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.’s Legal Department, where he served as US Counsel since 2012.

Michael Marsico** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Treasurer, Chief Financial Officer and Principal Accounting Officer (Since 2023)	Currently, Senior Product Manager for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Megan Kennedy** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since 2009)	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Lucia Sitar** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since 2008)
Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.

Ben Moser** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since 2018)	Currently, Head of Commercial Operations, Americas for abrdn Inc. Mr. Moser joined abrdn Inc. in July 2008.
Katie Gebauer** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2023)	Currently, Chief Compliance Officer – ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Sharon Ferrari** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President (Since 2022)	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
40   BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

OFFICERS OF THE TRUST
Heather Hasson** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President (Since 2022)	Currently, Senior Product Solutions and Implementation Manager for abrdn Inc. Ms. Hasson joined the company in November 2006.
Andrew Kim** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President (Since 2022)	Currently, Senior Product Governance Manager - Attorney for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Robert Hepp** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2022)	Currently, Senior Product Governance Manager for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
Matt Kence** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1974	Vice President (Since 2022)	Currently, Investment Director for abrdn Inc.
George Westervelt** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President (Since 2022)	Currently, Head of Global High Yield and Head of U.S. High Yield Research for abrdn Inc.
Ben Ritchie** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1980	Vice President (Since 2022)	Currently Head of the Developed Markets Equity team at abrdn.
Svitlana Gubriy** abrdn Inc. 1 George Street Edinburgh EH2 2LL Year of Birth: 1972	Vice President (Since 2022)	Currently, Head of Indirect Real Assets at abrdn. Ms. Gubriy joined abrdn in 2005.
Josh Duitz** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President (Since 2022)	Currently, Head of Global Income at abrdn, Inc. Mr. Duitz joined abrdn Inc. In 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Jonathan Mondillo** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1983	Vice President (Since 2022)	Currently, Global Head of Fixed Income. He joined the firm in 2018. Previously he managed mutual funds at Alpine Woods Capital Investors, LLC.
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST   41

OFFICERS OF THE TRUST
Devan Kaloo** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1972	Vice President (Since 2022)	Currently, Global Head of Equities and Head of Global Emerging Markets Equities for abrdn. Mr. Kaloo joined abrdn in 2000 as part of the Asian equities team in Singapore.
Chris Colarik** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Vice President (Since 2022)	Currently, Head of U.S. Smaller Companies at abrdn Inc. He joined the firm in March 2023. Previously, he was a portfolio manager at Glenmede Investment Management.
Nick Robinson** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1978	Vice President (Since 2022)	Currently, Deputy Head of Global Emerging Market Equities at abrdn. Previously, Mr. Robinson was a Director and Head of Brazilian Equities of abrdn’s operations in Sao Paulo, Brazil from 2009 to 2016.
Awais Khan abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2024)	Currently, Head of ETF Portfolio Management and Capital Markets for abrdn. Previously, he was a portfolio manager at The Vanguard Group.
Kolotioloma Silue** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President (Since 2024)	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Each officer of the Trust holds officer position(s) in one or more of the following: abrdn Asia-Pacific Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Global Income Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund and abrdn ETFs (consisting of 3 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.
Responsibilities of the Board of Trustees
The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.
Additional Information about the Board of Trustees
The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, Sub-advisers, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds. A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the abrdn fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Ajmera, financial services, investment management and executive experience and board experience with investment management and fund companies; Mr. O’Connor, the perspective he brings as Head of Americas of abrdn Inc., the parent company of the Funds’ Adviser; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and
42   BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

business consulting experience; Mr. Porter, financial, accounting and executive experience with other companies and board experience with investment management and fund companies; and Mr. Smith, experience as managing editor and director of a financial publications firm.
The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Board and Committee Structure
The Board of Trustees is composed of four Independent Trustees and one Interested Trustee, James O’Connor. The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.
The Board has established a committee structure that includes an Audit Committee and Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Funds, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Funds with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. Each Committee is comprised entirely of Independent Trustees. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.
The Audit Committee is comprised of Ms. Ajmera and Messrs. Malone, Porter and Smith. Mr. Porter serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert. The purposes of the Audit Committee are to: (a) annually select, retain or terminate, and recommend to the Trustees for their ratification, the selection, retention or termination of the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Trust, the Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet periodically with the Trust’s independent auditor and Management, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) review and discuss the Trust’s annual audited financial statements, (iii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the independent auditor, or the results of said audit(s), including matters required to be discussed by PCAOB Auditing Standard 1301,and Management’s response to such matters, (iv) to consider the independent auditor’s comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Management’s responses thereto, (v) to review the form of opinion the independent auditor proposes to render to the Board and shareholders, and (vi) to review the performance of the independent auditor; (d) review and discuss policies with respect to risk assessment and risk management with respect to the Fund; (e) set clear hiring policies when the Trust considers hiring employees or former employees of the independent auditor; (f) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; (g) review annually with management and with the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; and (h) consider the independent auditor’s comments with respect to the Trust’s financial policies, procedures and internal accounting
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST   43

controls and Management’s responses thereto. The function of the Audit Committee is oversight; it is the responsibility of the Trust’s management and to the extent delegated to the Adviser and Administrator, such Adviser and Administrator to maintain appropriate systems for accounting and internal controls. It is the responsibility of the Trust’s independent auditor to plan and carry out a proper audit. The independent auditor is directly accountable to the Audit Committee and must report directly to the Audit Committee. Each of the members is able to understand basic financial statements, including the Fund’s balance sheet, income statement and statement of cash flows and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met 4 times during the fiscal year ended October 31, 2024.
The Nominating and Corporate Governance Committee (“Nominating Committee”) is comprised of Ms. Ajmera and Messrs. Malone, Porter and Smith. Mr. Malone serves as Chair of the Nominating Committee. The Nominating Committee has the following responsibilities: (1) to select and nominate all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) to review, discuss, and make recommendations to the Board, relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund, including: (a) composition of the Board, including size, areas of expertise represented, tenure of the directors, including term limits and/or age limits, (b) committee assignments, (c) the role of the Board’s committees, including the scope of each committee’s responsibilities, and (d) the role of the Independent Directors, including periodic review of governance policies adopted by the Board; and (3) to implement (or cause to be implemented) an annual evaluation of the performance of the Board and the organization and effectiveness of its committees. The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.
The Nominating Committee will consider nominees recommended by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, abrdn Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence. The Nominating Committee met 1 time during the fiscal year ended October 31, 2024.
The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs, and also by the Funds’ Sub-advisers, as applicable, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, Sub-advisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, Sub-advisers, and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.
Ownership of Shares of abrdn Funds
As of December 31, 2024, the Trustees held shares of the Fund and of the abrdn Family of Investment Companies as indicated below.

INDEPENDENT TRUSTEES
Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Radhika Ajmera	None	$10,001 - $50,000
P. Gerald Malone	None	$50,001-$100,000
Rahn K. Porter	None	Over $100,000
44   BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

INDEPENDENT TRUSTEES
Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Warren C. Smith	None	$10,001 - $50,000

INTERESTED TRUSTEE
Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
James O’Connor	None	None

*	As of December 31, 2024, the Family of Investment Companies consisted of the Trust, which contained 18 portfolios and abrdn ETFs (consisting of 3 portfolios); however, each Trustee did not serve on the Board of every fund in such Family of Investment Companies. Ownership information is provided with respect to only those funds that each Trustee oversaw as of December 31, 2024.
As of January 31, 2025, the Officers and Trustees, as a group, owned of record and beneficially less than 1% of the Fund’s shares.
Compensation of Trustees

INDEPENDENT TRUSTEES
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Radhika Ajmera	112,980	None	None	347,928
P. Gerald Malone	133,980	None	None	581,482
Rahn K. Porter	134,400	None	None	293,387
Warren C. Smith	121,800	None	None	131,756

INTERESTED TRUSTEE
Name	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Stephen Bird**	None	None	None	None
James O’Connor***	None	None	None	None

*	As of October 31, 2024, the abrdn Fund Complex consisted of the Trust, which contained 18 portfolios, as well as abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund and abrdn ETFs (consisting of 3 portfolios).
**	Mr. Bird resigned from the Board effective June 30, 2024.
***	Mr. O’Connor joined the Board as a Trustee of the Trust on June 30, 2024.
The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.
Code of Ethics
Federal law requires the Trust, the Adviser and Sub-advisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.
Proxy Voting Policies and Procedures
Regulations under the federal securities laws require the Trust, the Adviser and Sub-advisers to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Fund. The Trust has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Adviser and Sub-advisers, as applicable. The Adviser and Sub-advisers have adopted proxy voting policies and procedures, which have been reviewed and approved by the Fund’s Board, to
BOARD OF TRUSTEES AND OFFICERS OF THE TRUST   45

ensure the proper and timely voting of the proxies on behalf of the Fund. Moreover, the Adviser will assist the Fund in the preparation of the Fund’s complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of the Fund or the Adviser and Sub-advisers will be submitted to the Board for approval or review, as the case may be. For additional information, please see the Adviser’s and Sub-advisers’ proxy voting policies and procedures attached hereto as Appendix C. Also attached hereto in Appendix C is the Adviser’s and Sub-advisers’ Listed Company Stewardship Guidelines, which among other things, expands upon how the Adviser and Sub-advisers approach environmental, social and governance issues when engaging with company management and voting proxies.
Information about how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 866-667-9231, (2) on the Funds’ website at www.abrdn.com/us/literature and (3) on the SEC’s website at http://www.sec.gov.
46   BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

INVESTMENT ADVISORY AND OTHER SERVICES
Trust Expenses
The Trust pays the compensation of the Trustees who are not employees of abrdn, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Fund’s NAV; fees and expenses of independent certified public accountants and legal counsel to the Trust and to the Independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust. The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for the Fund and/or classes, as described below.
Investment Adviser and Sub-advisers
Under the Investment Advisory Agreement with the Trust, abrdn manages the Fund in accordance with the policies and procedures established by the Trustees.
Except as described below, the Adviser manages the day-to-day investments of the assets of the Fund. For the Fund, the Adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the Sub-advisers who manage the investment portfolio of a particular Fund. The Adviser is also authorized to select and place portfolio investments on behalf of the sub-advised Fund; however, the Adviser does not intend to do so as a routine matter at this time.
The Fund is sub-advised by abrdn Investments Limited (“aIL”) and abrdn Asia Limited (“aAL”), each an affiliate of the Adviser. The Adviser and Sub-advisers are each wholly-owned subsidiaries of abrdn (Holdings) PLC. abrdn (Holdings) PLC is a wholly-owned subsidiary of abrdn plc (“abrdn”). abrdn plc, its affiliates and subsidiaries are referred to herein as the abrdn Group. abrdn, combined with its subsidiaries and affiliates, manages approximately $463 billion in assets as of December 31, 2024. abrdn provides asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market.
In rendering investment advisory services, the Adviser, aAL and aIL may use the resources of investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the abrdn plc affiliates, including the Fund, as associated persons of the Adviser or Sub-adviser. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.
abrdn Inc.
abrdn pays the compensation of the officers of the Trust employed by abrdn. abrdn also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, abrdn pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.
The Investment Advisory Agreement also specifically provides that abrdn, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated as to the Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice. The Agreement further provides that abrdn may render similar services to others.
abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, is indirectly owned by abrdn plc. Stephen Bird, Trustee of the Trust, is the CEO of abrdn plc.
The Fund does not pay the Adviser an advisory fee in return for the advisory services that the Adviser provides to the Fund.
INVESTMENT ADVISORY AND OTHER SERVICES   47

Limitation of Fund Expenses
The “Trust and the Adviser have entered into a written contract pursuant to which the Adviser has agreed to reimburse the Fund’s operating expenses (excluding certain expenses, including any taxes, interest, brokerage fees, Acquired Fund Fees and Expenses, and extraordinary expenses). This contractual arrangement may not be terminated before February 28, 2026 without the approval of the Independent Trustees.
Please note that the waiver of fees will cause the total return and yield of the Fund to be higher than they would otherwise be in the absence of such a waiver.
Investment Advisory Fees
The Fund does not pay the Adviser an advisory fee in return for the advisory services that the Adviser provides to the Fund. Therefore, there were no investment advisory fees paid by the Fund to the Adviser (which includes amounts paid by the Adviser to the Sub-adviser(s)) for the fiscal years ended October 31, 2024 and October 31, 2023.
Sub-advisers
aIL, a Scottish Company, and aAL, a Singapore corporation, each serve as Sub-adviser to the Fund. aIL and aAL are both affiliates of the Adviser. aIL’s registered office is located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. aAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.
Under the sub-advisory agreements among the Trust, the Adviser and each Sub-adviser, and subject to the supervision of the Adviser and the Trustees, each of the Sub-advisers manages the assets of the Fund in accordance with the Fund’s investment objectives and policies. Each Sub-adviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities.
Sub-advisory Fees
The Sub-Advisers do not receive a sub-advisory fee for the investment management services they provide to the Fund.
Multi-Manager Structure
On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated sub-advisers without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser without shareholder approval. If a new unaffiliated sub-adviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The multi-manager structure is intended to facilitate the efficient operation of the Fund and afford the Trust increased management flexibility.
The Adviser provides investment management evaluation services to the Fund principally by performing initial due diligence on prospective sub-advisers for the Fund and thereafter monitoring the performance of the sub-adviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the sub-adviser. The Adviser has responsibility for communicating performance expectations and evaluations to the sub-adviser and ultimately recommending to the Trust’s Board of Trustees whether the sub-adviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of sub-advisers. The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the sub-advisers, there is no certainty that the sub-adviser or the Fund will obtain favorable results at any given time. The Adviser does not currently rely on the manager of managers order with respect to its management of the Fund.
Portfolio Managers
Appendix A contains the following information regarding the portfolio managers identified in the Fund’s Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts. Information relating to each portfolio manager’s ownership in the Fund as of October 31, 2024 is set forth in the chart below.

Portfolio Manager	Dollar Range of Fund Shares Owned
Devan Kaloo	None
Nick Robinson	None
Gabriel Sacks	None

48   INVESTMENT ADVISORY AND OTHER SERVICES

Distributor
The Trust and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into a distribution agreement whereby AFD will act as principal underwriter for the Trust’s shares. The principal business address of AFD is 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. AFD is affiliated with the Fund’s Adviser.
Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.
The distributor has no obligation to sell any specific quantity of Fund shares. Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval. The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.
The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares. The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Fund. If applicable to a class of the Trust’s Shares as described below, the distributor may receive distribution fees from the Fund as authorized by the Distribution and Service Plan described below. The distributor did not receive any fees or commissions from the Fund for the fiscal years ended October 31, 2024 and October 31, 2023.
Fund Administration
Under the terms of the Fund Administration Agreement, abrdn Inc. provides various administrative and accounting services, including daily valuation of the Fund’s shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. abrdn Inc. is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Trust shall pay fees to abrdn Inc., as set forth directly below, for the provision of services to the Fund. Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.
Asset-Based Annual Fee

Fund Asset Level	Aggregate Fee as a Percentage of Fund Net Assets
All Assets	0.08%

The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust (excluding those funds for which abrdn Inc. does not serve as administrator) multiplied by $25,000.
Fund Administration Fees
During the fiscal years ended October 31, 2024 and October 31, 2023, the Fund paid $26 and $163, respectively, in fund administration fees.
Transfer Agent
The Trust has entered into a Transfer Agency and Service Agreement with SS&C, 333 West 11th Street, Kansas City, Missouri 64105, whereby SS&C provides transfer agent and dividend disbursement agent services.
Sub-Administrator, Custodian and Fund Accountant
The Trust has entered into an Amended and Restated Master Custodian Agreement (the “Custody Agreement”) with State Street, which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, whereby State Street provides custody and fund accounting services for the Fund. abrdn has entered into a Sub- Administration Agreement with State Street whereby State Street will provide certain administration services to the Fund. For the administration services provided by State Street to the Fund, abrdn pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.
Securities Lending Activity
Pursuant to a Securities Lending Authorization Agreement with the Trust, on behalf of the Fund, Securities Finance Trust Company (“eSecLending”), acts as securities lending agent for the Fund. The services eSecLending may provide to the Fund, pursuant to the agreement, primarily include the following:

(1)	selecting borrowers from an approved list of borrowers;

(2)	negotiating the terms of securities loans, including the amount of fees, and executing a securities lending agreement as agent on behalf of the Fund with each such borrower;

(3)	monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;

INVESTMENT ADVISORY AND OTHER SERVICES   49

(4)	investing cash collateral received in connection with any loaned securities;

(5)	arranging for the collection of any interest, dividends or other distributions or other payments of any kind on loaned securities and payment of the same to the Fund;

(6)	maintaining separate records for securities loaned;

(7)	in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issuer, class, quantity and denomination as the loaned securities; and

(8)	terminating securities loans and arranging for the return of loaned securities to the Fund at loan termination.

The Fund conducted no securities lending activities and received no income and fees/compensation related to the securities lending activities for the fiscal year ended October 31, 2024.
Legal Counsel
Dechert, LLP, 1900 K Street, NW, Washington, DC 20006-1110, serves as the Trust’s legal counsel. Sullivan & Worcester LLP, 1666 K Street, NW, Washington, DC 20006, serves as legal counsel to the Independent Trustees.
Independent Registered Public Accounting Firm
KPMG LLP serves as the independent registered public accounting firm for the Trust.
50   INVESTMENT ADVISORY AND OTHER SERVICES

BROKERAGE ALLOCATION
The Adviser (or a Sub-adviser) is responsible for decisions to buy and sell securities and other investments for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.
Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, available liquidity and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the Adviser and the Sub-advisers (if applicable) have complete freedom as to the markets in and the broker-dealers through which they seek this result.
Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or Sub-advisers (if applicable). SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. On September 12, 2017, abrdn announced a change to the payment for research model, such that abrdn would absorb all research costs directly (i.e., pays for research from its profits and losses) to coincide with the new MiFID II legislation which went into effect on January 3, 2018. As a result, abrdn does not use soft dollars and has been paying “execution only” commission rates since the start of 2017, paying for research for equities out of its assets.
There may be occasions when portfolio transactions for the Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or Sub-adviser (if applicable) or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are affected only when the Adviser or the Sub-advisers (if applicable) believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.
In purchasing and selling investments for the Fund, it is the policy of the Adviser and the Sub-advisers (if applicable) to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser and the Sub-advisers (if applicable) in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser and the Sub-advisers (if applicable) will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.
As discussed under “General Information about the Fund’s Portfolio Instruments and Investment Policies – Foreign Currencies” above, with respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Fund are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser, Sub-advisers or third-party agent execute Unrestricted Market FX relating to trading decisions. The Fund’s custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or Sub-advisers or by the Fund’s custodian due to the small currency amount and lower volume of such transactions. The Fund, the Adviser and the Sub-advisers have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Fund’s custodian, i.e., transactions in Restricted Market FX and repatriation transactions.
BROKERAGE ALLOCATION   51

The Adviser and each Sub-adviser may cause the Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s or Sub-advisers’ obligation to seek best-execution pursuant to the standards described above.
Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Sub-adviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.
The Fund contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by the Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Fund’s policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate Sub-adviser (if applicable), be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser and the Sub-advisers do not necessarily deem it practicable or in the Fund’s best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.
Neither the Fund nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Fund’s brokerage transactions to a broker-dealer because of the research services such broker provides to the Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Adviser or Sub-Adviser also received research services for the fiscal year ended October 31, 2024 are summarized in the table below:

Total Dollar Amount of Transactions^	Total Commissions Paid on Such Transactions^
$359,777	$273

During the fiscal years ended October 31, 2024 and 2023, the following brokerage commissions were paid by the Fund:

Year Ended October 31,
2024	2023
$273	$343

During the fiscal year ended October 31, 2024, the Fund held no investments in securities of its regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act).
52   BROKERAGE ALLOCATION

ADDITIONAL INFORMATION ON PURCHASES AND SALES
Shares of the Fund have not been registered for sale outside of the United States and its territories. However, the Fund may accept investments from non- U.S. affiliates of the Adviser.
Shares of the fund are purchased at net asset value without a sales charge or other fee.
Redemptions
Generally, the Fund will issue payment for shares that you redeem within two business days after your redemption request is received in good order. The Fund may delay forwarding redemption proceeds for up to seven days (i) if the investor redeeming shares is engaged in excessive trading, or (ii) if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.
In-Kind Redemptions
The Fund generally plans to redeem their shares for cash with the following exceptions. As described in the Prospectus, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”). The Fund may process a shareholder’s redemption request with an in-kind distribution at any time, subject to the conditions outlined below, but may be more likely to do so under stressed conditions where the Fund is unable to distribute cash, or for redemptions to large institutional investors that are equipped to receive the in-kind distribution in a way that does not adversely affect either such shareholder, the Fund or the remaining shareholders.
The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s NAV during any 90-day period for any one shareholder.
The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated and unaffiliated persons of the Fund. Affiliated persons of the Fund include shareholders who are affiliates of the Adviser and shareholders of the Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net assets, so that redemptions will not result in the dilution of interests of the remaining shareholders. The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder. Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s NAV.
Medallion Signature Guarantee
A medallion signature guarantee may be required in certain instances as requested by Fund. The Fund, at its discretion, may waive the requirement for a signature guarantee.
ADDITIONAL INFORMATION ON PURCHASES AND SALES   53

VALUATION OF SHARES
Under normal circumstances, the NAV per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board of Trustees determines (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.
The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is regularly closed. Fixed income Fund shares may be priced on days that the Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.
Each Fund reserves the right not to determine its NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s NAV.
Under normal circumstances, the offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the Total Net Assets (“TNA”) of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The TNA of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities). The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) designated the Adviser as the valuation designee (“Valuation Designee”) for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
54   VALUATION OF SHARES

Long-term debt and other fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser as Valuation Designee generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term debturing any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.securities (such as commercial paper and  U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Derivative instruments are generally valued according to the following procedures.
Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser as Valuation Designee concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
The time at which transactions and Fund shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.
The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.
VALUATION OF SHARES   55

ADDITIONAL INFORMATION
Description of Shares
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of the Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.
The Trust presently includes the Fund as a series of shares of beneficial interest, without par value and with a single share class.
You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to other shares of that class. In the event of liquidation of the Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.
Voting Rights
Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.
To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.
56   ADDITIONAL INFORMATION

ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND
Buying a Dividend
If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.
Dividends from Taxable Income
The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.
Distribution of Net Investment Income
The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met by you and the Fund. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”
Distributions of Capital Gains
The Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.
For U.S. federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined for federal income tax purposes, the Fund’s loss carryforwards may be subject to limitation.
As of October 31, 2024, for U.S. federal income tax purposes, the Fund has capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which do not expire:

Fund	Amount	Expires
EM SMA Completion Fund	$8,845	Unlimited (Short-Term)
EM SMA Completion Fund	$31,399	Unlimited (Long-Term)

Post-October Losses
In determining its net capital gain, including also in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
Medicare Contribution Tax
A 3.8% Medicare contribution tax will be imposed on net investment income, among other things, including interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.
ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND   57

Returns of Capital
If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.
Investments in Foreign Securities
The next four paragraphs describe tax considerations that are applicable to the Fund to the extent that it invests in foreign securities.
Effect of foreign withholding taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund’s distributions paid to you. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases.
Effect of foreign debt investments on distributions. Realized gains and losses from the sale of debt securities are treated as ordinary income or loss for federal income tax purposes by the Fund, to the extent attributable to foreign exchange gains or losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.
Pass-through of foreign tax credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities or, at the close of each quarter, is at least 50% invested in other regulated investment companies, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income (if you itemize your income tax deductions) or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to complete your personal income tax return if it makes this election. The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by a Fund) will be reduced if you receive foreign dividends from the Fund reported as qualified dividend income subject to taxation at long-term capital gain rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns. The Fund engaging in securities lending with respect to a security paying income subject to foreign taxes may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. In addition, a shareholder of a Fund may lose the ability to use foreign tax credits passed through by the Fund if the Fund shares are loaned pursuant to a securities lending agreement.
PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by the Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.
Information on the Amount and Tax Character of Distributions
The Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as taxable income or capital gains a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.
58   ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND

Election to be Taxed as a Regulated Investment Company
The Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. The Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to so qualify. As a regulated investment company, the Fund generally is not subject to entity-level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.
In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:
(i) the Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);
(ii) the Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and
(iii) the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.
Excise Tax Distribution Requirements
To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.
Sales and Redemption of Fund Shares
Sales and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash, the IRS requires you to report any gain or loss on your sale. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.
Redemption at a Loss Within Six Months of Purchase. Any loss incurred on the sale or exchange of Fund shares owned for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.
Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.
U.S. Government Securities
The income earned on certain U.S. Government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.
ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND   59

Qualified Dividend Income for Individuals
For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income. Either none or only a nominal portion of the dividends paid by certain Funds will be qualified dividend income because they invest primarily in non-qualified foreign securities. Income dividends earned by the Funds on non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rate. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside the definition of qualified dividend income. In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income.
Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend (or, in the case of certain preferred stock, for at least 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend (or, in the case of certain preferred stock dividends paid by the Fund, for at least 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.
While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.
After the close of its fiscal year, a Fund will report the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to report 100% of its ordinary income distributions as qualified dividend income.
Dividends-Received Deduction for Corporations
For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be reported each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Either none or only a nominal portion of the dividends paid by certain Funds will be eligible for the corporate dividends-received deduction because they invest primarily in foreign securities. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fail to qualify for the dividends received deduction. In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not qualify for the dividends received deduction. In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not qualify for the dividends received deduction.
The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period (or, in the case of certain preferred stock dividends paid by the Fund, a 91-days period) then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.
Section 199A Dividends for Individuals
For tax years beginning before January 1, 2026, a Fund may report “section 199A dividends” eligible for a 20% “qualified business income” deduction for non-corporate US shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for the qualified business income deduction, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the shareholder must meet certain holding period requirements with respect to the Fund shares.
60   ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND

Section 163(j) Interest Dividends
Certain distributions reported by a Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Treatment of Interest on Debt Incurred to Hold Fund Shares
Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.
Investment in Complex Securities
The Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer the Fund’s ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by the Fund. For example:
Derivatives. The Fund may be permitted to invest in certain options, futures or forward currency contracts to hedge the Fund’s portfolio or for any other permissible purposes consistent with the Fund’s investment objective. If the Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.
Tax straddles. The Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.
Short sales and securities lending transactions. The Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, the Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income and to fail to qualify for the dividends received deduction. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.
Convertible debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.
Securities purchased at discount. The Fund may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. Similar requirements may apply to securities purchased with market discount. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.
Credit default swap agreements. The Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.
ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND   61

Investments in securities of uncertain tax character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.
Backup Withholding
By law, the Fund must withhold 24% of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding and certify that you are a U.S. person (including a U.S. resident alien). A Fund also must withhold if the IRS instructs it to do so. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.
Non-U.S. Investors
Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status. In addition, non-U.S. investors may also be subject to U.S. federal withholding tax on deemed income resulting from any election by a Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, but not on capital gain dividends. Properly reported dividends received by a non-U.S. investor are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.
Capital gain dividends. In general, a capital gain dividend reported by the Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.
Withholding. A 30% withholding tax is currently imposed on dividends and certain other types of income paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation is adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.
The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non- U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.
62   ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND

Reporting
If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct owners of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Effect of Future Legislation; Local Tax Considerations
The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. In addition, future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.
This discussion of “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment of the Fund.
ADDITIONAL GENERAL TAX INFORMATION FOR THE FUND   63

MAJOR SHAREHOLDERS
Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to the Fund without the consent or approval of other shareholders.
As of January 31, 2025, the following shareholders were shown in the Trust’s records as owning more than 25% of the Fund’s shares. The Trust does not know of any other person who owns beneficially more than 25% of the Fund’s shares except as set forth below.

Fund	Shareholder				Percent of the Fund Total Assets Held by the Shareholder
abrdn EM SMA Completion Fund	ABRDN PORTFOLIO INVESTMENTS US INC	FBO NAILS ASII EMERGING MKT EQ ADR	1900 MARKET STREET STE 200	PHILADELPHIA PA 19103-3527	100%

As of January 31, 2025, the following shareholders were shown in the Trust’s records as owning 5% or more of any class of each Fund’s shares. The Trust does not know of any other person who owns of record or beneficially 5% or more of any class of each Fund’s shares except as set forth below.

Fund	Shareholder				Percent of the Fund Total Assets Held by the Shareholder
abrdn EM SMA Completion Fund	ABRDN PORTFOLIO INVESTMENTS US INC	FBO NAILS ASII EMERGING MKT EQ ADR	1900 MARKET STREET STE 200	PHILADELPHIA PA 19103-3527	100%

64   MAJOR SHAREHOLDERS

FINANCIAL STATEMENTS
KPMG is the Fund’s independent registered public accounting firm. KPMG audits the Fund’s annual financial statements. The audited financial statements and financial highlights of the Fund for its fiscal year ended October 31, 2024, as set forth in the Fund’s Form N-CSR for the period ended October 31, 2024, including the report of KPMG, are incorporated by reference into this SAI. A copy of the Form N-CSR may be obtained upon request and without charge by writing to abrdn Funds c/o SS&C GIDS, Inc. at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.
FINANCIAL STATEMENTS   65

APPENDIX A - PORTFOLIO MANAGERS
DESCRIPTION OF COMPENSATION STRUCTURE
As used in this Appendix, abrdn Inc. (“Adviser”), abrdn Investments Limited (“aIL”) and abrdn Asia Limited (“aAL”) (collectively referred to as “abrdn”)
abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders. abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.
abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.
The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default abrdn shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.
Base Salary
abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.
Annual Bonus
The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds, managed by abrdn, to align the interest of asset managers with our clients.
Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.
66   APPENDIX A - PORTFOLIO MANAGERS

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.
OTHER MANAGED ACCOUNTS
The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” do not include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2024)
Devan Kaloo	Registered Investment Companies: 7 accounts, $3,048.24 total assets
Other Pooled Investment Vehicles: 15 accounts, $5,265.32 total assets
Other Accounts: 14 accounts, $7,159.68 total assets
Nick Robinson	Registered Investment Companies: 7 accounts, $3,048.24 total assets
Other Pooled Investment Vehicles: 15 accounts, $5,265.32 total assets
Other Accounts: 14 accounts, $7,159.68 total assets
Gabriel Sacks	Registered Investment Companies: 7 accounts, $3,048.24 total assets
Other Pooled Investment Vehicles: 15 accounts, $5,265.32 total assets
Other Accounts: 14 accounts, $7,159.68 total assets

POTENTIAL CONFLICTS OF INTEREST
abrdn (abrdn Inc., abrdn Investments Limited and abrdn Asia Limited)
The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.
Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.
APPENDIX A - PORTFOLIO MANAGERS   67

With respect to non-discretionary model delivery accounts and discretionary SMA accounts, abrdn will utilize a third-party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, where possible, simultaneously or approximately at the same time. For certain strategies, delivery to our service provider will occur at end of day. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.
While UMA accounts are invested in the same strategies as, and may perform similarly to, SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.
Certain operational differences in the trade execution process and timing of cash flows for mutual funds may result in abrdn having already commenced trading for its discretionary client accounts before the model delivery and SMA accounts have executed abrdn’s recommendations. In this event, trades placed for the model delivery and SMA clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery and SMA clients receiving less favorable prices than our other discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions. These timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery and SMA clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.
68   APPENDIX A - PORTFOLIO MANAGERS

APPENDIX B – DEBT RATINGS
S&P GLOBAL RATINGS DEBT RATINGS

A. Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.	Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

●	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

●	The nature and provisions of the financial obligation, and the promise we impute; and

●
The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issue Credit Ratings*
AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P Global Ratings. AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.
A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.
BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.
Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.
B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.
CCC - An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the
APPENDIX B - DEBT RATINGS   69

obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.
*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.	Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings
A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.
A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.
B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.
‘SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.

B. Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings
SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3 - Speculative capacity to pay principal and interest.
D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*
Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk
A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
70   APPENDIX B - DEBT RATINGS

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.
*	Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
STATE AND MUNICIPAL NOTES
Excerpts from Moody’s description of state and municipal note ratings:
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
FITCH, INC. BOND RATINGS
Fitch publishes credit ratings that are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issue-level ratings are also assigned and often include an expectation of recovery which may be notched above or below the issuer-level rating. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC – Very low margin for safety. Default is a real possibility. CC - Default of some kind appears probable.
C - A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.
‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.
MOODY’S
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are
APPENDIX B - DEBT RATINGS   71

assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.
GLOBAL SHORT-TERM RATING SCALE
P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS
SHORT-TERM OBLIGATION RATINGS
We use the global short-term Prime rating scale for commercial paper issued by US municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, we use one of two other short-term rating scales, including the Municipal Investment Grade (MIG). We use the MIG scale for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less.
MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
FITCH’S SHORT-TERM RATINGS
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a timeframe of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 - Good intrinsic capacity for timely payment of financial commitments.
F3 - The intrinsic capacity for timely payment of financial commitments is adequate.
B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C – Default is a real possibility.
RD – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D – Indicates a broad-based default event for an entity, or the default of a short-term obligation.
72   APPENDIX B - DEBT RATINGS

Appendix C - Proxy Voting Policies and Procedures
U.S. Registered Advisers
Summary of Proxy Voting Guidelines
as of October 26, 2022
Where clients appoint abrdn Inc. to vote proxies on their behalf, policies have been established to vote these proxies in the best interests of our clients.
We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters tailored to abrdn’s assessment and approach, but remain conscious that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such a decisions which will be made publicly available in our voting disclosures.
In order to make proxy voting decisions, an abrdn analyst assesses the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be a final voting decision instructed through ISS and applied to all funds for which abrdn have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.
There may be certain circumstances where abrdn Inc. may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that abrdn Inc. will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios, abrdn Inc. custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent abrdn Inc. from exercising our voting authority.
We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

●	Where a portfolio manager owns the holding in a personal account.

●	An investee company that is also a segregated client.

●	An investee company where an Executive Director or Officer of our company or that of abrdn plc or another affiliate is also a Director of that company.

●	An investee company where an employee of abrdn plc or an affiliate or subsidiary is a Director of that company.

●	A significant distributor of our products.

●	Any other companies which may be relevant from time to time.

We have adopted procedures within our proxy voting process to identify where a conflict exists. These procedures are designed to ensure that our voting decisions are based on our client’s best interests and are not impacted by any conflict.
The implementation of this policy, along with conflicts of interest, will be reviewed periodically by the Active Ownership team. abrdn’s Global ESG Principles & Voting Policies are published on our website.

Clients may obtain a free copy of abrdn Inc.’s proxy voting policies and procedures and/or proxy voting records for their account by contacting us at (215) 405-5700. abrdn publishes ESG Principles & Voting Policies, which describe our approach to investment analysis, shareholder engagement and proxy voting across companies worldwide. There are published on our website.
Clients that have not granted abrdn Inc. voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.
Listed Company ESG Principles & Voting Policies
March 2024
Active Ownership and Environmental, Social & Governance (ESG) considerations are a driver of our investment process, our investment activity, our client journey and our corporate influence.
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Through engagement with the companies in which we invest, and by exercising votes on behalf of our clients, we seek to improve the financial resilience and performance of our clients’ investments. Where we believe change is needed, we endeavour to catalyse this through our stewardship capabilities.
Our expectations
As global investors, we are particularly aware that ESG structures and frameworks vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company’s individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the principles and policies set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.
We have a clear perception of what we consider to be best practice globally – as set out in this document. However we will reflect the nature of the business, our close understanding of individual companies and regional considerations, where appropriate, in our approach to applying these policies, which are not exhaustive.
The principles and voting policies noted herein reflect our current position. We are monitoring and contributing to the many reform agendas and consultations underway in the governance arena, particularly in the UK, on areas such as market competitiveness, listing rules, the approval of corporate transactions and greater flexibility in remuneration practices, including wider use of restricted stock. We are actively involved in these discussions, both as a corporate issuer and an investor, and our position will evolve as rules, guidance and practice develops.
This document has received approval from the Head of Public Markets and the Chief Sustainability Officer - Investments following consultation with various internal stakeholders.
Our approach to stewardship
We seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long-term outcomes for our clients, proportionate to the risk preference they have accepted, and we will actively take steps as stewards and owners to protect and enhance the value of our clients’ assets.
Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company’s specific approach to governance, how value is created through business success and how investors’ interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, involved in dialogue with management and non-executive directors where appropriate, understanding the material risks and opportunities – including those relating to environmental and social factors and helping to shape the future success of the business.
We will:

●	Take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest.

●	Seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest.

●	Actively engage with companies and assets in which we invest where we believe we can influence or gain insight.

●	Seek to exercise voting rights, where held, in a manner consistent with our clients’ long-term best interests.

●	Seek to influence the development of appropriately high standards of corporate governance and corporate responsibility in relation to environmental and social factors for the benefit of our clients.

●	Communicate our Listed Company ESG Principles and Voting Policies to clients, companies and other interested parties.

●	Be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements.

●	Be transparent in reporting our engagement and voting activities.

abrdn is committed to exercising responsible ownership with a conviction that companies seeking to upgrade their practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced long-term returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf.
Engagement
It is a central tenet of our active investment approach that we strive to meet with the management and directors of our investee companies on a regular basis. We will concentrate that engagement on investee companies undergoing transformation or facing exceptional challenges or opportunities. The discussions we have cover a wide range of topics, including: strategic, operational, and ESG issues and consider the long-term drivers of value. Engagement with
74   Appendix C - Proxy Voting Policies and Procedures

companies on ESG risks and opportunities is a fundamental part of our investment process. It is a process through which we can discuss how a company identifies, prioritises and mitigates its key risks and optimises outcomes from its most significant opportunities. As such, we regard engagement as:

●	Important to understanding investee companies holistically.

●	Helpful when conducting comprehensive ESG analysis.

●	Useful to maintaining open dialogue and constructive relationships with companies.

●	An opportunity to generate positive change on a company’s holistic risk management programme–be active with our holdings rather than activist.

Proxy Voting
Proxy voting is an integral part of our active stewardship approach and we seek to exercise voting rights in a manner in line with our clients’ best interests. We seek to ensure that voting reflects our understanding of the companies in which we invest on behalf of our clients. We believe that voting is a vital mechanism for holding boards and management teams to account, and is an important tool for escalation and shareholder action.
This document includes our process and overarching policy guidelines which we apply when voting at general meetings. These policies are not exhaustive and we evaluate our voting on a case by case basis. As a global investment firm we recognise the practical necessity of adopting a regional approach, taking into account differing and developing market practices. Where a policy is specific to one region this is denoted.
We endeavour to engage with companies regarding our voting decisions to maintain a dialogue on matters of concern.
Voting Process
In line with our active ownership approach, we review the majority of general meeting agendas convened by companies which are held in our active equity portfolios. Analysis is undertaken by a member of our regional investment teams or our Active Ownership team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis we may engage with a company prior to voting to understand additional context and explanations, particularly where there is deviation from what we believe to be best practice.
To supplement our own analysis we make use of the benchmark research and recommendations provided by ISS, a provider of proxy voting services. In the UK we also make use of the Investment Association’s (IA) Institutional Voting Information Service. We have implemented regional voting policy guidelines with ISS which ISS applies to all meetings in order to produce customised vote recommendations. These custom recommendations help identify resolutions which deviate from our expectations. They are also used to determine votes where a company is held only in passive funds. Within our custom policies, however, we do specify numerous resolutions which should be referred to us for active review. For example we will analyse all proposals marked by ISS as environmental or social proposals.
While it is most common for us to vote in line with a board’s voting recommendation we will vote our clients’ shares against resolutions which we believe are not consistent with their best interests. We may also vote against resolutions which conflict with local governance guidelines, such as the IA in the UK. Although we seek to vote either in favour or against a resolution we do make use of an abstain vote where this is considered appropriate. For example we may use an abstention to acknowledge some improvement, but as a means to reserve our position in expectation that further improvement is needed before we can vote in favour. Where we vote against a resolution we endeavour to inform companies of our rationale.
In exceptional circumstances we may attend and speak at a shareholder meeting to reinforce our views to the company’s board.
We endeavour to vote all shares for which we have voting authority. We may not vote when there are obstacles to do so, for example those impacting liquidity, such as shareblocking, or where there is a significant conflict of interest. We use the voting platform of ISS to instruct our votes. Where we lend stock on behalf of clients, and subject to the terms of client agreements, we hold the right to recall shares where it is in clients’ interests to do so and where we take the view that to maintain full voting weight on a particular meeting or resolution may impact the final vote.
Our votes are disclosed publicly on our website one day after a general meeting has taken place.
Strategy
We invest in companies that will create the best outcome for our clients in line with their investment mandates. Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process; we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their management can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.
Appendix C - Proxy Voting Policies and Procedures   75

●	We will consider voting against executive or non-executive directors if we have serious concerns regarding the oversight or implementation of strategy.

Board of Directors
We believe effective board governance promotes the long-term success and value creation of the company. The board should be responsible for establishing the company’s purpose and strategy, overseeing management in their implementation of strategy and performance against objectives. The board should ensure a strong framework of control and risk oversight, including material ESG risks. The board should assess and monitor culture and be engaged with the workforce, shareholders and wider society.
Board Composition
Effective decision making requires a mix of skills around the table and constructive debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board. These include industry knowledge, experience from other sectors and relevant geographical knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Board assessments will help the board ensure it has the necessary mix of skills, diversity and quality of individuals to address the risks and opportunities the company faces. Unitary boards should comprise an appropriate combination of executive and non-executive directors such that no group of individuals dominates decision-making. We expect the size of the board to reflect the size, nature and complexity of the business. We also expect regular internal and external board evaluations which include an assessment of board composition and effectiveness.
Leadership
Running businesses effectively for the long term requires effective collaboration and cooperation, with no individual or small group having unfettered powers. Nor should any individual or small group have dominant influence over the way a business is run or over major decisions about its operations or future. There should be a division of responsibility between board leadership and executive leadership of the business. We believe that there should be a division of roles at the top of the organisation, typically between a Chief Executive Officer (CEO) and an independent Chair.

●
We will consider supporting the re-election of an existing Chair & CEO role combination, recognising that this remains common in certain geographies. In reviewing this on a case by case basis we will take account of the particular circumstances of the company and consider what checks and balances are in place, such as the presence of a strong Senior Independent Director with a clear scope of responsibility.

●	We will generally oppose any re-combination of the roles of CEO and Chair, unless the move is on a temporary basis due to exceptional circumstances or other mitigating factors.

●	We will generally oppose any move of a retiring CEO to the role of Chair.

Independence
Companies should be led and overseen by genuinely independent boards. When looking at board composition we generally expect to see a majority of independent directors, with boards identifying their independence classifications in the Annual Report. It is preferable to see an identified Senior Independent Director (SID) on the board, who will lead the appraisal of and succession planning for the Chair. We expect SIDs to meet with investors and be a point of contact for escalating concerns if required.
In assessing a director’s independence we will have due regard for whether a director:

i.	Has been an employee of the company within the last five years.

ii.	Has had within the last three years a material business relationship with the company.

iii.	Has received remuneration in addition to director fees or participates in the company’s option or variable incentive schemes, or is a member of the company’s pension scheme.

iv.	Has close family ties with any of the company’s advisers, directors or senior employees.

v.	Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies.

vi.	Represents a significant shareholder.

vii.	Has served on the board for more than 12 years (or 9 for UK companies).

●
We will consider voting against the re-election of non-independent directors if the board is not majority independent (excluding employee representatives). In doing so we will have regard for whether a company is controlled and the nature of the non-independence – for example, we are unlikely to vote against shareholder representatives unless their representation is disproportionate to their shareholding.

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Succession Planning & Refreshment
Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group-think. Thoughtful and proactive succession planning is therefore needed for board continuity, to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspective. We expect the board to implement a formal process for the recruitment and appointment of new directors, and to provide transparency of this in the Annual Report.

●
We will vote against non-executive directors where there are concerns regarding board refreshment or excessive tenure. Where there are directors who have served for over 12 years on a board which has seen no refreshment in 3 years (2 in UK), we will generally vote against their re-election. If a director has served for over 15 years we will generally vote against their re-election. We will, however, consider the impact on board continuity and the company’s succession planning efforts prior to doing so. We may also not apply the tenure limit to directors who are founders or shareholder representatives where we believe this is appropriate.

Diversity
We believe that companies that make progress in diversity, equity and inclusion (DEI) are better positioned for long-term sustainability and outperformance. Diversity of thought, paired with a culture of inclusion, can help companies to tackle increasingly complex challenges and markets. We expect boards to report on how they promote DEI throughout the business and believe that setting targets is important to addressing imbalances. We recognise the necessity of adopting a regional approach to diversity, equity and inclusion, allowing us to press for progress with appropriate consideration for the starting point. We have for several years, actively encouraged progress in gender diversity at all levels, and have expanded our scope in relation to diversity, equity and inclusion across geographies. In respect of ethnic diversity, this is coming increasingly into focus as we encourage boards to progress in ensuring that their composition reflects their employee and customer bases. Our regional specific policies are below. In determining our votes we will take account of mitigating factors, such as the sudden departure of a female board member. We will also consider any clear progress being made by the company on diversity and any assurance that diversity shortfalls will soon be addressed.
Gender Diversity.

●
UK: We will generally vote against the Nomination Committee Chair of FTSE 350 companies if the board is not comprised of at least one third female directors. We expect companies to seek to comply with the FCA’s diversity targets and may vote against the Chair of the Nomination Committee if we have concerns regarding the Committee’s efforts in succession planning to achieve the gender diversity target of 40% female members. For smaller companies, we will take action if the board does not include at least one female director.

●
Europe: We will generally vote against the Nomination Committee Chair of LargeCap companies if the supervisory board is not comprised of at least 30% female directors, or is not in line with the local standard if higher. For smaller companies, we will take this action if the supervisory board does not include at least one female director.

●	Australia: We will generally vote against the Nomination Committee Chair of ASX300 companies if the board is not comprised of at least 30% female directors.

●
North America: We will generally vote against the Nomination Committee Chair of LargeCap companies if the board is not comprised of at least 30% female directors. For smaller companies, we will take this action if the board does not include at least one female director

Ethnic Diversity

●
UK: We will generally vote against the Nomination Committee Chair at the boards of FTSE 100 companies, if the board does not include at least one member from an ethnic minority background. This is in line with targets set up by the Parker Review.

●
US: We will generally vote against the Nomination Committee Chair at the boards of S&P 1500 & Russell 3000 companies if the board does not include at least one member from a racial or ethnic minority background.

Directors’ Time Commitment
Individual directors need sufficient time to carry out their role effectively and therefore we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

●
We will consider opposing the election or re-election of any director where there is a concern regarding their ability to dedicate sufficient time to the role. In making this assessment we will have regard to the ISS classification of ‘overboarding’.

●	We will generally oppose the re-election of any director who has attended fewer than 75% of board meetings in two consecutive years.

Board Committees
Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) the nomination, audit and remuneration processes. It may also be appropriate for additional committees to be established, such as a risk or sustainability committee. These committees should report openly on an annual basis about their activities and key decisions taken.
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We will consider voting against committee members if we have concerns regarding the composition of a committee in relation to independence or skills.
Nomination Committee
This committee has responsibility for leading the process for orderly non-executive and senior management succession planning and recruitment, and for overseeing the composition of the board including skillset, experience and diversity. We expect the committee to be comprised of a majority of independent directors with an independent Chair.

●	We will consider voting against the re-election of the Nomination Committee Chair if we have concerns regarding the composition of the board or concerns regarding poor succession planning.

Audit Committee
This committee has responsibility for monitoring the integrity of the financial statements, reviewing the company’s internal financial controls and risk management systems, reviewing the effectiveness of the company’s internal audit function and appointing and overseeing the quality of the work done by external auditors. We prefer the committee to be wholly independent, and expect this at UK and US companies in view of general market practice and board composition. In other regions, as a minimum, we expect the committee to be comprised of a majority of independent directors with an independent Chair. Furthermore we expect at least one member of the committee to have recent and relevant financial experience.

●	UK & US: We will generally vote against the re-election of non-independent members of the Audit Committee..

●
Europe: We will generally vote against the re-election of non-independent members of the Audit Committee if the Committee is not majority independent. We will also generally vote against a non-independent Chair of the Audit Committee.

●	We will generally vote against the re-election of the Audit Committee Chair if at least one member of the Committee does not have recent and relevant financial experience.

Remuneration Committee
The committee is responsible for determining the policy and setting remuneration levels for executive and nonexecutive directors. The committee should ensure that directors’ remuneration is aligned with strategy and company performance and should clearly demonstrate that outcomes have had regard to the experience of the company’s employees and wider society. Remuneration policy should be cognisant of the company’s licence to operate and the potential overall level of remuneration. We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies, with formal and transparent procedures for developing policies and for determining remuneration packages. Remuneration committees should be comprised of a majority of independent directors with an independent Chair and we expect members to have appropriate experience and knowledge of the business and remuneration practices in the jurisdiction in which they operate. No executive should be involved in setting their own remuneration..

●
Where we have significant concerns regarding the company’s remuneration policy or reward outcomes we may escalate these concerns through a vote against the Chair or members of the Remuneration Committee.

Director Accountability
We expect to be able to hold boards to account through engagement and regular director re-elections and directors should feel that they are accountable to investors. We encourage individual, rather than bundled, director elections. While our preference is for directors to be subject to re-election annually, we expect re-elections to take place at least every three years. Lengthier board mandates, while not uncommon in some markets, risk divorcing directors from an appropriate sense of accountability. Directors and management should make themselves available for discussions with major shareholders as we expect to have open dialogue to share our perspectives and gain confidence that the individuals are carrying out their roles with appropriate vigour and diligence. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

●	We will generally oppose the re-election of nonindependent NEDs who are proposed for a term exceeding three years. We may not apply this to directors who are shareholder representatives.

●	Where we have significant concerns regarding a board member’s performance, actions or inaction to address issues raised we may vote against their re-election.

●	We may vote against directors who decline appropriate requests for meetings without a clear justification.

●
Where a director has held a position of responsibility at a company which has suffered a material governance failure, we will consider whether we are comfortable to support their re-election at other listed companies.

●
We will generally support resolutions to discharge the supervisory board or management board members from legal liability unless we have serious concerns regarding actions taken during the year under review. Where there is insufficient information regarding allegations of misconduct, we may prefer to abstain. In exceptional circumstances

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we may vote against the discharge resolution to reflect serious ESG concerns if there is not another appropriate resolution.

●	We will not support the election of directors who are not personally identified but are proposed as corporations.

Reporting
A company’s board should present a fair, balanced and understandable assessment of the company’s position and prospects – financial and non-financial – and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosures (TCFD), the International Integrated Reporting Council (IIRC), the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI). Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings. We continue to monitor the evolving reporting landscape and consider new reporting developments as they emerge, either voluntary or regulatory.

●	We may consider voting against a company’s Annual Report & Accounts if we have concerns regarding timely provision or adequacy of disclosure.

Political Donations & Lobbying
Companies should be consistent in their public statements and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate – and we expect a clear explanation of why such donations are an appropriate use of corporate funds.
Risk & Audit
The board is responsible for determining the company’s risk appetite, establishing procedures to manage risk and for monitoring the company’s internal controls. We expect boards to conduct robust assessments of the company’s material risks and report to shareholders on risks, controls and effectiveness. The introduction of global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses. We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm abrdn supports the continued development of high quality global accounting standards.
An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. We strongly favour meaningful, transparent and informative auditor reports, giving us additional insights into the audit process and accounting outcomes. Audit fees must be sufficient to pay for an appropriately in-depth assurance process. We would be concerned if a company sought to make unjustified savings in this respect as the cost in terms of damage to audit effectiveness and confidence in the company’s accounts would be much more substantial.
The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage a tender process and change of audit firm where an engagement has lasted for an extended period. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years.
The relationship with the auditor should be mediated through the audit committee. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

●	We will generally vote against the re-election of an auditor which has a tenure of 20 years or over, if there are no plans for rotation in the near term.

●	We will consider voting against the auditors if we have concerns regarding the accounts presented or the audit procedures used.

●	We will vote against the approval of auditor fees if we have concerns regarding the level of fees or the balance of non-audit and audit fees.

Remuneration
Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes and expectations for those receiving the remuneration, as well as external stakeholders. The structure should be transparent and understandable.
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A company’s annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The remuneration committee should provide a clear description of the application of policy and the outcomes achieved.
Base salary should be set at a level appropriate for the role and responsibility of the executive. We discourage increases which are driven solely by peer benchmarking, and expect increases to be aligned with the wider workforce. Consideration should also be given to the knock-on impact to variable remuneration potential. Pension arrangements and benefits should be clearly disclosed. We generally expect pension structures to be aligned with the wider workforce.
A company should structure variable, performancerelated pay to incentivise and reward management in a manner that is aligned with the company’s sustainable performance and risk appetite over the long term. We expect all variable pay to be capped, preferably with reference to base salary. In the UK we expect variable pay to be capped with reference to base salary. In other markets, if variable pay is capped at a number of shares, we expect the value of grants to be kept under review annually to ensure the value remains appropriate and is not excessive.
Performance metrics used to determine variable pay should be clearly disclosed and aligned with the company’s strategy. A significant portion of performance metrics should seek to measure significant improvements in the underlying financial performance of the company. We also encourage the inclusion of non-financial metrics linked to targets which are aligned with the company’s progress on its ESG strategy. Where possible we expect these targets to be quantifiable and disclosed.
Variable pay arrangements should incentivise participants to achieve above-average performance through the use of challenging targets. We encourage sliding-scale performance measures and expect performance target ranges to be disclosed to enable shareholders to assess the level of challenge and pay for performance alignment. We expect annual bonus targets to be disclosed retrospectively and encourage the disclosure of long term incentive (LTI) targets at the beginning of the performance period, but at minimum we expect retrospective disclosure. Where bonus or LTI targets are not disclosed due to commercial sensitivity we expect an explanation of why the targets continue to be considered sensitive retrospectively and expect some detail regarding the level of achievement vs target. Where a share price metric is being used, we expect this to be underpinned by a challenging measure of underlying performance. We encourage settlement of a portion of the annual bonus in shares which are deferred for at least one year. We expect settlement of long term incentives to be in shares, with rationale provided for any awards settled in cash. Long term incentives should have a performance period of no less than three years. In the UK we expect a further holding period of two years to be applied, and we encourage this in other markets. We do not generally support value creation plans. We will consider supporting the use of restricted share plans in the UK which have been structured consistent with the guidelines of the Investment Association. We expect appropriate malus and clawback provisions to be applied to variable remuneration plans. We expect shareholding guidelines to be adopted for executive directors and encourage the adoption of postdeparture shareholding guidelines. We expect details of any use of discretion to be disclosed and its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances. We do not generally support exceptional awards, and are particularly sensitive to such awards being granted to reward a corporate transaction. We expect executive service contracts to provide for a maximum notice period of 12 months. We will consider local best practice provisions related to severance arrangements when voting. Non-executive fees should reflect the role’s level of responsibility and time commitment. We do not support NED’s participation in option or performance-related arrangements. However we do support the payment of fees in shares, particularly where conservation of cash is an issue. In the UK our expectations of companies are aligned with the Investment Association’s Principles of Remuneration. Where significant changes to remuneration arrangements are being considered, we would expect remuneration committees to consult with their largest shareholders prior to finalising any changes. Where any increase to variable remuneration is proposed, we would expect this to be accompanied by a demonstrable increase in the stretch of the targets. Furthermore we expect any increases to remuneration to be subject to shareholder approval.
In response to the issues arising from the cost of living crisis being experienced by many people in the UK, we expect companies to focus additional capacity towards those members of the workforce who need it most. We expect Remuneration Committees to take into account factors arising from the cost of living crisis when deliberating over executive pay outcomes. We would be concerned by reputational issues arising from decisions made in these unusual circumstances and may make this a factor in our voting decisions at relevant AGMs.
In line with the expectations set out above we will generally vote against the appropriate resolution(s) where:

●	We consider the overall reward potential or outcome to be excessive.

●	A significant increase to salary has been granted which is not aligned with the workforce or is not sufficiently justified.

●
A significant increase to performance-related pay has been granted which is not sufficiently justified, is not accompanied by an increase in the level of stretch required for achievement or results in the potential for excessive reward.

●	There is no appropriate cap on variable incentive schemes.

80   Appendix C - Proxy Voting Policies and Procedures

●	Performance targets for annual bonus awards are not disclosed retrospectively and the absence of disclosure is not explained.

●	Performance targets for long term incentive awards are not disclosed up front and there is no compelling explanation regarding the absence of disclosure or a commitment to disclose retrospectively.

●	Performance targets are not considered sufficiently challenging, either at threshold, target or maximum.

●	Relative performance targets allow vesting of awards for below median performance.. Retesting provisions apply.

●	Incentives that have been conditionally awarded have been repriced or performance conditions changed part way through a performance period.

●	We have concerns regarding the use of discretion or the grant of exceptional awards.

●	Pension arrangements are excessive.. Pension arrangements are not aligned with the wider workforce (UK).

Investor Rights
The interests of minority shareholders must be protected and any major, or majority, investor should not enjoy preferential treatment. The structure of ownership or control should minimise the potential for abuse of public shareholders.
Corporate Transactions
Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have the opportunity to vote on significant corporate activity, such as mergers and acquisitions. Where a transaction is with a related party, only independent shareholders should have a vote. Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate proposed developments
Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the preexisting strategy and be subject to shareholder approval.

●	We will vote on corporate transactions on a case by case basis.

Dividends
We will generally support the payment of dividends but will scrutinise the proposed level where it appears excessive given the company’s financial position.
Share Capital
The board carries responsibility for prudent capital management and allocation.
Share Issuance
We will consider capital raises which are proposed for a specific purpose on a case by case basis but recognise that it can be beneficial for companies to have some general flexibility to issue shares to raise capital. However we expect issuances to be limited to the needs of the business and companies should not issue significant portions of shares unless offering these on a pro-rata basis to existing shareholders to protect against inappropriate dilution of investments.

●
Where a company seeks a general authority to issue shares we generally expect this to be limited to 25% of the company’s share capital for pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines.

●
Where a company seeks a general authority to issue shares we generally expect this to be limited to 10% of the company’s share capital for non-pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines and those of the Pre-Emption Group.

●	We will not generally support share issuances at investment trusts unless there is a commitment that shares would only be issued at a price at or above net asset value.

When considering our votes we will, however, take account of the company’s circumstances and any further detail regarding proposed capital issuance authorities prior to voting.
Following changes to the UK’s Pre-Emption Group Guidelines in November 2022, which reflect an increase on previous limits, we will hold the Chair of the company accountable for any perceived misuse of the increased flexibility through a vote against their re-election.
Buyback
We recognise that share buybacks can be a flexible means of returning cash to shareholders.

●
We will generally support buyback authorities of up to 10% of the issued share capital. In the UK we will generally support authorities which are in line with the levels permitted under the Listing Rules.

Appendix C - Proxy Voting Policies and Procedures   81

Related Party Transactions
The nature of relations – particularly any related party transactions (RPTs) – with parent or related companies, or other major investors, must be disclosed fully. Related party transactions must be agreed on arm’s length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.

●	We will vote against RPTs where there is insufficient transparency of the nature of the transaction, the rationale, the terms or the views and assessment of directors and advisors.

Article/Bylaw amendments
While it is standard to see proposals from companies to amend their articles of association or bylaws, we will review these on a case by case basis. When doing so we expect full transparency of the proposed changes to be disclosed.

●	We will vote against amendments which will reduce shareholder rights.

Anti-Takeover Defences
There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.

●	We will generally vote against anti-takeover/‘poison pill’ proposals.

Voting Rights
We are strong supporters of the principle of ‘one share, one vote’ and therefore favour equal voting rights for all shareholders.

●	We will generally vote against proposals which seek to introduce or continue capital structures with multiple voting rights.

●	We will consider voting against proposals to raise new capital at companies with multiple share classes and voting rights.

General Meetings
Shareholder meetings provide an important opportunity to hold boards to account not only through voting on the proposed resolutions but also by enabling investors the opportunity to raise questions, express views and emphasise concerns to the entire board. We may make a statement at a company’s AGM as a means of escalation to reinforce our views to a company’s board.
We welcome the opportunity to attend meetings virtually, being of the view that this can increase participation given obstacles such as location or meeting concentration. However we are not supportive of companies adopting virtual-only meetings as we believe this format reduces accountability. Our preference is for a hybrid meeting format to balance the flexibility of remote attendance with the accountability of an in-person meeting.

●	We will generally support resolutions seeking approval to shorten the EGM notice period to minimum 14 days, unless we have concerns regarding previous inappropriate use of this flexibility.

●
We will generally support proposals to enable virtual meetings to take place as long as there is confirmation that the format will be hybrid, with physical meetings continuing to take place (unless prohibited by law). We expect virtual attendees to have the same rights to speak and raise questions as those attending in-person. We will generally vote against proposals which permit wholly virtual general meetings.

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.
The effective management of risks extends to long-term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact’s four areas of focus in assessing how companies are performing in this area.
Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.
The Environment
It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are held responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.
We expect that companies will

●	Identify, manage and reduce their environmental impacts.

●	Understand the impact of climate change along the company value chain.

82   Appendix C - Proxy Voting Policies and Procedures

●
Develop group-level climate policies and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.

●	Comply with all environmental laws and regulations, or recognised international best practice as a minimum.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to the environment we will consider taking voting action on an appropriate resolution.
We will use the indicators within the Carbon Disclosure Project to identify companies which are not fulfilling their climate commitments. Where appropriate we will take voting action to encourage better practice among companies which we deem to be laggards.
Labour and employment
Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company’s license to operate. We expect companies to comply with all employment laws and regulations and adopt practices in line with the International Labour Organization’s core labour standards. a minimum.
In particular, companies will:

●	Take affirmative steps to ensure that they uphold decent labour standards.

●	Adopt strong health and safety policies and programmes to implement such policies.

●	Adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies.

●	Adopt policies and programmes for investing in employee training and development.

●	Adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company’s purpose.

●	Ensure policies are in place for a company’s suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains.

●	Report regularly on its policy and implementation of managing human capital.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to labour and employment we will consider taking voting action on an appropriate resolution.
Human rights
We recognise the impact that human-rights issues can have on our investments and the role we can play in stimulating progress. We draw upon a number of international, legal and voluntary agreements for guidance on human-rights responsibilities and compliance. Our primary sources are the International Bill of Rights and the core conventions of the International Labour Organisation (ILO), which form the list of internationally agreed human rights, and the UN Guiding Principles on Business and Human Rights (UNGPs), which clarifies the roles of states and businesses. We encourage companies to use the UNGPs Reporting Framework and encourage disclosure in line with this guidance.
We expect companies to:

●	Continually work to understand their actual and potential impacts on human rights.

●	Establish systems that actively ensure respect for human rights.

●	Take appropriate action to remedy any infringements on human rights.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to human rights we will consider taking voting action on an appropriate resolution.
Business ethics
As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. Having a robust code of ethics and ensuring professional conduct mean companies operate more effectively, particularly when it comes to ethical principles governing decision- making. A company’s failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can increase its risk of facing investigation, litigation and fines. This could undermine its license to operate, and affect its reputation and image.
We expect companies to have policies in place to support the following:

●	Ethics at the heart of the organisation’s governance.

●	A zero-tolerance policy on bribery and corruption.. How people are rewarded, as pay can influence behaviour.

●	Respect for human rights.

●	Tax transparency.

●	Ethical training for employees.

Appendix C - Proxy Voting Policies and Procedures   83

Where we have serious concerns regarding a board’s actions, or inaction, related to business ethics we will consider taking voting action on an appropriate resolution.
We will review any resolution at company meetings we have identified as covering environmental and social factors. The following will detail our overarching approach and expectations.
Our approach to vote analysis is consistent across active and quantitative investment strategies
Review the resolution, proponent and board statements, existing disclosures, and external research.
Engage with the company, proponents, and other stakeholders as required.
Involve thematic experts, regional specialists, and investment analysts in decision-making to harness a wide range of expertise and include all material factors in our analysis.
Ensure consistency by using our own in-house guidance to frame case-by-case analysis.
Monitor the outcomes of votes.
Follow-up with on-going engagement as required.
Given the nature of the topics covered by these resolutions we do not apply binary voting policies. We adopt a nuanced approach to our voting research and outcomes and will consider the specific circumstances of the company concerned. Our objective is not to vote in favour of all shareholder resolutions but to determine the best outcome for the company in the context of the best outcome for our clients. There are instances where we are supportive of the spirit of a resolution however there may be a reason which prevents our support for the proposal. For example, where the purpose of the resolution is unclear, where the wording is overly prescriptive, when suggested implementation is overly burdensome or where the proposal strays too closely to the board’s responsibility for setting the company’s strategy.
Management Proposals
We are supportive of the steps being taken by companies to provide transparent, detailed reporting of their ESG strategies and targets. While shareholder proposals on environmental and social topics have been common on AGM agendas for several years, an increasing number of companies are presenting management proposals, such as so called ‘say on climate’ votes, for shareholder approval. While we welcome the intention of accountability behind these votes, we have reservations about the potential for them to limit the scope for subsequent investor challenge and diminish the direct responsibility and accountability of the board and individual directors. We believe it is the role of the board and the executive to develop and apply strategy, including ESG strategies, and we will continue to use existing voting items to hold boards to account on the implementation of these strategies. As active investors we also regularly engage with investee companies on ESG topics and find this dialogue to be the best opportunity to provide feedback.
We will review the appropriateness of ‘say on climate’ votes and consider if other voting mechanisms should be applied to ensure both Boards and Executives apply the appropriate rigour to initiate and deliver strategies to support the climate transition.
Shareholder Proposals
The number of resolutions focused on environmental and social (E&S) issues filed by shareholders continues to grow rapidly. The following provides an overview of some of the factors we consider when assessing the most prevalent themes for shareholder proposals.
Climate Change
We are members of the Net Zero Asset Managers Initiatives and this is reflected in our Active Ownership approach. We encourage the companies in which we invest to demonstrate a robust methodology underpinning Paris aligned goals and targets and are supportive of resolutions that will help companies to achieve this. Once a credible climate strategy is in place, we prioritise evidence of implementation over requests to re-draft strategies and targets after only a year or two.
A growing number of resolutions call on companies to increase the transparency of their reporting on climaterelated lobbying. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Lobbying contrary to the objectives of the Paris Agreement is effective in creating climate policy inertia and impeding the transition to net zero economies.
We do not evaluate resolutions in isolation. Our approach recognises the links between corporate governance, strategy and climate approach. Where a company’s operational response to climate change is inadequate, the effectiveness of board oversight and corporate governance may also be called into question.
We expect and encourage companies to:

●	Demonstrate that a robust methodology underpins Paris aligned, net zero goals and targets.

●	Set targets for absolute emission reduction, not just carbon intensity, to show a clear pathway to net zero.

●	Report in alignment with the TCFD framework.

84   Appendix C - Proxy Voting Policies and Procedures

●	Link targets to remuneration and ensure they are reflected in capital expenditure and R&D plans.

●
Carefully manage climate-related lobbying by ensuring appropriate oversight, transparent disclosure of activities, and alignment of activities with the company’s strategy and publicly stated positions.

Diversity & Inclusion
Diversity, Equity & Inclusion (DEI) is an important and growing theme for shareholder resolutions. In recent years resolutions have focussed on racial equity audits, pay gap reporting, transparent disclosure of DEI metrics and assessments of the efficacy of DEI programmes.
A racial equity audit is an independent analysis of a company’s business practices designed to identify practices that may have a discriminatory effect. We are supportive of racial equity audits in relation to internal and external DEI programmes. It is appropriate that these programmes should have KPIs and audit mechanisms in place to measure and evaluate outcomes. Some proposals request racial equity audits of provision of services. We are aware that measuring provision of service is challenging and gathering racial data on customers can be difficult and inappropriate. There are also multiple different factors that can influence service provision and which could be misconstrued as being racially motivated. We will however, support resolutions which are not unduly prescriptive and allow companies to carry out audits within a reasonable timeframe, at a reasonable cost, and excluding confidential or proprietary information.
We consider standardised gender pay gap disclosure to be an important tool for assessing how companies are addressing gender inequality. Reporting on gender pay gaps across global operations can help companies to remain ahead of the regulatory curve. It also enables them to offer better opportunities and remuneration for women around the world. We are therefore supportive of resolutions which are likely to deliver these benefits. Proposals must be carefully drafted to achieve these outcomes. For instance, in the past we have been unable to support resolutions which called for global median gender and racial pay gap reporting as it was unclear how this would reveal potential pay disparities at a local level and how it could be implemented by companies with operations in jurisdictions where collection of racial identity data is illegal.
In the US market we support public disclosure of EEO-1 forms by companies. The EEO-1 form details a comprehensive breakdown of workforce by race and gender according to ten employment categories. The form is submitted privately to the US Equal Employment Opportunity Commission on an annual basis. When publicly disclosed, it offers investors and other stakeholders data in a standardised and comparable form. We have used our engagement programme to ask the companies in which we invest to disclose this form for their US operations while making it central to our D&I voting approach and supporting resolutions that request it.
Human rights
As a supporter of the UN Guiding Principles on Business and Human Rights (UNGPs), we expect companies to demonstrate how human rights due diligence is conducted across operations, services, product use and the supply chain. Companies can have a significant impact on human rights directly through operations and provision of services, and indirectly through product use and the supply chain. In recent years the sale and end-use of controversial technologies, such as facial recognition software, has emerged as a prominent theme.
We expect and encourage companies to:

●	Have robust due diligence processes to assess the actual and potential human rights impacts of their operations, services, product use and supply chain.

●	Conduct customer and supplier vetting processes commensurate with the risk of human rights abuse.

●
Publicly disclose information about the operation of these processes and utilise the UNGPs’ Reporting Framework. This will improve the standard and consistency of human rights reporting and enable more informed investment decision making.

Corporate Lobbying & Political Contributions
Corporate lobbying and political contributions are a recurrent theme of shareholder resolutions, particularly in the US. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Proposals may also request the disclosure of more information regarding the process and rationale for political contributions. We expect companies to make transparent, consolidated disclosures of direct and indirect lobbying and political expenditure. This disclosure should be underpinned by a coherent policy that: explains public policy priorities and the rationale for associated expenditure, identifies the management positions responsible for public policy engagement, and provides appropriate mechanisms for board oversight. These measures should mitigate the risks associated with corporate lobbying and political contributions, protecting the interest of shareholders and other stakeholders.
Nuclear Energy
In the Japanese market nuclear energy is a recurrent theme of shareholder resolutions. The Japanese government is seeking to reduce the nation’s reliance on coal and its energy strategy presents safe nuclear power generation as an important source of base-load power. In this context, resolutions which seek to limit or cease the nuclear operations of an
Appendix C - Proxy Voting Policies and Procedures   85

individual company do not appear to be in the best interests of shareholders and other stakeholders. The health & safety risks associated with nuclear energy are high, must be managed carefully across the industry, and are an important consideration in our voting.
Important Information
This document is strictly for information purposes only and should not be considered as an offer, investment recommendation, or solicitation, to deal in any of the investments or funds mentioned herein and does not constitute investment research. abrdn does not warrant the accuracy, adequacy or completeness of the information and materials contained in this document and expressly disclaims liability for errors or omissions in such information and materials.
Any research or analysis used in the preparation of this document has been procured by abrdn for its own use and may have been acted on for its own purpose. The results thus obtained are made available only coincidentally and the information is not guaranteed as to its accuracy. Some of the information in this document may contain projections or other forward looking statements regarding future events or future financial performance of countries, markets or companies. These statements are only predictions and actual events or results may differ materially. The reader must make their own assessment of the relevance, accuracy and adequacy of the information contained in this document and make such independent investigations, as they may consider necessary or appropriate for the purpose of such assessment. This material serves to provide general information and is not meant to be investment, legal or tax advice for any particular investor. No warranty whatsoever is given and no liability whatsoever is accepted for any loss arising whether directly or indirectly as a result of the reader, any person or group of persons acting on any information, opinion or estimate contained in this document. abrdn reserves the right to make changes and corrections to any information in this document at any time, without notice. This material is not to be reproduced in whole or in part without the prior written consent of abrdn.
Applying ESG and sustainability criteria in the investment process may result in the exclusion of securities within the universe of potential investments. The interpretation of ESG and sustainability criteria is subjective meaning that products may invest in companies which similar products do not (and thus perform differently) and which do not align with the personal views of any individual investor. Furthermore, the lack of common or harmonized definitions and labels regarding ESG and sustainability criteria may result in different approaches by managers when integrating ESG and sustainability criteria into investment decisions. This means that it may be difficult to compare strategies within ostensibly similar objectives and that these strategies will employ different security selection and exclusion criteria. Consequently, the performance profile of otherwise similar vehicles may deviate more substantially than might otherwise be expected. Additionally, in the absence of common or harmonized definitions and labels, a degree of subjectivity is required and this will mean that a product may invest in a security that another manager or an investor would not.
abrdn plc is registered in Scotland (SC286832) at 1 George Street, Edinburgh EH2 2LL.
86   Appendix C - Proxy Voting Policies and Procedures

abrdn Funds
Prospectus
February 28, 2025

abrdn Focused U.S. Small Cap Active ETF (AFSC)

abrdn Emerging Markets Dividend Active ETF (AGEM)

Principal U.S. Listing Exchange: The Nasdaq Stock Market® (“Nasdaq”)

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Summary - abrdn Focused U.S. Small Cap Active ETF

abrdn Focused U.S. Small Cap Active ETF

Objective

The abrdn Focused U.S. Small Cap Active ETF (the “Focused U.S. Small Cap Active ETF” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Distribution Fees	None
Other Expenses(1)	1.39%
Total Annual Fund Operating Expenses	2.04%
Less: Amount of Fee Limitations/Expense Reimbursements(2)	1.39%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.65%

(1) “Other Expenses” have been estimated to reflect expenses expected to be incurred by the Fund for the current fiscal year.

(2) abrdn Funds (the “Trust”) and abrdn Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.65% for the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees of the Board. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses” or “AFFE”) (but excluding AFFE for short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets); and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Focused U.S. Small Cap Active ETF with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual fee limitation until its expiration, which impacts the 1- and 3-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$66	$361	$832	$2,137

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of abrdn Focused U.S. Small Cap Equity Fund (the “Predecessor Fund”), the Predecessor Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Focused U.S. Small Cap Active ETF invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. small-cap companies. The Fund will be managed pursuant to a “focused” strategy whereby the Fund’s investment adviser will typically invest the Fund’s assets in a small number of issuers. Generally, the Fund expects to hold approximately 35 to 45 issuers.

For purposes of the Fund’s 80% policy, a company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:

•	the company is organized under the laws of the United States;

•	the company has its principal office in, or management is located in, the United States; and/or

•	the company has its principal securities trading market in the United States.

The Fund considers small-cap companies to be companies that have market capitalizations similar to those of companies include in the Russell 2000® Index at the time of investment. The range of the Russell 2000® Index was $6.12 million to $14.72 billion as of December 31, 2024.

Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the industrials sector.
1

Summary - abrdn Focused U.S. Small Cap Active ETF

The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund may also invest in non-U.S. companies.

In seeking to achieve the Fund’s investment objective, the Adviser invests in quality companies and is an active, engaged owner. The Adviser then evaluates every company against its own quality criteria and builds conviction using a team-based approach and peer review process. The quality assessment covers five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser. Through fundamental research, supported by a global research presence, the Adviser seeks to identify companies whose quality and future prospects are not yet fully recognized by the market.

Principal Risks

The Focused U.S. Small Cap Active ETF cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund Shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first seven risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Active Management Risk – The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Focus Risk – Funds that invest a greater proportion of their assets in the securities of a smaller number of issuers will be subject to greater volatility with respect to their investments than funds that invest in a larger number of securities.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value.

Market Trading Risk –There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such Shares will develop or be maintained. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund faces numerous market trading risks, including the potential lack of an active market for Shares, disruptions in the securities markets in which the Fund invests, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).

Authorized Participants Risk – The Fund has entered into Authorized Participant AP agreements with only a limited number of institutions. Should these APs cease to act as such or, for any reason, be unable to create or redeem Shares and new APs are not appointed in their place, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Depositary Receipts Risk – Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Liquidity Risk - Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained.
2

Summary - abrdn Focused U.S. Small Cap Active ETF

Preferred Shares Risk – Preferred shares in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred shares on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund’s portfolio, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Fund. Effective after the close of business on February 14, 2025, the Predecessor Fund was reorganized into the Fund (the “Reorganization”). The returns presented for the Fund reflect the performance of the Predecessor Fund. The Fund adopted the performance of the Predecessor Fund as a result of the Reorganization in which the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund. Performance shown below is based on the investment objective and investment strategies utilized by the Predecessor Fund, which were the same as those of the Fund. The Predecessor Fund was managed by the same investment adviser as that of the Fund. The returns presented for the Fund reflect the performance of Institutional Shares of the Predecessor Fund.

The bar chart shows how the performance of the Fund’s Shares (represented by the performance of the Predecessor Fund’s Institutional Class Shares) has varied from year to year. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance and an additional index that more closely reflects the Fund’s investment strategy. The table compares the Fund’s average annual total returns (represented by the performance of the Predecessor Fund’s Institutional Class Shares) to the returns of the Russell 3000® Index, a broad-based securities index, and the Russell 2000® Index. Prior to February 29, 2024, the Predecessor Fund pursued a different investment strategy. Performance for the Fund’s Shares has not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the Predecessor Fund’s Institutional Class Shares. Performance for the Predecessor Fund is based on the NAV per share of the Predecessor Fund shares rather than on market-determined prices. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.abrdn.com/usa/etf or call 844-383-7289.

Annual Total Returns – Institutional Class Shares

(Years Ended Dec. 31)

Highest Return: 18.45% – 2nd quarter 2020

Lowest Return: -18.83% – 2nd quarter 2022

After-tax returns are shown in the following table for Institutional Class Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

3

Summary - abrdn Focused U.S. Small Cap Active ETF

Average Annual Total Returns as of December 31, 2024

	1 Year	5 years	10 years
Institutional Class Shares – Before Taxes	19.50%	9.70%	9.12%
Institutional Class Shares – After Taxes on Distributions	19.50%	7.40%	6.41%
Institutional Class Shares – After Taxes on Distributions and Sales of Shares(1)	11.54%	7.10%	6.50%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	12.00%	8.77%	8.85%

(1)	Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the returns after taxes on distributions and sales of shares to be greater than the returns after taxes on distributions or the returns before taxes.

Investment Adviser

abrdn Inc. serves as the Focused U.S. Small Cap Active ETF’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Christopher Colarik	Head of U.S. Smaller Companies	2024
Scott Eun	Senior Investment Director	2024
Awais Khan, CFA®	Head of ETF Portfolio Management and Capital Markets	2024

Messrs. Colarik and Eun also were the Predecessor Fund’s portfolio managers since 2023 and 2024, respectively.

Purchase and Sale of Fund Shares

The Fund is an exchange-traded fund (“ETF”). Individual Shares may only be purchased and sold in the secondary market through a broker-dealer. Shares are listed for trading on a national securities exchange, such as the Nasdaq. The price of Shares is based on market price, and because ETF Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.abrdn.com/usa/etf.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit the Intermediary’s website for more information.

4

Summary - abrdn Emerging Markets Dividend Active ETF

abrdn Emerging Markets Dividend Active ETF

Objective

The abrdn Emerging Markets Dividend Active ETF (the “Emerging Markets Dividend Active ETF” or the “Fund”) seeks total return consisting of income and long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%
Distribution Fees	None
Other Expenses(1)	0.42%
Acquired Fund Fees and Expenses(2)	0.02%
Total Annual Fund Operating Expenses	1.14%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.44%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.70%

(1) “Other Expenses” have been estimated to reflect expenses expected to be incurred by the Fund for the current fiscal year.

(2) Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

(3) The Trust and the Adviser have entered into a written contract limiting operating expenses to 0.70% for the Fund. This contractual limitation may not be terminated before February 28, 2027 without the approval of the Independent Trustees of the Board. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses” or “AFFE”) (but excluding AFFE for short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets); and (iii) extraordinary expenses, if any. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Dividend Active ETF with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (taking into account the contractual fee limitation until its expiration, which impacts the 1- and 3-Year figures listed below). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$75	$279	$546	$1,311

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year of abrdn Emerging Markets Dividend Fund (the “Predecessor Fund”), the Predecessor Fund’s portfolio turnover rate was 122% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Emerging Markets Dividend Active ETF invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies that pay dividend income. The Fund will invest primarily in common stocks but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

•	the company is organized under the laws of an emerging market country;
•	the company has its principal office in, or management is located in, an emerging market country; and/or
•	the company has its principal securities trading market in an emerging market country.

An emerging market country is any country included in the MSCI Emerging Markets Index or determined by the Adviser or Sub-adviser to have similar emerging market characteristics. Emerging market countries may include countries considered to be frontier markets. A frontier market country is any country included in the MSCI Frontier Markets Index or determined by the Adviser or Sub-adviser to have similar frontier market characteristics. At times, the Fund may have a significant amount of its assets invested in a country or geographic region, including through an exchange-traded fund or by any other available means, such as through American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“ADRs”) or Global Depositary Receipts
5

Summary - abrdn Emerging Markets Dividend Active ETF

(“GDRs”). The Fund currently anticipates that it will invest a significant amount of its assets in securities economically tied to India, Taiwan and in Mainland China, including through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect program or by any other available means. The Fund may invest in securities denominated in U.S. Dollars and currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector. The Fund currently anticipates that it will have significant exposure to the financials and information technology sectors.

In seeking to achieve the Fund’s investment objective, the investment team narrows the investable universe by looking at the dividend potential of companies and focusing on fundamental factors. The Adviser’s and Sub-adviser’s primary focus is on stock selection using research techniques to select individual holdings. The investment team places particular emphasis on understanding business fundamentals and dynamics and the impact this has on cash flow generation and a company’s ability to allocate cash effectively. The investment team seeks to allocate the Fund’s assets to high dividend paying companies and companies that the Adviser and Sub-adviser believe are growing their dividend over time.

The Adviser and Sub-adviser’s consideration of fundamental factors includes, among other things, a quality assessment focused on five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which the Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser and Sub-adviser.

Principal Risks

The Emerging Markets Dividend Active ETF cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund Shares – may fluctuate. The following is a list of the principal risks of investing in the Fund (in alphabetical order after the first nine risks).

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Equity Securities Risk – The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline).

Active Management Risk – The Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Emerging Markets Risk – Emerging markets are countries generally considered to be relatively less developed or industrialized, and investments in emerging markets countries are subject to a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

China Risk. Investments in China and Hong Kong subject the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments. The Fund may gain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. The Chinese government could intervene with respect to VIEs, which could significantly affect the Chinese company’s performance and the enforceability of the VIE’s contractual arrangement with the Chinese company.

Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect Risk. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China.

India Risk. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and the Fund, market conditions, and prices and yields of securities in the Fund’s portfolio.

Taiwan Risk. Including risks associated with investing in emerging markets, a Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.

Dividend Strategy Risk – There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
6

Summary - abrdn Emerging Markets Dividend Active ETF

Foreign Currency Exposure Risk – The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk – Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Market Trading Risk – There can be no assurance as to the price at which, or volume in which, it may at any time be possible to buy or sell Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such Shares will develop or be maintained. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, the Fund faces numerous market trading risks, including the potential lack of an active market for Shares, disruptions in the securities markets in which the Fund invests, periods of high market volatility and disruptions in the creation/redemption process. Any of these may lead to times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount).

Authorized Participants Risk – The Fund has entered into Authorized Participant AP agreements with only a limited number of institutions. Should these APs cease to act as such or, for any reason, be unable to create or redeem Shares and new APs are not appointed in their place, Shares may trade at a discount to the Fund’s NAV and possibly face delisting.

Cash Transactions Risk – Unlike certain exchange-traded funds (“ETFs”), the Fund expects to effect its redemptions partially for cash, rather than primarily for in-kind securities. As such, investments in Shares may be less tax-efficient than an investment in a conventional ETF which generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Depositary Receipts Risk – Investments in depositary receipts may entail the special risks of investing in foreign securities, including currency exchange fluctuations, government regulations, and the potential for political and economic instability.

ESG Integration Risk – To the extent ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics are not the only factors considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.

Frontier Markets Risk - Frontier markets involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.

Liquidity Risk - Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained.

Mid-Cap Securities Risk–Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Preferred Shares Risk – Preferred shares in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred shares on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Sector Risk – To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Small-Cap Securities Risk – Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value.

Valuation Risk – The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.
7

Summary - abrdn Emerging Markets Dividend Active ETF

For additional information regarding the above identified risks, see “Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Fund. Effective after the close of business on February 14, 2025, the Predecessor Fund was reorganized into the Fund (the “Reorganization”). The returns presented for the Fund reflect the performance of the Predecessor Fund. The Fund adopted the performance of the Predecessor Fund as a result of the Reorganization in which the Fund acquired all of the assets and assumed certain stated liabilities of the Predecessor Fund. Performance shown below is based on the investment objective and investment strategies utilized by the Predecessor Fund, which were the same as those of the Fund. The Predecessor Fund was managed by the same investment adviser and sub-adviser as that of the Fund. The returns presented for the Fund reflect the performance of Institutional Shares of the Predecessor Fund.

The bar chart shows how the performance of the Fund’s Shares (represented by the performance of the Predecessor Fund’s Institutional Class Shares) has varied from year to year. The table compares the Fund’s average annual total returns (represented by the performance of the Predecessor Fund’s Institutional Class Shares) to the returns of the MSCI Emerging Markets Index (Net TR), a broad-based securities index. Prior to February 29, 2024, the Predecessor Fund pursued a different investment strategy. Performance for the Fund’s Shares has not been adjusted to reflect the Fund’s Shares’ lower expenses than those of the Predecessor Fund’s Institutional Class Shares. Performance for the Predecessor Fund is based on the NAV per share of the Predecessor Fund shares rather than on market-determined prices. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.abrdn.com/usa/etf or call 844-383-7289.

Annual Total Returns – Institutional Class Shares

(Years Ended Dec. 31)

Highest Return: 18.71% – 2nd quarter 2020

Lowest Return: -23.57% – 1st quarter 2020

After-tax returns are shown in the following table for Institutional Class Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2024

	1 Year	5 years	10 years
Institutional Class Shares – Before Taxes	7.51%	2.87%	3.69%
Institutional Class Shares – After Taxes on Distributions	6.52%	1.98%	2.59%
Institutional Class Shares – After Taxes on Distributions and Sales of Shares(1)	4.45%	1.80%	2.34%
MSCI Emerging Markets Index (Net TR) (reflects deductions for expenses and taxes)	7.50%	1.70%	3.64%

Investment Adviser

abrdn Inc.  serves as the Emerging Markets Dividend Active ETF’s investment adviser. abrdn Investments Limited serves as the Fund’s sub-adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being responsible for the day-to-day management of the Fund, with Matt Williams serving as lead portfolio manager and Gabriel Sacks heading the portfolio construction group:

Name	Title	Served on the Fund Since
Matt Williams, CFA®	Senior Investment Director	2024
Gabriel Sacks, CFA®	Investment Director	2024
Awais Khan, CFA®	Head of ETF Portfolio Management and Capital Markets	2024

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Summary - abrdn Emerging Markets Dividend Active ETF

Messrs. Williams and Sacks also were the Predecessor Fund’s portfolio managers since 2024.

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual Shares may only be purchased and sold in the secondary market through a broker-dealer. Shares are listed for trading on a national securities exchange, such as the Nasdaq. The price of Shares is based on market price, and because ETF Shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at www.abrdn.com/usa/etf.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit the Intermediary’s website for more information.

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Additional Information about Principal Strategies

Investment Objectives. The investment objective of each Fund is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Funds may be changed by the Board of Trustees without shareholder approval.

80% Investment Policy. If either Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Fund.

Derivatives. To the extent that a Fund invests in derivatives with an underlying asset with economic characteristics similar to the investments included in the investment policies described under “Principal Strategies” of such Fund’s “Summary” section above, the market value or notional value of such derivative, depending on the exposure provided by the type of derivative, would be included to meet the applicable investment policy, except for 80% policies required by Rule 35d-1 with respect to which market value would be included.

abrdn Focused U.S. Small Cap Active ETF

In seeking to achieve the Fund’s investment objective, the Adviser invests in quality companies and is an active, engaged owner. The Adviser then evaluates every company against quality criteria and builds conviction using a team-based approach and peer review process. The quality assessment covers five key factors: (1) the durability of the business model, (2) the attractiveness of the industry, (3) the strength of financials, (4) the capability of management, and (5) the most material environmental, social and governance (“ESG”) factors impacting a company. Examples of ESG factors considered by the Adviser include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Adviser.

Through fundamental research, supported by a global research presence, the Adviser seeks to identify companies whose quality and future prospects are not yet fully recognized by the market.

The Adviser may sell a security when it perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.

abrdn Emerging Markets Dividend Active ETF

In seeking to achieve the Fund’s investment objective, the Adviser and Sub-adviser (together, the “Advisers”) narrow the investable universe by looking at the dividend potential of companies and focusing on fundamental factors. The Advisers’ primary focus is on stock selection using research techniques to select individual holdings. The investment team places particular emphasis on understanding business fundamentals and dynamics and the impact this has on cash flow generation and a company’s ability to allocate cash effectively. The investment team seeks to allocate the Fund’s assets to high dividend paying companies and companies that the Advisers believe are growing their dividend over time.

The Advisers’ consideration of fundamental factors includes, among other things, a quality assessment focused on five key factors: 1) the durability of the business model, 2) the attractiveness of the industry, 3) the strength of financials, 4) the capability of management, and 5) the most material environmental, social and governance (“ESG”) factors impacting a company. Examples of ESG factors considered by the Advisers include, but are not limited to, carbon emissions, climate risks, labor management, employee safety and corporate governance. The specific factors considered may vary depending on the type of company being evaluated. As ESG information is just one investment consideration, ESG considerations generally are not solely determinative in any investment decision made by the Advisers.

The Advisers may sell a security when a company no longer meets their investment criteria or the Advisers have found better opportunities elsewhere.

Additional Information on Engagement and Proxy Voting on ESG Issues

More information about the Advisers’ approach to engagement is described in Appendix C to the Statement of Additional Information (“SAI”).

Additional Information about EU Tax Reclaims.

The predecessor fund of abrdn Emerging Markets Dividend Fund, the Predecessor Fund of abrdn Emerging Markets Dividend Active ETF (the “Previous Predecessor Fund”), received payments on tax reclaims from some European jurisdictions related to prior years (2005-2020) in accordance with European Union law under Article 63 of the Treaty on the Functioning of the European Union (the “Article 63 EU Tax Reclaims”). In the tax years for which the Previous Predecessor Fund filed Article 63 EU Tax Reclaims, certain shareholders were able to reduce their federal income taxes based upon the amount of taxes that the Previous Predecessor Fund paid to foreign jurisdictions. The receipt by the Previous Predecessor Fund of the tax reclaims from these jurisdictions also results in a tax liability to the Previous Predecessor Fund to offset the tax benefits that shareholders received in the past in the form of deductions or credits in prior years relating to such reclaimed amounts. Based on information available as of the date of this Prospectus, an estimated tax amount has been accrued and is reflected within the Predecessor Fund’s net asset value and performance. The estimated tax is based upon the Internal Revenue Service’s method of calculation disclosed in 2022. If the actual tax payable is greater than the amount currently accrued, and subject to the level of assets under management at the time of any subsequent adjustments, the Predecessor Fund’s expenses, net asset value and performance may be materially adversely impacted.

Performance shown for periods after December 16, 2016 for the Previous Predecessor Fund reflects the Previous Predecessor Fund’s receipt of various payments of Article 63 EU Tax Reclaims related to the prior years. Prior to this receipt there was no certainty that the Previous Predecessor Fund would receive any amounts, and thus the Previous Predecessor Fund’s performance previously did not reflect any anticipated receipt of these payments. The receipt of these extraordinary payments effectively increased the Previous Predecessor Fund’s performance for all periods that include payments in a manner that may not recur in the future, and the Predecessor Fund’s performance was significantly higher for those periods than it would have been had the Predecessor Fund not received payment of the Article 63 EU Tax Reclaims.

Consistent with U.S. GAAP accrual requirements, for uncertain tax positions, the Predecessor Fund recognizes Article 63 EU Tax Reclaims when it is more likely than not that the fund will sustain its position that it is due the reclaim. During the year ended October 31, 2024, Article 63 EU Tax reclaims and interest, as applicable, were paid to the Predecessor Fund related to French dividend withholding tax, representing $968,148 on various receipt dates for the Predecessor Fund, which had been previously recorded in the Predecessor Fund’s net asset value during the fiscal year 2022.

As of October 31, 2024, the Predecessor Fund has remaining Article 63 EU Tax Reclaims, primarily related to Germany and Spain. Certain of the outstanding Article 63 EU Tax Reclaims related to Germany and Spain are not deemed to meet the recognition criteria under U.S. GAAP as of October 31, 2024, and have not been recorded in the Predecessor Fund’s net asset value. As of October 31, 2024, the total amount of outstanding reclaims (before the impact of interest, tax or additional costs incurred in the pursuit of such reclaims) filed with Germany and Spain represents approximately $2,821,194 for the Predecessor Fund. These amounts net of estimated taxes represent $1,622,187 for the Predecessor Fund. Recognition by the Fund of these amounts would have a positive impact on the Fund’s performance.

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The receipt of Article 63 EU reclaims from these jurisdictions also results in a tax liability to the shareholders to offset the tax benefits that shareholders received in the past. Such amounts are estimated based on a closing agreement template created by the IRS, which is applicable to all industry participants, in relation to the remittance by a fund of taxes due by its shareholders and paid on their behalf by the fund. The Fund accrues this tax liability which each intends to settle on behalf of its shareholders in accordance with U.S. GAAP.

As of October 31, 2024, an estimated tax amount has been accrued of $357,966 for the Predecessor Fund related to the reclaims received during the period from France. This amount is reflected as Payable to IRS on behalf of shareholders related to Article 63 EUTax reclaims on the accompanying Statements of Assets and Liabilities.

In October 2024, the Predecessor Fund executed a closing agreement with the IRS, which finalized the amount of taxes to be paid on behalf of shareholders related to the reclaims and interest received from Spain in 2023. The amount paid to the IRS in the Predecessor Fund was $1,808,852, which were previously recorded in each Fund’s respective net asset value during the fiscal year 2022.

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Additional Information about Investments, Investment Techniques and Risks

The principal investments and principal risks of each Fund are disclosed in each Fund’s Summary section. The table below and the paragraphs that follow provide more information about the principal investments and techniques that each Fund may use and the related risks. A check mark (“✔”) indicates a principal risk to which a Fund is subject.

The absence of a check mark for a Fund with respect to a particular risk does not indicate that such Fund is not exposed to such risk at all, but only that it is not a principal risk. The SAI contains information about additional investments in which each Fund may invest to a lesser degree and additional risks to which each Fund may be subject. The order of the below investments, investment techniques and risks does not indicate their significance.

	Emerging Markets Dividend Active ETF	Focused U.S. Small Cap Active ETF
Active Management Risk	✔	✔
Authorized Participants Risk	✔	✔
Cash Transactions Risk	✔
Cybersecurity Risk	✔	✔
Depositary Receipts Risk	✔	✔
Dividend Strategy Risk	✔
Emerging Markets Risk	✔
Equity Securities Risk	✔	✔
ESG Integration Risk	✔	✔
Focus Risk		✔
Foreign Currency Exposure Risk	✔	✔
Foreign Securities Risk	✔	✔
Frontier Markets Risk	✔
Issuer Risk	✔	✔
Liquidity Risk	✔	✔
Market Risk	✔	✔
Market Trading Risk	✔	✔
Mid-Cap Securities Risk	✔
Other Investment Companies Risk	✔
Preferred Shares Risk	✔	✔
Sector Risk	✔	✔
Small-Cap Securities Risk	✔	✔
Temporary Defensive Positions	✔	✔
Trading Risk	✔	✔
Valuation Risk	✔	✔

Active Management Risk – Each Fund is subject to the risk that the Adviser or Sub-adviser may make poor security selections. The Adviser or Sub-adviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser or the Sub-adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies. Each Fund is also subject to the risk that deficiencies in the internal systems or controls of the Adviser or Sub-adviser or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systematic) could prevent a Fund from purchasing a security expected to appreciate in value.

Authorized Participants Risk – Only an authorized participant that has entered into an agreement with a Fund’s distributor (an “Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund, and none of those APs is obligated to engage in creation and/or redemption transactions. The Funds have entered into AP agreements with only a limited number of institutions. Should these APs cease to act as such or for any reason be unable to create or redeem Shares and new APs not appointed in their place, Shares may trade at a discount to that Fund’s NAV and possibly face trading halts or delisting.

Cash Transactions Risk - Unlike certain ETFs, the abrdn Emerging Markets Dividend Active ETF may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Cybersecurity Risk – Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk – There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. A Fund may hold securities for

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short periods of time related to the dividend payment periods for those securities and may experience loss during these periods. There is the possibility that the anticipated acceleration of dividend could not occur.

Depositary Receipts Risk – The Fund may invest in depositary receipts, which involve similar risks to those associated with investments in foreign securities. Depositary receipts are receipts listed on U.S. or foreign exchanges issued by banks or trust companies that entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. The issuers of certain depositary receipts are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market. The issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance.

Emerging Markets Risk – The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Emerging market securities may also be less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.

Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Emerging market countries may be dependent on the economies of certain key trading partners, and a reduction in spending on products and services or changes in those economies or their relationships with countries in those regions may cause an adverse impact on the regional economy. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets, as well as political uncertainty, corruption, military intervention, social unrest or natural disasters. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. For these and other reasons, investments in emerging markets are often considered speculative. A Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.

China Risk. In addition to the risks discussed above under “Emerging Markets Risk,” as well as the risks described below under “Foreign Securities Risk,” investing in China presents additional risks. Concentrating investments in China and Hong Kong may make a Fund significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration.

The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. In particular, the current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Recent developments in relations between the U.S. and China have raised concerns regarding trade restrictions between the two countries, which could negatively impact a Fund. It is currently impossible to predict whether further restrictions will be placed on trade between China and the U.S.

Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. The China securities market has, at times, experienced considerable volatility and has historically been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.

Variable Interest Entities. A Fund may gain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law, or that the Chinese government may cease to tolerate VIEs at any time or impose new restrictions on the structure. If these risks materialize, the value of a Fund’s investments in VIEs could be adversely affected and a Fund could incur significant losses with no recourse available.

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VIE structures, and investments in China in general, could also face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board (“PCAOB”) or other regulators. Under the Holding Foreign Companies Accountable Act (“HFCAA”), if the PCAOB determines that authorities in China have obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. If these risks materialize, the value of investments in VIEs, and investments in China in general, could be adversely affected and a fund could incur significant losses with no recourse available.

Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities (described below under “ – Direct China Securities”). For a more detailed analysis and explanation of the specific risks of investing in China, please see “Emerging Markets Securities – Investing in China” in the SAI.

Direct China Securities. Historically, direct investments in foreign investments in stocks, bonds and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments approved by the Chinese regulators (collectively referred to as “China Securities”) were not eligible for investment by non-Chinese investors. abrdn Asia Limited (“aAL”) has been granted a qualified foreign institutional investor license and a renminbi qualified foreign institutional investor license, which allow aAL to invest in

China Securities for its clients. aAL is authorized to invest in China Securities for all of its clients only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”) under each license (the “Quotas”). The provisions regarding such Quotas may be subject to change with little or notice given by SAFE. The China A Fund invests in China Securities directly, together with other aAL clients, subject to the Quotas granted to aAL.

The QFII Quota is measured by aAL’s investments across all accounts that it manages that are invested in China Securities using the QFII Quota. The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied. Net realized profits may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. SAFE retains its power to exercise macro prudential supervision over the repatriation of capital by QFIIs, based on China’s financial situation, FX market supply and demand and international balance of payment position. Chinese authorities could change the regulations applicable to QFIIs at any time.

Where the China A Fund is invested through aAL’s RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time (“RQFII Regulations”). Currently, there is no regulatory prior approval requirement for repatriation of funds from aAL’s RQFII Quota but net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. There is no certainty that additional regulatory restrictions will not be imposed on the repatriation of funds in the future. The RQFII license and the RQFII Regulations governing investments by RQFIIs in China may be changed with little or no notice. The CSRC and SAFE have been given wide discretions in the RQFII Regulations and there is no precedent as to how these discretions might be exercised. At this stage of development, the RQFII Regulations may be subject to further revisions; there is no assurance whether such revisions will prejudice the RQFII, or whether aAL’s RQFII quota, which is subject to review from time to time by CSRC and SAFE, may be removed substantially or entirely. CSRC and/or SAFE may have power in the future to impose new restrictions or conditions on or terminate aAL’s RQFII license, which may adversely affect the Fund and its shareholders. It is not possible to predict how such changes would affect the Fund.

Although China’s laws permit the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder. The Fund has been advised that, as a matter of Chinese law, the assets belong to the relevant client and not the QFII license holder. There is a risk that creditors of aAL may assert that aAL is the legal owner of the securities and other assets in the accounts. Nonetheless, if a court upholds a creditor’s assertion that the assets held under the QFII Quota belong to aAL as license holder, then creditors of aAL could seek payment from the China Securities held under the QFII Quota. For more information, please see “Investing in China” in the SAI.

Stock Connect. Investing in China A shares through Stock Connect involves various considerations and risks, including, but not limited to, illiquidity risk; currency risk; greater price volatility; legal and regulatory uncertainty risk; execution risk; operational risk; tax risk; credit risk; and economic, social and political instability of the stock market in the People’s Republic of China (“PRC”).

In recent years, non-Chinese investors, including the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs.

China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). China A shares through the Stock Connect Programs are held by third party securities settlement systems in Hong Kong (Hong Kong Securities Clearing Company (“HKSCC”)) and the PRC (“ChinaClear”) where they are mixed with other investors’ assets and may be subject to lower safekeeping, segregation and record keeping requirements than investments held domestically. It is considered unlikely that ChinaClear will become insolvent but, if it does so, HKSCC is likely to seek to recover any outstanding China A shares from ChinaClear through available legal channels but it is not obligated to do so. If HKSCC does not enforce claims against ChinaClear these funds may not be able to recover their China A shares. China A shares traded through Stock Connect are uncertificated and are held in the name of HKSCC or its nominee. PRC law may not recognize the beneficial ownership of the China A shares by these funds and, in the event of a default of ChinaClear, it may not be possible for the China A shares held by these funds to be recovered.

Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A shares would be rejected once the Daily Quota is exceeded (although the Funds will be permitted to sell China A shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk and regulations that are relatively untested and subject to change. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Funds may not be able to acquire or dispose of China A shares through Stock Connect in a timely manner, which could adversely affect the Funds’ performance.

India. Political, economic, social and other factors in India may adversely affect a Fund’s performance. An emerging market such as India has undergone and may continue to undergo rapid change and lack the social, political and economic stability of more developed countries. The value of the Fund’s assets may be adversely affected by political, economic, social and religious factors, changes in Indian law or regulations and the status of India’s relations with other countries. In addition, the economy of India may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Agriculture occupies a more prominent position in the Indian

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Fund Details

economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. Moreover, the Indian economy remains vulnerable to natural disasters, such as droughts and monsoons. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy, which could affect private sector companies and a Fund, market conditions, and prices and yields of securities in a Fund’s portfolio. Further, the economies of developing countries such as India generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The Indian economy also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.

There is also the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war or terrorist attacks). All of these factors could adversely affect the economy of India, make the prices of Indian securities generally more volatile than the prices of securities of companies in developed markets and increase the risk of loss to a Fund.

The securities market in India is substantially smaller, less liquid and significantly more volatile than the securities market in the United States. The relatively small market capitalizations of, and trading values on, Indian stock exchanges may cause the Fund’s investments in securities listed on these exchanges to be comparatively less liquid and subject to greater price volatility than comparable  U.S. investments. In addition, Indian securities markets are less developed than U.S. securities markets. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Issuers in India are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Indian issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. There is substantially less publicly available information about Indian issuers than there is about U.S. issuers.

A high proportion of the shares of many Indian issuers are held by a limited number of persons, which may limit the number of shares available for investment by a Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which a Fund has invested could dilute the earnings per share of a Fund’s investment and could adversely affect the market price of such securities. Sales of securities by such issuer’s major stockholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities and, in turn, a Fund’s investment. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Furthermore, restrictions or controls applicable to foreign investment in the securities of issuers in India may also adversely affect a Fund’s investments within the country. The availability of financial instruments with exposure to Indian financial markets may be substantially limited by restrictions on foreign investors and subject to regulatory authorizations. Foreign investors are required to observe certain investment restrictions, including limits on shareholdings, which may impede a fund’s ability to invest in certain issuers or to fully pursue its investment objective. These restrictions may also have the effect of reducing demand for, or limiting the liquidity of, such investments. There can be no assurance that the Indian government will not impose restrictions on foreign capital remittances abroad or otherwise modify the exchange control regime applicable to foreign investors in such a way that may adversely affect the ability of a Fund to repatriate their income and capital.

Indian stock exchanges have in the past experienced substantial fluctuations in the prices of their listed securities. They have also experienced problems such as temporary exchange closures, broker defaults, settlement delays and broker strikes that, if they occur again in the future, could affect the market price and liquidity of the Indian securities in which the Fund invests. In addition, the governing bodies of the various Indian stock exchanges have from time to time imposed restrictions on trading in certain securities, limitations on price movements and margin requirements. Disputes have also occurred from time to time among listed companies, the stock exchanges and other regulatory bodies, and in some cases those disputes have had a negative effect on overall market sentiment. The foregoing factors could impede the ability of the Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the net asset value of a Fund’s shares of common stock and the price at which those shares trade.

There is less regulation and monitoring of Indian securities markets and the activities of investors, brokers and other participants than in the United States. Moreover, issuers of securities in India are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the timely disclosure of information. Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights may differ from those that may apply in other jurisdictions. Stockholders’ rights under Indian law may not be as extensive as those that exist under the laws of the United States. A Fund may therefore have more difficulty asserting its rights as a stockholder of an Indian company in which it invests than it would as a stockholder of a comparable American company. A Fund may also have difficulty enforcing foreign judgments against Indian companies or their management.

Taiwan. Including risks associated with investing in emerging markets, a Fund’s investment in or exposure to Taiwan is also subject to risks associated with, among other things, currency fluctuations, commodity shortages, less liquidity, expropriation, confiscatory taxation, nationalization and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of Taiwan. In addition, investments in Taiwan could be adversely affected by political and economic relationship with China.

Equity Securities Risk – Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry), or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of a Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests. Equity securities may be subject to increased risk during periods of economic or market uncertainty or difficulty. Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

ESG Integration Risk – To the extent the ESG factors are used to evaluate investments, the consideration of such factors may adversely affect a Fund’s performance. Not every ESG factor may be identified or evaluated for every investment. ESG characteristics may not be the only factors

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Fund Details

considered and, as a result, the issuers in which a Fund invests may not be issuers with favorable ESG characteristics or high ESG ratings. The application of ESG factors may result in a Fund performing differently than its benchmark index and other funds in its peer group that do not consider ESG factors or consider different ESG factors.

Focus Risk – Funds that invest a greater proportion of their assets in the securities of a smaller number of issuers will be subject to greater volatility with respect to their investments than funds that invest in a larger number of securities.

Foreign Currency Exposure Risk – Funds that invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact a Fund more greatly to the extent the Fund does not hedge its currency risk.

To manage currency risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. In addition, the Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of a Fund’s hedge. Certain Funds may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to the U.S. Dollar or to other currencies in which a Fund’s holdings are denominated (see “Non-Hedging Foreign Currency Trading Risk” for more detail). Losses on such transactions may not be offset by gains from other Fund assets.

A Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.

Foreign Securities Risk – The Funds use various criteria to determine to which country or countries the securities in which the Funds invest are economically tied. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by a Fund are significantly impacted by its U.S. activities. Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer’s securities held by a Fund are significantly impacted by non-U.S. activities. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•	political and economic changes and/or instability, including adverse consequences stemming from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions;

•	the impact of currency exchange rate fluctuations;

•	reduced information about issuers;

•	higher transaction costs;

•	less stringent regulatory and accounting standards; and

•	delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent that a Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. The risks of investing in foreign securities are increased in connection with investments in emerging markets. See “Emerging Markets Risk” above.

Frontier Markets Risk - The risks associated with investments in frontier market countries include all the risks described above for investments in “Foreign Securities” and “Emerging Markets Securities,” although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Issuer Risk – The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Liquidity Risk - A Fund may make investments that are, or may become, less liquid due to various factors, including general market conditions or conditions impacting the issuer of, or counterparty to, the investment. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be fewer trading opportunities available for the investments. Less liquid investments may have higher risks than more liquid investments. These risks may be magnified as interest rates rise or in other circumstances. If a Fund is forced to sell a less liquid investment to fund redemptions or to raise cash, it may be forced to sell the investment at a loss or for less than its fair value. Generally, only APs may redeem Shares. Investors other than APs wishing to realize their Shares will generally need to rely on secondary trading in the public trading market. There can be no assurance as to the price at which, or volume in which, it may at any time be possible to realize Shares in the public trading market. Although the Shares are listed for trading on Nasdaq, there can be no assurance that an active trading market for such shares will develop or be maintained.

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Fund Details

Market Risk – Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•	corporate earnings;

•	production;

•	management;

•	sales; and

•	market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies, natural/environmental disasters, recessions, inflation, rapid interest rate changes and supply chain disruptions. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and interest rate hikes. The impact of these policies and legislative changes on the markets, and the practical implications for market participants, may not be fully known for some time. A reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely impact the Fund’s investments. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Market Trading Risk – As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV when purchased and sold in the secondary market, there may be times when the market price of the Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines. The market price of a Fund’s shares on an exchange during the trading day, like the price of any exchange-traded security, includes a “bid/ask” spread charged by the exchange specialist, market makers or other participants that trade the Fund’s shares. In times of severe market disruption, the bid/ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Where all or a portion of underlying ETF securities trade in a market that is closed when the market in which the ETF’s shares are listed and trading is open, there may be changes between the last quote from the closed foreign market and the value of such security during the ETF’s domestic trading day. This in turn could lead to differences between the market price of the ETF shares and the underlying value of those shares.

An ETF has a limited number of intermediaries that act as Authorized Participants, and none of these Authorized Participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able and willing to create or redeem, Shares may trade at a discount to NAV and possibly face trading halts and/or delisting. Additionally, while Fund Shares are listed for trading on an exchange, there can be no assurance that active trading markets for Fund Shares will be maintained by market makers or Authorized Participants.

Decisions by market makers or Authorized Participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the creation/redemption process in maintaining the relationship between the underlying value of the Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares.

Mid-Cap Securities Risk – Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.

Other Investment Companies Risk – Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.

Preferred Shares Risk – Preferred shares in which the Fund may invest represent equity or ownership interests in issuers that pay dividends at a specified rate and have precedence over common shares in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred shares. If interest rates rise, the fixed dividend on preferred shares may be less attractive, causing the price of preferred shares to decline. Preferred shares may have mandatory sinking fund

17

Fund Details

provisions, as well as provisions allowing the shares to be called or redeemed prior to its maturity, which can have a negative impact on the share’s price when interest rates decline.

Sector Risk – To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. As disclosed under “Principal Risks” in the Summary section for the applicable Fund, certain Funds have a significant portion of their assets invested in securities in, and are therefore subject to the risks of, the sectors described below.

Financials Sector Risk. To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Small-Cap Securities Risk – In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer-term investment view and may not be appropriate for all investors. These risks may be exacerbated for micro-cap securities.

Temporary Defensive Positions – Generally, each Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:

•	short-term U.S. Government securities;

•	certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

•	prime quality commercial paper;

•	repurchase agreements covering any of the securities in which the Fund may invest directly; and

•	shares of money market funds.

The use of temporary defensive positions prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

In addition, pending investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the Investment Company Act of the 1940, as amended (the “1940 Act”).

Trading Risk – Although Shares are listed for trading on Nasdaq (the “Listing Exchange”) and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Listing Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares may be halted due to market conditions or for reasons that, in the view of the Listing Exchange, make trading in shares inadvisable. In addition, trading in shares on the Listing Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Listing Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that Shares will trade with any volume, or at all, on any stock exchange.

Valuation Risk –  The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell that Fund’s shares.

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Portfolio Holdings

Portfolio Holdings Disclosure – Information about each Fund’s daily portfolio holdings is available at www.abrdn.com/usa/etf. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (October 31) and its second fiscal quarter (April 30) in its reports to shareholders on Form N-CSR. Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC as an exhibit to its reports on Form N-PORT. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the SAI.

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Fund Management

Investment Adviser

abrdn Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis. abrdn Inc. also served as the investment adviser to the Predecessor Funds.

The Adviser is a wholly-owned subsidiary of abrdn Holdings Limited, which has its registered offices at 1 George Street, Edinburgh, United Kingdom, EH2 2LL. abrdn Holdings Limited is a wholly-owned subsidiary of abrdn plc  (“abrdn”), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. abrdn plc, combined with its subsidiaries and affiliates, manages approximately $463 billion in assets as of December 31, 2024. abrdn provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.

In rendering investment advisory services, the Adviser, and Sub-adviser described below, may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the abrdn plc affiliates, including the Funds, as associated persons of the Adviser or Sub-adviser. No remuneration is paid by the Funds with regards to the MOU.

Sub-adviser

abrdn Emerging Markets Dividend Active ETF

abrdn Investments Limited (“aIL”), a Scottish Company, serves as Sub-adviser to the Emerging Markets Dividend Active ETF. aIL’s registered office is located at 1 George Street, Edinburgh, United Kingdom, EH2 2LL. aIL is responsible for the day-to-day management of the Emerging Markets Dividend Active ETF. To the extent that aIL does not have management over a specific portion of the Fund’s assets, aIL will assist the Adviser with oversight for the Fund. When a portfolio management team from aIL is allocated a specific portion of the Fund’s assets to manage, it will receive a fee from the Adviser for its investment management services. aIL is an affiliate of the Adviser and wholly owned by abrdn plc.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement for the Funds and the sub-advisory agreement for the Emerging Markets Dividend Active ETF will be available in the Funds’ first Form N-CSR.

Management Fees

Each Fund pays the Adviser a management fee based on its average daily net assets. With respect to each Fund that has a Sub-adviser(s), the Adviser pays the Sub-adviser(s) from the management fee it receives.

The total annual advisory fees each Fund pays the Adviser (as a percentage of its average daily net assets) are set forth in the following table. The actual management fee rate paid by each Predecessor Fund for the fiscal year ended October 31, 2024, taking into account the expense limitation that was in effect for the Predecessor Fund during the year, was 0.00% and 0.33% for abrdn Focused U.S. Small Cap Equity Fund and abrdn Emerging Markets Dividend Fund, respectively. The actual management fee rate paid by each Predecessor Fund for the fiscal year ended October 31, 2024, without taking into account the expense limitations that were in effect for the Predecessor Funds during the year, was 0.75%.

Fund Assets	Management Fee
abrdn Focused U.S. Small Cap Active ETF
On all assets	0.65%

abrdn Emerging Markets Dividend Active ETF
On all assets	0.70%

The Adviser has entered into a written expense limitation agreement dated December 11, 2024 with the Trust on behalf of the Funds listed in the table below through February 28, 2027. The expense limitation excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses” or “AFFE”) (but excluding AFFE for short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets); and (iii) extraordinary expenses for a Fund. Pursuant to such expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Fund as follows:

Name of Fund	Expense Limitation
abrdn Focused U.S. Small Cap Active ETF	0.65%
abrdn Emerging Markets Dividend Active ETF	0.70%

Under certain circumstances, the Adviser may recoup amounts reimbursed under the expense limitation agreements. Please refer to “Fees and Expenses of the Fund” in the “Fund Summaries” section of this Prospectus for more information regarding the expense limitation agreements.

Portfolio Management

The Adviser and Sub-adviser generally use a team-based approach for the management of each Fund. Information about the abrdn team members jointly and primarily responsible for the day-to-day management of each Fund is included below.

abrdn Focused U.S. Small Cap Active ETF

The Focused U.S. Small Cap Active ETF is managed by the Developed Markets Equity Team and Awais Khan, Head of ETF Portfolio Management and Capital Markets. The Developed Markets Equity Team works in a truly collaborative fashion with portfolio managers, sector analysts and ESG specialists across the team working closely together. The depth and experience across the team globally allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The named portfolio managers are jointly and primarily responsible for the day-to-day management of the Fund. They are:

Portfolio Manager	Fund(s)

Christopher Colarik, Head of U.S. Smaller Companies

Chris Colarik is the Head of U.S. Smaller Companies responsible for US Small and Smid Cap strategies. Chris joined abrdn in 2023 after having spent over two decades at Glenmede Investment Management as a portfolio manager on the Small Cap Equity strategy. Prior to joining Glenmede in 1997, he was at Brandywine Asset Management, now Brandywine Global. Chris earned a BS in Economics from the University of Delaware. He is a member of the CFA Institute and the CFA Society of Philadelphia.

abrdn Focused U.S. Small Cap Active ETF

20

Fund Management

 Scott Eun, Senior Investment Director

Scott Eun is a Senior Investment Director at abrdn responsible for the US Small and Mid-Cap strategies. Scott began his career in management consulting with APM Incorporated in New York before getting his MBA. After business school, Scott began his investment career in venture capital at Atlantic Medical Capital. He then began his public investing career at AIG/SunAmerica Asset Management as a healthcare equity analyst and then moved to mutual fund family, The Dreyfus Corporation. Prior to joining the company in 2007, Scott was at Lehman Brothers Equity Strategies, where he was a co-manager of a long/ short equity fund. Scott has an MBA from The Wharton School of Business, University of Pennsylvania and a BA in Economics from Harvard College.

abrdn Focused U.S. Small Cap Active ETF

Awais Khan, CFA®, Head of ETF Portfolio Management and Capital Markets

Awais Khan is Head of ETF Portfolio Management and Capital Markets. He joined abrdn in July 2024 and is responsible for portfolio management, trading, and capital management of abrdn’s ETF capabilities. Awais joined abrdn from Vanguard, where he spent over 12 years of his over 14 year career on the equity portfolio management team. At the time of his departure, he managed a dozen Vanguard equity funds and ETFs with $274 billion in assets. Awais has a BS and BSBA from the University of North Carolina at Charlotte and he is a member of the CFA Institute and CFA Society of Philadelphia.

abrdn Focused U.S. Small Cap Active ETF

Messrs. Colarik and Eun also were the Predecessor Fund’s portfolio managers since 2023 and 2024, respectively.

abrdn Emerging Markets Dividend Active ETF

The Emerging Markets Dividend Active ETF is managed by the Global Emerging Markets Equity Team and Awais Khan, Head of ETF Portfolio Management and Capital Markets. The team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The Adviser and Sub-adviser do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Sub-adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view. The Team and Awais Khan are jointly and primarily responsible for the day-to-day management of the Fund, with Matt Williams serving as lead portfolio manager, Gabriel Sacks heading the portfolio construction group, and Awais Khan overseeing trading and capital management:

Portfolio Manager	Fund(s)

Matt Williams, CFA®, Senior Investment Director

Matt is a Senior Investment Director on the Global Emerging Markets (GEM) team at abrdn, where he is the lead portfolio manager to the abrdn Emerging Markets Dividend Active ETF. Matt is also responsible for the abrdn Emerging Markets Income Equity Fund, the Standard Life Emerging Markets Pension Fund and a segregated account. In terms of research responsibilities, Matt is currently sector lead for Industrials and also Communication Services. Matthew joined the company in 1998. He has managed country funds in both Japan and Asia Pacific. He moved from the GEM and Asia Pacific team based in Edinburgh to the London based GEM team in April 2018 following the restructuring of the equity division. Matthew holds a BA in Economics from Durham University in 1998 and a Diploma in Investment Analysis Associate of the Society of Investment Professionals (formerly AIIMR). He is also a CFA charterholder.

abrdn Emerging Markets Dividend Active ETF

Gabriel Sacks, CFA®, Investment Director

Gabriel is an Investment Director on the GEM team at abrdn and leads the portfolio construction group responsible for managing the abrdn Emerging Markets Dividend Active ETF. Gabriel joined the company in 2008 and is based in London but spent 5 years in Singapore from 2018 to 2023, where he was focused primarily on Asian smaller companies. Gabriel is currently a member of the investment teams for the GEM Income strategy, the GEM Smaller Companies strategy, the Asia Focus Investment Trust as well as abrdn’s GEM ADR strategy. During his time in Singapore, Gabriel led the team managing the Asian Smaller Companies strategy (until December 2022) and was also a member of the team managing the New Dawn Investment Trust. In terms of sector research, Gabriel is currently responsible for Information Technology and Insurance & Capital Markets. Gabriel graduated with an MA (Hons) in Land Economy from Selwyn College, Cambridge University and is a CFA Charterholder.

abrdn Emerging Markets Dividend Active ETF

Awais Khan, CFA®, Head of ETF Portfolio Management and Capital Markets

Awais Khan is Head of ETF Portfolio Management and Capital Markets. He joined abrdn in July 2024 and is responsible for portfolio management, trading, and capital management of abrdn’s ETF capabilities. Awais joined abrdn from Vanguard, where he spent over 12 years of his over 14 year career on the equity portfolio management team. At the time of his departure, he managed a dozen Vanguard equity funds and ETFs with $274 billion in assets. Awais has a BS and BSBA from the University of North Carolina at Charlotte and he is a member of the CFA Institute and CFA Society of Philadelphia.

abrdn Emerging Markets Dividend Active ETF

21

Fund Management

Messrs. Williams and Sacks also were the Predecessor Fund’s portfolio managers since 2024.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of Shares in the Funds, if any.

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a sub-adviser (excluding hiring a sub-adviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a sub-advisory agreement with an unaffiliated sub-adviser with the approval of the Board of Trustees, but without shareholder approval.

If a new unaffiliated sub-adviser is hired for a Fund, shareholders will receive information about the new sub-adviser within 90 days of the change. The multi-manager structure allows the Funds greater flexibility enabling them to operate more efficiently.

Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing a Fund’s sub-adviser(s) and recommending to the Board of Trustees the hiring, termination or replacement of a sub-adviser. In instances where the Adviser hires a sub-adviser, the Adviser performs the following oversight and evaluation services to a sub-advised Fund:

•	initial due diligence on prospective Fund sub-advisers;

•	monitoring sub-adviser performance, including ongoing analysis and periodic consultations;

•	communicating performance expectations and evaluations to the sub-advisers; and

•	making recommendations to the Board of Trustees regarding renewal, modification or termination of a sub-adviser’s contract.

The Adviser does not currently utilize un-affiliated sub-advisers in reliance on this exemptive order for any of the Funds described in this prospectus. Where the Adviser does recommend sub-adviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the sub-adviser. Although the Adviser monitors the sub-adviser’s performance, there is no certainty that any sub-adviser or Fund will obtain favorable results at any given time.

22

Investing with abrdn Funds

Additional Information on Buying and Selling Shares

Most investors will buy and sell Shares in secondary market transactions through brokers. Shares of each Fund will be listed for trading on the Listing Exchange and elsewhere during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Most investors will bear customary brokerage commissions and charges when buying or selling Shares. Shares trade under the trading symbols listed on the cover of this Prospectus.

Prior to trading in the secondary market, Shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size “Creation Units” or multiples thereof. Each “creator” is an AP that has entered into an AP agreement with the Fund’s distributor.

A creation transaction, which is subject to acceptance by the distributor and the Fund, generally takes place when an AP deposits into the Fund a designated amount portfolio of cash securities and/or securities cash in exchange for a specified number of Creation Units (a “creation basket”). Similarly, Shares can be redeemed only in Creation Units, generally for a designated portfolio of securities held by the Fund and/or cash (a “redemption basket”). Creation baskets and redemption baskets may differ, and the Trust reserves the right to accept “custom baskets.”

Except when aggregated in Creation Units, Shares are not redeemable by the Fund. Only an AP may create or redeem Creation Units directly with the Fund.

The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form.

In the event of a system failure or other interruption, including disruptions at market makers or APs, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.

To the extent the Funds engage in in-kind transactions, the Funds intend to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a participant in the Depository Trust Company (“DTC”) and has executed an agreement with the Fund’s distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cutoff times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s SAI.

Certain affiliates of the Fund, Adviser and Sub-Adviser may purchase and resell Shares pursuant to this Prospectus.

Share Trading Prices

Transactions in a Fund’s Shares will be priced at NAV only if you purchase or redeem Shares directly from a Fund in Creation Units. As with other types of securities, the trading prices of Shares in the secondary market can be affected by market forces such as supply and demand, economic conditions and other factors. The price you pay or receive when you buy or sell your Shares in the secondary market may be more or less than the NAV of such Shares.

Pricing of Fund Shares

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board”) designated the Adviser as the valuation designee (“Valuation Designee”) for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.

Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on Nasdaq are valued at the Nasdaq official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign exchange-traded securities are valued at the last quoted sale price or the official close price, as of the close of trading on the principal exchange on which the security is traded. There may be circumstances in which those prices do not take into account events that occur after the close of the foreign markets but prior to the time the Funds calculate their NAVs. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. In such circumstances, the Valuation Designee is responsible for determining fair value in accordance with the Valuation Procedures. When fair value pricing is employed, the prices of a security used by a Fund to calculate its NAV typically differ from quoted or published prices for the same security for that day.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser as Valuation Designee concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

Transactions in each Fund’s Shares will be priced at NAV only if you purchase or redeem Shares directly from the Fund in Creation Units. Shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. Each Fund discloses its NAV on a daily basis. For more information, or to obtain a Fund’s NAV, please call 844-383-7289 or visit www.abrdn.com/usa/etf.

Dividends and Distributions

Each Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually. The abrdn Focused U.S. Small Cap Active ETF expects to declare and distribute its net investment income, if any, to shareholders as dividends annually. The abrdn Emerging Markets Dividend Active ETF expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. Each Fund also intends to distribute its net realized capital gains, if any, to shareholders annually. Dividends and other distributions may be declared and paid more frequently to improve index tracking, to comply with the distribution requirements of Subchapter M of the Internal Revenue Code of 1986, as amended

23

Investing with abrdn Funds

(the “Code”), or to avoid a federal excise tax imposed on regulated investment companies (“RICs”). Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Distributor

ALPS Distributors, Inc. (the “Distributor”) serves as the distributor of Creation Unit Aggregations for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor’s principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor has no role in determining the policies of any Fund or the securities that are purchased or sold by any Fund.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form. Your broker will provide you with account statements, confirmations of your purchases and sales, and tax information.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with a Fund, are an essential part of the ETF process and help keep share trading prices in line with NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. Frequent in-kind creations and redemptions generally do not give rise to these concerns. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by a Fund in effecting trades.

Investments by Registered Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions, including that such investment companies enter into an agreement with that Fund. The Funds’ SAI provides additional information about Section 12(d)(1) limits under the “Securities of Investment Company” and “Other Investment Companies Risk” sub-sections of the “General Information about the Fund’s Portfolio Instruments and Investment Policies” section.

24

Distributions and Taxes

Distributions and Taxes

Additional Tax Information

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state and local tax laws.

Each Fund intends to qualify each year for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Unless you are a tax-exempt entity or your investment in Shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

•	A Fund makes distributions;

•	You sell Shares; and

•	You purchase or redeem Creation Units (institutional investors only).

Taxes on Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the assets that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by a Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced rates. Distributions of short-term capital gain will generally be taxable as ordinary income. Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

In general, your distributions are subject to federal income tax for the year in which they are paid. However, certain distributions paid in January may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Shares). If you invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s Shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Dividends and distributions from the Funds and capital gain on the sale of Shares are generally taken into account in determining a shareholder’s “net investment income” for the purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

A Fund may include cash when paying the redemption price for Creation Units in addition to, or in place of, the delivery of a basket of securities. A Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, the Funds may be less tax efficient if they include such a cash payment than if the in-kind redemption process is used.

Distributions (other than Capital Gain Dividends) paid to individual shareholders that are neither citizens nor residents of the U.S., or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest related dividend” or a “short term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

The Funds (or financial intermediaries, such as brokers, through which shareholders own Shares) generally are required to withhold and to remit to the U.S. Treasury a percentage of the taxable distributions and the sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Withholding of U.S. tax (at a 30% rate) is required with respect to payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the applicable withholding agent to determine whether withholding is required.

Taxes When You Sell Shares

Any capital gain or loss realized upon a sale of Shares is generally treated as a long-term gain or loss if you held the Shares you sold for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on a sale of Shares held for six months or less is treated as a long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited depending on your circumstances.

Taxes on Creation and Redemption of Creation Units

An AP that exchanges securities for Creation Units generally will recognize a gain or loss equal to the difference between (i) the sum of the market value of the Creation Units at the time of the exchange and any amount of cash received by the AP in the exchange and (ii) the sum of the exchanger’s aggregate basis in the securities surrendered and any amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate U.S. dollar market value of the securities plus the amount of any cash received for such Creation Units. The IRS, however, may assert

25

Distributions and Taxes

that a loss that is realized by an AP upon an exchange of securities for Creation Units may not be permitted to be currently deducted under the rules governing “wash sales” (for APs that do not mark-to-market their holding) or on the basis that there has been no significant change in economic position.

Gain or loss recognized by an AP upon an issuance of Creation Units in exchange for securities, or upon a redemption of Creation Units, may be capital or ordinary gain or loss depending on the circumstances. Any capital gain or loss realized upon an issuance of Creation Units in exchange for securities will generally be treated as long-term capital gain or loss if the securities have been held for more than one year. Any capital gain or loss realized upon the redemption of a Creation Unit will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Unit have been held for more than one year. Otherwise, such capital gains or losses are treated as short-term capital gains or losses.

Persons exchanging securities for Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rules apply and when a loss might be deductible. If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or redeemed and at what price.

Foreign Investments by the Funds

Interest, dividends, and other income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund may need to file claims for refunds to secure the benefits of a reduced rate. If as of the close of a taxable year more than 50% of the total assets of a Fund consist of stock or securities of foreign corporations, the Fund intends to elect to “pass through” to investors the amount of foreign income and similar taxes (including withholding taxes) paid by the Fund during that taxable year. If a Fund elects to “pass through” such foreign taxes, then investors will be considered to have received as additional income their respective Shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income or, subject to certain limitations, a credit in calculating federal income tax.

26

Additional Information

Additional Information

Premium/Discount and NAV Information

Information regarding each Fund’s NAV and how often Shares are traded on the Listing Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past calendar year and most recent calendar quarters (or the effective date of the reorganization of the Predecessor Funds into the Funds, if shorter), when available, is posted to www.abrdn.com/usa/etf.

Additional Notices

Shares are not sponsored, endorsed, or promoted by the Listing Exchange. The Listing Exchange makes no representation or warranty, express or implied, to the owners of the Shares. The Listing Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Listing Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares. Without limiting any of the foregoing, in no event shall the Listing Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Advisor, the Sub-Advisor and the Funds make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly.

27

Financial Highlights

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or periods ended October 31. The financial highlights information in the following table for the Funds’ Shares represents the financial highlights of each Fund’s applicable Predecessor Fund’s Institutional Class Shares for the fiscal periods indicated.

Certain information reflects financial results for a single Predecessor Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Funds’ Institutional Class Shares (assuming reinvestment of all dividends and distributions).

Information for the past five years ended October 31, 2024 was derived from the financial statements which were audited by KPMG LLP, the independent registered public accounting firm for the Predecessor Funds and the Funds, whose report, along with the Predecessor Funds’ financial statements, are included in the Predecessor Funds’ Form N-CSR for the period ended October 31, 2024, which is available upon request and on the Fund’s website at abrdn.com/us/literature.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Focused U.S. Small Cap Active ETF

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Institutional Class Shares*, **
Year Ended October 31, 2024	$18.90	$(0.03)	$6.87	$6.84	$ –	$ –	$ –	$25.74
Year Ended October 31, 2023	20.91	0.03	(2.04)	(2.01)	–	–	–	18.90
Year Ended October 31, 2022	36.63	(0.06)	(6.93)	(6.99)	–	(8.73)	(8.73)	20.91
Year Ended October 31, 2021	26.34	(0.03)	13.35	13.32	–	(3.03)	(3.03)	36.63
Year Ended October 31, 2020	24.60	0.03	3.12	3.15	(0.03)	(1.38)	(1.41)	26.34

*	On October 18, 2024, all issued and outstanding Class A, Class R and Institutional Service Class shares of the abrdn Focused U.S. Small Cap Fund were converted to Institutional Class shares.
**	On February 7, 2025, all issued and outstanding Institutional Class shares were combined into fewer shares through a reverse stock split at a 1-for-3 ratio (the “Reverse Stock Split”). The financial highlights tables have been restated to reflect the reverse stock split.
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Includes interest expense that amounts to less than 0.01% for the Institutional Class for the years ended October 31, 2021 and October 31, 2020.
(g)	As the result of a name and strategy change effective February 29, 2024, portfolio turnover is higher than historical levels.

abrdn Focused U.S. Small Cap Active ETF (concluded)

Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratios/Supplemental Data Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)
36.19%	$12,405	0.90%(e)	2.36%(e)	(0.13%)	110%(g)
(9.61%)	2,934	0.90%(e)	2.13%(e)	0.11%	17%
(25.17%)	5,182	0.90%	2.15%	(0.25%)	56%
53.85%	5,531	0.90%(f)	2.24%(f)	(0.12%)	157%
13.14%	3,451	0.90%(f)	1.94%(f)	0.17%	46%

28

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

abrdn Emerging Markets Dividend Active ETF

Net Asset Value, Beginning of Period		Investment Activities Net Realized Net and Investment Unrealized Total Income Gains from (Loss) (Losses) on Investment (a) Investments Activities			Distributions Net Investment Total Income Distributions		Net Asset Value, End of Total Period Return
Institutional Class Shares*
Year Ended October 31, 2024	$23.02	$ 0.56	$ 6.35	$ 6.91	$ –	$ –	$29.93	30.02%
Year Ended October 31, 2023	22.88	0.17	1.84	2.01	(1.87)	(1.87)	23.02	8.61%
Year Ended October 31, 2022	35.96	0.42(f)	(13.50)	(13.08)	–	–	22.88	(36.37%)(f)(g)
Year Ended October 31, 2021	26.98	(0.04)	9.32	9.28	(0.30)	(0.30)	35.96	34.56%
Year Ended October 31, 2020	27.74	0.24	0.30	0.54	(1.30)	(1.30)	26.98	1.86%(h)

*	On October 18, 2024, all issued and outstanding Class A shares of the abrdn Emerging Markets Dividend Fund were converted to Institutional Class shares.
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Beginning with the year ended October 31, 2022, income taxes on recovered refunds were included in foreign tax withholding on the Statement of Operations and, as such, are not included within the ratios of expenses to average net assets. Income taxes on recovered refunds for years prior to October 31, 2022 were reflected as expenses on the Statement of Operations and included within the ratios of expenses to average net assets.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Net Investment Income per share, Total Return, and Ratio of Net Investment Loss to Average Net Assets for the Institutional Class shares, these amounts would have been $0.08, (37.18%), and 0.29%, respectively.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Included within Total Return is the effect of withholding tax refunds and income taxes on recovered refunds (See Note 2i of the Notes to Financial Statements). If such amounts were excluded, the Total Return for Institutional Class shares, this amount would have been (0.11%).
(i)	As the result of a name and strategy change effective February 29, 2024, portfolio turnover is higher than historical levels.

abrdn Emerging Markets Dividend Active ETF (concluded)

		Ratios/Supplemental Data
Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers Excluding Accruals for Estimated Tax Due on Foreign Tax Refund Recoveries) to Average Net Assets (b)	Ratio of Expenses (Net of Reimbursements/ Waivers) Expenses to Average Net Assets (b)(c)	Ratio of (Prior to Reimbursements) to Average Net Assets(b)(c)(d)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (e)
$ 78,416	1.01%	1.01%	1.70%	1.98%	122%(i)
7,653	1.04%	1.04%	1.34%	0.67%	23%
13,946	0.93%	0.93%	1.27%	1.50%(f)	38%
25,253	1.13%	1.13%	1.31%	(0.11%)	114%
20,047	1.13%	1.13%	1.33%	0.90%	34%
29

abrdn Funds

c/o ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

The Trust’s current SAI provides additional detailed information about the Funds. The Trust has electronically filed the SAI with the SEC. The SAI is incorporated by reference in this Prospectus.

Additional information about the Funds’ investments will be, when available, in the Funds’ Form N-CSR and annual and semi-annual reports to shareholders. In the annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In the Funds’ Form N-CSR filings, when available, you will find each Fund’s annual and semi-annual financial statements.

To make shareholder inquiries, for more detailed information on a Fund or to request the SAI, Form N-CSR, annual or semi-annual shareholder reports free of charge, please:

Call:	1-844-383-7289 Monday through Friday 8:00 a.m. – 8:00 p.m. (Eastern time)	Write:	abrdn Funds c/o ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203
Visit:	www.abrdn.com/usa/etf

Other information about the Funds is available on the EDGAR Database on the SEC’s internet site at sec.gov. You may also obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

No person is authorized to give any information or to make any representations about any Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

abrdn Focused U.S. Small Cap Active ETF and abrdn Emerging Markets Dividend Active ETF are distributed by

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

INVESTMENT COMPANY ACT FILE NO.

811-22132

30

ABRDN FUNDS

Statement of Additional Information

February 28, 2025

abrdn Focused U.S. Small Cap Active ETF
Ticker: AFSC

abrdn Emerging Markets Dividend Active ETF
Ticker: AGEM

Principal U.S. Listing Exchange: The Nasdaq Stock Market® (“Nasdaq”)

abrdn Funds (the “Trust”) is a registered open-end investment company consisting of 18 series as of the date hereof. This Statement of Additional Information (“SAI”) relates to the series of the Trust listed above (each, a “Fund” and collectively, the “Funds”). This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds. It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus for the Funds dated February 28, 2025, as amended.

Terms not defined in this SAI have the meanings assigned to them in the Prospectus.

The audited financial statements with respect to each of the Predecessor Funds (as defined below) for the fiscal year ended October 31, 2024, and the related report of KPMG LLP, independent registered public accounting firm for the Funds, which are contained in the Predecessor Funds’ October 31, 2024 Form N-CSR, are incorporated herein by reference in the section “Financial Statements.” No other parts of the Form N-CSR are incorporated by reference herein. A copy of the Funds’ Prospectus or the annual report or Form N-CSR for each Predecessor Fund may be obtained, without charge, by calling 1-844-383-7289, visiting www.abrdn.com/us/literature, or writing to abrdn Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

1

2

General Information

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007. The Trust currently consists of 18 separate series, each with its own investment objective. The Funds operate as exchange-traded funds (“ETFs”). As identified and described in more detail within the prospectus and this SAI, the Funds are actively managed ETFs that do not seek to replicate the performance of a specified index.

Effective after the close of business on February 14, 2025, all assets of the Predecessor Funds were transferred to the Funds, each in a tax-free reorganization (the “Reorganization”) as shown below:

Predecessor Fund	Fund
abrdn Focused U.S. Small Cap Equity Fund	abrdn Focused U.S. Small Cap Active ETF
abrdn Emerging Markets Dividend Fund	abrdn Emerging Markets Dividend Active ETF

This SAI incorporates by reference the audited financial statements included in the Predecessor Funds Form N-CSR dated October 31, 2024.

In connection with the Reorganization, the Funds acquired all eligible assets and liabilities of the respective Predecessor Fund. All historical financial information and other information contained in this SAI relating to the Funds for periods prior to the closing of the Reorganizationis that of the respective Predecessor Fund.

The Predecessor Fund to the abrdn Focused U.S. Small Cap Active ETF was formed to acquire the assets and liabilities of the corresponding Fund of the Nationwide Mutual Funds (the “Nationwide Predecessor Fund”) as shown in the chart below.

Fund	Corresponding Predecessor Fund
abrdn Focused U.S. Small Cap Equity Fund	Nationwide U.S. Growth Leaders Long-Short Fund

The Nationwide Predecessor Fund, for purposes of the relevant reorganization, is considered the accounting survivor and accordingly, certain financial history of the Nationwide Predecessor Fund is included in this SAI.

The Predecessor Fund to the abrdn Emerging Markets Dividend Active ETF was formed to acquire the assets and liabilities of a series of the corresponding Fund of the Aberdeen Investment Funds (the “Aberdeen Investment Funds Predecessor Fund”), as shown in the chart below.

Fund	Corresponding Aberdeen Investment Funds Predecessor Fund
abrdn Emerging Markets Dividend Fund	Aberdeen International Sustainable Leaders Fund, a series of Aberdeen Investment Funds

The Aberdeen Investment Funds Predecessor Fund, for purposes of the relevant reorganization, is considered the accounting survivor and accordingly, certain financial history of the Aberdeen Investment Funds Predecessor Fund is included in this SAI.

Each of the Funds is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund issues and redeems shares at net asset value (“NAV”) per share only in large blocks of shares (“Creation Units” or “Creation Unit Aggregations”). The Creation Unit size for the abrdn Focused U.S. Small Cap Active ETF and abrdn Emerging Markets Dividend Active ETF is 25,000 and 100,000 shares per Creation Unit, respectively. The size of a Fund’s Creation Unit may change from time to time, and Creation Units are not expected to consist of less than 25,000 and 100,000 shares for the abrdn Focused U.S. Small Cap Active ETF and abrdn Emerging Markets Dividend Active ETF, respectively. These transactions are usually made in exchange for a basket of securities included in the relevant Fund’s portfolio and/or an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares of each Fund are listed on Nasdaq (the “Listing Exchange”), and trade throughout the day on the Listing Exchange and other secondary markets at market prices that may differ from NAV. As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on commission rates charged by the applicable broker.

The Trust reserves the right to adjust the prices of shares in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

3

Exchange Listing and Trading

Each Fund’s shares trade on the Listing Exchange at prices that may differ to some degree from their NAV. The Listing Exchange may remove a Fund’s shares from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Fund’s shares; (ii) the Listing Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Fund no longer complies with certain Listing Exchange rules; or (iv) such other event shall occur or condition exists that, in the opinion of the Listing Exchange, makes further dealings on the exchange inadvisable. The Listing Exchange will remove a Fund’s shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of a Fund’s shares will continue to be met.

As in the case of other publicly-traded securities, when you buy or sell Shares of a Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges.

In order to provide additional information regarding the indicative value of shares of each Fund, the Listing Exchange or a market data vendor may disseminate through the facilities of the Consolidated Tape Association, or through other widely disseminated means an “intra-day indicative value” (“IIV”) for each Fund as calculated by an information provider or market data vendor. The Trust and its affiliates are not responsible for any aspect of the calculation or dissemination of the IIVs and make no representation or warranty as to the accuracy of the IIVs.

The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of a Fund’s NAV, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by a Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States.

The base and trading currencies of the Funds are the U.S. dollar. The base currency is the currency in which a Fund’s NAV per share is calculated and the trading currency is the currency in which share of a Fund are listed and traded on the Listing Exchange.

4

Additional Information on Portfolio Instruments and Investment Policies

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks. This SAI contains additional information regarding the principal investment strategies for the Funds and information about non-principal investment strategies of the Funds. The following tables set forth additional information concerning permissible investments and techniques for each of the Funds and risk factors. A “●” in the table indicates that the Fund may invest in the corresponding instrument or technique or is subject to such risk factor. An empty box indicates that the Fund does not intend to invest in the corresponding instrument or follow the corresponding technique or is not subject to such risk factor.

Please review the discussions in the Prospectus for further information regarding the investment objective and policies of each Fund.

References to the “Adviser” in this section also include the Sub-adviser, as applicable.

Type of Investment, Technique or Risk Factor	Emerging Markets Dividend Active ETF	Focused U.S. Small Cap Active ETF
Adjustable, Floating and Variable Rate Instruments		●
Authorized Participant Concentration Risk	●	●
Bank Obligations	●	●
Borrowing	●	●
Cash Transactions Risk	●
Common Stock	●	●
Convertible Securities	●	●
Currency Transactions	●	●
Custody/Sub-Custody Risk	●	●
Cybersecurity Risk	●	●
Debt Securities		●
Depositary Receipts	●	●
Derivatives	●	●
Dividend Strategy Risk	●
Emerging Markets Securities	●	●
Event Risk	●	●
Exchange-Traded Funds	●	●
Focus Risk	●	●
Foreign Commercial Paper	●
Foreign Currencies Risk	●	●
Foreign Government Securities	●
Foreign Securities	●	●
Frontier Market Securities	●
Futures	●	●
Illiquid Investments Risk	●	●
Impact of Large Redemptions and Purchases of Fund Shares Risk	●	●
Indexed Securities		●
Inflation/Deflation Risk	●	●
Initial Public Offerings	●	●
Interests in Publicly Traded Limited Partnerships	●	●
Market Events Risk	●	●
Market Price Risk	●	●
Medium Company, Small Company and Emerging Growth Securities	●	●
Money Market Instruments	●	●
No Guarantee of Active Trading Market Risk	●	●
Operational Risk	●	●
Options	●	●
Other Investment Companies Risk	●	●
Preferred Stock	●	●
Private Placements and Other Restricted Securities	●	●
Real Estate Investment Trusts	●	●
5

Type of Investment, Technique or Risk Factor	Emerging Markets Dividend Active ETF	Focused U.S. Small Cap Active ETF
Real Estate Securities Risk	●	●
Regulation of Commodity Interests	●	●
Rights Issues and Warrants	●	●
Secondary Offerings		●
Secondary Trading Market Issues Risk	●	●
Securities of Investment Companies	●	●
“Special Situations” Companies Risk	●	●
Strategic Transactions, Derivatives and Synthetic Investments	●	●
Tax Reclaim Risk	●
Temporary Defensive Positions	●	●
U.S. Government Securities	●	●
When-Issued Securities and Delayed-Delivery	●	●

General Information about the Fund’s Portfolio Instruments and Investment Policies

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Funds as well as certain risks to which the Funds are subject.

Adjustable, Floating and Variable Rate Instruments. Floating, adjustable rate or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third-party at par value prior to maturity.

The interest rates paid on the adjustable rate securities in which a Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, and the National Median Cost of Funds. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th Federal District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par. All accepted bids and holders of the auction rate securities receive the same rate. Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.

Demand Instruments. Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

6

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third-party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. abrdn Inc. (“abrdn Inc.” or the “Adviser”) will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third-party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of intermediaries that act as authorized participants, and none of these authorized participants are or will be obligated to engage in creation or redemption transactions. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to a Fund and no other authorized participant is able to step forward to create or redeem, shares may trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Bank Obligations. Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.

7

Borrowing. Each Fund, to the extent permitted by its fundamental investment restrictions, may borrow money from banks. Each Fund will limit borrowings to amounts not in excess of 33⅓% of the value of the Fund’s total assets less liabilities (other than borrowings), unless a Fund’s fundamental investment restrictions set forth a lower limit. Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33⅓% limitation or fundamental investment restriction. Each Fund may borrow money totaling 5% of its total assets for temporary purposes in order to meet redemption requests without immediately selling any portfolio securities if such loan is repaid within 60 days and is not extended or renewed. Investments in mortgage dollar roll and reverse repurchase agreements are not considered a form of borrowing where the Fund covers its exposure by segregating or earmarking liquid assets. Rule 18f-4 under the 1940 Act (“Rule 18f-4”) permits the Funds to treat reverse repurchase transactions either as borrowings or as “derivative transactions” subject to the risk-based limits of the rule, and does not require a Fund to maintain in a segregated account assets to meet its asset coverage requirements.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Cash Transactions Risk. Unlike certain ETFs, the abrdn Emerging Markets Dividend Active ETF may effect its creations and redemptions in cash or partially in cash. As a result, an investment in the Fund may be less tax-efficient than an investment in such ETFs. Other ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests. If the Fund effects a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds, which also involves transaction costs. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. The Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF.

Common Stock. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception, general economic or financial market movements, or the occurrence of political, geopolitical, social or economic events affecting issuers. Smaller companies are especially sensitive to these factors and may even become valueless. Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents. A Fund may also receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock. In such situations, a Fund will hold the common stock at the Adviser’s discretion.

Convertible Securities. Convertible securities are bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

8

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes.

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Contingent Convertible Securities. Certain Funds may invest in contingent convertible securities, or “CoCos”. These securities are usually deeply subordinated instruments with long maturities that contain a conversion mechanism that is governed by the issuer’s ability to meet certain minimum financial and accounting ratios as promulgated by statutory regulatory authorities such as banking regulators or macro prudential regulatory authorities. If the issuer triggers the CoCos’s conversion mechanism, the contingent convertible security’s principal may be (1) permanently written off in total, (2) temporarily written off in total or in part with principal reinstatement contingent upon the issuer re-attaining compliance with statutorily required financial and accounting ratios, or (3) converted into common equity or into a security ranking junior to the contingent convertible security. In any or all of these circumstances, the CoCos’s value may be partially or completely impaired either temporarily or permanently.

Many, but not all, contingent convertible securities are rated as speculative or ‘High Yield’ by nationally recognized statistical ratings organization (“NRSROs”). Like many other fixed income securities, the contingent convertible security’s market value tends to decline as interest rates rise and tends to rise as interest rates fall. Because of the CoCos’s subordinated status within the issuer’s capital structure, market value fluctuations may be greater than for other more senior securities issued by the issuer. Also, the contingent convertible security’s value may fluctuate more closely with the issuer’s equity than with its debt given the CoCos’s subordination and given the embedded conversion mechanism. Because most CoCo conversion mechanisms are triggered by the issuer failing to meet minimum financial and accounting thresholds due to financial stress, unforeseen economic conditions, or unforeseen regulatory changes (among others), there is risk that the contingent convertible security will lose most if not all of its value upon conversion.

In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date. In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. In certain versions of the instruments, the notes will write down to zero under certain circumstances and investors could lose everything, even as the issuer remains in business.

Currency Transactions. A Fund may engage in currency transactions as described in the prospectus or this SAI. Generally, except as provided otherwise, a Fund may engage with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter (“OTC”) options on currencies, and currency swaps. A Fund may enter into currency transactions with creditworthy counterparties that have been approved by the Adviser’s Counterparty Credit Risk Department in accordance with its Credit Risk Management Policy.

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Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

In general, in accordance with current federal securities laws, rules, and staff positions, the Funds cover their daily obligation requirements for outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund segregates cash. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the ear-marked or segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to the lesser of some or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.

Proxy-Hedge. A Fund may also enter into a position hedge transaction in a currency other than the currency being hedged (a “proxy hedge”). A Fund may enter into a proxy hedge if the Adviser believes there is a correlation between the currency being hedged and the currency in which the proxy hedge is denominated. Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. This type of hedging entails an additional risk beyond a direct position hedge because it is dependent on a stable relationship between two currencies paired as proxies. Overall risk to a Fund may increase or decrease as a consequence of the use of proxy hedges.

Currency Hedging. While the value of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments. A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency contracts with respect to portfolio security positions.

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The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Position Hedge. A Fund may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. Dollar by entering into forward foreign currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency and buying U.S. Dollars or by participating in options or future contracts with respect to the currency. Such transactions do not eliminate fluctuations caused by changes in the local currency prices of security investments, but rather, establish an exchange rate at a future date. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time they tend to limit any potential gain which might result should the value of such currencies increase. The Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve currency risk equivalent to currency forwards.

Currency Options. A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. A Fund may also write covered options on foreign currencies. For example, to hedge against a potential decline in the U.S. Dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Under definitions adopted by the U.S. Commodity Futures Trading Commission (“CFTC”) and U.S. Securities and Exchange Commission (“SEC”), many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

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Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of a Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV of the Fund’s shares will fluctuate.

Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies may be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund may be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments – Risks of Strategic Transactions Inside the U.S.”

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Custody/Sub-Custody Risk. To the extent that a Fund invests in markets where custodial and/or settlement systems are not fully developed, the Fund is subject to foreign custody/sub-custody risk. Foreign custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets that are less developed than those in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.

Cybersecurity Risk. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause a Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, artificial intelligence spoofing, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service a Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on a Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems. The use of cloud-based service providers could heighten or change these risks.

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Cybersecurity incidents affecting the Funds’ Adviser, other service providers to a Fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both a Fund and shareholders, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and of a Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/ or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. A Fund and its shareholders could be negatively impacted as a result. In addition, work-from-home arrangements by the Funds, the Adviser or their service providers could increase all of the above risks, create additional data and information accessibility concerns, and make the Funds, the Adviser or their service providers susceptible to operational disruptions, any of which could adversely impact their operations. Furthermore, the Funds may be an appealing target for cybersecurity threats such as hackers and malware.

Debt Securities.

Debt Securities Risk Generally.

The principal risks involved with investments in debt securities include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Changing interest rate environments (whether downward or upward) impact the various sectors if the economy in different ways.

During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero. A Fund may be subject to heightened levels of interest rate risk because the U.S. Federal Reserve (“the Fed”) has sharply raised interest rates from relatively low levels and has signaled an intention to continue to do so until current inflation levels re-align with the Fed’s long-term inflation target. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates. Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria. High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by NRSROs, such as Standard & Poor’s or Moody’s. In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but a Fund also relies upon the independent advice of the Adviser to evaluate potential investments. This is particularly important for lower-quality securities. Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history.

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Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events. None of these events generally will require sale of such securities, but the Adviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment Grade Debt Securities. The Funds may purchase “investment grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by Standard & Poor’s or Fitch or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser. For the avoidance of doubt, bonds rated Baa3 by Moody’s or BBB- by Standard & Poor’s or BBB- by Fitch are considered to be investment grade. In general, but not always, investments in securities rated in the BBB category tend to have more risk than securities in the A, AA or AAA categories due to greater exposure to, among other things: adverse economic conditions; higher levels of debt; or more volatile industry performance. Securities within the BBB category can also experience greater market value fluctuations over time. To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income that may be available at lower grades.

Lower Quality (High-Risk) Debt Securities. Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds or high yield securities (hereinafter referred to as “lower-quality securities”) include (i) bonds rated below Baa3 by Moody’s or below BBB- by Standard & Poor’s or Fitch, (ii) commercial paper rated at or below C by Standard & Poor’s, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality as determined by the Adviser. The lower the ratings of such lower-quality securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including a higher possibility of default or bankruptcy. There is more risk associated with these investments because of reduced creditworthiness and increased risk of default. Lower-quality securities generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Lower-quality securities are also considered to be at risk of, among other things: failing to attain improved credit quality and NRSRO investment grade rating status; having a current identifiable vulnerability to default or to be in default; not having the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions; or, being in default or not current in the payment of interest or principal. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Issuers of lower-quality securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s NAV. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain lower-quality securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets. Market quotations generally are available on many lower-quality issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

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Credit quality (or perceived credit quality) in the lower-quality securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for lower-quality securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the lower-quality securities acquired by a Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances, a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Information Concerning Duration. Duration is a risk measure that describes how much the price of a fixed income security changes given a change in the level of interest rates. Duration was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity”, which had been used historically in the market as rough measures of “volatility” or “risk” associated with changes in interest rates. Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates. Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents. Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any debt security with interest payments occurring prior to the payment of principal, duration is ordinarily less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure. In these and other similar situations, the Funds’ will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure. Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. Government fixed income securities is largely a function of changes in the prevailing level of interest rates. When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration. When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

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Newly Issued Debt Securities. New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, a Fund will not accrue any income on these securities prior to delivery. Rule 18f-4 under the 1940 Act provides that funds may invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions will not be deemed to involve a senior security, and thus generally will not require the Fund to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.

Depositary Receipts. Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

In addition, the issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact a Fund’s performance.

Derivatives. Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index, a currency (a measure of value or rates, such as the Standard & Poor’s 500 Index or the prime lending rate) or other reference asset. A Fund typically uses derivatives as a substitute for taking a position or reducing exposure to underlying assets. A Fund may invest in derivative instruments including the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), forward contracts, structured notes, and other equity-linked derivatives. A Fund may use derivative instruments for hedging (offset risks associated with an investment) purposes. A Fund may also use derivatives for non-hedging purposes to seek to enhance returns. When a Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fixed income derivatives are subject to interest rate risk. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. A Fund may also take a short position through a derivative. A Fund may increase its use of derivatives in response to unusual market conditions.

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Derivatives can be volatile and may involve significant risks, including:

Accounting risk – the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk – if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. Dollar terms) of an investment.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain derivative instruments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the instrument is currently worth. In addition, a Fund may need to sell portfolio securities at an inopportune time to satisfy margin or payment obligations under derivatives transactions.

Operational risk – derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Short position risk – a Fund will incur a loss from a short position if the value of the reference asset increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. If a Fund engages in a short derivatives position, it may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Tax risk – derivatives raise issues related to requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”).

Valuation risk – depending on their structure, some categories of derivatives may present special valuation challenges. For example, valuation of derivatives may be affected by considerations such as volatility, leverage, default risk and lack of trading on a recognized market, among other things.

The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, and may perform in unanticipated ways, each of which may affect valuation.

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OTC risk – Derivatives may generally be traded OTC, through a swap execution facility (“SEF”), or on an exchange.

Derivatives traded through a SEF or exchange generally must be centrally cleared through a regulated clearing agency, and derivatives traded OTC may be centrally cleared, but typically are not. OTC derivatives are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. Funds entering in cleared or non-cleared OTC derivatives must post variation margin. Starting in September 2021, rules requiring counterparties to OTC derivatives, such as the Funds, to post initial margin have started to go into effect and will be phased in through 2022. The Funds currently may agree to post initial margin to counterparties even though not required as a regulatory matter. The Funds are subject to counterparty risk when trading OTC derivatives. In order to mitigate the risk that the Funds will not be able to collect amounts due to the Funds upon bankruptcy of the counterparty, the Funds continuously evaluate the creditworthiness of counterparties and enter into master netting agreements in respect to OTC derivatives that allow the Funds to close out the contracts upon the bankruptcy of the counterparty and net exposures. As a result of Title II of the Dodd-Frank Act (as defined below) and regulations imposed by the U.S. prudential regulators, when transacting with counterparties subject to regulation by the bank regulators, the Funds must enter into contractual provisions that suspend or stay the Funds’ rights to close out in cases when the counterparty is subject a resolution bankruptcy proceeding and are restricted in exercising cross-default rights and certain other default rights.

Risk of Government Regulation of Derivatives – It is possible that additional government regulation of various types of derivatives instruments and regulation of certain market participants’ use of such instruments may impact or prevent a Fund’s use of such instruments and/or adversely affect the value of derivatives or Fund performance. In addition, capital requirements imposed on Fund counterparties to increase the cost of entering into certain derivatives transactions, and margin requirements may require more assets of a Fund to be used for collateral in support of those derivatives. Regulations are now in effect that require dealers in derivatives subject to regulation by the CFTC (such as interest rate swaps, swaps on broad-based securities indices and swaps on broad-based indices of credit-default swaps) to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund, to trade report the transactions, to clear the derivatives through a clearing agency and to comply with a number of business conduct and other requirements. With respect to transactions in swaps and security-based swaps with dealers in derivatives that are regulated by the U.S. prudential regulators, the Funds are subject to margin posting and collection. However, security-based swap dealers subject to regulation by the SEC are not yet subject to margining, trade reporting, central clearing and trading and other requirements but are expected to be in the near future. In addition, as noted above, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

In October 2020, the SEC adopted new regulations, that became effective in August of 2022, applicable to the Funds’ use of derivatives, short sales, reverse repurchase agreements, and certain other transactions that, among other things, require a Fund to adopt a derivatives risk management program and appoint a derivatives risk manager that will manage the program and communicate to the board of trustees of the Trust (the “Board”). However, subject to certain conditions, Funds that do not invest heavily in derivatives may qualify as limited derivatives users and are not be subject to the full requirements of the new rule. The SEC also eliminated the asset segregation and coverage framework arising from prior SEC guidance for covering derivatives and certain financial instruments. The new rule could impact the effectiveness or raise the costs of a Fund’s derivatives transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect Fund performance and cause the Fund to lose value.

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Dividend Strategy Risk. There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

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A Fund may hold securities for short periods of time related to the dividend payment periods for those securities and may experience loss during these periods. There is the possibility that the anticipated acceleration of dividend could not occur.

Emerging Markets Securities. Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets.

Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid investments. Conversely, a Fund’s inability to dispose fully and promptly of positions in declining markets could cause the Fund’s NAV to decline as the value of the unsold positions is marked to lower prices. In addition, a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

Investments in the securities of issuers located in emerging markets could also be affected by risks associated with pervasiveness of corruption and crime, armed conflict (e.g., the ongoing Russian-Ukraine conflict and the conflict between Israel and Hamas), the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, less publicly available financial and other information. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals in response to geopolitical tensions or conflicts may adversely affect the value of the Fund’s foreign holdings. The type and severity of sanctions and other similar measures are difficult to measure or predict. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors.

Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

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Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States.

In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Certain countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors. Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. As a result of either an inability to pay or submission to political pressure, the governments have sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or have defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing but also their ability to borrow in the future. The economic and political environment has presented significant challenges to the economies of emerging markets, including, among others, rising inflation, food insecurity, subdued employment growth, and economic setback caused by supply chain disruption and the reduction in exports.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Asian Risk. Certain Funds may invest their assets in Asian securities, and those Funds may be subject to general economic and political conditions in Asia. Certain Funds may invest a significant portion of their assets in Asian securities, and those Funds may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Asia that an investor should consider include the following:

Political, Social and Economic Factors. Some parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.

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Some Asian economies are reliant on exports in varying degrees as a major contribution to economic growth and as such may be affected by developments in the economies of their principal trading partners. These economies may be accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of Asia.

Some Asian economies have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply. Other economies such as Indonesia and Malaysia, for example, are commodity exporters susceptible to world prices for their commodity exports, including crude oil.

Some governments in the Asian region are authoritarian in nature and influenced by security forces. For example, during the course of the last twenty-five years, certain governments in the region have been installed or removed as a result of military coups while others have periodically demonstrated their repressive police state nature. Disparities of wealth, among other factors, have also led to social unrest in some Asian countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Myanmar, Pakistan and Sri Lanka, have created social, economic and political problems.

Several Asian countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos and India is engaged in border disputes with several of its neighbors, including China and Pakistan. An uneasy truce exists between North Korea and South Korea and the two countries technically remain in a state of war. In addition, North Korea’s nuclear weapons program has caused an increased level of risk of military conflict in the area.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Funds held in foreign countries. Governments in certain Asian countries participate to a significant degree, through ownership interests or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of a Fund’s securities and its share price.

Market Characteristics. Most of the securities markets of Asia have substantially less volume than the NYSE, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in Asia, such as those in China, are in the early stages of their development. Many companies traded on securities markets in Asia are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating NAVs, and sometimes also an inability to buy and sell securities. Market quotations on many securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. To the extent that any of the Asian countries experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Brokerage commissions and other transaction costs on securities exchanges in Asia are generally higher than in the U.S. Settlement procedures in certain Asian countries are less developed and reliable than those in the U.S. and in other developed markets, and a Fund may experience settlement delays or other material difficulties. Securities trading in certain Asian securities markets may be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations. The foregoing factors could impede the ability of a Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the NAV of shares of the Fund.

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There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian countries than exists in the United States. In addition, existing laws and regulations are often inconsistently applied. As legal systems in Asian countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Less information will, therefore, be available to a Fund than in respect of investments in the U.S. Further, in certain Asian countries, less information may be available to a Fund than to local market participants. Brokers in Asian countries may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress.

In addition, accounting and auditing standards applied in certain Asian countries frequently do not conform with the generally accepted accounting principles (“GAAP”) used in the United States. The use of some accounting policies, such as the constant purchasing power method, can cause distortion in some cases. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

Energy. Asia has historically depended on oil for most of its energy requirements. Certain Asian countries are highly dependent on imported oil. In the past, oil prices have had a major impact on Asian economies. Oil prices are generally subject to extreme volatility. Continuing increases in levels of worldwide oil and gas reserves and production may further depress the value of investments related to the natural resources industry. This trend is causing producers to curtail production or reduce capital spending for exploration activities. This could increase the time period a Fund would need to see a realization of its investments in the energy industry.

Natural Disasters. The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunamis), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist. The long-term economic effects of such geological factors on the Asian economy as a whole, and on a Fund’s investments and share price, cannot be predicted.

Investing in China Risk. In addition to the risks listed above under “Foreign Securities,” “Emerging Markets Securities” and “Asian Risk,” investing in China presents additional risks. Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war and social unrest); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging market economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. Dollars; (j) greater governmental involvement in and control over the economy, including over securities exchanges; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments. Investments in China may subject a Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Funds, directly or indirectly, including by reducing the after-tax profits of companies in China in which a Fund invests. Chinese taxes that may apply to a Fund’s investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Funds.

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The Holding Foreign Companies Accountable Act provides that after three consecutive years of determinations by the U.S. Public Company Accounting Oversight Board (“PCAOB”) that positions taken by authorities in China obstructed the PCAOB’s ability to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, the companies audited by those firms would be subject to a trading prohibition on U.S. markets. On August 26, 2022, the PCAOB signed a Statement of Protocol with the China Securities Regulatory Commission and the Ministry of Finance of the People’s Republic of China to grant the PCAOB access to inspect and investigate registered public accounting firms in mainland China and Hong Kong completely, consistent with U.S. law. To the extent the PCAOB remains unable to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies, such inability may impose significant additional risks associated with investments in China. Further, to the extent a Fund invests in the securities of a company whose securities become subject to a trading prohibition, the Fund’s ability to transact in such securities, and the liquidity of the securities, as well as their market price, would likely be adversely affected.

Investment in China is subject to certain political risks. Following the establishment of the People’s Republic of China (“PRC”) by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation.

There can be no assurance that the Chinese government will not take similar action in the future. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market.

Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets.

Uncertainty over Hong Kong’s political future arising from interactions with China has resulted in social unrest, which could in turn cause uncertainty in the markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Funds’ NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV.

The Chinese economy has grown rapidly in the past but there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. An economic downturn in China or geopolitical tensions involving China could adversely impact investments in Chinese or Chinese-related issuers because, among other possibilities, certain Chinese issuers may be sanctioned by the U.S. government in the event of a geopolitical tension. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on the economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Chinese authorities may intervene in the China Securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China Securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has imposed, and may in the future impose additional, tariffs on the other country’s products.

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These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. Certain securities are, or may in the future become, restricted, and a Fund may be forced to sell such restricted securities and incur a loss as a result. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Historically, investments in stocks, bonds, and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments (collectively referred to as “China Securities”) approved by the China Securities Regulatory Commission (“CSRC”) were not eligible for investment by non-Chinese investors. However, the CSRC may grant qualified foreign institutional investor (“QFII”) licenses and renminbi qualified foreign institutional investor (“RQFII”) licenses that allow non-Chinese institutional investors to invest in China securities. Each QFII and RQFII license holder is authorized to invest in China Securities only up to a specified quota established by the Chinese State Administration of Foreign Exchange.

Variable Interest Entities. A Fund may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (VIEs). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in China. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements with the Chinese company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the Chinese company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of China and are available to non-Chinese investors, such as a Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company.

Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIEs are not formally recognized under Chinese law. There is a risk that China may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies.

Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying Chinese company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the Chinese company may be deemed unenforceable in China, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the Chinese company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the Chinese company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. The VIE structure generally restricts a Fund’s ability to influence the Chinese company through proxy voting and other means and may restrict the ability of an issuer to pay dividends to shareholders from the Chinese company’s earnings. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and a fund could incur significant losses with no recourse available.

China Interbank Bond Market. Certain Funds may transact in the China Interbank Bond Market (“CIBM”) when buying or selling portfolio securities for the Funds. The China bond market is made up of the CIBM and the exchange listed bond market. The CIBM was established in 1997. Currently, approximately 90% of PRC bond trading activity takes place in the CIBM, and the main products traded in this market include government bonds, central bank papers, policy bank bonds and non-financial firms’ medium-term notes. The China bond market is made up of the CIBM and the exchange listed bond market.

The CIBM was established in 1997 and was limited to domestic participants, but access to the market has since been expanded to foreign institutional investors. To the extent permissible by the relevant regulations or authorities, the Fund may invest in the CIBM through CIBM Direct or Bond Connect. Under the CIBM Direct regime, foreign institutional investors have direct access to bonds traded on the CIBM, subject to the relevant rules established by the People’s Bank of China (“PBOC”) (“CIBM Direct Rules”). An onshore trading and settlement agent shall be engaged to make the filing on behalf of the relevant Fund and conduct trading and settlement agency services for the Fund. PBOC will exercise on-going supervision on the onshore settlement agent and the Fund’s trading under the CIBM Direct Rules and may take relevant administrative actions such as suspension of trading and mandatory exit against the Fund in the event of any incompliance with the CIBM Direct Rules. The CIBM Direct Rules are relatively new and are still subject to continuous evolvement, which may adversely affect the Fund’s capability to invest in the CIBM.

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Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in prices of debt securities traded on such market fluctuating significantly. The bid and offer spreads of the prices of the PRC bonds may be large, and Funds transacting in the CIBM may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.

Stock Connect. In recent years, non-Chinese investors, including certain of the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in locations that have stock connect programs. China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange or the Shenzhen Stock Exchange.

They facilitate foreign investment in the PRC via brokers in Hong Kong. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. These could include limitations on trading or suspension of trading. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Fund’s rights with respect to the securities. As Stock Connect Programs are relatively new there are no assurances that the necessary systems to run the programs will function properly.

Stock Connect Programs are subject to aggregate and daily quota limitations on purchases and a Fund may experience delays in transacting via Stock Connect Programs. Once the daily quota is reached, the remaining orders for that day are rejected, however, the Fund would still be permitted to sell A-shares regardless of the daily quota. A-shares obtained on Stock Connect Programs may only be sold, purchased or otherwise transferred through Stock Connect Programs. Stock Connect Programs only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Fund may not be able to acquire or dispose of A-shares through Stock Connect in a timely manner, which could adversely affect the Fund’s performance. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk and credit risk.

Hong Kong Risk. Investment in Hong Kong issuers may subject a Fund to legal, regulatory, and political risks, specific to Hong Kong. Hong Kong is closely tied to China, economically and politically, following the UK’s 1997 handover of the former colony to China to be governed as a Special Administrative Region. Changes to Hong Kong’s legal, financial, and monetary system could negatively impact its economic prospects. Hong Kong’s evolving relationship with the central government in Beijing has been a source of political unrest and may result in economic disruption. By treaty, China has committed to preserve Hong Kong’s high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, there continues to exist political uncertainty within Hong Kong. For example, in June 2020 China adopted a new security law that severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Widespread protests were held in Hong Kong in response to the new law, and the United States imposed sanctions on certain Hong Kong officials for cracking down on pro-democracy protests. There is no guarantee that additional protests will not arise in the future or whether the United States will respond to such protests with additional sanctions. Further, any changes in the Chinese economy, trade regulations, or control over Hong Kong may have an adverse impact on Hong Kong’s economy and thereby impact a Fund.

Latin America Risk. The economies in Latin America are considered emerging market economies. As a result, investing in Latin America imposes risks greater than, or in addition to, the risks of investing in more developed foreign markets. Most economies in Latin America have historically been characterized by high levels of inflation, including, in some cases, hyperinflation and currency devaluations. In the past, these conditions have led to high interest rates, extreme measures by governments to limit inflation, and limited economic growth. Although inflation in many countries has lessened, the economies of the Latin American region continue to be volatile and characterized by high interest rates and unemployment. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals and metals represent a significant percentage of Latin American exports.

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The economies of many Latin American countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Since the early 1990s most governments in the Latin American region have transitioned from protectionist policies to policies that promote regional and global exposure. Many countries in the Latin American region have reduced trade barriers and are parties to trade agreements, although there is no guarantee that this trend will continue. Many countries in the Latin American region are dependent on the United States economy, and any declines in the United States economy are likely to affect the economies throughout the Latin American region. Mexico is particularly vulnerable to fluctuations in the United States economy because the majority of its exports are directed to the United States. In addition, China is a major buyer of Latin America’s commodities and a key investor in South America, and therefore, conditions in China may significantly impact the economy of the Latin American region.

Many Latin American countries are dependent on foreign loans from developed countries and several Latin American countries are among the largest debtors among emerging market economies. To the extent that there are rising interest rates, some countries may be forced to restructure loans or risk default on their obligations, which may adversely affect securities markets. Some central banks have recently eased their monetary policies in response to liquidity shortages, but Latin American countries continue to face significant economic difficulties as a result of their high level of indebtedness and dependence on foreign credit.

The economies of certain Latin American countries have experienced high interest and inflation rates, economic volatility, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region are particularly sensitive to fluctuations in commodity prices. The economies of Latin American countries are heavily dependent on trading relationships with key trading partners, including the U.S., Europe, Asia and other Latin American countries. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, in the past, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. For example, the government of Brazil imposes a tax on foreign investment in Brazilian stocks and bonds, which may affect the value of the Fund’s investments in the securities of Brazilian issuers.

Structural Risk. Certain Latin American countries are subject to a considerable degree of economic, political and social instability, which could adversely affect investments in the Fund.

Economic Risk. Certain Latin American countries have experienced economic instability resulting from periods of high inflation and currency devaluations.

Political and Social Risk. Certain Latin American countries have experienced periods of instability and social unrest in the past. For example, Mexico has been destabilized by local insurrections, social upheavals and drug related violence.

Disparities of wealth, the pace and success of democratization and capital market development and ethnic, religious and racial disaffection may exacerbate social unrest, violence and labor unrest in a number of Latin American countries.

Certain Latin American countries experience significant unemployment in certain regions, as well as widespread underemployment.

Russia Risk. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the United States and most other developed countries.

In particular, investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions. Such sanctions – which may impact companies in many sectors, including energy, financial services and defense, among others – may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain investments in Russian companies or instruments tied to Russian companies may be prohibited and/or existing investments may become illiquid (e.g., in the event that a Fund is prohibited from transacting in certain existing investments tied to Russia), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions. It is also possible that such sanctions may prevent U.S.-based entities that provide services to a Fund from transacting with Russian entities. Under such circumstances, a Fund may not receive payments due with respect to certain investments, such as the payments due in connection with the Fund’s holding of a fixed income security. The sanctions imposed on Russia by the United States and the European Union, as well as the threat of additional sanctions, could have further adverse consequences for the Russian economy, including continued weakening of the ruble, additional downgrades in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government.

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Over the past century, Russia has experienced political and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered or been retrenched. In this environment, political and economic policies could shift suddenly in ways detrimental to the interest of foreign and private investors.

Russia has attempted, and may attempt in the future, to assert its influence in the region through economic or military measures. In February 2022, the Russian military invaded Ukraine, which amplified existing geopolitical tensions among Russia, Ukraine, Europe, and many other countries including the U.S. and other members of the North Atlantic Treaty Organization. Russia’s invasion of Ukraine has led to, and additional Russian military actions may lead to further or additional sanctions being levied by the United States, the United Kingdom, and members of the EU against Russia. In particular, U.S. sanctions prohibit any “new investment” in Russia which is defined to include any new purchases of Russian securities. U.S. persons also are required to freeze securities issued by certain Russian entities identified on the List of Specially Designated Nationals, which includes several large publicly traded Russian banks and other companies.

Russia has issued various countermeasures that affect the ability of non-Russian persons to trade in Russian securities. In addition, a number of large corporations and U.S. and foreign entities have divested interests or otherwise curtailed business dealings in Russia or with certain Russian business or announced plans to do so. Russia’s military incursion and the resulting sanctions have and could further adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments, even beyond any direct exposure the Fund may have to issuers in Russia or the adjoining geographic regions.

An increasingly assertive Russia poses its own set of risks for the EU, as evidenced by the ongoing Russian-Ukraine conflict. Opposition to EU expansion to members of the former Soviet bloc may prompt more intervention by Russia in the affairs of its neighbors. This interventionist stance may carry various negative consequences, including direct effects, such as export restrictions on Russia’s natural resources, Russian support for separatist groups or pro-Russian parties located in EU countries, Russian interference in the internal political affairs of current or potential EU members or of the EU itself, externalities of ongoing conflict, such as an influx of refugees from Ukraine and Syria, or collateral damage to foreign assets in conflict zones, all of which could negatively impact EU economic activities. Russia’s war against Ukraine remains ongoing as of the date of this SAI, and the extent and duration of this war and the resulting sanctions’ impact on markets remains impossible to predict but could be substantial.

Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, enforcement of the Russian tax system is prone to inconsistent, arbitrary, retroactive, confiscatory, and/or exorbitant taxation. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia.

Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, there is little solid corporate information available to investors because of less stringent auditing and financial reporting standards that apply to companies operating in Russia. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies.

Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still can occur.

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Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence, or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent by inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.

In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. A Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.

The Russian economy is heavily dependent upon the export of a range of commodities including industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Furthermore, the sale and use of certain strategically important commodities, such as gas, may be dictated by political, rather than economic, considerations.

Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. Any investment denominated in rubles may be subject to significant devaluation in the future. Although official sovereign debt to GDP figures are low for a developed economy, sovereign default remains a risk.

Even absent a sovereign default, foreign investors could face the possibility of further devaluations. There is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls could prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

Event Risk. Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt. Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

Exchange-Traded Funds. ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad-based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales.

An ETF’s losses on short sales are potentially unlimited; however, a Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, a Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.

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Gains or losses on a Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act) (a “RIC”), the limitations applicable to a Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. Rule 12d1-4 under the 1940 Act exempts certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits, subject to certain conditions. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Focus Risk. To the extent that a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Foreign Commercial Paper. Commercial paper is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation. A Fund believes that such investments do not involve the creation of a senior security, but, in accordance with current federal securities laws, rules, and staff positions, nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign Currencies Risk. Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. Dollar against these currencies is responsible for part of a Fund’s investment performance. If the U.S. Dollar falls in value relative to the Japanese yen, for example, the U.S. Dollar value of a Japanese stock held by a Fund will rise even though the price of the stock remains unchanged. Conversely, if the U.S. Dollar rises in value relative to the Japanese yen, the U.S. Dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the U.S. Dollar.

Although a Fund values its assets daily in terms of U.S. Dollars, it does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.

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Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions (“FX transactions”) either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

In general, the FX transactions executed for the Funds are divided into two main categories: (1) FX transactions in restricted markets (“Restricted Market FX”) and (2) FX transactions in unrestricted markets (“Unrestricted Market FX”).

Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser or a third-party agent executes Unrestricted Market FX relating to trading decisions. The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Funds’ custodian due to the small currency amount and lower volume of such transactions. The Funds and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

Foreign Government Securities. Investment in debt issued by foreign governments can involve a high degree of risk.

Debt securities issued by a foreign government are often supported by the full faith and credit of that foreign government. These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly. A Fund may have limited recourse to compel payment in the event of a default.

Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.

Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

To the extent that a Fund invests in obligations issued by emerging market governments, the risks associated with such sovereign debt investments are greater than those issued by developed countries. Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund’s holdings.

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Foreign Securities. Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with investing in U.S. securities. Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. Dollars on a daily basis in order to value a Fund’s shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.

Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks. Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. Foreign securities may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by protectionist trade policies, trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the United States and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries.

All the risks above can be heightened under adverse economic, market, geopolitical and other conditions.

Frontier Market Securities. The risks associated with investments in frontier market countries include all the risks described above for investments in “Foreign Securities” and “Emerging Markets Securities,” although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Futures. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

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The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration with respect to a Fund. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be paid thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

There are several risks associated with the use of futures contracts and futures options as hedging techniques, including market price, interest rate, leverage, liquidity, counterparty, operational and legal risks. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or, in accordance with current federal securities laws, rules, and staff positions, option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.

Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. The Adviser will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing a Fund, and the limits may constrain the ability of a Fund to use such contracts.

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

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Illiquid Investments Risk. Pursuant to Rule 22e-4 under the 1940 Act, each Fund may not invest more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause a Fund’s investments in illiquid investments to exceed the limit set forth above for a Fund’s investment in illiquid investments, the Fund will act to cause the aggregate amount of such investments to come within such limit as soon as reasonably practicable. In such event, however, a Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such investments.

A Fund may purchase investments that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such investments may be illiquid, for example, because there is a limited trading market for them. A Fund may be unable to sell a restricted or illiquid investment. In addition, it may be more difficult to determine a market value for restricted or illiquid investments. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid investment and the point at which the Fund is permitted or able to sell such investment, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of such Fund.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Funds to establish a liquidity risk management program. As required by the Liquidity Rule, the Funds have implemented a liquidity risk management program, including classifying each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment”, and the Board, including a majority of the independent trustees, appointed the Adviser as the Liquidity Risk Program administrator. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Impact of Large Redemptions and Purchases of Fund Shares Risk. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times, or in odd-lot amounts, when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund’s expense ratio. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle, which is typically a few days.

Indexed Securities. Indexed securities differ from other types of debt securities in which a Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments (defined below), such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. Dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. The value of indexed securities is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

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Inflation/Deflation Risk. A Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future because inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of a Fund’s assets can decline). Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). A Fund’s investments may not keep pace with inflation, which would adversely affect the real value of Fund shareholders’ investment in the Fund. This risk is greater for fixed-income instruments with longer maturities.

Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effort on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s assets.

Initial Public Offerings (“IPOs”). An IPO is a type of public offering where shares of stock in a company are sold to the general public, on a securities exchange, for the first time. Through this process, a private company transforms into a public company. IPOs are used by companies to raise expansion capital, to possibly monetize the investments of early private investors, and to become publicly traded enterprises. A company selling shares is never required to repay the capital to its public investors. The availability of IPOs may be limited and a Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Interests in Publicly Traded Limited Partnerships. Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences. Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial, public health, labor and other global market developments and disruptions, including those arising out of political and geopolitical events, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), natural/environmental or man-made disasters, war, terrorism, social unrest, recessions, inflation, rapid interest rate changes, supply chain disruptions, governmental or quasi-governmental actions (including sanctions and other similar measures) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

U.S. and global markets have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to a Fund and issuers in which it invests. Even if banks used by issuers in which a Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to a Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and decrease the value of certain holdings. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise, could have an adverse impact on a Fund and issuers in which it invests.

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Europe – Recent Events Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

For example, the uncertainties and potentially adverse events related to the United Kingdom’s exit from the European Union (“Brexit”) could increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the price of the Shares. The impact of Brexit on the Trust, the Trust’s service providers, and markets generally may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

Market Price Risk. The NAV of a Fund’s shares and the value of your investment may fluctuate. The market prices of a Fund’s shares will generally fluctuate in accordance with changes in NAV, changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the listing exchange. Although it is expected that each Fund’s shares will remain listed on an exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the Adviser nor the Sub-adviser can predict whether a Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for a Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. Authorized participants may be less willing to create or redeem Fund shares if there is a lack of an active market for such shares or a Fund’s underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV. In addition, unlike other types of ETFs, the Funds are not index funds. Each fund is actively managed and does not seek to replicate the performance of a specified index. There can be no assurance as to whether and/or the extent to which a Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.

Medium Company, Small Company and Emerging Growth Securities. Investing in securities of medium-sized companies, small-sized, including micro-capitalization companies and emerging growth companies, may involve greater risks than investing in the securities of larger, more established companies, including possible risk of loss. Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general. Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth. In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.

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Money Market Instruments and Associated Regulatory Risk. Each Fund may invest up to 20% of its net assets in short term investment grade money market obligations at the time of purchase. Money market instruments may include the following types of instruments:

•	obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•	obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•	obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•	asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•	repurchase agreements;

•	bank or savings and loan obligations;

•	certificates of deposit maturing in one year or less;

•	commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. It may also be issued by foreign governments, and states and municipalities. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•	bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which a Fund will look to the credit worthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to credit worthiness of the borrower;

•	high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser;

•	extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•	unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

The SEC adopted changes to the rules that govern SEC registered money market funds in July 2023. These changes include, among other things: (1) substantially increasing the required minimum levels of liquid assets a fund must hold; (2) allowing a money market fund’s board or its delegate to charge liquidity fees when it determines such fee would be in the best interests of the fund; (3) removing a fund’s ability to impose a temporary suspension of redemptions (except under extraordinary circumstances as part of a liquidation); (4) substantially increasing the required minimum levels of liquid assets a fund must hold; (5) allowing certain money market funds to engage in certain practices in order to maintain a stable NAV in a negative interest rate environment; and (6) enhancing reporting requirements for all money market funds. These changes may affect the performance, yield, and operating expenses of a Fund.

No Guarantee of Active Trading Market Risk. While each Fund’s shares are listed on a national exchange, there can be no assurance that active trading markets for shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or “step away” from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and the Fund’s NAV. Such reduced effectiveness could result in a Fund’s shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s shares.

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Operational Risk. Your ability to transact with a Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although a Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price or the right to a cash settlement payment. For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price or the right to a cash settlement payment. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and OTC options. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

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If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. In accordance with current federal securities laws, rules, and staff positions, all calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call). Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated in accordance with current federal securities laws, rules, and staff positions to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options Transactions. A Fund may write (sell) options to generate current income or as a hedge to reduce investment risk. A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by a Fund in accordance with current federal securities laws, rules, and staff positions would not exceed 25% of its net assets at the time of purchase. A Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the call options it has written. A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and unwind than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end.

The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Options on Swaps (“Swaptions”). The purchase and sale of put and call options on swap agreements are commonly referred to as swaptions. Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the SEC or the CFTC. A Fund may enter into different types of swaptions, such as swaptions on credit derivatives or on credit indices for hedging purposes or to seek to increase total return. The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component. The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap. The intrinsic value component measures the degree to which an option is in-the-money, if at all. The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract. Swaptions must thus be regarded as inherently illiquid.

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The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts. Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement). In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund.

While a Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, a Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so. There may be an imperfect correlation between a Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Further, a Fund’s use of swaptions to reduce risk involves costs and will be subject to the Adviser’s ability to predict correctly changes in interest rate relationships or other factors. No assurance can be given that the Adviser’s judgment in this respect will be correct.

Options on Futures Contracts. There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates, commodities and securities markets by a Fund’s Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

As contrasted with the direct investment in such a contract, an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a fixed income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Funds.

Options on Interest Rate Futures Contracts. A Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Options on Foreign Currency Futures Contracts. A Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in currency exchange rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments – Risks of Strategic Transactions Inside the U.S.”

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Other Investment Companies Risk. Investments in securities of other investment companies, including ETFs, are generally subject to limitations prescribed by the 1940 Act and its rules, and applicable SEC staff interpretations or applicable exemptive relief granted by the SEC. Such investments subject a Fund to the risks that apply to the other investment company, including market and selection risk, and may increase a Fund’s expenses to the extent the Fund pays fees, including investment advisory and administrative fees, charged by the other investment company. The success of a Fund’s investment in these securities is directly related, in part, to the ability of the other investment companies to meet their investment objective.

Investments in ETFs and listed closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share. There may also not be an active trading market available for shares of some ETFs or closed-end funds. Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange. In addition, a Fund pays brokerage commissions in connection with the purchase and sale of shares of ETF and closed-end funds. ETFs and closed-end funds are also subject to specific risks depending on the nature of the ETF or closed-end fund, such as liquidity risk, sector risk, and foreign and emerging markets risk, as well as risks associated with fixed income securities, real estate investments and commodities. Closed-end funds may utilize more leverage than other types of investment companies. They can utilize leverage by issuing preferred stocks or debt securities to raise additional capital which can, in turn, be used to buy more securities and leverage its portfolio.

A business development company (“BDC”), which is a type of closed-end fund, typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk. The Small Business Credit Availability Act permits BDCs to adopt a lower asset coverage ratio, thereby enhancing their ability to use leverage. Investments in BDCs that use greater leverage may be subject to heightened risks.

A Fund will indirectly bear a pro rata share of fees and expenses incurred by any investment companies in which the Fund is invested. A Fund’s pro rata portion of the cumulative expenses charged by the investment companies is calculated as a percentage of the Fund’s average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of a Fund’s assets among the investment companies and the actual expenses of the investment companies. Business development company expenses are similar to the expenses paid by any operating company held by a Fund. They are not direct costs paid by Fund shareholders and are not used to calculate a Fund’s net asset value. They have no impact on the costs associated with Fund operations.

Preferred Stock. Preferred stocks, like some debt obligations, are generally fixed income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, to the extent proceeds are available after paying any more senior creditors, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

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Private Placements and Other Restricted Securities. Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “Securities Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the SEC  pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market. Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the Securities Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid securities.

Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Real Estate Investment Trusts. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, changes in interest rates may hurt real estate values or the values of underlying mortgage loans, and therefore make REIT shares less attractive, more volatile and less liquid than other income producing investments.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires) and are subject to the risks of financing projects and illiquid markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders. The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

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Real Estate Securities Risk. Although a Fund may not invest directly in real estate, a Fund may invest in securities of issuers that are principally engaged in the real estate industry. The value of the shares of a Fund investing in such issuers will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry.

These factors include, among others: (1) changes in general economic and market conditions; (2) changes in the value of real estate properties; (3) risks related to local economic conditions, overbuilding and increased competition; (4) increases in property taxes and operating expenses; (5) changes in zoning laws; (6) casualty and condemnation losses; (7) variations in rental income, neighborhood values or the appeal of property to tenants; (8) changes in interest rates; and (9) changes in demographic trends and occupancy rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

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Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which a Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect a Fund’s investment performance.

Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on their investment in such company.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation.

This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

Regulation of Commodity Interests. CFTC regulations subject registered investment companies and/or their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests.

For the Funds, the Adviser has claimed an exclusion from the definition of commodity pool operator under CFTC Rule 4.5 with respect to each Fund, and therefore such Funds and the Adviser (with respect to such Funds) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules. The Adviser has to reaffirm annually its eligibility for this exclusion. The Adviser intends to continue to operate each Fund in a manner to maintain its exclusion under CFTC Rule 4.5.

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Rights Issues and Warrants. Rights Issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. Warrants are speculative and have no value if they are not exercised before the expiration date.

The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time a Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

OTC equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. OTC warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. A Fund may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

Secondary Offerings. A Fund may invest a portion of its assets in shares secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital.

However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

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Secondary Trading Market Issues Risk. Trading in shares on an exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to the exchange’s “circuit breaker” rules. If a trading halt or unanticipated early closing of exchange occurs, a shareholder may be unable to purchase or sell shares of a Fund. There can be no assurance that the exchange’s requirements for maintaining the listing of a Fund will continue to be met or will remain unchanged.

While the creation/redemption feature is designed to make it likely that shares normally will trade close to a Fund’s NAV, market prices are not expected to correlate exactly to the Fund’s NAV due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, adverse developments impacting market makers, authorized participants or other market participants, high market volatility or lack of an active trading market for the shares (including through a trading halt) may result in market prices for shares of a Fund that differ significantly from its NAV or to the intra-day value of the Fund’s holdings. If an investor purchases shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses.

Given the nature of the relevant markets for certain of the securities held by a Fund, shares may trade at a larger premium or discount to NAV than shares of other kinds of ETFs. In addition, the securities held by a Fund may be traded in markets that close at a different time than the exchange on which the Fund is listed. Liquidity in those securities may be reduced after the applicable closing times. Accordingly, during the time when such exchange is open but after the applicable market closing, fixing or settlement times, bid/ask spreads and the resulting premium or discount to the shares’ NAV may widen.

When you buy or sell shares of a Fund through a broker, you will likely incur a brokerage commission or other charges imposed by brokers. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of a Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease. In times of severe market disruption, including when trading of a Fund’s holdings may be halted, the bid-ask spread may increase significantly. This means that shares may trade at a discount to a Fund’s NAV, and the discount is likely to be greatest during significant market volatility.

Shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are, therefore, subject to the risk of increased volatility and price decreases associated with being sold short.

Securities of Investment Companies. To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies. No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. For purposes of these limitations, a Fund would aggregate its investments in any private placements with its investment company holdings, which would include ETF holdings unless an exemption applies (as described in “Exchange-Traded Funds” above). Rule 12d1-4 under the 1940 Act permits registered investment companies to acquire securities of another investment company in excess of these amounts, subject to certain conditions.

To the extent a Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.

Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Each Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

See also “Exchange-Traded Funds” and “Other Investment Companies Risk” above.

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“Special Situations” Companies Risk. “Special situations” with respect to a portfolio company include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Strategic Transactions, Derivatives and Synthetic Investments. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed income securities in the Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts. In certain circumstances, a Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, a Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used subject to certain limits imposed by the 1940 Act to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and, in accordance with current federal securities laws, rules, and staff positions, a Fund will segregate assets (or enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts and Synthetic Investments, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Synthetic Investments also involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, and counterparties involved. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts and short options positions would create a greater ongoing potential financial risk than would purchases of options (i.e., long options positions, when the exposure is limited to the cost of the initial premium). Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

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Risks of Strategic Transactions Inside the U.S. It is possible that government regulation of various types of derivative instruments, such as the currency and interest rate transactions, credit default swaps and options described herein, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact a Fund. For example, it is possible that developments in the derivatives market, including new regulatory requirements, could limit or prevent a Fund’s ability to utilize derivatives as part of its investment strategy, terminate existing derivatives or realize amounts to be received under such derivatives, which could negatively affect the Fund. Some derivatives currently are, and more in the future will be, required to be centrally cleared, which affects how derivatives are transacted.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), resulted in a comprehensive regulatory regime for derivatives that qualify as “swaps”, which are generally regulated by the CFTC, and “security-based swaps”, which are generally regulated by the SEC. Foreign exchange forwards and spot foreign exchange are generally exempt from this regulation. The Dodd-Frank Act created a new clearing and exchange-trading requirements for OTC derivatives that are swaps or security-based swaps. The Dodd-Frank Act also requires the CFTC, SEC and banking or prudential regulators, to establish capital requirements for certain regulated counterparties (such as swap dealers), as well as requirements for such regulated counterparties to collect margin from and post margin to counterparties, such as the Funds, to uncleared derivatives and to impose clearing and central trading requirements, that also require margin posting by the Funds. The CFTC and banking or prudential regulators have adopted margin rules for uncleared swaps and, in the case of prudential regulators, security-based swaps as well.

Variation margin requirements have been implemented by the CFTC and prudential regulators (and in some cases initial margin). The SEC has also adopted a set of regulations that apply to security-based swaps, including dealer registration, central clearing, business conduct and margin requirements that are expected to go into effect in the near future. The Funds may incur additional costs in complying with the SEC rules because many of those rules differ from the rules adopted for swaps by the CFTC and the prudential regulators.

If a swap entered into by a Fund is required to be centrally cleared, Dodd-Frank and the CFTC’s regulations may also require that the swap be executed on a regulated market facility such as a “swap execution facility” or “SEF”. Similar regulatory requirements also apply to security-based swaps that are subject to the jurisdiction of the SEC.

While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC, or by the banking or prudential regulators in the case of capital requirements and margin requirements for uncleared swaps with respect to certain regulated counterparties, or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a Fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the Fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions also could prevent the Fund from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

The CFTC and the SEC continue to review the proposed and current regulatory requirements applicable to derivatives, including swaps and security-based swaps. It is not certain at this time how the regulators may change these requirements and such proposals may create barriers to the Fund’s use of certain types of investments.

As described above, the Fund may also trade in currency forward contracts. There is less protection against defaults in the forward trading of currencies since such contracts are currently not guaranteed by any clearing house. The Dodd-Frank Act includes in the definition of “swaps” that are regulated by the CFTC most types of currency derivatives including cash-settled or non-deliverable foreign currency forwards. Such currency derivatives may, in the future, be required to be cleared by a clearinghouse and traded on a regulated exchange, and are now generally subject to the final swap regulations adopted by the CFTC in connection with its authority under the Dodd-Frank Act. A limited category of currency derivatives, namely physically-settled or deliverable foreign currency forwards and swaps, however, are excluded from certain of the Dodd-Frank Act regulations as a result of a determination issued by the Secretary of the Treasury. These foreign currency derivatives are not subject to the mandatory clearing or exchange-trading requirements of the Dodd-Frank Act.

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Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S. (which may depend on whether the Fund is executing trades with a CFTC or SEC registered dealer), may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Close-out Risk for Qualified Financial Contracts. Regulations adopted by the prudential regulators require counterparties of the banks and other financial intermediaries that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit and other risks to the Funds.

Tax Reclaim Risk. Funds managed by the Adviser may be entitled to tax reclaims related to portfolio holdings in certain jurisdictions. Dividend and interest income from non-U.S. portfolio holdings received by a Fund are generally subject to non-U.S. withholding taxes and are recorded on ex-dividend date. A Fund generally files for tax reclaims for the refund of such withholding taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as a tax reclaim receivable for a Fund. The actual receipt and timing of receipt of a tax reclaim varies depending on the foreign jurisdiction and receipt of reclaims in certain jurisdictions may be significantly delayed.

Temporary Defensive Positions. Generally each Fund will be fully invested in accordance with its investment objective and strategies. However, pending investment of cash balances or for other cash management purposes, or if the Adviser believes that business, economic, political or financial conditions warrant, a Fund may invest, without limit, in cash or cash equivalents, including: (1) foreign money market instruments (such as bankers’ acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements); (2) obligations issued or guaranteed by the U.S. Government its agencies and instrumentalities; (3) certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks; (4) prime quality commercial paper; (5) repurchase agreements covering any of the securities in which the Fund may invest directly; (6) money market instruments; and (7) high quality debt securities without equity features. Should this occur, a Fund will not be pursuing and may not achieve its investment objective or may miss potential market upswings.

In addition, pending the investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to derivatives that provide exposure to markets or companies in which a Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act.

U.S. Government Securities. There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

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Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Fannie Mae Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest. U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a Fund’s portfolio does not guarantee the NAV of the shares of the Fund. There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time. Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in U.S. Government Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Government National Mortgage Association Certificates.

Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity. As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

TIPS Bonds. Treasury Inflation-Protected Securities (“TIPS”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation. The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.

TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.

For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

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The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

When-Issued Securities and Delayed-Delivery. A Fund may purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.

During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV. The market value of the securities may be more or less than the purchase price. In accordance with current federal securities laws, rules, and staff positions, a Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

When a Fund enters into a delayed delivery transaction, a when-issued transaction or a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the event that the transaction is unable to settle (e.g., in the event of a default on the Fund).

Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., the seller fails to deliver the security). A Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.

Rule 18f-4 under the 1940 Act, which became fully effective in August 2022, provides that funds may invest in securities on a when-issued or forward-settling basis, or with a non-standard settlement cycle. These transactions are not deemed to involve a senior security, and thus generally do not require the Fund to maintain a “segregated account” when engaging in these types of transactions, subject to certain conditions and any other restrictions that the Fund has adopted.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

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Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover, the greater transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

The table below shows the Predecessor Funds’ portfolio turnover rates for the fiscal years ended October 31, 2024 and 2023.

Fund	2024	2023
Focused U.S. Small Cap Active ETF(1)	110%	17%
Emerging Markets Dividend Active ETF(1)	122%	23%
(1) The Predecessor Fund’s portfolio turnover was higher during the fiscal year ended October 31, 2024 due to the change in the Fund’s strategy that took place during the fiscal year.
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Investment Restrictions

Fundamental Investment Restrictions:

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Emerging Markets Dividend Active ETF and Focused U.S. Small Cap Active ETF

•	May not purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

•	May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•	May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

•	May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies. The following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance; commercial mortgage and residential mortgage are not considered separate industries.

•	May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•	May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

For purposes of the fundamental policy restricting investments in an issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry, each of the Funds will, as a non-fundamental policy, consider commercial mortgage and residential mortgage to be a single industry (notwithstanding the statement defining separate industries contained in the policy). In addition, notwithstanding the statement defining separate industries contained in the policy, each of the Funds may elect to consider certain of such industries as part of the same industry to be consistent with a third-party industry classification system (e.g., BICS, GICS or Barclays Live), and may otherwise define industries consistent with applicable law and SEC guidance. Further, each of the Funds will endeavor to consider the concentration policy of underlying investment companies when determining the Fund’s compliance with its concentration policy.

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The Following are the Non-Fundamental Operating Policies of the Funds Listed Below Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:

As a matter of non-fundamental policy, the Focused U.S. Small Cap Active ETF may not:

•	acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets (that is, investments that the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investments).

•	Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short. The Focused U.S. Small Cap Active ETF may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

•	Purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•	Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

•	Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33⅓% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating.

•	Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom, however, the Funds may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

As a matter of non-fundamental policy, the Emerging Markets Dividend Active ETF may not:

•	Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales “against the box.”

•	Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices, commodities and currencies and (b) purchase or write options on futures contracts.

•	Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

•	Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

•	Invest more than 15% of the value of the Fund’s total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.
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With respect to the Funds:

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in NAV will not constitute a violation of such restriction or  requirement. However, should a change in NAV or other external events cause a Fund’s investments in illiquid securities  including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such  Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within  such limit as soon as reasonably practicable. In such event, however, such Fund would not be required to liquidate any  portfolio securities where a Fund would suffer a loss on the sale of such securities. The investment objective of each Fund is not fundamental and may be changed by the Board without shareholder approval.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Code requirements. Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other U.S. regulated investment companies, and other securities, such other securities limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers of which the Fund holds 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (defined as a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market, unless 90% or more of such partnership’s gross income is derived from its business of investing in stock, securities or currencies).

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Continuous Offering

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

•	For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Funds’ Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

•	Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of a Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with the sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
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Disclosure of Portfolio Holdings

The Trust has adopted a Portfolio Holdings Policy (the “Policy”) designed to govern the disclosure of each Fund’s portfolio holdings and the use of material non-public information about Fund holdings. The Policy applies to all officers, employees, and agents of the Funds, including the Adviser. The Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of the Funds.

As ETFs, information about each Fund’s portfolio holdings is made available on a daily basis in accordance with the regulations of the Funds’ Listing Exchange and other applicable SEC regulations, orders and no-action relief. In addition, the Funds described in this SAI currently intend to publish certain other portfolio characteristics information on the Trust’s website on a daily basis. Such information typically reflects a Fund’s anticipated portfolio holdings as of the next Business Day. This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Listing Exchange, the National Securities Clearing Corporation (“NSCC”) and/or third-party service providers.

A “Business Day” is any day on which the Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Adviser will disclose on its website at the start of each Business Day the identities and quantities of the securities and other assets held by each Fund that will form the basis of the Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed are based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on that Business Day.

Daily access to each Fund’s portfolio holdings with no lag time is permitted to personnel of the Advisors, the Distributor and the Fund’s administrator (“Administrator”), sub-administrator, custodian and accountant and their agents, or other agents or service providers of the Trust who have need of such information in connection with the ordinary course of their respective duties to the Fund. The Fund’s CCO may authorize disclosure of portfolio holdings.

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose a Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.

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Board of Trustees and Officers of the Trust

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INDEPENDENT TRUSTEES”)
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Radhika Ajmera**** Year of Birth: 1964	Trustee since 2020	Ms. Ajmera was appointed Chair of abrdn Japan Equity Fund Inc in 2017, having served as a director since 2014. She has been an independent nonexecutive director of abrdn Asia-Pacific Income Fund VCC since 2015. She is also an independent non-executive director of abrdn Funds since 2020 and abrdn Global Income Fund Inc, abrdn Asia-Pacific Income Fund Inc and abrdn Australia Equity Fund Inc since 2021. She has over 20 years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed end fund non-executive directorships. Ms. Ajmera is a graduate of the London School of Economics.	5 RICs consisting of 23 Portfolios	None.

P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is a lawyer of over 40 years standing. Currently, he is an adviser to Onkai, a US healthcare software company. He is also Chairman of a number of the open and closed end funds in the abrdn Fund Complex. He previously served as a non-executive director of U.S. healthcare companies, Medality LLC until 2023 and Bionik Laboratories Corp. (2018 - July 2022). Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 RICs consisting of 27 Portfolios	None.

Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter is the Principal of RPSS Enterprises, a consulting and advisory firm, a role he has held since 2019. From 2013 to 2021, he served as the Chief Financial and Administrative Officer of The Colorado Health Foundation. Mr. Porter served as an independent director at Centurylink Investment Management Company from 2011 to 2024. Previously, he held senior financial leadership positions as CFO at Telenet and Nupremis, and as Treasurer at Qwest Communications and MediaOne Group. He has also served as a board member and audit chair for BlackRidge Financial Inc. and Community First Bancshares, Inc.	6 RICs consisting of 23 Portfolios	Director of Century Link Investment Management Company from 2006 to 2024, Director of BlackRidge Financial Inc. from 2004 to 2019.

Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He was a Director of abrdn Asia-Pacific Income Investment Company Limited (Canadian investment fund) from 1993 to 2024.	1 RIC consisting of 18 Portfolios	None.
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TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST (“INTERESTED TRUSTEES”)
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
James O’Connor****, † Year of Birth: 1976	Trustee since June 2024	Mr. O’Connor is Head of the Americas at abrdn. He is responsible for running abrdn’s commercial activities in the Americas region and for execution of the regional corporate strategy. Prior to his current role, Mr. O’Connor held a number of positions at abrdn since joining the company in 2010. Most recently he was the Americas Chief Operating Officer and prior to that held the positions of Executive Director - Head of Institutional and Managing US Counsel. Before joining abrdn, Mr. O’Connor was an associate at Stradley Ronon Stevens & Young in the firm’s Investment Management Group and held various roles in operations, trading and product management for the broker-dealer arms of Merrill Lynch and NYLIFE Securities. Mr. O’Connor holds a JD from Rutgers University School of Law - Camden (Summa Cum Laude) and a BA degree from Villanova University.	2 RICs consisting of 21 Portfolios	None.

* Each Trustee holds office for an indefinite term until his successor is elected and qualified.

** The Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (20 Portfolios), and abrdn ETFs (3 Portfolios).

*** Directorships (excluding Fund Complex) held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**** Each Trustee may be contacted by writing to the Trustee c/o abrdn Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Megan Kennedy.

† Mr. O’Connor is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

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OFFICERS OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE *	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Alan Goodson** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	President and Chief Executive Officer (Since 2022)	Currently, Executive Director and Head of Product & Client Solutions - Americas for abrdn Inc., overseeing Product Management & Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.

Joseph Andolina** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since 2017)	Currently, Chief Risk Officer - Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.’s Legal Department, where he served as US Counsel since 2012.

Michael Marsico** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Treasurer, Chief Financial Officer and Principal Accounting Officer (Since 2023)	Currently, Senior Product Manager for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.

Megan Kennedy** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since 2009)	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.

Lucia Sitar** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since 2008)	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in July 2007.

Ben Moser** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since 2018)	Currently, Head of Commercial Operations, Americas for abrdn Inc. Mr. Moser joined abrdn Inc. in July 2008.

Katie Gebauer** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2023)	Currently, Chief Compliance Officer - ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.

Sharon Ferrari** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President (Since 2022)	Currently, Director, Product Management for abrdn Inc. Prior to that she was a Senior Fund Administration Manager for abrdn Inc. Ms. Ferrari joined the company in June 2008.

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OFFICERS OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE *	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Heather Hasson** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President (Since 2022)	Currently, Senior Product Solutions and Implementation Manager for abrdn Inc. Ms. Hasson joined the company in November 2006.

Andrew Kim** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President (Since 2022)	Currently, Senior Product Governance Manager – Attorney for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.

Robert Hepp** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2022)	Currently, Senior Product Governance Manager for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.

Matt Kence** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1974	Vice President (Since 2022)	Currently, Investment Director for abrdn Inc.

George Westervelt** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President (Since 2022)	Currently, Head of Global High Yield and Head of U.S. High Yield Research for abrdn Inc.

Ben Ritchie** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1980	Vice President (Since 2022)	Currently, Head of the Developed Markets Equities team at abrdn.
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OFFICERS OF THE TRUST
NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE *	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Svitlana Gubriy** abrdn Inc. 1 George Street Edinburgh EH2 2LL Year of Birth: 1972	Vice President (Since 2022)	Currently, Head of Indirect Real Assets at abrdn.

Josh Duitz** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1970	Vice President (Since 2022)	Currently, Head of Global Income at abrdn Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.

Jonathan Mondillo** abrdn Inc. 875 Third Ave 4th Floor, Suite 403 New York, NY 10022 Year of Birth: 1983	Vice President (Since 2022)	Currently, Global Head of Fixed Income. He joined the firm in 2018. Previously he managed mutual funds at Alpine Woods Capital Investors, LLC.

Devan Kaloo** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1972	Vice President (Since 2022)	Currently, Global Head of Equities and Head of Global Emerging Markets Equities for abrdn. Mr. Kaloo joined abrdn in 2000 as part of the Asian equities team in Singapore.

Chris Colarik** abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Vice President (Since 2022)	Currently, Head of U.S. Smaller Companies at abrdn Inc. He joined the firm in March 2023. Previously, he was a portfolio manager at Glenmede Investment Management.

Nick Robinson** abrdn Investments Limited 280 Bishopsgate London, E2M 4AG Year of Birth: 1978	Vice President (Since 2022)	Currently, Senior Investment Director on the Global Emerging Markets Equity team at abrdn since 2016. Previously, Mr. Robinson was a Director and Head of Brazilian Equities of abrdn’s operations in Sao Paulo, Brazil from 2009 to 2016.

Awais Khan abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President (Since 2024)	Currently, Head of ETF Portfolio Management and Capital Markets for abrdn. Previously, he was a portfolio manager at The Vanguard Group.

Kolotioloma Silue** abrdn Inc. 28 State Street 17th floor Boston, MA 02109 Year of Birth: 1977	Vice President (Since 2024)	Currently, Senior Product Manager for abrdn Inc. Mr. Silue joined abrdn Inc in October 2023 from Tekla Capital Management where he was employed as a Senior Manager of Fund Administration.

*Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

** Each officer of the Trust hold officer position(s) in one or more of the following: abrdn Asia-Pacific Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Global Income Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund and abrdn ETFs (consisting of 3 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed under the direction of its Board subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

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Additional Information about the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, Sub-adviser, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and the Funds. A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the abrdn fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Ajmera, financial services, investment management and executive experience and board experience with investment management and fund companies; Mr. O’Connor, the perspective he brings as Head of the Americas of abrdn Inc., the parent company of the Funds’ Advisor, and the experience he has gained as a business executive and through various roles in the financial services industry; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Porter, financial, accounting and executive experience with other companies and board experience with investment management and fund companies;  and Mr. Smith, experience as managing editor and director of a financial publications firm.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

The Board is composed of four Independent Trustees and one Interested Trustee, James O’Connor. The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit Committee and Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Funds, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Funds with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. Each Committee is comprised entirely of Independent Trustees. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

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The Audit Committee is comprised of Ms. Ajmera and Messrs. Malone, Porter and Smith. Mr. Porter serves as Chair of the Audit Committee as well as the Audit Committee Financial Expert. The purposes of the Audit Committee are to: (a) annually select, retain or terminate, and recommend to the Trustees for their ratification, the selection, retention or termination of the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Trust, the Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet periodically with the Trust’s independent auditor and Management, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits, and the fees proposed to be charged in connection with such services, (ii) review and discuss the Trust’s annual audited financial statements, (iii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the independent auditor, or the results of said audit(s), including matters required to be discussed by PCAOB Auditing Standard 1301, and Management’s response to such matters, (iv) to consider the independent auditor’s comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Management’s responses thereto, (v) to review the form of opinion the independent auditor proposes to render to the Board and shareholders, and (vi) to review the performance of the independent auditor; (d) review and discuss policies with respect to risk assessment and risk management with respect to the Funds; (e) set clear hiring policies when the Trust considers hiring employees or former employees of the independent auditor; (f) report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; (g) review annually with management and with the independent auditors their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; and (h) consider the independent auditor’s comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Management’s responses thereto. The function of the Audit Committee is oversight; it is the responsibility of the Trust’s management and to the extent delegated to the Adviser and Administrator, such Adviser and Administrator to maintain appropriate systems for accounting and internal controls. It is the responsibility of the Trust’s independent auditor to plan and carry out a proper audit. The independent auditor is directly accountable to the Audit Committee and must report directly to the Audit Committee. Each of the members is able to understand basic financial statements, including the Fund’s balance sheet, income statement and statement of cash flows and are not interested persons of the Trust, as defined in the 1940 Act. The Audit Committee met 4 times during the fiscal year ended October 31, 2024.

The Nominating and Corporate Governance Committee (“Nominating Committee”) is comprised of Ms. Ajmera and Messrs. Malone, Porter and Smith. Mr. Malone serves as Chair of the Nominating Committee. The Nominating Committee has the following responsibilities: (1) to select and nominate all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) to review, discuss, and make recommendations to the Board, relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund, including: (a) composition of the Board, including size, areas of expertise represented, tenure of the directors, including term limits and/or age limits, (b) committee assignments, (c) the role of the Board’s committees, including the scope of each committee’s responsibilities, and (d) the role of the Independent Directors, including periodic review of governance policies adopted by the Board; and (3) to implement (or cause to be implemented) an annual evaluation of the performance of the Board and the organization and effectiveness of its committees. The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders. When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary. Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, abrdn Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence. The Nominating Committee met 1 times during the fiscal year ended October 31, 2024.

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The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks.

Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs, and also by the Funds’ Sub-adviser, as applicable, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, Sub-adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, Sub-adviser, and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of Shares of abrdn Funds

As of December 31, 2024, the Trustees held shares of the Predecessor Funds and of the abrdn Family of Investment Companies as indicated below.

INDEPENDENT TRUSTEES
Name	Fund/Dollar Range of Predecessor Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Radhika Ajmera	None	$10,001 - $50,000
P. Gerald Malone	None	$50,001-$100,000
Rahn K. Porter	None	Over $100,000
Warren C. Smith	None	$10,001 - $50,000

INTERESTED TRUSTEE
Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies *
James O’Connor	None	None

*As of December 31, 2024, the Family of Investment Companies consisted of the Trust, which contained 20 portfolios and abrdn ETFs (consisting of 3 portfolios); however, each Trustee did not serve on the Board of every fund in such Family of Investment Companies. Ownership information is provided with respect to only those funds that each Trustee oversaw as of December 31, 2024.

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Compensation of Trustees

The Compensation Table below sets forth the total compensation that each Trustee received from the Trust and the Fund Complex (as defined below) for the fiscal year ended October 31, 2024.

INDEPENDENT TRUSTEES
Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Radhika Ajmera	$112,980	None	None	$347,928
P. Gerald Malone	$133,980	None	None	$581,482
Rahn K. Porter	$134,400	None	None	$293,387
Warren C. Smith	$121,800	None	None	$131,756

INTERESTED TRUSTEE
Name	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex *
Stephen Bird**	None	None	None	None
James O’Connor***	None	None	None	None

* As of October 31, 2024, the abrdn Fund Complex consisted of the Trust, which contained 20 portfolios, as well as abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn  Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn  Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund and abrdn ETFs (consisting of 3 portfolios).

** Mr. Bird resigned from the Board effective June 30, 2024.

*** Mr. O’Connor joined the Board as a Trustee effective June 30, 2024.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Code of Ethics

Federal law requires the Trust, the Adviser and Sub-adviser and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

Regulations under the federal securities laws require the Trust, the Adviser and Sub-adviser to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Funds. The Trust has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Adviser and Sub-adviser, as applicable. The Adviser and Sub-adviser  have adopted proxy voting policies and procedures, which have been reviewed and approved by the Funds’ Board, to ensure the proper and timely voting of the proxies on behalf of the Funds. Moreover, the Adviser will assist the Funds in the preparation of the Funds’ complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of the Funds or the Adviser and Sub-adviser  will be submitted to the Board for approval or review, as the case may be. For additional information, also attached hereto in Appendix C is the Adviser’s and Sub-adviser’s Listed Company Stewardship Guidelines, which among other things, expands upon how the Adviser and Sub-advisers approach environmental, social and governance issues when engaging with company management and voting proxies. Adviser’s and Sub-adviser’s proxy voting policies and procedures attached hereto as Appendix C.

Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 1-844-383-7289, (2) on the Funds’ website at www.abrdn.com/us/literature and (3) on the SEC’s website at http://www.sec.gov.

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Investment Advisory and Other Services

Investment Adviser and Sub-adviser

Under the Investment Advisory Agreement with the Trust, abrdn manages the Funds in accordance with the policies and procedures established by the Trustees.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds. For the Emerging Markets Dividend Active ETF, the Adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of the Sub-adviser who manages the investment portfolio of the Fund. The Adviser is also authorized to select and place portfolio investments on behalf of such subadvised Fund; however, the Adviser does not intend to do so as a routine matter at this time.

The Emerging Markets Dividend Active ETF is subadvised by abrdn Investments Limited (“aIL”), an affiliate of the Adviser. The Adviser and  Sub-adviser  are each wholly-owned subsidiaries of abrdn  Holdings Limited. abrdn  Holdings Limited  is a wholly-owned subsidiary of abrdn plc. abrdn plc, its affiliates and subsidiaries are referred to herein as the “abrdn”. abrdn, combined with its subsidiaries and affiliates, manages approximately $463 billion in assets as of December 31, 2024. abrdn provides asset management and investment solutions for clients and customers worldwide and also has a strong position in the pensions and savings market.

In rendering investment advisory services, the Adviser  and aIL may use the resources of investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the abrdn plc affiliates, including the Funds, as associated persons of the Adviser or Sub-adviser. No remuneration is paid by the Funds with respect to the memorandum of understanding/personnel sharing arrangements.

abrdn Inc.

abrdn pays the compensation of the officers of the Trust employed by abrdn. abrdn also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. In addition, abrdn pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement specifically provides that abrdn, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement continues in effect for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act. It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice. The Agreement further provides that abrdn may render similar services to others.

abrdn Inc., located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, is indirectly owned by abrdn plc.

For services provided under the Investment Advisory Agreement, abrdn receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Investment Advisory Fee
abrdn Emerging Markets Dividend Active ETF	0.70%
abrdn Focused U.S. Small Cap Active ETF	0.65%

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, abrdn may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of the Funds. In this regard, abrdn has entered into written expense limitation agreement with the Trust on behalf of the Funds. Pursuant to the expense limitation agreement, abrdn has agreed to waive or limit its fees and to assume other expenses to the extent necessary, subject to certain exclusions, to limit the total annual operating expenses of each such Fund to the limits described below. This limit excludes (i) interest, taxes, brokerage fees and short sale dividend expenses; (ii) expenses incurred indirectly by a Fund as a result of investments in other investment companies and pooled investment vehicles (“acquired fund fees and expenses” or “AFFE”) (but excluding AFFE for short term investment vehicles such as money market funds that do not exceed 0.005% of a Fund’s average net assets); and (iii) extraordinary expenses for a Fund Please note that the waiver of fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

abrdn may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the expense limitation agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. No reimbursement will be made unless: (i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the expense limitation agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the expense limitation agreement, reimbursement of amounts previously waived or assumed by abrdn is not permitted.

abrdn has agreed contractually to waive, through February 28, 2027, advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses of the Trust, excluding certain expenses as described above, as follows:

Name of Fund	Expense Limitation*
abrdn Focused U.S. Small Cap Active ETF	0.65%
abrdn Emerging Markets Dividend Active ETF	0.70%

* The Expense Limitation is effective as of December 11, 2024, and may not be terminated before February 28, 2027 without the approval of the Independent Trustees.

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Investment Advisory Fees

The Funds had not commenced operations as of October 31, 2024. Accordingly, there is no advisory fee or subadvisory fee payment information for the Funds.

The table below shows the investment advisory fees paid by each Predecessor Fund to the Adviser (which includes amounts paid by the Adviser to the affiliated Sub-adviser, as applicable) and the advisory fees waived and additional fund expenses reimbursed, if any, by the Adviser for the fiscal years ended October 31, 2024, 2023 and 2022. Advisory fee information for the Emerging Markets Dividend Active ETF for the periods prior to December 3, 2021, reflects fees paid by the Aberdeen Investment Funds Predecessor Fund to the Adviser.

	Year Ended October 31, 2024			Year Ended October 31, 2023			Year Ended October 31, 2022
Fund	Fees Paid	Fees Waived/ Reimbursed	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived/ Reimbursed	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived/ Reimbursed	Recoupment of Prior Fees Waived
Emerging Markets Dividend Active ETF(1),	$600,383	$336,332	$0	$624,188	$260,483	$0	$795,934	$426,614	$0
Focused U.S. Small Cap Active ETF	$98,821	$164,728	$0	$106,214	$159,457	$0	$139,684	$213,043	$0

(1)As explained in the “General Information” section of this SAI, this Fund was created as part of the reorganization of an Aberdeen Investment Funds Predecessor Fund into a newly created series of the Trust. Prior to the reorganization, investment advisory services for the Aberdeen Investment Funds Predecessor Fund were provided by the Adviser.

Sub-adviser

The Sub-adviser for the Emerging Markets Dividend Active ETF is as follows:

FUND	SUB-ADVISER
abrdn Emerging Markets Dividend Active ETF	abrdn Investments Limited (“aIL”)

aIL, a Scottish Company, serves as Sub-adviser to the Fund listed in the chart above. aIL is an affiliate of the Adviser. aIL’s registered office is located at 1 George Street, Edinburgh, United Kingdom, EH2 2LL.

Under the subadvisory agreements among the Trust, the Adviser and the Sub-adviser, subject to the supervision of the Adviser and the Trustees, manages the assets of the Fund listed above in accordance with the Fund’s investment objectives and policies. The Sub-adviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities.

Subadvisory Fees

The subadvisory fees for the subadvised Fund are paid by the Adviser from the management fee it receives. For the investment management services they provide to the Fund, the Sub-adviser  is entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser as detailed below:

SUBADVISORY FEE
FUND	aIL
Emerging Markets Dividend Active ETF	90%

Multi-Manager Structure

On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval. If a new unaffiliated subadviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser. The multi-manager structure is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

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The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser. The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether the subadviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Funds will obtain favorable results at any given time. The Adviser does not currently rely on the manager of managers order with respect to its management of the Funds.

Portfolio Managers

Appendix A contains the following information regarding the portfolio managers identified in the Funds’ Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts. The Funds had not commenced operations as of October 31, 2024. Information relating to each portfolio manager’s ownership in the Predecessor Funds of the Funds contained in this SAI that he or she manages, as part of the team, as of October 31, 2024, is set forth in the chart below.

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned
Christopher Colarik	Focused U.S. Small Cap Equity Fund	$10,001-$50,000
Scott Eun	Focused U.S. Small Cap Equity Fund	$10,001-$50,000
Matt Williams	Emerging Markets Dividend Fund	None
Gabriel Sacks	Emerging Markets Dividend Fund	None
Awais Khan	Focused U.S. Small Cap Equity Fund Emerging Markets Dividend Fund	None None

Distributor

ALPS Distributors, Inc. serves as Distributor for the Trust with respect to the Funds and its principal address is 1290 Broadway, Suite 1000, Denver, Colorado 80203. The Distributor has entered into a Distribution Agreement with the Trust with respect to the Funds pursuant to which it will serve as distributor with respect to creation and redemption of Creation Unit Aggregations. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares will be continuously offered for sale by a Fund through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the Purchase and Redemption of Creation Unit Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this SAI to Authorized Participants (as defined below) purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor is not affiliated with abrdn plc, the Advisor, or any stock exchange.

The Distribution Agreement for each Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below) or Depositary Trust Company (“DTC”) Participants (as defined below).

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The Funds had not commenced operations as of October 31, 2024. Accordingly, there is no information regarding the aggregate dollar amount of commissions received by ALPS for the sale of Fund shares.

Predecessor Distributor

As explained in the “General Information” section of this SAI, each of the abrdn Emerging Markets Dividend Active ETF and abrdn Focused U.S. Small Cap Active ETF acquired the assets and liabilities of the abrdn Emerging Markets Dividend Fund and abrdn Focused U.S. Small Cap Equity Fund, respectively, through a reorganization. Prior to the reorganization date of February 14, 2025, the Predecessor Funds had a different distributor, Aberdeen Fund Distributors LLC (“AFD”).

Distributor Fees

The information presented below for the fiscal years ended October 31, 2024, 2023 and 2022 reflects the amounts received in underwriting commissions from a portion of the front end sales charge of certain classes of the Predecessor Funds, all of which was retained by AFD.

Fund	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022
abrdn Emerging Markets Dividend Fund	$0	$19	$61
abrdn Focused U.S. Small Cap Equity Fund	$1,982	$70	$2,532

AFD also received the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A and A1 shares). The tables below reflect contingent deferred sales charges paid to AFD on redemptions of the Predecessor Funds’ shares for the fiscal year ended October 31, 2024.

Fund	Year Ended October 31, 2024
abrdn Emerging Markets Dividend Fund (1)	$0
abrdn Focused U.S. Small Cap Equity Fund (2)	$0

(1) On October 18, 2024, all issued and outstanding Class A shares of the abrdn Emerging Markets Dividend Fund were converted to Institutional Class shares.

(2) On October 18, 2024, all issued and outstanding Class A, Class R and Institutional Service Class shares of the abrdn Focused U.S. Small Cap Fund were converted to Institutional Class shares.

The Predecessor Funds had adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Funds’ distributor for expenses associated with the distribution of certain classes of shares of the Funds. Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

•	0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or service fees);
•	0.25% of the average daily net assets of Class A1 shares of each applicable Fund (distribution or service fees);
•	1.00% of the average daily net assets of Class C shares of each applicable Fund (0.25% service fee); and
•	0.50% of the average daily net assets of the Class R Shares of each applicable Fund (0.25% of which will be a distribution fee and 0.25% of which may be a service fee).

Distribution Plan Fees

The Funds had not commenced operations as of October 31, 2024. During the fiscal year ended October 31, 2024, AFD earned the following distribution fees under the Plan for the Predecessor Funds:

Fund	Class A
abrdn Emerging Markets Dividend Fund	$173,321
abrdn Focused U.S. Small Cap Equity Fund	$17,668

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While the Predecessor Funds paid the Predecessor Distributor an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund’s average daily net assets attributable to the Class A shares, a portion of that amount was retained by the Predecessor Distributor and the remainder was paid to processing organizations. For the fiscal year ended October 31, 2024, the following expenditures were made using the 12b-1 fees received by the Predecessor Distributor with respect to the Predecessor Funds.

Fund	Advertising	Prospectus Printing & Mailing[1]	Predecessor Distributor Compensation & Costs	Financing Charges with Respect to C Shares	Broker-Dealer Compensation & Costs
abrdn Emerging Markets Dividend Fund	$477	$0	$5,711	$0	$163,971
abrdn Focused U.S. Small Cap Equity Fund	$152	$0	$1,753	$0	$25,706

1 Printing and mailing of prospectuses to shareholders other than current Fund shareholders.

Intermediary Compensation. The Adviser or its affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to the Funds or their shareholders), may pay certain broker dealers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of any Fund’s Prospectus and they do not change the price paid by investors for the purchase of shares of the Funds or the amount received by a shareholder as proceeds from the redemption of shares of the Funds.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars and printed communications). The Adviser periodically assesses the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your advisor, broker or other investment professional, if any, may also be significant to such advisor, broker or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial advisor, broker or investment professionals if he or she receives similar payments from his or her Intermediary firm.

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Intermediary information is current only as of the date of this SAI. Please contact your advisor, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive. Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the Funds.

Fund Administration

Under the terms of a Fund Administration Agreement, abrdn provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. abrdn is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103.

Predecessor Fund Administrator

abrdn acted as each Predecessor Fund’s administrator and provided various administrative and accounting services, including daily valuation of the Predecessor Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.

The Funds had not commenced operations as of October 31, 2024. The administration fees paid by the Predecessor Funds for the three most recent fiscal years ended October 31, were as follows:

Fund	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022
abrdn Emerging Markets Dividend Fund (1)	$64,041	$66,580	$73,790
abrdn Focused U.S. Small Cap Equity Fund	$10,541	$11,330	$14,900

(1) For the year ended October 31, 2022, the administration fees were paid by the Aberdeen Investment Fund Predecessor Fund to abrdn Inc. for the period from November 1, 2021 to December 3, 2021 and the administration fees were paid by the Fund to abrdn  Inc. for the period from December 6, 2021 to October 31, 2022.

Sub-Administrator, Custodian and Fund Accountant

The Trust has entered into an Amended and Restated Master Custodian Agreement with State Street, which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, whereby State Street provides custody and fund accounting services for the Funds. abrdn has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain administration services to the Funds.

Securities Lending Activity

Pursuant to a Securities Lending Authorization Agreement with the Trust, on behalf of the Funds, Securities Finance Trust Company (“eSecLending”), acts as securities lending agent for the Funds. During the most recent fiscal year ended October 31, 2024, the services eSecLending may provide to the Funds, pursuant to the agreement, primarily included the following:

1.	selecting borrowers from an approved list of borrowers;

2.	negotiating the terms of securities loans, including the amount of fees, and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;

3.	monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;

4.	investing cash collateral received in connection with any loaned securities;

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5.	arranging for the collection of any interest, dividends or other distributions or other payments of any kind on loaned securities and payment of the same to the Funds;

6.	maintaining separate records for securities loaned;

7.	in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issuer, class, quantity and denomination as the loaned securities; and

8.	terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.

Because the Funds had not commenced operations as of October 31, 2024, the Funds did not engage in securities lending activities and, as a result, did not earn income or incur costs and expenses typically associated with such activities. The Predecessor Funds did not engage in securities lending during the fiscal year ended October 31, 2024.

Legal Counsel

Dechert, LLP, 1900 K Street, NW, Washington, DC 20006-1110, serves as the Trust’s legal counsel. Sullivan & Worcester LLP, 1666 K Street, NW, Washington, DC 20006, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Trust.

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Brokerage Allocation

The Adviser (or Sub-adviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price. This spread is the dealer’s profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a “principal” rather than agency basis. This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible). “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, available liquidity and reliability of execution, the confidentiality and placement accorded the order, and customer service. Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided. Both the Adviser and the Sub-adviser (if applicable) have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or the Sub-adviser (if applicable). SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions. On September 12, 2017, abrdn announced a change to the payment for research model, such that abrdn would absorb all research costs directly (i.e., pays for research from its profits and losses) to coincide with the new MiFID II legislation which went into effect on January 3, 2018. As a result, abrdn does not use soft dollars and has been paying “execution only” commission rates since the start of 2017, paying for research for equities out of its assets.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a Sub-adviser (if applicable) or by an affiliated company thereof. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the Sub-adviser (if applicable) believes that to do so is in the interest of the Fund. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of the Adviser and the Sub-adviser (if applicable) to seek best execution through responsible broker-dealers. The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker. These considerations are judgmental and are weighed by the Adviser and the Sub-adviser (if applicable) in determining the overall reasonableness of securities executions and commissions paid. In selecting broker-dealers, the Adviser and the Sub-adviser (if applicable) will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

As discussed under “General Information about the Funds’ Portfolio Instruments and Investment Policies – Foreign Currencies” above, with respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX. FX transactions executed for the Funds are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The Adviser, Sub-adviser (if applicable) or third-party agent execute Unrestricted Market FX relating to trading decisions. The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or Sub-adviser or by the Funds’ custodian due to the small currency amount and lower volume of such transactions. The Funds, the Adviser and the Sub-adviser (if applicable) have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

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The Adviser and the Sub-adviser (if applicable) may cause a Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s or Sub-adviser’s (if applicable) obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which a Sub-adviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplates that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act. Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission. Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate Sub-adviser (if applicable), be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers. The Adviser and the Sub-adviser (if applicable) do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Funds nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Funds’ brokerage transactions to a broker-dealer because of the research services such broker provides to a Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers.

The Funds had not commenced operations as of October 31, 2024. Accordingly, the Funds did not pay brokers for transactions and related commissions from which the Adviser and Sub-adviser(s) also received research services.

The dollar amount of transactions and related commissions for transactions paid to a broker from which the Adviser and Sub-adviser also received research services for the fiscal year ended October 31, 2024, for the Predecessor Funds are summarized in the table below:

Fund	Total Dollar Amount of Transactions	Total Commissions Paid on Such Transactions
abrdn Emerging Markets Dividend Fund	$209,149,118	$64,765
abrdn Focused U.S. Small Cap Equity Fund	$31,453,218	$8,302

The Funds had not commenced operations as of October 31, 2024. Accordingly, the Funds did not pay any brokerage commissions.

During the fiscal years ended October 31, 2024, 2023 and 2022, the following brokerage commissions were paid by the Predecessor Funds:

	Year ended October 31,
Fund	2024 *	2023 *	2022 *
abrdn Emerging Markets Dividend Fund	$64,765	$24,197	$49,683
abrdn Focused U.S. Small Cap Equity Fund	$8,302	$2,823	$8,794

*Any material differences between the commissions paid during the past fiscal year and the two preceding fiscal years are due to a variety of factors including, primarily, cash flows into and out of the Predecessor Funds.

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During the fiscal year ended October 31, 2024, the Predecessor Funds held no investments in securities of their regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act).

Purchase and Redemption of Creation Unit Aggregations

Each Fund issues and redeems its Shares on a continuous basis, at NAV, only in a large specified number of Shares called a “Creation Unit,” either principally in-kind for a designated portfolio of securities or in cash for the value of such securities. The value of each Fund is determined once each business day, as described under “Valuation of Shares.” The Creation Unit size for each Fund may change. Authorized Participants (as defined below) will be notified of such change.

Purchase (Creation). The Funds issue and sell Shares only in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Custom Order” may be placed by an Authorized Participant in the event that a Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities (as defined below) and/or cash published or transacted on a Business Day (as defined below). Custom Orders must be received by the transfer agent at such earlier time as provided in the Participant Agreement. On days when the Listing Exchange closes earlier than normal (such as the day before a holiday), a Fund requires standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Listing Exchange closes early). A “Business Day” with respect to a Fund is, generally, any day on which the Listing Exchange is open for business. The Trust may, but is not required to, permit orders until 4:00 p.m., Eastern time, or until the market close (in the event the Listing Exchange closes early).

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities (“Deposit Cash”) and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of each Fund. The “Cash Component” is an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Custodian, through NSCC, makes available on each Business Day, immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or clearing process as described below; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations in the Trust’s sole discretion (collectively, “non-standard orders”). The Trust also reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash. The adjustments described above will reflect changes, known to the Advisor on the date of announcement, to be in effect by the time of delivery of the Fund Deposit or resulting from certain corporate actions.

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Procedures for Purchase of Creation Unit Aggregations. To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC Participant. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.

All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form (the “Closing Time”). The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Listing Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the first Business Day after the Order Placement Date, unless a Fund and Authorized Participant agree to a different settlement date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of each Fund. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor, unless a Fund and Authorized Participant agree to a different settlement date.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 10:15 a.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 10:15 a.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. In the event of a level 3 market-wide circuit breaker resulting in a trading halt for the remainder of the trading day, the time of the market-wide trading halt is considered the close of regular trading and no creation orders for the current trade date will be accepted after that time (the “cutoff”). Orders placed after the cutoff will be deemed to be rejected and will not be processed. Orders should be placed in proper form on the following business day. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

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Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Advisor shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value, as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust and the Distributor reserve the right to reject or revoke acceptance of a creation order transmitted to it in respect of each Fund, including, but not limited to, if: (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Advisor make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

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Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. Except upon liquidation of a Fund, the Trust will not redeem shares in amounts less than Creation Units. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. The Trust may, but is not required to, permit orders until 4:00 p.m., Eastern time, or until the market close (in the event the Listing Exchange closes early).

With respect to each Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to a Fund equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. The Trust reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Procedures for Redemption of Creation Units. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Valuation of Shares”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the Closing Time on the Order Placement Date, and the requisite number of Shares are delivered to the Custodian prior to 10:15 a.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares are not delivered by 10:15 a.m. Eastern time (per applicable instructions) on the Settlement Date, a Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily). If the requisite number of Shares are not delivered by 10:15 a.m. Eastern time (per applicable instructions) on the Settlement Date, and the required collateral is not posted, then the redemption order will not be deemed received as of the Order Placement Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust. In addition, if the requisite number of Shares is not delivered on the Settlement Date, a Fund may reject or revoke acceptance of the redemption request because the Authorized Participant has not satisfied all of the settlement requirements. The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant’s agreement will permit the Trust, on behalf of the Fund, to purchase the missing Shares or acquire the Deposit Securities and the Cash Component underlying such Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such Shares, Deposit Securities or Cash Component and the value of the collateral.

In the event of a level 3 market-wide circuit breaker resulting in a trading halt for the remainder of the trading day, the time of the market-wide trading halt is considered the close of regular trading and no creation orders for the current trade date will be accepted after that time (the “cutoff”). Orders placed after the cutoff will be deemed to be rejected and will not be processed. Orders should be placed in proper form on the following business day.

In certain cases, Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

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With respect to in-kind redemptions by a Fund, in connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within prescribed settlement periods.

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that each Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities).

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in a Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Regular Foreign Holidays. The Funds generally intend to effect deliveries of Creation Units and portfolio securities on a basis of prescribed settlement periods. The Funds may effect deliveries of Creation Units and portfolio securities on a basis other than prescribed settlement periods in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within prescribed settlement periods in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement periods. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than prescribed settlement periods for the Funds, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. Because the portfolio securities of the Funds may trade on days that the Listing Exchange is closed or on days that are not Business Days for the Funds, Authorized Participants may not be able to redeem their shares of the Funds, or to purchase and sell shares of the Funds on the Listing Exchange, on days when the NAV of the Funds could be significantly affected by events in the relevant non-U.S. markets.

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Required Early Acceptance of Orders. Notwithstanding the foregoing, as described in the Participant Agreement and the applicable order form, a Fund may require orders to be placed up to one or more Business Days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s NAV. Orders to purchase Shares that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.

Creation/Redemption Transaction Fee. A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. Each Fund may adjust the transaction fee from time to time, and a Fund may waive all or a portion of its applicable transaction fee(s). An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.

Creation and Redemption Transaction Fees:

Fund	Transaction Fee*	Maximum Transaction Fee**
abrdn Emerging Markets Dividend Active ETF	$1,000	5%
abrdn Focused U.S. Small Cap Active ETF	$100	N/A

* An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.

** In addition to the transaction fees listed above, a Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Advisor’s view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.

Cash Redemptions. A Fund may pay out the proceeds of redemptions of Creation Unit Aggregations solely in cash or through any combination of cash or securities. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the Authorized Participant will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption. If the Authorized Participant acts as a broker for a Fund in connection with the sale of Fund Securities, the Authorized Participant will also be required to pay certain brokerage commissions, taxes, and transaction and market impact costs as discussed under the heading “Brokerage Transactions” herein.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws.

Additional Redemption Procedures. The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Listing Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Fund’s Shares or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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Valuation of Shares

Under normal circumstances, the NAV per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board of Trustees determines (together, the “Valuation Time”). However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is regularly closed. Fixed income Fund shares may be priced on days that the Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day. On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

Each Fund reserves the right not to determine its NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s NAV.

Under normal circumstances, the offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the Total Net Assets (“TNA”) of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The TNA of a Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities).

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. As permitted by Rule 2a-5 under the 1940 Act, the Board of Trustees has designated the Adviser as the valuation designee for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on Nasdaq are valued at the Nasdaq official closing price. Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign exchange-traded securities are valued at the last quoted sale price or the official close price, as of the close of trading on the principal exchange on which the security is traded. There may be circumstances in which those prices do not take into account events that occur after the close of the foreign markets but prior to the time the Funds calculate their NAVs. Similarly, there may be circumstances in which a foreign currency exchange rate is deemed inappropriate for use by the Funds or multiple appropriate rates exist. In such circumstances, the valuation designee is responsible for determining fair value in accordance with the Valuation Procedures. When fair value pricing is employed, the prices of a security used by a Fund to calculate its NAV typically differ from quoted or published prices for the same security for that day.

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Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

The time at which transactions and Fund shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Shares are purchased or sold on a national securities exchange at market prices, which may be higher or lower than NAV. No secondary sales will be made to brokers or dealers at a concession by the Distributor or by the Fund. Purchases and sales of shares in the secondary market, which will not involve the Fund, will be subject to customary brokerage commissions and charges. Transactions in shares will be priced at NAV only if you purchase or redeem shares directly from a Fund in Creation Units.

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Additional Information

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different funds. Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

The Trust presently consists of the following 18 series of shares of beneficial interest, without par value and with the various classes listed:

FUND	SHARE CLASS
abrdn China A Share Equity Fund	Class A, Class C, Class R, Institutional Class
abrdn Dynamic Dividend Fund	Class A, Institutional Class
abrdn EM SMA Completion Fund	Institutional Class
abrdn Emerging Markets Dividend Active ETF	N/A
abrdn Emerging Markets Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
abrdn Emerging Markets ex-China Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
abrdn Fcoused Emerging Markets ex-China Fund	Class A, Institutional Class
abrdn Focused U.S. Small Cap Active ETF	N/A
abrdn Global Infrastructure Fund	Class A, Institutional Class
abrdn High Income Opportunities Fund	Class A, Institutional Class
abrdn Infrastructure Debt Fund	Class A, Institutional Service Class, Institutional Class
abrdn Intermediate Municipal Income Fund	Class A, Institutional Service Class, Institutional Class
abrdn International Small Cap Fund	Class A, Class C, Class R, Institutional Class
abrdn Real Estate Fund	Class A, Institutional Class
abrdn Short Duration High Yield Municipal Fund	Class A, Class C, Institutional Class
abrdn Ultra Short Municipal Income Fund	Class A, Class A1, Institutional Class
abrdn U.S. Small Cap Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
abrdn U.S. Sustainable Leaders Fund	Class A, Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own. Shares of a particular class are equal in all respects to other shares of that class. In the event of liquidation of a Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class. All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust. The Trust ETFs do not have share classes. Except for the Trust ETFs, shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

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Role of the DTC. DTC acts as Securities Depository for the shares of the Funds which are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of which (and/or their representatives) own DTC. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. No Beneficial Owner shall have the right to receive a certificate representing such shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of a Fund.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form and number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

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Additional General Tax Information for all Funds

The information discussed in this section applies generally to all of the Funds that are described in this SAI.

Buying a Dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds. If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distribution of Net Investment Income

Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met by you and the Fund. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

For U.S. federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains. These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined for federal income tax purposes, the Fund’s loss carryforwards may be subject to limitation.

As of October 31, 2024, for U.S. federal income tax purposes, the Predecessor Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which do not expire:

Fund	Amount	Expires
Emerging Markets Dividend Fund	$5,275,127	Unlimited (Short-Term)
Emerging Markets Dividend Fund	$390,650,491	Unlimited (Long-Term)
Focused U.S. Small Cap Equity Fund	$518,938	Unlimited (Short-Term)
Focused U.S. Small Cap Equity Fund	$505,011	Unlimited (Long-Term)

Post-October Losses

In determining its net capital gain, including also in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a Fund generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

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Medicare Contribution Tax

A 3.8 percent Medicare contribution tax will be imposed on net investment income, among other things, including interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Returns of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in Foreign Securities

The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

Effect of foreign withholding taxes. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund’s distributions paid to you. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases.

Effect of foreign debt investments on distributions. Realized gains and losses from the sale of debt securities are treated as ordinary income or loss for federal income tax purposes by a Fund, to the extent attributable to foreign exchange gains or losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

Pass-through of foreign tax credits. If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities or, at the close of each quarter, is at least 50% invested in other regulated investment companies, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income (if you itemize your income tax deductions) or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election. The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes paid by a Fund) will be reduced if you receive foreign dividends from a Fund reported as qualified dividend income subject to taxation at long-term capital gain rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns. A Fund engaging in securities lending with respect to a security paying income subject to foreign taxes may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. In addition, a shareholder of a Fund may lose the ability to use foreign tax credits passed through by the Fund if the Fund shares are loaned pursuant to a securities lending agreement.

PFIC securities. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

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  Information on the Amount and Tax Character of Distributions

Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, a Fund may report and distribute to you, as taxable income or capital gains a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in October, November or December to shareholders of record in such a month but paid in January are taxable to you as if they were paid in December.

Election to be Taxed as a Regulated Investment Company

Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity-level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:

1.	a Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

2.	a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

3.	a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales of Fund Shares

Sales of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

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Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Cost Basis Reporting. A Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions.

This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

U.S. Government Securities

The income earned on certain U.S. Government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund. The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified Dividend Income for Individuals

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. Dividends from PFICs are not eligible to be treated as qualified dividend income. Either none or only a nominal portion of the dividends paid by certain Funds will be qualified dividend income because they invest primarily in non-qualified foreign securities. Income dividends earned by the Funds on non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rate. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside the definition of qualified dividend income. In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend (or, in the case of certain preferred stock, for at least 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend (or, in the case of certain preferred stock dividends paid by the Fund, for at least 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.

When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will report the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of a Fund’s income is from qualified sources, it will be allowed to report 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction. The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be reported each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Either none or only a nominal portion of the dividends paid by certain Funds will be eligible for the corporate dividends-received deduction because they invest primarily in foreign securities. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fail to qualify for the dividends received deduction.

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In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not qualify for the dividends received deduction. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend (or, in the case of certain preferred stock, for at least 91 days during the 181-day period beginning 90 days before the stock becomes ex-dividend). Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period (or, in the case of certain preferred stock dividend paid by the Fund, a 91-days period) then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.

Section 199A Dividends for Individuals

For tax years beginning before January 1, 2026, a Fund may report “section 199A dividends” eligible for a 20% “qualified business income” deduction for non-corporate US shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for the qualified business income deduction, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the shareholder must meet certain holding period requirements with respect to the Fund shares.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes. Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

Investment in Complex Securities

Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions). These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities. These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund. For example:

Derivatives. A Fund may be permitted to invest in certain options, futures or forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Tax straddles. A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Short sales and securities lending transactions. A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position. Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income and to fail to qualify for the dividends received deduction. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

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Convertible debt. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount. Certain Funds may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. Similar requirements may apply to securities purchased with market discount. If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements. A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investments in securities of uncertain tax character. A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding

By law, each Fund must withhold 24% of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding and certify that you are a U.S. person (including a U.S. resident alien). Any amount withheld under backup withholding is allowed as a credit against your

U.S. federal income tax liability, provided that proper information is timely provided to the IRS. A Fund also must withhold if the IRS instructs it to do so. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

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Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status. In addition, non-U.S. investors may also be subject to U.S. federal withholding tax on deemed income resulting from any election by a Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, but not on capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, a capital gain dividend reported by a Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

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U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding. A 30% withholding tax is currently imposed on dividends and certain other types of income paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation is adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Reporting

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct owners of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. In addition, future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

Creation Units

As a result of U.S. federal income tax requirements, the Trust on behalf of each Fund, has the right to reject an order for a creation of shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See the discussion above under the heading, “Purchase and Redemption of Creation Unit Aggregations - Acceptance of Orders of Creation Units.”

This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in any of the Funds.

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Major Shareholders

The Funds had not commenced operations as of January 31, 2025, and the Trust does not know of any persons who own of record or beneficially 5% or more of the outstanding shares of the Funds as of that date.

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Financial Statements

KPMG LLP is the Funds’ independent registered public accounting firm. KPMG LLP audits the Funds’ annual financial statements. The audited financial statements and financial highlights of the Predecessor Funds for their fiscal year ended October 31, 2024, as set forth in the Predecessor Funds’ Form N-CSR, including the report of KPMG LLP, are incorporated by reference into this SAI. No other parts of the Form N-CSR are incorporated by reference herein. A copy of the Form N-CSR for each Predecessor Fund may be obtained, without charge, by calling 1-844-383-7289, visiting www.abrdn.com/us/literature, or writing to abrdn Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.

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Appendix A - Portfolio Managers

DESCRIPTION OF COMPENSATION STRUCTURE

As used in this Appendix, abrdn Inc. (“Adviser”) and abrdn Investments Limited (“aIL”) (collectively referred to as “abrdn”).

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders. abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award. Deferred awards are by default abrdn plc shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds, managed by abrdn, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

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In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

OTHER MANAGED ACCOUNTS

The following chart summarizes the “Other Accounts Managed” by each portfolio manager. “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Funds listed under each portfolio manager’s name in the opposite column. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2024)
Matt Williams	Registered Investment Companies: 7 accounts, $3,048.24 total assets
Emerging Markets Dividend Active ETF	Other Pooled Investment Vehicles: 15 accounts, $5,265.32 total assets
Other Accounts: 14 accounts, $7,159.68 total assets
Gabriel Sacks	Registered Investment Companies: 7 accounts, $3,048.24 total assets
Emerging Markets Dividend Active ETF	Other Pooled Investment Vehicles: 15 accounts, $5,265.32 total assets
Other Accounts: 14 accounts, $7,159.68 total assets
Chris Colarik	Registered Investment Companies: 4 accounts, $744.84 total assets
Focused U.S. Small Cap Active ETF	Other Pooled Investment Vehicles: 8 accounts, $2,363.16 total assets
Other Accounts: 9 accounts, $15,061.42 total assets
Scott Eun	Registered Investment Companies: 4 accounts, $744.84 total assets
Focused U.S. Small Cap Active ETF	Other Pooled Investment Vehicles: 8 accounts, $2,363.16 total assets
Other Accounts: 9 accounts, $15,061.42 total assets
Awais Khan	Registered Investment Companies: 0 accounts, $0 total assets
Emerging Markets Dividend Active ETF	Other Pooled Investment Vehicles: 0 accounts, $0 total assets
Focused U.S. Small Cap Active ETF	Other Accounts: 0 accounts, $0 total assets

POTENTIAL CONFLICTS OF INTEREST

abrdn (abrdn Inc. and abrdn Investments Limited)

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate abrdn based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

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Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts and discretionary SMA accounts, abrdn will utilize a third-party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, where possible, simultaneously or approximately at the same time. For certain strategies, delivery to our service provider will occur at end of day. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA. While UMA accounts are invested in the same strategies as, and may perform similarly to, SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.

Certain operational differences in the trade execution process and timing of cash flows for mutual funds may result in abrdn having already commenced trading for its discretionary client accounts before the model delivery and SMA accounts have executed abrdn’s recommendations. In this event, trades placed for the model delivery and SMA clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery and SMA clients receiving less favorable prices than our other discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions. These timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery and SMA clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

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Appendix B – Debt Ratings

Standard & Poor’s Global Ratings Debt Ratings

A. Issue Credit Ratings

A Standard & Poor’s Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1. Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s Global Ratings’ analysis of the following considerations:

•	The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise we impute; and

•	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by Standard & Poor’s Global Ratings.

AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only to a small degree.

A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

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CCC - An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but Standard & Poor’s Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if Standard & Poor’s Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when Standard & Poor’s Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.

*The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2. Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by Standard & Poor’s Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if Standard & Poor’s Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when Standard & Poor’s Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when Standard & Poor’s Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.

B. Municipal Short-Term Note Ratings

An Standard & Poor’s Global Ratings U.S. municipal note rating reflects Standard & Poor’s Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s Global Ratings’ analysis will review the following considerations:

•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
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Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa –Obligations rated Aa are judged to be of high quality and are subject to very low credit risk

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

*Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
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FITCH, INC. BOND RATINGS

Fitch publishes credit ratings that are forward looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issue level ratings are also assigned and often include an expectation of recovery which may be notched above or below the issuer-level rating. Credit ratings are indications of the likelihood of receiving repayment in accordance with the terms of the issuance. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC – Very low margin for safety. Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or for a closed funding vehicle, payment capacity is irrevocably impaired. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business and debt is still outstanding.

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2 Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3 Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

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The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means a time frame of up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good intrinsic capacity for timely payment of financial commitments.

F3 - The intrinsic capacity for timely payment of financial commitments is adequate.

B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C – Default is a real possibility.

RD – Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D – Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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Appendix C - Proxy Voting Policies and Procedures
U.S. Registered Advisers
Summary of Proxy Voting Guidelines
as of October 26, 2022
Where clients appoint abrdn Inc. to vote proxies on their behalf, policies have been established to vote these proxies in the best interests of our clients.
We employ ISS as a service provider to facilitate electronic voting. We require ISS to provide recommendations based on our own set of parameters tailored to abrdn’s assessment and approach, but remain conscious that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions. We make use of the ISS standard research and recommendations and those based on our own custom policy as input to our voting decisions. Where our analysts make a voting decision that is different from the recommendations based on our custom policy they will provide a rationale for such a decisions which will be made publicly available in our voting disclosures.
In order to make proxy voting decisions, an abrdn analyst assesses the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be a final voting decision instructed through ISS and applied to all funds for which abrdn have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.
There may be certain circumstances where abrdn Inc. may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that abrdn Inc. will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios, abrdn Inc. custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent abrdn Inc. from exercising our voting authority.
We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

●	Where a portfolio manager owns the holding in a personal account.

●	An investee company that is also a segregated client.

●	An investee company where an Executive Director or Officer of our company or that of abrdn plc or another affiliate is also a Director of that company.

●	An investee company where an employee of abrdn plc or an affiliate or subsidiary is a Director of that company.

●	A significant distributor of our products.

●	Any other companies which may be relevant from time to time.

We have adopted procedures within our proxy voting process to identify where a conflict exists. These procedures are designed to ensure that our voting decisions are based on our client’s best interests and are not impacted by any conflict.
The implementation of this policy, along with conflicts of interest, will be reviewed periodically by the Active Ownership team. abrdn’s Global ESG Principles & Voting Policies are published on our website.

Clients may obtain a free copy of abrdn Inc.’s proxy voting policies and procedures and/or proxy voting records for their account by contacting us at (215) 405-5700. abrdn publishes ESG Principles & Voting Policies, which describe our approach to investment analysis, shareholder engagement and proxy voting across companies worldwide. There are published on our website.
Clients that have not granted abrdn Inc. voting authority over securities held in their accounts will receive their proxies in accordance with the arrangements they have made with their service providers.
Listed Company ESG Principles & Voting Policies
March 2024
Active Ownership and Environmental, Social & Governance (ESG) considerations are a driver of our investment process, our investment activity, our client journey and our corporate influence.
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Through engagement with the companies in which we invest, and by exercising votes on behalf of our clients, we seek to improve the financial resilience and performance of our clients’ investments. Where we believe change is needed, we endeavour to catalyse this through our stewardship capabilities.
Our expectations
As global investors, we are particularly aware that ESG structures and frameworks vary across regions. Furthermore, what we expect of the companies in which we invest varies between different stages of business development and the underlying history and nature of the company in question. We seek to understand each company’s individual circumstances and so evaluate how it can best be governed and overseen. As such, we strive to apply the principles and policies set out on these pages in response to the needs of that individual company at that particular time. Our heritage as a predominantly active fund manager helps drive this bespoke approach to understanding good governance and risk management.
We have a clear perception of what we consider to be best practice globally – as set out in this document. However we will reflect the nature of the business, our close understanding of individual companies and regional considerations, where appropriate, in our approach to applying these policies, which are not exhaustive.
The principles and voting policies noted herein reflect our current position. We are monitoring and contributing to the many reform agendas and consultations underway in the governance arena, particularly in the UK, on areas such as market competitiveness, listing rules, the approval of corporate transactions and greater flexibility in remuneration practices, including wider use of restricted stock. We are actively involved in these discussions, both as a corporate issuer and an investor, and our position will evolve as rules, guidance and practice develops.
This document has received approval from the Head of Public Markets and the Chief Sustainability Officer - Investments following consultation with various internal stakeholders.
Our approach to stewardship
We seek to integrate and appraise environmental, social and governance factors in our investment process. Our aim is to generate the best long-term outcomes for our clients, proportionate to the risk preference they have accepted, and we will actively take steps as stewards and owners to protect and enhance the value of our clients’ assets.
Stewardship is a reflection of this bespoke approach to good governance and risk management. We seek to understand each company’s specific approach to governance, how value is created through business success and how investors’ interests are protected through the management of risks that materially impact business success. This requires us to play our part in the governance process by being active stewards of companies, involved in dialogue with management and non-executive directors where appropriate, understanding the material risks and opportunities – including those relating to environmental and social factors and helping to shape the future success of the business.
We will:

●	Take into consideration, in our investment process, the policies and practices on environmental, social and governance matters of the companies in which we invest.

●	Seek to enhance long-term shareholder value through constructive engagement with the companies in which we invest.

●	Actively engage with companies and assets in which we invest where we believe we can influence or gain insight.

●	Seek to exercise voting rights, where held, in a manner consistent with our clients’ long-term best interests.

●	Seek to influence the development of appropriately high standards of corporate governance and corporate responsibility in relation to environmental and social factors for the benefit of our clients.

●	Communicate our Listed Company ESG Principles and Voting Policies to clients, companies and other interested parties.

●	Be accountable to clients within the constraints of professional confidentiality and legislative and regulatory requirements.

●	Be transparent in reporting our engagement and voting activities.

abrdn is committed to exercising responsible ownership with a conviction that companies seeking to upgrade their practices in corporate governance and risk management will be more successful in their core activities and deliver enhanced long-term returns to shareholders. As owners of companies, the process of stewardship is a natural part of our investment approach as we seek to benefit from their long-term success on our clients’ behalf.
Engagement
It is a central tenet of our active investment approach that we strive to meet with the management and directors of our investee companies on a regular basis. We will concentrate that engagement on investee companies undergoing transformation or facing exceptional challenges or opportunities. The discussions we have cover a wide range of topics, including: strategic, operational, and ESG issues and consider the long-term drivers of value. Engagement with
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companies on ESG risks and opportunities is a fundamental part of our investment process. It is a process through which we can discuss how a company identifies, prioritises and mitigates its key risks and optimises outcomes from its most significant opportunities. As such, we regard engagement as:

●	Important to understanding investee companies holistically.

●	Helpful when conducting comprehensive ESG analysis.

●	Useful to maintaining open dialogue and constructive relationships with companies.

●	An opportunity to generate positive change on a company’s holistic risk management programme–be active with our holdings rather than activist.

Proxy Voting
Proxy voting is an integral part of our active stewardship approach and we seek to exercise voting rights in a manner in line with our clients’ best interests. We seek to ensure that voting reflects our understanding of the companies in which we invest on behalf of our clients. We believe that voting is a vital mechanism for holding boards and management teams to account, and is an important tool for escalation and shareholder action.
This document includes our process and overarching policy guidelines which we apply when voting at general meetings. These policies are not exhaustive and we evaluate our voting on a case by case basis. As a global investment firm we recognise the practical necessity of adopting a regional approach, taking into account differing and developing market practices. Where a policy is specific to one region this is denoted.
We endeavour to engage with companies regarding our voting decisions to maintain a dialogue on matters of concern.
Voting Process
In line with our active ownership approach, we review the majority of general meeting agendas convened by companies which are held in our active equity portfolios. Analysis is undertaken by a member of our regional investment teams or our Active Ownership team and votes instructed following consideration of our policies, our views of the company and our investment insights. To enhance our analysis we may engage with a company prior to voting to understand additional context and explanations, particularly where there is deviation from what we believe to be best practice.
To supplement our own analysis we make use of the benchmark research and recommendations provided by ISS, a provider of proxy voting services. In the UK we also make use of the Investment Association’s (IA) Institutional Voting Information Service. We have implemented regional voting policy guidelines with ISS which ISS applies to all meetings in order to produce customised vote recommendations. These custom recommendations help identify resolutions which deviate from our expectations. They are also used to determine votes where a company is held only in passive funds. Within our custom policies, however, we do specify numerous resolutions which should be referred to us for active review. For example we will analyse all proposals marked by ISS as environmental or social proposals.
While it is most common for us to vote in line with a board’s voting recommendation we will vote our clients’ shares against resolutions which we believe are not consistent with their best interests. We may also vote against resolutions which conflict with local governance guidelines, such as the IA in the UK. Although we seek to vote either in favour or against a resolution we do make use of an abstain vote where this is considered appropriate. For example we may use an abstention to acknowledge some improvement, but as a means to reserve our position in expectation that further improvement is needed before we can vote in favour. Where we vote against a resolution we endeavour to inform companies of our rationale.
In exceptional circumstances we may attend and speak at a shareholder meeting to reinforce our views to the company’s board.
We endeavour to vote all shares for which we have voting authority. We may not vote when there are obstacles to do so, for example those impacting liquidity, such as shareblocking, or where there is a significant conflict of interest. We use the voting platform of ISS to instruct our votes. Where we lend stock on behalf of clients, and subject to the terms of client agreements, we hold the right to recall shares where it is in clients’ interests to do so and where we take the view that to maintain full voting weight on a particular meeting or resolution may impact the final vote.
Our votes are disclosed publicly on our website one day after a general meeting has taken place.
Strategy
We invest in companies that will create the best outcome for our clients in line with their investment mandates. Companies must be clear about the drivers of their business success and their strategy for maintaining and enhancing it. Investment is a forward-looking process; we seek to understand the opportunity for a business and its scope for future value-creation over the long term. In order to do this, we need clarity on past business delivery and its drivers, and on the effective track record of management; we require honest and open reporting to build confidence in that track record. We seek confidence that companies and their management can maintain their competitive positioning and operational performance and subsequently enhance returns for investors. A clear strategy and clarity about the drivers of operational success provides the lens through which we will consider most corporate issues, not least assessing performance and risk management.
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●	We will consider voting against executive or non-executive directors if we have serious concerns regarding the oversight or implementation of strategy.

Board of Directors
We believe effective board governance promotes the long-term success and value creation of the company. The board should be responsible for establishing the company’s purpose and strategy, overseeing management in their implementation of strategy and performance against objectives. The board should ensure a strong framework of control and risk oversight, including material ESG risks. The board should assess and monitor culture and be engaged with the workforce, shareholders and wider society.
Board Composition
Effective decision making requires a mix of skills around the table and constructive debate between diverse and different-minded individuals. A range of skills, experience and perspectives should be drawn together on the board. These include industry knowledge, experience from other sectors and relevant geographical knowledge. Independence of thought plays a crucial role in the ability of a board to generate the debate and discussion that will challenge management, help enhance business performance and improve decision-making. Board assessments will help the board ensure it has the necessary mix of skills, diversity and quality of individuals to address the risks and opportunities the company faces. Unitary boards should comprise an appropriate combination of executive and non-executive directors such that no group of individuals dominates decision-making. We expect the size of the board to reflect the size, nature and complexity of the business. We also expect regular internal and external board evaluations which include an assessment of board composition and effectiveness.
Leadership
Running businesses effectively for the long term requires effective collaboration and cooperation, with no individual or small group having unfettered powers. Nor should any individual or small group have dominant influence over the way a business is run or over major decisions about its operations or future. There should be a division of responsibility between board leadership and executive leadership of the business. We believe that there should be a division of roles at the top of the organisation, typically between a Chief Executive Officer (CEO) and an independent Chair.

●
We will consider supporting the re-election of an existing Chair & CEO role combination, recognising that this remains common in certain geographies. In reviewing this on a case by case basis we will take account of the particular circumstances of the company and consider what checks and balances are in place, such as the presence of a strong Senior Independent Director with a clear scope of responsibility.

●	We will generally oppose any re-combination of the roles of CEO and Chair, unless the move is on a temporary basis due to exceptional circumstances or other mitigating factors.

●	We will generally oppose any move of a retiring CEO to the role of Chair.

Independence
Companies should be led and overseen by genuinely independent boards. When looking at board composition we generally expect to see a majority of independent directors, with boards identifying their independence classifications in the Annual Report. It is preferable to see an identified Senior Independent Director (SID) on the board, who will lead the appraisal of and succession planning for the Chair. We expect SIDs to meet with investors and be a point of contact for escalating concerns if required.
In assessing a director’s independence we will have due regard for whether a director:

i.	Has been an employee of the company within the last five years.

ii.	Has had within the last three years a material business relationship with the company.

iii.	Has received remuneration in addition to director fees or participates in the company’s option or variable incentive schemes, or is a member of the company’s pension scheme.

iv.	Has close family ties with any of the company’s advisers, directors or senior employees.

v.	Holds cross-directorships or has significant links with other directors through involvement in other companies or bodies.

vi.	Represents a significant shareholder.

vii.	Has served on the board for more than 12 years (or 9 for UK companies).

●
We will consider voting against the re-election of non-independent directors if the board is not majority independent (excluding employee representatives). In doing so we will have regard for whether a company is controlled and the nature of the non-independence – for example, we are unlikely to vote against shareholder representatives unless their representation is disproportionate to their shareholding.

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Succession Planning & Refreshment
Regular refreshment of the non-executive portion of a board helps draw in fresh perspectives, not least in the context of changes to business and emerging opportunities and risks. It also helps limit the danger of group-think. Thoughtful and proactive succession planning is therefore needed for board continuity, to ensure that a board is populated by individuals with an appropriate mix of skills, experience and perspective. We expect the board to implement a formal process for the recruitment and appointment of new directors, and to provide transparency of this in the Annual Report.

●
We will vote against non-executive directors where there are concerns regarding board refreshment or excessive tenure. Where there are directors who have served for over 12 years on a board which has seen no refreshment in 3 years (2 in UK), we will generally vote against their re-election. If a director has served for over 15 years we will generally vote against their re-election. We will, however, consider the impact on board continuity and the company’s succession planning efforts prior to doing so. We may also not apply the tenure limit to directors who are founders or shareholder representatives where we believe this is appropriate.

Diversity
We believe that companies that make progress in diversity, equity and inclusion (DEI) are better positioned for long-term sustainability and outperformance. Diversity of thought, paired with a culture of inclusion, can help companies to tackle increasingly complex challenges and markets. We expect boards to report on how they promote DEI throughout the business and believe that setting targets is important to addressing imbalances. We recognise the necessity of adopting a regional approach to diversity, equity and inclusion, allowing us to press for progress with appropriate consideration for the starting point. We have for several years, actively encouraged progress in gender diversity at all levels, and have expanded our scope in relation to diversity, equity and inclusion across geographies. In respect of ethnic diversity, this is coming increasingly into focus as we encourage boards to progress in ensuring that their composition reflects their employee and customer bases. Our regional specific policies are below. In determining our votes we will take account of mitigating factors, such as the sudden departure of a female board member. We will also consider any clear progress being made by the company on diversity and any assurance that diversity shortfalls will soon be addressed.
Gender Diversity.

●
UK: We will generally vote against the Nomination Committee Chair of FTSE 350 companies if the board is not comprised of at least one third female directors. We expect companies to seek to comply with the FCA’s diversity targets and may vote against the Chair of the Nomination Committee if we have concerns regarding the Committee’s efforts in succession planning to achieve the gender diversity target of 40% female members. For smaller companies, we will take action if the board does not include at least one female director.

●
Europe: We will generally vote against the Nomination Committee Chair of LargeCap companies if the supervisory board is not comprised of at least 30% female directors, or is not in line with the local standard if higher. For smaller companies, we will take this action if the supervisory board does not include at least one female director.

●	Australia: We will generally vote against the Nomination Committee Chair of ASX300 companies if the board is not comprised of at least 30% female directors.

●
North America: We will generally vote against the Nomination Committee Chair of LargeCap companies if the board is not comprised of at least 30% female directors. For smaller companies, we will take this action if the board does not include at least one female director

Ethnic Diversity

●
UK: We will generally vote against the Nomination Committee Chair at the boards of FTSE 100 companies, if the board does not include at least one member from an ethnic minority background. This is in line with targets set up by the Parker Review.

●
US: We will generally vote against the Nomination Committee Chair at the boards of S&P 1500 & Russell 3000 companies if the board does not include at least one member from a racial or ethnic minority background.

Directors’ Time Commitment
Individual directors need sufficient time to carry out their role effectively and therefore we seek to ensure that all directors maintain an appropriate level of overall commitments such that allows them to be properly diligent.

●
We will consider opposing the election or re-election of any director where there is a concern regarding their ability to dedicate sufficient time to the role. In making this assessment we will have regard to the ISS classification of ‘overboarding’.

●	We will generally oppose the re-election of any director who has attended fewer than 75% of board meetings in two consecutive years.

Board Committees
Boards should establish committees, populated by independent and appropriately skilled non-executive directors, to oversee (as a minimum) the nomination, audit and remuneration processes. It may also be appropriate for additional committees to be established, such as a risk or sustainability committee. These committees should report openly on an annual basis about their activities and key decisions taken.
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We will consider voting against committee members if we have concerns regarding the composition of a committee in relation to independence or skills.
Nomination Committee
This committee has responsibility for leading the process for orderly non-executive and senior management succession planning and recruitment, and for overseeing the composition of the board including skillset, experience and diversity. We expect the committee to be comprised of a majority of independent directors with an independent Chair.

●	We will consider voting against the re-election of the Nomination Committee Chair if we have concerns regarding the composition of the board or concerns regarding poor succession planning.

Audit Committee
This committee has responsibility for monitoring the integrity of the financial statements, reviewing the company’s internal financial controls and risk management systems, reviewing the effectiveness of the company’s internal audit function and appointing and overseeing the quality of the work done by external auditors. We prefer the committee to be wholly independent, and expect this at UK and US companies in view of general market practice and board composition. In other regions, as a minimum, we expect the committee to be comprised of a majority of independent directors with an independent Chair. Furthermore we expect at least one member of the committee to have recent and relevant financial experience.

●	UK & US: We will generally vote against the re-election of non-independent members of the Audit Committee..

●
Europe: We will generally vote against the re-election of non-independent members of the Audit Committee if the Committee is not majority independent. We will also generally vote against a non-independent Chair of the Audit Committee.

●	We will generally vote against the re-election of the Audit Committee Chair if at least one member of the Committee does not have recent and relevant financial experience.

Remuneration Committee
The committee is responsible for determining the policy and setting remuneration levels for executive and nonexecutive directors. The committee should ensure that directors’ remuneration is aligned with strategy and company performance and should clearly demonstrate that outcomes have had regard to the experience of the company’s employees and wider society. Remuneration policy should be cognisant of the company’s licence to operate and the potential overall level of remuneration. We expect remuneration committees to be robust in their approach to developing and implementing remuneration policies, with formal and transparent procedures for developing policies and for determining remuneration packages. Remuneration committees should be comprised of a majority of independent directors with an independent Chair and we expect members to have appropriate experience and knowledge of the business and remuneration practices in the jurisdiction in which they operate. No executive should be involved in setting their own remuneration..

●
Where we have significant concerns regarding the company’s remuneration policy or reward outcomes we may escalate these concerns through a vote against the Chair or members of the Remuneration Committee.

Director Accountability
We expect to be able to hold boards to account through engagement and regular director re-elections and directors should feel that they are accountable to investors. We encourage individual, rather than bundled, director elections. While our preference is for directors to be subject to re-election annually, we expect re-elections to take place at least every three years. Lengthier board mandates, while not uncommon in some markets, risk divorcing directors from an appropriate sense of accountability. Directors and management should make themselves available for discussions with major shareholders as we expect to have open dialogue to share our perspectives and gain confidence that the individuals are carrying out their roles with appropriate vigour and diligence. A further important element of director accountability to shareholders is that investors should have the right, both formal and informal, to propose and promote individual directors to be considered for election to the board by all shareholders.

●	We will generally oppose the re-election of nonindependent NEDs who are proposed for a term exceeding three years. We may not apply this to directors who are shareholder representatives.

●	Where we have significant concerns regarding a board member’s performance, actions or inaction to address issues raised we may vote against their re-election.

●	We may vote against directors who decline appropriate requests for meetings without a clear justification.

●
Where a director has held a position of responsibility at a company which has suffered a material governance failure, we will consider whether we are comfortable to support their re-election at other listed companies.

●
We will generally support resolutions to discharge the supervisory board or management board members from legal liability unless we have serious concerns regarding actions taken during the year under review. Where there is insufficient information regarding allegations of misconduct, we may prefer to abstain. In exceptional circumstances

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we may vote against the discharge resolution to reflect serious ESG concerns if there is not another appropriate resolution.

●	We will not support the election of directors who are not personally identified but are proposed as corporations.

Reporting
A company’s board should present a fair, balanced and understandable assessment of the company’s position and prospects – financial and non-financial – and of how it has fulfilled its responsibilities. We support the principle of full disclosure of relevant and useful information, subject to issues of commercial confidentiality and prejudice. Boilerplate disclosure should be avoided. We encourage companies to consider using the appropriate globally developed standards and would particularly encourage the use of those created by the Taskforce for Climate related Financial Disclosures (TCFD), the International Integrated Reporting Council (IIRC), the Sustainability Accounting Standards Board (SASB) and the Global Reporting Initiative (GRI). Audited reporting and financial numbers should be published ahead of any relevant shareholder meetings. We continue to monitor the evolving reporting landscape and consider new reporting developments as they emerge, either voluntary or regulatory.

●	We may consider voting against a company’s Annual Report & Accounts if we have concerns regarding timely provision or adequacy of disclosure.

Political Donations & Lobbying
Companies should be consistent in their public statements and not undermine these in private commentary to market participants or to politicians and regulators. We welcome transparency from companies about their lobbying activities and believe that good companies have nothing to hide in this respect. Similarly we encourage transparency of any political donations that companies deem appropriate – and we expect a clear explanation of why such donations are an appropriate use of corporate funds.
Risk & Audit
The board is responsible for determining the company’s risk appetite, establishing procedures to manage risk and for monitoring the company’s internal controls. We expect boards to conduct robust assessments of the company’s material risks and report to shareholders on risks, controls and effectiveness. The introduction of global accounting standards has led to much greater investor confidence in the accounts produced by companies around the world. It has also assisted in creating consistency of reporting across companies, enabling fairer comparisons between different operating businesses. We therefore encourage companies seeking international investment to report under International Financial Reporting Standards (IFRS) or US GAAP. As a firm abrdn supports the continued development of high quality global accounting standards.
An independent audit, delivered by a respected audit firm, is a required element for investor confidence in reporting by companies. We strongly favour meaningful, transparent and informative auditor reports, giving us additional insights into the audit process and accounting outcomes. Audit fees must be sufficient to pay for an appropriately in-depth assurance process. We would be concerned if a company sought to make unjustified savings in this respect as the cost in terms of damage to audit effectiveness and confidence in the company’s accounts would be much more substantial.
The independence of the auditor and the standard of their work, particularly in challenging management, should be subject to regular assessment that is appropriately disclosed. Even when individuals carrying out the audit are refreshed, we believe that the independence of the audit firm erodes over time and we will encourage a tender process and change of audit firm where an engagement has lasted for an extended period. In order to demonstrate the level of independence, companies should not have the same audit firm in place for more than 20 years.
The relationship with the auditor should be mediated through the audit committee. Where we are significant shareholders, we expect to be consulted on plans to tender and replace auditors.

●	We will generally vote against the re-election of an auditor which has a tenure of 20 years or over, if there are no plans for rotation in the near term.

●	We will consider voting against the auditors if we have concerns regarding the accounts presented or the audit procedures used.

●	We will vote against the approval of auditor fees if we have concerns regarding the level of fees or the balance of non-audit and audit fees.

Remuneration
Remuneration policies and the overall levels of pay should be aligned with strategy, attracting and retaining talent and incentivising the decisions and behaviours needed to create long-term value. The component parts of remuneration should be structured so as to link rewards to corporate and individual performance and they should be considered in the context of the remuneration policies when taken as a whole. We recognise the benefits of simplicity in forming the policy, which should clearly link outcomes and expectations for those receiving the remuneration, as well as external stakeholders. The structure should be transparent and understandable.
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A company’s annual report should contain an informative statement of remuneration policy which communicates clearly to stakeholders how it has developed and evolved. This should include details of any stress testing that may have been undertaken to understand the policy outcomes for different business scenarios. The remuneration committee should provide a clear description of the application of policy and the outcomes achieved.
Base salary should be set at a level appropriate for the role and responsibility of the executive. We discourage increases which are driven solely by peer benchmarking, and expect increases to be aligned with the wider workforce. Consideration should also be given to the knock-on impact to variable remuneration potential. Pension arrangements and benefits should be clearly disclosed. We generally expect pension structures to be aligned with the wider workforce.
A company should structure variable, performancerelated pay to incentivise and reward management in a manner that is aligned with the company’s sustainable performance and risk appetite over the long term. We expect all variable pay to be capped, preferably with reference to base salary. In the UK we expect variable pay to be capped with reference to base salary. In other markets, if variable pay is capped at a number of shares, we expect the value of grants to be kept under review annually to ensure the value remains appropriate and is not excessive.
Performance metrics used to determine variable pay should be clearly disclosed and aligned with the company’s strategy. A significant portion of performance metrics should seek to measure significant improvements in the underlying financial performance of the company. We also encourage the inclusion of non-financial metrics linked to targets which are aligned with the company’s progress on its ESG strategy. Where possible we expect these targets to be quantifiable and disclosed.
Variable pay arrangements should incentivise participants to achieve above-average performance through the use of challenging targets. We encourage sliding-scale performance measures and expect performance target ranges to be disclosed to enable shareholders to assess the level of challenge and pay for performance alignment. We expect annual bonus targets to be disclosed retrospectively and encourage the disclosure of long term incentive (LTI) targets at the beginning of the performance period, but at minimum we expect retrospective disclosure. Where bonus or LTI targets are not disclosed due to commercial sensitivity we expect an explanation of why the targets continue to be considered sensitive retrospectively and expect some detail regarding the level of achievement vs target. Where a share price metric is being used, we expect this to be underpinned by a challenging measure of underlying performance. We encourage settlement of a portion of the annual bonus in shares which are deferred for at least one year. We expect settlement of long term incentives to be in shares, with rationale provided for any awards settled in cash. Long term incentives should have a performance period of no less than three years. In the UK we expect a further holding period of two years to be applied, and we encourage this in other markets. We do not generally support value creation plans. We will consider supporting the use of restricted share plans in the UK which have been structured consistent with the guidelines of the Investment Association. We expect appropriate malus and clawback provisions to be applied to variable remuneration plans. We expect shareholding guidelines to be adopted for executive directors and encourage the adoption of postdeparture shareholding guidelines. We expect details of any use of discretion to be disclosed and its use should be justifiable, appropriate and clearly explained. We would expect policies to be sufficiently robust so that discretion is only necessary in exceptional circumstances. We do not generally support exceptional awards, and are particularly sensitive to such awards being granted to reward a corporate transaction. We expect executive service contracts to provide for a maximum notice period of 12 months. We will consider local best practice provisions related to severance arrangements when voting. Non-executive fees should reflect the role’s level of responsibility and time commitment. We do not support NED’s participation in option or performance-related arrangements. However we do support the payment of fees in shares, particularly where conservation of cash is an issue. In the UK our expectations of companies are aligned with the Investment Association’s Principles of Remuneration. Where significant changes to remuneration arrangements are being considered, we would expect remuneration committees to consult with their largest shareholders prior to finalising any changes. Where any increase to variable remuneration is proposed, we would expect this to be accompanied by a demonstrable increase in the stretch of the targets. Furthermore we expect any increases to remuneration to be subject to shareholder approval.
In response to the issues arising from the cost of living crisis being experienced by many people in the UK, we expect companies to focus additional capacity towards those members of the workforce who need it most. We expect Remuneration Committees to take into account factors arising from the cost of living crisis when deliberating over executive pay outcomes. We would be concerned by reputational issues arising from decisions made in these unusual circumstances and may make this a factor in our voting decisions at relevant AGMs.
In line with the expectations set out above we will generally vote against the appropriate resolution(s) where:

●	We consider the overall reward potential or outcome to be excessive.

●	A significant increase to salary has been granted which is not aligned with the workforce or is not sufficiently justified.

●
A significant increase to performance-related pay has been granted which is not sufficiently justified, is not accompanied by an increase in the level of stretch required for achievement or results in the potential for excessive reward.

●	There is no appropriate cap on variable incentive schemes.

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●	Performance targets for annual bonus awards are not disclosed retrospectively and the absence of disclosure is not explained.

●	Performance targets for long term incentive awards are not disclosed up front and there is no compelling explanation regarding the absence of disclosure or a commitment to disclose retrospectively.

●	Performance targets are not considered sufficiently challenging, either at threshold, target or maximum.

●	Relative performance targets allow vesting of awards for below median performance.. Retesting provisions apply.

●	Incentives that have been conditionally awarded have been repriced or performance conditions changed part way through a performance period.

●	We have concerns regarding the use of discretion or the grant of exceptional awards.

●	Pension arrangements are excessive.. Pension arrangements are not aligned with the wider workforce (UK).

Investor Rights
The interests of minority shareholders must be protected and any major, or majority, investor should not enjoy preferential treatment. The structure of ownership or control should minimise the potential for abuse of public shareholders.
Corporate Transactions
Companies should not make significant changes to their structure or nature without being fully transparent to their investors. Shareholders should have the opportunity to vote on significant corporate activity, such as mergers and acquisitions. Where a transaction is with a related party, only independent shareholders should have a vote. Even in markets where no vote is given to shareholders in these circumstances, investors need transparent disclosure of the reasons for any such major change. Companies should expect that shareholders may want to discuss and debate proposed developments
Diversification beyond the core skills of the business needs to be justified as it is more often than not a distraction from operational performance. All major deals need to be clearly explained and justified in the context of the preexisting strategy and be subject to shareholder approval.

●	We will vote on corporate transactions on a case by case basis.

Dividends
We will generally support the payment of dividends but will scrutinise the proposed level where it appears excessive given the company’s financial position.
Share Capital
The board carries responsibility for prudent capital management and allocation.
Share Issuance
We will consider capital raises which are proposed for a specific purpose on a case by case basis but recognise that it can be beneficial for companies to have some general flexibility to issue shares to raise capital. However we expect issuances to be limited to the needs of the business and companies should not issue significant portions of shares unless offering these on a pro-rata basis to existing shareholders to protect against inappropriate dilution of investments.

●
Where a company seeks a general authority to issue shares we generally expect this to be limited to 25% of the company’s share capital for pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines.

●
Where a company seeks a general authority to issue shares we generally expect this to be limited to 10% of the company’s share capital for non-pre-emptive issuances. In the UK we are aligned with the guidance of the Investment Association Share Capital Management Guidelines and those of the Pre-Emption Group.

●	We will not generally support share issuances at investment trusts unless there is a commitment that shares would only be issued at a price at or above net asset value.

When considering our votes we will, however, take account of the company’s circumstances and any further detail regarding proposed capital issuance authorities prior to voting.
Following changes to the UK’s Pre-Emption Group Guidelines in November 2022, which reflect an increase on previous limits, we will hold the Chair of the company accountable for any perceived misuse of the increased flexibility through a vote against their re-election.
Buyback
We recognise that share buybacks can be a flexible means of returning cash to shareholders.

●
We will generally support buyback authorities of up to 10% of the issued share capital. In the UK we will generally support authorities which are in line with the levels permitted under the Listing Rules.

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Related Party Transactions
The nature of relations – particularly any related party transactions (RPTs) – with parent or related companies, or other major investors, must be disclosed fully. Related party transactions must be agreed on arm’s length terms and be made fully transparent. Where they are material, they should be subject to the approval of independent shareholders.

●	We will vote against RPTs where there is insufficient transparency of the nature of the transaction, the rationale, the terms or the views and assessment of directors and advisors.

Article/Bylaw amendments
While it is standard to see proposals from companies to amend their articles of association or bylaws, we will review these on a case by case basis. When doing so we expect full transparency of the proposed changes to be disclosed.

●	We will vote against amendments which will reduce shareholder rights.

Anti-Takeover Defences
There should be no artificial structures put in place to entrench management and protect companies from takeover. The best defence from hostile takeover is strong operational delivery.

●	We will generally vote against anti-takeover/‘poison pill’ proposals.

Voting Rights
We are strong supporters of the principle of ‘one share, one vote’ and therefore favour equal voting rights for all shareholders.

●	We will generally vote against proposals which seek to introduce or continue capital structures with multiple voting rights.

●	We will consider voting against proposals to raise new capital at companies with multiple share classes and voting rights.

General Meetings
Shareholder meetings provide an important opportunity to hold boards to account not only through voting on the proposed resolutions but also by enabling investors the opportunity to raise questions, express views and emphasise concerns to the entire board. We may make a statement at a company’s AGM as a means of escalation to reinforce our views to a company’s board.
We welcome the opportunity to attend meetings virtually, being of the view that this can increase participation given obstacles such as location or meeting concentration. However we are not supportive of companies adopting virtual-only meetings as we believe this format reduces accountability. Our preference is for a hybrid meeting format to balance the flexibility of remote attendance with the accountability of an in-person meeting.

●	We will generally support resolutions seeking approval to shorten the EGM notice period to minimum 14 days, unless we have concerns regarding previous inappropriate use of this flexibility.

●
We will generally support proposals to enable virtual meetings to take place as long as there is confirmation that the format will be hybrid, with physical meetings continuing to take place (unless prohibited by law). We expect virtual attendees to have the same rights to speak and raise questions as those attending in-person. We will generally vote against proposals which permit wholly virtual general meetings.

As part of strategic planning, boards need to have oversight of, and clearly articulate, the key opportunities and risks affecting the sustainability of the business model. This includes having a process for, and transparent disclosure of, potential and emerging opportunities and risks and the actions being taken to address them.
The effective management of risks extends to long-term issues that are hard to measure and whose timeframe is uncertain and will include the management of environmental and social issues. We use the UN Global Compact’s four areas of focus in assessing how companies are performing in this area.
Specifically we expect companies to be able to demonstrate how they manage their exposures under the following headings.
The Environment
It is generally accepted that companies are responsible for the effects of their operations and products on the environment. The steps they take to assess and reduce those impacts can lead to cost savings and reduce potential reputational damage. Companies are held responsible for their impact on the climate and they face increased regulation from world governments on activities that contribute to climate change.
We expect that companies will

●	Identify, manage and reduce their environmental impacts.

●	Understand the impact of climate change along the company value chain.

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●
Develop group-level climate policies and, where relevant, set targets to manage the impact, report on policies, practices and actions taken to reduce carbon and other environmental risks within their operations.

●	Comply with all environmental laws and regulations, or recognised international best practice as a minimum.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to the environment we will consider taking voting action on an appropriate resolution.
We will use the indicators within the Carbon Disclosure Project to identify companies which are not fulfilling their climate commitments. Where appropriate we will take voting action to encourage better practice among companies which we deem to be laggards.
Labour and employment
Companies that respect internationally recognised labour rights and provide safe and healthy working environments for employees are likely to reap the benefits. This approach is likely to foster a more committed and productive workforce, and help reduce damage to reputation and a company’s license to operate. We expect companies to comply with all employment laws and regulations and adopt practices in line with the International Labour Organization’s core labour standards. a minimum.
In particular, companies will:

●	Take affirmative steps to ensure that they uphold decent labour standards.

●	Adopt strong health and safety policies and programmes to implement such policies.

●	Adopt equal employment opportunity and diversity policies and a programme for ensuring compliance with such policies.

●	Adopt policies and programmes for investing in employee training and development.

●	Adopt initiatives to attract and retain talented employees, foster higher productivity and quality, and encourage in their workforce a commitment to achieving the company’s purpose.

●	Ensure policies are in place for a company’s suppliers that promote decent labour standards, and programmes are in place to ensure high standards of labour along supply chains.

●	Report regularly on its policy and implementation of managing human capital.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to labour and employment we will consider taking voting action on an appropriate resolution.
Human rights
We recognise the impact that human-rights issues can have on our investments and the role we can play in stimulating progress. We draw upon a number of international, legal and voluntary agreements for guidance on human-rights responsibilities and compliance. Our primary sources are the International Bill of Rights and the core conventions of the International Labour Organisation (ILO), which form the list of internationally agreed human rights, and the UN Guiding Principles on Business and Human Rights (UNGPs), which clarifies the roles of states and businesses. We encourage companies to use the UNGPs Reporting Framework and encourage disclosure in line with this guidance.
We expect companies to:

●	Continually work to understand their actual and potential impacts on human rights.

●	Establish systems that actively ensure respect for human rights.

●	Take appropriate action to remedy any infringements on human rights.

Where we have serious concerns regarding a board’s actions, or inaction, in relation to human rights we will consider taking voting action on an appropriate resolution.
Business ethics
As institutions of wealth and influence, companies have a significant impact on the prosperity of their local communities and the wider world. Having a robust code of ethics and ensuring professional conduct mean companies operate more effectively, particularly when it comes to ethical principles governing decision- making. A company’s failure to conform to internationally recognised standards of business ethics on matters such as bribery and corruption, can increase its risk of facing investigation, litigation and fines. This could undermine its license to operate, and affect its reputation and image.
We expect companies to have policies in place to support the following:

●	Ethics at the heart of the organisation’s governance.

●	A zero-tolerance policy on bribery and corruption.. How people are rewarded, as pay can influence behaviour.

●	Respect for human rights.

●	Tax transparency.

●	Ethical training for employees.

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Where we have serious concerns regarding a board’s actions, or inaction, related to business ethics we will consider taking voting action on an appropriate resolution.
We will review any resolution at company meetings we have identified as covering environmental and social factors. The following will detail our overarching approach and expectations.
Our approach to vote analysis is consistent across active and quantitative investment strategies
Review the resolution, proponent and board statements, existing disclosures, and external research.
Engage with the company, proponents, and other stakeholders as required.
Involve thematic experts, regional specialists, and investment analysts in decision-making to harness a wide range of expertise and include all material factors in our analysis.
Ensure consistency by using our own in-house guidance to frame case-by-case analysis.
Monitor the outcomes of votes.
Follow-up with on-going engagement as required.
Given the nature of the topics covered by these resolutions we do not apply binary voting policies. We adopt a nuanced approach to our voting research and outcomes and will consider the specific circumstances of the company concerned. Our objective is not to vote in favour of all shareholder resolutions but to determine the best outcome for the company in the context of the best outcome for our clients. There are instances where we are supportive of the spirit of a resolution however there may be a reason which prevents our support for the proposal. For example, where the purpose of the resolution is unclear, where the wording is overly prescriptive, when suggested implementation is overly burdensome or where the proposal strays too closely to the board’s responsibility for setting the company’s strategy.
Management Proposals
We are supportive of the steps being taken by companies to provide transparent, detailed reporting of their ESG strategies and targets. While shareholder proposals on environmental and social topics have been common on AGM agendas for several years, an increasing number of companies are presenting management proposals, such as so called ‘say on climate’ votes, for shareholder approval. While we welcome the intention of accountability behind these votes, we have reservations about the potential for them to limit the scope for subsequent investor challenge and diminish the direct responsibility and accountability of the board and individual directors. We believe it is the role of the board and the executive to develop and apply strategy, including ESG strategies, and we will continue to use existing voting items to hold boards to account on the implementation of these strategies. As active investors we also regularly engage with investee companies on ESG topics and find this dialogue to be the best opportunity to provide feedback.
We will review the appropriateness of ‘say on climate’ votes and consider if other voting mechanisms should be applied to ensure both Boards and Executives apply the appropriate rigour to initiate and deliver strategies to support the climate transition.
Shareholder Proposals
The number of resolutions focused on environmental and social (E&S) issues filed by shareholders continues to grow rapidly. The following provides an overview of some of the factors we consider when assessing the most prevalent themes for shareholder proposals.
Climate Change
We are members of the Net Zero Asset Managers Initiatives and this is reflected in our Active Ownership approach. We encourage the companies in which we invest to demonstrate a robust methodology underpinning Paris aligned goals and targets and are supportive of resolutions that will help companies to achieve this. Once a credible climate strategy is in place, we prioritise evidence of implementation over requests to re-draft strategies and targets after only a year or two.
A growing number of resolutions call on companies to increase the transparency of their reporting on climaterelated lobbying. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Lobbying contrary to the objectives of the Paris Agreement is effective in creating climate policy inertia and impeding the transition to net zero economies.
We do not evaluate resolutions in isolation. Our approach recognises the links between corporate governance, strategy and climate approach. Where a company’s operational response to climate change is inadequate, the effectiveness of board oversight and corporate governance may also be called into question.
We expect and encourage companies to:

●	Demonstrate that a robust methodology underpins Paris aligned, net zero goals and targets.

●	Set targets for absolute emission reduction, not just carbon intensity, to show a clear pathway to net zero.

●	Report in alignment with the TCFD framework.

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●	Link targets to remuneration and ensure they are reflected in capital expenditure and R&D plans.

●
Carefully manage climate-related lobbying by ensuring appropriate oversight, transparent disclosure of activities, and alignment of activities with the company’s strategy and publicly stated positions.

Diversity & Inclusion
Diversity, Equity & Inclusion (DEI) is an important and growing theme for shareholder resolutions. In recent years resolutions have focussed on racial equity audits, pay gap reporting, transparent disclosure of DEI metrics and assessments of the efficacy of DEI programmes.
A racial equity audit is an independent analysis of a company’s business practices designed to identify practices that may have a discriminatory effect. We are supportive of racial equity audits in relation to internal and external DEI programmes. It is appropriate that these programmes should have KPIs and audit mechanisms in place to measure and evaluate outcomes. Some proposals request racial equity audits of provision of services. We are aware that measuring provision of service is challenging and gathering racial data on customers can be difficult and inappropriate. There are also multiple different factors that can influence service provision and which could be misconstrued as being racially motivated. We will however, support resolutions which are not unduly prescriptive and allow companies to carry out audits within a reasonable timeframe, at a reasonable cost, and excluding confidential or proprietary information.
We consider standardised gender pay gap disclosure to be an important tool for assessing how companies are addressing gender inequality. Reporting on gender pay gaps across global operations can help companies to remain ahead of the regulatory curve. It also enables them to offer better opportunities and remuneration for women around the world. We are therefore supportive of resolutions which are likely to deliver these benefits. Proposals must be carefully drafted to achieve these outcomes. For instance, in the past we have been unable to support resolutions which called for global median gender and racial pay gap reporting as it was unclear how this would reveal potential pay disparities at a local level and how it could be implemented by companies with operations in jurisdictions where collection of racial identity data is illegal.
In the US market we support public disclosure of EEO-1 forms by companies. The EEO-1 form details a comprehensive breakdown of workforce by race and gender according to ten employment categories. The form is submitted privately to the US Equal Employment Opportunity Commission on an annual basis. When publicly disclosed, it offers investors and other stakeholders data in a standardised and comparable form. We have used our engagement programme to ask the companies in which we invest to disclose this form for their US operations while making it central to our D&I voting approach and supporting resolutions that request it.
Human rights
As a supporter of the UN Guiding Principles on Business and Human Rights (UNGPs), we expect companies to demonstrate how human rights due diligence is conducted across operations, services, product use and the supply chain. Companies can have a significant impact on human rights directly through operations and provision of services, and indirectly through product use and the supply chain. In recent years the sale and end-use of controversial technologies, such as facial recognition software, has emerged as a prominent theme.
We expect and encourage companies to:

●	Have robust due diligence processes to assess the actual and potential human rights impacts of their operations, services, product use and supply chain.

●	Conduct customer and supplier vetting processes commensurate with the risk of human rights abuse.

●
Publicly disclose information about the operation of these processes and utilise the UNGPs’ Reporting Framework. This will improve the standard and consistency of human rights reporting and enable more informed investment decision making.

Corporate Lobbying & Political Contributions
Corporate lobbying and political contributions are a recurrent theme of shareholder resolutions, particularly in the US. These proposals typically encompass direct lobbying undertaken by the company and indirect lobbying undertaken by trade associations and other organisations of which it is a member or supporter. Proposals may also request the disclosure of more information regarding the process and rationale for political contributions. We expect companies to make transparent, consolidated disclosures of direct and indirect lobbying and political expenditure. This disclosure should be underpinned by a coherent policy that: explains public policy priorities and the rationale for associated expenditure, identifies the management positions responsible for public policy engagement, and provides appropriate mechanisms for board oversight. These measures should mitigate the risks associated with corporate lobbying and political contributions, protecting the interest of shareholders and other stakeholders.
Nuclear Energy
In the Japanese market nuclear energy is a recurrent theme of shareholder resolutions. The Japanese government is seeking to reduce the nation’s reliance on coal and its energy strategy presents safe nuclear power generation as an important source of base-load power. In this context, resolutions which seek to limit or cease the nuclear operations of an
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individual company do not appear to be in the best interests of shareholders and other stakeholders. The health & safety risks associated with nuclear energy are high, must be managed carefully across the industry, and are an important consideration in our voting.
Important Information
This document is strictly for information purposes only and should not be considered as an offer, investment recommendation, or solicitation, to deal in any of the investments or funds mentioned herein and does not constitute investment research. abrdn does not warrant the accuracy, adequacy or completeness of the information and materials contained in this document and expressly disclaims liability for errors or omissions in such information and materials.
Any research or analysis used in the preparation of this document has been procured by abrdn for its own use and may have been acted on for its own purpose. The results thus obtained are made available only coincidentally and the information is not guaranteed as to its accuracy. Some of the information in this document may contain projections or other forward looking statements regarding future events or future financial performance of countries, markets or companies. These statements are only predictions and actual events or results may differ materially. The reader must make their own assessment of the relevance, accuracy and adequacy of the information contained in this document and make such independent investigations, as they may consider necessary or appropriate for the purpose of such assessment. This material serves to provide general information and is not meant to be investment, legal or tax advice for any particular investor. No warranty whatsoever is given and no liability whatsoever is accepted for any loss arising whether directly or indirectly as a result of the reader, any person or group of persons acting on any information, opinion or estimate contained in this document. abrdn reserves the right to make changes and corrections to any information in this document at any time, without notice. This material is not to be reproduced in whole or in part without the prior written consent of abrdn.
Applying ESG and sustainability criteria in the investment process may result in the exclusion of securities within the universe of potential investments. The interpretation of ESG and sustainability criteria is subjective meaning that products may invest in companies which similar products do not (and thus perform differently) and which do not align with the personal views of any individual investor. Furthermore, the lack of common or harmonized definitions and labels regarding ESG and sustainability criteria may result in different approaches by managers when integrating ESG and sustainability criteria into investment decisions. This means that it may be difficult to compare strategies within ostensibly similar objectives and that these strategies will employ different security selection and exclusion criteria. Consequently, the performance profile of otherwise similar vehicles may deviate more substantially than might otherwise be expected. Additionally, in the absence of common or harmonized definitions and labels, a degree of subjectivity is required and this will mean that a product may invest in a security that another manager or an investor would not.
abrdn plc is registered in Scotland (SC286832) at 1 George Street, Edinburgh EH2 2LL.
Appendix C - Proxy Voting Policies and Procedures   115

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)	(1) Second Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit-99.1(a) of the Registrant’s Registration Statement on Form N-14 as filed on September 18, 2024 (Accession Number 0001104659-24-100996) (the “N-14 Registration Statement No. 1”).

(a)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of Registrant is incorporated by reference to Exhibit EX-99.a.1.a of Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed on June 23, 2008 (Accession Number 0001193125-08-138324) (“Post-Effective Amendment No. 2”).

(b)	Certificate of Establishment and Designation of Additional Series and Share Classes of abrdn Funds (formerly Aberdeen Funds) establishing the Aberdeen Global Fixed Income Fund, Aberdeen Global Small Cap Fund, Aberdeen International Focus Fund, Aberdeen International Focus Portfolio and Aberdeen Asia Bond Fund is incorporated by reference to Exhibit EX-99.a.1.c of Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-1A as filed on April 22, 2009 (Accession Number 0001104659-09-025445).

(c)	Certificate of Establishment and Designation of Additional Series and Share Class of Aberdeen Funds establishing the Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form N-1A as filed on July 20, 2009 (Accession Number 0001104659-09-043743) (“Post-Effective Amendment No. 14”).

(d)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Asia-Pacific (ex-Japan) Equity Institutional Fund and Institutional Service Class for the Aberdeen International Equity Institutional Fund, Aberdeen Asia Bond Institutional Fund and Aberdeen Emerging Markets Institutional Fund is incorporated by reference to Exhibit EX-99.a.1.d of Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A as filed on October 28, 2009 (Accession Number 0001135428-09-000523).

(e)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global High Yield Bond Fund and Aberdeen Ultra-Short Duration Bond Fund is incorporated by reference to Exhibit EX-99.a.1.f of Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A as filed on October 4, 2010 (Accession Number 0001104659-10-051121) (“Post-Effective Amendment No. 28”).

(f)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Equity I Fund and Aberdeen U.S. Equity II Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A as filed on August 12, 2011 (Accession Number 0001104659-11-046544) (“Post-Effective Amendment No. 39”).

(g)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. High Yield Bond Fund is incorporated by reference to Exhibit EX-99.a.1.g of Post-Effective Amendment No. 43 to the Registrant’s Registration Statement on Form N-1A as filed on December 15, 2011 (Accession Number 0001104659-11-069674) (“Post-Effective Amendment No. 43”).

(h)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Emerging Markets Debt Fund is incorporated by reference to Exhibit EX-99.a.1.j of Post-Effective Amendment No.47 to the Registrant’s Registration Statement on Form N-1A as filed on June 15, 2012 (Accession Number 0001104659-12-043873) (“Post-Effective Amendment No. 47”).

(i)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Alternative Strategies Fund and Aberdeen Alternative Strategies Fund II is incorporated by reference to Exhibit EX-99.a.1.k of Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A as filed on October 15, 2015 (Accession Number 0001104659-15-070904) (“Post-Effective Amendment No. 67”).

(j)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen U.S. Mid Cap Equity Fund is incorporated by reference to Exhibit EX-99.a.1.n of Post-Effective Amendment No. 72 to the Registrant’s Registration Statement on Form N-1A as filed on February 29, 2016 (Accession Number 0001104659-16-101125) (“Post-Effective Amendment No. 72”).

(k)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen International Real Estate Equity Fund, Aberdeen Realty Income & Growth Fund, Aberdeen Income Builder Fund and Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.a.1.l of Post-Effective Amendment No. 86 to the Registrant’s Registration Statement on Form N-1A as filed on March 7, 2018 (Accession Number 0001104659-18-015555) (“Post-Effective Amendment No. 86”).

(l)	Certificate of Establishment and Designation of Additional Share Class of Aberdeen Funds establishing Class A1 shares of the Aberdeen Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.a.1.m of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2019 (Accession No. 0001104659-19-011471) (“Post-Effective Amendment No. 90”).

(m)	Certificate of Establishment and Designation of Additional Share Class of Aberdeen Funds establishing Class C shares of the Aberdeen Short Duration High Yield Municipal Fund is incorporated by reference to Exhibit EX-99.a.1.m of Post-Effective Amendment No. 101 to the Registrant’s Registration Statement on Form N-1A as filed on October 19, 2020 (Accession No. 0001104659-20-116041)(“Post-Effective Amendment No. 101”).

(n)	Certificate of Establishment and Designation of Additional Series and Share Classes of Aberdeen Funds establishing the Aberdeen International Sustainable Leaders Fund, Aberdeen Global Equity Impact Fund and Aberdeen Global High Income Fund is incorporated by reference to Exhibit EX-99.a.1.n of Post-Effective Amendment No. 108 to the Registrant’s Registration Statement on Form N-1A as filed on August 24, 2021 (Accession No. 0001104659-21-108881) (“Post-Effective Amendment No. 108”).

(o)	Certificate of Name Change is incorporated by reference to Exhibit EX-99.a.1.o of Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2023 (Accession No. 0001133228-23-000869) (“Post-Effective Amendment No. 113”).

(p)	Certificate of Establishment of abrdn Funds establishing the abrdn EM Completion Fund is incorporated by reference to Exhibit EX-99.a.1.p of Post-Effective Amendment No. 113 filed on February 28, 2023.

(2) Certificate of Trust of Registrant, as filed with the Office of the Secretary of State of the State of Delaware on September 27, 2007, is incorporated by reference to the Registrant’s Registration Statement on Form N-1A as filed on October 12, 2007 (Accession Number 0001137439-07-000471).

(a)	Amended Certificate of Trust of the Registrant is incorporated by reference to Exhibit EX-99.a.2 of Post-Effective Amendment No. 118 filed on February 29, 2024 (Accession No. 0001133228-24-001590) (“Post-Effective Amendment No. 118”).

(b)	Amended and Restated By-Laws of Registrant are incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed on January 18, 2008 (Accession Number 0001386893-08-000026).

(c)	(1) See Article III, “Shares,” and Article V, “Shareholders’ Voting Powers and Meetings,” of Registrant’s Amended and Restated Agreement and Declaration of Trust.

(2) See Article II, “Meetings of Shareholders,” of Registrant’s Amended and Restated By-Laws.

(d)	(1) Investment Advisory Agreement dated February 7, 2008 between Registrant and abrdn Inc. (formerly, Aberdeen Asset Management Inc.) (“abrdn”) (the “2008 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)	Amendment, dated February 28, 2025, to the 2008 Advisory Agreement between Registrant and abrdn is filed herewith.

(2) Subadvisory Agreement between Registrant, abrdn and abrdn Asia Limited (formerly, Aberdeen Standard Investments (Asia) Limited and Aberdeen Asset Management Asia Limited) (“abrdn Asia”) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 28 filed on October 4, 2010.

(a)	Amended Exhibit A to the Subadvisory Agreement among Registrant, abrdn and abrdn Asia is incorporated by reference to Exhibit EX-99.d.2.a of Post-Effective Amendment No. 113 filed on February 28, 2023.

(3) Subadvisory Agreement between Registrant, abrdn and abrdn Investments Limited (“aIL”) (formerly, Aberdeen Asset Managers Limited) is incorporated by reference to Exhibit EX-99.d.3 of Post-Effective Amendment No. 47 filed on June 15, 2012.

(a)	Form of Amended Exhibit A to the Subadvisory Agreement between Registrant, abrdn and aIL is incorporated by reference to Exhibit EX-99.d.3.a of Post-Effective Amendment No. 116 to the Registrant’s Registration Statement on Form N-1A as filed on August 18, 2023 (Accession No. 0001133228-23-004953) (“Post-Effective Amendment No. 116”).

(4)   Investment Advisory Agreement between Registrant and abrdn with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn High Yield Managed Duration Municipal Fund, abrdn International Real Estate Equity Fund, abrdn Realty Income & Growth Fund, abrdn Income Builder Fund and abrdn Ultra Short Municipal Income Fund (the “2018 Advisory Agreement”) is incorporated by reference to Exhibit EX-99.d.5 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)	First Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(b)	Second Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.b of Post-Effective Amendment No. 98 to the Registrant’s Registration Statement on Form N-1A as filed on February 28, 2020 (Accession No. 0001104659-20-027092) (“Post-Effective Amendment No. 98”).

(c)	Third Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.c of Post-Effective Amendment No. 108 filed on August 24, 2021.

(d)	Fourth Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.d of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A as filed on May 9, 2022 (Accession No. 0001104659-22-057621) (“Post-Effective Amendment No. 112”).

(e)	Fifth Amendment and Amended Exhibit A to the 2018 Advisory Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.d.4.e of Post-Effective Amendment No. 118 filed on February 29, 2024.

(5)   Subadvisory Agreement between Registrant, abrdn and aIL with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn International Real Estate Equity Fund and abrdn Realty Income & Growth Fund (the “2018 Subadvisory Agreement”) is incorporated by reference to Exhibit EX-99.d.6 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)	Amendment and Amended Exhibit A to the 2018 Subadvisory Agreement is incorporated by reference to Exhibit EX-99.6(e)(i) of the N-14 Registration Statement No. 1.

(e)	(1) Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1 of Post-Effective Amendment No. 2 filed on June 23, 2008.

(a)	Amended and Restated Schedule A to the Underwriting Agreement between Registrant and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.e.1.a of Post-Effective Amendment No. 116 filed on August 18, 2023.

(2) Distribution Agreement, dated April 16, 2018, between abrdn ETFs (formerly, Aberdeen Standard Investments ETFs and ETFS Trust) (the “abrdn ETFs Registrant”) and ALPS Distributors, Inc. (the “Distribution Agreement”) is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 15 to the abrdn ETFs Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-19-001623 on March 1, 2019..e.2

(a)	Amendment No. 5, dated February 14, 2025, to the Distribution Agreement is filed herewith.

(3) Form of Dealer Agreement is incorporated by reference to Exhibit EX-99.e.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(4) Form of Authorized Participant Agreement is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 34 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-23-005601 on April 28, 2023 .

(f)	Not Applicable.

(g)	(1) Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A as filed on July 12, 2010 (Accession Number 0001104659-10-037599) (“Post-Effective Amendment No. 26”).

(a)	Amendment dated March 5, 2014 to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.a of Post-Effective Amendment No. 63 to the Registrant’s Registration Statement on Form N-1A as filed on February 27, 2015 (Accession Number 0001104659-15-015103) (“Post-Effective Amendment No. 63”).

(b)	Funds Letter and Amended Appendix A to the Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.g.1.b of Post-Effective Amendment No. 112 filed on May 9, 2022.

(2) Master Custodian Agreement, dated December 29, 2020, between the abrdn ETFs Registrant and State Street Bank and Trust Company (the “ETFs Master Custodian Agreement”) is incorporated herein by reference to exhibit (g)(1) of Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-005025 on April 28, 2021.

(a)	Amendment dated January 24, 2025 to the ETFs Master Custodian Agreement between the abrdn ETFs Registrant and State Street Bank and Trust Company is filed herewith.

(h)	(1) Amended and Restated Fund Administration Agreement between Registrant and abrdn dated March 6, 2018 is incorporated by reference to Exhibit EX-99.h.1 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)	Amended Exhibit B to the Fund Administration Agreement between Registrant and abrdn is incorporated by reference to Exhibit EX-99.13(a)(i) of the N-14 Registration Statement No. 1.

(2) Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. (formerly, Boston Financial Data Services, Inc.) is incorporated by reference to Exhibit EX-99.h.2 of Post-Effective Amendment No. 39 filed on August 12, 2011.

(a)	Amendment dated September 18, 2014 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.a of Post-Effective Amendment No. 63 filed on February 27, 2015.

(b)	Amendment dated February 3, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.b of Post-Effective Amendment No. 63 filed on February 27, 2015.

(c)	Amendment dated December 11, 2015 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 72 filed on February 29, 2016.

(d)	Amendment dated June 1, 2020 to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.d of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A as filed on September 25, 2020 (Accession Number 0001104659-20-108872) (“Post-Effective Amendment No. 100”).

(e)	Form of Amended Schedule A to the Transfer Agency and Service Agreement between Registrant and DST Asset Manager Solutions, Inc. is incorporated by reference to Exhibit EX-99.h.2.e of Post-Effective Amendment No. 112 filed on May 9, 2022.

(3) Transfer Agency and Service Agreement, dated December 29, 2020, between the abrdn ETFs Registrant and State Street Bank and Trust Company (the “ETFs Transfer Agency Agreement”) is incorporated herein by reference to exhibit (h)(6) of Post-Effective Amendment No. 30 to the abrdn ETFs Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-005025 on April 28, 2021.

(a)	Amendment dated January 24, 2025 to the ETFs Transfer Agency Agreement between abrdn ETFs Registrant and State Street Bank and Trust Company is filed herewith.

(4) Sub-Administration Agreement between abrdn and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3 of Post-Effective Amendment No. 26 filed on July 12, 2010.

(a)	Funds Letter and Amended Schedule A to the Sub-Administration Agreement between abrdn and State Street Bank and Trust Company for the addition of abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn High Yield Managed Duration Municipal Fund, abrdn International Real Estate Equity Fund, abrdn Realty Income & Growth Fund, abrdn Income Builder Fund and abrdn Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.3.a of Post-Effective Amendment No. 90 filed on February 28, 2019.

(b)	Amendment to Sub-Administration Agreement dated June 29, 2018 is incorporated by reference to Exhibit EX-99.h.3.b of Post-Effective Amendment No. 90 filed on February 28, 2019.

(c)	Amendment to the Sub-Administration Agreement dated August 24, 2018 is incorporated by reference to Exhibit EX-99.h.3.c of Post-Effective Amendment No. 90 filed on February 28, 2019.

(d)	Amendment to the Sub-Administration Agreement dated June 1, 2020 is incorporated by reference to Exhibit EX-99.h.3.d of Post-Effective Amendment No. 100 filed on September 25, 2020.

(e)	Additional Funds Letter and Amended Schedule A to the Sub-Administration Agreement between abrdn and State Street Bank and Trust Company is incorporated by reference to Exhibit EX-99.h.3.e of Post-Effective Amendment No. 112 filed on May 9, 2022.

(5) Sub-Administration Agreement, dated December 29, 2020, between abrdn Inc. and State Street Bank and Trust Company (the “ETFs Sub-Administration Agreement”) is incorporated herein by reference to exhibit (h)(2) of Post-Effective Amendment No. 30 to the abrdn ETFs Registrant’s Registration Statement on Form N-1A (File Nos. 333-198170 and 811-22986), as filed with the SEC via EDGAR Accession No. 0001387131-21-005025 on April 28, 2021.

(a)	Amendment dated January 24, 2025 to the ETFs Sub-Administration Agreement between abrdn Inc. and State Street Bank and Trust Company is filed herewith.

(6) Administrative Services Plan is incorporated by reference to Exhibit EX-99.h.4 of Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form N-1A as filed on February 6, 2009 (Accession Number 0001386893-09-000028).

(a)	Twelfth Amendment and Amended Exhibit A to the Administrative Services Plan is filed herewith.

(7) Form of Servicing Agreement is incorporated by reference to Exhibit EX-99.h.5 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(8) Amended and Restated Expense Limitation Agreement (the “2017 Expense Limitation Agreement”) is incorporated by reference to Exhibit EX-99.h.6 of Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A as filed on December 29, 2016 (Accession Number 0001104659-16-164234) (“Post-Effective Amendment No. 77”).

(a)	Amended and Restated Exhibit A, dated February 28, 2025, to the 2017 Expense Limitation Agreement is filed herewith.

(9)  Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn High Yield Managed Duration Municipal Fund, abrdn International Real Estate Equity Fund, abrdn Realty Income & Growth Fund, abrdn Income Builder Fund and abrdn Ultra Short Municipal Income Fund is incorporated by reference to Exhibit EX-99.h.7 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(a)	Amended and Restated Schedule A to the Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn Short Duration High Yield Municipal Fund (formerly, abrdn High Yield Managed Duration Municipal Fund), abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund) and abrdn Ultra Short Municipal Income Fund is filed herewith.

(10)  Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn EM SMA Completion Fund is incorporated by reference to Exhibit EX-99.h.8 of Post-Effective Amendment No. 112 filed on May 9, 2022.

(a)	Amended and Restated Exhibit A to the Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn EM SMA Completion Fund is filed herewith.

(11) Expense Limitation Agreement between the Registrant and abrdn with respect to the Aberdeen Global High Income Fund, Aberdeen Global Equity Income Fund and Aberdeen International Sustainable Leaders Fund dated June 16, 2021 (the “2021 Expense Limitation Agreement”) is incorporated by reference to Exhibit EX-99.h.9 of Post-Effective Amendment No. 118 filed on February 29, 2024.

(a)	Amended and Restated Exhibit A to the 2021 Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn High Income Opportunities Fund (formerly, Aberdeen Global High Income Fund) and abrdn Focused Emerging Markets ex-China Fund (formerly, Aberdeen Global Equity Impact Fund) is filed herewith.

(12) Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn Emerging Markets Dividend Active ETF and abrdn Focused U.S. Small Cap Active ETF dated December 11, 2024 is incorporated by reference to Exhibit EX-99.h.10 of Post-Effective Amendment No. 123.

(13) Form of Rule 12d1-4 Fund of Funds Investment Agreement is incorporated by reference to Exhibit EX-99.h.9 of Post-Effective Amendment No. 112 filed on May 9, 2022.

(i)	Opinion and Consent of Counsel that shares will be fully paid and non-assessable is filed herewith.

(j)	Consent of independent registered public accounting firm to Registrant is filed herewith.

(k)	Not Applicable.

(l)	Initial Capital Agreement between Registrant and abrdn is incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s initial Registration Statement on Form N-1A as filed on February 5, 2008 (Accession Number 000137439-08-000064).

(m)	Amended Distribution Plan is incorporated by reference to Exhibit EX-99.m of Post-Effective Amendment No. 108 filed on August 24, 2021.

(n)	Amended Rule 18f-3 Plan is filed herewith.

(o)	Reserved.

(p)	(1) Code of Ethics of Registrant is incorporated by reference to Exhibit EX-99.p.1 of Post-Effective Amendment No. 118 filed on February 29, 2024.

 (2)  Code of Ethics of abrdn, aIL, abrdn Asia and Aberdeen Fund Distributors, LLC is incorporated by reference to Exhibit EX-99.p.2 of Post-Effective Amendment No. 90 filed on February 28, 2019.

(q)	(1) Power of Attorney with respect to the Trust for P. Gerald Malone, Warren C. Smith, Rahn K. Porter, and Radhika Ajmera is incorporated by reference to Exhibit EX-99.q.1 of Post-Effective Amendment No. 98 filed on February 28, 2020.

 (2)  Power of Attorney with respect to the Trust for Alan Goodson and Michael Marsico is incorporated by reference to Exhibit EX-99.q.2 of Post-Effective Amendment No. 113 filed on February 28, 2023.

(3) Power of Attorney with respect to the Trust for James O’Connor is incorporated by reference to Exhibit EX-99.q.3 of Post-Effective Amendment No. 121 filed on October 29, 2024 (Accession Number 0001104659-24-112193).

Item 29.	Persons Controlled by or under Common Control with Registrant.

No person is controlled by or under common control with the Registrant.

Item 30.	Indemnification

(a)	Article VII, Section 2 of the Registrant’s Agreement and Declaration of Trust (“Trust Declaration”) provides that the Registrant (the “Trust”), out of the Trust Property, shall indemnify and hold harmless each and every officer and trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or trustee’s performance of his or her duties as an officer or trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a trustee or officer of the Trust whether or not such person is a trustee or officer at the time of any proceeding in which liability is asserted. Nothing in the Trust Declaration shall indemnify, hold harmless or protect any officer or trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office (such conduct referred to herein as “Disqualifying Conduct”).

For the purpose of this indemnification and limitation of liability, “Agent” means any person who is or was a trustee, officer, employee or other agent of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or other agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; “Proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative. To the fullest extent that limitations on the liability of Agents are permitted by the Delaware Statutory Trust Act, as amended, and other applicable law, the Agents shall not be responsible or liable in any event for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter of the Trust. No amendment or repeal of Article VII of the Trust Declaration regarding indemnification shall adversely affect any right or protection of an Agent that exists at the time of such amendment or repeal.

(b)	The Registrant’s Trust Declaration provides that to the fullest extent permitted by applicable law, the officers and Trustees shall be entitled and have the authority to purchase with Trust Property, insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which such Person becomes involved by virtue of such Person’s capacity or former capacity with the Trust, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of Article VII of the Trust Declaration.

(c)	In addition, indemnification against certain liabilities of the Registrant’s trustees and officers and the Registrant’s sub-advisers, administrator, principal underwriter and custodian are provided in: (1) Section 7(b) of each Investment Advisory Agreement between the Registrant and abrdn Inc. (formerly, Aberdeen Standard Investments Inc. and Aberdeen Asset Management, Inc.) (“abrdn”); (2) Section 10 of the Sub-Advisory Agreements among the Registrant, abrdn and each of the following sub-advisers: (a) abrdn Asia Limited (formerly known as Aberdeen Standard Investments (Asia) Limited and Aberdeen Asset Management Asia Limited) and (b) abrdn Investments Limited (formerly known as Aberdeen Asset Managers Limited); (3) Section 9(a) and (b) of the Underwriting Agreement between the Registrant and Aberdeen Fund Distributors, LLC; (4) Section 8 of the Transfer Agency and Service Agreement between the Registrant and DST Asset Manager Solutions; and (5) Section 17 of the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company. Generally, such indemnification does not apply to any liabilities by reason of willful misfeasance, bad faith or gross negligence and reckless disregard of duties. These Agreements are incorporated herein by reference to Item 28.

Item 31.	Business and Other Connections of the Investment Adviser.

The Registrant’s investment adviser, abrdn Inc. (formerly, Aberdeen Standard Investments Inc, and prior to that, Aberdeen Asset Management Inc.) (“abrdn”), is a Delaware corporation. In addition to providing investment advisory services to registered management investment companies, abrdn provides investment advisory services to individual accounts. Additional information as to abrdn and the directors and officers of abrdn is included in abrdn’s Form ADV filed with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-49966), which is incorporated herein by reference and sets forth the officers and directors of abrdn and information as to any business, profession, vocation or employment of a substantial nature engaged in by abrdn and such officers and directors during the past two years.

The Registrant’s subadviser abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited) (“aIL”) is a Scottish company. Additional information as to aIL and the directors and officers of aIL is included in aIL’s Form ADV filed with the SEC (File No. 801-75074), which is incorporated herein by reference and sets forth the officers and directors of aIL and information as to any business, profession, vocation or employment of a substantial nature engaged in by aIL and such officers and directors during the past two years.

The Registrant’s subadviser abrdn Asia Limited (formerly known as Aberdeen Standard Investments (Asia) Limited and Aberdeen Asset Management Asia Limited) (“abrdn Asia”) is a Singapore corporation. Additional information as to abrdn Asia and the directors and officers of abrdn Asia is included in abrdn Asia’s Form ADV filed with the SEC (File No. 801-62020), which is incorporated herein by reference and sets forth the officers and directors of abrdn Asia and information as to any business, profession, vocation or employment of a substantial nature engaged in by abrdn Asia and such officers and directors during the past two years.

Item 32.	Principal Underwriters.

(a)	Aberdeen Fund Distributors, LLC (the “Distributor”) acts as principal underwriter for the Registrant with respect with respect to the following series:

abrdn China A Share Equity Fund

abrdn Dynamic Dividend Fund

abrdn EM SMA Completion Fund

abrdn Emerging Markets Fund

abrdn Emerging Markets ex-China Fund

abrdn Focused Emerging Markets ex-China Fund

abrdn Global Infrastructure Fund

abrdn High Income Opportunities Fund

abrdn Infrastructure Debt Fund

abrdn Intermediate Municipal Income Fund

abrdn International Small Cap Fund

abrdn Real Estate Fund

abrdn Short Duration High Yield Municipal Fund

abrdn Ultra Short Municipal Income Fund

abrdn U.S. Small Cap Equity Fund

abrdn U.S. Sustainable Leaders Fund

ALPS Distributors, Inc. acts as the distributor for the Registrant with respect to abrdn Focused U.S. Small Cap Active ETF and abrdn Emerging Markets Dividend Active ETF and the following investment companies as of December 31, 2024:

1290 Funds

1WS Credit Income Fund

abrdn ETFs

Accordant ODCE Index Fund

Alpha Alternative Assets Fund

ALPS Series Trust

Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income+ Real Estate Fund

Bridge Builder Trust

Cambria ETF Trust

Centre Funds

CION Ares Diversified Credit Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

CRM Mutual Fund Trust

DBX ETF Trust

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

Flat Rock Core Income Fund

Flat Rock Opportunity Fund

FS Credit Income Fund

FS Energy Total Return Fund

FS Multi-Alternative Income Fund

FS Series Trust

FS MVP Private Markets Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

IndexIQ Active ETF Trust

IndexIQ ETF Trust

Investment Managers Series Trust II (AXS-Advised Funds)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sprott Funds Trust

Stone Ridge Trust

Stone Ridge Trust II

Stone Ridge Trust IV

Stone Ridge Trust V

Stone Ridge Trust VIII

The Arbitrage Funds

Themes ETF Trust

Thrivent ETF Trust

USCF ETF Trust

Valkyrie ETF Trust II

Wasatch Funds

WesMark Funds

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

(b)

Name	Position with Underwriter	Position with Registrant
Steve Dunn 1900 Market Street, Suite 200 Philadelphia, PA 19103	Chief Executive Officer	None
Kendra Hettel 1900 Market Street, Suite 200 Philadelphia, PA 19103	Chief Compliance Officer	None
Chad Kirschenblatt 100 Quentin Roosevelt Blvd. Suite 516 Garden City, NY 11530	Financial Operations Principal	None

To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Hilary Quinn	Vice President	None

* Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

** The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

*** The principal business address for Mr. White is 4 Times Square, New York, NY 10036.

^ The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105

^^ The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095

(c)	Not Applicable.

Item 33.	Location of Accounts and Records.

For all series of the Trust, all accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of DST Asset Manager Solutions, 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 with the exception of those maintained by the Registrant’s investment adviser, abrdn Inc. at 1900 Market Street, Suite 200, Philadelphia, PA 19103.

Item 34.	Management Services.

Not Applicable.

Item 35.	Undertakings.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 126 to be signed on its behalf by the undersigned, duly authorized, in the City of Philadelphia, and the Commonwealth of Pennsylvania on the 28th day of February, 2025.

abrdn Funds
Registrant

By:	/s/ Alan Goodson
Alan Goodson
President of abrdn Funds

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

	Name	Title	Date

	/s/ Alan Goodson	President and Chief Executive Officer	February 28, 2025
Alan Goodson

	/s/ Michael Marsico	Treasurer, Chief Financial Officer And Principal Accounting Officer	February 28, 2025
Michael Marsico

	/s/ P. Gerald Malone(1)	Chairman of the Board	February 28, 2025
P. Gerald Malone

	/s/ Warren C. Smith(1)	Trustee	February 28, 2025
Warren C. Smith

	/s/ Rahn K. Porter(1)	Trustee	February 28, 2025
Rahn K. Porter

	/s/ James O’Connor(1)	Trustee	February 28, 2025
James O’Connor(1)

	/s/ Radhika Ajmera(1)	Trustee	February 28, 2025
Radhika Ajmera

By:	/s/ Lucia Sitar
Lucia Sitar
Attorney In Fact

(1)	Pursuant to a power of attorney.

Exhibit List

Exhibit Number	Exhibit

EX-99.d.1.a	Amendment, dated February 28, 2025, to the 2008 Advisory Agreement between Registrant and abrdn

EX-99.e.2.a	Amendment No. 5, dated February 14, 2025, to the Distribution Agreement

EX-99.g.2.a	Amendment dated January 24, 2025 to the ETFs Master Custodian Agreement between the abrdn ETFs Registrant and State Street Bank and Trust Company

EX-99.h.3.a	Amendment dated January 24, 2025 to the ETFs Transfer Agency Agreement between abrdn ETFs Registrant and State Street Bank and Trust Company

EX-99.h.5.a	Amendment dated January 24, 2025 to the ETFs Sub-Administration Agreement between abrdn Inc. and State Street Bank and Trust Company

EX-99.h.6.a	Twelfth Amendment and Amended Exhibit A to the Administrative Services Plan

EX-99.h.8.a	Amended and Restated Exhibit A, dated February 28, 2025, to the 2017 Expense Limitation Agreement

EX-99.h.9.a	Amended and Restated Schedule A to the Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn Dynamic Dividend Fund, abrdn Global Infrastructure Fund, abrdn Short Duration High Yield Municipal Fund (formerly, abrdn High Yield Managed Duration Municipal Fund), abrdn Real Estate Fund (formerly, abrdn Realty Income & Growth Fund) and abrdn Ultra Short Municipal Income Fund

EX-99.h.10.a	Amended and Restated Exhibit A to the Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn EM SMA Completion Fund

EX-99.h.11.a	Amended and Restated Exhibit A to the 2021 Expense Limitation Agreement between the Registrant and abrdn with respect to the abrdn High Income Opportunities Fund (formerly, Aberdeen Global High Income Fund) and abrdn Focused Emerging Markets ex-China Fund (formerly, Aberdeen Global Equity Impact Fund)

EX-99.i	Opinion and Consent of Counsel that shares will be fully paid and non-assessable.

EX-99.j	Consent of independent registered public accounting firm to Registrant.

EX-99.n	Amended Rule 18f-3 Plan

EX-101.INS	XBRL Instance Document – the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase